UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Banzai International, Inc.

435 Ericksen Ave. Suite 250, Bainbridge Island, Washington 98110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Banzai International, Inc.:

You are cordially invited to attend the 2025 annual shareholder meeting of Banzai International, Inc. (the “Company” or “Banzai”) to be held on January 15, 2026, at 8:00 a.m. PT, as a virtual electronic meeting using a Demio video webinar (the “Meeting”). The Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors. Technology will be incorporated into the Meeting to increase efficiency and provide for shareholder participation. In addition to on-line attendance, shareholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to shareholder questions.

To attend the virtual Meeting, go to the Demio link below:

https://my.demio.com/ref/avsHdyIA27S7fLH4

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Banzai International, Inc. (the “Company”) for use at the annual meeting of Shareholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held on January 15, 2026, at 8:00 a.m. PT, to consider and vote upon the proposals noted below.

● To re-elect all Class II directors named in this Proxy Statement to hold office until the third annual meeting of shareholders following this Meeting and until his respective successor is elected and duly qualified.

● To approve, ratify and confirm the appointment of Bush & Associates CPA LLC (“Bush & Associates”) as the Company’s independent auditors for the year ending December 31, 2025, and to authorize the Board of Directors to fix their remuneration.

Shareholders will also be asked to approve a proposal to adjourn the annual meeting to a later date if necessary to solicit additional proxies if there are not sufficient votes at the time of the annual meeting, or any adjournment or postponement thereof, to approve the foregoing matters.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Holders of record of the Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”) and Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock,” together with the Class A Common Stock, the “Company Stock”) at the close of business on December 8, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, before 11:59 p.m. EST on January 14, 2026, whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Company’s Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before 11:59 p.m. EST on January 14, 2026, to ensure that your shares will be represented at this Meeting.

A complete list of Shareholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by Shareholders during ordinary business hours for any purpose germane to this Meeting.

Whether or not you plan to attend the annual meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the annual meeting. If you sign, date, and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the annual meeting.

I want to thank all of our shareholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

This notice and the enclosed proxy statement are first being mailed to Shareholders on or about December 15, 2025.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Joseph Davy
Joseph Davy
Chief Executive Officer
December 15, 2025

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials

for the 2025 Annual Shareholder Meeting to Be Held at 8:00 a.m. PT, on

January 15, 2026

The Notice of Annual meeting, proxy statement, Annual Report on Form 10-K for year ended December 31, 2024 (the “2024 Annual Report”) and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, are available at www.proxyvote.com.

Banzai International, Inc.

PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 15, 2026, at 8:00 a.m. PT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take on January 15, 2026, at 8:00 a.m. PT.

The Company has decided to hold the Meeting as a virtual electronic meeting using Demio video webinar. The Meeting will be held virtually via the Internet only with no physical in-person meeting except the Board of Directors. In addition to on-line attendance, shareholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to shareholder questions.

To attend the virtual Meeting via Demio, go to the link below:

https://my.demio.com/ref/avsHdyIA27S7fLH4

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the meeting starts.

What are shareholders being asked to vote on?

Shareholders are being asked to vote on the following proposals:

● To re-elect all Class II directors named in this Proxy Statement to hold office until the third annual meeting of shareholders after this Meeting and until his respective successor is elected and duly qualified; and

● To approve, ratify and confirm the appointment of Bush & Associates as the Company’s independent auditors for the year ending December 31, 2025, and to authorize the Board of Directors to fix their remuneration.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to Banzai International, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at this Meeting?

Shareholders who owned shares of our Class A Common Stock and Class B Common Stock on December 8, 2025 (the “Record Date”) may attend and vote at this Meeting. There were 9,110,970 and 231,114 shares of Class A Common Stock and Class B Common Stock outstanding, respectively on the Record Date.

The holders of the Company Stock (i) vote together as a single class on all matters (including the election of directors) submitted to a vote, (ii) are entitled to notice of any stockholders’ meeting in accordance with the Company’s Bylaws, and (iii) are entitled to vote upon such matters and in such manner as may be provided by applicable law.

Each holder of Class A Common Stock has the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock has the right to ten (10) votes per share of Class B Common Stock held of record by such holder, in each case, on each matter properly submitted to the stockholders of the Corporation on which the holders of the Company Stock are entitled to vote. Therefore, as of the Record Date there are 11,422,110 total votes eligible to vote.

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What is the proxy card?

The card enables you to appoint Joseph Davy as your representative at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before 11:59 p.m. EST on January 14, 2026, in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the proposals.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our Shareholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding shares in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “Shareholder of record”, and we are sending these proxy materials directly to you. As the Shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the Shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the Shareholder of record, you may not vote these shares in person unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement.

How do I vote?

If you were a stockholder of record of the Company Stock on the Record Date, you may vote in any of the methods described below. Each share of Class A Common Stock entitles the holder thereof to 1 vote on all the proposals; each share of Class B Common Stock entitles the holder thereof to 10 votes on all the proposals.

You may vote in one of three ways:

● Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank, or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank, or other nominee.

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● By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

● By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i. as you instruct; and

ii. according to the best judgment of the appointed Proxy if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

● FOR each nominee for director; and

● FOR the selection of Bush & Associates as our independent registered public accounting firm for year ending December 31, 2025.

According to the best judgment of Mr. Davy if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete, and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, but prior to 11:59 p.m. EST on January 14, 2026, so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

● sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

● signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

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What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the Shareholder desires to vote on a proposal will be voted in favor of each proposal presented to the Shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

What shareholder vote is required for the approval of each proposal at the annual meeting?

The following are the vote requirements necessary for the approval of the proposals at the annual meeting:

● Re-election of class II directors proposal: Assuming that a quorum is present, the directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors.

● Ratification of selection of independent registered public accounting firm proposal: The affirmative vote of the majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying Shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Joseph Davy by sending a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 with any questions about proposals described in this proxy statement or how to execute your vote.

What do I need to do now?

Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including its annexes. Then, please vote your shares, which you may do by:

● completing, dating, signing, and returning the enclosed proxy card; or

● submitting your proxy via the Internet or by telephone by following the instructions included on your proxy card.

If you hold shares in “street name” through a broker, bank, or other nominee holder of record, please instruct your broker, bank, or other nominee holder of record to vote your shares by following the instructions that the broker, bank or other nominee holder of record provides to you with these materials.

Where can I get a copy of the proxy materials?

Copies of our 2024 Annual Report, including consolidated financial statements as of and for the year ended December 31, 2024, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, the proxy card, the Notice and this Proxy Statement are available on our Company’s website at https://ir.banzai.io/. The contents of that website are not a part of this Proxy Statement. If you want to receive a paper or email copy of the Company’s 2024 Annual Report or September 30, 2025, Quarterly Report, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting: ir@banzai.io.

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THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a shareholder of Banzai International, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on January 15, 2026, and any adjournment or postponement thereof. This proxy statement is first being furnished to Shareholders on or about December 15, 2025. This proxy statement provides you with information you need to know to be able to vote.

Date, Time and Place of the Meeting

The Meeting will be held virtually on January 15, 2026, at 8:00 a.m. PT, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask Shareholders to consider and vote upon the following proposals:

● To re-elect all Class II directors named in this Proxy Statement to hold office until the third annual meeting of shareholders and until his respective successor is elected and duly qualified; and

● To approve, ratify and confirm the appointment of Bush & Associates as the Company’s independent auditors for the year ending December 31, 2025, and to authorize the Board of Directors to fix their remuneration.

Record Date and Voting Power

Our Board fixed the close of business on December 8, 2025, as the record date for the determination of the outstanding shares of Company Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 9,110,970 shares of Class A Common Stock and 231,114 shares of Class B Common Stock outstanding. Each holder of Class A Common Stock has the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock has the right to ten (10) votes per share of Class B Common Stock held of record by such holder. Accordingly, a total of 11,422,110 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of Shareholders is necessary to hold a valid meeting. The presence in person or by proxy of the holders of a majority of the voting power of the then-outstanding shares of capital stock entitled to vote constitutes a quorum. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Abstentions and broker non-votes will have no direct effect on the outcome of the proposals.

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Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary at Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Company Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

Who Can Answer Your Questions about Voting Your Shares

You can contact Joseph Davy by sending a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. The Company’s telephone number at such address is 206-414-1777.

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PROPOSAL NO. 1 — RE-ELECTION OF CLASS II DIRECTORS

The nominee listed below has been nominated by the Corporate Governance and Nominating Committee and approved by our Board to stand for re-election as a director of the Company. Unless such authority is withheld, proxies will be voted for the election of the person named below, whom has been designated as a nominee. If, for any reason, the nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Our business and affairs are managed under the direction of the Board. The Board currently consists of five members, with Joseph Davy serving as Chairman of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling, and direction to the Company’s management. The Board meets on a regular basis and additionally as required.

In accordance with the terms of the Charter, the Board is divided into three classes, Class I, Class II, and Class III, with only one class of directors being elected in each year and each class serving a three-year term. The Class I directors are elected to an initial one-year term (and three-year terms subsequently), the Class II directors are elected to an initial two-year term (and three-year terms subsequently) and the Class III directors are elected to an initial three-year term (and three-year terms subsequently). There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

The Board is divided into the following classes:

●	Class I, which consists of Joseph Davy and Kent Schoefield, whose term will expire at the Company’s annual meeting of stockholders to be held in 2027;

●	Class II, which consists of Mason Ward, whose term will expire at this annual meeting of stockholders; and

●	Class III, which consists of Paula Boggs and Jack Leeney, whose terms will expire at the Company’s third annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in the Company’s control or management. Directors may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote at an election of directors, voting together as a single class.

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Board Qualifications and Director Nominees

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our Shareholders. While the Corporate Governance and Nominating Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Corporate Governance and Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing Shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Information Regarding the Company’s Director Nominee

The Director Nominee recommended by the Board is as follows:

Name	Age	Title
Mason Ward	43	Director

Mason Ward has served as a member of the Board since December 2023, and prior to this, has served as the Chief Financial Officer of Alco Investment Company since 2018, and served as its Controller and Finance Director from 2015 to 2018. Prior to joining Alco, Mr. Ward served as an Infantry Officer in multiple operations, logistics, risk management and fiscal operations roles during two deployments to Afghanistan with the United States Army. Mr. Ward holds a B.S. in Civil Engineering from the University of Cincinnati and a Certificate in Accounting and a Masters in Business Administration from the University of Washington, and he is also a certified public accountant (inactive). We believe Mr. Ward is qualified to serve on the Board due to his extensive finance and accounting expertise and experience.

Vote Required

The director shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Re-election of Class II Directors Proposal described in this Proposal No. 1.

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Non-Executive Director Biographies

Jack Leeney has served as a member of the Board since December 2023, and prior to this, served as 7GC’s Chairman and Chief Executive Officer since its inception. Since September 2016, Mr. Leeney has served as a Founding Partner of 7GC & Co Sarl and is responsible for running the firm’s operations. Mr. Leeney led the firm’s investments in Cheddar TV, Capsule Pharmacy, hims & hers, Jyve, Roofstock, The Mom Project, and Reliance Jio. Since 2020, he has served as a director for The Mom Project. From December 2020 to November 2022, he served as a director of PTIC, a SPAC that closed an initial business combination with RW National Holdings, LLC (d/b/a Appreciate), the parent holding company of Renters Warehouse, in November 2022. Between April 2011 and December 2016, Mr. Leeney served on the boards of directors of Quantenna Communications, Inc. (Nasdaq: QTNA), DoAt Media Ltd. (Private), CinePapaya (acquired by Comcast), Joyent (acquired by Samsung), BOKU, Inc. (AIM: BOKU), Eventful (acquired by CBS) and Blueliv (Private). Previously, Mr. Leeney served as the Head of U.S. Investing for Telefonica Ventures, the investment arm of Telefonica (NYSE: TEF), between June 2012 and September 2016 and as an investor at Hercules Capital (NYSE: HTGC) between May 2011 and June 2012. He began his career as a technology-focused investment banker at Morgan Stanley in 2007, where he worked on the initial public offerings for Tesla Motors, LinkedIn, and Pandora. Mr. Leeney holds a B.S. from Syracuse University. We believe Mr. Leeney is qualified to serve on the Board due to his extensive venture capital experience.

Paula Boggs has served as a member of the Board since December 2023, and prior to this, is the founder and owner of Boggs Media, LLC, which manages Ms. Boggs’ musical, public speaking, and other creative business endeavors. A former executive at the Starbucks Coffee Company, she led the global law department of Starbucks from 2002 to 2012 and was Corporate Secretary of the Starbucks Foundation. Prior to that, Ms. Boggs was a Vice President of Legal for products, operations, and information technology at Dell Computer Corporation from 1997 to 2002 and also held the role of Senior Deputy General Counsel starting in June 1997. Before joining Dell, Ms. Boggs was a partner with the law firm of Preston Gates & Ellis LLP from 1995 to 1997. Ms. Boggs is also a voting member and Pacific Northwest Chapter Governor of the Recording Academy, and serves on the Newport Festivals Foundation board, overseeing both the Newport Jazz Festival and Newport Folk Festival. She was previously on the board of Fender; a member of the Board of Premera Blue Cross and chair of its compensation and investments committees; a member of the Nominating/Trusteeship, Audit/Compliance (including six years as the chair of the audit committee) and Executive Committees of Johns Hopkins University’s board of trustees; a member of the Executive Committee of KEXP Radio, an affiliate of National Public Radio and the University of Washington; a member of the audit committee for School of Rock LLC; a member of the American Bar Association board of governors, chairing its investments committee; a member of the President’s Committee for the Arts and the Humanities from 2013 through 2017; a member of the White House Council for Community Solutions from 2010 to 2012; a member of the audit and nominating committee of the American Red Cross; and a member of the board of Sterling Financial Inc. Ms. Boggs holds a B.A. from Johns Hopkins University and a J.D. from the University of California at Berkeley. We believe Ms. Boggs is qualified to serve on the Board due to her extensive governance and Fortune 500 experience with high-growth companies.

Kent Schofield holds a bachelor’s degree in economics from UCLA and has a distinguished career in finance and corporate development. From September 2010 to June 2015, he worked for Goldman Sachs, where he served as Vice President and lead equity analyst covering technology companies in the software and hardware industries. Following Goldman Sachs, Mr. Schofield spent 5 years at Uber, from April 2017 to September 2021, in various positions including Director of Investor Relations and Corporate Development. At Uber, Mr. Schofield was one of four Uber representatives for the company’s $8.1 billion IPO roadshow; he also served as a Director of Strategic Finance at Uber. Since December 2022, Mr. Schofield has been serving as the Chief Financial Officer of Welcome Tech, a leading provider of immigrant and hourly employee subscription services. We believe Mr. Schofield is qualified to serve on the Board due to his extensive public market investing and financial experience.

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Executive Officers

The following table sets forth as of the date of this report, the name, age, and position of each executive officer.

Name	Age	Title
Joseph Davy	35	Chief Executive Officer, Chairman and Director
Dean Ditto	59	Chief Financial Officer
Simon Baumer	39	Chief Technology Officer

Set forth below is certain biographical information regarding each of our officers, that is not also a non-executive director, as of the date hereof.

Joseph P. Davy serves as our Chief Executive Officer and a member of our Board and prior to the Business Combination, served as Chief Executive Officer and as a member the Board of Legacy Banzai since co-founding Legacy Banzai in 2015. Prior to co-founding Legacy Banzai, Mr. Davy served as the General Manager at Avalara from 2013 to 2016. From 2012 to 2013, he served as Chief Executive Officer of Buystand. From 2012 to 2013, he also served as Customer Advisory Board Member at Microsoft Corp. Mr. Davy founded EvoApp in 2009 and served as its Chief Executive Officer and Chief Product Officer from 2009 to 2012. Prior to his service at EvoApp, Mr. Davy was a software engineer at International Business Machines Corp (IBM). Mr. Davy also served as a member of the board of directors of Legalpad Inc. from 2019 to 2022. Prior to joining IBM, Mr. Davy attended the University of North Carolina at Chapel Hill from 2007 to 2010. We believe Mr. Davy is qualified to serve on the Board due to his extensive venture capital experience and experience as founder and chief executive officer of Legacy Banzai.

Dean Ditto serves as our Chief Financial Officer. Prior to joining Banzai, Mr. Ditto served in various CFO roles leading finance, capital markets, accounting, and reporting teams. Mr. Ditto served as the co-founder and Chief Financial Officer for Delta CXO LLC., from February 2024 to July 2025. From April 2022 to February 2024 Mr. Ditto served as the Chief Financial Officer for Akerna Corp. From December 2020 to August 2022 Mr. Ditto served as the Chief Financial Officer for Mydecine Innovations Group, Inc. From June 2019 to September 2020 Mr. Ditto served as the Chief Financial Officer for Sigue Corporation. Mr. Ditto attended Albion College from 1984 to 1988 where he received his Bachelors in Economics and Management, and then attended Indiana University’s Kelley School of Business from 1991 to 1993 where he received his M.B.A in Finance.

Simon Baumer serves as our Chief Technology Officer and prior to this, served as Legacy Banzai’s Chief Technology Officer since 2021. Prior to that, Mr. Baumer worked at Verivox GmbH as Vice President of Engineering from 2018 to 2021, as Head of Software Development from 2016 to 2021, and as Teamlead for Software Development from 2015 to 2021

Corporate Governance

Director Independence

The Nasdaq Rules require that a majority of the Board be independent. The Board consists of 5 directors, of which four are non-management directors. Each year the Board reviews the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. No member of the Board has any relationship or arrangement that would require disclosure under Item 404 of Regulation S-K. For additional information see “Certain Relationships and Related-Party Transactions” in this report. Based on this review, the Board has determined that the following current directors are “independent directors” as defined by the Nasdaq Rules: Jack Leeney, Mason Ward, Paula Boggs, and Kent Schofield.

Each director who is a member of the Audit and Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee is an independent director.

Family Relationships

There are no family relationships among the executive officers and directors of the Company.

Legal Matters

We are not presently aware of any material proceedings to which any of our directors, officers or affiliates or any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or our subsidiaries.

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Board Committees

The Company’s Board has the following standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. In 2025, there were 3 Audit Committee meetings, 3 Compensation Committee meetings, and 1 Nominating and Corporate Governance Committee meetings. Each of our committee members attended at least 75% of the meetings of each Board committee of which they were members.

Audit Committee. The Audit Committee of the Board of Directors currently consists of Mr. Kent Schofield (Chair), Ms. Paula Boggs, and Mr. Mason Ward. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that Mr. Kent Schofield, Ms. Paula Boggs, and Mr. Mason Ward are each an “independent director” under the listing standards of The Nasdaq Stock Market. The Board of Directors has also determined Mr. Kent Schofield is an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.banzai.io. Information contained on our website are not incorporated by reference into and do not form any part of this reports. We have included the website address as a factual reference and do not intend it to be an active link to the website.

Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Mr. Kent Schofield, Ms. Paula Boggs, and Mr. Mason Ward (Chair). The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommending to the full Board of Directors the compensation to be offered to our directors, including our Chairman. The Board has determined that Mr. Kent Schofield (Chair), Ms. Paula Boggs, and Mr. Mason Ward are each an “independent director” under the listing standards of The Nasdaq Stock Market LLC. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.banzai.io. Information contained on our website are not incorporated by reference into and do not form any part of this report. We have included the website address as a factual reference and do not intend it to be an active link to the website.

Nominating and Corporate Governance Committee. The Corporate Governance and Nominating Committee of the Board of Directors consists of Mr. Kent Schofield, Ms. Paula Boggs (Chair), and Mr. Mason Ward, each of whom is an independent director under Nasdaq’s listing standards. The corporate governance and nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The corporate governance and nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Audit Committee Report

The Audit Committee assists the Board with its oversight responsibilities regarding our financial reporting process. Management is responsible for the preparation, presentation and integrity of our financial statements and the reporting process, including our accounting policies, internal control over financial reporting and disclosure controls and procedures. CBIZ, our former independent registered public accounting firm, was responsible for performing an audit of our financial statements for the years ended December 31, 2024 and 2023. As of April 22, 2025, Bush & Associates is our independent registered public accounting firm.

We have reviewed and discussed with CBIZ the overall scope and plans of their audit. We met with CBIZ, with and without Management present, to discuss the results of its examinations, its evaluation of our internal controls, and the overall quality of our financial reporting.

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With regard to the fiscal year ended December 31, 2024, the Audit Committee (i) reviewed and discussed with Management our audited financial statements as of December 31, 2024, and for the year then ended; (ii) discussed with CBIZ the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from CBIZ required by applicable requirements of the PCAOB regarding CBIZ communications with the Audit Committee regarding independence; and (iv) discussed with CBIZ their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Mr. Kent Schofield (Chair)

Ms. Paula Boggs

Mr. Mason Ward. T

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Corporate Governance and Nominating Committee Charter (a copy of the charter is available on our website at www.banzai.io. Information contained on our website is not incorporated by reference into and do not form any part of this reports. We have included the website address as a factual reference and do not intend it to be an active link to the website), generally provide that person to be nominated:

●	should have demonstrated notable or significant achievements in business, education, or public service;

●	should possess the requisite intelligence, education, and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The corporate governance and nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, an annual meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Board Meetings

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regular executive sessions without management present. During fiscal year 2025, the Board held 7 meetings and conducted certain business by unanimous consent. All of our directors are encouraged to attend our Annual Meeting of shareholders. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board. Directors are encouraged to attend the annual meeting.

Board Leadership Structure and Role in Risk Oversight

We have one individual serving as both our CEO and Chairman. Our Board of Directors, or the Board, is primarily responsible for overseeing our risk management processes on behalf of our company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Board focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our company are consistent with the board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

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Hedging and Pledging Practices

As part of our Insider Trading Policy, no director, consultant, or other employee may enter into hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of puts or calls or the use of any other derivative instruments.

Code of Ethics

We have a code of business conduct and ethics (the “Code of Conduct”) that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We will provide, without charge, a copy of our Code of Conduct upon written request mailed to the attention of our Investor Relations Department at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. Our Code of Conduct is available under the Corporate Governance section of our website at https://ir.banzai.io/corporate-governance/governance-overview.We will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Conduct. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

EXECUTIVE COMPENSATION

The following tables set forth, for each of the last two completed fiscal years of us, the total compensation awarded to, earned by, or paid to any person who was a principal executive officer during the preceding fiscal year and every other highest compensated executive officers earning more than $100,000 during the last fiscal year (together, the “Named Executive Officers”). The tables set forth below reflect the compensation of the Named Executive Officers.

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2024 Summary Compensation Table

The following table presents the compensation paid or awarded to our named executive officers with respect to the fiscal years ended December 31, 2024, and, to the extent required by SEC disclosure rules, December 31, 2023.

Name and Principal Position	Year	Salary ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)		Total ($)
Joseph P. Davy	2024	$310,417		$529,700	(2)(7)	$—	$12,000	(3)	$852,117
Chief Executive Officer	2023	300,000		—		—	12,000	(3)	312,000
Alvin Yip (6)	2024	220,833	(8)	145,074	(2)(7)	—	—		365,907
Interim Chief Financial Officer	2023	71,250		84,569	(1)	—	—		155,819
Mark Musburger (4)	2024	106,714		22,040	(2)	—	125,000	(3a)	253,754
Chief Financial Officer	2023	216,000		1,133,105	(1)	—	—		1,349,105
Simon Baumer	2024	291,223		43,433	(2)	—	—		334,656
Chief Technology Officer	2023	241,574		298,266	(1)	—	—		539,840
Ashley Levesque (5)	2024	78,750		38,399	(2)	—	3,150	(3)	120,299
Vice President of Marketing	2023	180,000		625,583	(1)	—	7,200		812,783

(1)

The amounts disclosed represent the (i) aggregate grant date fair value of the stock options granted to our named executive officers during the fiscal year ended December 31, 2023 under the 2016 Plan Equity Incentive Plan (the “2016 Plan”) (Mr. Musburger, $1,104,209; Mr. Baumer $288,635; Ms. Levesque, 603,109; Mr. Yip, 84,569) and (ii) the incremental cost under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) associated with a reduction in the exercise price of certain outstanding options that occurred in December 2023 (Mr. Musburger, $28,896; Mr. Baumer, $9,631; Ms. Levesque, $22,474), each computed in accordance ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in Note 19 to our audited consolidated financial statements included in the registration statement of which this prospectus forms a part. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(2)	The amounts disclosed represent the aggregate grant date fair value of the stock options granted to our named executive officers during the fiscal year ended December 31, 2024, under the 2016 (Mr. Davy, $29,700; Mr. Yip, 95,074; Mrs. Levesque, $38,399; Mr. Musburger, $22,040; and Mr. Baumer, $43,433) Plan computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in Note 19to our audited consolidated financial statements included elsewhere in this Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.
(3)	Consists of Company contributions to the Company’s 401(k) plan.
(3a)	Consists of a retention bonus paid in 2024.
(4)	On June 5, 2024, Mark Musburger resigned from his position as Chief Financial Officer.
(5)	On May 29, 2024, Ashley Levesque resigned from her position as Vice President of Marketing.
(6)	On June 14, 2024, Alvin Yip was appointed as the Company’s interim Chief Financial Officer.
(7)	The amount disclosed represents compensations fair value issued in forms of RSU on grant date (Mr. Davy, $500,000; Mr. Yip, $50,000).
(8)	In December 2024, the Board approved increasing Mr. Yip’s salary to $241,500 per year, effective as of January 1, 2025.

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Narrative Disclosure to Summary Compensation Table

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our employees to achieve defined performance goals. None of our named executive officers received or will receive annual performance-based cash bonuses with respect to the fiscal years ended December 31, 2024, or December 31, 2023.

Equity Grants

To further align the interests of our executive officers with the interests of our stockholders and to further focus our executive officers on our long-term performance, Legacy Banzai historically granted equity compensation in the form of stock options. Stock options allow the holder to exercise the stock option and receive shares upon exercise, with the exercise price determined based on the fair market value of a share of common stock at the time of grant.

The stock options granted to our named executive officers vested or will vest in a 25% increment on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the total shares underlying the option award vests in 36 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

During 2023, Ms. Levesque received option grants with respect to 115,000 shares with an original exercise price of $7.36 per share. On December 6, 2023, the Board approved a repricing of the 2023 option awards granted to Ms. Levesque, reducing the exercise price to $5.15 per share, which, upon the closing of the Business Combination, then increased to $8.38 and at the same time the original option grants reduced to 70,685 shares. The exercise price further increased to $419.00 and at the same time the original grants reduced to 1,414 shares upon completion of the reversed stock split.

During 2023, Mr. Baumer received option grants with respect to 50,000 shares with an original exercise price of $7.36 per share. On December 6, 2023, the Board approved a repricing of the 2023 option awards granted to Mr. Baumer, reducing the exercise price to $5.15 per share, which, upon the closing of the Business Combination, then increased to $8.38 and at the same time the original option grants reduced to 30,732 shares. The exercise price further increased to $419.00 and at the same time the original grants reduced to 615 shares upon completion of the reversed stock split.

During 2023, Mr. Musburger received option grants with respect to 150,000 shares with an original exercise price of $7.36 per share. On December 6, 2023, the Board approved a repricing of the 2023 option awards granted to Mr. Musburger, reducing the exercise price to $5.15 per share, which, upon the closing of the Business Combination, then increased to $8.38 and at the same time the original option grants reduced to 92,196 shares. The exercise price further increased to $419.00 and at the same time the original grants reduced to 1,844 shares upon completion of the reversed stock split.

During December 2024, Mr. Joseph Davy received 304,878 shares of RSU grants as for the compensation Bonus of $500,000.00

During December 2024, Mr. Alvin Yip received 32,895 shares of RSU grants as for the compensation Bonus of $50,000.00

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Outstanding Equity Awards as of December 31, 2024

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2024.

			Option Awards (1)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (2)	Option Exercise Price Per Share ($)	Option Expiration Date
Joseph P. Davy	5/14/2024	5/14/2024	—	2,000	$50.00	5/14/2034
	5/14/2024	5/14/2024	—	4,000	$100.00	5/14/2034
	5/14/2024	5/14/2024	—	6,000	$250.00	5/14/2034
Simon Baumer	5/14/2024	5/14/2024	—	500	$50.00	5/14/2034
	5/14/2024	5/14/2024	—	1,000	$100.00	5/14/2034
	5/14/2024	5/14/2024	—	1,500	$250.00	5/14/2034
	12/3/2023	12/9/2022	307	308	$419.00	3/1/2033
	2/16/2022	1/31/2022	448	167	$138.50	2/15/2032
	7/14/2021	7/1/2021	525	90	$141.00	7/14/2031
Alvin Yip	12/3/2023	9/19/2023	76	170	$419.00	12/2/2033
	5/14/2024	5/15/2024	27	159	$14.65	5/14/2034
	5/14/2024	5/15/2024	—	600	$—	5/14/2034

(1)	Each of the equity awards was granted under the 2016 Plan.
(2)	25% of the total shares underlying the option award vest on the one-year anniversary of the vesting commencement date, thereafter 1/48th of the total shares underlying the option award vest in 36 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

Additional Narrative Disclosure

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We make employer contributions under the 401(k) plan and also have the ability to make employer profit sharing contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Non-Employee Director Compensation

The Board reviews director compensation periodically to ensure that director compensation remains competitive such that the Company is able to recruit and retain qualified directors. In December 2024, the 4 non-employee directors received compensation of $371,507.00 in the form of RSUs equivalent to 30,049 shares of Banzai’s Class A Common Stock. While none of the non-employee directors received compensation during the fiscal year ended December 31, 2023 for services rendered to the Company, in December 2023, the Company adopted a board of directors’ compensation program that is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize, and reward directors who contribute to the long-term success of the Company. Under that program, our non-employee directors are eligible to receive the following:

●	Annual base retainer of $100,000, to be paid as determined by the Compensation Committee;
●	Committee Chair Retainers: Audit Committee, $10,000; Compensation Committee, $5,000; and Nominating and Corporate Governance Committee, $5,000.
●	Committee Member Retainers: Audit Committee, $5,000; Compensation Committee, $2,500; and Nominating and Corporate Governance Committee, $2,500.

Our non-employee directors are also reimbursed for their reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

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SECURITY OWENERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners

The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the date of the respective table. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the date of the respective table is deemed to be outstanding for such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Unless otherwise noted, the business address of each beneficial owner listed is 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

As of the Record Date, we had 9,110,970 and 231,114 shares of Class A Common Stock and Class B Common Stock, respectively, issued and outstanding.

	Class A Common Stock			Class B Common Stock		% Total Voting
Name and Address of Beneficial Owner†	Shares	%		Shares	%	Power††
Directors and Named Executive Officers:
Jack Leeney (1)	300	*	%	—	—	*	%
Joseph Davy (2)	504	*	%	231,114	100%	20.24%
Simon Baumer (3)	10,003	*	%	—	—	*	%
Mason Ward (4)	359	*	%	—	—	*	%
Paula Boggs (5)	337	*	%	—	—	*	%
Dean Ditto (6)	16,181	*	%	—	—	*	%
Kent Schofield (7)	2,301	*	%	—	—	*	%

All Directors and Executive Officers of the Company as a Group (7 Individuals)	29,985	*	%	231,114	100%	20.50%

Five Percent or Greater Holders:
FE IV OR Aggregator, LLC(8)	1,226,624	11.92%		—	—	9.74%

*	Less than 1%.

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†	Unless otherwise noted, the business address of each of the following persons is c/o Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110.
††	Each share of Class A Common Stock entitles its holders to one vote per share; each share of Class B Common Stock entitles its holder to ten votes on all matters presented to our stockholders generally. As a result, percentage of voting power is based on 11,422,110 total votes.

(1)	Consists of 300 shares of Class A Common Stock held directly by Jack Leeney.

(2)	Consists of 5 shares of Class A Common Stock, options to purchase 499 shares of Common Stock exercisable within 60 days of December 8, 2025, and 231,114 shares of Class B Common Stock. Each share of Class B Common Stock entitles its holder to ten votes on all matters presented to our stockholders generally, which has the effect of concentrating the majority of the aggregate voting power of our Common Stock with Mr. Davy (approximately 20.24% of the aggregate voting power as of December 8, 2025).

(3)	Consists of options to purchase 10,003 shares of Common Stock exercisable within 60 days of December 8, 2025.

(4)	Consists of 359 shares of Class A Common Stock held directly by Mason Ward.

(5)	Consists of 337 shares of Class A Common Stock held directly by Paula Boggs.

(6)	Consists of options to purchase 16,181 shares of Common Stock exercisable within 60 days of December 8, 2025

(7)	Consists of 2,301 shares of Class A Common Stock held directly by Kent Scofield.

(8)	Includes (i) 49,996 shares of Class A common stock held by FE IV OR Aggregator, LLC (“FE Aggregator”) and (ii) 1,176,628 shares of Class A common stock issuable upon the exercise of Pre-Funded Warrants held by FE Aggregator. FE Aggregator’s right to exercise Pre-Funded Warrants at any particular time is subject to the Beneficial Ownership Limitation described above, however, for purposes of the second column of the above table, all shares of Class A common stock underlying the Pre-Funded Warrants have been included. As the manager, of FE Aggregator, Frederick N. Coulson, IV may be deemed to have voting and dispositive power over the shares of Class A common stock held by FE Aggregator. The address of FE Aggregator and Mr. Coulson is 4801 Main Street, Suite 700, Kansas City, MO 64112.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since January 1, 2024, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

During 2021, the Company entered into a loan agreement with CP BF Lending, LLC (“CP BF”) comprised of a Term Note and a Convertible Note. The Term Note bears cash interest at a rate of 14% per annum paid monthly and accrued interest payable-in-kind (“PIK”) cumulatively at 1.5% per annum. The outstanding principal balance of the Term Note together with accrued and unpaid interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2025 (“Loan Maturity Date”). The Convertible Note accrues PIK interest cumulatively at a rate of 15.5% per annum and is convertible into Class A Common Stock upon Qualified Financing (as defined in the agreement), upon a Change of Control (as defined in the agreement), upon Prepayment, or at Maturity at a fixed conversion price of $1,336.40 per unit. If not sooner converted or prepaid, the Convertible Note principal together with accrued and unpaid interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on the Loan Maturity Date.

On October 10, 2022, the Loan Agreement was amended, where CP BF waived payment by the Company of four months of cash interest with respect to the Term Note in replacement for a Convertible Note (“First Amendment Convertible Note”) in the principal amount of $321,345, which is not considered an Additional Loan as defined above. The First Amendment Convertible Note has the same features as the Convertible Note described above.

On September 5, 2024, the Company entered into a side letter to the loan agreement with CP BF whereby the Company agreed to consolidate the Term Note, CP BF Convertible Note and First Amendment Convertible Note (combined the “Old CP BF Notes”) into a single convertible note (the “2024 CP BF Convertible Note”). After consideration of the below transactions, it was determined CP BF is a related party as they own approximately 16% of the outstanding Class A Common Stock.

In conjunction with the side letter, the Company agreed to issue to CP BF, 7,000 shares of the Company’s Class A Common Stock. On September 23, 2024, the transaction was finalized, and the Company issued the 2024 CP BF Convertible Note with a principal amount of $10,758,775. The outstanding principal balance of the 2024 CP BF Convertible Note together with accrued interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2027 (“2024 Loan Maturity Date”). The 2024 CP BF Convertible Note accrues interest at a rate of 15.5% which interest shall be paid in kind monthly and is convertible at the holder’s option at any time on or following the effectiveness of the first resale registration statement covering the applicable conversion shares at a fixed conversion price per share of $38.90. Upon the occurrence, and during the continuance, of an Event of Default (as defined in the agreement), interest on the 2024 CP BF Convertible Note will bear PIK interest at a per annum rate of 20% (“2024 Default Rate”).

The Company may voluntarily prepay the principal of the 2024 CP BF Convertible Note, in accordance with their terms, in whole or in part at any time. On the date of any such prepayment, the Company will owe to Lender: (i) all accrued interest with respect to the principal amount so prepaid through the date the prepayment is made and (ii) the Exit Fee with respect to the principal amount so prepaid, calculated as 1.0% of the outstanding principal balance of the loans, with only the portion of the principal balance so converted counted for purposes of determining the applicable Exit Fee; and provided further, that, in the event of a partial prepayment of the loans, the Exit Fee shall be calculated on the principal amount so repaid and not on the entire outstanding principal balance thereof, and (iii) all other Obligations, if any, that shall have become due and payable hereunder with respect to the principal amount so prepaid. The 2024 CP BF Convertible Note obtain features that relate to the mandatory prepayment, either partially or in whole, upon certain contingent events.

In October 2024, CP BF exercised its optional conversion option in which it received 5,560 Class A Common Stock at the fixed conversion price per share of $38.90 in satisfaction of $216,284 of the Company’s obligations under the 2024 CP BF Convertible Note.

On September 23, 2024, the Company entered into a Securities Purchase Agreement (the “CP BF SPA”), a Registration Rights Agreement (the “CP BF RRA”), a Lock-Up Agreement (the “CP BF Lock Up”) and issued CP BF a Common Stock Purchase Warrant (the “CP BF Warrant”) and a Pre-Funded Warrant (the “CP BF Pre-Funded Warrant,” together with the CP BF SPA, CP BF RRA, CP BF Lock Up and CP BF Warrant, the “CP BF Transaction Documents”). Pursuant to the CP BF SPA, CP BF agreed to convert $2,000,000 in debt into 26,085 shares of Class A Common Stock, CP BF Warrants to purchase up to 56,555 shares of Class A Common Stock and CP BF Pre-Funded Warrants to purchase up to 30,470 shares of Class A Common Stock (all such securities and shares collectively referred to as the “CP BF Registrable Securities”). The CP BF Warrant can be exercised at an initial exercise price of $38.90 per share, subject to adjustment for a term of five years. The CP BF Pre-Funded Warrant will be exercisable at any time after the date of issuance at an exercise price of $0.0001. Neither warrant may be exercised if the holder, together with its affiliates, would beneficially own more than 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. Both warrants may be exercised via cash or cashless exercise. Pursuant to the CP BF RRA, the Company agreed to file a registration statement to register the CP BF Registrable Securities and for the registration statement to become effective on or before December 9, 2024. Under the CP BF Lock-Up, the Company’s CEO, Joe Davy, agreed not to sell an aggregate of 231,114 shares of Class B Common Stock that he owns until such time as CP BF no longer owns any of the CP BF Registrable Securities.

20

On September 24, 2024, the Company entered into a securities purchase agreement with an institutional investor for the issuance and sale in a private placement with gross proceeds to the Company of approximately $4.6 million. One of the contingent redemption features in the 2024 CP BF Convertible Note relates to the Company prepaying, either partially or in whole, the obligations upon the sale of the Company’s capital stock equal to 20% of the cash proceeds in excess of $3,000,000. For the nine months ended September 30, 2025, the Company paid a total of $2,840,677 which satisfied outstanding principal under the 2024 CP BF Convertible Note.

Related Person Transactions Policy

The Company is in the process of formally adopting a written related person transactions policy. The Board has historically identified, reviewed, and approved any transactions, arrangements, or relationships (or any series of similar transactions, arrangements or relationships) in Banzai or any of its subsidiaries and related persons are, were or would be participants, including the transactions described above. Prior to approving such a transaction, the material facts as to a director or officer’s relationship or interest in the agreement or transaction were disclosed to the Board.

Under the policy, a related person is any executive officer, director, nominee to become a director or a security holder known by us to beneficially own more than 5% of any class of our voting securities (a “significant stockholder”), including any of their immediate family members and affiliates, including entities controlled by such persons or such person has a 5% or greater beneficial ownership interest.

Each director and executive officer shall identify, and we shall request each significant stockholder to identify, any related person transaction involving such director, executive officer, or significant stockholder or his, her or its immediate family members and inform the Chair of our Audit Committee pursuant to this policy before such related person may engage in the transaction. Each related person transaction must be reviewed and approved in accordance with our related party transactions policy either by the Audit Committee or, if the Audit Committee determines that the approval of such related party transaction should be considered by all of the disinterested, independent members of the Board, by the disinterested, independent members of the Board by the vote of a majority thereof.

In considering related person transactions, our Audit Committee, or the disinterested, independent members of the Board, as the case may be, take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the size of the transaction and the amount payable to a related party;

●	the nature of the interest of the related party in the transaction;

●	whether the transaction may involve a conflict of interest;

●	whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; and

●	any other information regarding the related party transaction or related party that would be material to investors in light of the circumstances of the transaction.

Our Audit Committee or the disinterested, independent members of the Board, as the case may be, shall approve only those related party transactions that they determine in good faith, based on all of the relevant information available to them, are in the best interests of the Company and our stockholders.

Promoters and Certain Control Persons

None of our management or other control persons were “promoters” (within the meaning of Rule 405 under the Securities Act), and none of such persons took the initiative in the formation of our business or received any of our debt or equity securities or any of the proceeds from the sale of such securities in exchange for the contribution of property or services, during the last five years.

21

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Bush & Associates CPA LLC (“Bush & Associates”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. We expect the 2025 fees and services of Bush & Associates to remain in line with past fees and services paid to our prior independent auditor.

We are asking our Shareholders to ratify the selection of Bush & Associates as our independent registered public accounting firm. In the event our Shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

In deciding to appoint Bush & Associates the Audit Committee reviewed auditor independence issues and existing commercial relationships with Bush & Associates and concluded that Bush & Associates has no commercial relationship with us that would impair its independence for the fiscal year ending December 31, 2025.

Representatives of Bush & Associates are expected to attend the Meeting virtually and therefore are expected to be available to respond to any questions. As a result, representatives of Bush & Associates will make a statement during the Meeting. Since they have been dismissed, no representatives from CBIZ will attend the Meeting.

Change of Independent Registered Public Accounting Firm

As disclosed in the Company’s Form 8-K filed on April 22, 2025, the Audit Committee of the Board of Directors of the Company conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. As a result of this process, on April 22, 2025, the Audit Committee approved the dismissal of CBIZ CPAs P.C. (Formerly Marcum LLP) (“CBIZ”) as the Company’s independent registered public accounting firm, effective immediately. Also on April 22, 2025, the Audit Committee approved the engagement of Bush & Associates as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately. The Board of Directors of the Company ratified the Audit Committee’s dismissal of CBIZ and engagement of Bush & Associates.

The reports of CBIZ on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for the fiscal years ended December 31, 2024, and December 31, 2023, included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 22, 2025, there were no disagreements with CBIZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ, would have caused CBIZ to make reference thereto in its reports on the financial statements of the Company for such periods. As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s principal executive officer and principal financial officer concluded that the Company’s internal controls and procedures are not effective, and that it has material weaknesses in its IT General Controls, adherence to the COSO Integrated Framework, and period end financial close and reporting process, which constitutes a reportable event as described under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided CBIZ with a copy of the Current Report on Form 8-K and requested that CBIZ furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether CBIZ agrees with the statements therein as they relate to CBIZ. A copy of CBIZ’s letter dated April 25, 2025, is filed as Exhibit 16.1 to the Current Report on Form 8-K and is incorporated by reference therein.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 22, 2025, neither the Company nor anyone on the Company’s behalf consulted Bush & Associates regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

22

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by our independent registered public accounting firms for the indicated services for each of the last two fiscal years. As noted above, CBIZ was engaged for the year ending December 31, 2024. As Bush & Associates was only engaged in February 2025, there were accordingly no fees rendered by Bush & Associates for the year ended December 31, 2024.

	Bush & Associates 2024	CBIZ 2024	CBIZ 2023
Audit fees(1)		$770,000	$560,000
Audit related fees(2)			40,500
Tax fees(3)
All other fees:(3)			-
Total		770,000	600,500

(1)	Audit Fees. Audit Fees consists of fees for professional services rendered by our principal accountants for the contemporaneous audit of our annual financial statements and the review of quarterly financial statements or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.
(2)	Audit Related Fees consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)	There were no tax or other related fees.

The policy of our audit committee and our board of directors is to pre-approve all audit and non-audit services provided by our principal auditors, including audit services, audit-related services, and other services as described above, other than those for de minimis services which are approved by the audit committee or our board of directors prior to the completion of the services.

Policies and Procedures Relating to Approval of Services by Our Independent Registered Public Accountants

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves audit services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Bush & Associates as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.

Vote Required

The affirmative vote of a majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting is required to approve the adjournment proposal.

Recommendation of the Board

Each of the special committee and our board of directors unanimously recommends a vote “FOR” approval of the ratification of selection of independent registered public accounting firm proposal.

23

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Electronic Delivery of Future Shareholder Communications

Registered shareholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access shareholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment” and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Deadline for Submission of Shareholder Proposals for 2026 annual meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the Shareholders at our 2026 annual meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110, Attention: Chief Executive Officer, no later than June 16, 2026.

If we are not notified of a Shareholder proposal a reasonable time prior to the time we send our proxy statement for our 2026 annual meeting, then our Board will have discretionary authority to vote on the Shareholder proposal, even though the Shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a Shareholder proposal was received by us, it is suggested that Shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of Shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any Shareholder a right to have any nominee included in our proxy statement.

24

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, Shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report and Quarterly Report

The Annual Report and Quarterly Report is being sent with this Proxy Statement to each Shareholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2024. The Quarterly Report on Form 10-Q contains unaudited financial statements for the quarter ended September 30, 2025. The Annual Report and the Quarterly Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement, one copy of our Annual Report and one copy of our Quarterly Report are being delivered to multiple registered Shareholders who share an address unless we have received contrary instructions from one or more of the Shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered Shareholders who share an address and would like to receive a separate copy of our Annual Report, Quarterly Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street, Floor 30, New York, NY 10004. Promptly upon request, a separate copy of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and/or a separate copy of this proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, registered Shareholders sharing an address can also (i) notify the Company that the registered Shareholders wish to receive separate annual reports or quarterly reports to Shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports or quarterly reports to Shareholders and proxy statements in the future if registered Shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple Shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of Company Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement, Annual Report, Quarterly Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Such Report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2024 fiscal year and certain other financial information, which is incorporated by reference herein. We are also including a copy of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, with this proxy statement. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Joseph Davy, our CEO, at ir@banzai.io.

25

Annex A

Form of Proxy Card

BANZAI INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00a.m. PT on January 15, 2026

(Record Date — December 8, 2025)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Davy, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Banzai International, Inc. which the undersigned is entitled to vote, as specified below on this card, at the annual meeting of Shareholders of Banzai International, Inc. to be held virtually on Demio on January 15, 2026, at 8:00 a.m. PT, and at any adjournment or postponement thereof.

To attend the virtual Meeting via Demio, go to: https://my.demio.com/ref/avsHdyIA27S7fLH4

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. EST ON JANUARY 14, 2026, IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To re-elect all Class II directors named in this Proxy Statement, i.e., Mason Ward, to hold office until the third annual meeting of shareholders after the 2025 Annual Meeting and until his respective successor is elected and duly qualified.

For	Against	Abstain
O	O	O

PROPOSAL 2: To approve, ratify and confirm the re-appointment of Bush & Associates CPA LLC as the Company’s independent auditors for the year ending December 31, 2025, and to authorize the Board of Directors to fix their remuneration.

For	Against	Abstain
O	O	O

A-1

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Shareholder:
Date:
Name shares held in (Please print):	Account Number (if any):
No. of Shares Entitled to Vote:

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

A-2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2024

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM TO

Commission File Number 001-39826

Banzai International, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	85-3118980
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $575.00	BNZIW	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the Registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the Registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant, based on the closing price of the shares of common stock on the last business day of the registrant’s most recently competed second fiscal quarter, was approximately $4,576,909 as of June 30, 2024, based on the last sales price reported for such date on The Nasdaq Stock Exchange LLC.

The number of shares outstanding of each of the registrant’s classes of common stock, as of April 10, 2025:

Class A Common Stock - 12,846,807 shares

Class B Common Stock - 2,311,134 shares

Documents Incorporated by Reference: None.

Cautionary Note Regarding Forward-Looking Statements

This Annual Report on Form 10-K (this “Annual Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding the Company’s:

●	future financial, business and operating performance and goals;

●	annualized recurring revenue and customer retention;

●	ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs;

●	potential financing and ability to obtain financing;

●	acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions;

●	strategy and strategic goals, including being able to capitalize on opportunities;

●	expectations relating to the Company’s industry, outlook and market trends;

●	total addressable market and serviceable addressable market and related projections;

●	plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and

●	product areas of focus and additional products that may be sold in the future.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company’s ability to execute on its strategy. More detailed information about risk factors can be found in this Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date they are made.

1

PART I

Unless the context requires otherwise, references in this annual report to “Banzai,” “Company,” “we,” “us” and “our” and similar designations refer to Banzai International, Inc. and its subsidiaries.

Item 1. Business.

Overview

Banzai International, Inc. (f/k/a 7GC & Co. Holdings Inc.) is a Software as a Service (“SaaS”) company operating in the marketing technology (“MarTech”) industry. We provide our customers with tools to help them market and sell with greater efficiency and impact. To date, Banzai has supported over 90,000 global customers, including entrepreneurs and Fortune 500 companies. Our customers include Amazon, Dell, Salesforce, Aflac, Thermo Fisher Scientific, and many other globally recognized brands.

Banzai grows in three ways: acquiring new customers through our sales and marketing efforts, expanding our platform through the development and acquisition of MarTech products, and cross-selling additional solutions to our existing customers. When evaluating acquisitions, we look for profitable businesses with customer profiles that align with our values and growth strategy. When considering additional products to purchase and offer, we look at customer satisfaction levels because we believe that is a good indicator of a product’s trajectory.

Our vision is to build a suite of mission-critical solutions that address a broad spectrum of customer needs. By integrating these tools, we aim to create efficiencies and unlock shared data and assets that power more advanced AI capabilities. Between the first quarter of 2024 and the first quarter of 2025, Banzai has acquired two companies, ClearDoc, Inc. (d/b/a OpenReel) and Vidello, Ltd. We also entered into a definitive agreement to acquire Act-On, Inc. Our platform currently includes several products, ranging across demand generation, webinar hosting, video creation and email newsletters.

We sell most of our products using a recurring subscription license model typical in SaaS businesses, with customer contracts that vary in term length from single months to multiple years. As of December 31, 2024, our customer base included over 3,070 customers operating in over 90 countries, across numerous different industries, including healthcare, financial services, e-commerce, technology, media and others. No single customer represents more than 1% of our revenue.

We were originally incorporated in Delaware in September 2020 as a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Upon closing our initial business combination on December 14, 2023 (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of December 8, 2022, with Banzai Operating Co LLC (f/k/a Banzai International, Inc.) (“Legacy Banzai”), 7GC Merger Sub I, Inc. (“First Merger Sub”), and 7GC Merger Sub II, LLC (“Second Merger Sub”) (as amended by the Amendment to Agreement and Plan of Merger, dated as of August 4, 2023, the “Merger Agreement”), we acquired Legacy Banzai. Legacy Banzai operates under the name “Banzai Operating Co Inc.” (the “Operating Company”) and is one of our two wholly owned subsidiaries. Legacy Banzai was incorporated in Delaware in September 2015. Our business operations are currently conducted by the Operating Company.

Industry Background and Trends

The MarTech industry has undergone rapid growth and transformation in recent years. As per the Winterberry Report (as hereinafter defined), it seems that as companies prioritize efficient growth, demand for MarTech solutions continues to rise—a trend we expect to accelerate amid increasing global competition and pressure to demonstrate profitability.

The MarTech landscape is vast and rapidly evolving, with over 14,000 vendors offering solutions across a broad spectrum of needs. According to the 2024 Marketing Technology Landscape report by ChiefMartec, the number of MarTech companies has grown by 27.8% year over year, reaching 14,106 providers. This fragmented ecosystem presents a significant opportunity for acquisitions and platform expansion. With so many vendors, competition is fierce, making it essential for Banzai to differentiate ourselves through exceptional products and customer service.

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Market Size

We compete within the business-to-business (“B2B”) MarTech value chain, which encompasses functions including creating and distributing content, acquiring and nurturing leads, executing and optimizing campaigns, and managing and measuring performance.

In 2023, we engaged Verista Partners Inc., also known as Winterberry Group (“Winterberry”), to conduct a comprehensive analysis of our market opportunity within the MarTech sector. On April 14, 2023, Winterberry delivered a Strategic Due Diligence Assessment Report (the “Winterberry Report”) outlining our Total Addressable Market (TAM) and Serviceable Addressable Market (SAM). The TAM, defined as U.S. B2B spending across categories such as demand generation, marketing automation, digital events platforms, account-based marketing, CRM, engagement, content management systems, customer data platforms, measurement and attribution, and predictive and prescriptive analytics, is projected to reach $39.42 billion by 2026, reflecting a compound annual growth rate (CAGR) of 11.80% from 2020 to 2026. The SAM, which includes U.S. B2B spending specifically on measurement and attribution, demand generation, and digital events platforms, is expected to reach $8.37 billion by 2026, representing a CAGR of 16.07% over the same period.

To calculate our estimated SAM and TAM, Winterberry started with the B2B MarTech stack from acquiring and nurturing leads to executing and optimizing campaigns to managing and measuring content, data and performance. Within that value chain, Winterberry identified which components were core to the Banzai business as of the date of the Winterberry Report (i.e., measurement and attribution, demand generation, and digital events platforms) and which would be natural adjacencies and future offerings (i.e., demand generation, marketing automation, digital events platforms, account-based marketing, customer relationship management, engagement, content management systems, customer data platforms, measurement and attribution, and predictive and prescriptive analytics). The identified core components make up our SAM, and both core components and adjacent and future offerings are included in our TAM. Winterberry then sized each component individually utilizing a range of sources estimating market spending and forecasted growth rates, including Winterberry proprietary models, as well as various other market research company products and forecasts. Depending on the estimate and whether it was global or included in B2B use cases, Winterberry utilized assumptions that 25% of spend is B2B and 33% of global spend is U.S.-specific.

The models provided by Winterberry were based on economic forecasts from government and private sector analysts as well as third-party media forecasts primarily provided by marketing agencies, governing bodies and associations, trade publications, and research analysts, all of which are subject to change. There are uncertainties inherent in attempting to make such projections and forecasts, and we encourage our stockholders and investors to perform their own investigation and carefully consider such uncertainties.

Products and Services

As of December 31, 2024, our platform offers five SaaS products: OpenReel, Demio, Boost, Curate, and Reach.

OpenReel

OpenReel is an AI-powered video creation platform that enables users to remotely record, edit, host, and share high-quality videos from any location. Its remote capture feature allows users to film professional-grade videos using devices like smartphones or webcams, without needing to be there in person. The platform offers AI-driven editing tools for seamless content refinement and customization, along with secure cloud storage for easy access and sharing. OpenReel’s comprehensive solution streamlines the video production process, making it efficient and cost-effective for businesses and individuals.

CreateStudio

CreateStudio is a comprehensive video animation and editing software designed for both beginners and experienced creators. It offers an intuitive drag-and-drop interface that allows users to produce a variety of content, including 3D character animations, explainer videos, social media ads, and doodle sketches. The platform provides a rich library of customizable templates, animated characters, royalty-free assets, and special effects, enabling the creation of professional-quality videos without the need for advanced technical skills. Notable features include 3D modeling, AI-powered text-to-speech, green screen editing, and dynamic camera movements. CreateStudio is compatible with both Mac and Windows operating systems.

Vidello

Vidello is a comprehensive video hosting and marketing platform designed to help businesses manage, customize, and optimize their video content. It offers a customizable, fast-loading video player, along with features like A/B split testing, dynamic variables, and automatic video SEO to enhance user engagement and conversion rates. Vidello also provides tools such as lower third animations, clickable links, buy buttons, email opt-in forms, and interactive video polls, enabling users to generate leads and drive sales directly within their videos. The platform supports seamless integration with various email autoresponders and is compatible with multiple website builders and membership platforms.

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Demio

Demio is a browser-based webinar platform designed to help businesses create, host, and manage both live and automated webinars for thousands of attendees with ease. Its intuitive interface simplifies webinar setup, allowing users to customize registration pages, apply branding, and automate email reminders. Demio offers robust engagement tools—including real-time chat, polls, Q&A sessions, screen sharing, and multimedia presentations—enabling a highly interactive and professional experience. Businesses can host live sessions or schedule automated webinars to reach audiences at scale. A standout feature of this product is the Demio AI Moderator, which manages audience engagement in real time, answers key questions and ensures a smoother experience for attendees.

In addition to its core webinar functionality, Demio supports lead generation and marketing integration. It connects with CRM and marketing automation platforms, helping users streamline campaign workflows and improve follow-up. Customizable registration forms, in-webinar CTAs, and detailed analytics allow users to track attendee behavior, measure performance, and optimize webinar strategies. With the addition of AI-powered moderation and automation tools, Demio empowers businesses to deliver engaging, scalable webinars that drive lead capture, audience engagement, and sales conversion.

Boost

Boost is an add-on product integrated with Demio that helps customers increase webinar attendance by turning existing registrants into advocates. It enables attendees to share event registration links across platforms like LinkedIn, Facebook, Twitter, and email, with built-in incentives to encourage referrals. Boost automates email notifications, provides customizable share pages, tracks link performance, and supports reward-based campaigns—all designed to simplify social sharing and drive additional signups. Its seamless integration with Demio ensures a smooth experience, helping customers amplify reach and grow webinar participation through word-of-mouth promotion.

Reach

Reach is a targeted outreach tool that helps customers boost their demand generation campaigns by connecting directly with their ideal audience. Reach generates tailored contact lists based on criteria like region, job title, company size, and revenue. It provides personalized outreach, confirmations and reminders to increase results across fourteen different campaign types including event attendance, newsletter subscriptions and opt-ins. Reach also supports privacy compliance with customizable opt-in language and allows users to include or exclude specific accounts for account-based marketing (ABM) strategies. With built-in list scrubbing to ensure high email deliverability, Reach enables customers to engage high-value leads they may not otherwise reach.

Curate

Curate by Banzai is an AI-driven newsletter platform designed to help brands grow their audience through fully automated targeted newsletters. By selecting relevant news feeds and topics, Curate automatically generates and sends engaging, branded newsletters on a daily or weekly basis, saving users significant time on content creation. The platform ensures seamless integration of a brand’s voice, colors, and logo, delivering a cohesive look that resonates with the target audience. Additionally, Curate actively promotes newsletters to the ideal audience, facilitating consistent subscriber growth.

Product Roadmap and Enhancements

Improving our family of products is how we create more value for our customers and our product roadmap is an essential part of delivering on our vision of improving the value of customer interactions for companies throughout the world. The role of product management at Banzai is to identify and prioritize underserved and unmet customer and market needs and to use our deep technology experience to create products and features based on data and AI to increase customer value.

We have a unique management framework at Banzai that we feel is a core part of our success. We use this framework to align our cross-functional objectives around a set of strategies that we update as the needs of our business change. We use these strategies to create alignment for our engineering, sales, and marketing teams. This helps us to work cohesively towards shared goals, maximizing the efficiency and effectiveness of our efforts.

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By prioritizing our customers in both product development and acquisitions, we demonstrate a commitment to addressing the evolving needs and expectations of the markets we serve. This customer-centric approach helps us maintain a competitive edge, as we continuously adapt our products and services to stay relevant. By identifying opportunities for new features, enhancements, and market segments, we can strategically plan and execute our growth initiatives, supporting our long-term sustainability and success.

Customer Expansion is key to our long-term vision. We believe our strategies support increasing the average amount of revenue we earn per customer per year (our average customer value or “ACV”) through development of features that are correlated with usage by higher value customers. We also develop add-on features and products that can be sold to our existing customers.

Research and Development Expenses

As a product-led company, we attain and maintain our competitive advantage through our investment in our products. Maintenance of existing products and development of new products are both essential to our long-term success. Therefore, our management team feels that significant investment in technology is required in the future. We plan to utilize a combination of in-house employees and development partners to maintain and improve our technology.

Our Growth Strategies

Our growth strategy is to expand our platform to make it more valuable to customers and find new ways to enhance a wider range of MarTech interactions. The key elements of our growth strategy are:

1.	Cost Efficient Customer Acquisition: Continue to acquire new customers cost effectively through organic traffic, content, affiliates, social media, partnerships, advertising, word-of-mouth, and other sources.

2.	Customer Retention and Expansion: Continue to expand our customer success and customer marketing organizations to increase customer retention and customer expansion.

3.	Implement Product Improvements: Continue to develop our family of products to create defensibly differentiated solutions that are essential to customers.

4.	Introduce New Products: Roll out new products that attract new customers and expand the ways we can serve existing customers.

5.	Acquisition Strategy: Banzai has acquired two businesses as of March 31, 2025 – ClearDoc, Inc. (d/b/a OpenReel) and Vidello, Ltd. On January 23, 2025, the company announced a definitive agreement to acquire Act-On Software, Inc, subject to closing conditions. The Company will continue to look for future acquisition opportunities prioritizing companies that are profitable and have highly-rated solutions with customer bases that align with Banzai’s existing customer base.

OpenReel Merger

On December 18, 2024 (the “OR Closing Date”), we closed a merger (the “OR Merger”, the consummation of the Merger, the “OR Closing”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”), pursuant to an Agreement and Plan of Merger (the “OR Merger Agreement”), dated December 10, 2024, by and among the Company, OpenReel, certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Merger Sub”), that was formed solely for purposes of consummating the OR Merger. Upon Closing, the Merger Sub merged with and into OpenReel, with OpenReel being the surviving entity (the “Surviving Entity”) thereafter as our direct and wholly owned subsidiary named “OpenReel, Inc.”

OpenReel is a leading enterprise video creation and management solution that empowers companies to create high-quality content at scale and on brand. OpenReel enables businesses of all sizes to cut down on the time-and resource-intensive process of video creation and scale content creation initiatives efficiently, effectively, and securely. OpenReel is trusted by a wide range of customers from small businesses to the Fortune 500. OpenReel is based in New York, with its team distributed worldwide. OpenReel’s enterprise customer base includes global organizations, such as Bristol Myers Squibb, Ingram Micro, DXC Technology, Insider Inc., and US Steel. To learn more about the company, visit: www.openreel.com. The information provided on OpenReel’s website (or any other website referred to in this report) is not part of this Report and is not incorporated by reference as part of this Annual Report.

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At the effective time of the OR Merger (the “Effective Time”), each share of capital stock of OpenReel issued and outstanding immediately prior to the Effective Time (other than shares as to which dissenter’s rights have been properly exercised and certain other excluded shares) was converted into the right to receive Common Stock and pre-funded warrants, each exercisable for one (1) share of Common Stock at an exercise price of US$0.0001 (the “Pre-Funded Warrants”) issued in lieu thereof, in an amount equal to the quotient of $19,600,000 divided by the Conversion Price (as defined in the OR Merger Agreement) (the “OR Merger Consideration”).

The OR Merger Consideration consisted of an aggregate of 930,558 shares of Banzai Common Stock and 11,769,501 Pre-Funded Warrants. The shares of Common Stock and Pre-Funded Warrants issued by Banzai to the OpenReel Stockholders pursuant to the OR Merger Agreement were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

To the extent that any OpenReel Stockholder’s receipt of shares of Common Stock as OR Merger Consideration would result in such OpenReel Stockholder, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder) more than 9.99% of the Common Stock issued and outstanding immediately following the OR Closing (the “Beneficial Ownership Limitation”), we will issue to such OpenReel Stockholder OR Merger Consideration comprised of (i) such number of shares of Common Stock as may be issued without causing such OpenReel Stockholder to exceed the Beneficial Ownership Limitation and (ii) Pre-Funded Warrants exercisable for the number of shares of Common Stock that could not be issued to such OpenReel Stockholder due to the Beneficial Ownership Limitation.

The terms of the Pre-Funded Warrants provide that we cannot issue shares of Class A Common Stock to any holder of a Pre-Funded Warrant upon the exercise thereof to the extent that the number of shares to be issued pursuant to such exercise, taken together with the number of shares issued pursuant to the OpenReel Merger Agreement and the number of shares issued pursuant to the exercise of other Pre-Funded Warrants, would exceed 19.99% of number of shares of Class A Common Stock issued and outstanding immediately prior to the closing of the OR Merger (the “Nasdaq Ownership Limitation”). On February 28th, 2025, during the special meeting of shareholders, we obtained shareholder approval to issue all of the shares of Class A Common Stock underlying the Pre-Funded Warrants.

A copy of the OR Merger Agreement is filed herewith as Exhibit 2.1 hereto and incorporated herein by reference. The above description of the OR Merger Agreement is qualified in its entirety by reference to such an exhibit. A copy of the form of the Pre-Funded Warrant is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The above description of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

In connection with and as a condition to closing under the OR Merger Agreement, on the OR Closing Date, we executed and delivered to each OpenReel Stockholder a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Banzai agreed to register for resale following the Closing, the shares representing the OR Merger Consideration.

In connection with and as a condition to closing under the OR Merger Agreement, on the OR Closing Date, the Company issued one (1) share of series FE preferred stock, par value US$0.0001 per share (the “Series FE Preferred Stock”), to one of the OpenReel Stockholders, FE IV OR Aggregator, LLC, and filed the certificate of designation (the “Certificate of Designation”) of such Series FE Preferred Stock with the Secretary of State of the State of Delaware.

Immediately prior to the OR Closing, the directors and officers of OpenReel tendered their resignation, effective upon the OR Closing. Joseph P. Davy was appointed as the sole director and President of the Surviving Entity, and Alvin Yip was appointed as Secretary and Treasurer, all of which are effective upon the OR Closing.

Vidello Acquisition

On January 31, 2025, the Company closed on the Vidello Limited acquisition, a private limited company registered in England and Wales for approximately $2.7 million in cash ($2,500,000 are withheld for indemnification expenses and other holdback provisions in accordance with the Acquisition Agreement, the “Cash Consideration”) and 898,204 shares of Banzai Class A Common Stock, pursuant to an Acquisition Agreement (the “Acquisition Agreement”), dated December 19, 2024, by and among the Company, Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). Vidello Shareholders transferred all the outstanding shares of Vidello to the Company, therefore, Vidello became a direct and wholly owned subsidiary of the Company. The Share Consideration to the Vidello Shareholders pursuant to the Acquisition Agreement were issued in reliance upon the exemption from registration provided by Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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Vidello provides a suite of products for 3D video creation, royalty free music, and video marketing, with over $6.5 million in TTM revenue, $2 million in TTM EBITDA, with such operating results expected to reduce the combined company in operating losses to approximately $1.3 million per year.

Act-On Merger

On January 22, 2025, the Company entered into an Agreement and Plan of Merger (the “Act-On Merger Agreement”) with Act-On Software Inc., a Delaware corporation (“Act-On”), and Banzai Passage Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Act-On Merger Sub”) that was formed solely for purposes of consummating the transactions contemplated in the Merger Agreement (the “Act-On Merger”). Pursuant to the Act-On Merger Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon closing of the Act-On Merger, Act-On will merge with and into the Act-On Merger Sub, with Act-On surviving the Act-On Merger (the “Surviving Entity”), thereafter being a direct, wholly owned subsidiary of Banzai. The Closing of the Act-On Merger is subject to customary conditions, including (1) (A) adoption of the Act-On Merger Agreement by the Act-On Stockholders that hold the requisite percentage necessary to approve the Act-On Merger under Act-On’s Amended and Restated Certificate of Incorporation and (B) approval of the Transaction by the Company’s board of directors, (2) authorization for listing on the Nasdaq Capital Market of the shares of Class A Common Stock to be issued in the Act-On Merger, subject to official notice of issuance, and (3) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Act-On Merger or making the completion of the Act-On Merger illegal. Each party’s obligation to complete the Act-On Merger is also subject to certain additional customary conditions, including subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the Act-On Merger Agreement. The Act-On Merger Agreement also contains customary representations, warranties, and indemnities of Banzai and Act-On. Although the Company cannot guarantee that the Act-On Merger will close, the Company expects all of the closing conditions to be satisfied or waived, and to close the transaction in Q2 2025.

As part of its Open Marketing Ecosystem, the Act-On platform offers native integrations with all major CRM systems, to be vendor-agnostic without being indifferent. A separate version for agencies has an agency dashboard to centrally manage multiple client campaigns and is sold at a lower bulk price. Act-On also promotes its agency partners and third-party applications on the Act-On Partner Exchange (APEX), manages an educational resource called the Act-On Center of Excellence (ACE) and provides professional services.

Sales and Marketing

Our primary focus is on increasing mid-market and enterprise customers. Progress towards this is reflected in our acquisition of OpenReel, adding their 650 customers to the overall Banzai customer base, as well as our increase in multi-host Demio customers from 12 to 163 between January 2021 and December, 2024, an approximately 14-fold increase.

As a product-led growth company, we utilize a hybrid self-service and direct sales go-to-market approach. Our self-service customers subscribe to or purchase directly from our product websites or start free product trials which can lead to a later paid subscription or purchase. Our direct sales customers subscribe or purchase through sales representatives, who are compensated with a base salary and typically participate in incentive plans such as commissions or bonuses.

Trials, customers, and leads come from organic website visitors, affiliates and partners, and visitors from paid ads such as Google ads. We also utilize partner marketing, account-based marketing, lead generation programs, webinars, and other direct and indirect marketing activities to reach our target audience and acquire leads and customers.

We sell most of our products using a recurring subscription license model typical in SaaS businesses. Pricing is based on the number of users, desired feature sets, and product capabilities. Our customer contracts vary in term length from single months to multiple years. Our customers often purchase additional services to supplement their initial subscriptions by including additional licenses or products.

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Competition, Strengths, and Differentiation

We compete across a variety of categories within the B2B MarTech landscape including digital events and webinars, demand generation, video creation, engagement platforms and marketing automation, and measurement and attribution.

We believe our strengths are our recognizable brand, and the brands of our products, our existing customers, which can be cross-sold additional products, and our operational competency in customer success, which allows us to more effectively leverage our customer base to drive expansion.

We seek to differentiate ourselves from the crowded MarTech market through data, either as a primary value proposition or an enabling feature, integrations between our products which already exist and are being developed, and AI and machine learning to deliver new capabilities or improved performance for our customers.

Intellectual Property

To establish and protect our proprietary rights, we rely on a combination of trademarks and trade secrets, including know-how, license agreements, confidentiality procedures, non-disclosure agreements with third parties, employee disclosure and invention assignment agreements, and other contractual rights. As of December 31, 2024, we held three registered trademarks in the United States: “Banzai”, “Demio” and “OpenReel”. For more information regarding risks related to our intellectual property, please see “Risk Factors-Risks Related to Business and Industry-Failure to protect or enforce our intellectual property rights could harm our business and results of operations” and “Risk Factors-Risks Related to Business and Industry-Third parties may initiate legal proceedings alleging that we are infringing or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could harm our business.”

Government Regulation

We are subject to federal, state, and foreign legal requirements on matters customary to the SaaS and MarTech industries such as data privacy and protection, employment and labor relations, immigration, taxation, anti-corruption, import/export controls, trade restrictions, internal and disclosure control obligations, securities regulation, and anti-competition considerations.

Regarding privacy and communications, we are subject to the following regulatory standards and laws: the GDPR, CCPA, Telephone Consumer Protection Act (TCPA), Canada’s Anti-Spam Legislation (CASL), the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003 (CAN-SPAM), and others that may apply in the various regions in which we operate.

Violations of one or more of these diverse legal requirements in the conduct of our business could result in significant fines and other damages, criminal sanctions against us or our officers, prohibitions on doing business and damage to our reputation. Violations of these regulations or contractual obligations related to regulatory compliance in connection with the performance of customer contracts could also result in liability for significant monetary damages, fines and/or criminal prosecution, unfavorable publicity and other damage to our reputation, restrictions on our ability to compete for certain work and allegations by our customers that we have not performed our contractual obligations. To date, we have not experienced material fines or penalties related to these regulations.

Employees and Management

As of December 31, 2024, we had 28 full-time employees, 0 part-time employees, and 44 contractors.

Our culture is unique and an important contributor to our success. Our culture allows us to scale our business by attracting and retaining great people who are aligned to our values. Having shared values enables our team members to make independent decisions, encourages accountability, and fosters collaboration. Our culture is defined by four core values:

1.	Learning. Technology and marketing are constantly changing. We value learning because adaptation is essential to delivering the best solutions for our customers. Our team members are open-minded, critical-thinkers who are willing to disagree, try new things, and change their minds when warranted.

2.	Serving Others. Nothing happens without our customers. We value Serving Others because serving customers is the reason we exist. Our team members prioritize the needs of our customers, our team, and our communities.

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3.	Game Changing. To succeed in a competitive marketplace, we have to deliver impactful solutions for our customers. Our team members find creative solutions, raise the bar, take risks, and help our customers realize more successful outcomes.

4.	“10,000 Years.” To achieve long-term success, we must plan and act with the end goal in mind. We value the symbolism of the term “10,000 Years” (the literal translation of the Japanese word “Banzai”), because it reminds us that we’re building for the future—to something greater than what we see today—and that each day we’re contributing toward that vision.

Business Combination

We were originally known as 7GC & Co. Holdings Inc. On December 14, 2023, 7GC consummated the Business Combination with Legacy Banzai pursuant to the Merger Agreement. In connection with the Closing of the Business Combination, 7GC changed its name to Banzai International, Inc. Legacy Banzai was deemed to be the accounting acquirer in the Mergers based on an analysis of the criteria outlined in Accounting Standards Codification 805. While 7GC was the legal acquirer in the Mergers, because Legacy Banzai was deemed the accounting acquirer, the historical financial statements of Legacy Banzai became the historical financial statements of the combined company upon the consummation of the Mergers. The Business Combination is described in further detail in the section titled “Business” beginning on page 77.

Reverse Stock Split

On August 29, 2024, we held a special meeting of securityholders (the “Special Meeting”). At the Special Meeting, the Company’s securityholders approved the proposal to amend our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board of Directors. On September 10, 2024, our Board determined to effect a reverse stock split at a ratio of 1-for-50 (the “Stock Split”), and filed an amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect same; the Stock Split was implemented on September 19, 2024. A copy of the amendment is filed as Exhibit 3.3 attached hereto.

Nasdaq Listing

Due to prior noncompliance with certain Nasdaq listing rules, we had a hearing before The Nasdaq Hearings Panel (the “Panel”), on September 19, 2024. Following that hearing, the Panel determined to phase our Common Stock down from The Nasdaq Global Market to The Nasdaq Capital Market. As of October 31, 2024, our Common Stock trades on The Nasdaq Capital Market, under the same symbol, BNZI.

On October 18, 2024, the Company received a letter from Nasdaq stating that the Company has regained compliance with Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) by maintaining a minimum closing bid price of the Company’s common stock (the “Common Stock”) of $1.00 or greater per share for the 10 consecutive business days, from September 19, 2024 through October 18, 2024, and that the Minimum Bid Price Requirement matter is now closed. The Company must still regain compliance with Listing Rule 5450(b)(2)(A) (the (“Market Value of Listed Securities”).

On November 7, 2024, the Company also received a letter from the staff at Nasdaq in relation to a letter from April 3, 2024, notifying the Company that, for the 10 consecutive trading days, from October 24, 2024 to November 6, 2024, the Company’s MVPHS had been $1,000,000 or greater, and as such the staff determined that the Company had regained compliance with Listing Rule 5550(a)(5) and the matter was closed.

On November 7, 2024, Nasdaq determined that for the 10 consecutive trading days, from October 24, 2024 to November 6, 2024, the Company’s MVPHS has been $1,000,000 or greater and therefore the Company regained compliance with Listing Rule 5550(a)(5) (the equivalent of Listing Rule 5450(b)(2)(A) for the Capital Markets) and the matter is closed.

On February 12, 2025, the Company received a letter from the Nasdaq Stock Market LLC, Office of the General Counsel that Nasdaq’s Listing Qualifications staff confirmed that the Company has demonstrated compliance with all of The Nasdaq Stock Market’s listing requirements and therefore the Company’s securities will remain listed on the Exchange. However, there can be no assurance that the Company will be able to maintain compliance with Nasdaq listing standards. Please see “Risk Factors” for more information.

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Available Information

We file with, or furnish to, the SEC reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports pursuant to Section 13(a) or 15(d) of the Exchange Act. These reports are available free of charge via EDGAR through the SEC website (www.sec.gov) and are also available free of charge on our corporate website (https://ir.banzai.io/financial-information/sec-filings) as soon as reasonably practicable after they are electronically filed with or furnished to the SEC. The foregoing website addresses are provided as inactive textual references only. The information provided on our website (or any other website referred to in this report) is not part of this Report and is not incorporated by reference as part of this Annual Report.

Item 1A. Risk Factors.

Investing in our securities involves risks. Before you make a decision to buy or sell our securities, in addition to the risks and uncertainties discussed above under “Cautionary Note Regarding Forward-Looking Statements” above, you should carefully consider the specific risks set forth herein. If any of these risks actually occur, it may materially harm our business, financial condition, liquidity and results of operations. As a result, the market price of our securities could decline, and you could lose all or part of your investment. Additionally, the risks and uncertainties described in this Annual Report are not the only risks and uncertainties that we face. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may become material and adversely affect our business.

Risks Factors Summary

The following is a summary of the principal risks that could materially adversely affect our business, financial condition or results of operations in future periods. The summary should be read together with the more detailed description of each risk factor described below.

Risks Related to our Business and Industry

●	We have incurred significant operating losses in the past and may never achieve or maintain profitability.

●	We have a limited operating history with our current offerings, which makes it difficult to evaluate our current and future business prospects and increases the risk of your investment.

●	Our revenue growth rate depends on existing customers renewing and maintaining or expanding their subscriptions, and if we fail to retain our customers at current or expanded subscriptions, our business will be harmed.

●	If we are unable to attract new customers on a cost-effective basis, our business will be harmed.

●	If we fail to effectively manage our growth, our business, results of operations, and financial condition may be harmed.

●	We may be unable to successfully execute on our growth initiatives, business strategies, or operating plans.

●	If the assumptions, analyses, and estimates upon which our forecasts, projections and outlook are based prove to be incorrect or inaccurate, our actual results may differ materially from those forecasted or projected.

●	If we fail to attract and retain qualified personnel, our business could be harmed.

●	Our management team has a limited history working together operating the Company and, as a result, our past results may not be indicative of future operating performance.

●	We may not successfully develop or introduce new and enhanced products that achieve market acceptance, or successfully integrate acquired products or services with our existing products, and our business could be harmed and our revenue could suffer as a result.

●	If we do not adequately fund our development efforts, we may not be able to compete effectively and our business and operating results may be harmed.

●	Our acquisitions of, and investments in, other businesses, products, or technologies may not yield expected benefits and our inability to successfully integrate acquisitions may negatively impact our business, financial condition, and results of operations.

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●	We face significant competition from both established and new companies offering marketing, sales, and engagement software and other related applications, as well as internally developed software, which may harm our ability to add new customers, retain existing customers, and grow our business.

●	Our business, results of operations, and financial condition may fluctuate on a quarterly and annual basis, which may result in a decline in our stock price if such fluctuations result in a failure to meet any projections that we may provide or the expectations of securities analysts or investors.

●	Because we recognize revenue from subscriptions for our product offerings over the terms of the subscriptions, our financial results in any period may not be indicative of our financial health and future performance.

●	Our sales cycle can be lengthy and unpredictable, which may cause our operating results to vary significantly.

●	Covenant restrictions in our existing or future debt instruments may limit our flexibility to operate and grow our business, and if we are not able to comply with such covenants or pay amounts when due, our lenders could accelerate our indebtedness, proceed against certain collateral or exercise other remedies, which could have a material adverse effect on us.

●	The impacts of geopolitical, macroeconomic, and market conditions, including pandemics, epidemics and other public health crises, have had, and may continue to have, a significant effect on our industry, which in turn affects how we and our customers are operating our respective businesses. Our business is susceptible to declines or disruptions in the demand for meetings and events, including those due to economic downturns, natural disasters, geopolitical upheaval, and global pandemics.

●	Cybersecurity and data security breaches and ransomware attacks may create financial liabilities for us, damage our reputation, and harm our business.

●	Privacy and data security laws and regulations could impose additional costs and reduce demand for our solutions.

●	Our product offerings, solutions, and internal systems, as well as external internet infrastructure, may be subject to disruption that could harm our reputation and future sales or result in claims against us.

●	Undetected defects in our product offerings could harm our reputation or decrease market acceptance of our product offerings, which would harm our business and results of operations.

●	We rely on internet infrastructure, bandwidth providers, data center providers, other third parties, and our own systems for providing solutions to our customers, and any failure or interruption in the services provided by these third parties or our own systems could expose us to litigation and negatively impact our relationships with customers, adversely affecting our brand and our business.

●	If we fail to effectively maintain and enhance our brands, our business may suffer.

●	Our ability to use our net operating loss to offset future taxable income may be subject to certain limitations.

●	We need to continue making significant investments in software development and equipment to improve our business.

●	Adverse litigation results could have a material adverse impact on our business.

●	Failure to protect or enforce our intellectual property rights could harm our business and results of operations.

●	Third parties may initiate legal proceedings alleging that we are infringing or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could harm our business.

●	Our use of open source software could adversely affect our ability to offer our solutions and subject us to possible litigation.

Risks Related to Ownership of Our Securities

●	In order to support the growth of our business and repay our indebtedness, we will need to seek capital through new equity or debt financings or incur additional indebtedness under our credit facilities, which sources of additional capital may not be available to us on acceptable terms or at all.

●	Future sales of shares of Class A Common Stock may depress their stock price.

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●	Issuances of shares of Class A Common Stock pursuant to any Advances under the SEPA (as defined below), exercise of the GEM Warrant (as defined below) and conversion of any amounts under the Notes would result in substantial dilution of our stockholders and may have a negative impact on the market price of our Class A Common Stock.

●	Nasdaq (as defined below) may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

●	If our Class A Common Stock ceases to be listed on a national securities exchange it will become subject to the so-called “penny stock” rules that impose restrictive sales practice requirements.

●	Our dual class common stock structure has the effect of concentrating voting power with our Chief Executive Officer and Co-Founder, Joseph Davy, which limits an investor’s ability to influence the outcome of important transactions, including a change in control.

●	We cannot predict the impact our dual class structure will have on the market price of Class A Common Stock.

●	As a “controlled company” within the meaning of Nasdaq listing rules, we qualify for exemptions from certain corporate governance requirements and have the opportunity to elect to avail ourselves of any of the exemptions afforded a controlled company. If we elect to rely on some of these exemptions, our stockholders will not have the same protections afforded to stockholders of companies that are subject to such requirements.

●	The market price of Class A Common Stock is likely to be highly volatile, and you may lose some or all of your investment.

●	Volatility in the price of Class A Common Stock could subject us to securities class action litigation.

●	If securities or industry analysts do not publish research or reports about us, or publish negative reports, then our stock price and trading volume could decline.

●	We will incur increased costs and demands upon management as a result of complying with the laws and regulations affecting public companies, which could adversely affect our business, results of operations, and financial condition.

●	We have identified material weaknesses in our internal control over financial reporting. If we are unable to remediate these material weaknesses, or if we identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect our business and stock price.

●	Our executive officers, directors, and holders of 5% or more of the outstanding shares of Class A Common Stock collectively beneficially own approximately 65.31% of the outstanding Class A Common Stock and have substantial control over us, which will limit your ability to influence the outcome of important transactions, including a change in control.

●	It is not currently anticipated that we will pay dividends on shares of Class A Common Stock, and, consequently, your ability to achieve a return on your investment will depend on appreciation, if any, in the market price of Class A Common Stock.

●	The Delaware General Corporation Law (“DGCL”) and our Second Amended and Restated Certificate of Incorporation (“Charter”) and Second Amended and Restated Bylaws (“Bylaws”) contain certain provisions, including anti-takeover provisions, that limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts that stockholders may consider favorable.

●	Our Charter designates the Court of Chancery of the State of Delaware and, to the extent enforceable, the federal district courts of the United States of America as the exclusive forums for substantially all disputes between us and our stockholders, which restricts our stockholders’ ability to choose the judicial forum for disputes with us or our directors, officers, or employees.

●	The exclusive forum clause set forth in the Warrant Agreement may have the effect of limiting an investor’s rights to bring legal action and could limit the investor’s ability to obtain a favorable judicial forum.

●	We are an emerging growth company and smaller reporting company, and we cannot be certain if the reduced reporting requirements applicable to emerging growth companies and smaller reporting companies will make our shares less attractive to investors.

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●	If our estimates or judgments relating to our critical accounting policies prove to be incorrect or financial reporting standards or interpretations change, our results of operations could be adversely affected.

●	The Warrants may never be in the money and they may expire worthless and therefore we may not receive cash proceeds from the exercise of the Warrants. The terms of the warrants may be amended in a manner adverse to a holder if holders of at least 50% of the then outstanding public warrants approve of such amendment.

●	We may redeem your unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Public Warrants worthless.

●	We may issue additional shares of Common Stock or Preferred Stock, including under our equity incentive plan. Any such issuances would dilute the interest of our stockholders and likely present other risks.

●	Sales of a substantial number of shares of Class A Common Stock in the public market pursuant to our effective registration statement could reduce the market price of Class A Common Stock.

●	If certain holders of the Class A Common Stock sell a significant portion of their securities, it may negatively impact the market price of the shares of the Class A Common Stock and such holders still may receive significant proceeds.

Risks Related to our Business and Industry

We have incurred significant operating losses in the past and may never achieve or maintain profitability.

We have incurred significant operating losses since our inception, including operating losses of $13.5 million, and $9.8 million, in the years ended December 31, 2024, and 2023, respectively. We expect our costs will increase substantially in the foreseeable future and our losses will continue as we expect to invest significant additional funds towards growing our business and operating as a public company and as we continue to invest in increasing our customer base, expanding our operations, hiring additional sales and other personnel, developing future products, and potentially acquiring complementary technology and businesses. These efforts may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenue sufficiently to offset these higher expenses. We are unable to accurately predict when, or if, we will be able to achieve profitability. Even if we achieve profitability in the future, we may not be able to sustain profitability in subsequent periods. To date, we have financed our operations principally from the sale of our equity, revenue from sales, and the incurrence of indebtedness. Our cash flow from operations was negative for the years ended December 31, 2024 and 2023, and we may not generate positive cash flow from operations in any given period. If we are not able to achieve or maintain positive cash flow in the long term, we may require additional financing, which may not be available on favorable terms or at all and/or which would be dilutive to our stockholders. If we are unable to successfully address these risks and challenges as we encounter them, our business may be harmed. Our failure to achieve or maintain profitability or positive cash flow could negatively impact the value of our Common Stock.

There is substantial doubt about our ability to continue as a going concern, and holders of our securities could suffer a total loss of their investment. We may need to raise additional capital to continue our operations. Such capital may not be available to us or may not be available at terms we deem acceptable, either of which could reduce our ability to compete and could negatively affect our business.

Management has concluded, and the report of our auditors included in this Annual Report on Form 10-K reflect, that there is substantial doubt about our ability to continue as a going concern within 12 months after the date of this Report. The reaction of investors to the inclusion of a going concern statement by management and our auditors and our potential inability to continue as a going concern may materially adversely affect the price of our publicly traded securities and our ability to raise new capital or enter into partnerships. If we are unable to continue as a going concern, we may have to liquidate our assets and may receive less than the value at which those assets are carried on our financial statements, and it is likely that investors will lose all or part of their investment. Further, the perception that we may be unable to continue as a going concern may impede our ability to pursue strategic opportunities or operate our business due to concerns regarding our ability to fulfill our contractual obligations. In addition, if there remains substantial doubt about our ability to continue as a going concern, investors or other financing sources may be unwilling to provide additional funding to us on commercially reasonable terms, or at all.

There can be no assurance that we will be able to achieve our forecast or to raise additional capital in sufficient amounts or on favorable terms, or at all. If we are unable to meet or exceed our forecast or raise adequate additional capital when required or in sufficient amounts or on terms acceptable to us, we may have to significantly reduce expenses, sell assets (potentially at a loss), cease operations altogether, pursue an acquisition of our company at a price that may result in up to a total loss on investment for our securityholders, file for bankruptcy or seek other protection from creditors, or liquidate all of our assets.

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We have a limited operating history with our current offerings, which makes it difficult to evaluate our current and future business prospects and increases the risk of your investment.

While we served our first customer in 2017 (operating as Legacy Banzai), we have significantly altered our product offerings over the past few years and our limited operating history with respect to our current product offerings makes it difficult to effectively assess or forecast our future prospects. Legacy Banzai was a marketing technology (“MarTech”) company that produced data-driven marketing and sales solutions for businesses of all sizes; in 2021, we acquired Demio, a webinar platform startup, and integrated Demio’s platform into our service offerings, and in 2023, we launched Boost, a tool used by Demio customers to enhance participation in their Demio webinars; since then, we have acquired additional products and services that differ from our original business. For example, in 2024 we acquired ClearDoc, Inc., d/b/a OpenReel, a video creation and management solution and in 2025 we acquired Vidello Ltd., a video hosting and marketing suite. You should consider our business and prospects in light of the risks and difficulties we encounter or may encounter. These risks and difficulties include our ability to cost-effectively acquire new customers, retain existing customers, and expand the scope of the platform we sell to new and existing customers. Furthermore, in pursuit of our growth strategy, we may enter into new partnerships to further penetrate our targeted markets and adoption of our solutions, but it is uncertain whether these efforts will be successful. If we fail to address the risks and difficulties that we may face, including those associated with the challenges listed above, our business, prospects, financial condition, and operating results may be materially and adversely harmed. It is difficult to predict our future revenues and appropriately budget for our expenses, and we have limited insight into trends that may emerge and affect our business. In the event that actual results differ from our estimates or we adjust our estimates in future periods, our operating results and financial position could be materially affected.

Our revenue growth rate depends on existing customers renewing and maintaining or expanding their subscriptions, and if we fail to retain our customers at current or expanded subscriptions, our business will be harmed.

Our customers have no obligation to renew their subscriptions for our product offerings after the expiration of their subscription periods. Our customers may not renew. Our renewal and reactivation rates may decline because of a number of factors, including, among other things, customer dissatisfaction, customers’ spending levels, decreased return on investment, increased competition, or pricing changes. If our customers do not renew their subscriptions or downgrade the products purchased under their subscriptions, our revenue may decline and our business may be harmed. We also face customer retention issues associated with mergers and acquisitions. Acquiring businesses and integrating acquired businesses presents significant business risk, including the risk of lost customers. In the past, we have seen varying customer renewal rates, and our forecast for future customer renewals may not materialize. Our future success also depends in part on existing customers expanding their subscriptions. If our efforts to sell upgrades to our customers are not successful, it may decrease our revenue growth rate.

If we are unable to attract new customers on a cost-effective basis, our business will be harmed.

To grow our business, we must continue to grow our customer base in a cost-effective manner. Increasing our customer base and achieving broader market acceptance of our product offerings will depend, to a significant extent, on our ability to effectively expand our sales and marketing activities. We may not be able to recruit qualified personnel, train them to perform, and achieve an acceptable level of sales production from them on a timely basis or at all. In addition, the cost to attract new customers may increase as we market our existing and new products to different market segments. If we are unable to maintain effective sales and marketing activities, our ability to attract new customers could be harmed, our sales and marketing expenses could increase substantially, and our business may be harmed. Further, to the extent there is a sustained general economic downturn and our customers and potential customers experience delays or reductions in general customer engagement technology spending, potential customers may be unwilling to take on the additional cost associated with adopting our product offerings as an alternative to their existing products or service providers, and if they choose to adopt our products, they may not purchase additional products and services in the future due to budget limitations.

If we fail to effectively manage our growth, our business, results of operations, and financial condition would likely be harmed.

We expect to continue to experience growth in our headcount and operations, which will continue to place significant demands on our management and our administrative, operational, and financial reporting resources. Our growth will require hiring additional employees and making significant expenditures, particularly in sales and marketing but also in our technology, professional services, finance, and administration teams. Our recent acquisitions also present significant business risk, including the risk of lost customers and revenue, and the risk of increased legal, management, and regulatory expenses. Our ability to effectively manage our growth will require the allocation of management and employee resources along with improvements to operational and financial controls and reporting procedures and systems. Our expenses may increase more than we plan, and we may fail to hire qualified personnel, expand our customer base, enhance our existing products, develop new products, integrate any acquisitions, satisfy the requirements of our existing customers, respond to competitive challenges, or otherwise execute our strategies. If we are unable to effectively manage our growth, our business, results of operations, and financial condition would likely be harmed.

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We may be unable to successfully execute on our growth initiatives, business strategies, or operating plans.

We are continually executing on growth initiatives, strategies, and operating plans designed to enhance our business and extend our existing and future offerings to address evolving needs. The anticipated benefits from these efforts are based on several assumptions that may prove to be inaccurate. Moreover, we may not be able to successfully complete these growth initiatives, strategies, and operating plans and realize all of the benefits, including growth targets and cost savings, that we expect to achieve, or it may be more costly to do so than we anticipate. A variety of risks could cause us not to realize some or all of the expected benefits. These risks include, among others, delays in the anticipated timing of activities related to such growth initiatives, strategies, and operating plans, increased difficulty and cost in implementing these efforts, including difficulties in complying with new regulatory requirements, the incurrence of other unexpected costs associated with operating our business, and lack of acceptance by our customers. Moreover, our continued implementation of these programs may disrupt our operations and performance. As a result, we cannot assure you that we will realize these benefits. If, for any reason, the benefits we realize are less than our estimates or the implementation of these growth initiatives, strategies, and operating plans adversely affect our operations or cost more or take longer to effectuate than we expect, or if our assumptions prove inaccurate, our business may be harmed.

Any forecasts, projections or outlook we may provide are based upon certain assumptions, analyses, and estimates. If these assumptions, analyses, or estimates prove to be incorrect or inaccurate, our actual results may differ materially from those forecasted or projected.

Any forecasts, projections or outlook, including projected annual recurring revenue, revenue growth, cost of goods sold, operating expense, gross margin, and anticipated organic and inorganic growth, are subject to significant uncertainty and are based on certain assumptions, analyses, and estimates, including with reference to third-party forecasts, any or all of which may prove to be incorrect or inaccurate. These may include assumptions, analyses, and estimates about future pricing, and future costs, all of which are subject to a wide variety of business, regulatory, and competitive risks and uncertainties. If these assumptions, analyses, or estimates prove to be incorrect or inaccurate, our actual results may differ materially from those forecasted or projected, and may adversely affect the value of our Common Stock.

If we fail to attract and retain qualified personnel, our business could be harmed.

Our success depends in large part on our ability to attract, integrate, motivate, and retain highly qualified personnel at a reasonable cost on the terms we desire, particularly sales and marketing personnel, software developers, and technical and customer support. Competition for skilled personnel, particularly in the technology industry, is intense and we may not be successful in attracting, motivating, and retaining needed personnel. We also may be unable to attract or integrate into our operations qualified personnel on the schedule we desire. We have from time to time experienced, and we expect to continue to experience, difficulty in attracting, integrating, motivating, and retaining highly qualified personnel, which could harm our business. In addition, dealing with the loss of the services of our executive officers or other key personnel and the process to replace any of our executive officers or other key personnel may involve significant time and expense, take longer than anticipated, and significantly delay or prevent the achievement of our business objectives, which may harm our business.

Our management team has a limited history working together operating the Company and, as a result, our past results may not be indicative of future operating performance.

We have a limited history working together operating the Company, which makes it difficult to forecast our future results. Our strategy of acquiring and integrating new operating businesses further compounds this risk. You should not rely on our past quarterly operating results as indicators of future performance. In addition, you should consider and evaluate our prospects in light of the risks and uncertainties frequently encountered by companies in rapidly evolving markets like ours, as well as the information included in this Report.

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We may not successfully develop or introduce new and enhanced products that achieve market acceptance, or successfully integrate acquired products or services with our existing products, and our business could be harmed and our revenue could suffer as a result.

Our ability to attract new customers and increase revenue from existing customers will likely depend upon the successful development, introduction, and customer acceptance of new and enhanced versions of our product offerings and on our ability to integrate any products and services that we may acquire, as well as our ability to add new functionality and respond to technological advancements. Moreover, if we are unable to expand our product offerings, our customers could migrate to competitors. Our business could be harmed if we fail to deliver new versions, upgrades, or other enhancements to our existing products to meet customer needs on a timely and cost-effective basis. Unexpected delays in releasing new or enhanced versions of our product offerings, or errors following their release, could result in loss of sales, delay in market acceptance, or customer claims against us, any of which could harm our business. The success of any new product depends on several factors, including timely completion, adequate quality testing, and market acceptance. We may not be able to develop new products successfully or to introduce and gain market acceptance of new solutions in a timely manner, or at all. If we are unable to develop new applications or products that address our customers’ needs, or to enhance and improve our product offerings in a timely manner, we may not be able to maintain or increase customer use of our products.

Our ability to introduce new products and features is dependent on adequate development resources. If we do not adequately fund our development efforts, we may not be able to compete effectively and our business and operating results may be harmed.

To remain competitive, we must continue to develop new product offerings, applications, features, and enhancements to our existing product offerings. Maintaining adequate development personnel and resources to meet the demands of the market is essential. If we are unable to develop our product offerings internally due to certain constraints, such as high employee turnover, lack of management ability, or a lack of other research and development resources, we may miss market opportunities. Further, many of our competitors expend a considerably greater amount of funds on their development programs, and those that do not may be acquired by larger companies that would allocate greater resources to our competitors’ development programs. Our failure to maintain adequate development resources or to compete effectively with the development programs of our competitors could materially adversely affect our business.

Our acquisitions of, and investments in, other businesses, products, or technologies may not yield expected benefits and our inability to successfully integrate acquisitions may negatively impact our business, financial condition, and results of operations.

In the past, we have pursued acquisitions of technology and expertise to enhance the products and services we offer. For example, in 2021, we acquired webinar platform startup Demio and integrated Demio’s platform into our service offerings. We anticipate that we will continue to make acquisitions of or investments in businesses, products, and technologies in the future. We may not realize the anticipated benefits, or any benefits, from our past or future acquisitions. In addition, if we finance acquisitions by incurring debt or by issuing equity or convertible or other debt securities, our then-existing stockholders may be diluted or we could face constraints related to the repayment of indebtedness. To the extent that the acquisition consideration is paid in the form of an earnout on future financial results, the success of such an acquisition will not be fully realized by us for a period of time as it is shared with the sellers. Further, if we fail to properly evaluate and execute acquisitions or investments, our business and prospects may be harmed and the value of your investment may decline. For us to realize the benefits of past and future acquisitions, we must successfully integrate the acquired businesses, products, or technologies with ours. Some of the challenges to successful integration of our acquisitions include:

●	unanticipated costs or liabilities resulting from our acquisitions;

●	retention of key employees from acquired businesses;

●	difficulties integrating acquired operations, personnel, technologies, or products;

●	diversion of management attention from existing business operations and strategy;

●	diversion of resources that are needed in other parts of our business, including integration of other acquisitions;

●	potential write-offs of acquired assets;

●	inability to maintain relationships with customers and partners of the acquired businesses;

●	difficulty of transitioning acquired technology and related infrastructures into our existing product offerings;

●	difficulty maintaining security and privacy standards of acquired technology consistent with our existing products;

●	potential financial and credit risks associated with the acquired businesses or their customers;

●	the need to implement internal controls, procedures, and policies at the acquired companies;

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●	the need to comply with additional laws and regulations applicable to the acquired businesses; and

●	the income and indirect tax impacts of any such acquisitions.

Our failure to address these risks or other problems encountered in connection with our past or future acquisitions and investments could cause us to fail to realize the anticipated benefits of such acquisitions or investments and negatively impact our business, financial condition, and results of operations.

We may not be able to find attractive targets for future acquisitions.

Our strategy of growing by acquiring and integrating businesses may prove to be more challenging due to market conditions including lack of attractive acquisition targets, challenges financing acquisitions, challenges negotiating acceptable terms for acquisitions, and challenges working with present management of newly acquired businesses. There is no guarantee we will be able to make future acquisitions or if we do, that we will be able to successfully integrate them into our other product offerings, or will be operated effectively under new management. This could adversely impact our business and our stock price.

We face significant competition from both established and new companies offering marketing, sales, and engagement software and other related applications, as well as internally developed software, which may harm our ability to add new customers, retain existing customers, and grow our business.

The marketing, sales, customer service, operations, and engagement software market is evolving, highly competitive, and significantly fragmented. With the introduction of new technologies and the potential entry of new competitors into the market, we expect competition to persist and intensify in the future, which could harm our ability to increase sales, maintain or increase renewals, and maintain our prices.

We face intense competition from other software companies that develop marketing, sales, customer service, operations, and engagement management software and from marketing services companies that provide interactive marketing services. Competition could significantly impede our ability to sell subscriptions to our products on terms favorable to us. Our current and potential competitors may develop and market new technologies that render our existing or future products less competitive or obsolete. In addition, if these competitors develop products with similar or superior functionality to our platform, we may need to decrease the prices or accept less favorable terms for our platform subscriptions in order to remain competitive. If we are unable to maintain our pricing due to competitive pressures, our margins will be reduced and our operating results will be negatively affected.

Our competitors include:

●	Adobe, Vimeo, Zoom, and GoToWebinar with respect to video platforms;

●	Mailchimp and Constant Contact with respect to email marketing; and

●	Marketo, Hubspot, and Braze with respect to marketing automation platforms.

We compete across five distinct categories within the B2B (as defined below) MarTech landscape: digital events and webinars, demand generation, creative development, engagement platforms and marketing automation, and measurement and attribution. Our current and potential competitors within any or all of such categories may have significantly more financial, technical, marketing, and other resources than we have, be able to devote greater resources to the development, promotion, sale, and support of their products and services, may have more extensive customer bases and broader customer relationships than we have, and may have longer operating histories and greater name recognition than we have. As a result, these competitors may respond faster to new technologies and undertake more extensive marketing campaigns for their products. In a few cases, these vendors may also be able to offer additional software at little or no additional cost by bundling it with their existing suite of applications. To the extent any of our competitors has existing relationships with potential customers for either marketing software or other applications, those customers may be unwilling to purchase our products because of their existing relationships with our competitor. If we are unable to compete with such companies, the demand for our product offerings could substantially decline.

In addition, if one or more of our competitors were to merge or partner with another of our competitors, our ability to compete effectively could be adversely affected. Our competitors may also establish or strengthen cooperative relationships with our current or future strategic distribution and technology partners or other parties with whom we have relationships, thereby limiting our ability to promote and implement our product offerings. We may not be able to compete successfully against current or future competitors, and competitive pressures may harm our business.

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Our business, results of operations, and financial condition may fluctuate on a quarterly and annual basis, which may result in a decline in our stock price if such fluctuations result in a failure to meet any projections that we may provide or the expectations of securities analysts or investors.

Our operating results have in the past and could in the future vary significantly from quarter-to-quarter and year-to-year and may fail to match our past performance, our projections, or the expectations of securities analysts because of a variety of factors, many of which are outside of our control and, as a result, should not be relied upon as an indicator of future performance. As a result, we may not be able to accurately forecast our operating results and growth rate. Any of these events could cause the market price of Common Stock to fluctuate. Factors that may contribute to the variability of our operating results include:

●	our ability to attract new customers and retain existing customers;

●	the financial condition of our current and potential customers;

●	changes in our sales and implementation cycles;

●	introductions and expansions of our product offerings, offerings, or challenges with their introduction;

●	changes in our pricing or fee structures or those of our competitors;

●	the timing and success of new offering introductions by us or our competitors or any other change in the competitive landscape of our industry;

●	increases in operating expenses that we may incur to grow and expand our operations and to remain competitive;

●	our ability to successfully expand our business;

●	breaches of information security or privacy;

●	changes in stock-based compensation expenses;

●	the amount and timing of operating costs and capital expenditures related to the expansion of our business;

●	adverse litigation judgments, settlements, or other litigation-related costs;

●	the cost and potential outcomes of ongoing or future regulatory investigations or examinations, or of future litigation;

●	changes in our effective tax rate;

●	our ability to make accurate accounting estimates and appropriately recognize revenue for our existing and future offerings;

●	changes in accounting standards, policies, guidance, interpretations, or principles;

●	instability in the financial markets;

●	general economic conditions, both domestic and international;

●	volatility in the global financial markets;

●	political, economic, and social instability, including terrorist activities and outbreaks of public health threats, such as coronavirus, influenza, or other highly communicable diseases or viruses, and any disruption these events may cause to the global economy; and

●	changes in business or macroeconomic conditions.

The impact of one or more of the foregoing and other factors may cause our operating results to vary significantly. As such, we believe that quarter-to-quarter and year-to-year comparisons of our operating results may not be meaningful and should not be relied upon as an indication of future performance.

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Because we recognize revenue from subscriptions for our product offerings over the terms of the subscriptions, our financial results in any period may not be indicative of our financial health and future performance.

We generally recognize revenue from subscription fees paid by customers ratably over the terms of their subscription agreements. As a result, most of the subscription revenue we report in each quarter is the result of agreements entered into during previous quarters. Consequently, a decline in new or renewed subscriptions in any one quarter will not be fully reflected in our revenue results for that quarter. Any such decline, however, will negatively affect our revenue in future quarters. Our subscription model also makes it difficult for us to rapidly increase our revenue through additional sales in any period, as subscription revenue from new customers must be recognized over the applicable subscription terms.

Our sales cycle can be lengthy and unpredictable, which may cause our operating results to vary significantly.

Our sales cycle, which is the time between initial contact with a potential new customer and the ultimate sale to that customer, is often lengthy and unpredictable. Potential new customers typically spend significant time and resources evaluating product offering solutions, which requires us to expend substantial time, effort, and money educating them about the value of our platform. Accordingly, it is difficult for us to forecast when or if a sale will close or the size of any specific sales to new customers. In addition, customers may delay their purchases from one quarter to another as they wait for us to develop new features, assess their budget constraints, or forecast future business activity. Any delay in closing, or failure to close, sales in a particular quarter or year could significantly harm our projected growth rates and could cause our operating results to vary significantly.

Covenant restrictions in our existing or future debt instruments may limit our flexibility to operate and grow our business, and if we are not able to comply with such covenants or pay amounts when due, our lenders could accelerate our indebtedness, proceed against certain collateral or exercise other remedies, which could have a material adverse effect on us.

On February 19, 2021, we entered into the Loan Agreement with CP BF. The Loan Agreement contains a number of provisions that impose operating and financial restrictions which, subject to certain exceptions, limit our ability to, among other things: incur additional indebtedness, pay dividends or make distributions or redeem or repurchase our securities, make certain investments, grant liens on assets, sell or dispose of any material assets; and acquire the assets of, or merge or consolidate with, other companies. Additionally, the Loan Agreement contains affirmative covenants that require to us take, and have taken by certain dates, specific actions, some of which have not been satisfied. As a result, on August 24, 2023, we entered into the Original Forbearance Agreement, as amended by the Forbearance Amendment dated as of December 14, 2023, under which we acknowledged that we were in default of several obligations and such holder acknowledged such defaults and agreed, subject to certain conditions, not to exercise any right or remedy under the Loan Agreement, including its right to accelerate the aggregate amount outstanding under the Loan Agreement, until June 14, 2024.

Complying with these covenants, as well as those that may be contained in any future debt agreements, may limit our ability to finance our future operations or working capital needs or to take advantage of future business opportunities. Our ability to comply with these covenants will depend on our future performance, which may be affected by events beyond our control. If we do not maintain and regain compliance with our continuing obligations or any covenants, terms and conditions of the Loan Agreement, after the expiration of the Forbearance Agreement, we could be in default and required to repay outstanding borrowings on an accelerated basis, which could subject us to decreased liquidity and other negative impacts on our business, results of operations and financial condition. In the case of an event of default, we may not have sufficient funds available to make the required payments under the Loan Agreement and may not be able to borrow sufficient funds to refinance the Loan Agreement. Even if new financing is available, it may not be on terms that are acceptable to us. If we are unable to repay amounts owed under the terms of the Loan Agreement, our Lender may choose to exercise its remedies in respect to the collateral, including a foreclosure of their lien (which may result in a sale of certain of our assets to satisfy our obligations under the Loan Agreement or ultimately in a bankruptcy or liquidation). The foregoing would materially and adversely affect the ongoing viability of our business.

The impacts of geopolitical, macroeconomic, and market conditions, including pandemics, epidemics and other public health crises, have had, and may continue to have, a significant effect on our industry, which in turn affects how we and our customers are operating our respective businesses. Our business is susceptible to declines or disruptions in the demand for meetings and events, including those due to economic downturns, natural disasters, geopolitical upheaval, and global pandemics.

The macroeconomic impacts of geopolitical events, such as pandemics, inflation, labor shortages, lack of access to capital, lack of consumer confidence, supply chain disruptions, and market volatility can pose risks to our and our customers’ business. Uncertainty about the duration of these negative macroeconomic conditions have impacted fiscal and monetary policy, including increases in interest rates, increased labor costs, and decreased corporate and consumer spending. The effects from a broadening or protracted extension of these conditions could result in a decrease in overall economic activity, hinder economic growth, or cause a recession in the United States or in the global economy. We sell our products throughout the United States, as well as in several international countries, commercial and non-profit customers. As a result, our business may be harmed by factors in the United States and other countries such as disruptions in financial markets; reductions in spending, or downturns in economic activity in specific countries or regions, or in the various industries in which we operate; social, political, or labor conditions in specific countries or regions; or adverse changes in the availability and cost of capital, interest rates, tax rates, or regulations. Further economic weakness and uncertainty may result in significantly decreased spending on our event marketing and management solutions, which may adversely affect harm our business.

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Our business depends on discretionary corporate spending. Negative macroeconomic conditions may adversely affect our customers’ businesses and reduce our customers’ operating expense budgets, which could result in reduced demand for our product offerings or cancellations, increased demands for pricing accommodations or higher rates of delays in collection of, or losses on, our accounts receivable, which could adversely affect our results of operations and financial position. During periods of economic slowdown and recession, consumers have historically reduced their discretionary spending, and our ability to sign new customers, and to upsell to and renew contracts with our existing customers may be significantly impacted. Additionally, challenging economic conditions also may impair the ability of our customers to pay for products and services they have purchased. As a result, our cash flow may be negatively impacted and our allowance for credit losses and write-offs of accounts receivable may increase. If we are unable to offset any decrease in revenue by increasing sales to new or existing customers, or otherwise offset higher costs through price increases, our revenue may decline. The extent to which the ongoing impacts of these negative macroeconomic conditions will impact our business, results of operations, and financial position is uncertain and will depend on political, social, economic, and regulatory factors that are outside of our control, including actions that may be taken by regulators and businesses (including our customers) in response to the macroeconomic uncertainty. Our business and financial performance may be unfavorably impacted in future periods if a significant number of our customers are unable to continue as viable businesses or they significantly reduce their operating budgets, or if there is a reduction in business confidence and activity, a decrease in government, corporate and consumer spending, or a decrease in growth in the overall market, among other factors.

Our business and financial performance are affected by the health of the worldwide meetings and events industry. Meetings and events are sensitive to business-related discretionary spending levels and tend to grow more slowly or even decline during economic downturns. Decreased expenditures by marketers and participants could also result in decreased demand for our product offerings, thereby causing a reduction in our sales. The impact of economic slowdowns on our business is difficult to predict, but has and may continue to result in reductions in events and our ability to generate revenue.

Cybersecurity and data security breaches and ransomware attacks may create financial liabilities for us, damage our reputation, and harm our business.

Our customers provide us with information that our solutions store, some of which is confidential information. In addition, we store personal information about our employees. We have security systems and information technology infrastructure designed to protect against unauthorized access to such information and money, but we may not be successful in protecting against all security breaches and cyber-attacks. Threats to and breaches of our information technology security can take various forms, including viruses, worms, ransomware, and other malicious software programs, or actions or omissions by an employee. Significant cybersecurity or data security breaches could result in the loss of business, litigation, regulatory investigations, loss of customers, and penalties that could damage our reputation and adversely affect the growth of our business.

In some cases, we must rely on the safeguards put in place by third parties to protect against security threats. These third parties, including vendors that provide products and services for our operations and our network of business application providers, could also be a source of security risk to us in the event of a failure of their own security systems and infrastructure, whether unintentionally or through a malicious backdoor. We do not review the software code included in third-party integrations in all instances.

Because the techniques used to obtain unauthorized access, sabotage systems, or otherwise access data and/or data backups change frequently and generally are not recognized until launched against a target, we or these third parties have been and, in the future, may be unable to anticipate these techniques or to implement adequate preventative measures. With the increasing frequency of cyber-related frauds to obtain inappropriate payments, we need to ensure our internal controls related to authorizing the transfer of funds are adequate. We may also be required to expend resources to remediate cyber-related incidents or to enhance and strengthen our cyber security. Any of these occurrences could create liability for us, put our reputation in jeopardy, and harm our business.

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Privacy and data security laws and regulations could impose additional costs and reduce demand for our solutions.

We store and transmit personal information relating to our employees, customers, prospective customers, and other individuals, and our customers use our technology platform to store and transmit a significant amount of personal information relating to their customers, vendors, employees, and other industry participants. Federal, state, and foreign government bodies and agencies have adopted, and are increasingly adopting, laws and regulations regarding the collection, use, processing, storage, and disclosure of personal or identifying information obtained from customers and other individuals. These obligations have and will likely continue to increase the cost and complexity of delivering our services.

In addition to government regulation, privacy advocates and industry groups may propose various self-regulatory standards that may legally or contractually apply to our business. As new laws, regulations, and industry standards take effect, and as we offer new services in new markets, market segments and, potentially, new industries, we will need to understand and comply with various new requirements, which may impede our plans for growth or result in significant additional costs. These laws, regulations, and industry standards have had, and will likely continue to have, negative effects on our business, including by increasing our costs and operating expenses, and/or delaying or impeding our deployment of new or existing core functionality. Failure to comply with these laws, regulations, and industry standards could result in negative publicity, subject us to fines or penalties, expose us to litigation, or result in demands that we modify or cease existing business practices. Furthermore, privacy and data security concerns may cause our customers’ customers, vendors, employees, and other industry participants to resist providing the personal information necessary to allow our customers to use our applications effectively, which could reduce overall demand for our product offerings. Any of these outcomes could harm our business.

Our product offerings, solutions, and internal systems, as well as external internet infrastructure, may be subject to disruption that could harm our reputation and future sales or result in claims against us.

Because our operations involve delivering engagement solutions to our customers through a cloud-based software platform, our continued growth depends in part on the ability of our platform and related computer equipment, third-party data centers, infrastructure, and systems to continue to support our product offerings. In addition, in delivering our products to customers, we are reliant on internet infrastructure limitations. In the past, we have experienced temporary and limited platform disruptions, outages in our product functionality, and degraded levels of performance due to human and software errors, file corruption, and first and third-party capacity constraints associated with the number of customers accessing our products simultaneously. While our past experiences have not materially impacted us, in the future we may face more extensive disruptions, outages, or performance problems. In addition, malicious third parties may also conduct attacks designed to sabotage, impede the performance, or temporarily deny customers access to, our product offerings. If an actual or perceived disruption, outage, performance problem, or attack occurs, it could harm our reputation and the market perception of our product offerings; divert the efforts of our technical and management personnel; impair our ability to operate our business; cause us to lose customer information; or harm our customers’ businesses. Any of these events may increase non-renewals, limit our ability to acquire new customers, result in delayed or withheld payments from customers, or result in claims against us.

Undetected defects in our product offerings could harm our reputation or decrease market acceptance of our product offerings, which would harm our business and results of operations.

Our product offerings may contain undetected defects, such as errors or bugs. We have experienced such defects in the past in connection with new solutions and solution upgrades, and we expect that such defects may be found from time to time in the future. Despite testing by us, defects may not be found in our product offerings until they are deployed to or used by our customers. In the past, we have discovered software defects in our product offerings after they have been deployed to customers.

Defects, disruptions in service, or other performance problems may damage our customers’ business and could hurt our reputation. We may be required, or may choose, for customer relations or other reasons, to expend additional resources to correct actual or perceived defects in our product offerings. If defects are detected or perceived to exist in our product offerings, we may experience negative publicity, loss of competitive position, or diversion of the attention of our key personnel; our customers may delay or withhold payment to us or elect not to renew their subscriptions; other significant customer relations problems may arise; or we may be subject to liability claims for damages. A material liability claim or other occurrence that harms our reputation or decreases market acceptance of our product offerings may harm our business and results of operations.

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We rely on internet infrastructure, bandwidth providers, data center providers, other third parties, and our own systems for providing solutions to our customers, and any failure or interruption in the services provided by these third parties or our own systems could expose us to litigation and negatively impact our relationships with customers, adversely affecting our brand and our business.

Our ability to deliver our solutions is dependent on the development and maintenance of the infrastructure of the Internet and other telecommunications services by third parties. We currently host our technology platform, serve our customers and members, and support our operations primarily using third-party data centers and telecommunications solutions, including cloud infrastructure services such as Amazon Web Services (“AWS”) and Google Cloud. We do not have control over the operations of the facilities of our data center providers, AWS, or Google Cloud. These facilities are vulnerable to damage or interruption from earthquakes, hurricanes, floods, fires, cyber security attacks, terrorist attacks, power losses, telecommunications failures, and other events. The occurrence of a natural disaster or an act of terrorism, a decision to close the facilities without adequate notice, or other unanticipated problems could result in lengthy interruptions in our product offerings. The facilities also could be subject to break-ins, computer viruses, sabotage, intentional acts of vandalism, and other misconduct. Any errors, failures, interruptions, or delays experienced in connection with these third-party technologies and information services or our own systems could negatively impact our relationships with customers and harm our business and could expose us to third-party liabilities.

For some of these services, we may not maintain redundant systems or facilities. Our technology platform’s continuing and uninterrupted performance is critical to our success. Members may become dissatisfied by any system failure that interrupts our ability to provide our solutions to them. We may not be able to easily switch our AWS and Google Cloud operations to another cloud service provider if there are disruptions or interference with our use of AWS or Google Cloud. Sustained or repeated system failures would reduce the attractiveness of our technology platform to customers and members and result in contract terminations, thereby reducing revenue. Moreover, negative publicity arising from these types of disruptions could damage our reputation and may adversely impact use of our existing and future offerings. We may not carry sufficient business interruption insurance to compensate us for losses that may occur as a result of any events that cause interruptions in our service. Neither our third-party data and call center providers nor AWS or Google Cloud have an obligation to renew their agreements with us on commercially reasonable terms, or at all. If we are unable to renew our agreements with these providers on commercially reasonable terms, if our agreements with our providers are prematurely terminated, or if in the future we add additional data or call center providers or cloud service providers, we may experience costs or downtime in connection with the transfer to, or the addition of, new providers. If these providers were to increase the cost of their services, we may have to increase the price of our existing and future offerings. Any such increased costs or pricing may have a negative effect on our customer relationships and may adversely affect our business and results of operations.

If we fail to effectively maintain and enhance our brands, our business may suffer.

We believe that continuing to strengthen our brands will be critical to achieving widespread acceptance of our product offerings and will require continued focus on active marketing efforts. Our brand awareness efforts will require continued investment across our business, particularly as we introduce new solutions that we develop or acquire and as we continue to expand in new markets. Brand promotion activities may not yield increased revenue, and even if they do, any increased revenue may not offset the expenses incurred in building our brand. If we fail to promote and maintain our brands, or if we incur substantial expense in an unsuccessful attempt to promote and maintain our brand, our business could be harmed.

Any failure to offer high-quality customer support services could adversely affect our relationships with our customers and our operating results.

Our customers depend on our support to assist with their needs. We may be unable to accurately predict our customers’ demand for services or respond quickly enough to accommodate short-term increases in customer or member demand for services. Increased customer demand for our product offerings, without a corresponding increase in productivity or revenue, could increase costs and adversely affect our operating results. Any failure to maintain high-quality customer support, or a market perception that we do not maintain high-quality customer support, could adversely affect our reputation, our ability to sell our product offerings to existing and prospective customers, our relationships with third parties and our ability to form new partnerships, and our business and operating results.

Our ability to use our net operating loss to offset future taxable income may be subject to certain limitations.

We have incurred substantial losses during our history and do not expect to become profitable in the near future and may never achieve profitability. Under current U.S. federal income tax law, unused losses for the tax year ended December 31, 2017 and prior tax years will carry forward to offset future taxable income, if any, until such unused losses expire, and unused federal losses generated after December 31, 2017 will not expire and may be carried forward indefinitely, but will be only deductible to the extent of 80% of current year taxable income in any given year. Many states have similar laws.

In addition, both current and future unused net operating loss (“NOL”) carryforwards and other tax attributes may be subject to limitation under Sections 382 and 383 of the Code, if a corporation undergoes an “ownership change,” generally defined as a greater than 50 percentage point change (by value) in equity ownership by certain stockholders over a rolling three-year period. Additional ownership changes in the future could result in additional limitations on our NOL carryforwards. Consequently, even if we achieve profitability, we may not be able to utilize a material portion of our NOL carryforwards and other tax attributes, which could have a material adverse effect on cash flow and results of operations.

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We may need to make significant investments in software development and equipment to improve our business.

To improve the scalability, security, performance, efficiency, availability, and failover aspects of our product offerings, and to support the expansion of our product offerings and stay competitive, we may need to make significant capital equipment expenditures and also invest in additional software and infrastructure development. If we experience increasing demand in subscriptions, we may not be able to augment our infrastructure quickly enough to accommodate such increasing demand. To reach the goal of supporting the increasing demand, we will need additional capital to make the investments in software development and equipment either through operations or through financing. Additionally, we are continually updating our software, creating expenses for us. We may also need to review or revise our software architecture and user experience as we grow, which may require significant resources and investments. Any of these factors could negatively impact our business and results of operations.

Adverse litigation results could have a material adverse impact on our business.

We are, have been, and may be involved in regulatory and government investigations and other proceedings, involving competition, intellectual property, data security and privacy, bankruptcy, tax and related compliance, labor and employment, commercial disputes, and other matters. Such claims, suits, actions, regulatory and government investigations, and other proceedings can impose a significant burden on management and employees, could prevent us from offering one or more of our products, services, or features to customers, could require us to change our technology or business practices, or could result in monetary damages, fines, civil or criminal penalties, reputational harm, or other adverse consequences. Adverse outcomes in some or all of these claims may result in significant monetary damages or injunctive relief that could adversely affect our ability to conduct our business. Litigation and other claims are subject to inherent uncertainties and management’s view of the materiality or likely outcome of any such matters may change in the future. A material adverse impact in our consolidated financial statements could occur for the period in which the effect of an unfavorable outcome becomes probable and reasonably estimable.

Failure to protect or enforce our intellectual property rights could harm our business and results of operations.

To establish and protect our proprietary rights, we rely on a combination of trademarks and trade secrets, including know-how, license agreements, confidentiality procedures, non-disclosure agreements with third parties, employee disclosure and invention assignment agreements, and other contractual rights. As of December 31, 2024, we held three registered trademarks in the United States: “Banzai”, “Demio” and “OpenReel”. We believe that our intellectual property is an essential asset of our business. If we do not adequately protect our intellectual property, our brand and reputation could be harmed and competitors may be able to use our technologies and erode or negate any competitive advantage we may have, which could harm our business, negatively affect our position in the marketplace, limit our ability to commercialize our technology, and delay or render impossible our achievement of profitability. A failure to protect our intellectual property in a cost-effective and meaningful manner could have a material adverse effect on our ability to compete. We regard the protection of our intellectual property as critical to our success.

We strive to protect our intellectual property rights by relying on federal, state, and common law rights and other rights provided under foreign laws. These laws are subject to change at any time and could further restrict our ability to protect or enforce our intellectual property rights. In addition, the existing laws of certain foreign countries in which we operate may not protect our intellectual property rights to the same extent as do the laws of the United States.

We generally enter into confidentiality and invention assignment agreements with our employees and contractors, and confidentiality agreements with other parties, with whom we conduct business in order to limit access to, and disclosure and use of, our proprietary information. However, we may not be successful in executing these agreements with every party who has access to our confidential information or contributes to the development of our intellectual property.

The agreements that we execute may be breached, and we may not have adequate remedies for any such breach. These contractual arrangements and the other steps we have taken to protect our intellectual property may not prevent the misappropriation of our intellectual property or deter independent development of similar intellectual property by others.

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Obtaining and maintaining effective intellectual property rights is expensive, including the costs of monitoring unauthorized use of our intellectual property and defending our rights. We make business decisions about when to seek patent protection for a particular technology and when to rely upon trade secret protection, and the approach we select may ultimately prove to be inadequate. We strive to protect certain of our intellectual property rights through filing applications for trademarks, patents, and domain names in a number of jurisdictions, a process that is expensive and may not be successful in all jurisdictions. However, there is no assurance that any resulting patents or other intellectual property rights will adequately protect our intellectual property, or provide us with any competitive advantages. Moreover, we cannot guarantee that any of our pending patent or trademark applications will issue or be approved. Even where we have intellectual property rights, they may later be found to be unenforceable or have a limited scope of enforceability. In addition, we may not seek to pursue such protection in every jurisdiction. The United States Patent and Trademark Office also requires compliance with a number of procedural, documentary, fee payment, and other similar provisions during the patent application process and after a patent has issued. Noncompliance with such requirements and processes may result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. In such an event, our competitors might be able to develop and commercialize substantially similar and competing applications, which would harm our business.

We believe it is important to maintain, protect, and enhance our brands. Accordingly, we pursue the registration of domain names and our trademarks and service marks in the United States. Third parties may challenge our use of our trademarks, oppose our trademark applications, or otherwise impede our efforts to protect our intellectual property in certain jurisdictions. In the event that we are unable to register our trademarks in certain jurisdictions, we could be forced to rebrand our solutions, which would result in loss of brand recognition and could require us to devote resources to advertising and marketing new brands. Our competitors and others could also attempt to capitalize on our brand recognition by using domain names or business names similar to ours. Domain names similar to ours have been registered in the United States and elsewhere. We may be unable to prevent third parties from acquiring or using domain names and other trademarks that infringe on, are similar to, or otherwise decrease the value of, our brands, trademarks, or service marks. We also may incur significant costs in enforcing our trademarks against those who attempt to imitate our brand and other valuable trademarks and service marks.

In order to protect our intellectual property rights, we may be required to spend significant resources to monitor and protect these rights. We may not be able to detect infringement or unauthorized use of our intellectual property rights, and defending or enforcing our intellectual property rights, even if successfully detected, prosecuted, enjoined, or remedied, could result in the expenditure of significant financial and managerial resources. Litigation has in the past and may be necessary in the future to enforce our intellectual property rights, protect our proprietary rights, or determine the validity and scope of proprietary rights claimed by others. Any litigation of this nature, regardless of outcome or merit, could result in substantial costs and diversion of management and technical resources, any of which could harm our business. Furthermore, our efforts to enforce our intellectual property rights may be met with defenses, counterclaims, countersuits, and adversarial proceedings such as oppositions, inter partes review, post-grant review, re-examination, or other post-issuance proceedings, that attack the validity and enforceability of our intellectual property rights. An adverse determination of any litigation proceeding could adversely affect our ability to protect the intellectual property associated with our product offerings. Further, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of our confidential or sensitive information could be compromised by disclosure in the event of litigation. In addition, during the course of litigation there could be public announcements of the results of hearings, motions, or other interim proceedings or developments. If securities analysts or investors perceive these results to be negative, it could have a substantial adverse effect on the price of Common Stock. If we fail to maintain, protect, and enhance our intellectual property rights, our business may be harmed and the market price of Common Stock could decline.

Our competitors also may independently develop similar technology that does not infringe on or misappropriate our intellectual property rights. The laws of some foreign countries may not be as protective of intellectual property rights as those in the United States, and mechanisms for enforcement of intellectual property rights may be inadequate. Effective patent, trademark, copyright, and trade secret protection may not be available to us in every country in which our solutions or technology are developed. Further, legal standards relating to the validity, enforceability, and scope of protection of intellectual property rights are uncertain. The laws in the United States and elsewhere change rapidly, and any future changes could adversely affect us and our intellectual property. Our failure to meaningfully protect our intellectual property could result in competitors offering solutions that incorporate our most technologically advanced features, which could seriously reduce demand for existing and future offerings.

Third parties may initiate legal proceedings alleging that we are infringing or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could harm our business.

Our success depends in part on our ability to develop and commercialize our offerings and use our proprietary technology without infringing the intellectual property or proprietary rights of third parties. Intellectual property disputes can be costly to defend and may cause our business, operating results, and financial condition to suffer. As the MarTech industry in the United States expands and more patents are issued, the risk increases that there may be patents issued to third parties that relate to our offerings and technology of which we are not aware or that we must challenge to continue our operations as currently contemplated. Whether merited or not, we may face allegations that we, our partners, our licensees, or parties indemnified by us have infringed or otherwise violated the patents, trademarks, copyrights, or other intellectual property rights of third parties. Such claims may be made by competitors seeking to obtain a competitive advantage or by other parties.

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Additionally, in recent years, individuals and groups have begun purchasing intellectual property assets for the purpose of making claims of infringement and attempting to extract settlements from companies like ours. We may also face allegations that our employees have misappropriated the intellectual property or proprietary rights of their former employers or other third parties. It may in the future be necessary for us to initiate litigation to defend ourselves in order to determine the scope, enforceability, and validity of third-party intellectual property or proprietary rights, or to establish our respective rights. Regardless of whether claims that we are infringing patents or other intellectual property rights have merit, such claims can be time-consuming, divert management’s attention and financial resources, and can be costly to evaluate and defend. Results of any such litigation are difficult to predict and may require us to stop commercializing or using our solutions or technology, obtain licenses, modify our solutions and technology while we develop non-infringing substitutes, or incur substantial damages, settlement costs, or face a temporary or permanent injunction prohibiting us from marketing or providing the affected solutions. If we require a third-party license, it may not be available on reasonable terms or at all, and we may have to pay substantial royalties, upfront fees, or grant cross-licenses to intellectual property rights for our solutions. We may also have to redesign our solutions so that they do not infringe third-party intellectual property rights, which may not be possible or may require substantial monetary expenditures and time, during which our technology and solutions may not be available for commercialization or use. Even if we have an agreement to indemnify us against such costs, the indemnifying party may be unable to uphold its contractual obligations. If we cannot or do not obtain a third-party license to the infringed technology, license the technology on reasonable terms, or obtain similar technology from another source, our revenue and earnings could be adversely impacted.

From time to time, we have been and may be subject to legal proceedings and claims in the ordinary course of business with respect to intellectual property. Some third parties may be able to sustain the costs of complex litigation more effectively than we can because they have substantially greater resources. Even if resolved in our favor, litigation or other legal proceedings relating to intellectual property claims may cause us to incur significant expenses and could distract our technical and management personnel from their normal responsibilities. In addition, there could be public announcements of the results of hearings, motions, or other interim proceedings or developments, and if securities analysts or investors perceive these results to be negative, it could have a material adverse effect on the price of Common Stock. Moreover, any uncertainties resulting from the initiation and continuation of any legal proceedings could have a material adverse effect on our ability to raise the funds necessary to continue our operations. Assertions by third parties that we violate their intellectual property rights could therefore harm our business.

Our use of open source software could adversely affect our ability to offer our solutions and subject us to possible litigation.

We use open source software in connection with our existing offerings and may continue to use open source software in connection with our future offerings. Some of these licenses contain requirements that we make available source code for modifications or derivative works we create based upon the open source software, and that we license such modifications or derivative works under the terms of a particular open source license or other license granting third-parties certain rights of further use. By the terms of certain open source licenses, we could be required to release the source code of our proprietary software and to make our proprietary software available under open source licenses, if we combine and/or distribute our proprietary software with open source software in certain manners. Although we monitor our use of open source software, we cannot be sure that all open source software is reviewed prior to use in our proprietary software, that our programmers have not incorporated open source software into our proprietary software, or that they will not do so in the future. Additionally, the terms of many open source licenses to which we are subject have not been interpreted by U.S. or foreign courts.

There is a risk that open source software licenses could be construed in a manner that imposes unanticipated conditions or restrictions on our ability to provide our existing and future offerings to our customers and members. In addition, the terms of open source software licenses may require us to provide software that we develop using such open source software, to others, including our competitors, on unfavorable license terms. As a result of our current or future use of open source software, we may face claims or litigation, be required to release our proprietary source code, pay damages for breach of contract, re-engineer our technology, discontinue sales in the event re-engineering cannot be accomplished on a timely basis, or take other remedial action that may divert resources away from our development efforts, any of which could harm our business.

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Risks Related to Ownership of Our Securities

In order to support the growth of our business and repay our indebtedness, we will need to seek capital through new equity or debt financings or incur additional indebtedness under our credit facilities, which sources of additional capital may not be available to us on acceptable terms or at all.

Our operations have consumed substantial amounts of cash since inception, and we intend to continue to make significant investments to support our business growth, respond to business challenges or opportunities, develop new applications and solutions, enhance our existing product offerings, enhance our operating infrastructure, and acquire complementary businesses and technologies. For the years ended December 31, 2024 and 2023, Legacy Banzai’s net cash used in operating activities was $9.6 million and $1.6 million, respectively. As of December 31, 2024 and 2023, Legacy Banzai had $1.1 million and $2.1 million of cash, respectively, which were held for working capital purposes. As of December 31, 2024 and 2023, Legacy Banzai had borrowings of $8.9 million and $16.2 million, respectively, outstanding under its term loans and promissory notes.

Our future capital requirements may be significantly different from previous estimates and will depend on many factors, including the need to:

●	finance unanticipated working capital requirements;

●	develop or enhance our technological infrastructure and our existing product offerings;

●	fund strategic relationships, including joint ventures and co-investments;

●	fund additional implementation engagements;

●	respond to competitive pressures; and

●	acquire complementary businesses, technologies, products, or services.

Accordingly, we may need to engage in equity or debt financing to secure additional funds. We entered into the SEPA with an entity managed by Yorkville to provide liquidity to us after the Business Combination, but there can be no guarantee that we will be able to affect any advances under the SEPA or to secure additional financing on favorable terms, or at all. To the extent that cash on hand and cash generated from operations are not sufficient to fund capital requirements, or if we do not meet the conditions to sell shares to Yorkville under the SEPA, we may require proceeds from asset sales, additional debt, equity financing, or alternative financing structures. Additional financing may not be available on favorable terms, or at all.

If we raise additional funds through further issuances of equity or convertible debt securities, including shares of Common Stock issued in connection with advances under the SEPA or upon exercise of the GEM Warrant (as defined below), our existing stockholders could suffer significant dilution, and any new equity securities we issue could have rights, preferences, and privileges superior to those of holders of shares of our Common Stock. Any debt financing secured by us in the future could involve additional restrictive covenants relating to our capital-raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. In addition, during times of economic instability, it has been difficult for many companies to obtain financing in the public markets or to obtain debt financing, and we may not be able to obtain additional financing on commercially reasonable terms, if at all. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we need or want it, it could harm our business.

Future sales of shares of Common Stock may depress their stock price.

Future sales of shares of Common Stock in the public market, including the resale of shares pursuant to our effective registration statements or pursuant to Rule 144, could depress the stock price. See “Sales of a substantial number of shares of Common Stock in the public market pursuant to our registration statements could reduce the market price of Common Stock.”

In connection with the execution of the Merger Agreement, we and certain stockholders of Legacy Banzai, including Legacy Banzai’s officers, directors, and certain holders of 10% or more of the outstanding shares of Legacy Banzai Common Stock as of the date of the Merger Agreement, entered into the lock-up agreements effective as of the Closing Date (the “Lock-Up Agreements”). Pursuant to the Lock-Up Agreements, such stockholders agree not to, without our prior written consent (subject to certain exceptions): (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Act and the rules and regulations of the SEC promulgated thereunder, any shares of Common Stock held by him, her, or it immediately after the Closing, any shares of Common Stock issuable upon the exercise of options to purchase shares, or any securities convertible into or exercisable or exchangeable for Common Stock held by him, her, or it immediately after such closing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until 180 days after the Closing.

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However, equity holders not subject to a lock-up and, following the expiration of the applicable lock-up periods, such equity holders referred to above will not be restricted from selling shares of our Common Stock held by them, other than by applicable securities laws, and sales could occur at any time and such sales could depress the stock price.

Issuances of shares of our Common Stock pursuant to any Advances under the SEPA and conversion of any amounts under the Yorkville Promissory Notes, exercise of the GEM Warrant and conversion of any amounts under the GEM Promissory Note, and conversion of any amounts under the Senior Convertible Notes would result in substantial dilution of our stockholders and may have a negative impact on the market price of our Common Stock.

At Closing of the 7GC merger, the Senior Convertible Notes and the obligation to issue the GEM Warrant automatically became our obligation. On December 15, 2023, we issued the GEM Warrant, exercisable into 16,571 shares of Common Stock at an initial exercise price of $324.50 per share, which was later adjusted to $1.83 per share, pursuant to the adjustment provisions of the GEM Warrant. GEM may exercise the GEM Warrant or redemption (the “GEM Warrant”) at any time and from time to time until December 14, 2026.

On February 5, 2024, we issued the GEM Promissory Note, which is convertible upon nonpayment of and in lieu of a monthly payment in the amount of $100,000, payable for ten months on the first of the month starting on March 1, 2024. The GEM Promissory Note provides for the issuance of shares of Common Stock at a conversion price equal to the VWAP of the trading day immediately preceding the applicable payment due date. As of the date of this Report, we have issued an aggregate of 190,000 shares of Common Stock to GEM in lieu of monthly payment obligations for a total of $784,943. The remaining balance of $215,057 was settled in cash and there is no outstanding balance as of April 10, 2025.

Further, the shares of Common Stock issuable pursuant to the Senior Convertible Notes, to the extent exercised, converted and issued, would impose significant dilution on our stockholders. As of the date of this report, up to 2,223,671 additional shares of Common Stock may be issued assuming full conversion (and no adjustments to the conversion price thereof) of the Senior Convertible Notes, which would reflect approximately 14.76% of the outstanding shares of our Common Stock as of April 10, 2025 after giving effect to such issuance.

Pursuant to the SEPA, subject to certain conditions and Yorkville’s right to require issuances while its promissory notes are outstanding, we have the option, but not the obligation, to sell to Yorkville, and Yorkville will subscribe for, an aggregate amount of up to $100,000,000 of shares of Common Stock, at our request any time during the commitment period terminating on the 36-month anniversary of the Original SEPA; provided that any Advance Notice may only be made if (x) no amount remains outstanding on the Yorkville Promissory Notes, (y) there is an effective Resale Registration Statement filed with the SEC for the resale under the Securities Act, of the shares of Common Stock to be issued pursuant to such Advance Notice, and (z) other customary conditions precedent are satisfied. The price at which we may issue and sell shares pursuant to an Advance under the SEPA may be at either (a) Pricing Option 1 or (b) Pricing Option 2, provided that we are subject to certain caps on the amount of shares of Common Stock that we may sell pursuant to any advance under the SEPA.

Additionally, at any time during the commitment period, provided there is a balance remaining outstanding under a Yorkville Promissory Note, Yorkville may deliver an Investor Notice, causing an Advance Notice to be deemed delivered to Yorkville, subject to certain conditions. The aggregate principal amount has been fully satisfied with no remaining outstanding balance under the Yorkville Promissory Notes. In addition, 14,201 shares of Common Stock had been issued in satisfaction of a deferred fee payment in the amount of $500,000. Assuming that (a) we issue and sell the full $100 million of shares of Common Stock under the SEPA to Yorkville, (b) there are no beneficial ownership limitations, and (c) the issue price for such sales is $1.00 or $3.00 per share, such additional issuances would represent in the aggregate approximately 1,871,056 or 623,685 additional shares of Common Stock, respectively, or approximately 13% or 5% of the total number of shares of Common Stock outstanding as of April 10, 2025, after giving effect to such issuance.

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If our Common Stock ceases to be listed on a national securities exchange it will become subject to the so-called “penny stock” rules that impose restrictive sales practice requirements.

If we are unable to maintain the listing of our Common Stock on The Nasdaq Capital Market or another national securities exchange, our Common Stock could become subject to the so-called “penny stock” rules if the shares have a market value of less than $5.00 per share. The SEC has adopted regulations that define a penny stock to include any stock that has a market price of less than $5.00 per share, subject to certain exceptions, including an exception for stock traded on a national securities exchange. The SEC regulations impose restrictive sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors. For transactions covered by this rule, the broker-dealer must make a special suitability determination for the purchaser and must have received the purchaser’s written consent to the transaction prior to sale. This means that if we are unable maintain the listing of our Common Stock on a national securities exchange, the ability of stockholders to sell their common stock in the secondary market could be adversely affected. If a transaction involving a penny stock is not exempt from the SEC’s rule, a broker-dealer must deliver a disclosure schedule relating to the penny stock market to each investor prior to a transaction. The broker-dealer also must disclose the commissions payable to both the broker-dealer and its registered representative, current quotations for the penny stock, and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the customer’s account and information on the limited market in penny stocks.

Our class common stock structure has the effect of concentrating voting power with our Chief Executive Officer and Co-Founder, Joseph Davy, which limits an investor’s ability to influence the outcome of important transactions, including a change in control.

Shares of our Class B Common Stock have 10 votes per share, while shares of our Common Stock have one vote per share; shares of our Series FE Preferred Stock have no voting rights. Mr. Davy, who is our Chief Executive Officer and is Legacy Banzai’s Co-Founder, including his affiliates and permitted transferees, holds all of the issued and outstanding shares of Class B Common Stock. Accordingly, Mr. Davy held, directly or indirectly, approximately 65.13% of our outstanding voting power as of April 10, 2025 and is able to control matters submitted to our stockholders for approval, including the election of directors, amendments of our organizational documents and any merger, consolidation, sale of all or substantially all of our assets or other major corporate transactions. Mr. Davy may have interests that differ from yours and may vote in a way with which you disagree and which may be adverse to your interests. This concentrated control may have the effect of delaying, preventing, or deterring a change in control, could deprive our stockholders of an opportunity to receive a premium for their capital stock as part of a sale, and might ultimately affect the market price of Common Stock.

The market price of our Common Stock has been, and is likely to continue to be, highly volatile, and you may lose some or all of your investment.

The market price of our Common Stock has fluctuated, and may continue to fluctuate, significantly due to a number of factors, some of which may be beyond our control, including those factors discussed in this “Risk Factors” section and many others, such as:

●	actual or anticipated fluctuations in our financial condition and operating results, including fluctuations in its quarterly and annual results;

●	developments involving our competitors;

●	changes in laws and regulations affecting our business;

●	variations in our operating performance and the performance of its competitors in general;

●	the public’s reaction to our press releases, its other public announcements and its filings with the SEC;

●	additions and departures of key personnel;

●	announcements of significant acquisitions, strategic partnerships, joint ventures or capital commitments by us or our competitors;

●	our failure to meet the estimates and projections of the investment community or that it may otherwise provide to the public;

●	publication of research reports about us or our industry, or positive or negative recommendations or withdrawal of research coverage by securities analysts;

●	changes in the market valuations of similar companies;

●	overall performance of the equity markets;

●	sales of Common Stock by us or our stockholders in the future;

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●	trading volume of Class A Common Stock;

●	significant lawsuits, including stockholder litigation;

●	failure to comply with the requirements of Nasdaq;

●	the impact of any natural disasters, pandemics, epidemics or other public health emergencies;

●	general economic, industry and market conditions and other events or factors, many of which are beyond our control; and

●	changes in accounting standards, policies, guidelines, interpretations, or principles.

Volatility in the price of our Common Stock could subject us to securities class action litigation.

In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. If we face such litigation, it could result in substantial costs and a diversion of management’s attention and resources, which could harm our business.

If securities or industry analysts do not publish research or reports about us, or publish negative reports, then our stock price and trading volume could decline.

The trading market for our Common Stock will depend, in part, on the research and reports that securities or industry analysts publish about us. We do not have any control over these analysts. If our financial performance fails to meet analyst estimates or one or more of the analysts who cover us downgrade our Common Stock or change their opinion, then the market price of our Common Stock would likely decline. If one or more of these analysts cease coverage of us or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause the market price of our Common Stock or trading volume to decline.

We have incurred and will continue to incur increased costs and demands upon management as a result of complying with the laws and regulations affecting public companies, which could adversely affect our business, results of operations, and financial condition.

As a public company, we are subject to the reporting requirements of the Exchange Act, the listing standards of Nasdaq, and other applicable securities rules and regulations. We expect that the requirements of these rules and regulations will continue to increase our legal, accounting, and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on our personnel, systems and resources. For example, the Exchange Act requires, among other things, that we file annual, quarterly, and current reports with respect to our business and results of operations. As a result of the complexity involved in complying with the rules and regulations applicable to public companies, our management’s attention may be diverted from other business concerns, which could harm our business, results of operations, and financial condition. Although we have already hired additional employees and engaged outside consultants to assist us in complying with these requirements, we will need to hire more employees in the future or may need to engage additional outside consultants, which will increase our operating expenses.

In addition, changing laws, regulations, and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs, and making some activities more time-consuming. These laws, regulations, and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. These factors could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest substantial resources to comply with evolving laws, regulations, and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from business operations to compliance activities. If our efforts to comply with new laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to their application and practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed. We also expect that being a public company and these new rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors (our “Board”), particularly to serve on our audit committee and compensation committee, and qualified executive officers. As a result of disclosure of information in this Report and in our other public filings, our business and financial condition will become more visible, which may result in pricing pressure from customers or an increased risk of threatened or actual litigation, including by competitors and other third parties. If such claims are successful, our business and results of operations could be harmed, and even if the claims do not result in litigation or are resolved in our favor, these claims, and the time and resources necessary to resolve them, could divert the resources of its management and harm our business.

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We have identified material weaknesses in our internal control over financial reporting in the past. If we are unable to remediate these material weaknesses, or if we identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect our business and stock price.

Prior to the Closing of the Business Combination, Legacy Banzai was a private company with limited accounting personnel to adequately execute its accounting processes and limited supervisory resources with which to address its internal control over financial reporting. In connection with the audit of Legacy Banzai’s financial statements as of and for the year ended December 31, 2022 and continuing through the year ended December 31, 2024, the Company identified material weaknesses in its internal control over financial reporting. A material weakness is a deficiency or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of Legacy Banzai’s annual or interim financial statements will not be prevented or detected on a timely basis.

Legacy Banzai did not design or maintain an effective control environment under the rules and regulations of the SEC. Accordingly and specifically, (i) management does not have appropriate IT general controls in place over change management, user access, cybersecurity, and reviews of service organizations, (ii) management does not have suitable entity level controls in place in accordance with the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control - Integrated Framework (2013) (“COSO”), including reviews of the financial statements, and certain entity level controls were not performed by management, and (iii) pervasive transactional and account level reconciliations and analyses are not performed, or not performed with sufficient detail to prevent or detect a material weakness. These issues related to managements controls over the review of complex significant transactions, complex debt and equity, income and sales taxes, & revenue recognition.

We have taken certain steps, such as recruiting additional personnel, in addition to utilizing third-party consultants and specialists, to supplement our internal resources, to enhance our internal control environment and plans to take additional steps to remediate the material weaknesses. Although we plan to complete this remediation process as quickly as possible, we cannot at this time estimate how long it will take. We cannot assure you that the measures taken to date and to be taken in the future, will be sufficient to remediate the control deficiencies that led to Legacy Banzai’s material weakness in internal control over financial reporting or that it will prevent or avoid potential future material weaknesses. If the steps we take do not correct the material weakness in a timely manner, we will be unable to conclude that we maintain effective internal control over financial reporting. Accordingly, there could continue to be a reasonable possibility that a material misstatement of our financial statements would not be prevented or detected on a timely basis.

Any failure to remediate existing material weaknesses, or to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm our results of operations or cause us to fail to meet our reporting obligations and may result in a restatement of our financial statements for prior periods. Any failure to implement and maintain effective internal control over financial reporting also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we will eventually be required to include in our periodic reports that will be filed with the SEC. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in our reported financial and other information, which would likely have a negative effect on the trading price of our Common Stock. In addition, if we are unable to continue to meet these requirements, we may not be able to remain listed on Nasdaq. We will not be required to comply with the SEC rules that implement Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and will therefore not be required to make a formal assessment of the effectiveness of control over financial reporting for that purpose. As a public company, we will be required to provide an annual management report on the effectiveness of our internal control over financial reporting commencing with our second annual report on Form 10-K. Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until after we are no longer an “emerging growth company” as defined in the JOBS Act. At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our internal control over financial reporting is documented, designed, or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could have an adverse effect on our business and results of operations and could cause a decline in the price of our Common Stock.

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Our executive officers and directors collectively beneficially own approximately 65.31% of the voting power of our outstanding Common Stock and have substantial control over us, which will limit your ability to influence the outcome of important transactions, including a change in control.

Our executive officers and directors, in the aggregate, beneficially own approximately 65.31% of the voting power of our outstanding shares of Common Stock as of the date of this Report, based on the number of shares outstanding as of April 10, 2025. As a result, these stockholders, if acting together, will be able to influence or control matters requiring approval by our stockholders, including the election of directors and the approval of mergers, acquisitions, or other extraordinary transactions. They may also have interests that differ from yours and may vote in a way with which you disagree, and which may be adverse to your interests. This concentration of ownership may have the effect of delaying, preventing, or deterring a change in control of the Company, could deprive our stockholders of an opportunity to receive a premium for their Common Stock as part of a sale of the Company, and might ultimately affect the market price of our Common Stock.

It is not currently anticipated that we will pay dividends on shares of our Common Stock, and, consequently, your ability to achieve a return on your investment will depend on appreciation, if any, in the market price of Common Stock.

It is currently anticipated that we will retain future earnings for the development, operation, and expansion of the business, and we do not anticipate declaring or paying any cash dividends for the foreseeable future. Any return to our stockholders will therefore be limited to the appreciation of their shares of Common Stock. There is no guarantee that shares of Common Stock will appreciate in value or even maintain the price at which stockholders have purchased their shares of Common Stock.

The DGCL and our Charter and Bylaws contain certain provisions, including anti-takeover provisions, that limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts that stockholders may consider favorable.

Our Charter, our Bylaws and the DGCL contain provisions that could have the effect of rendering more difficult, delaying, or preventing an acquisition deemed undesirable by the Board and therefore depress the trading price of our Common Stock. These provisions could also make it difficult for stockholders to take certain actions, including electing directors who are not nominated by the current members of the Board or taking other corporate actions, including effecting changes in our management. Among other things, our Charter and/or Bylaws include provisions regarding:

●	that shares of our Class B Common Stock are entitled to 10 votes per share;

●	the ability of our stockholders to take action by written consent in lieu of a meeting;

●	the ability of the Board to issue shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”), including “blank check” preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

●	the limitation of the liability of, and the indemnification of, our directors and officers;

●	the requirement that a special meeting of stockholders may be called only by a majority of the entire Board, the chairperson of the Board or the Chief Executive Officer which could delay the ability of stockholders to force consideration of a proposal or to take action, including the removal of directors;

●	controlling the procedures for the conduct and scheduling of Board and stockholder meetings;

●	the ability of the Board to amend the Bylaws, which may allow the Board to take additional actions to prevent an unsolicited takeover and inhibit the ability of an acquirer to amend the Bylaws to facilitate an unsolicited takeover attempt; and

●	advance notice procedures with which stockholders must comply to nominate candidates to the Board or to propose matters to be acted upon at a stockholders’ meeting, which could preclude stockholders from bringing matters before annual or special meetings of stockholders and delay changes in the Board, and also may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of us.

Likewise, because our principal executive offices are located in Washington, the anti-takeover provisions of the Washington Business Corporation Act (the “WBCA”) may apply to us under certain circumstances now or in the future. These provisions prohibit a “target corporation” from engaging in any of a broad range of business combinations with any stockholder constituting an “acquiring person” for a period of five years following the date on which the stockholder became an “acquiring person.”

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These provisions, alone or together, could delay or prevent hostile takeovers and changes in control or changes in the Board or our management.

In addition, our Charter includes a provision substantially similar to Section 203 of the DGCL, which may prohibit certain stockholders holding 15% or more of our outstanding capital stock from engaging in certain business combinations with us for a specified period of time.

Our Charter designates the Court of Chancery of the State of Delaware and, to the extent enforceable, the federal district courts of the United States of America as the exclusive forums for substantially all disputes between us and our stockholders, which restricts our stockholders’ ability to choose the judicial forum for disputes with us or our directors, officers, or employees.

Our Charter provides that the Court of Chancery of the State of Delaware is the exclusive forum for the following types of claims or causes of action under Delaware statutory or common law: any derivative claims or causes of action brought on our behalf; any claims or causes of action asserting a breach of a fiduciary duty; any action asserting a claim against us arising pursuant to the DGCL, our Charter, or our Bylaws; or any action asserting a claim against us that is governed by the internal affairs doctrine. In addition, our Charter provides that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. These choice of forum provisions will not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Such provisions are intended to benefit and may be enforced by us and our officers and directors, employees and agents.

These provisions may benefit us by providing increased consistency in the application of Delaware law and federal securities laws by chancellors and judges, as applicable, particularly experienced in resolving corporate disputes, efficient administration of cases on a more expedited schedule relative to other forums and protection against the burdens of multi-forum litigation. These choice of forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may discourage lawsuits with respect to such claims or make such lawsuits more costly for stockholders, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions, and there can be no assurance that such provisions will be enforced by a court in those other jurisdictions. If a court were to find either choice of forum provisions contained in our Charter to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions.

We are an emerging growth company and smaller reporting company, and the reduced reporting requirements applicable to emerging growth companies and smaller reporting companies may make our shares of Common Stock less attractive to investors.

We are an emerging growth company, as defined in the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including exemption from compliance with the auditor attestation requirements under Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of 7GC’s initial public offering (December 22, 2025), (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter; and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

In addition, under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected to use this extended transition period for complying with new or revised accounting standards and, therefore, we will not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

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We are also a smaller reporting company as defined in the Exchange Act. Even after we no longer qualify as an emerging growth company, we may still qualify as a smaller reporting company, which would allow us to take advantage of many of the same exemptions from disclosure requirements, including exemption from compliance with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act and reduced disclosure obligations regarding executive compensation in this Report and our other periodic reports and proxy statements. We will be able to take advantage of these scaled disclosures for so long as our voting and non-voting Common Stock held by non-affiliates is less than $250.0 million measured on the last business day of our second fiscal quarter, or our annual revenue is less than $100.0 million during the most recently completed fiscal year and our voting and non-voting Common Stock held by non-affiliates is less than $700.0 million measured on the last business day of our second fiscal quarter.

We cannot predict if investors will find our Common Stock less attractive because we may rely on these exemptions. If some investors find Common Stock less attractive as a result, there may be a less active trading market for Common Stock and its market price may be more volatile.

If our estimates or judgments relating to our critical accounting policies prove to be incorrect or financial reporting standards or interpretations change, our results of operations could be adversely affected.

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We will base our estimates on historical experience, known trends and events, and various other factors that we believe to be reasonable under the circumstances, as provided in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Estimates.” The results of these estimates form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Significant assumptions and estimates used in preparing our financial statements include, but are not limited to, estimates of impairment on goodwill, recognition and measurement of convertible, warrants and SAFEs, including the valuation of the bifurcated embedded derivatives liabilities, and measurement and recognition of stock-based compensation. Our results of operations may be adversely affected if our assumptions change or if actual circumstances differ from those in our assumptions, which could cause our results of operations to fall below the expectations of securities analysts and investors, resulting in a decline in the trading price of our Common Stock.

Additionally, we will regularly monitor our compliance with applicable financial reporting standards and review new pronouncements and drafts thereof that are relevant to us. As a result of new standards, changes to existing standards, and changes in their interpretation, we might be required to change our accounting policies, alter our operational policies, and implement new or enhance existing systems so that they reflect new or amended financial reporting standards, or we may be required to restate our published financial statements. Such changes to existing standards or changes in their interpretation may have an adverse effect on our reputation, business, financial position, and profit.

We may issue additional shares of Common Stock or Preferred Stock, including under our equity incentive plan. Any such issuances would dilute the interest of our stockholders and likely present other risks.

We may issue a substantial number of additional shares of Common Stock or Preferred Stock, including under our 2023 Equity Incentive Plan. On February 28, 2025, at the special shareholder meeting, our shareholders approved to increase the number of shares available for issuance under our 2023 Equity Incentive Plan to 10,000,000. The 2023 Equity Incentive Plan had 6,943,442 unissued shares authorized as of April 10, 2025. Any such issuances of additional shares of Common Stock or Preferred Stock:

●	may significantly dilute the equity interests of our investors;

●	may subordinate the rights of holders of Common Stock if preferred stock is issued with rights senior to those afforded our Common Stock;

●	could cause a change in control if a substantial number of shares of our Common Stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors; and

●	may adversely affect prevailing market prices for our Common Stock and/or Public Warrants.

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Sales of a substantial number of shares of Common Stock in the public market pursuant to our registration statements could reduce the market price of Common Stock.

Sales of a substantial number of shares of Common Stock in the public market pursuant to our filed and effective Registration Statements on Form S-1 (the “S-1 Registration Statements”) could occur at any time. These sales, or the perception in the market that the holders of a large number of shares of Common Stock intend to sell shares, could reduce the market price of Common Stock. In particular, until such time as it is no longer effective, the S-1 Registration Statements permit the resale of shares held by Mr. Joseph Davy, who holds approximately 17.28% of outstanding Common Stock of the Company, including shares of both Class A Common Stock and Class B Common Stock and approximately 65.13% of our outstanding voting power, subject, in each case, to the applicable lock-up periods. The resale, or expected or potential resale, of a substantial number of shares of our Common Stock in the public market could adversely affect the market price for Common Stock and make it more difficult for you to sell your holdings at times and prices that you determine are appropriate. Furthermore, we expect that, because there is a large number of shares registered pursuant to the S-1 Registration Statements, the selling securityholders will continue to offer the securities covered thereby pursuant to the S-1 Registration Statements or pursuant to Rule 144 for a significant period of time, the precise duration of which cannot be predicted. Accordingly, the adverse market and price pressures resulting from an offering pursuant to any of our registration statements may continue for an extended period of time. We may also file additional registration statements in connection with the possible sale of other securities.

If certain holders of Common Stock sell a significant portion of their securities, it may negatively impact the market price of the shares of Common Stock and such holders still may receive significant proceeds.

As of the date of this Report, the market price of our Common Stock is below $10.00 per share, which was the price per unit sold in the IPO, the per-share value of the consideration issued to Legacy Banzai stockholders upon consummation of the Business Combination. However, certain of our stockholders hold shares of Common Stock that were originally purchased by the Sponsor in a private placement prior to the IPO (“Founder Shares”) and may nonetheless be inclined to sell such Founder Shares, as they were originally purchased at an effective price significantly less than $10.00 per share. As of December 31, 2024, there is no outstanding Common Stock pertaining to the Founder Shares.

It is not possible to predict the actual number of shares we will sell under the SEPA, or the actual gross proceeds resulting from those sales. Further, we may not have access to any or the full amount available under the SEPA.

On December 14, 2023, we entered into the SEPA with Yorkville, pursuant to which Yorkville has committed to purchase up to $100 million of Common Stock, pursuant to Advance Notices delivered by the Company any time during the commitment period terminating on the 36-month anniversary of the SEPA; provided that any Advance Notice may only be made if (x) no amount remains outstanding on the Yorkville Promissory Notes, (y) there is an effective Resale Registration Statement filed with the SEC for the resale under the Securities Act of the shares of Common Stock to be issued pursuant to such Advance Notice, and (z) other customary conditions precedent. Additionally, at any time during the commitment period, provided there is a balance remaining outstanding under a Yorkville Promissory Note, Yorkville may deliver an Investor Notice, causing an Advance Notice to be deemed delivered to Yorkville, subject to certain conditions.

Save for the issuance of shares of Common Stock following receipt of an Investor Notice (as defined in the SEPA) or pursuant to conversion of a Yorkville Promissory Note, we generally have the right to control the timing and amount of any sales of shares of Common Stock to Yorkville under the SEPA. Sales of Common Stock, if any, to Yorkville under the SEPA will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to Yorkville all, some or none of the shares of Common Stock that may be available for us to sell to Yorkville pursuant to the SEPA.

Because the purchase price per share to be paid by Yorkville for the shares of Common Stock that we may elect to sell to Yorkville under the SEPA, if any, will fluctuate based on the market prices of Common Stock prior to each sale made pursuant to the SEPA, if any, it is not possible for us to predict, as of the date of this Report and prior to any such sales, the number of shares of Common Stock that we will sell to Yorkville under the SEPA, the purchase price per share that Yorkville will pay for shares purchased from us under the SEPA, or the aggregate gross proceeds that we will receive from those purchases by Yorkville under the SEPA, if any.

Moreover, although the SEPA provides that we may issue up to an aggregate of $100 million of our Common Stock to Yorkville, only 114,526 shares of Common Stock (excluding 6,000 shares issued to Yorkville in lieu of a commitment fee at Closing) were previously registered for resale under the Prior SEPA Registration Statement. If we issue to Yorkville all of the 114,526 shares of Common Stock registered for resale under the Prior SEPA Registration Statement, depending on the market price of our Common Stock prior to each Advance made pursuant to the SEPA, the actual gross proceeds from the sale of all such shares may be substantially less than the $100 million available to us under the SEPA. As of the date of this Report, we issued all 114,526 shares of Common Stock to Yorkville under the previously registered statement went effective on February 14, 2024.

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Since it was necessary for us to issue to Yorkville more than the 114,526 shares of Common Stock under the SEPA that were previously registered, to receive aggregate gross proceeds equal to $100 million under the SEPA, we filed another registration statement effective on September 26, 2024 to register 25 million shares of Common Stock under the Securities Act the resale by Yorkville such additional shares of Common Stock we now seek to issue from time to time under the SEPA. As of the date of this Report, we issued 6,096,797 shares of Common Stock to Yorkville under this registered statement went effective on September 26, 2024 (File No.# 333-282232).

The SEPA does not obligate Yorkville to subscribe for or acquire any shares of Common Stock under the SEPA if those shares of Common Stock, when aggregated with all other shares of Common Stock acquired by Yorkville under the SEPA, would result in Yorkville beneficially owning more than 9.99% of the then outstanding shares of Common Stock.

We cannot predict the impact our dual class structure will have on the market price of Class A Common Stock.

We cannot predict whether our dual class common stock structure will result in a lower or more volatile market price of Class A Common Stock or in adverse publicity or other adverse consequences. For example, certain index providers have announced restrictions on including companies with multiple-class share structures in certain of their indices. Under the announced policies, our dual class capital structure would make us ineligible for inclusion in certain indices, and as a result, mutual funds, exchange-traded funds, and other investment vehicles that attempt to passively track those indices will not invest in Class A Common Stock. These policies are still fairly new and it is as of yet unclear what effect, if any, they will have on the valuations of publicly traded companies excluded from the indices, but it is possible that they may depress these valuations compared to those of other similar companies that are included. Because of our dual class structure, we will likely be excluded from certain of these indices and we cannot assure you that other stock indices will not take similar actions. Given the sustained flow of investment funds into passive strategies that seek to track certain indices, exclusion from stock indices would likely preclude investment by many of these funds and could make Class A Common Stock less attractive to other investors. As a result, the market price of Class A Common Stock could be adversely affected.

As a “controlled company” within the meaning of Nasdaq listing rules, we qualify for exemptions from certain corporate governance requirements and have the opportunity to elect to avail ourselves of any of the exemptions afforded a controlled company. If we elect to rely on some of these exemptions, our stockholders will not have the same protections afforded to stockholders of companies that are subject to such requirements.

Because Mr. Davy controls more than a majority of our total voting power, we are a “controlled company” within the meaning of Nasdaq corporate governance listing rules. Under Nasdaq listing rules, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain Nasdaq rules regarding corporate governance, including the following:

●	the requirement that a majority of its board of directors consist of independent directors;

●	the requirement director nominees must be selected, or recommended for selection, by either (i) the independent directors constituting a majority of the board of directors’ independent directors in a vote in which only independent directors participate or (ii) a nominations committee comprised solely of independent directors;

●	the requirement to maintain a compensation committee with prescribed duties and a written charter comprised solely of independent directors; and

●	the requirement of an annual performance evaluation of our nominating and corporate governance and compensation committees.

As a “controlled company,” we may elect to rely on some or all of these exemptions. Despite the fact that we currently do not intend to take advantage of these exemptions, our status as a controlled company could make Common Stock less attractive to some investors or otherwise harm the stock price of Class A Common Stock. Further, if we elect to rely on some or all of these exemptions, our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

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The exclusive forum clause set forth in the Warrant Agreement may have the effect of limiting an investor’s rights to bring legal action and could limit the investor’s ability to obtain a favorable judicial forum.

The Warrant Agreement, dated December 22, 2020, with Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), provides that (i) any action, proceeding or claim against us arising out of or relating in any way to the Warrant Agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York and (ii) we irrevocably submit to such jurisdiction, which jurisdiction will be exclusive. We have waived or will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. However, there is uncertainty as to whether a court would enforce these provisions and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

Notwithstanding the foregoing, these provisions of the Warrant Agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in any of the Public Warrants shall be deemed to have notice of and to have consented to the forum provisions in the Warrant Agreement. If any action, the subject matter of which is within the scope of the forum provisions of the Warrant Agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any holder of the Public Warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable, which may discourage such lawsuits. Alternatively, if a court were to find this provision of the Warrant Agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and our Board.

Outstanding warrants to purchase shares of our Class A Common Stock (the “Warrants”) may never be in the money and they may expire worthless and therefore we may not receive cash proceeds from the exercise of the Warrants. The terms of the Warrants may be amended in a manner adverse to a holder if holders of at least 50% of the then outstanding applicable Warrants approve of such amendment.

As of the date of this Annual Report, we have outstanding: (i) warrants originally issued in 7GC’s initial public offering (the “Public Warrants”) to purchase 230,000 shares of our Class A Common Stock, exercisable at an exercise price of $575.00 per share, which expire on the earlier to occur of December 14, 2028 or redemption, (ii) the GEM Warrant to purchase 16,571 shares of our Class A Common Stock, exercisable at an exercise price of $1.83 per share, which expires on the earlier to occur of December 15, 2026 or redemption, (iii) the CP BF Warrant to purchase 565,553 shares of our Class A Common Stock, exercisable at an exercise price of $3.89 per share, which expires on the earlier to occur of September 23, 2029 - (5) years from the Issue Date, or (b) the occurrence of any voluntary or involuntary liquidation, dissolution or winding up of the Company, or Deemed Liquidation Event, (iv) the Alco Warrant to purchase 1,331,340 shares of our Class A Common Stock, exercisable at an exercise price of $3.89 per share, which expires on the earlier to occur of September 23, 2029 - (5) years from the Issue Date, or (b) the occurrence of any voluntary or involuntary liquidation, dissolution or winding up of the Company, or Deemed Liquidation Event, (v) the Armistice Capital Master Fund Ltd Series A Warrant to purchase 1,176,471 shares of our Class A Common Stock, exercisable at an exercise price of $2.50 per share, which expires on the earlier to occur of September 26, 2029 or redemption, (vi) the Armistice Capital Master Fund Ltd Series B Warrant to purchase 1,176,471 shares of our Class A Common Stock, exercisable at an exercise price of $2.50 per share, which expires on the earlier to occur of March 26, 2026 or redemption, (vii) the PA Warrant (HCW) to purchase 88,235 shares of our Class A Common Stock, exercisable at an exercise price of $5.3125 per share, which expires on the earlier to occur of September 26, 2029 or redemption, (viii) the BE Warrant (AGP – Best Offer) to purchase 277,778 shares of our Class A Common Stock, exercisable at an exercise price of $9.00 per share, which expires on the earlier to occur of May 28, 2029 or redemption, and (ix) the PA Warrant (AGP – Best Offer) to purchase 16,667 shares of our Class A Common Stock, exercisable at an exercise price of $10.00 per share, which expires on the earlier to occur of May 28, 2029 or redemption, (all such outstanding warrants are collectively referred to herein as the “Warrants”). The exercise of Warrants, and any proceeds we may receive from their exercise, are highly dependent on the price of our Class A Common Stock and the spread between the exercise price of the Warrant and the price of our Class A Common Stock at the time of exercise. For example, to the extent that the price of our Class A Common Stock exceeds $575.00. per share, it is more likely that holders of our Public Warrants will exercise their Public Warrants. If the price of our Class A Common Stock is less than $575.00 per share, it is unlikely that such holders will exercise their Public Warrants. There can be no assurance that our Warrants will be in the money prior to their expiration. Our Public Warrants under certain conditions, as described in the Warrant Agreement, are redeemable by us at a price of $0.01 per warrant. The GEM Warrant is not redeemable and, like some of the other outstanding Warrants, are exercisable on a cash or cashless basis; if such Warrants are exercised on a “cashless basis,” whether or not they are in the money, we will not receive cash for such exercise. As such, it is possible that we may never generate any cash proceeds from the exercise of our Warrants.

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The Warrant Agreement, provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding Public Warrants to make any other change that affects the interests of the registered holders of the Public Warrants. Accordingly, we may amend the terms of the Public Warrants in a manner adverse to a holder if holders of at least 50% of the then outstanding Public Warrants approve of such amendment.

Although our ability to amend the terms of the Public Warrants with the consent of at least 50% of the then outstanding Public Warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the Public Warrants, shorten the exercise period, or decrease the number of shares purchasable upon exercise of a Public Warrant.

We may redeem your unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Public Warrants worthless.

We have the ability to redeem the outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant if, among other things, the last reported sale price of the underlying Class A Common Stock for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like). Redemption of the outstanding Public Warrants as described above could force you to: (i) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so; (ii) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants; or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, the Company expects would be substantially less than the market value of your warrants. Shares of Class A Common Stock have never traded above $18.00 per share.

We have no obligation to notify holders of the Public Warrants that they have become eligible for redemption. However, pursuant to the Warrant Agreement, in the event we decide to redeem the Public Warrants, we are required to mail notice of such redemption to the registered warrant holders not less than 30 days prior to the redemption date. The warrants may be exercised any time after notice of redemption is given and prior to the redemption date.

Item 1B. Unresolved Staff Comments.

None.

Item 1C. Cybersecurity.

We maintain a cyber risk management program designed to identify, assess, manage, mitigate, and respond to cybersecurity threats.

The underlying processes and controls of our cyber risk management program incorporate recognized best practices and standards for cybersecurity and information technology, including the National Institute of Standards and Technology (NIST) Cybersecurity Framework (CSF) and processes and controls supporting requirements with the General Data Protection Regulation (GDPR). The NIST CSF offers a thorough set of guidelines and best practices to help establish a strong cybersecurity posture. Utilizing NIST CSF enables us to systemically identify, assess, and manage cybersecurity risks most relevant and impactful to our business operations. It is important to note that using the NIST CSF as a guide does not imply our cybersecurity program meets any specific technical standards or requirements.

We have an annual assessment performed by a third-party specialist of the cyber risk management program against the NIST CSF. The annual risk assessment identifies, quantifies, and categorizes material cyber risks. In addition, we, in conjunction with the third-party cyber risk management specialists, develop a Risk Mitigation Plan to mitigate such risks, and where necessary, remediate potential vulnerabilities identified through the annual assessment process.

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We maintain policies over areas such as information security, incident management, business continuity, IT change and configuration management, acceptable use and access on/offboarding to help govern the processes put in place by management designed to protect our IT assets, data, and services from threats and vulnerabilities. We partner with industry recognized cybersecurity providers leveraging third-party technology and expertise. We engage with these partners to monitor and maintain the performance and effectiveness of IT assets, data, and services that are deployed in our IT environment.

Cybersecurity partners, including assessors, consultants, advisors and other third-party service providers, are a key part of our cybersecurity risk management strategy and infrastructure. We partner with industry recognized cybersecurity providers leveraging third-party technology and expertise and engage with these partners to monitor and maintain the performance and effectiveness of IT assets, data and services. The cybersecurity partners provide services including, but not limited to, configuration management, vulnerability scans, network protection and monitoring, remote monitoring and management, user activity monitoring, data backups management, infrastructure maintenance, cybersecurity strategy, and cyber risk advisory, assessment, and remediation.

We have implemented third-party risk management processes to manage the risks associated with reliance on vendors, critical service providers, and other third-parties that may lead to a service disruption or an adverse cybersecurity incident. This includes vendor due diligence prior to onboarding, a review of System and Organization Control (SOC) reports on an annual basis, regular review of vendor contracts, and compliance with service level agreements (SLAs).

In evaluating the risks identified as a result of the annual cybersecurity assessment process, our cybersecurity partners assist the Company to assess the likelihood, severity, and impact of relevant risks, including the impact on employees, stakeholders, and vendors. These risks are prioritized and monitored by the cybersecurity partners and management of the Company.

Our cybersecurity program includes an incident response plan that includes all relevant and critical members of management and third-party service providers alike. The team is responsible for assessing and managing cybersecurity incident response processes, response times, and communication plans in the event corrective actions and mitigation procedures are required to isolate and eradicate an incident.

Our management team, in conjunction with the Chief Technology Officer and cybersecurity service providers are responsible for oversight and administration of our cyber risk management program, and for informing senior management and other relevant stakeholders regarding the prevention, detection, mitigation, and remediation of cybersecurity incidents. The management team has prior experience selecting, deploying, and overseeing cybersecurity technologies, initiatives, and processes directly or via selection of strategic third-party partners. Management relies on threat intelligence as well as other information obtained from governmental, public or private sources, including external consultants engaged in strategic cyber risk management, advisory and decision making.

Our Audit Committee oversees our cybersecurity risk exposures and the steps taken by management to monitor and mitigate cybersecurity risks. The cybersecurity stakeholders, including member(s) of management assigned with cybersecurity oversight responsibility and/or third-party consultants providing cyber risk services brief the Audit Committee on cyber threats and vulnerabilities identified through the risk management process, the effectiveness of our cyber risk management program, and the emerging threat landscape and new cyber risks on at least an annual basis. This includes updates on our processes to prevent, detect, and mitigate cybersecurity incidents. In addition, cybersecurity risks are reviewed by our Board of Directors at least annually, as part of the Company’s corporate risk oversight processes.

We face risks from cybersecurity threats that could have a material adverse effect on our business, financial condition, results of operations, cash flows or reputation. We acknowledge that the risk of a cyber incident is prevalent in the current threat landscape and that a future cyber incident may occur in the normal course of our business. However, prior cybersecurity incidents have not had a material adverse effect on our business, financial condition, results of operations, or cash flows. We proactively seek to detect and investigate unauthorized attempts and attacks against our IT assets, data, and services, and to prevent their occurrence and recurrence where practical through changes or updates to our internal processes and tools and changes or updates to our service delivery; however, potential vulnerabilities to known or unknown threats will remain. Further, there is increasing regulation regarding responses to cybersecurity incidents, including reporting to regulators, investors, and additional stakeholders, which could subject us to additional liability and reputational harm. In response to such risks, we have implemented initiatives such as the cybersecurity risk assessment process and developed an incident response plan. See Item 1A. “Risk Factors” for more information on our cybersecurity risks.

Item 2. Properties.

Our principal executive office is located at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 and, as of December 31, 2024, consists of approximately 1,800 square feet of space under the current lease terms that were extended and now expire in October 2027. We believe this facility is adequate and suitable for our current and anticipated future needs.

Item 3. Legal Proceedings.

From time to time, we may be party to litigation and subject to claims incident to the ordinary course of our business. As our growth continues, we may become party to an increasing number of litigation matters and claims. The outcome of litigation and claims cannot be predicted with certainty, and the resolution of these matters could materially affect our future results of operations, cash flows, or financial position. We are not presently party to any legal proceedings that, in the opinion of management, if determined adversely to us, would individually or taken together have a material adverse effect on our business, operating results, financial condition, or cash flows.

Item 4. Mine Safety Disclosures.

Not applicable.

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PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market Information

Our Class A Common Stock and Public Warrants are currently listed on Nasdaq under the symbols “BNZI” and “BNZIW,” respectively. Our Class B Common Stock is not publicly traded.

Holders of Record

As of April 10, 2025, there were 60 holders of record of our Class A Common Stock and one holder of our Class B Common Stock and one holder of record of our Public Warrants. These numbers do not include beneficial owners whose securities were held in street name.

Dividend Policy

As of the date of this Annual Report, we have not declared or paid any cash dividends on our Common Stock. We expect to retain future earnings, if any, for future operations, expansion and debt repayment and have no plans to declare or pay cash dividends on our Common Stock for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur.

Performance Graph

This item is not applicable as we are a smaller reporting company.

Recent Sales of Unregistered Securities

7GC Class B Common Stock

Prior to the IPO, the Sponsor paid an aggregate of $25,000 to cover certain 7GC expenses on 7GC’s behalf in exchange for the issuance of 5,031,250 shares of 7GC Class B Common Stock. In December 2020, the Sponsor transferred 25,000 shares of 7GC Class B Common Stock to each of Courtney Robinson, Tripp Jones, Kent Schofield, and Patrick Eggen, each of whom served on the board of directors of 7GC, at their original per share purchase price. In December 2020, 7GC effected a stock dividend of approximately 0.43 shares for each share of 7GC Class B Common Stock, resulting in an aggregate of 5,750,000 shares of 7GC Class B Common Stock issued and outstanding. Ms. Robinson and Messrs. Jones, Schofield, and Eggen then retransferred an aggregate of 14,286 shares back to the Sponsor. Immediately prior to, and substantially concurrently with, the Closing, (i) the Sponsor surrendered and forfeited to 7GC for no consideration (i) an aggregate of 396,501 shares of 7GC Class B Common Stock pursuant to the Non-Redemption Agreements and (ii) an aggregate of 825,000 shares of 7GC Class B Common Stock pursuant to the Share Transfer Agreements. The shares of 7GC Class B Common Stock are identical to the shares of 7GC Common Stock included in the units sold in the IPO except that the shares of 7GC Class B Common Stock which automatically converted into shares of Common Stock at Closing and were subject to certain transfer restrictions, as described in more detail below. These shares of 7GC Class B Common Stock were issued in connection with the organization of 7GC pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Pursuant to the amended and restated certificate of incorporation of 7GC, each share of 7GC Class B Common Stock converted into one share of Common Stock at the Closing. After the Closing and following the effectiveness of our Charter, each share of 7GC Common Stock was automatically reclassified, redesignated and changed into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Company or any stockholder thereof. The issuance of Common Stock upon automatic conversion of 7GC Class B Common Stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

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Private Placement Warrants

Simultaneously with the consummation of the IPO, the Sponsor purchased from 7GC an aggregate of 147,000 private placement warrants (for a purchase price of approximately $7.35 million). Each Private Placement Warrant entitled the holder thereof to purchase one share of 7GC Common Stock or Common Stock at an exercise price of $575.00 per share. The sale of the Private Placement Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Pursuant to the Sponsor Forfeiture Agreement, the Sponsor forfeited all 147,000 private placement warrants in connected with the Business Combination at Closing.

GEM Warrant

On December 15, 2023, the Company issued GEM a warrant granting GEM the right to purchase 16,571 shares of Common Stock at an at an initial exercise price of $324.50 per share, which was later adjusted to $1.83 per share, pursuant to the adjustment provisions of the GEM Warrant. The sale of the GEM Warrant was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Share Transfer Agreements

Simultaneously with the consummation of the Business Combination, the Company issued 16,500 shares of Common Stock to Alco pursuant to the Share Transfer Agreements. Such shares have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Senior Convertible Notes

On February 19, 2021, Legacy Banzai issued a convertible promissory note in the principal amount of $1.5 million to CP BF pursuant in connection with the Loan Agreement. The Senior Convertible Notes and the shares of Common Stock issuable upon conversion of the Senior Convertible Note have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

7GC Promissory Notes

On October 3, 2023 and December 12, 2023, 7GC issued unsecured promissory notes to the Sponsor in an aggregate principal amount of $2,550,000 in connection with 7GC’s IPO and the Business Combination. On February 5, 2024, the Company issued 17,813 shares of Common Stock to the Sponsor upon conversion of the 7GC Promissory Notes. The 7GC Promissory Notes and the 17,813 shares of Common Stock issued upon conversion of the 7GC Promissory Notes have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Yorkville Promissory Notes

On December 14, 2023, Legacy Banzai issued a convertible promissory note in the principal amount of $2.0 million to Yorkville pursuant to the SEPA and on February 5, 2024, and March 26, 2024, the Company issued convertible promissory notes in the principal amount of $1.0 million and $1.5 million, respectively, to Yorkville pursuant to the SEPA. Between January 1, 2024 and June 30, 2024, the Company issued 64,852 shares of Common Stock to Yorkville upon conversion of $1.8 million of the Yorkville Promissory Notes. In addition, on March 18, 2024, the Company issued 14,201 shares of Common Stock to Yorkville in satisfaction of a deferred fee payment in the amount of $500,000. Further, on May 3, 2024, the Company agreed to issue to Yorkville 12,000 shares of Common Stock, which shares represent satisfaction of a $200,000 Payment Premium due in accordance with the Yorkville Promissory Notes in connection with our early redemption of $2 million outstanding under the Yorkville Promissory Notes with the proceeds from the sale of our securities in this offering. The Company’s issuance of the Yorkville Promissory Notes and the shares of Common Stock issued to Yorkville and issuable upon conversion of the Yorkville Promissory Notes have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Between January 1, 2024 and October 14, 2024, 454,158 shares of Common Stock had been issued upon conversion of the Yorkville Promissory Notes and a cash payment of $750,000 was made in May 2024. The aggregate principal amount was fully satisfied that no remaining outstanding balance under the Yorkville Promissory Notes as of December 31, 2024.

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GEM Promissory Note

On February 5, 2024, the Company issued the GEM Promissory Note in the principal amount of $1.0 million to GEM pursuant to the GEM Settlement Agreement. The GEM Promissory Note provides for the issuance of shares of Common Stock at a conversion price equal to the VWAP of the trading day immediately preceding the applicable payment due date. As of the date of this Report, we have issued an aggregate of 190,001 shares of Common Stock to GEM in satisfaction of the aggregate $784,943 principal amount outstanding under the GEM Promissory Note. The remaining balance of $215,057 outstanding as of December 31, 2024 was settled in cash during Q1 2025 and there is no outstanding balance as of April 10, 2025. The issuance by the Company of the GEM Promissory Note and the shares of Common Stock issued to GEM and issuable upon conversion of any amount under the GEM Promissory Note have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Cantor Shares

On December 28, 2023, the Company issued 22,279 shares of Common Stock to Cantor pursuant to the Fee Reduction Agreement as consideration for advisory services provided by Cantor in connection with the Business Combination. Such shares were issued in a transaction exempt from registration in reliance on Section 4(a)(2) of the Securities Act.

Roth Shares

On February 2, 2024, the Company issued 3,500 shares of Common Stock to Roth pursuant to the Roth Addendum as consideration for advisory services provided by Roth in connection with the Business Combination. Such shares were issued in a transaction exempt from registration in reliance on Section 4(a)(2) of the Securities Act.

Marketing Agreement Shares

Effective March 20, 2024, the Company issued to a consultant (the “Marketing Consultant”) 3,070 shares of its Common Stock, which shares represented $200,000 of compensation for the Marketing Consultant’s services under a marketing services agreement. The shares were issued to the Marketing Consultant in a transaction exempt from registration in reliance on Section 4(a)(2) of the Securities Act.

Consulting Services Agreement Shares

On April 13, 2024, the Company entered into a Consulting Services Agreement with a consultant (the “Business Consultant”). The Company agreed to issue to the Business Consultant a total of 6,400 shares of its Common Stock.

Debt Equitization Issuances

From August 23, 2024 to September 23, 2024 the Company entered into various agreements to reorganize outstanding debt from certain creditors (collectively, the “Creditors”) into shares of the Company’s Common Stock (the “Shares”) (collectively, the “Debt Reorganization”). The Shares issued as part of the Debt Reorganization are a mix of Shares that are to be registered with the Securities and Exchange Commission (the “SEC”) in a registration statement on Form S-1 and Shares that are exempt from registration. As of April 10, 2025, the Company has issued an aggregate of 1,597,944 Shares to the Creditors in exchange for the cancellation of an aggregate of $5,068,547 of debt. The Company agreed to issue an aggregate of 450,000 additional Shares pursuant to the Debt Reorganization.

On September 9, 2024, the Company issued 24,000 restricted shares of its Common Stock, partially in exchange for the various investor relations services outlined in the Consulting Agreement with MZHCI, LLC, an MZ Group Company.

On January 3, 2025, the Company issued 150,000 restricted shares of its Common Stock, partially in exchange for the business advisory services outlined in the Consulting Agreement with Hudson Global Ventures, LLC, a Nevada limited liability company.

CP BF/Alco Shares

As of April 10, 2025, we issued an aggregate of 973,573 shares of Common Stock to CP BF and Alco, pursuant to the agreements we entered into with them in September 2024 and are exempt from registration.

Hudson Global Ventures Shares

On October 15, 2024, the Company issued 45,000 shares of Common Stock to Hudson pursuant to the Consulting Agreement as consideration for advisory services provided by Hudson. Such shares were issued in a transaction exempt from registration in reliance on Section 4(a)(2) of the Securities Act.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None.

Item 6. Reserved

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Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated audited financial statements and related notes included in Part II, Item 8 of this Form 10-K. In addition to historical consolidated financial information, the following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere particularly in the section titled “Risk Factors” and elsewhere in this Form 10-K.

Certain figures, such as interest rates and other percentages, included in this section have been rounded for ease of presentation. Percentage figures included in this section have not in all cases been calculated on the basis of such rounded figures but on the basis of such amounts prior to rounding. For this reason, percentage amounts in this section may vary slightly from those obtained by performing the same calculations using the figures in our consolidated financial statements or in the associated text. Certain other amounts that appear in this section may similarly not sum due to rounding.

Overview

Banzai is a Marketing Technology (MarTech) company that produces data-driven marketing and sales solutions for businesses of all sizes. Our mission is to help our customers accomplish their mission - by enabling better marketing, sales, and customer engagement outcomes. Banzai endeavors to acquire companies strategically positioned to enhance our product and service offerings, increasing the value provided to current and prospective customers.

Banzai was founded in 2015. The first product Banzai launched was Reach, a SaaS and managed services offering designed to increase registration and attendance of marketing events, followed by the acquisition of Demio, a SaaS solution for webinars designed for marketing, sales, and customer success teams, in 2021 and the launch of Boost, a SaaS solution for social sharing designed to increase attendance for Demio-hosted events by enabling easy social sharing by event registrants, in 2023. Our customer base included over 3,070 customers as of December 31, 2024 and comes from a variety of industries, including (among others) healthcare, financial services, e-commerce, technology and media, in over 90 countries. Our customers range in size from solo entrepreneurs and small businesses to Fortune 500 companies. No single customer represents more than 10% of our revenue. Since 2021, we have focused on increasing mid-market and enterprise customers for Demio. Progress towards this is reflected in our increase in multi-host Demio customers from 14 on January 1, 2021 to 163 on December 31, 2024.

We sell our products using a recurring subscription license model typical in SaaS businesses. Pricing tiers for our main product, Demio, are based on the number of host-capable users, desired feature sets, and maximum audience size. Boost pricing tiers are based on the Demio plan to which the customer subscribes. Reach pricing is based on the number of event campaigns a customer has access to run simultaneously or the maximum number of registrations a customer is allowed to generate per subscription period. Banzai’s customer contracts vary in term length from single months to multiple years.

Banzai generated revenue approximately $4.5 million and $4.6 million during the year ended December 31, 2024 and 2023, respectively. Banzai has incurred significant net losses since inception, including net losses of approximately $31.1 million and $14.4 million for the year ended December 31, 2024 and 2023, respectively. Banzai had an accumulated deficit of $78.3 million and of $46.8 million as of December 31, 2024 and 2023, respectively.

Summary of our Mergers and Acquisitions

Business Combination with 7GC

On December 14, 2023, we consummated the Business Combination with Legacy Banzai. Pursuant to the terms of the Merger Agreement, the Business Combination was effected through (a) the merger of First Merger Sub with and into Legacy Banzai, with Legacy Banzai surviving as a wholly-owned subsidiary of 7GC and (b) the subsequent merger of Legacy Banzai with and into Second Merger Sub, with the Second Merger Sub being the surviving entity of the Second Merger, which ultimately resulted in Legacy Banzai becoming a wholly-owned direct subsidiary of 7GC. Upon closing the Business Combination, we changed our name from 7GC & Co. Holdings Inc. to Banzai International, Inc.

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OpenReel Merger

On December 18, 2024 (the “OR Closing Date”), we closed the merger (the “Merger”, the consummation of the Merger, the “Closing”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”), pursuant to an Agreement and Plan of Merger (the “OR Merger Agreement”), dated December 10, 2024, by and among the Company, OpenReel, certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub”), that was formed solely for purposes of consummating the Merger. Upon Closing, the Merger Sub merged with and into OpenReel, with OpenReel being the surviving entity (the “Surviving Entity”) thereafter as our direct and wholly owned subsidiary named “OpenReel, Inc.”.

At the effective time of the Merger (the “Effective Time”), each share of capital stock of OpenReel issued and outstanding immediately prior to the Effective Time (other than shares as to which dissenter’s rights have been properly exercised and certain other excluded shares) was converted into the right to receive our Common Stock, and pre-funded warrants, each exercisable for one (1) share of Banzai Common Stock at an exercise price of US$0.0001 (the “Pre-Funded Warrants”) issued in lieu thereof, in an amount equal to the quotient of $19,600,000 divided by the Conversion Price (as defined in the OR Merger Agreement) (the “Merger Consideration”).

The Merger Consideration consisted of an aggregate of 930,558 shares of Banzai Common Stock and 11,769,501 Pre-Funded Warrants. The shares of Banzai Common Stock and Pre-Funded Warrants issued by Banzai to the OpenReel Stockholders pursuant to the OR Merger Agreement were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. Refer to Note 3 and Note 11 for information about the accounting treatment of this merger.

Vidello Acquisition

On January 31, 2025, the Company closed on the Vidello Limited acquisition, a private limited company registered in England and Wales for approximately $2.7 million in cash ($2,500,000 are withheld for indemnification expenses and other holdback provisions in accordance with the Acquisition Agreement, the “Cash Consideration”) and 898,204 shares of Banzai Class A common stock, pursuant to an Acquisition Agreement (the “Acquisition Agreement”), dated December 19, 2024, by and among the Company, Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). Vidello Shareholders transferred all the outstanding shares of Vidello to the Company, therefore, Vidello became a direct and wholly owned subsidiary of the Company. The Share Consideration to the Vidello Shareholders pursuant to the Acquisition Agreement were issued in reliance upon the exemption from registration provided by Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Vidello provides a suite of products for 3D video creation, royalty free music, and video marketing, with over $6.5 million in TTM revenue, $2 million in TTM EBITDA, while expected to reduce the combined company in operating losses to approximately $1.3 million per year.

Act On Merger

On January 22, 2025, the Company entered into an Agreement and Plan of Merger (the “AO Merger Agreement”) with Act-On Software Inc., a Delaware corporation (“Act-On”), and Banzai Passage Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Passage”) that was formed solely for purposes of consummating the transactions contemplated in the AO Merger Agreement (the “AO Merger”). Pursuant to the AO Merger Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon closing of the AO Merger (the “Closing”), Act-On will merge with and into Passage, with Act-On surviving the AO Merger (the “AO Surviving Entity”), thereafter being a direct, wholly owned subsidiary of Banzai. The AO Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. Although the Company cannot guarantee that the Act On Merger will close, the Company expects to close the transaction in Q2 2025.

Subject to the terms and conditions of the AO Merger Agreement, at the effective time of the Merger (the “AO Effective Time”), the aggregate merger consideration to be issued to Act-On Stockholders and certain Management Employees (as defined in the AO Merger Agreement) shall be a total of approximately $35,050,000, payable in cash and in shares of our Class A Common Stock, subject to adjustment as set forth in the AO Merger Agreement (the “AO Merger Consideration”). The adjustments to the AO Merger Consideration in the AO Merger Agreement include a customary working capital adjustment based on the amount by which certain working capital items at closing are greater or less than the target working capital as defined in the AO Merger Agreement. In addition to the AO Merger Consideration, at the AO Effective Time, we will fully pay off a certain loan owed to a certain lender of Act-On as of the AO Closing (the “Payoff Amount”) and the out-of-pocket expenses incurred by Act-On in connection with the AO Merger (the “Transaction Expenses”) in cash to Act-On Stockholders, and issue a number of shares of Class A Common Stock (the “AO Share Consideration”) (or pre-funded warrants in lieu thereof, the “AO Pre-Funded Warrants”) to Act-On Stockholders and Management Employees that equal to the quotient of $33,200,000 divided by the average of the daily volume-weighted average trading prices of Class A Common Stock for the consecutive five (5) Trading Days (as defined in the AO Merger Agreement) immediately prior to and including the Trading Day immediately preceding the date of closing (the “AO Closing Date”) (the “Banzai 5-Day VWAP”).

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Notwithstanding anything in the AO Merger Agreement to the contrary, Banzai shall not issue any shares of Class A Common Stock, to the extent that the issuance of shares of Class A Common Stock as AO Share Consideration would result in the Act-On Stockholders and Management Employees receiving an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock and shares of Class B Common Stock issued and outstanding immediately prior to the AO Effective Time (the “Nasdaq Ownership Limitation”). In addition, notwithstanding anything in the AO Merger Agreement and AO Pre-Funded Warrants to the contrary, Banzai shall not issue any shares of Class A Common Stock, to the extent that any issuance of the shares of Class A Common Stock as AO Share Consideration would result in an Act-On Stockholder or a Management Employee, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) more than 4.99% of the Class A Common Stock issued and outstanding immediately following such issuance (the “Beneficial Ownership Limitation” and, together with Nasdaq Ownership Limitation, the “Ownership Limitations”). If and to the extent either of the Ownership Limitations prevents Banzai from issuing AO Share Consideration comprised exclusively of shares of Class A Common Stock, then Banzai instead will issue as AO Share Consideration (i) the maximum number of shares of Class A Common Stock that may be issued without exceeding either Ownership Limitation, and (ii) AO Pre-Funded Warrants exercisable for the number of shares of Class A Common Stock the issuance of which was prevented by application of the Ownership Limitations.

Some of the shares of Class A Common Stock and AO Pre-Funded Warrants will be issued to the Management Employees under Banzai’s 2023 equity incentive plan, as amended, pursuant to the registration statement on Form S-8, as amended (File No. 333-278218) and some of the shares of Class A Common Stock and AO Pre-Funded Warrants will be issued to certain Act-On Stockholders and Management Employees in reliance upon exemption provided by Rule 506(b) of Regulation D promulgated thereunder of the Securities Act, pursuant to a subscription booklet (the “Subscription Booklet”).

Each AO Pre-Funded Warrant shall have an exercise price of $0.001 per each share of Class A Common Stock issuable thereunder. The AO Pre-Funded Warrants will be registered in Banzai’s books and will not be listed for trading on any stock exchange or trading market. The terms of the AO Pre-Funded Warrants will provide that Banzai shall not issue shares of Class A Common Stock to any holder of a AO Pre-Funded Warrant upon the exercise thereof to the extent that after giving effect to such issuance, such holder would beneficially own a number of shares of Class A Common Stock in excess of the Nasdaq Ownership Limitation. Notwithstanding the foregoing, the Nasdaq Ownership Limitation shall not apply following the receipt of the Banzai stockholder approval contemplated by Rule 5635 of the Nasdaq listing rules with respect to the issuance of shares of Class A Common Stock upon exercise of the AO Pre-Funded Warrants in excess of the Nasdaq Ownership Limitation (the “AO Stockholder Approval”). The AO Pre-Funded Warrants also contain a beneficial ownership limitation that provides that the Company shall not effect any exercise of the AO Pre-Funded Warrants, and the holders of the AO Pre-Funded Warrants shall not have the right to exercise any portion of the AO Pre-Funded Warrants, to the extent that after giving effect to such issuance after exercise, the holder would beneficially own in excess of the Beneficial Ownership Limitation.

Following the Closing, Banzai will convene and hold a special meeting of its stockholders to obtain the AO Stockholder Approval (the “AO Special Meeting”). In connection with the AO Special Meeting, on January 22, 2025, Joseph P. Davy, Banzai’s Chief Executive Officer, who holds approximately 78.55% of Banzai’s total voting power as of the date of the AO Merger Agreement, entered into a Voting and Support Agreement, with Banzai (the “Voting and Support Agreement”) that obligates him to vote all the shares of Class B Common Stock beneficially owned by him in favor of the AO Stockholder Approval.

Pursuant to the AO Merger Agreement, Banzai will withhold from the AO Share Consideration a number of shares of Class A Common Stock equal to the quotient of $2,000,000 divided by the Banzai’s 5-Day VWAP, as adjusted pursuant to the AO Merger Agreement (the “Indemnification Holdback Amount”), as security for the obligations of Act-On Stockholders pursuant to the AO Merger Agreement. The Indemnification Holdback Amount shall be held for a period of twelve (12) months following the Closing Date (the “Indemnification Holdback Period”) and shall be released to Act-On Stockholders and Management Employees (in accordance with the Allocation Schedule) within ten (10) business days of the expiration of the Indemnification Holdback Period. The released aggregate amount shall be equal to (a) the Indemnification Holdback Amount, as allocated to Act-On Stockholders and Management Employees in accordance with the Allocation Schedule, less (b) any amounts set off against the Indemnification Holdback Amount pursuant to the AO Merger Agreement. The Indemnification Holdback amount shall be held by the Transfer Agent for the benefit of Act-On Stockholders and Management Employees and shall be released to Act-On Stockholders and Management Employees pursuant to the terms of a certain share consideration escrow agreement (the “Escrow Agreement”) by and among Banzai, Act-On, each of Act-On Stockholders and Management Employees and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Escrow Agent”).

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On or prior to the consummation of the AO Merger, parties will enter into the Escrow Agreement, pursuant to which, the Escrow Agent shall hold, for the benefit of Banzai, the Indemnification Holdback Amount. The Escrow Agent shall administer the Indemnification Holdback Amount in accordance with the written instructions jointly provided by Banzai and Act-On to the Escrow Agent to release the Indemnification Holdback Amount, or any portion thereof, as set forth in such instruction.

On or prior to the consummation of the AO Merger, Banzai shall execute and deliver to the Act-On Stockholders and Management Employees a registration rights agreement (the “AO Registration Rights Agreement”), pursuant to which, among other things, Banzai will agree to register for resale, within five (5) Business Days (as defined in the AO Merger Agreement) following the AO Closing, on an applicable registration statement under the Securities Act, the shares of Class A Common Stock, to be issued to the Act-On Stockholders and Management Employees pursuant to the AO Merger Agreement and the shares of Class A Common Stock issuable upon exercise of the AO Pre-Funded Warrants.

The Closing of the AO Merger by each of Banzai, Merger Sub, and Act-On is subject to customary conditions, including (1) (A) adoption of the AO Merger Agreement by the Act-On Stockholders that hold the requisite percentage necessary to approve the AO Merger under Act-On’s Amended and Restated Certificate of Incorporation and (B) approval of the AO Transaction by Banzai’s board of directors, (2) authorization for listing on the Nasdaq Capital Market of the shares of Class A Common Stock to be issued in the AO Merger, subject to official notice of issuance, and (3) the absence of any order, injunction, decree or other legal restraint preventing the completion of the AO Merger or making the completion of the AO Merger illegal. Each party’s obligation to complete the AO Merger is also subject to certain additional customary conditions, including subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the AO Merger Agreement. The AO Merger Agreement also contains customary representations, warranties, and indemnities of Banzai and Act-On.

Reverse Stock Split

On August 29, 2024, we held a special meeting of securityholders (the “Special Meeting”). At the Special Meeting, the Company’s securityholders approved the proposal to amend our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board of Directors. On September 10, 2024, our Board determined to effect a reverse stock split at a ratio of 1-for-50, effective as of September 19, 2024 and filed an amendment with the Secretary of State of the State of Delaware.

Nasdaq Listing

Due to prior noncompliance with certain Nasdaq listing rules, we had a hearing before The Nasdaq Hearings Panel (the “Panel”), on September 19, 2024. Following that hearing, the Panel determined to phase our Common Stock down from The Nasdaq Global Market to The Nasdaq Capital Market. As of October 31, 2024, our Common Stock trades on The Nasdaq Capital Market, under the same symbol, BNZI.

On October 18, 2024, the Company a letter from Nasdaq stating that the Company has regained compliance with Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) by maintaining a minimum closing bid price of the Company’s common stock (the “Common Stock”) of $1.00 or greater per share for the 10 consecutive business days, from September 19, 2024 through October 18, 2024, and that the Minimum Bid Price Requirement matter is now closed. The Company must still regain compliance with Listing Rule 5450(b)(2)(A) (the (“Market Value of Listed Securities”).

On November 7, 2024, the Company also received a letter from the staff at Nasdaq in relation to a letter from April 3, 2024, notifying the Company that, for the 10 consecutive trading days, from October 24, 2024 to November 6, 2024, the Company’s MVPHS had been $1,000,000 or greater, and as such the staff determined that the Company had regained compliance with Listing Rule 5550(a)(5) and the matter was closed.

On November 7, 2024, Nasdaq determined that for the 10 consecutive trading days, from October 24, 2024 to November 6, 2024, the Company’s MVPHS has been $1,000,000 or greater and therefore the Company regained compliance with Listing Rule 5550(a)(5) (the equivalent of Listing Rule 5450(b)(2)(A) for the Capital Markets) and the matter is closed.

On February 12, 2025, the Company received a letter from the Nasdaq Stock Market LLC, Office of the General Counsel that Nasdaq’s Listing Qualifications staff confirmed that the Company has demonstrated compliance with all of The Nasdaq Stock Market’s listing requirements and therefore the Company’s securities will remain listed on the Exchange. However, there can be no assurance that the Company will be able to maintain compliance with Nasdaq listing standards. Please see “Risk Factors” for more information.

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2024 Financings

The Company may seek to raise additional capital through a private placement leveraging SEPA with the proceeds to support its operation and expansion through acquisition.

On May 22, 2024, we priced a “best efforts” public offering for the sale by the Company of an aggregate of 104,556 shares of our Class A common stock, pre-funded warrants exercisable into 173,222 shares of Class A Common Stock (the “May Pre-Funded Warrants”), and common warrants exercisable into 277,778 shares of Class A Common Stock (the “Common Warrants”). The public offering price was $9.00 per aggregate share. The May Pre-Funded Warrants are exercisable immediately, may be exercised at any time until all of the May Pre-Funded Warrants are exercised in full, and have an exercise price of $0.0050. The Common Warrants are exercisable immediately for a term of five years and have an exercise price of $9.00.

A.G.P./Alliance Global Partners (“AGP”) acted as placement agent for the offering, pursuant to a placement agency agreement, dated May 22, 2024, between the Company and AGP (the “Placement Agency Agreement”). Under the Placement Agency Agreement, AGP received a cash fee of $174,939 and warrants (the “Placement Agent Warrants”) to purchase 16,667 shares of our Class A Common Stock at an exercise price per share equal to $10.00. The offering closed on May 28, 2024.

Recent Wainwright Private Financing

On September 24, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor for the issuance and sale in a private placement (the “Private Placement”) of (i) pre-funded warrants (“HCW Pre-Funded Warrants”) to purchase up to 1,176,471 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.001 per share, (ii) Series A warrants (the “Series A Warrants”) to purchase up to 1,176,471 shares of Common Stock, at an exercise price of $4.00 per share, and (iii) Series B warrants (the “Series B Warrants” and together with the Series A Warrants and the Placement Agent Warrants (defined below), the “Warrants” ) to purchase up to 1,176,471 shares of Common Stock at an exercise price of $4.00 per share. The Series A Warrants are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance. The Series B Warrants are exercisable immediately upon issuance and have a term of exercise equal to eighteen (18) months from the date of issuance. The combined purchase price per HCW Pre-Funded Warrant and accompanying Warrants was $4.249. The Private Placement closed on September 26, 2024.

A holder of the HCW Pre-Funded Warrants and the Warrants may not exercise any portion of such holder’s HCW Pre-Funded Warrants or Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, holders of the Warrants will have the right to receive the Black Scholes Value of their Warrants calculated pursuant to a formula set forth in the Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of Common Stock.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of September 24, 2024, with the investor, pursuant to which the Company agreed to prepare and file a registration statement on Form S-1 to register the resale of the shares of Common Stock underlying the HCW Pre-Funded Warrants and the Warrants, and to use its best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than forty-five (45) days following the date of the Registration Rights Agreement (or seventy-five (75) days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC). The Company filed an initial registration statement on Form S-1 (File No. 333-282506) with the SEC on October 4, 2024 and it was declared effective on November 6, 2024.

The net proceeds to the Company from the Private Placement were approximately $4.4 million, after deducting placement agent fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds received from the Private Placement to support general corporate purposes and working capital.

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H.C. Wainwright & Co., LLC (“Wainwright”) acted as the Company’s exclusive placement agent in connection with the Private Placement, pursuant to that certain engagement letter, dated as of September 12, 2024, as amended, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company paid Wainwright (i) a total cash fee equal to 7.5% of the aggregate gross proceeds of the Private Placement (inclusive of the gross proceeds to be received from the exercise of any Warrants), (ii) a management fee of 1.0% of the aggregate gross proceeds of the Private Placement (inclusive of the gross proceeds to be received from the exercise of any Warrants), and (iii) a non-accountable expense allowance of $50,000. In addition, the Company issued to Wainwright or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 88,235 shares of Common Stock at an exercise price equal to $5.3125 per share and, if any Warrants are exercised for cash will be obligated to issue to Wainwright additional Placement Agent Warrants equal to 7.5% of the total Warrants exercised, if any. The Placement Agent Warrants have substantially the same terms as the Warrants, are exercisable immediately upon issuance and have a term of exercise equal to five (5) years from the date of issuance.

Pursuant to the Purchase Agreement, the Company agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until sixty (60) days after the effective date of the Registration Statement. The Company has also agreed not to effect any Variable Rate Transaction (as defined in the Purchase Agreement) until one (1) year after the effective date of the Registration Statement (subject to certain exceptions). Since the OR Merger requires the Company to issue shares to the OpenReel Stockholders and file a registration statement prior to the expiration of the aforesaid period, the Wainwright Investor agreed o waive the Protective Provisions (the “Waiver”). In consideration for the Waiver, the Company agreed to reduce the exercise price of the Warrants issued to the Wainwright Investor from $4.00 to $2.50 per share.

The Engagement Letter and the Purchase Agreement contain customary representations and warranties and agreements and obligations, conditions to closing and termination provisions. The foregoing descriptions of terms and conditions of the Purchase Agreement, the HCW Pre-Funded Warrants, the Series A Warrants, the Series B Warrants, the Placement Agent Warrants, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the form of the Purchase Agreement, the form of the HCW Pre-Funded Warrant, the form of the Series A Warrant, the form of the Series B Warrant, the form of the Placement Agent Warrant, and the form of the Registration Rights Agreement, which are attached hereto as Exhibits.

Between January 1, 2024 and December 31, 2024, 454,158 shares of Class A Common Stock had been issued upon conversion of outstanding promissory notes issued to YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP and a cash payment of $750,000 was made in May 2024. The aggregate principal amount was fully satisfied such that there is no remaining balance under the Yorkville Promissory Notes as of December 31, 2024.

Debt Equitization Plan

From August 23, 2024 to December 31, 2024 the Company entered into various agreements to reorganize outstanding debt from certain creditors (collectively, the “Creditors”) into shares of the Company’s Class A Common Stock (the “Shares”) (collectively, the “Debt Reorganization”). The Shares issued as part of the Debt Reorganization are a mix of Shares that the Company agreed to register in a registration statement on Form S-1 and Shares that are exempt from registration. As of April 10, 2025 the Company has issued an aggregate of 1,597,944 Shares to the Creditors in exchange for the cancellation of an aggregate of $5,068,547 of debt.

Amended and Restated Repayment Agreement with J.V.B Financial Group, LLC

On September 9, 2024, the Company entered into a Repayment Agreement (the “Original J.V.B Agreement”) with J.V.B Financial Group, LLC (“J.V.B”) acting through Cohen & Company Capital Markets Division (“Cohen”), pursuant to which the parties agreed that for services previously rendered valued at $115,000 (the “Outstanding Debt”), the Company shall issue J.V.B. unrestricted, freely-trading, registered shares of Common Stock pursuant to a resale registration statement on Form S-1 or S-3. On September 9, 2024, the Company and J.V.B. entered into an Amended and Restated Repayment Agreement (the “Amended J.V.B Agreement”) that allowed for the Outstanding Debt to be paid through the issuance of 29,077 Shares to J.V.B. Under the Amended J.V.B. Agreement, the Company agreed to file a Registration Statement on Form S-1 with the SEC for the public resale of the Shares. The Company shall use reasonable best efforts to cause the Registration Statement (the “Resale Registration Statement”) to be filed within 90 days after the signing of the Amended J.V.B. Agreement. If the minimum price, as defined in the Amended J.V.B. Agreement, on the date the Resale Registration Statement is declared effective is less than $3.955, the Company will issue additional Shares to J.V.B within one business day to ensure the total value of the Shares is equal the debt owed. The closing price on November 12, 2024, when the Resale Registration Statement went effective, was $1.94 which was below the minimum price. The residual unpaid fee balance, net of the 29,077 Shares paid, was $58,589 and was settled in cash as of December 31, 2024.

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Addendum to Letter Agreements with Roth Capital Partners, LLC

On October 5, 2022, the Company engaged Roth Capital Partners, LLC (“Roth”) to act as financial advisor to the Company in its then proposed business combination with 7GC & Co. Holdings, Inc. (“7GC”), pursuant to an agreement (the “Roth Agreement”). On October 14, 2022, 7GC entered into a similar agreement where MKM Partners, LLC, later acquired by Roth, would act as financial advisor to 7GC in its then proposed business combination with the Company (the “7GC Agreement”, together with the Roth Agreement, the “Letter Agreements”). On February 2, 2024, the Company entered into an Addendum to the Letter Agreements with Roth (the “Addendum”), where the Company agreed to pay the fees owed under the Roth Agreement and 7GC Agreement by (1) issuing to Roth 3,500 Shares and amending the Company’s registration statement on Form S-1 filed with the SEC on December 29, 2023 to include the initial 3,500 Shares to be issued, and 12,000 Shares that may be issued as additional shares, as defined in the Addendum, to Roth, and (2) on or before June 30, 2024, the Company shall pay to Roth an amount in cash equal to $300,000 (the “Cash Fee”); provided that, if, as a result of the Company’s cash position at such time, the Company determines in its reasonable discretion that the cash payment should not be made in cash, then the Company may elect to satisfy the cash payment by issuing to Roth, within three business days of such date, additional Shares. The number of Shares to be issued pursuant to the Addendum shall be determined by dividing the amount of the cash payment by the VWAP for the trading day immediately preceding the cash payment date. On September 6, 2024, the Company issued 35,294 Shares to Roth in lieu of the Cash Fee. The Shares are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and are to be issued as restricted stock with an appropriate restrictive legend.

Activate Agreement

The Company owed Activate, Inc. $261,000 for past services rendered. The parties agreed to write off 50% of that balance and for the remaining balance to be paid at the close of the Company’s next capital raise. The remaining 50% balance due to Activate was paid upon closing of the private placement that occurred in September 2024.

Floor Price Adjustment Agreement with Yorkville Advisors

On September 20, 2024, the Company entered into a Floor Price Reduction Agreement (the “Floor Price Reduction Agreement”) with YA II PN, LTD., a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (“Yorkville”). On May 3, 2024, the Company entered into a debt repayment agreement with Yorkville (the “Original Debt Repayment Agreement”) stating that $2 million of the proceeds from a registered sale of Shares and warrants would be used to repay a portion of the principal and interest on outstanding promissory notes (the “Outstanding Promissory Notes”). In return, Yorkville agreed not to convert any portion of the debt into shares or issue an investor notice under their Standby Equity Purchase Agreement (the “SEPA”) with Yorkville for 90 days (the “Standstill Period”). On May 22, 2024, the Company entered into an Amended Debt Repayment Agreement (the “Amended Debt Repayment Agreement”). Under the terms of the Amended Debt Repayment Agreement, the outstanding balance owed to Yorkville was reduced from $2 million to $750,000. Yorkville was still not allowed to convert debt into Shares or issue an investor notice for 90 days. On August 28, 2024, the Standstill Period ended, and Yorkville was free to resume delivering investor notices to convert outstanding debt into Shares. Due to the end of the Standstill Period and the Company’s recent reverse stock split, at a ratio of 1-to-50, the Company and Yorkville, pursuant to the Floor Price Adjustment Agreement, agreed to amend and restate the prior repayment agreements such that the outstanding principal under the Amended Debt Repayment Agreement was reduced to $0.7 million, with no remaining interest, the floor price, as described in the Outstanding Promissory Notes, was adjusted to $2.00, and the maturity date for the Outstanding Promissory Notes is extended by 120 days to January 17, 2025. As of the date of this Report, all of the Outstanding Promissory Notes have been settled.

Repayment Agreement with Cooley LLP

On September 19, 2024 the Company entered into a Repayment Agreement with Cooley LLP (“Cooley”) for previously provided legal services (the “Cooley Repayment Agreement”). Under the Cooley Repayment Agreement, the Company’s outstanding fees have been lowered from $1,523,029 to $400,000 (the “Cooley Unpaid Fee”) in exchange for 11 monthly installments of $36,300, with the first payment to be made on October 1, 2024. If payments are not made in accordance with the Repayment Agreement, Cooley retains the right to seek to collect the entire Cooley Unpaid Fee.

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Settlement Letter with CohnReznick LLP

On September 19, 2024, the Company entered into a Settlement Letter with CohnReznick LLP (“CohnReznick”) regarding the Company’s unpaid balance totaling $817,400 for services rendered in connection with the 7GC business combination with the Company (the “Settlement Letter”). Under the Settlement Letter, the Company and CohnReznick agreed to settle the total unpaid balance due, upon CohnReznick’s receipt of $450,000 (the “Settlement Amount”), which will be paid in 15 equal monthly installments of $30,000. In consideration of the Settlement Letter, CohnReznick has agreed to not to pursue collection efforts now or at any time in the future, except as otherwise provided in the Settlement Letter.

Repayment Agreement with Sidley Austin LLP

On September 19, 2024, the Company entered into a Repayment Agreement with Sidley Austin LLP (“Sidley”) for previously provided legal services (the “Sidley Repayment Agreement”). Under the Sidley Repayment Agreement, the Company’s outstanding fees have been lowered from $4,815,979 to $1,605,326 (the “Sidley Unpaid Fee”). Under the Sidley Repayment Agreement, the Company agrees to 12 monthly payments that Sidley applies to the balance of the Sidley Unpaid Fee on a 2 for 1 basis, such that for every one dollar ($1.00) paid by Company, Sidley shall reduce the Sidley Unpaid Fee Amount by an additional two dollars ($2.00).

Repayment Agreement with Donnelley Financial LLC

On September 13, 2024, the Company entered into a Repayment Agreement with Donnelley Financial LLC (“Donnelley”) for previously provided services (the “Donnelley Repayment Agreement”). Under the Donnelley Repayment Agreement, the Company’s outstanding fees have been lowered from $1,072,148 to $715,123 (the “Donnelley Unpaid Fee”). The Donnelley Unpaid Fee will be paid in 12 monthly installments, with the first monthly payment of $45,000 due on October 1, 2024; the remaining 11 payments shall each be in the amount of $28,366. Under the Donnelley Repayment Agreement, the Donnelley Unpaid Fee shall become immediately due and payable upon the occurrence of certain events, including failure to make a payment of the Donnelley Unpaid Fee when due and failure to pay for any additional services.

Repayment Agreement with Verista Partners, Inc.

On August 26, 2024, the Company entered into a Repayment Agreement with Verista Partners, Inc. aka Winterberry Group, (“Verista” or “Winterberry”) for previously provided services (the “Verista Repayment Agreement”). Under the Verista Repayment Agreement, the Company’s outstanding fees are $196,666 (the “Verista Unpaid Fee”). The Company and Verista have agreed that the Verista Unpaid Fee will be repaid with $66,666 worth of Shares of the Company, and $130,000 in 16 equal cash installment payments of $8,125, beginning on October 1, 2024, and on the first day of each month thereafter through January 1, 2026.

A copy of the Transaction Documents are attached hereto as Exhibits and are incorporated by reference herein. The foregoing summaries of the terms of the Transaction Documents do not purport to be a complete description of each of the documents described in this Report and are qualified in their entirety by such documents.

Alco and CP BF

On February 19, 2021, the Company, along with Joe Davy and Demio, Inc. (the “Guarantors”), issued a convertible promissory note (the “First Senior Convertible Note”) in an aggregate principal amount of $1,500,000 to CP BF Lending, LLC (“CP BF”) in connection with a loan agreement, dated February 19, 2021, between the Company and CP BF (the “Loan Agreement”). On October 10, 2022, the Loan Agreement was amended, whereby CP BF waived payment by the Company of four months of cash interest with respect to the term loan under the Loan Agreement in replacement for a convertible promissory note (the “Second Senior Convertible Note” and, together with the First Senior Convertible Note, the “Senior Convertible Notes”) issued by the Company in an aggregate principal amount of $321,345. On August 24, 2023, the Company and CP BF entered into a forbearance agreement (the “Original Forbearance Agreement”), as amended by the First Amendment to Forbearance Agreement, dated as of December 14, 2023 (collectively, the “Forbearance Agreement”), pursuant to which they agreed to amend and restate the Senior Convertible Notes so that they would not convert at the closing of a business combination as a “Change of Control” event. After the closing of the business combination that occurred on December 14, 2023, the Senior Convertible Notes became convertible, at CP BF’s option on 5 days’ written notice to the Company, into shares of the Company’s Common Stock. The Senior Convertible Notes provide that, at all times after a SPAC Transaction (as defined in the Senior Convertible Notes), the conversion price for any such conversion is approximately $4.35 per share, subject to adjustment as set forth therein.

As of September 23, 2024, the Company owed an aggregate of $10,758,775 under the Senior Convertible Notes.

After Closing, the Senior Convertible Notes became convertible, at CP BF’s option on 5 days’ written notice to the Company, into shares of Common Stock. The Senior Convertible Notes provide that, at all times after a SPAC Transaction (as defined in the Senior Convertible Notes), the conversion price for any such conversion is approximately $4.35 per share (subject to adjustment as set forth therein).

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On September 5, 2024, the Company entered into a Side Letter to the Loan Agreement whereby the Company agreed to enter into definitive transaction documents with CP BF and the Guarantors, whereby each agreed that substantially all of the outstanding obligations of the Company and Guarantors with regard to the Loan Agreement shall be consolidated and evidenced by a single convertible note (the “Convertible Note”), and that, absent an event of default, the Convertible Note shall accrue interest at a rate of 15.5%, which interest shall be paid in kind monthly (collectively, the “Rate Reduction”). In exchange for agreeing to the Rate Reduction, CP BF subscribed (the “Subscription”) for, and the Company agreed to issue to CP BF, 70,000 Shares; the Company also agreed to register those shares in a registration statement on Form S-1.

On September 23, 2024, the Company entered into such definitive transaction documents with CP BF, including a Securities Purchase Agreement (the “CP BF SPA”), a Registration Rights Agreement (the “RRA”), a Lock-Up Agreement (the “Lock Up”) and issued CP BF a Common Stock Purchase Warrant (the “Warrant”) and a Pre-Funded Warrant (the “CPBF Pre-Funded Warrant,” together with the CP BF SPA, RRA, Lock Up and Warrant, the “CP BF Transaction Documents”). Pursuant to the CP BF SPA, CP BF agreed to convert $2,000,000 in debt into $2,200,000 in equity, consisting of 260,849 shares of Common Stock, Warrants to purchase up to 565,553 shares of Common Stock and CPBF Pre-Funded Warrants to purchase up to 304,704 shares of Common Stock (all such securities and shares collectively referred to as the “CP BF Registrable Securities”). Under the CP BF SPA, CP BF elected to purchase CPBF Pre-Funded Warrants in lieu of shares of Common Stock in such manner to result in them paying the full Subscription Amount ($2,000,000) to the Company. The Warrant can be exercised at an initial exercise price of $4.02 per share, subject to adjustment for a term of five years. The CPBF Pre-Funded Warrants will be exercisable at any time after the date of issuance at an exercise price of $0.0001. Neither warrant may be exercised if the holder, together with its affiliates, would beneficially own more than 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. Both warrants may be exercised via cash or cashless exercise.

Pursuant to the RRA, the Company agreed to file a registration statement to register the CP BF Registrable Securities and for the registration statement to become effective on or before December 9, 2024.Under the Lock-Up, the Company’s CEO, Joe Davy, agreed not to sell an aggregate of 2,311,143 shares of Class B Common Stock that he owns until such time as CP BF no longer owns any of the CP BF Registrable Securities. Under the terms of the CP BF SPA, for a period of 45 days after the date the related Registration Statement is filed, except for certain specified transactions, the Company may not issue or enter into any agreement to issue shares of common stock, without CP BF’s prior written consent; the Company is similarly prohibited from entering into any variable rate transactions for a period of 12 months.

Although the Note has a principal amount of $10,758,775, taking into account the purchase and sale pursuant to the CP BF SPA, the Company continued to owe $8,758,775 to CP BF. CP BF agreed to convert such debt into a consolidated convertible loan, evidenced by a convertible note (the “Note”), via the Second Amendment to Loan Agreement, dated as of September 23, 2024 (the “Amended Loan Agreement”). Pursuant to the Amended Loan Agreement, interest shall accrue as payable-in-kind at an annual interest rate of 15.5% per annum, which shall increase to 20% upon the occurrence of an event of default. The Company shall also pay CP BF a $900 monthly servicing fee, which may increase by 7% annually if certain fees increase in cost and paid CP BF a one-time origination fee in the amount of $160,000. The Amended Loan Agreement also provides certain instances in which the Company must prepay the loan. Until such time as the loan is paid in full, CP BF maintains the right to appoint one representative to the Company’s Board of Directors to attend and observe the Board of Director meetings. Adding in a 1% exit fee on the Note, we agreed to register an aggregate of 2,279,271 shares of Common Stock underlying the Note in the related registration statement. The Note may be converted into shares of the Company’s Common Stock at a conversion price of $3.89 per share and matures on February 19, 2027.

On September 19, 2024, the Company and Alco agreed to convert $4,708,099 of debt into $5,178,909 in equity, on the same terms as set forth in the CP BF Transaction Documents (the “Alco Transaction Documents”, together with the CP BF Transaction Documents, the “Transaction Documents”). Accordingly, Alco shall receive, and we agreed to register 282,420 shares of Common Stock, Warrants to purchase up to 1,331,340 shares of Common Stock and pre-funded warrants to purchase up to 1,048,920 shares of Common Stock (collectively, the “Alco Securities”). As consideration for the repayment of all of Alco’s outstanding debt, $470,810 was credited toward the purchase price of the Alco Securities.

A copy of the Transaction Documents are attached hereto as Exhibits and are incorporated by reference herein. The foregoing summaries of the terms of the Transaction Documents do not purport to be a complete description of each of the documents described in this Report and are qualified in their entirety by such documents.

We initially filed a registration statement on Form S-1 (File No. 333-282306) on September 24, 2024 to register the shares of Common Stock issuable to CP BF and Alco pursuant to the above mentioned agreements and the registration statement was declared effective on October 10, 2024.

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2025 Financings

On January 30, 2025, we entered another Convertible Promissory Note (the “2025 Note”) with Yorkville, in principal amount of $3,500,000 (the “2025 Original Principal Amount”), to be used as an advance under the outstanding SEPA. We received the payment on January 31, 2025.

The Note was issued on January 30, 2025 (the “2025 Issuance Date”) and the maturity date of the Note is July 31, 2025, but may be extended at the option of the Company (the “2025 Maturity Date”). Beginning on February 28, 2025 and continuing on March 31, 2025 and April 30, 2025, (each, an “2025 Installment Date”), the Company shall repay a portion of the outstanding balance of this Note in an amount equal to the sum of (i) $1,500,000 of Principal in respect to the first two Installment Dates, and $500,000 in respect of the third Installment Date (or the outstanding Principal if less than such amount), plus (ii) a payment premium (in an amount equal to 4% of the Principal amount being paid (the “2025 Payment Premium”), and (iii) accrued and unpaid interest hereunder as of each Installment Date (collectively, the “2025 Installment Amount”). The Company maintains the right to pay each Installment Amount in cash or via an Advance Notice pursuant to the SEPA or any combination thereof. The Note bears an interest rate of 0% for the first 90 days following the Issuance Date, and 6% thereafter (the “2025 Interest Rate”). The Interest Rate shall increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined by the Note). The Note is convertible into shares of our Class A Common Stock at a conversion price of $2.00 per share (the “2025 Conversion Price”). The Investor may elect to convert part or all of the outstanding balance of the Note at any time or from time to time after the Issuance Date. The Company may prepay the outstanding amount at any time, in whole or in part, subject to a 4% premium, provided that (i) the Company provides the Investor with at least 10 trading days’ prior written notice (each, a “2025 Redemption Notice”) of its desire to prepay the outstanding amount (an “2025 Optional Redemption”), and (ii) on the date the Redemption Notice is issued, the VWAP of the Class A Common Stock is less than the Conversion Price.

A copy of the 2025 Note is attached hereto as an Exhibit and is incorporated by reference herein. The foregoing summaries of the terms of the 2025 Note does not purport to be a complete description of the 2025 Note described in this Report and is qualified in its entirety by such document.

Operating Metrics

In the management of our businesses, we identify, measure, and evaluate a variety of operating metrics, as described below. These key performance measures and operating metrics are not prepared in accordance with GAAP and may not be comparable to or calculated in the same way as other similarly titled measures and metrics used by other companies. Measurements are specific to the group being measured, i.e. total customers, new customers, or other cohorts. We currently use these operating metrics with our Demio product. We do not track and use these operating metrics with prior products.

The following table presents the percentage of Banzai’s revenue generated from Demio for the years ended December 31, 2024 and 2023 as compared to our other SaaS products.

	Year Ended December 31,	Year Ended December 31,
Revenue %	2024	2023
Reach	3.8%	4.5%
Demio	91.0%	94.9%
Other[1]	5.2%	0.6%
Total	100.0%	100.0%

1 Other includes Boost sales for the years ended December 31, 2024, and 2023 and OpenReel product sales from acquisition date (refer to Note 5 in the Notes to Consolidated Financial Statements) to December 31, 2024.

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Net Revenue Retention (“NRR”)

NRR is a metric Banzai uses to measure the revenue retention of its existing customer base. NRR calculates the change in revenue from existing customers by cohort over a period of time, after taking into account revenue lost due to customer churn and downgrades, and revenue gained due to upgrades and reactivations.

The formula for calculating NRR is: NRR = (Revenue at the beginning of a period - Revenue lost from churn, and downgrades + Revenue gained from expansion and reactivation) / Revenue at the beginning of the period.

The following table presents average monthly NRR for Demio for the years ended December 31, 2024 and 2023.

	Year Ended December 31,	Year Ended December 31,
Product: Demio	2024	2023
Average Monthly NRR	96.7%	95.5%

Average Customer Value (“ACV”)

ACV is a metric Banzai uses to calculate the total revenue that it can expect to generate from a customer in a year. ACV is commonly used in the SaaS industry to measure the value of a customer to a subscription-based company over a 12-month period. Banzai uses ACV to segment its customers and to determine whether the value of new customers is growing or shrinking relative to the existing customer base. Banzai uses this information to make strategic decisions about pricing, marketing, and customer retention.

The formula for calculating ACV is: ACV = Total Annual Recurring Revenue (ARR) / Total Number Customers, where ARR is defined as annual run-rate revenue of subscription agreements from all customers measured at a point in time.

The following table presents new customer ACV and total average ACV for Demio for the years ended December 31, 2024 and 2023.

	Year Ended December 31,	Year Ended December 31,
Product: Demio	2024	2023
New Customer ACV	$1,428	$1,355
Total Average ACV	$1,545	$1,406

Customer Acquisition Cost (“CAC”)

CAC is a financial metric Banzai uses to evaluate the average cost of acquiring a new customer. It includes marketing, sales, and other related expenses incurred while attracting and converting prospects into paying customers. CAC is a critical metric for Banzai to understand the efficiency and effectiveness of its marketing and sales efforts, as well as to ensure sustainable growth.

The formula for calculating CAC is: CAC = Total Sales & Marketing Cost / Number of Customers Acquired.

The following table presents CAC for Demio for the years ended December 31, 2024 and 2023.

	Year Ended December 31,	Year Ended December 31,
Product: Demio	2024	2023
Customer Acquisition Cost (CAC)	$1,519	$1,030

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Customer Churn %

Customer Churn % is the rate of customers who deactivate in a given period relative to the number of active customers at the beginning of such period or end of the prior period. Understanding drivers of churn allows Banzai to take measures to reduce the number of customers who deactivate and increase the overall rate of customer retention. There are two types of Churn % measured: Revenue churn and Customer (or logo) churn.

The formula for calculating Churn % is: Churn % = [# or $ value of] Deactivations / [# or $ value of] Active Customers (Beginning of period).

The following table presents revenue Churn and new customer (or logo) Churn for Demio for the years ended December 31, 2024 and 2023.

	Year Ended December 31,	Year Ended December 31,
Product: Demio	2024	2023
Average Monthly Churn - Revenue	5.7%	6.9%
Average Monthly Churn - Customer (Logo)	6.3%	7.9%

Churn - Customer (Logo) represents the number of customers, whereas the non-Logo Churn is based on sales dollars.

Customer Lifetime Value (“LTV”)

LTV is a financial metric Banzai uses to estimate the total revenue it can expect to generate from a customer throughout their entire relationship. LTV helps Banzai understand the long-term value of each customer, enabling it to make informed decisions about marketing, sales, customer support, and product development strategies. It also helps Banzai allocate resources more efficiently by identifying high-value customer segments to focus on growth and retention.

The formula for calculating LTV is comprised of two metrics: Monthly Recurring Revenue (MRR) and Customer Life represented in # of months. Calculations for these metrics on a per-customer basis, as follows:

MRR = ACV / 12

Customer Life (# of months) = 1 / Churn %

LTV = MRR * Customer Life (# of months)

MRR is calculated by aggregating, for all customers from customer base or the group being measured during that month, monthly revenue from committed contractual amounts. For customers on annual contracts, this represents their ACV divided by 12.

The following table presents MRR, Customer Life, and LTV for Demio for the years ended December 31, 2024 and 2023.

	Year Ended December 31,	Year Ended December 31,
Product: Demio	2024	2023
MRR (New Customers)	$129	$117
Customer Life (months)	17.5	14.5
LTV (New Customers)	$2,078	$1,635

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LTV / CAC Ratio

LTV / CAC ratio is a culminating metric measuring the efficiency of Sales and Marketing activities in terms of the dollar value of new business generated versus the amount invested in order to generate that new business. This provides a measurement of ROI for Sales and Marketing activities. A segmented view of LTV / CAC ratio gives additional insight into the profitability of various business development activities.

The formula for calculating LTV / CAC ratio is: LTV / CAC for the segment or activity being measured.

The following table presents the LTV / CAC ratio for Demio for the years ended December 31, 2024 and 2023.

	Year Ended December 31,	Year Ended December 31,
Product: Demio	2024	2023
LTV / CAC Ratio	1.5	1.6

Analysis of the Impact of Key Business Drivers on Financial Performance

Banzai strives to maximize revenue growth within a reasonable cost structure through optimizing and continuous monitoring of the key business metrics described above relative to SaaS industry benchmarks, Banzai’s direct competition, and historical company performance. This is accomplished through a combination of increased revenue per customer (higher ACVs and NRR) on an increasing customer base, generated through efficient customer acquisition (LTV / CAC ratio) and improved customer retention (lower churn, higher customer life). Other business activities contribute to improved performance and metrics, including but not limited to the following:

●	Customer Success and Onboarding, leading to maximum customer satisfaction and retention.

●	Product Development and Support, maximizing customer value, supporting usage and expansion revenue.

●	Company Initiatives, designed to improve trial experience and conversion rates, on-demand adoption, and emphasis on data to position our products as a system of automation and a system of record for our customers, supporting growth and retention.

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Identification of Operational Risk Factors

There are a number of key internal and external operational risks to the successful execution of Banzai’s strategy.

Internal risks include, among others:

●	Management and leadership issues: ineffective leadership, poor decision-making, or lack of direction.

●	Operational inefficiencies: inadequate processes and poor resource allocation may lead to decreased productivity or insufficient ROI.

●	Financial mismanagement: inadequate financial planning, improper accounting practices, or excessive debt can lead to financial instability.

●	Employee-related challenges: high turnover, lack of skilled staff, or internal conflicts can impact morale and productivity.

●	Technological obsolescence: failing to develop (or adapt) to new technologies in anticipation or response to changes in market trends can lead to competitive disadvantages.

External risks include, among others:

●	Economic factors: including economic downturns, inflation, or currency fluctuations impacting business spending and overall market conditions.

●	Competition: from established industry players to new entrants, eroding market share and profitability.

●	Legal and regulatory: changes in laws or regulations that impact operations or increase compliance costs.

●	Technological disruptions: from advancements in technology leading to obsolescence of existing products.

●	Unforeseen events: including natural disasters, geo-political instability, and pandemics, potentially impacting market demand, operational or supply chain disruption.

Analysis of the Impact of Operational Risks on Financial Performance

The risk factors described above could have significant impacts on Banzai’s financial performance. These or other factors, including those risk factors summarized in the section titled “Risk Factors” could impact Banzai’s ability to generate and grow revenue, contain costs, or inhibit profitability, cash flow, and overall financial performance:

●	Revenue and Sales: Internal risks from operating inefficiency or external factors, including economic downturns or increased competition, could lead to lower sales, impaired unit economics, and reduced revenue.

●	Costs and Expenses: Internal operating mismanagement or external factors, including supplier issues, may cause increased cost relative to revenue generation, resulting in insufficient return on investment or profit margins.

By continuing to conduct comprehensive risk monitoring and analysis on financial performance, Banzai can optimize its ability to make informed decisions and improve its ability to navigate internal and external challenges. Such activities include: identification and categorization of risks, quantification and analysis of potential severity, and development of risk mitigation strategies. It is also important for Banzai to ensure financial reports and disclosures accurately reflect the potential impact of risks on financial performance, essential for transparent communication with investors and stakeholders.

The Business Combination and Public Company Costs

The Business Combination was accounted for as a reverse recapitalization. Under this method of accounting, 7GC was treated as the acquired company for financial statement reporting purposes. Accordingly, for accounting purposes, the financial statements of Banzai represent a continuation of the financial statements of Legacy Banzai with the Business Combination treated as the equivalent of Legacy Banzai issuing stock for the net assets of 7GC, accompanied by a recapitalization. The net assets of 7GC were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Legacy Banzai in this and future reports of Banzai.

Due to the Business Combination, we became the successor to an SEC-registered and Nasdaq-listed company, which required Banzai to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. We incurred and expect to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting, legal and administrative resources, including increased audit and legal fees. We are qualified as an “emerging growth company.” As a result, we have been provided certain disclosure and regulatory relief. Our future results of operations and financial position may not be comparable to Legacy Banzai’s historical results of operations and financial position as a result of the Business Combination.

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Results of Operations

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Operating income:
Revenue	$4,528	$4,561	$(33)	-0.7%
Cost of revenue	1,423	1,445	(22)	-1.5%
Gross profit	3,105	3,116	(11)	-0.4%
Operating expenses:
General and administrative expenses	16,549	12,905	3,644	28.2%
Depreciation expense	24	7	17	242.9%
Total operating expenses	16,573	12,912	3,661	28.4%
Operating loss	(13,468)	(9,796)	(3,672)	37.5%
Other expenses (income):
SEPA commitment fee and deferred fee expense	—	3,826	(3,826)	-100.0%
GEM warrant expense	—	2,448
GEM commitment fee expense	—	2,000
GEM settlement fee expense	200	—	200	nm
Other expense (income), net	88	(63)	151	-239.7%
Interest income	—	(1)	1	-100.0%
Interest expense	—	1,068	(1,068)	-100.0%
Interest expense - related party	3,047	4,486	(1,439)	-32.1%
Gain on extinguishment of liabilities	(681)	—	(681)	nm
Loss on debt issuance	653	—	653	nm
Loss on extinguishment of term notes	1,072	—	1,072	nm
Loss on conversion and settlement of Alco promissory notes - related party	4,809	—	4,809	nm
Loss on conversion and settlement of CP BF notes - related party	6,529	—	6,529	nm
Change in fair value of warrant liability	(626)	(1,807)	1,181	-65.4%
Change in fair value of warrant liability - related party	(573)	115	(688)	-598.3%
Change in fair value of simple agreement for future equity	—	(208)	208	-100.0%
Change in fair value of simple agreement for future equity - related party	—	(2,752)	2,752	-100.0%
Change in fair value of bifurcated embedded derivative liabilities	—	(1,405)	1,405	-100.0%
Change in fair value of bifurcated embedded derivative liabilities - related party	(51)	(3,063)	3,012	-98.3%
Change in fair value of convertible notes	693	(34)	727	-2138.2%
Change in fair value of term notes	89	—	89	nm
Change in fair value of convertible bridge notes	(10)	—	(10)	nm
Yorkville prepayment premium expense	81	—	81	nm
Goodwill impairment	2,725	—	2,725	nm
Total other expenses (income)	18,045	4,610	13,435	291.4%
Loss before income taxes	(31,513)	(14,406)	(17,107)	118.7%
Income tax expense	—	—	—	nm
Net loss	$(31,513)	$(14,406)	$(17,107)	118.7%

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The percentage changes included in the tables herein that are not considered meaningful are presented as “nm”.

Components of Results of Operations

Revenue Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Revenue	$4,528	$4,561	$(33)	-0.7%

For the year ended December 31, 2024, Banzai reported total revenue of approximately $4,528 thousand, representing a decrease of approximately $33 thousand, or approximately 0.7%, compared to the year ended December 31, 2023. This decrease is primarily attributable to lower Reach revenue which declined by approximately $19 thousand due to a shift in Banzai’s focus to its Demio product and decision, which decision was reversed in the later part of Q1 2024, to begin phasing out the Reach product. In 2024 Banzai is revitalizing its focus on the Reach product through re-engineering and expanded sales efforts. Demio revenue was lower by approximately $223 thousand for the year ended December 31, 2024 as compared to the year ended December 31, 2023 due to churn and lower new sales period-over-period.

Cost of Revenue Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Cost of revenue	$1,423	$1,445	$(22)	-1.5%

For the years ended December 31, 2024 and 2023, Banzai’s cost of revenue totaled approximately $1,423 thousand and approximately $1,445 thousand, respectively. This represents a decrease of approximately $22 thousand, or approximately 1.5%, for the year ended December 31, 2024 as compared to the year ended December 31, 2023. This decrease is due primarily to lower customer base that led to an approximately 5% lower average cost per customer, driven by lower contracted services and infrastructure costs of approximately $84 thousand and $90 thousand, respectively.

Gross Profit Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Gross profit	$3,105	$3,116	$(11)	-0.4%

For the years ended December 31, 2024 and 2023, Banzai’s gross profit was approximately $3,105 thousand and approximately $3,116 thousand, respectively. This represents a decrease of approximately $11 thousand, or approximately 0.4% due to the decreases in revenue of approximately $33 thousand and decreases in cost of revenue of approximately $22 thousand described above.

Operating Expense Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Total operating expenses	$16,573	$12,912	$3,661	28.4%

57

Total operating expenses for the years ended December 31, 2024 and 2023, were approximately $16.6 million and approximately $12.9 million, respectively, an increase of approximately $3.7 million, or 28.4%. This increase was due primarily to an overall increase in salaries and related expenses by approximately $0.4 million, marketing expenses by approximately $0.7 million, technology expenses by approximately $0.3 million, rent expenses by approximately $0.1 million, transaction processing fees of approximately $0.3 million, costs associated with audit, technical accounting, and legal and other professional services of approximately $1.7 million. On September 16, 2024, the Company committed to a reduction in force (the “Reduction”) intended to decrease expenses and maintain a streamlined organization to support key programs and customers, and that is expected to conserve cash. As part of the Reduction, the Company reduced its headcount by 24 employees, which represented approximately 34% of the Company’s full-time employees as of September 15, 2024. The cost-saving measures from the Reduction are expected to reduce annual operating expenses by approximately an additional $1.3 million beginning in the fourth quarter of 2024. The Company estimates that it will incur total restructuring charges of approximately $0.1 million, including severance payments in connection with the Reduction. The Company completed the reduction on October 1, 2024.

Other Expense Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Total other expenses (income)	$18,045	$4,610	$13,435	291.4%

For the year ended December 31, 2024, Banzai reported total other expense of approximately $18.0 million. This represents an increase in other expenses of approximately $13.4 million from the year ended December 31, 2023, when the Company reported total other expenses of approximately $4.6 million. The change in other expenses, net was primarily driven by the following:

●	Loss on conversion and settlement of CP BF notes of approximately $6.5 million.

●	Loss on conversion and settlement of Alco promissory notes of approximately $4.8 million.

●	GEM settlement commitment fee expense of approximately $0.2 million.

●	Gain on extinguishment of debt of approximately $0.7 million recognized during the year ended December 31, 2024.

●	There were no changes in fair value of the simple agreement for future equity (“SAFEs”) during the year ended December 31, 2024 relative to a gain of approximately $3.0 million recognized during the year ended December 31, 2023, approximately $2.8 million of which related to related party SAFEs. All SAFEs were converted at the close of the Merger in December 2023.

●	Loss on issuance of debt of approximately $0.7 million.

●	Loss on extinguishment of term notes of approximately $1.1 million.

●	Change in fair value of warrant liability recorded as a gain (third party & related party) of approximately $1.2 million.

●	Interest expense (third party and related party) decreased by approximately $2.5 million.

●	Change in fair value of bifurcated embedded derivative liabilities during the year ended December 31, 2024 was approximately $0.1 million relative to an overall expenses of approximately $4.5 million during the year ended December 31, 2023.

●	Change in fair value of convertible promissory notes recorded as a loss of approximately $0.7 million.

●	Change in fair value of term notes recorded as a loss of approximately $0.1 million.

●	Yorkville prepayment premium expense of approximately $0.1 million.

●	Goodwill impairment of approximately $2.7 million recorded during the year ended December 31, 2024.

Provision for Income Taxes

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Income tax expense	$—	$—	$—	nm

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For the year ended December 31, 2024, Banzai’s reported provision for income tax expense was $0 thousand. Banzai did not report a provision for income tax expense for the year ended December 31, 2023.

Due to Banzai’s history of losses since inception, there is not enough evidence at this time to support that Banzai will generate future income of a sufficient amount and nature to utilize the benefits of its net deferred tax assets. Accordingly, the deferred tax assets have been reduced by a full valuation allowance, since Banzai cannot currently support that realization of its deferred tax assets is more likely than not.

At December 31, 2024, Banzai had no unrecognized tax benefits that would reduce Banzai’s effective tax rate if recognized.

Net Loss Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Net loss	$(31,513)	$(14,406)	$(17,107)	118.7%

For the years ended December 31, 2024 and 2023, Banzai reported net losses of approximately $31.5 million and approximately $14.4 million, respectively. The greater net loss is primarily due to an increase in total other expenses of approximately $13.4 million during the year ended December 31, 2024 compared to the year ended December 31, 2023, in addition to an increase in operating expenses of approximately $3.7 million.

Critical Accounting Estimates

Our condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States. The preparation of these condensed consolidated financial statements requires us to make judgments and estimates that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities in our financial statements. We base our estimates on historical experience, known trends and events and various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ from these estimates under different assumptions or conditions. On a recurring basis, we evaluate our judgments and estimates in light of changes in circumstances, facts, and experience. The effects of material revisions in an estimate, if any, will be reflected in the condensed consolidated financial statements prospectively from the date of the change in the estimate.

We believe that the following accounting policies are those most critical to the judgments and estimates used in the determination of opening balances in purchase accounting for business combinations, and in preparation of our financial statements.

Impairment of goodwill

Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually, in December, or more frequently if a triggering event occurs between impairment testing dates. As of December 31, 2024, the Company had two operating segments, which were deemed to be its reporting units, for the purpose of evaluating goodwill impairment, and the annual impairment test is performed as of December 31.

The Company’s impairment assessment begins with a qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying value. Qualitative factors may include, macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity and Company specific events. If, based on the qualitative test, the Company determines that it is “more likely than not” that the fair value of a reporting unit is less than its carrying value, then we evaluate goodwill for impairment by comparing the fair value of our reporting unit to its respective carrying value, including its goodwill. If it is determined that it is not likely that the fair value of the reporting unit is less than its carrying value, then no further testing is required.

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The selection and assessment of qualitative factors used to determine whether it is more likely than not that the fair value of a reporting unit exceeds the carrying value involves significant judgment and estimates. Fair values may be determined using a combination of both income and market-based approaches.

As of the annual impairment testing date of December 31, 2024, the Company bypassed the qualitative assessment and proceeded directly to the quantitative impairment test based on the stock price of the Company on the measurement date and economic uncertainty. To perform the quantitative assessment, the Company engaged a third-party service provider to assist management with the determination of the fair value of the Company. The Company estimated fair value of equity using the market capitalization method of the market approach, consideration of initiatives unknown by the market and evaluation of any implied control premium. Management further supported the conclusions by assessing a combination of an income valuation methodology, comprising a discounted cash flow analysis and market valuation methodologies, comprising the guideline public company and guideline transaction methods.

The market capitalization method calculated the aggregate market value of the Company based on the total number of outstanding shares of common and preferred stock and the market prices of the shares as of the assessment date. The Company evaluated conditions that were unknown by the market as of the assessment date and how a market participant would evaluate an implied control premium for the Company. The implied control premium was supported using a discounted cash flow analysis that contemplated the present value of assumed market participant cost savings and synergies.

The discounted cash flow (“DCF”) estimated the present value of future cash flows. A DCF analysis requires significant judgment to model financial forecasts, which included revenue growth, cost of sales as a percentage of revenue, gross profit margin, operating expenses as a percentage of revenue, EBITDA margin, EBITDA growth, industry and economic trends, and other relevant considerations. For periods beyond those forecasted, a terminal value was estimated based on an assumed long-term growth rate, which was derived using the Gordon Growth Model. The discount rate applied to the forecasted cash flows was calculated using a build-up approach, which starts with the risk-free interest rate, which was then calibrated for market and small stock risk premiums, including a beta, equity risk, size, and small stock risk premiums to reflect risks and uncertainties in the financial market and in the Company’s business projections.

The market approach for the guideline public company method utilizes observable market data from comparable public companies, including revenue multiples, to estimate the Company’s fair value. This approach also incorporates a control premium to represent the Company’s expectation of a hypothetical acquisition. The market approach for the guideline transaction method utilizes observable transactions of actual prices paid for target companies that operated in comparable industries or markets facing similar risks. Both methods of the market approach require judgment in the selection of comparable companies or comparable transactions and includes those with similar business activities, and related operating environments.

The results of the quantitative assessment indicated that the carrying amount of the Company’s OpenReel reporting unit exceeded its fair value, which resulted in an impairment loss of $2.7 million at December 31, 2024.

Significant negative industry or economic trends, including declines in the market price of the Company’s stock, reduced estimates of future cash flows or business disruptions could result in impairments to goodwill in the future, which would result in recording an impairment loss. Any resulting impairment loss could have a material adverse impact on the Company’s financial condition and results of operations. Management will continue evaluating the economic conditions at future reporting periods for triggering events.

Business combinations

The Company accounts for business combinations under the acquisition method of accounting, which requires the recognition of acquired tangible and identifiable intangible assets and assumed liabilities at their acquisition date fair values. These fair values are a result of valuation techniques that use significant assumptions that are subject to a high degree of judgment. The excess of the acquisition price over the fair value of assets acquired and liabilities assumed is recorded as goodwill. Results of operations related to acquired entities are included prospectively beginning with the date of acquisition. Acquisition-related costs are expensed as incurred.

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Non-GAAP Financial Measures

Adjusted EBITDA

In addition to our results determined in accordance with U.S. GAAP, we believe that Adjusted EBITDA, a non-GAAP measure as defined below, is useful in evaluating our operational performance distinct and apart from certain irregular, non-cash, and non-operational expenses. We use this information for ongoing evaluation of operations and for internal planning purposes. We believe that non- GAAP financial information, when taken collectively with results under GAAP, may be helpful to investors in assessing our operating performance and comparing our performance with competitors and other comparable companies.

Non-GAAP measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We endeavor to compensate for the limitation of Adjusted EBITDA, by also providing the most directly comparable GAAP measure, which is net loss, and a description of the reconciling items and adjustments to derive the non-GAAP measure. Some of these limitations are:

●	Adjusted EBITDA does not consider the potentially dilutive impact of stock-based compensation.

●	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or contractual commitments.

●	Adjusted EBITDA does not reflect impairment and restructuring costs.

●	Adjusted EBITDA does not reflect interest expense or other income.

●	Adjusted EBITDA does not reflect income taxes.

●	Adjusted EBITDA does not reflect audit, legal, incremental accounting and other expenses tied to M&A or the Business Combination.

●	Other companies, including companies in our own industry, may calculate Adjusted EBITDA differently from the way we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should only be considered alongside results prepared in accordance with GAAP, including various cash-flow metrics, net income (loss) and our other GAAP results and financial performance measures.

Adjusted EBITDA Analysis

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Adjusted EBITDA (Loss)	$(6,506)	$(11,944)	$5,438	-45.5%

For the year ended December 31, 2024, Banzai’s Adjusted EBITDA was approximately $6.5 million, reflecting a decrease in the earnings of approximately $5.4 million compared to a loss of approximately $11.9 million for the year ended December 31, 2023. This period-over-period decrease in earnings is primarily attributable to increased general and administrative expenses.

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Net Income/(Loss) to Adjusted EBITDA Reconciliation

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Net loss	$(31,513)	$(14,406)	$(17,107)	118.7%
Other expense (income), net	88	(63)	151	-239.7%
Depreciation expense	24	7	17	242.9%
Stock based compensation	1,166	1,246	(80)	-6.4%
Interest expense	—	1,068	(1,068)	-100.0%
Interest expense - related party	3,047	4,486	(1,439)	-32.1%
Income tax expense	—	—	—	nm
GEM settlement fee expense	200	—	200	nm
Gain on extinguishment of liabilities	(681)	—	(681)	nm
Loss on debt issuance	653	—	653	nm
Loss on issuance of term notes	1,072	—	1,072	nm
Loss on conversion and settlement of Alco promissory notes - related party	4,809	—	4,809	nm
Loss on conversion and settlement of CP BF notes - related party	6,529	—	6,529	nm
Change in fair value of warrant liability	(626)	(1,807)	1,181	-65.4%
Change in fair value of warrant liability - related party	(573)	115	(688)	-598.3%
Change in fair value of simple agreement for future equity	—	(208)	208	-100.0%
Change in fair value of simple agreement for future equity - related party	—	(2,752)	2,752	-100.0%
Change in fair value of bifurcated embedded derivative liabilities	—	(1,405)	1,405	-100.0%
Change in fair value of bifurcated embedded derivative liabilities - related party	(51)	(3,063)	3,012	-98.3%
Change in fair value of convertible notes	693	(34)	727	-2138.2%
Change in fair value of term notes	89	—	89	nm
Change in fair value of convertible bridge notes	(10)	—	(10)	nm
Yorkville prepayment premium expense	81	—	81	nm
Goodwill impairment	2,725	—	2,725	nm
Transaction related expenses*	5,772	4,746	1,026	21.6%
Adjusted EBITDA (Loss)	$(6,506)	$(11,944)	$5,438	-45.5%

* Transaction related expenses include

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Professional fees - audit	$499	$560	$(61)	-10.9%
Professional fees - legal	1,969	254	1,715	675.2%
Incremental accounting	1,726	2,731	(1,005)	-36.8%
Market study, M&A support	1,578	1,201	377	31.4%
Transaction related expenses	$5,772	$4,746	$1,026	21.6%

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Liquidity and Capital Resources

Going Concern

Since inception, Banzai has financed its operations primarily from the sales of redeemable convertible preferred stock and convertible promissory notes, and proceeds from senior secured loans. As of December 31, 2024, Banzai had cash of approximately $1.1 million.

Banzai has incurred losses since its inception, had a working capital deficit of approximately $25.6 million as of December 31, 2024, and had an accumulated deficit at December 31, 2024 totaling approximately $78.3 million. As of December 31, 2024, Banzai had approximately $3.6 million and approximately $8.9 million aggregate principal amount outstanding on term/promissory notes and convertible notes, respectively. During the year ended December 31, 2024, Banzai raised additional capital under the SEPA through the issuance of additional convertible notes for a total of approximately $2.5 million to fund the Company’s operations. Additionally, during the year ended December 31, 2024, the Company issued non-cash share payments of approximately $3.9 million in partial settlement of the Yorkville Promissory Note financing, and made an approximately $0.5 million non-cash share payment to settle the deferred fee liability payable to Yorkville in terms of the SEPA. In May 2024 the Company entered into the Amended Repayment Agreement which extended the maturity date on the convertible notes to September 25, 2024, and pursuant to which the Company made a cash payment of $0.8 million in partial settlement of the Yorkville Promissory Notes. In December 2024 the Company raised approximately $0.9 million through the sale of 550,000 shares of Class A Common Stock to Yorkville pursuant to the terms of the SEPA. These stock issuances described herein do not represent sources of new capital, rather the issuances were made to settle existing liabilities in lieu of cash payments, as described above. Banzai has historically used debt financing proceeds principally to fund operations. On May 22, 2024 and September 24, 2024, Banzai entered into a securities purchase agreement with accredited investors, providing for the issuance and sale of Common Stock, pre-funded warrants, and common warrants in a registered direct offering. The aggregate gross proceeds to the Company from the May 2024 and September 2024 Offerings were approximately $2.5 million and $5.0 million, respectively.

Banzai’s intends to seek additional funding through the SEPA arrangement and other equity financings in 2025. If Banzai is unable to raise such funding, Banzai will have to pursue an alternative course of action to seek additional capital through other debt and equity financing. On January 30, 2025, we entered another Convertible Promissory Note (the “2025 Note”) with Yorkville, in principal amount of $3,500,000 (the “2025 Original Principal Amount”), to be used as an advance under the outstanding SEPA. We received the payment on January 31, 2025.

On September 16, 2024, the Company committed to a reduction in force (the “Reduction”) intended to decrease expenses and maintain a streamlined organization to support key programs and customers, and that is expected to conserve cash. As part of the Reduction, the Company reduced its headcount by 24 employees, which represented approximately 34% of the Company’s full-time employees as of September 15, 2024. The cost-saving measures from the Reduction are expected to reduce annual operating expenses by approximately an additional $1.3 million beginning in the fourth quarter of 2024. The Company estimates that it will incur total restructuring charges of approximately $0.1 million, including severance payments in connection with the Reduction. The Company completed the reduction in October, 2024.

If Banzai is unable to raise sufficient additional capital, through future debt or equity financings or through strategic and collaborative ventures with third parties, Banzai will not have sufficient cash flows and liquidity to fund its planned business for 12 months from the issuance of these financial statements. There can be no assurances that Banzai will be able to secure alternate forms of financing at terms that are acceptable to management. In that event, Banzai might be forced to limit many of its business plans and consider other means of creating value for its stockholders. Based on the factors described above, and after considering management’s plans, there is substantial doubt about Banzai’s ability to continue as a going concern within one year from the date the financial statements were available to be issued. The accompanying condensed consolidated financial statements have been prepared assuming Banzai will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

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Cash Flows

The following table sets forth Banzai’s cash flows for the years ended December 31, 2024 and 2023:

	Year Ended December 31,	Year Ended December 31,	Year-over-	Year-over-
($ in Thousands)	2024	2023	Year $	Year %
Net loss	$(31,513)	$(14,406)	$(17,107)	118.7%
Adjustments to reconcile net loss to net cash used in operating activities:	22,013	12,855	9,158	71.2%
Net cash used in operating activities	(9,575)	(1,551)	(8,024)	517.3%
Net cash provided by investing activities	82	—	82	nm
Net cash provided by financing activities	8,487	2,621	5,866	223.8%
Net increase / (decrease) in cash	$(1,006)	$1,070	$(2,076)	-194.0%

Cash Flows for the Year Ended December 31, 2024

Net cash used in operating activities was approximately $9.6 million for the year ended December 31, 2024. Net cash used in operating activities consists of net loss of approximately $31.5 million, offset by total adjustments of approximately $22.0 million for non-cash items and the effect of changes in working capital. Non-cash adjustments primarily included loss on conversion and settlement of Alco promissory notes of approximately $4.8 million, loss on conversion and settlement of CP BF notes of approximately $6.5 million, non-cash settlement of the GEM commitment fee of approximately $0.2 million, non-cash share issuance for marketing expenses of approximately $0.2 million, non-cash share issuance for Yorkville redemption premium of approximately $0.1 million, stock-based compensation expense of approximately $1.2 million, gain on extinguishment of liability of approximately $0.7 million, loss on issuance of debt of approximately $0.7 million, loss on extinguishment of term notes of approximately $1.1 million, non-cash interest expense of approximately $2.3 million (approximately $1.53 million for related party), amortization of debt discount and issuance costs for related party of approximately $1.4 million, amortization of operating lease ROU assets of approximately $0.1 million, fair value adjustment for warrant liabilities gain of approximately $1.2 million (gain of approximately $0.6 million for related party), fair value adjustment to related party bifurcated embedded derivative liabilities gain of approximately $0.1 million, fair value adjustment of convertible promissory notes of approximately $0.7 million, fair value adjustment of term notes of approximately $0.1 million, goodwill impairment loss of approximately $2.7 million, and net of change in operating assets and liabilities of approximately $1.8 million.

Net cash provided by investing activities was approximately $0.1 million for the year ended December 31, 2024 and was related to cash acquired in the acquisition of OpenReel.

Net cash provided by financing activities was approximately $8.5 million for the year ended December 31, 2024, and was primarily related to proceeds from convertible debt financing of approximately $2.6 million, net proceeds from issuance of common stock of approximately $6.3 million, net proceeds from the issuance of term notes of approximately $2.8 million, proceeds from related party advance of approximately $0.1 million, proceeds from issuance of shares under the SEPA agreement of approximately $0.9 million, repayment of term notes of approximately $1.9 million, partial repayment of convertible notes with a related party of approximately $0.3 million, repayment of Yorkville convertible notes of approximately $0.8 million, and payment of the GEM commitment fee of approximately $1.2 million.

Cash Flows for the Year Ended December 31, 2023

Net cash used in operating activities was approximately $1.6 million for the year ended December 31, 2023. Net cash used in operating activities consists of net loss of approximately $14.4 million, total adjustments of approximately $12.9 million for non-cash items and the effect of changes in working capital. Non-cash adjustments include non-cash issuance of shares to Yorkville in terms of the aggregate commitment fee of $3.3 million, non-cash issuance of warrants accounted for as liabilities of $2.4 million, non-cash GEM commitment fee of $2.0 million, stock-based compensation expense of approximately $1.2 million, non-cash interest expense of approximately $1.2 million (approximately $0.5 million for related party), amortization of debt discount and issuance costs of approximately $3.4 million (approximately $2.4 million for related party), amortization of operating lease ROU assets of approximately $0.2 million, fair value adjustments to simple agreement for future equity of approximately $3.0 million (approximately $2.8 million for related party), fair value adjustments to bifurcated embedded derivative liabilities of approximately $4.5 million (approximately $3.1 million for related party), fair value adjustment for warrant liabilities gain of $1.7 million (loss of $0.1 million for related party), excise tax of approximately $0.3 million, and net of change in operating assets and liabilities of approximately $8.1 million.

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There were no net cash investing activities for the year ended December 31, 2023.

Net cash provided by financing activities was approximately $2.6 million for the year ended December 31, 2023, and was primarily related to proceeds from the issuance of convertible note, net of issuance costs of approximately $5.8 million (approximately $2.6 million for related party), related party note payable financing of $4.4 million, offset by the effect of the Business Combination, net of transaction costs of $7.6 million.

Capital Expenditure Commitments and Financing Requirements

($ in Thousands)	Total	Less than 1 year	1 - 3 Years
Debt principal - 15.5% CP BF convertible notes	$8,259	$—	$8,259
Debt principal - GEM promissory note	215	215	—
Debt principal - Agile	2,270	2,270	—
Debt principal - 1800 Diagonal	371	371	—
Interest on debt	485	116	369
Operating leases	29	29	—
Total capital expenditure commitments and financing requirements at December 31, 2024	$11,629	$3,001	$8,628

Debt principal - 15.5% CP BF Convertible Note

On September 5, 2024, the Company entered into a side letter to the loan agreement with CP BF whereby the Company agreed to consolidate the Term Note, CP BF Convertible Note and First Amendment Convertible Note (combined the “Old CP BF Notes”) into a single convertible note (the “2024 CP BF Convertible Note”). In accordance with ASC 470 Debt, the Company treated the Old CP BF Notes as extinguished and recognized a loss on debt extinguishment of $6,529,402, determined by the sum of the fair value of the 2024 CP BF Convertible Note, plus the fair value of the additional equity consideration given as part of the side letter and share purchase agreement, as discussed below, in excess of the carrying value of the Old CP BF Notes. After consideration of the below transactions it was determined CP BF is a related party as they own approximately 16% of the outstanding Class A Common Stock.

In conjunction with the side letter, the Company agreed to issue to CP BF, 70,000 shares of the Company’s Class A Common Stock. On September 23, 2024 the transaction was finalized and the Company issued the 2024 CP BF Convertible Note with a principal amount of $10,758,775. Pursuant to the CP BF SPA, CP BF agreed to convert $2,000,000 in debt into 260,849 shares of Class A Common Stock, CP BF Warrants to purchase up to 565,553 shares of Class A Common Stock and CP BF Pre-Funded Warrants to purchase up to 304,704 shares of Class A Common Stock (all such securities and shares collectively referred to as the “CP BF Registrable Securities”). The outstanding principal balance of the 2024 CP BF Convertible Note together with accrued interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2027 (“2024 Loan Maturity Date”). The 2024 CP BF Convertible Note accrues interest at a rate of 15.5% which interest shall be paid in kind monthly and is convertible at the holder’s option at any time on or following the effectiveness of the first resale registration statement covering the applicable conversion shares at a fixed conversion price per share of $3.89. Upon the occurrence, and during the continuance, of an Event of Default (as defined in the agreement), interest on the 2024 CP BF Convertible Note will bear PIK interest at a per annum rate of 20% (“2024 Default Rate”).

Additionally, the Company may voluntarily prepay the principal of the 2024 CP BF Convertible Note, in accordance with their terms, in whole or in part at any time. On the date of any such prepayment, the Company will owe to Lender: (i) all accrued interest with respect to the principal amount so prepaid through the date the prepayment is made and (ii) the Exit Fee with respect to the principal amount so prepaid, calculated as 1.0% of the outstanding principal balance of the loans, with only the portion of the principal balance so converted counted for purposes of determining the applicable Exit Fee; and provided further, that, in the event of a partial prepayment of the loans, the Exit Fee shall be calculated on the principal amount so repaid and not on the entire outstanding principal balance thereof, and (iii) all other Obligations, if any, that shall have become due and payable hereunder with respect to the principal amount so prepaid

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Debt principal - GEM Promissory Note

On February 5, 2024, the Company and GEM entered into a settlement agreement (the “GEM Settlement Agreement”), pursuant to which (a) the Company and GEM agreed to (i) settle the Company’s obligations under and terminate the binding term sheet entered into between Legacy Banzai and GEM, dated December 13, 2023, and (ii) terminate the share repurchase agreement, dated May 27, 2022, by and among the Company and GEM, and (b) the Company (i) agreed to pay GEM $1.2 million in cash within three business days of the GEM Settlement Agreement and (ii) issued to GEM, on February 5, 2024, an unsecured promissory zero coupon note in the amount of $1.0 million, payable in monthly installments of $100,000 beginning on March 1, 2024, with the final payment to be made on December 1, 2024 (the “GEM Promissory Note”). The Company paid GEM the $1.2 million in cash in February 2024.

The GEM Promissory Note provides that, in the event the Company fails to make a required monthly payment when due, the Company shall issue to GEM a number of shares of Class A Common Stock equal to the monthly payment amount divided by the VWAP of the Class A Common Stock for the trading day immediately preceding the applicable payment due date. In addition, the Company agreed to register on a registration statement 40,000 shares of Class A Common Stock that may be issuable under the terms of the GEM Promissory Note. The GEM Promissory Note contains customary events of default. If an event of default occurs, GEM may, at its option, demand from the Company immediate payment of any outstanding balance under the GEM Promissory Note.

On November 15, 2024, the Company issued additional 150,000 shares to settle partial unpaid GEM promissory note balance. As of December 31, 2024, the Company has issued an aggregate of 190,000 shares of Class A Common Stock to GEM in lieu of monthly payment obligations and the remaining balance of the GEM Promissory Note as of December 31, 2024 is $215,057.

Term Notes (Agile)

On July 22, 2024, the Company entered into a subordinated business loan and security agreement (the “July Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On July 22, 2024, the Company issued a subordinated secured promissory note (the “July Agile Note”) for an aggregate principal amount of $787,500 and received $750,000 of proceeds, net of administrative agent fees $37,500 to the collateral agent, with a maturity date of February 5, 2025 under the subordinated business loan and security agreement. The loan under the agreement bears interest at a rate of 42% and will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the loan commencing on and including the effective date pursuant to the Agreement’s weekly repayment and amortization schedule.

On September 13, 2024, the Company entered into a subordinated business loan and security agreement (the “September Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On September 13, 2024, the Company issued a subordinated secured promissory note (the “September Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of March 3, 2025 under the September Note. The September Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the September Note commencing on and including the effective date pursuant to the September Note Agreement’s weekly repayment and amortization schedule.

On December 12, 2024, the Company issued a subordinated secured promissory note (the “December Agile Note”) for an aggregate principal amount of $2,400,000 and received $1,782,438 of proceeds, net of administrative agent fees of $120,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $319,500 and $178,063 in respect to early prepayment of the remaining outstanding balances of the July Agile Note and September Agile Note, with a maturity date on the December Agile Note of July 10, 2025. The December Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the December Agile Note commencing on and including the effective date pursuant to the December Agile Note Agreement’s weekly repayment and amortization schedule.

Upon the modification on December 12, 2024, the Company evaluated the debt modification guidance, determining that the modification is an extinguishment of the existing July Agile Note and September Agile Note due to the terms of the December Agile Note being substantially different from the terms of the July and September Agile Notes. As a result, the Company recorded a loss on debt extinguishment of $1,071,563.

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The July Agile Note, the September Agile Note, and the December Agile Note are together referred to as the “Agile Notes”.

The collateral under the subordinated business loan and security agreements consist of all of the Company’s goods, accounts, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including intellectual property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other collateral accounts, all certificates of deposit, fixtures, letters of credit rights, securities, and all other investment property, supporting obligations, and financial assets. Upon any Changes in Business or Management, Ownership (as defined in the agreements) or upon an Event of Default (as defined in the agreements), each of the July Agile Note and or the September Agile Note then-outstanding will become accelerated and the Company shall immediately pay to Agile an amount equal to the sum of (i) all outstanding principal of the term loan plus accrued and unpaid interest thereon accrued through the prepayment date, (ii) a Prepayment Fee (as defined in the agreements), plus (iii) all other obligations that are due and payable, including, without limitation, incremental interest at the Default Rate of 5.0% (as defined in the agreements). Additionally, the Company may voluntarily prepay the July Agile Note and or the September Agile Note, in accordance with their terms, in whole or in part at any time. On the date of such prepayment of any principal amounts, the Company will owe to Agile a Prepayment Fee comprising a make-whole premium payment on account of such principal amount prepaid, which shall be equal to the aggregate and actual amount of interest (at the contract rate of interest) that would be paid through the maturity date of the respective note, as described above.

The Agile Notes include contingent redemption (put) rights which trigger mandatory prepayment and a make-whole premium upon certain events including an event of default, and defaulted contingent interest upon an event of default.

Due to the contingent redemption put feature and default interest embedded feature within the Agile Notes, the Company elected to account for the Agile Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the Agile Notes totaled $100,095 and $228,031 for the three and twelve months ended December 31, 2024 and is included in the fair value of the note.

Convertible Notes (1800 Diagonal)

On August 16, 2024, the Company entered into a securities purchase agreement and promissory note agreement (the “August Securities Purchase Agreement”) with 1800 Diagonal Lending LLC (“Lender”). On August 16, 2024 the Company issued a promissory note (the “August 1800 Diagonal Note”) for an aggregate principal amount of $184,000 and received $160,000 of proceeds, net of an original issue discount of $24,000, with a maturity date of June 15, 2025. The August Securities Purchase Agreement stipulates that the Company and Lender may mutually agree to enter into additional tranches of promissory notes over the 12 month period commencing on August 16, 2024, up to an aggregate total of $750,000. The stated interest rate on the August Note is 12% per annum, and interest shall accrue on the August Note commencing on and including the issuance date pursuant to the August Agreement’s monthly repayment and amortization schedule.

On September 24, 2024, the Company issued a second promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $108,000 of proceeds, net of an original discount of $16,200, with a maturity date of July 30, 2025. The stated interest rate on the September Note is 12% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule.

On December 10, 2024, the Company issued a third promissory note (the “December 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $108,000 of proceeds, net of an original discount of $16,200, with a maturity date of October 15, 2025. The stated interest rate on the December Note is 12% per annum, and interest shall accrue on the December Note commencing on and including the issuance date pursuant to the December Note Agreement’s repayment and amortization schedule.

The August 1800 Diagonal Note, the September 1800 Diagonal Note, and the December 1800 Diagonal Note are together referred to as the “1800 Diagonal Notes”.

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Upon an event of default, as defined in the agreements, all or any portion of the 1800 Diagonal Notes that are then-outstanding, may become convertible at the option of the Lender into fully paid and non-assessable shares of the Company’s Common Stock up to 4.99% of the Company’s outstanding shares of Common Stock. The Notes become convertible at the lender’s option upon an event of default, at a conversion price equal to the quotient resulting from dividing the Conversion Amount, measured as the sum of (1) the principal amount of the Note or Notes being converted in such conversion, plus (2) at the lender’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates to the respective note or notes being converted through the conversion date, plus (3) at the lender’s option, the default interest, divided by the “Conversion Price” then in effect on the date specified in the notice of conversion (the conversion date). The Conversion Price will be measured as seventy-five percent (75%) multiplied by the market price, which means the lowest trading price for the Company’s Common Stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date.

The 1800 Diagonal Notes include optional conversion rights to the holder upon an event of default, contingent redemption (put) rights which trigger mandatory prepayment upon event of default, and defaulted contingent interest upon an event of default.

Due to these embedded features within the 1800 Diagonal Notes, the Company elected to account for the 1800 Agile Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the 1800 Diagonal Notes totaled approximately 12,251.00 and $15,935 for the three and twelve months ended December 31, 2024 and is included in the fair value of the note.

Interest on Debt

Interest on debt totals $0.5 million for the year ended December 31, 2024, representing the aggregate interest expenses / payments obligation to be paid and to be recognized during the rest of the terms of the Loan Agreements and Notes, described above.

Operating Leases

Banzai has an operating lease for its real estate for office use. The lease term expires in October 2027. Banzai adopted ASC 842 Leases by applying the guidance at adoption date, January 1, 2022. The $22,731 balance recognized as of December 31, 2024 represents the future minimum lease payments under non-cancellable leases as liabilities.

Debt Structure and Maturity Profile

($ in Thousands)	Principal	Debt Premium (Discount) / Issuance Cost	Carrying Value	Accrued Interest	Carrying Value and Accrued Interest
As of December 31, 2024
Debt principal - 15.5% CP BF convertible notes	8,259	11	8,270	369	8,640
Debt principal - GEM promissory note	215	—	215	—	215
Debt principal - Agile	2,270	773	3,043	100	3,143
Debt principal - 1800 Diagonal	371	45	416	16	432
Total debt carrying values at December 31, 2024	$11,115	$829	$11,944	$485	$12,430

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The Agile Notes and 1800 Diagonal Notes are presented at its fair value on the consolidated balance sheets.

Contractual Obligations and Commitments

Revenue

Under ASC 606, revenue is recognized throughout the life of the executed agreement. Banzai measures revenue based on considerations specified in terms and conditions agreed to by a customer. Furthermore, Banzai recognizes revenue in an amount that reflects the consideration we expect to be entitled to in exchange for those services. The performance obligation is satisfied by transferring control of the service to the customer, which occurs over time.

Leases

Banzai’s existing lease contains an escalation clause. Prior to adoption of ASU 2016-02 effective January 1, 2022, Banzai accounted for operating lease transactions by recording lease expense on a straight-line basis over the expected term of the lease.

Banzai entered into a sublease which it had identified as an operating lease prior to the adoption of ASC 842 Leases. Banzai remains the primary obligor to the head lease lessor, making rental payments directly to the lessor and separately billing the sublessee. The sublease is subordinated to the master lease, and the sublessee must comply with all applicable terms of the master lease. Banzai subleased the real estate to a third-party at a monthly rental payment amount that was less than the monthly cost that it pays on the headlease with the lessor.

Deferred underwriting fees

On December 28, 2023, the Company and Cantor amended the Fee Reduction Agreement to provide that the Reduced Deferred Fee was payable in the form of 22,279 shares of Class A Common Stock and to provide that Cantor is subject to a 12-month lock-up with respect to the Cantor Fee Shares. On December 28, 2023, the Company issued the Cantor Fee Shares to Cantor, covering the Reduced Deferred Fee in accordance with the Fee Reduction Agreement. The fair value of the 22,279 shares of Class A Common Stock was determined to be $2,450,639 on December 28, 2023 based on the Company’s opening stock price of $110.00. As of December 31, 2024, the Company has satisfied its Cantor Registration Rights Obligations. Therefore, the liability was derecognized as of December 31, 2024 and the relief of the liability was recorded through equity.

GEM commitment fee liability

In May 2022, the Company entered into a Share Purchase Agreement with GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “GEM”) (the “GEM Agreement”) pursuant to which, among other things, upon the terms and subject to the conditions of the GEM Agreement, GEM is to purchase from the Company (or its successor following a Reverse Merger Transaction (as defined in the GEM Agreement)) up to the number of duly authorized, validly issued, fully paid and non-assessable shares of common stock having an aggregate value of $100,000,000 (the “GEM Financing”). Further, in terms of the GEM Agreement, on the Public Listing Date, the Company was required to make and execute a warrant (“GEM Warrant”) granting GEM the right to purchase up to the number of common shares of the Company that would be equal to 3% of the total equity interests, calculated on a fully diluted basis, and at an exercise price per share equal to the lesser of (i) the public offering price or closing bid price on the date of public listing or (ii) the quotient obtained by dividing $650 million by the total number of equity interests.

On December 13, 2023, the Company and GEM entered into a binding term sheet (the “GEM Term Sheet”) and, on December 14, 2023, a letter agreement (the “GEM Letter”), agreeing to terminate in its entirety the GEM Agreement by and between the Company and GEM, other than with respect to the Company’s obligation (as the post-combination company in the Merger) to issue the GEM Warrant granting the right to purchase Class A Common Stock in an amount equal to 3% of the total number of equity interests outstanding as of the Closing, calculated on a fully diluted basis, at an exercise price on the terms and conditions set forth therein, in exchange for issuance of a $2.0 million convertible debenture with a five-year maturity and 0% coupon. Due to the determination of the final terms of the planned $2.0 million convertible debenture having not been finalized, nor the final agreement related to the convertible debenture having been executed, as of December 31, 2024, the Company recognized, concurrent with the close of the merger, a liability for the GEM commitment fee, along with a corresponding GEM commitment fee expense, in the amount of $2.0 million.

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On February 5, 2024, the Company and GEM entered into a settlement agreement (the “GEM Settlement Agreement”), pursuant to which (a) the Company and GEM agreed to (i) settle the Company’s obligations under and terminate the binding term sheet entered into between Legacy Banzai and GEM, dated December 13, 2023, and (ii) terminate the share repurchase agreement, dated May 27, 2022, by and among the Company and GEM, and (b) the Company (i) agreed to pay GEM $1.2 million in cash within three business days of the GEM Settlement Agreement and (ii) issued to GEM, on February 5, 2024, an unsecured promissory note in the amount of $1.0 million, payable in monthly installments of $100,000 beginning on March 1, 2024, with the final payment to be made on December 1, 2024 (the “GEM Promissory Note”).

The GEM Promissory Note provides that, in the event the Company fails to make a required monthly payment when due, the Company shall issue to GEM a number of shares of Class A Common Stock equal to the monthly payment amount divided by the VWAP of the Class A Common Stock for the trading day immediately preceding the applicable payment due date. In addition, the Company agreed to register on a registration statement 40,000 shares of Class A Common Stock that may be issuable under the terms of the GEM Promissory Note. The GEM Promissory Note contains customary events of default. If an event of default occurs, GEM may, at its option, demand from the Company immediate payment of any outstanding balance under the GEM Promissory Note. As of the date of these consolidated financial statements, we have issued an aggregate of 190,000 shares of Class A Common Stock to GEM in lieu of monthly payment obligations.

Off-Balance Sheet Arrangements

Banzai had no off-balance sheet arrangements as of December 31, 2024.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

This item is not applicable as we are a smaller reporting company.

Item 8. Financial Statements and Supplementary Data.

The information required by this Item 8 is included at the end of this Annual Report beginning on page F-1 and is incorporated herein by reference.

Item 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None.

Item 9A. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Based on an evaluation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended) required by paragraph (b) of Rule 13a-15 or Rule 15d-15, as of December 31, 2024, our Principal Executive Officer and Principal Financial Officer have concluded that, due to the material weaknesses in our internal control over financial reporting noted below, our disclosure controls and procedures were not effective.

Management’s Annual Report on Internal Controls over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over our financial reporting. As defined by the Securities and Exchange Commission, internal control over financial reporting is a process designed by, or under the supervision of our principal executive and principal financial officers and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America.

Our internal control system was designed to provide reasonable assurances to our management and the Board of Directors regarding the preparation and fair presentation of published financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

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Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2024. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework (2013). The COSO Framework summarizes each of the components of a company’s internal control system, including (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring.

Based on that evaluation, as of December 31, 2024, our principal executive officer and principal financial officer concluded that our internal controls and procedures are not effective, and that we have material weaknesses in our IT General Controls, adherence to the COSO Integrated Framework, and period end financial close and reporting process as described below. As a result, these control deficiencies could have resulted in a material misstatement in our financial statements that would not be prevented or detected on a timely basis.

(1) IT General Controls - We did not maintain an effective IT control environment because we did not maintain sufficient provisioning, deprovisioning, user access reviews, and reviews of service organizations.

(2) COSO Entity Level Controls - We did not maintain effective controls over the identification and monitoring of related party relationships and transactions and have not yet implemented a formal delegation of authority process.

(3) Period end financial close and reporting - Administrative access to the General Ledger (GL) system is not restricted to non-financial reporting users, creating a potential segregation of duties conflict. Given the concentration of responsibility includes approval of key transactions, bank account reconciliations, and journal entries, administrative access to the G/L system should be restricted to personnel outside of Accounting and Finance function.

Remediation of Material Weaknesses

We are committed to the remediation of the material weaknesses described above, as well as the continued improvement of our internal control over financial reporting. We remain in the process of taking steps to remediate the identified material weaknesses and continue to evaluate our internal controls over financial reporting, including the following:

IT General Controls:

●	In FY 2025, we are utilizing the services of external consultants to review our internal controls environment and make recommendations to remediate the material weaknesses in our financial reporting, including the remediation of the design of controls over provisioning, deprovisioning, access monitoring, and reviews of service organizations and complementary user entity controls.

COSO Entity Level Controls:

●	We will continue to utilize the services of external consultants to assist enhancement and robustness of entity level controls, leveraging the formal COSO mapping and maintenance of entity level controls currently being performed.

●	Specifically, we will continue with the process of implementing controls to identify and monitor related party relationships and transactions and to finalize a formal delegation of authority process.

Period End Financial Close and Reporting:

●	We will conduct an assessment, and where necessary perform remedial actions, of our overall security role design and privileged user access for each of our in-scope applications, including our general ledger system.

As we continue our evaluation and improve our internal control over financial reporting, management may identify and take additional measures to address control deficiencies but cannot provide absolute assurance that we will be successful in remediating the material weaknesses in a timely manner.

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This Annual Report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our independent registered public accounting firm pursuant to exemptions provided to issuers that are non-accelerated filers as defined in Section 2(a) of the Securities Act of 1933.

Changes in Internal Control over Financial Reporting

As required by Rule 13a-15(d) of the Exchange Act, our management, including our principal executive officer and our principal financial officer, conducted an evaluation of the internal control over financial reporting to determine whether any changes occurred during the period ended December 31, 2024, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Based on that evaluation, our principal executive officer and principal financial officer concluded that the merger transaction with OpenReel is considered a significant corporate event during the period ended December 31, 2024.

On December 18, 2024, our company closed and completed a merger with ClearDoc, Inc., a Delaware corporation doing business as OpenReel, pursuant to an Agreement and Plan of Merger dated December 10, 2024, by and among the company, OpenReel, certain stockholders of OpenReel and Banzai Reel Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Banzai, that was formed solely for purposes of consummating the Merger. As a result, there have been material changes to our internal control environment. Our management has begun to assess and adjust our internal control processes to accommodate the integration of systems, personnel, and financial reporting functions. We will work on implementing additional controls to address the combined entity’s financial reporting requirements, ensuring accuracy, reliability, and compliance. While we believe these adjustments will enhance our overall control framework, we continue to monitor and evaluate their effectiveness to maintain the highest standards of financial reporting integrity.

Item 9B. Other Information.

None.

Item 9C. Disclosure Regarding Foreign Jurisdictions that Prevent Inspections.

Not applicable.

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PART III

Item 10. Directors, Executive Officers and Corporate Governance.

Directors and Executive Officers

Name	Age	Position
Joseph P. Davy	35	Chief Executive Officer, Chairman and Director
Alvin Yip	59	Interim Chief Financial Officer
Simon Baumer	39	Chief Technology Officer
Jack Leeney (3)	39	Director
Mason Ward (1)(2)(3)	43	Director
Paula Boggs (1)(2)(3)	65	Director
Kent Schofield (1)(2)	44	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Executive Officer Biographies

Joseph P. Davy serves as our Chief Executive Officer and a member of our Board and prior to the Business Combination, served as Chief Executive Officer and as a member the Board of Legacy Banzai since co-founding Legacy Banzai in 2015. Prior to co-founding Legacy Banzai, Mr. Davy served as the General Manager at Avalara from 2013 to 2016. From 2012 to 2013, he served as Chief Executive Officer of Buystand. From 2012 to 2013, he also served as Customer Advisory Board Member at Microsoft Corp. Mr. Davy founded EvoApp in 2009 and served as its Chief Executive Officer and Chief Product Officer from 2009 to 2012. Prior to his service at EvoApp, Mr. Davy was a software engineer at International Business Machines Corp (IBM). Mr. Davy also served as a member of the board of directors of Legalpad Inc. from 2019 to 2022. Prior to joining IBM, Mr. Davy attended the University of North Carolina at Chapel Hill from 2007 to 2010. We believe Mr. Davy is qualified to serve on the Board due to his extensive venture capital experience and experience as founder and chief executive officer of Legacy Banzai.

Alvin Yip serves as our Interim Chief Financial Officer and prior to this, served as Legacy Banzai’s Corporate Controller since 2022. Prior to that, Mr. Yip worked at Pax Lab Inc as Director of Accounting from 2021 to 2022, as a Chief Financial consultant at RGP from 2018 to 2021, as a Corporate Controller at 24/7.ai from 2010 to 2018.

Simon Baumer serves as our Chief Technology Officer and prior to this, served as Legacy Banzai’s Chief Technology Officer since 2021. Prior to that, Mr. Baumer worked at Verivox GmbH as Vice President of Engineering from 2018 to 2021, as Head of Software Development from 2016 to 2021, and as Teamlead for Software Development from 2015 to 2021.

Non-Executive Director Biographies

Jack Leeney has served as a member of the Board since 2023 and prior thereto, served as 7GC’s Chairman and Chief Executive Officer since its inception. Since September 2016, Mr. Leeney has served as a Founding Partner of 7GC & Co Sarl and is responsible for running the firm’s operations. Mr. Leeney led the firm’s investments in Cheddar TV, Capsule Pharmacy, hims & hers, Jyve, Roofstock, The Mom Project, and Reliance Jio. Since 2020, he has served as a director for The Mom Project. From December 2020 to November 2022, he served as a director of PTIC, a SPAC that closed an initial business combination with RW National Holdings, LLC (d/b/a Appreciate), the parent holding company of Renters Warehouse, in November 2022. Between April 2011 and December 2016, Mr. Leeney served on the boards of directors of Quantenna Communications, Inc. (Nasdaq: QTNA), DoAt Media Ltd. (Private), CinePapaya (acquired by Comcast), Joyent (acquired by Samsung), BOKU, Inc. (AIM: BOKU), Eventful (acquired by CBS) and Blueliv (Private). Previously, Mr. Leeney served as the Head of U.S. Investing for Telefonica Ventures, the investment arm of Telefonica (NYSE: TEF), between June 2012 and September 2016 and as an investor at Hercules Capital (NYSE: HTGC) between May 2011 and June 2012. He began his career as a technology-focused investment banker at Morgan Stanley in 2007, where he worked on the initial public offerings for Tesla Motors, LinkedIn, and Pandora. Mr. Leeney holds a B.S. from Syracuse University. We believe Mr. Leeney is qualified to serve on the Board due to his extensive venture capital experience.

Mason Ward has served as a member of the Board since December 2023, and prior to this, has served as the Chief Financial Officer of Alco Investment Company since 2018, and served as its Controller and Finance Director from 2015 to 2018. Prior to joining Alco, Mr. Ward served as an Infantry Officer in multiple operations, logistics, risk management and fiscal operations roles during two deployments to Afghanistan with the United States Army. Mr. Ward holds a B.S. in Civil Engineering from the University of Cincinnati and a Certificate in Accounting and a Masters in Business Administration from the University of Washington, and he is also a certified public accountant (inactive). We believe Mr. Ward is qualified to serve on the Board due to his extensive finance and accounting expertise and experience.

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Paula Boggs has served as a member of the Board since December 2023, and prior to this, is the founder and owner of Boggs Media, LLC, which manages Ms. Boggs’ musical, public speaking, and other creative business endeavors. A former executive at the Starbucks Coffee Company, she led the global law department of Starbucks from 2002 to 2012 and was Corporate Secretary of the Starbucks Foundation. Prior to that, Ms. Boggs was a Vice President of Legal for products, operations and information technology at Dell Computer Corporation from 1997 to 2002 and also held the role of Senior Deputy General Counsel starting in June 1997. Before joining Dell, Ms. Boggs was a partner with the law firm of Preston Gates & Ellis LLP from 1995 to 1997. Ms. Boggs is also a voting member and Pacific Northwest Chapter Governor of the Recording Academy, and serves on the Newport Festivals Foundation board, overseeing both the Newport Jazz Festival and Newport Folk Festival. She was previously on the board of Fender; a member of the Board of Premera Blue Cross and chair of its compensation and investments committees; a member of the Nominating/Trusteeship, Audit/Compliance (including six years as the chair of the audit committee) and Executive Committees of Johns Hopkins University’s board of trustees; a member of the Executive Committee of KEXP Radio, an affiliate of National Public Radio and the University of Washington; a member of the audit committee for School of Rock LLC; a member of the American Bar Association board of governors, chairing its investments committee; a member of the President’s Committee for the Arts and the Humanities from 2013 through 2017; a member of the White House Council for Community Solutions from 2010 to 2012; a member of the audit and nominating committee of the American Red Cross; and a member of the board of Sterling Financial Inc. Ms. Boggs holds a B.A. from Johns Hopkins University and a J.D. from the University of California at Berkeley. We believe Ms. Boggs is qualified to serve on the Board due to her extensive governance and Fortune 500 experience with high-growth companies.

Kent Schofield holds a bachelor’s degree in economics from UCLA and has a distinguished career in finance and corporate development. From September 2010 to June 2015, he worked for Goldman Sachs, where he served as Vice President and lead equity analyst covering technology companies in the software and hardware industries. Following Goldman Sachs, Mr. Schofield spent 5 years at Uber, from April 2017 to September 2021, in various positions including Director of Investor Relations and Corporate Development. At Uber, Mr. Schofield was one of four Uber representatives for the company’s $8.1 billion IPO roadshow; he also served as a Director of Strategic Finance at Uber. Since December 2022, Mr. Schofield has been serving as the Chief Financial Officer of Welcome Tech, a leading provider of immigrant and hourly employee subscription services. We believe Mr. Schofield is qualified to serve on the Board due to his extensive public market investing and financial experience.

Role of Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not currently have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Company’s audit committee (the “Audit Committee”) has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Company’s audit committee also monitors compliance with legal and regulatory requirements. The Company’s compensation committee (the “Compensation Committee”) assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements. See “Description of Securities-Anti-Takeover Effects of Delaware Law and the Charter.”

Composition of the Board

The Company’s business and affairs is managed under the direction of the Board. The Board currently consists of five members, with Joseph Davy serving as Chairman of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling, and direction to the Company’s management. The Board meets on a regular basis and additionally as required.

In accordance with the terms of the Charter, the Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. The Class I directors are elected to an initial one-year term (and three-year terms subsequently), the Class II directors are elected to an initial two-year term (and three-year terms subsequently) and the Class III directors are elected to an initial three-year term (and three-year terms subsequently). There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

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The Board is divided into the following classes:

●	Class I, which consists of Joseph Davy and Kent Schoefield, whose term will expire at the Company’s annual meeting of stockholders to be held in 2027;

●	Class II, which consists of Mason Ward, whose term will expire at the Company’s annual meeting of stockholders to be held in 2025; and

●	Class III, which consists of Paula Boggs and Jack Leeney, whose terms will expire at the Company’s third annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in the Company’s control or management. Directors may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote at an election of directors, voting together as a single class.

Director Independence

The Board has determined that each of our directors other than Mr. Davy qualify as independent directors, as defined under the listing rules of The Nasdaq Capital Market (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Board Committees and Committee Composition

The Board has three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each committee operates under a written charter that has been approved by the Board and satisfies the applicable listing standards of Nasdaq. Written copies of these committee charters may be obtained by contacting our Investor Relations Department at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. These documents are also available on the Corporate Governance section of our website at https://ir.banzai.io/corporate-governance/governance-overview.

The Chair of each committee reviews and discusses the agendas and materials for meetings with senior management in advance of distribution to the other committee members, and reports to the Board on actions taken at each committee meeting. The following table sets forth the current membership of each committee.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Joseph P. Davy	—	—	—
Jack Leeney	—	—	✔
Mason Ward	✔	Chair	✔
Paula Boggs	✔	✔	Chair
Kent Schofield	Chair	✔	—

Audit Committee

The Audit Committee consists of Kent Schofield, who serves as the chairperson, Mason Ward, and Paula Boggs. Each member qualifies as an independent director under the Nasdaq corporate governance standards, and that each of Ms. Boggs and Mr. Schofield qualifies as independent under the independence requirements of Rule 10A-3 of the Exchange Act. In arriving at this determination, the Board examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

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The Board determined that Mr. Schofield qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq. In making this determination, the Board considered Mr. Schofield: understanding of generally accepted accounting principles and financial statements, ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience in actively supervising one or more persons engaged in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements; understanding of internal control over financial reporting; and understanding of audit committee functions. We are relying on the phase-in exemption provided under Rule 10A-3 of the Exchange Act and the Nasdaq rules. While we believe Mr. Ward may be deemed to own in excess of 10% of our Common Stock, a class of voting securities, as of the date of this Report, which would leave him outside the safe harbor provision of SEC Rule 10A-3, Mr. Ward will serve on the Audit Committee under the phase-in exemption referenced above. In accordance with the phase-in exemption, we expect that a majority of the members of our Audit Committee will satisfy the independence standards under the Exchange Act and Nasdaq listing rules within 90 days of the closing of the Business Combination and all members of our Audit Committee will satisfy the independence standards under the Exchange Act and Nasdaq listing rules within 12 months of the Closing of the Business Combination.

The primary purpose of the Audit Committee is to discharge the oversight responsibilities of the Board with respect to our corporate accounting and financial reporting processes, systems of internal control over financial reporting, and financial statement audits, as well as the quality and integrity of the financial statements and reports and to oversee the qualifications, independence, and performance of our independent registered public accounting firm. The Audit Committee also provides oversight assistance in connection with legal, risk, regulatory, and ethical compliance programs established by management and the Board. Specific responsibilities of the Audit Committee include:

●	helping the Board oversee its corporate accounting and financial reporting processes;

●	reviewing and discussing with management the adequacy and effectiveness of our disclosure controls and procedures;

●	assisting with design and implementation of our risk assessment functions;

●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing related person transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

The Compensation Committee consists of Mason Ward, who serves as the chairperson, Paula Boggs and Kent. Schofield. Each member is independent under the listing standards of Nasdaq, including Nasdaq’s controlled company exemption which is discussed below, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

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The primary purpose of the Compensation Committee will be to discharge the responsibilities of the Board in overseeing the Company’s compensation policies, plans, and programs and to review, approve, and/or recommend the compensation to be paid to its executive officers, directors, and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:

●	reviewing and recommending to the Company’s Board the compensation of the Chief Executive Officer and other executive officers;

●	reviewing and recommending to the Board the compensation of the Company’s directors;

●	administering the Company’s equity incentive plans and other benefit programs;

●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the Company’s executive officers and other senior management;

●	reviewing and establishing general policies relating to compensation and benefits of the Company’s employees, including the Company’s overall compensation philosophy; and

●	reviewing and evaluating with the Chief Executive Officer the succession plans for the Company’s executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Paula Boggs, who serves as the chairperson, Jack Leeney and Mason Ward. Each member is independent under the listing standards of Nasdaq, including Nasdaq’s controlled company exemption which is discussed below.

Specific responsibilities of the Nominating and Corporate Governance Committee include:

●	identifying, reviewing, and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;

●	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;

●	reviewing with the Chief Executive Officer the plans for succession to the offices of the Company’s executive officers and make recommendations to the Board with respect to the selection of appropriate individuals to succeed to these positions;

●	developing and making recommendations to the Board regarding corporate governance guidelines and matters; and

●	overseeing periodic evaluations of the Board’s performance, including committees of the Board.

Code of Business Conduct and Ethics

We have a code of business conduct and ethics (the “Code of Conduct”) that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We will provide, without charge, a copy of our Code of Conduct upon written request mailed to the attention of our Investor Relations Department at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. Our Code of Conduct is available under the Corporate Governance section of our website at https://ir.banzai.io/corporate-governance/governance-overview.We will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Conduct. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Report.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently or has been during the Company’s last fiscal year one of its officers or employees. None of the Company’s executive officers currently serves, or has served during the last year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers that serve as a member of the Board or Compensation Committee.

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Limitation on Liability and Indemnification of Directors and Officers

Our Charter eliminates each director’s liability for monetary damages for breaches of fiduciary duty as a director, except to the extent prohibited by law, unless a director violated his or her duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. The Charter eliminates directors’ liability for monetary damages to the fullest extent permitted by applicable law. Our Charter requires the Company to indemnify and advance expenses to, to the fullest extent permitted by applicable law, its directors, officers, and agents and prohibit any retroactive changes to the rights or protections or increase the liability of any director in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification. We believe these provisions in our Charter are necessary to attract and retain qualified persons as directors and officers. However, these provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file reports with the SEC indicating their holdings of, and transactions in, Banzai’s equity securities. Based solely on a review of copies of these reports, we believe that other than the reports listed below, all of our executive officers, directors, and 10% owners timely complied with all Section 16(a) filing requirements in 2024. As of the date of this Report, they have all been filed, but the following persons filed his/her Form 5 late: Mr. Davy, Mr. Schoefield, Mr. Ward, Mrs. Levesque, Mrs. Boggs and Mr. Musburger.

Item 11. Executive Compensation.

Executive Officer Compensation

Our named executive officers for the fiscal year ended December 31, 2024, consisting of our principal executive officer, principal financial officer and the next two most highly compensated executive officers, were:

Joseph P. Davy, our Chief Executive Officer;

Mark Musburger, our Chief Financial Officer(1);

Simon Baumer, our Chief Technology Officer; and

Ashley Levesque, our Vice President of Marketing(2).

(1)	On May 29, 2024, Ashley Levesque resigned from her position as Vice President of Marketing.

(2)	On June 5, 2024, Mark Musburger resigned from his position as Chief Financial Officer.

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2024 Summary Compensation Table

The following table presents the compensation paid or awarded to our named executive officers with respect to the fiscal years ended December 31, 2024 and, to the extent required by SEC disclosure rules, December 31, 2023.

Name and Principal Position	Year	Salary ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)		Total ($)
Joseph P. Davy	2024	$310,417	$529,700	(2)(7)	$—	$12,000	(3)	$852,117
Chief Executive Officer	2023	300,000	—		—	12,000	(3)	312,000
Alvin Yip (6)	2024	220,833 (8)	60,455	(2)(7)	—	—		281,288
Interim Chief Financial Officer	2023	71,250	84,569	(1)	—	—		155,819
Mark Musburger (4)	2024	106,714			—	125,000	(3a)	231,714
Chief Financial Officer	2023	216,000	1,133,105	(1)	—	—		1,349,105
Simon Baumer	2024	291,223	7,425	(2)	—	—		298,648
Chief Technology Officer	2023	241,574	271,920	(1)	—	—		513,494
Ashley Levesque (5)	2024	78,750			—	3,150	(3)	81,900
Vice President of Marketing	2023	180,000	617,768	(1)	—	7,200		804,968

(1)

The amounts disclosed represent the (i) aggregate grant date fair value of the stock options granted to our named executive officers during the fiscal year ended December 31, 2023 under the 2016 Plan Equity Incentive Plan (the “2016 Plan”) (Mr. Musburger, $1,104,209; Mr. Baumer $262,289; Ms. Levesque, $595,294; Mr. Yip, $84,569) and (ii) the incremental cost under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) associated with a reduction in the exercise price of certain outstanding options that occurred in December 2023 (Mr. Musburger, $28,896; Mr. Baumer, $9,631; Ms. Levesque, $22,474), each computed in accordance ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in Note 19 to our audited consolidated financial statements included in the registration statement of which this prospectus forms a part. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(2)	The amounts disclosed represent the aggregate grant date fair value of the stock options granted to our named executive officers during the fiscal year ended December 31, 2024 under the 2016 (Mr. Davy, $29,700; Mr. Yip, $10,455; and Mr. Baumer, $7,425) Plan computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in Note 19to our audited consolidated financial statements included elsewhere in this Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.
(3)	Consists of Company contributions to the Company’s 401(k) plan.
(3a)	Consists of a retention bonus paid in 2024.
(4)	On June 5, 2024, Mark Musburger resigned from his position as Chief Financial Officer.
(5)	On May 29, 2024, Ashley Levesque resigned from her position as Vice President of Marketing.
(6)	On June 14, 2024, Alvin Yip was appointed as the Company’s interim Chief Financial Officer.
(7)	The amount disclosed represents compensations fair value issued in forms of RSU on grant date (Mr. Davy, $500,000; Mr. Yip, $50,000).
(8)	In December 2024, the Board approved increasing Mr. Yip’s salary to $241,500 per year, effective as of January 1, 2025.

Narrative Disclosure to Summary Compensation Table

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our employees to achieve defined performance goals. None of our named executive officers received or will receive annual performance-based cash bonuses with respect to the fiscal years ended December 31, 2024 or December 31, 2023.

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Equity Grants

To further align the interests of our executive officers with the interests of our stockholders and to further focus our executive officers on our long-term performance, Legacy Banzai historically granted equity compensation in the form of stock options. Stock options allow the holder to exercise the stock option and receive shares upon exercise, with the exercise price determined based on the fair market value of a share of common stock at the time of grant.

The stock options granted to our named executive officers vested or will vest in a 25% increment on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the total shares underlying the option award vests in 36 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

During 2023, Ms. Levesque received option grants with respect to 115,000 shares with an original exercise price of $7.36 per share. On December 6, 2023, the Board approved a repricing of the 2023 option awards granted to Ms. Levesque, reducing the exercise price to $5.15 per share, which, upon the closing of the Business Combination, then increased to $8.38 and at the same time the original option grants reduced to 70,685 shares. The exercise price further increased to $419.00 and at the same time the original grants reduced to 1,414 shares upon completion of the reversed stock split

During 2023, Mr. Baumer received option grants with respect to 50,000 shares with an original exercise price of $7.36 per share. On December 6, 2023, the Board approved a repricing of the 2023 option awards granted to Mr. Baumer, reducing the exercise price to $5.15 per share, which, upon the closing of the Business Combination, then increased to $8.38 and at the same time the original option grants reduced to 30,732 shares. The exercise price further increased to $419.00 and at the same time the original grants reduced to 615 shares upon completion of the reversed stock split

During 2023, Mr. Musburger received option grants with respect to 150,000 shares with an original exercise price of $7.36 per share. On December 6, 2023, the Board approved a repricing of the 2023 option awards granted to Mr. Musburger, reducing the exercise price to $5.15 per share, which, upon the closing of the Business Combination, then increased to $8.38 and at the same time the original option grants reduced to 92,196 shares. The exercise price further increased to $419.00 and at the same time the original grants reduced to 1,844 shares upon completion of the reversed stock split.

During December 2024, Mr. Joseph Davy received 304,878 shares of RSU grants as for the compensation Bonus of $500,000.00

During December 2024, Mr. Alvin Yip received 32,895 shares of RSU grants as for the compensation Bonus of $50,000.00

2025 Compensation Update

In December 2024, the Board approved increasing salaries of the following individuals, to take effect January 1, 2025.

Name	Title	Current Base Salary	New Base Salary
Sergei Dolukhanov	Vice President of Sales & Customer Success	$125,000	$150,000
Rachel Meyrowitz	Director of Demand Generation	$150,000	$157,500

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Outstanding Equity Awards as of December 31, 2024

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2024.

OPTION AWARDS (1)						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Joseph P. Davy	-	2,000	-	50.00	5/14/2034	-	-	304,878	500,000
	-	4,000	-	100.00	5/14/2034
	-	6,000	-	250.00	5/14/2034
Simon Baumer	-	500	-	50.00	5/14/2034
	-	1,000	-	100.00	5/14/2034
	-	1,500	-	250.00	5/14/2034
	307	308	-	419.00	3/1/2033
	448	167	-	138.50	2/15/2032
	525	90	-	141.00	7/14/2031
Alvin Yip	76	180	-	419.00	12/2/2033
	27	159	-	14.65	5/14/2034
	-	-	-	-	5/14/2034	600	8,790	32,895	48,356

(1)	Each of the equity awards was granted under the 2016 Plan.
(2)	25% of the total shares underlying the option award vest on the one-year anniversary of the vesting commencement date, thereafter 1/48th of the total shares underlying the option award vest in 36 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

Additional Narrative Disclosure

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We make employer contributions under the 401(k) plan and also have the ability to make employer profit sharing contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Non-Employee Director Compensation

The Board reviews director compensation periodically to ensure that director compensation remains competitive such that the Company is able to recruit and retain qualified directors. In December 2024, the 4 non-employee directors received compensation of $371,507.00 in the form of RSUs equivalent to 30,049 shares of Banzai’s Class A Common Stock. While none of the non-employee directors received compensation during the fiscal year ended December 31, 2023 for services rendered to the Company, in December 2023, the Company adopted a board of directors’ compensation program that is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize, and reward directors who contribute to the long-term success of the Company. Under that program, our non-employee directors are eligible to receive the following:

●	Annual base retainer of $100,000, to be paid as determined by the compensation committee;

●	Committee Chair Retainers: Audit Committee, $10,000; Compensation Committee, $5,000; and Nominating and Corporate Governance Committee, $5,000.

●	Committee Member Retainers: Audit Committee, $5,000; Compensation Committee, $2,500; and Nominating and Corporate Governance Committee, $2,500.

Our non-employee directors are also reimbursed for their reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

Disclosure of Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information.

Disclosure of Registrant’s Action to Recover Erroneously Awarded Compensation

In response to Item 402(w) of Regulation S-K, there was no time during or after the last completed fiscal year that the Company was required to either prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Company’s compensation recovery policy, or had an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy. The sale of any shares under such a plan will be subject to the Lock-Up Agreements, to the extent that the selling director or executive officer is a party thereto.

2024 Policies and Practices Related to the Grant of Certain Equity Awards

In response to Item 402(x)(1) of Regulation S-K, the Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information (MNPI). Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our chief executive officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes our equity securities authorized for issuance as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by shareholders	658,263		$6.34	9,255,910
Equity compensation plans not approved by shareholders	—	—		—
Total	658,263		$6.34	9,255,910

(1)

Includes 9,244,352 shares available pursuant to our 2023 Equity Incentive Plan and 11,558 shares available pursuant to our Employee Stock Purchase Plan. The total number of securities remaining available for future issuance indicated above reflects the expansion of shares available under the 2023 EIP Plan, to 10,000,000 shares, which Banzai’s shareholders approved on February 28, 2025.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Class A Common Stock and Class B Common Stock as of the date hereof for:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all directors and named executive officers as a group.

Beneficial ownership of our Common Stock is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible within 60 days of the date hereof, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

The percentage of beneficial ownership is based on 12,846,807 shares of Class A Common Stock and 2,311,134 shares of Class B Common Stock outstanding as of April 10, 2025.

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Name and Address of Beneficial Owner †	Class A Common Share		Class B Common Share		Total
Directors and Named Executive Officers:	Shares	%	Shares	%	Voting Power %
Jack Leeney	3,000	*%	—	*%	*	%
Joseph Davy	307,966	2.40%	2,311,134	100%	65.13	% (1)
Simon Baumer	2,248 (2)	*%	—	*%	*	%
Mason Ward (4)	-	*%	—	*%	*	%
Paula Boggs	3,366	*%	—	*%	*	%
Alvin Yip	33,193 (3)	*%	—	*%	*	%
Kent Schofield	22,849	*%	—	*%	*	%
All Directors and Executive Officers of the Company as a Group (7 Individuals)	372,622	2.90%	2,311,134	100%	65.31%
Five Percent or Greater Holders:
Alco Investment Company (4)	330,346	2.69%	—	*%	*%

*	Less than 1%.
†	Unless otherwise noted, the business address of each of the following persons is c/o Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110.
††	Each share of Common Stock entitles its holders to one vote per share; each share of Class B Common Stock entitles its holder to ten votes on all matters presented to our stockholders generally. As a result, percentage of voting power is based on 35,958,147 total votes.

(1)	Each share of Class B Common Stock entitles its holder to ten votes on all matters presented to our stockholders generally, which has the effect of concentrating the majority of the aggregate voting power of our Common Stock with Mr. Davy (approximately 65.13% of the aggregate voting power as of April 10, 2025).
(2)	Consists of 2,248 shares of Common Stock underlying options that are exercisable within 60 days of April 10, 2025.
(3)	Consists of 298 shares of Common Stock underlying options that are exercisable within 60 days of April 10, 2025, plus 32,895 shares of Common Stock held directly by Alvin Yip.
(4)	Mr. Ward is one of three members of the investment committee (the “Alco Investment Committee”) that exercises voting and dispositive control over the shares of Class A Common Stock beneficially owned by Alco Investment Company Because the consent of a majority of the members of the Alco Investment Committee is required in connection with any exercise of voting or dispositive rights with respect to the Class A Common Stock, neither Mr. Ward nor the other members of the Alco Investment Committee is the beneficial owner of any shares of Class A Common Stock beneficially owned by Alco Investment Company. This determination is based on the guidance from the staff of the Securities and Exchange Commission set forth in the Southland Corp. (July 8, 1987) SEC No-Action Letter. The principal office address of Alco is 33930 Weyerhaeuser Way S., Suite 150, Federal Way, Washington 98001.

Item 13. Certain Relationships and Related Transactions, and Director Independence.

Related Party Transactions

Banzai International, Inc. Related Party Transactions

Amended & Restated Registration Rights Agreement

In connection with the Business Combination, on the Closing Date, the Company, the 7GC Sponsor and certain securityholders of 7GC and Legacy Banzai entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), which amended and restated that certain Registration Rights Agreement, dated December 22, 2020. The A&R Registration Rights Agreements provides these holders (and their permitted transactions) with the right to require the Company, at the Company’s expense, to register shares of Class A Common Stock that they hold on customary terms for such a Business Combination, including customary demand and piggyback registration rights. The A&R Registration Rights Agreement also provides that the Company pay certain expenses of the electing holders relating to such registrations and indemnify them against certain liabilities that may arise under the Securities Act.

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In addition, subject to certain exceptions, the A&R Registration Rights Agreement provides for certain restrictions on transfer with respect to the securities of the Company. Such restrictions began upon Closing and end at the earliest of (A) 180 days after the Closing and (B) the first date on which (x) the closing price of Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in the Company’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities, or other property.

Lock-up Agreements

In connection with the Business Combination, on the Closing Date, the Company and certain stockholders and executives of Legacy Banzai, including Legacy Banzai’s officers, directors, and certain holders of 10% or more of the outstanding shares of Legacy Banzai Common Stock as of the date of the Merger Agreement, entered into Lock-Up Agreements effective as of the Closing Date (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreements provide that such signatory stockholders agree not to, without the prior written consent of the Company (subject to certain exceptions): (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Act and the rules and regulations of the SEC promulgated thereunder, any shares of Common Stock held by him, her, or it immediately after the Closing, any shares of Common Stock issuable upon the exercise of options to purchase shares, or any securities convertible into or exercisable or exchangeable for Common Stock held by him, her, or it immediately after the Closing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until 180 days after the Closing Date.

Share Transfer Agreements

On December 13, 2023, in connection with the Business Combination, 7GC and the 7GC Sponsor entered into a share transfer agreement (the “December Share Transfer Agreement”) with Alco, pursuant to which for each $500.00 in principal borrowed under the New Alco Note, the 7GC Sponsor agreed to forfeit three shares of 7GC Class B Common Stock held by the 7GC Sponsor, in exchange for the right of Alco to receive three shares of Class A Common Stock, in each case, at (and contingent upon) the Closing, with such forfeited and issued shares capped at an amount equal to 12,000. On October 3, 2023 and November 16, 2023, 7GC, the 7GC Sponsor, and Alco also entered into share transfer agreements, pursuant to which the 7GC Sponsor agreed to forfeit an aggregate of 45,000 shares of 7GC Class B Common Stock held by the 7GC Sponsor, in exchange for the right of Alco to receive 45,000 shares of Class A Common Stock at (and contingent upon) the Closing (such share transfer agreements together with the December Share Transfer Agreement, the “Share Transfer Agreements”). Alco is subject to a 180-day lock-up period with respect to such shares of Class A Common Stock pursuant to the Share Transfer Agreements, subject to customary exceptions. Additionally, in connection with the December Share Transfer Agreement, (a) Legacy Banzai issued the New Alco Note to Alco in the aggregate principal amount of $2.0 million, which bears interest at a rate of 8% per annum and will be due and payable on December 31, 2024, and (b) Legacy Banzai, Alco, and the Lender agreed to amend that certain Subordinated Promissory Note issued by Legacy Banzai to Alco on September 13, 2023 in the aggregate principal amount of $1.5 million to extend the maturity date from January 10, 2024 to September 30, 2024. Immediately prior to, and substantially concurrently with, the Closing, (i) the 7GC Sponsor surrendered and forfeited to 7GC for no consideration an aggregate of 16,500 shares of the class B common stock of 7GC and (ii) the Company issued to Alco 16,500 shares of Class A Common Stock pursuant to the Share Transfer Agreements.

7GC Related Party Transactions

Related Party Loans

In connection with the extension of 7GC’s deadline to consummate an initial business combination, on December 21, 2022, 7GC issued to the 7GC Sponsor an unsecured promissory note, dated as of December 21, 2022 (the “2022 Promissory Note”), which provided for borrowings from time to time of up to an aggregate of $2.3 million. On October 3, 2023, 7GC also issued to the 7GC Sponsor an unsecured promissory note, dated as of October 3, 2023 (the “2023 Promissory Note,” and together with the 2022 Promissory Note, the “7GC Promissory Notes”), which provided for borrowings from time to time of up to an aggregate of $500,000.

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Upon the Closing of the Business Combination, the 7GC Promissory Notes became payable, and the 7GC Sponsor gained the option, but not the obligation, to convert the principal balance of the 7GC Promissory Notes, in whole or in part, into shares of Class A Common Stock (the “Converted Shares”) equal to the principal amount of the 7GC Promissory Notes so converted divided by $500.00. On December 12, 2023, in connection with the Business Combination, the 7GC Sponsor and 7GC amended the optional conversion provision of the 7GC Promissory Notes to provide that the 7GC Sponsor has the right to elect to convert up to the full amount of the principal balance of the 7GC Promissory Notes, in whole or in part, 30 days after the Closing at a conversion price equal to the average daily VWAP of the Class A Common Stock for the 30 trading days following the Closing. Pursuant to these amended terms, each of the 7GC Promissory Notes was converted in full on February 2, 2024, resulting in the issuance to the 7GC Sponsor of an aggregate of 17,812 shares of our Class A Common Stock.

Administrative Support Agreement

As of December 31, 2023, the Company had accrued a total of approximately $40,000 related to office space, utilities, and secretarial and administrative support services, incurred by our predecessor, 7GC.

Legacy Banzai Related Party Transactions

Convertible Note Financing

Beginning in July 2022, Legacy Banzai issued convertible promissory notes (the “2022 Notes”) to certain accredited investors in an aggregate principal amount of approximately $6.0 million (of which $4.2 million was issued to related parties). The 2022 Notes accrued interest at a rate of 8% per annum. During the year ended December 31, 2023, Legacy Banzai issued additional convertible promissory notes to certain accredited investors in an aggregate principle amount of approximately $4.0 million (of which $2.6 million was issued to related parties) under the same terms of the 2022 Notes (together with the 2022 Notes, the “Legacy Banzai Notes”). The Legacy Banzai Notes, including principal and interest, converted into shares of our Class A Common Stock in connection with the Closing of the Business Combination.

The table below sets forth the aggregate principal amount of Legacy Banzai Notes issued to Legacy Banzai’s related parties:

Stockholder	Aggregate Principal Amount
Entities Affiliated with DNX Partners (1)	$1,500,000
ALCO (2)	$5,100,538
William Bryant (3)	$33,000
Mason Ward (4)	$150,000

(1)	Consists of (i) a 2022 Note issued to DNX III in the principal amount of $717,000 (ii) a 2022 Note issued to DNX Japan III in the principal amount of $258,000, (iii) a 2022 Note issued to DNX S-III in the principal amount of $25,000, (iv) a 2022 Note issued to DNX III in the principal amount of $358,500, (v) a 2022 Note issued to DNX Japan III in the principal amount of $129,000, (vi) a 2022 Note issued to DNX S-III in the principal amount of $12,500 ((i)-(iii) together, the “2022 DNX Notes”, (iv)-(vi) together, the “2023 DNX Notes” and, the 2022 DNX Notes and the 2023 DNX Notes, together, the “DNX Notes”). The 2022 DNX Notes were issued in on July 1,2022 and the 2023 DNX Notes were issued on May 11, 2023.
(2)	Consists of (i) a 2022 Note issued to ALCO in the principal amount of $1,000,000 on July 1, 2022, (ii) a 2022 Note issued to ALCO in the principal amount of $2,100,538.22 on July 19, 2022, (iii) a 2023 Note issued to ALCO in the principal amount of $1,500,000 on March 8, 2023 and (iv) a 2023 Note issued to ALCO in the principal amount of $500,000 on May 10, 2023.
(3)	Consists of (i) a 2023 Note issued to William Bryant in the principal amount of $33,000 on June 6, 2023.
(4)	Consists of (i) a 2022 Note issued to Mason Ward in the principal amount of $50,000 on July 28, 2022, (ii) a 2022 Note issued to Mason Ward in the principal amount of $50,000 on September 2, 2022, and (iii) a 2023 Note issued to Mason Ward in the principal amount of $50,000 on June 14, 2023.

Promissory Notes

On August 30, 2023, the Company issued a subordinate promissory note (“Alco August Promissory Note”) in the aggregate principal amount of $150,000 to Alco. Alco held approximately 5% of the issued equity of the Company, through its ownership of Series A Preferred Stock, for all periods presented. The Alco August Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest are due and payable on April 29, 2024 as amended on December 4, 2023.

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On September 13, 2023, the Company issued a subordinate promissory note (“Alco September Promissory Note” and together with the Alco August Promissory Note, the “Alco Notes”) in the aggregate principal amount of up to $1,500,000 to Alco. The Alco September Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest are due and payable on September 30, 2024 as amended on December 14, 2023. The Alco Notes, including principal and interest, converted into shares of our Class A Common Stock in connection with the Closing of the Business Combination.

On November 16, 2023, the Company issued a subordinate promissory note (“Alco November Promissory Note”) in the aggregate principal amount of up to $750,000 to Alco. The Alco November Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest are due and payable on April 13, 2024. As of December 31, 2023, $750,000 of principal and $7,397 of accrued interest is outstanding under the Alco November Promissory Note recorded in note payable - related party on the consolidated balance sheets.

On December 13, 2023, the Company issued a subordinate promissory note (“Alco December Promissory Note”) in the aggregate principal amount of up to $2,000,000 to Alco. The Alco December Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest are due and payable on December 31, 2024. As of December 31, 2023, $2,000,000 of principal and $7,890 of accrued interest is outstanding under the Alco December Promissory Note recorded in note payable - related party on the consolidated balance sheets.

Related Person Transactions Policy

The Company is in the process of formally adopting a written related person transactions policy. The Board has historically identified, reviewed and approved any transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in Banzai or any of its subsidiaries and related persons are, were or would be participants, including the transactions described above. Prior to approving such a transaction, the material facts as to a director or officer’s relationship or interest in the agreement or transaction were disclosed to the Board.

Under the policy, a related person is any executive officer, director, nominee to become a director or a security holder known by us to beneficially own more than 5% of any class of our voting securities (a “significant stockholder”), including any of their immediate family members and affiliates, including entities controlled by such persons or such person has a 5% or greater beneficial ownership interest.

Each director and executive officer shall identify, and we shall request each significant stockholder to identify, any related person transaction involving such director, executive officer or significant stockholder or his, her or its immediate family members and inform the Chair of our Audit Committee pursuant to this policy before such related person may engage in the transaction. Each related person transaction must be reviewed and approved in accordance with our related party transactions policy either by the Audit Committee or, if the Audit Committee determines that the approval of such related party transaction should be considered by all of the disinterested, independent members of the Board, by the disinterested, independent members of the Board by the vote of a majority thereof.

In considering related person transactions, our Audit Committee or the disinterested, independent members of the Board, as the case may be, take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the size of the transaction and the amount payable to a related party;

●	the nature of the interest of the related party in the transaction;

●	whether the transaction may involve a conflict of interest;

●	whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; and

●	any other information regarding the related party transaction or related party that would be material to investors in light of the circumstances of the transaction.

Our Audit Committee or the disinterested, independent members of the Board, as the case may be, shall approve only those related party transactions that they determine in good faith, based on all of the relevant information available to them, are in the best interests of the Company and our stockholders.

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Item 14. Principal Accounting Fees and Services.

Fees for professional services provided by our independent registered public accounting firm, Marcum LLP, for the last two fiscal years include:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Audit Fees(1)	$770,000	$560,000
Audit-Related Fees(2)	-	40,500
Total	$770,000	$600,500

(1) Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services rendered in connection with our statutory and regulatory filings.

(2) Audit-Related Fees. Audit-related services consist of fees for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Pre-Approval Policy

Except as permitted under federal law and SEC rules, all audit and non-audit services performed by our auditors must be pre-approved by the Audit Committee, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). All services reflected in the foregoing table were pre-approved by the Audit Committee in 2024 and 2023.

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PART IV

Item 15. Exhibits, Financial Statement Schedules.

(1) Financial Statements:

Report of Independent Registered Public Accounting Firm (PCAOB ID: 688)

Consolidated Balance Sheets as of December 31, 2024 and 2023

Consolidated Statements of Operations for the Years ended December 31, 2024 and 2023

Consolidated Statements of Stockholders’ Deficit for the Years ended December 31, 2024 and 2023

Consolidated Statements of Cash Flows for the Years ended December 31, 2024 and 2023

Notes to the Consolidated Financial Statements

(2) Financial Statements Schedules:

(3) All financial statement schedules have been omitted because they are not applicable, not required or the information required is shown in the financial statements or the notes thereto.

(4) Exhibits: The following is a list of exhibits filed as part of this Annual Report on Form 10-K.

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Exhibit Index

Exhibit Number	Description
2.1+	Agreement and Plan of Merger, dated December 8, 2022, by and among Banzai, 7GC, First Merger Sub and Second Merger Sub (incorporated by reference to Annex A-1 to the Registration Statement on Form S-4 filed on August 31, 2023).
2.2	Amendment to Agreement and Plan of Merger, dated August 4, 2023, by and among the Company and 7GC (incorporated by reference to Annex A-2 to the Registration Statement on Form S-4 filed on August 31, 2023).
2.3	Agreement and Plan of Merger, dated December 10, 2024, by and among Banzai International, Inc., Banzai Reel Acquisition, Inc. ClearDoc, Inc., and certain stockholders of ClearDoc, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 19, 2024).
2.4	Acquisition Agreement, dated December 19, 2024, by and among Banzai International, Inc., Vidello Limited, and the Shareholders of Vidello Limited (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 20, 2024).
2.5	Agreement and Plan of Merger, dated January 22, 2025 by and between Banzai International, Inc. and Act-On Software, Inc. (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025)
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 14, 2023. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on December 20, 2023).
3.2	Second Amended and Restated Bylaws of the Company, dated December 14, 2023 (incorporated by reference to the Exhibit 3.2 to the Current Report on Form 8-K filed on December 20, 2023).
3.3	Third Amended and Restated Bylaws of the Company, dated March 3, 2025 (incorporated by reference to the Exhibit 3.2 to the Current Report on Form 8-K filed on March 4, 2025).
3.4	Amendment to Second Amended and Restated Certificate of Incorporation of the Company, dated September 11, 2024. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on September 16, 2024).
3.5	Amendment to Second Amended and Restated Certificate of Incorporation of the Company, dated March 3, 2025. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on March 4, 2025).
4.1	Specimen Class A Common Stock Certificate of the Company (incorporated by reference to the Exhibit 4.1 to the Current Report on Form 8-K filed on December 20, 2023).
4.2	Specimen Class B Common Stock Certificate of the Company (incorporated by reference to the Exhibit 4.2 to the Current Report on Form 8-K filed on December 20, 2023).
4.3	Specimen Warrant Certificate of the Company (incorporated by reference to the Exhibit 4.3 to the Current Report on Form 8-K filed on December 20, 2023).
4.4	Warrant Agreement, dated December 22, 2020, by and between 7GC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by 7GC on December 28, 2020).
4.5	Amended and Restated Convertible Promissory Note, by and among Banzai and CP BF Lending, LLC (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
4.6	Subordinated Promissory Note, dated December 13, 2023, issued by the Company to Alco Investment Company (incorporated by reference to the Exhibit 4.5 to the Current Report on Form 8-K filed on December 20, 2023).
4.7	Warrant to Purchase Shares of Common Stock of Banzai International, Inc., dated December 15, 2023, issued by the Company to GEM Yield Bahamas Limited (incorporated by reference to the Exhibit 4.7 to the Current Report on Form 8-K filed on December 20, 2023).
4.8	Promissory Note, dated as of December 14, 2023, issued by Banzai International, Inc. to YA II PN, LTD (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 18, 2023).
4.9	Promissory Note, dated as of February 5, 2024, issued by Banzai International, Inc. to YA II PN, LTD (incorporated by reference to the Exhibit 4.11 to the Registration Statement on Form S-1 filed on February 5, 2024).
4.10*	Promissory Note Agreement, dated as of March 26, 2024, issued by Banzai International, Inc. to YA II PN, LTD.
4.11*	Description of Securities.
4.12	Certificate of Designation of Series FE Preferred Stock (incorporated by reference to the 8-K filed on December 19, 2024).

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10.1	Letter Agreement, dated December 22, 2020, by and among 7GC, its officers, its directors and the 7GC Sponsor (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by 7GC on December 28, 2020).
10.2	Private Placement Warrants Purchase Agreement, dated December 22, 2020, by and between 7GC and the 7GC Sponsor (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by 7GC on December 15, 2020).
10.3	Amended and Restated Registration Rights Agreement, dated December 14, 2023, by and among the Company, the 7GC Sponsor, certain stockholders of the Company (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on December 20, 2023).
10.4	Form of Lock-Up Agreement, by and between the Company and certain stockholders and executives of Legacy Banzai (incorporated by reference to Annex D to the Registration Statement on Form S-4 filed on August 31, 2023).
10.5#	Banzai International, Inc. 2023 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on March 25, 2024).
10.6#	Banzai International, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed on March 25, 2024).
10.7	Loan Agreement, dated February 19, 2021, by and among the Company, Joseph P. Davy as an Individual Guarantor, Demio, Inc., as an Individual Guarantor and CP BF Lending, LLC, as Lender (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
10.8	Forbearance Agreement, dated August 24, 2023, by and among the Company, the guarantors party to the Loan Agreement (as defined therein), and CP BF Lending, LLC (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
10.9	Promissory Note, dated October 3, 2023, issued by 7GC to the 7GC Sponsor (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by 7GC on October 4, 2023).
10.10	Standby Equity Purchase Agreement, dated as of December 14, 2023, by and among the Company, YA II PN, LTD., and Banzai Operating Co LLC (f/k/a Banzai International, Inc.). (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 18, 2023).
10.11	Registration Rights Agreement, dated as of December 14, 2023, by and between the Company and YA II PN, LTD. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 18, 2023).
10.12	Share Transfer Agreement, dated December 13, 2023, by and among the Company, the 7GC Sponsor and Alco Investment Company (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on December 20, 2023).
10.13#	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on December 20, 2023).
10.14	Amendment to Fee Reduction Agreement, dated December 28, 2023, by and between the Company and Cantor Fitzgerald (incorporated by reference to the Exhibit 10.26 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.15	Settlement Agreement, dated February 5, 2024, by and between the Company, GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (incorporated by reference to the Exhibit 10.27 of Amendment No. 1 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.16	Unsecured Promissory Note, dated February 5, 2024, issued by the Company to GEM Global Yield LLC SCS (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 8 ,2024).
10.17	Supplemental Agreement, dated February 5, 2024, by and between the Company and YA II PN, LTD (incorporated by reference to Exhibit 10.29 of Amendment No. 1 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.18	Addendum to Letter Agreements, dated February 5, 2024, by and between the Company and Roth Capital Partners, LLC (incorporated by reference to the Exhibit 10.30 of Amendment No. 1 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.19	Form of Convertible Promissory Note issued to YA II PN, LTD (incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed on February 3, 2025).
10.20	Second Amendment to Loan Agreement by and among the Company, Demio Holding Inc., Banzai Operating Co. LLC and CP BF Lending, LLC, as Lender dated as of September 23, 2024 (incorporated by reference to the Exhibit 10.19 to the Current Report on Form 8-K/A filed on September 27, 2024).
10.21	Debt Repayment Agreement, dated as of May 3, 2024, by and among the Company and Yorkville (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed on May 16, 2024).
10.22	Amended and Restated Debt Repayment Agreement, dated as of May 22, 2024, by and between the Company and Yorkville (incorporated by reference to Exhibit 4.12 to the Registration Statement filed on Form S-1 on September 19, 2024).

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10.23	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 28, 2024).
10.24	Form of Securities Purchase Agreement (incorporated by reference to the Exhibit 10.1 to the Current Report on Form 8-K filed on September 27, 2024).
10.25	Lock-up Agreement, dated as of September 20, 2024, by and between Banzai International, Inc. and Alco Investment Company (incorporated by reference to the Exhibit 10.21 to the Current Report on Form 8-K filed on September 25, 2024).
10.26	Form of Registration Rights Agreement, by and between Banzai International, Inc. and Alco Investment Company (incorporated by reference to the Exhibit 10.20 to the Current Report on Form 8-K filed on September 25, 2024).
10.27	Securities Purchase Agreement, dated as of September 23, 2024, by and between Banzai International, Inc. and CP BF Lending, LLC (incorporated by reference to the Exhibit 10.17 to the Current Report on Form 8-K filed on September 25, 2024).
10.28	Lock-up Agreement, dated as of September 23, 2024, by and between Banzai International, Inc. and CP BF Lending, LLC (incorporated by reference to the Exhibit 10.25 to the Current Report on Form 8-K filed on September 25, 2024).
10.29	Form of Registration Rights Agreement, by and between Banzai International, Inc. and CP BF Lending, LLC (incorporated by reference to the Exhibit 10.24 to the Current Report on Form 8-K filed on September 25, 2024).
10.30	Form of Registration Rights Agreement (incorporated by reference to the Exhibit 10.2 to the Current Report on Form 8-K filed on September 27, 2024).
10.31	Securities Purchase Agreement, dated as of September 20, 2024, by and between Banzai International, Inc. and Alco Investment Company (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.32	Repayment Agreement with Perkins Coie, LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.33	Amended and Restated Repayment Agreement with J.V.B Financial Group, LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.34	Investor Relations Consulting Agreement with MZHCI, LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.35	Side Letter to the Loan Agreement with CP BF Lending, LLC (incorporated by reference to the Exhibit 10.6 to the Current Report on Form 8-K filed on September 25, 2024).
10.36	Floor Price Adjustment Agreement with Yorkville Advisors (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.37	Repayment Agreement with Cooley LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.38	Settlement Letter with CohnReznick LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.39	Repayment Agreement with Sidley Austin LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.40	Repayment Agreement with Donnelley Financial LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.41	Repayment Agreement with Verista Partners, Inc. (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.42	Consulting Agreement dated as of September 26, 2024 by and between the Company and Hudson Global Ventures, LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.43	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 10, 2024).
10.44	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 10, 2024).
10.45	Form of Subscription Booklet (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025)
10.46	Form of Pre-Funded Warrant (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025)
10.47	Voting and Support Agreement, dated January 22, 2025 by and between Banzai International, Inc and Joseph Davy (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025).
10.48	Form of Share Consideration Escrow Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on January 23, 2025).

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10.49	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on January 23, 2025).
10.50	Voting and Support Agreement, dated December 10, 2024, by and between Joseph P. Davy and Banzai International Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 10, 2024).
10.51	Form of Lock-Up Agreement (incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2024).
10.52	Form of Pre-Funded Warrant (incorporated by reference to exhibit 10.2 to the Current Report on Form 8-K filed on December 20, 2024).
10.53	Voting and Support Agreement, dated December 19, 2024, by and between Banzai International Inc., and Joseph P. Davy (incorporated by reference to exhibit 10.3 to the Current Report on Form 8-K filed on December 20, 2024).
10.54	Closing Letter Agreement, dated January 24, 2025, by and among Banzai International, Inc., Vidello Limited and certain shareholders of Vidello Limited (incorporated by reference to exhibit 10.3 to the Current Report on Form 8-K filed on January 31, 2025).
19.1*	Banzai International, Inc. Insider Trading Policy.
21.1*	List of Subsidiaries.
23.1*	Consent of Marcum, LLP.
31.1*	Certification of Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1**	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2**	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
97.1*	Banzai International, Inc. Policy on Recoupment of Incentive Compensation.
101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema With Embedded Linkbase Documents
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.
+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory plan or arrangement.

Item 16. Form 10-K Summary

Not applicable.

92

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BANZAI INTERNATIONAL, INC.

Date: April 15, 2025	By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Name	Title	Date

/s/ Joseph Davy	Chief Executive Officer and Director	April 15, 2025
Joseph Davy	(Principle Executive Officer)

/s/ Alvin Yip	Interim Chief Financial Officer	April 15, 2025
Alvin Yip	(Principal Financial Officer and Principal Accounting Officer)

/s/ Paula Boggs	Director	April 15, 2025
Paula Boggs

/s/ Jack Leeney	Director	April 15, 2025
Jack Leeney

/s/ Mason Ward	Director	April 15, 2025
Mason Ward

93

F-1

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Banzai International, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Banzai International, Inc. (the “Company”) as of December 31, 2024 and 2023, the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum llp

We have served as the Company’s auditor since 2023.

Marlton, NJ 08053

April 15, 2025

F-2

BANZAI INTERNATIONAL, INC.

Consolidated Balance Sheets

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash	$1,087,497	$2,093,718
Accounts receivable, net of allowance for credit losses of $24,210 and $5,748, respectively	936,321	105,049
Prepaid expenses and other current assets	643,674	741,155
Total current assets	2,667,492	2,939,922

Property and equipment, net	3,539	4,644
Intangible assets, net	3,883,853	—
Goodwill	18,972,475	2,171,526
Operating lease right-of-use assets	72,565	134,013
Bifurcated embedded derivative asset - related party	63,000	—
Other assets	11,154	38,381
Total assets	25,674,078	5,288,486

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	7,782,746	6,439,863
Accrued expenses and other current liabilities	3,891,018	5,194,240
Convertible notes (Yorkville)	—	1,766,000
Convertible notes - related party	8,639,701	5,233,932
Convertible notes	215,057	—
Notes payable - related party, net of discount	—	9,164,924
Notes payable, carried at fair value	3,575,000	—
Deferred underwriting fees	—	4,000,000
Deferred fee	—	500,000
Warrant liability	15,000	641,000
Warrant liability - related party	2,300	575,000
Earnout liability	14,850	59,399
Due to related party	167,118	67,118
GEM commitment fee liability	—	2,000,000
Deferred revenue	3,934,627	1,214,096
Operating lease liabilities, current	22,731	234,043
Total current liabilities	28,260,148	37,089,615

Deferred revenue - long-term	117,643	—
Deferred tax liability	10,115	—
Operating lease liabilities, non-current	49,974	—
Other long-term liabilities	—	75,000
Total liabilities	28,437,880	37,164,615

Commitments and contingencies (Note 17)

Stockholders’ equity (deficit):
Common stock, $0.0001 par value, 275,000,000 (250,000,000 Class A and 25,000,000 Class B) shares authorized and 8,195,163 (5,884,029 Class A and 2,311,134 Class B) and 2,585,297 (274,163 Class A and 2,311,134 Class B) issued and outstanding at December 31, 2024 and December 31, 2023, respectively	800	259
Preferred stock, $0.0001 par value, 75,000,000 shares authorized, 1 and 0 shares issued and outstanding at December 31, 2024 and December 31, 2023	—	—
Additional paid-in capital	75,515,111	14,889,936
Accumulated deficit	(78,279,713)	(46,766,324)
Stockholders’ equity (deficit)	(2,763,802)	(31,876,129)
Total liabilities and stockholders’ equity (deficit)	$25,674,078	$5,288,486

The accompanying notes are an integral part of these consolidated financial statements.

F-3

BANZAI INTERNATIONAL, INC.

Consolidated Statements of Operations

	For the Years Ended December 31,
	2024	2023
Operating income:
Revenue	$4,527,879	$4,561,300
Cost of revenue	1,422,542	1,444,618
Gross profit	3,105,337	3,116,682

Operating expenses:
General and administrative expenses	16,548,902	12,905,073
Depreciation and amortization expense	24,179	7,160
Total operating expenses	16,573,081	12,912,233

Operating loss	(13,467,744)	(9,795,551)

Other expenses (income):
SEPA commitment fee and deferred fee expense	—	3,826,176
GEM warrant expense	—	2,448,000
GEM commitment fee expense	—	2,000,000
GEM settlement fee expense	200,000	—
Other expense (income), net	88,329	(62,985)
Interest income	(10)	(813)
Interest expense	—	1,068,447
Interest expense - related party	3,047,101	4,486,027
Gain on extinguishment of liabilities	(680,762)	—
Loss on debt issuance	653,208	—
Loss on extinguishment of term notes	1,071,563	—
Loss on conversion and settlement of Alco promissory notes - related party	4,808,882	—
Loss on conversion and settlement of CP BF notes - related party	6,529,402	—
Change in fair value of warrant liability	(626,000)	(1,807,000)
Change in fair value of warrant liability - related party	(572,700)	115,000
Change in fair value of simple agreement for future equity	—	(207,570)
Change in fair value of simple agreement for future equity - related party	—	(2,752,430)
Change in fair value of bifurcated embedded derivative liabilities	—	(1,404,863)
Change in fair value of bifurcated embedded derivative liabilities - related party	(51,000)	(3,063,278)
Change in fair value of convertible notes	693,000	(34,000)
Change in fair value of term notes	88,588	—
Change in fair value of convertible bridge notes	(10,176)	—
Yorkville prepayment premium expense	80,760	—
Goodwill impairment	2,725,460	—
Total other expenses, net	18,045,645	4,610,711
Loss before income taxes	(31,513,389)	(14,406,262)
Income tax expense	—	—
Net loss	(31,513,389)	(14,406,262)

Deemed dividend - Series A and Series B warrant modification (net of tax)	(418,360)	—

Net loss attributable to common shareholders	$(31,095,029)	$(14,406,262)

Net loss per share attributable to common shareholders
Basic and diluted	$(6.97)	$(6.00)

Weighted average common shares outstanding
Basic and diluted	4,458,169	2,401,988

The accompanying notes are an integral part of these consolidated financial statements.

F-4

BANZAI INTERNATIONAL, INC.

Consolidated Statements of Stockholders’ Deficit

	Series A Preferred Stock		Series FE Preferred Stock		Common Stock		Additional Paid-in-	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Share	Amount	Shares	Amount	Capital	Deficit	(Deficit)
Balance December 31, 2022	—	$—	—	$—	2,393,824	$239	$8,245,765	$(32,360,062)	$(24,114,058)
Reverse recapitalization (Note 4)	—	—	—	—	117,442	13	(17,858,572)	—	(17,858,559)
Conversion of simple agreement for future equity	—	—	—	—	833	—	456,234	—	456,234
Conversion of simple agreement for future equity - related party	—	—	—	—	11,039	1	6,049,765	—	6,049,766
Conversion of convertible notes	—	—	—	—	10,598	1	3,346,231	—	3,346,232
Conversion of convertible notes - related party	—	—	—	—	22,929	2	7,271,366	—	7,271,368
Modification of convertible notes payable - related party	—	—	—	—	—	—	9,909	—	9,909
Shares issued to Yorkville for aggregate commitment fee	—	—	—	—	6,000	1	3,287,999	—	3,288,000
Shares issued under share transfer agreement - related party	—	—	—	—	—	—	2,498,965	—	2,498,965
Issuance of Cantor fee shares	—	—	—	—	22,279	2	(2)	—	—
Exercise of stock options	—	—	—	—	353	—	30,761	—	30,761
Stock-based compensation	—	—	—	—	—	—	1,245,796	—	1,245,796
Excise tax	—	—	—	—	—	—	305,719	—	305,719
Net loss	—	—	—	—	—	—	—	(14,406,262)	(14,406,262)
Balance December 31, 2023	—	—	—	—	2,585,297	259	14,889,936	(46,766,324)	(31,876,129)
Effect of reverse stock split	—	—	—	—	189,585	—	—	—	—
Conversion of convertible notes - related party	—	—	—	—	17,813	2	2,540,089	—	2,540,091
Shares issued to Yorkville for convertible notes	—	—	—	—	454,157	45	4,129,955	—	4,130,000
Shares issued to Yorkville for commitment fee	—	—	—	—	14,201	1	499,999	—	500,000
Shares issued to Yorkville for redemption premium	—	—	—	—	12,000	1	115,799	—	115,800
Shares issued to Roth for advisory fee	—	—	—	—	38,794	4	578,829	—	578,833
Shares issued to GEM	—	—	—	—	190,001	19	784,924	—	784,943
Shares issued for marketing expense	—	—	—	—	9,470	1	334,771	—	334,772
Forfeiture of sponsor shares	—	—	—	—	(2,000)	—	—	—	—
Issuance of common stock and warrants, net of issuance costs	—	—	—	—	104,556	10	6,257,358	—	6,257,368
Incremental fair value of Series A and Series B warrant modification	—	—	—	—	—	—	418,360	—	418,360
Deemed dividend - Series A and Series B warrant modification	—	—	—	—	—	—	(418,360)	—	(418,360)
Shares issued for exercise of Pre-Funded warrants	—	—	—	—	173,223	17	849	—	866
Shares, warrants and pre-funded warrants issued to CP BF on modification of CP BF debt agreement	—	—	—	—	330,849	33	1,286,970	—	1,287,003
Premium issued as part of CP BF debt modification	—	—	—	—	—	—	4,079,225	—	4,079,225
Issuance of warrants to CP BF, net of issuance costs	—	—	—	—	—	—	2,763,161	—	2,763,161
Shares issued to MZHCI for investor relations services	—	—	—	—	24,000	2	94,798	—	94,800
Shares issued to J.V.B for payment of outstanding debt	—	—	—	—	29,077	3	114,997	—	115,000
Shares, warrants and pre-funded warrants issued to Alco on settlement of Alco promissory notes	—	—	—	—	282,420	28	8,866,592	—	8,866,620
Derecognition of Cantor fee	—	—	—	—	—	—	4,000,000	—	4,000,000
Class A Shares issued for OpenReel acquisition	—	—	—	—	930,558	93	1,526,022	—	1,526,115
Pre-Funded Warrants issued for OpenReel acquisition	—	—	—	—	—	—	19,300,805	—	19,300,805
Series FE Preferred Stock issued for OpenReel acquisition	—	—	1	—	—	—	—	—	—
Exercise of RSUs to Board of Director members	—	—	—	—	79,391	8	(8)		—
Shares issued to Hudson for consulting fee	—	—	—	—	45,000	5	166,496	—	166,501
Conversion of convertible notes - CP BF	—	—	—	—	55,600	6	216,278	—	216,284
Shares issued to Perkins Coie LLP for payment of outstanding debt	—	—	—	—	600,000	60	919,640	—	919,700
Issuance of shares to Yorkville under the SEPA agreement	—	—	—	—	550,000	55	880,888	—	880,943
Shares issued for exercise of pre-funded warrants - HCW PIPE	—	—	—	—	1,176,471	118	1,058	—	1,176
Shares issued for exercise of pre-funded warrants - CP BF	—	—	—	—	304,700	30	—	—	30
Stock-based compensation	—	—	—	—	—	—	1,165,680	—	1,165,680
Net loss	—	—	—	—	—	—	—	(31,513,389)	(31,513,389)
Balance December 31, 2024	—	$—	1	$—	8,195,163	$800	$75,515,111	$(78,279,713)	$(2,763,802)

The accompanying notes are an integral part of these consolidated financial statements.

F-5

BANZAI INTERNATIONAL, INC.

Consolidated Statements of Cash Flows

	For the Years Ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(31,513,389)	$(14,406,262)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	24,179	7,160
Provision for credit losses on accounts receivable	18,462	(102,112)
Non-cash shares issued to Yorkville for aggregate commitment fee	—	3,288,000
Non-cash issuance of warrants accounted for as liabilities	—	2,448,000
Non-cash share issuance for marketing expenses	245,252	—
Non-cash settlement of GEM commitment fee	200,000	2,000,000
Non-cash share issuance for Yorkville redemption premium	80,760	—
Discount at issuance on notes carried at fair value	747,962	686,016
Non-cash interest expense - related party	1,532,475	513,977
Amortization of debt discount and issuance costs	—	958,822
Amortization of debt discount and issuance costs - related party	1,393,785	2,410,735
Amortization of operating lease right-of-use assets	137,717	173,245
Stock based compensation expense	1,165,680	1,245,796
Gain on extinguishment of liability	(680,762)	—
Loss on conversion and settlement of Alco promissory notes - related party	4,808,882	—
Loss on conversion and settlement of CP BF notes - related party	6,529,402	—
Loss on debt issuance	653,208	—
Loss on extinguishment of term notes	1,071,563	—
Impairment loss	2,725,460	—
Excise tax	—	305,719
Change in fair value of warrant liability	(626,000)	(1,807,000)
Change in fair value of warrant liability - related party	(572,700)	115,000
Change in fair value of simple agreement for future equity	—	(207,570)
Change in fair value of simple agreement for future equity - related party	—	(2,752,430)
Change in fair value of bifurcated embedded derivative liabilities	—	(1,404,863)
Change in fair value of bifurcated embedded derivative liabilities - related party	(51,000)	(3,063,278)
Change in fair value of convertible promissory notes	693,000	(34,000)
Change in fair value of term notes	88,588	—
Change in fair value of convertible bridge notes	(10,176)	—
Changes in operating assets and liabilities:
Accounts receivable	15,828	65,479
Prepaid expenses and other current assets	551,645	(407,648)
Other assets	27,227	—
Deferred offering costs	—	(1,708,163)
Accounts payable	1,012,281	5,339,614
Due to related party	—	67,118
Deferred revenue	(6,315)	283,660
Accrued expenses	498,051	4,448,867
Operating lease liabilities	(237,607)	(284,963)
Earnout liability	(44,549)	(229,700)
Deferred fees	—	500,000
Deferred revenue - long-term	10,573	—
Deferred tax liability	10,115	—
Other long-term liabilities	(75,000)	—
Net cash used in operating activities	(9,575,403)	(1,550,781)
Cash flows from investing activities:
Cash acquired in acquisition of OpenReel	82,219	—
Net cash provided by investing activities	82,219	—
Cash flows from financing activities:
Effect of Merger, net of transaction costs (Note 4)	—	(7,615,462)
Payment of GEM commitment fee	(1,200,000)	—
Repayment of convertible notes (Yorkville)	(750,000)	—
Proceeds from term notes, net of issuance costs	2,782,438	—
Repayment of term notes	(1,939,583)	—
Partial repayment of convertible notes - related party	(283,315)	—
Proceeds from Yorkville redemption premium	35,040	—
Proceeds from advance from related party	100,000	—
Proceeds from issuance of GEM promissory note	—	—
Proceeds from issuance of notes payable, net of issuance costs - related party	—	4,387,701
Proceeds from issuance of convertible notes, net of issuance costs	2,602,000	3,235,000
Proceeds from issuance of convertible notes, net of issuance costs - related party	—	2,583,000
Proceeds received for exercise of Pre-Funded warrants	2,072	—
Proceeds from issuance of shares to Yorkville under the SEPA agreement	880,943	—
Proceeds from issuance of common stock	6,257,368	30,761
Net cash provided by financing activities	8,486,963	2,621,000
Net decrease in cash	(1,006,221)	1,070,219
Cash at beginning of period	2,093,718	1,023,499
Cash at end of period	$1,087,497	$2,093,718

F-6

BANZAI INTERNATIONAL, INC.

Consolidated Statements of Cash Flows (Continued)

Supplemental disclosure of cash flow information:
Cash paid for interest	338,393	955,848
Cash paid for taxes	5,113	9,862
Non-cash investing and financing activities
Shares issued to Roth for advisory fee	578,833	—
Shares issued to GEM	784,943	—
Shares issued for marketing expenses	334,772	—
Shares issued to MZHCI for investor relations services	94,800	—
Shares issued to J.V.B for payment of outstanding debt	115,000	—
Shares issued to Hudson for consulting fee	166,501	—
Shares issued to Perkins Coie LLP for payment of oustanding debt	919,700	—
Settlement of GEM commitment fee	200,000	—
Shares issued to Yorkville for redemption premium	115,800	—
Shares issued for exercise of Pre-Funded warrants	2,072	—
Deemed dividend - Series A and Series B warrant modification	418,360	—
Issuance of convertible promissory note - GEM	1,000,000	—
Shares issued to CP BF for debt restructuring	1,287,003	—
Non-cash warrants and pre-funded warrants issued to CP BF for debt restructuring	2,763,161	—
Premium issued as part of CP BF debt modification	4,079,225	—
Shares issued to Alco for debt restructuring	1,098,614	—
Non-cash warrants and pre-funded warrants issued to Alco for debt restructuring	7,768,006	—
Derecognition of Cantor fee	4,000,000	—
Bifurcated embedded derivative liabilities at issuance—related party	12,000	—
Consideration transferred for acquisition of OpenReel	20,826,920	—
Right-of-use assets obtained in exchange for lease obligations	76,269	—
Issuance of Cantor Fee Shares	—	111
Assets acquired in acquisition of OpenReel	24,484,460	—
Liabilities assumed in acquisition of OpenReel	3,657,540	—
Modification of convertible notes payable - related party	—	9,909
Shares issued to Yorkville of aggregate commitment fee	500,000	3,288,000
Shares issued under share transfer agreement - related party	—	2,498,965
Issuance of warrants accounted for as a liability	—	2,448,000
GEM commitment fee	—	2,000,000
Deferred offering costs	—	3,233,097
Conversion of simple agreement for future equity	—	456,234
Conversion of simple agreement for future equity - related party	—	6,049,766
Conversion of convertible notes	—	3,346,232
Conversion of convertible notes - Yorkville	4,130,000	—
Conversion of convertible notes - related party	2,540,091	7,271,368
Conversion of convertible notes - CP BF	216,284	—

The accompanying notes are an integral part of these consolidated financial statements.

F-7

BANZAI INTERNATIONAL, INC.

Notes to Consolidated Financial Statements

1. Organization

The Business

Banzai International, Inc. (the “Company” or “Banzai”) was incorporated in Delaware on September 30, 2015. Banzai is a leading enterprise SaaS Video Engagement platform used by marketers to power webinars, trainings, virtual events, and on-demand video content.

Reverse Stock Split

On August 29, 2024, the Company held a special meeting of securityholders (the “Special Meeting”). At the Special Meeting, the Company’s securityholders approved the proposal to amend the Second Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”). On September 10, 2024, the Board determined to effect a reverse stock split at a ratio of 1-for-50, effective as of September 19, 2024 and filed an amendment with the Secretary of State of the State of Delaware. The Class B Common Stock was not affected by the Reverse Stock Split.

No cash or fractional shares were issued in connection with the Reverse Stock Split, and instead the Company rounded up to the next whole share in lieu of issuing factional shares that would have been issued in the reverse split. Proportional adjustments were made to the number of shares of Class A Common Stock issuable upon exercise or conversion of the Company’s outstanding stock options and warrants, the exercise price or conversion price (as applicable) of the Company’s outstanding stock options and warrants, and the number of shares reserved for issuance under the Company’s equity incentive plan. All Class A Common Stock share and per share information included herein has been retroactively adjusted to reflect the impact of the Reverse Stock Split.

Close of the Merger

On December 14, 2023 (the “Closing Date”), 7GC & Co. Holdings Inc. (“7GC”), our predecessor company, consummated the business combination pursuant to the Agreement and Plan of Merger and Reorganization, dated as of December 8, 2022 (the “Original Merger Agreement”), by and among 7GC, Banzai International, Inc. (“Legacy Banzai”), 7GC Merger Sub I, Inc., an indirect wholly owned subsidiary of 7GC (“First Merger Sub”), and 7GC Merger Sub II, LLC, a direct wholly owned subsidiary of 7GC (“Second Merger Sub”), as amended by the Amendment to Agreement and Plan of Merger, dated as of August 4, 2023 (the “Merger Agreement Amendment” and, together with the Original Merger Agreement, the “Merger Agreement”), by and between 7GC and Legacy Banzai.

Pursuant to the terms of the Merger Agreement, a business combination between 7GC and Legacy Banzai was effected through (a) the merger of First Merger Sub with and into Legacy Banzai, with Legacy Banzai surviving as a wholly-owned subsidiary of 7GC (Legacy Banzai, in its capacity as the surviving corporation of the merger, the “Surviving Corporation”) (the “First Merger”) and (b) the subsequent merger of the Surviving Corporation with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the Second Merger, which ultimately resulted in Legacy Banzai becoming a wholly-owned direct subsidiary of 7GC (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the other transactions described in the Merger Agreement, the “Merger”). On the Closing Date, and in connection with the closing of the Merger (the “Closing”), 7GC changed its name to Banzai International, Inc.

Although 7GC was the legal acquirer of Legacy Banzai in the merger, Legacy Banzai is deemed to be the accounting acquirer, and the historical financial statements of Legacy Banzai became the basis for the historical financial statements of the Company upon the closing of the merger.

As a result, the financial statements included here reflect (i) the historical operating results of Legacy Banzai prior to the merger; (ii) the combined results of 7GC and Legacy Banzai following the close of the merger; (iii) the assets and liabilities of Legacy Banzai at their historical cost and (iv) the Legacy Banzai’s equity structure for all periods presented, as affected by the recapitalization presentation after completion of the merger.

The aggregate consideration payable to securityholders of Legacy Banzai at the Closing consisted of a number of shares of Class A Common Stock or shares of Class B Common Stock, and cash in lieu of any fractional shares of Class A Common Stock or shares of Class B Common Stock that would otherwise have been payable to any Legacy Banzai securityholders, equal to $100,000,000. See Note 4 - Reverse Merger Capitalization with 7GC & Co. Holdings Inc. for further details of the merger.

F-8

Emerging Growth Company

Upon closure of the Merger, the Company became an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies.

Section 102(b) (1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply. Private companies are those companies that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act of 1934, as amended (the “Exchange Act”). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies. Any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised, it adopts the new or revised standard at the time private companies adopt the new or revised standard. Therefore, the Company’s financial statements may not be comparable to certain public companies.

Reclassifications

Certain amounts in the prior year’s consolidated financial statements, as of December 31, 2023 have been reclassified to conform to the current period’s presentation. This involved reclassifying the debt outstanding and associated interest expense on the debt outstanding with counterparty CP BF which were previously disclosed as Convertible Notes and Notes payable, and Interest expense, respectively, to Convertible notes - related party and Notes payable - related party, net of discount, and Interest expense - related party, respectively. This reclassification had no effect on the Company’s loss from operations, net loss, or net loss per share.

2. Going Concern

As of December 31, 2024 the Company had cash of approximately $1.1 million. For the year ended December 31, 2024, the Company used approximately $9.6 million in cash for operating activities. The Company has incurred recurring net losses from operations and negative cash flows from operating activities since inception. As of December 31, 2024, the Company had an accumulated deficit of approximately $78.3 million. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern within one year of the date these financial statements were issued.

The continuation of the Company as a going concern is dependent upon the continued financial support from its stockholders and debt holders. Specifically, continuation is contingent on the Company’s ability to obtain necessary equity or debt financing to continue operations, and ultimately the Company’s ability to generate profit from sales and positive operating cash flows, which is not assured.

The Company’s plans include obtaining future debt financings (see Note 14) and equity financings associated with the Yorkville SEPA (as defined in Note 18). If the Company is unsuccessful in completing these planned transactions, it may be required to reduce its spending rate to align with expected revenue levels and cash reserves, although there can be no guarantee that it will be successful in doing so. Accordingly, the Company may be required to raise additional cash through debt or equity transactions. It may not be able to secure financing in a timely manner or on favorable terms, if at all. As a result, management’s plans cannot be considered probable and thus do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

On September 16, 2024, the Company committed to a reduction in force (the “Reduction”) intended to decrease expenses and maintain a streamlined organization to support key programs and customers, and that is expected to conserve cash. As part of the Reduction, the Company reduced its headcount by 24 employees, which represented approximately 34% of the Company’s full-time employees as of September 15, 2024. The cost-saving measures from the Reduction reduced annual operating expenses by approximately $0.8 million beginning in the fourth quarter of 2024. The Company incurred total restructuring charges of approximately $0.1 million, including severance payments in connection with the Reduction. The Company completed the reduction in October, 2024.

These accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

F-9

3. Summary of Significant Accounting Policies

Basis of Presentation

The Company’s audited consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and applicable regulations of the Securities and Exchange Commission (“SEC”) regarding annual financial reporting.

Principles of Consolidation

The accompanying audited consolidated financial statements include the accounts of Banzai and its subsidiaries. The Company consolidates all entities over which the Company has the power to govern the financial and operating policies and therefore exercises control, and upon which the Company has a controlling financial interest. The existence and effect of both current voting rights and potential voting rights that are currently exercisable or convertible are considered when assessing whether control of an entity is exercised. The subsidiary is consolidated from the date at which the Company obtains control and is de-consolidated from the date at which control ceases. All intercompany balances and transactions have been eliminated. The accounting policies of the subsidiary has been changed where necessary to ensure consistency with the policies adopted by the Company.

In the opinion of management, all necessary adjustments (consisting of normal recurring adjustments, intercompany adjustments, reclassifications and non-recurring adjustments) have been recorded to present fairly our financial position as of December 31, 2024 and 2023, respectively, and the results of operations and cash flows for the years ended December 31, 2024 and 2023, respectively.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the audited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that estimates made as of the date of the financial statements could change in the near term due to one or more future events. Actual results could differ significantly from these estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include estimates of impairment of goodwill, recognition and measurement of convertible and Simple Agreement for Future Equity (SAFE) notes, including the associated embedded derivatives, determination of the fair value of the warrant liabilities and debt instruments reported at fair value, determination of the consideration transferred and purchase price allocated to assets acquired and liabilities assumed for acquisitions which are based on their estimated fair values at the date of acquisition, estimated useful lives of finite-lived intangible assets, and recognition and measurement of stock compensation.

Certain Risks and Uncertainties

The Company’s business and operations are sensitive to general business and economic conditions. These conditions include short-term and long-term interest rates, inflation, fluctuations in debt and equity capital markets and the general condition of the world economy. A host of factors beyond the Company’s control could cause fluctuations in these conditions. Adverse developments in these general business and economic conditions could have a material adverse effect on the Company’s financial condition and the results of its operations. In addition, the Company will compete with many companies that currently have extensive and well-funded products, marketing and sales operations. The Company may be unable to compete successfully against these companies. The Company’s industry is characterized by rapid changes in technology and market demands. As a result, the Company’s products, services, or expertise may become obsolete or unmarketable. The Company’s future success will depend on its ability to adapt to technological advances, anticipate customer and market demands, and enhance its current technology. The Company is also subject to risks which include, but are not limited to, dependence on key personnel, reliance on third parties, successful integration of business acquisitions, protection of proprietary technology, and compliance with regulatory requirements.

Cash

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents. As of December 31, 2024 and 2023, respectively, the Company does not have any cash equivalents.

F-10

The Company has no significant off-balance-sheet concentration of credit risk such as foreign exchange contracts, option contracts or other hedging arrangements. The Company holds cash in banks in excess of federally insured limits. However, the Company believes risk of loss is minimal as the cash is held by large highly rated financial institutions. To reduce its risk associated with the failure of such financial institutions, the Company evaluates at least annually the rating of the financial institutions in which it holds cash. Any material loss that the Company may experience in the future could have an adverse effect on its ability to pay its operational expenses or make other payments and may require the Company to move its cash to other high quality financial institutions. Currently, the Company is reviewing its bank relationships in order to mitigate its risk to ensure that its exposure is limited or reduced to the FDIC protection limits.

Accounts Receivable and Allowance for Credit Losses

Accounts receivable consist of balances due from customers as well as from payment service providers. Payment terms range from due upon receipt, to net 30 days. Accounts receivable are stated net of an allowance for credit losses.

The allowance for expected credit losses is based on the probability of future collection under the current expected credited loss (“CECL”) impairment model which was adopted by the Company on January 1, 2023, as discussed below within Recent Accounting Pronouncements. The adoption of ASU No. 2016-13, Financial Instruments: Credit Losses (Topic 326) (“ASU 2016-13”) did not have a material impact on these consolidated financial statements. Account balances are written off after all means of collection are exhausted and the balance is deemed uncollectible. Subsequent recoveries are credited to the allowance. Changes in the allowance are recorded as adjustments to credit losses in the period incurred.

As of December 31, 2024 and 2023, the Company determined an allowance for credit losses of $24,210 and $5,748 was required, respectively. Further, for the years ended December 31, 2024 and 2023, the Company recognized bad debt expenses for accounts receivable balances of $18,462 and $65,013, respectively.

The following table presents changes in the allowance for credit losses for the year ended December 31, 2024:

Balance - December 31, 2023	$5,748
Change in provision for credit losses	18,462
Balance - December 31, 2024	$24,210

Deferred Sales Commissions

Sales commissions earned by the Company’s sales force are considered incremental and recoverable costs of obtaining a contract with a customer. Sales commissions for initial contracts are deferred and then amortized on a straight-line basis over a period of benefit the Company has determined to be three (3) years. The Company determined the period of benefit by taking into consideration the average contractual customer term, technology obsolescence and other factors.

Property and Equipment

Property and equipment are recorded at cost and presented net of accumulated depreciation. Major additions and betterments are capitalized while maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed. Property and equipment are depreciated on the straight-line basis over their estimated useful lives (3 years for computer equipment).

Intangible Assets and Impairment of Long-Lived Assets

Intangible assets are presented at fair value, net of amortization. The fair value is determined based on the appraised value of the asset. Intangible assets are composed of developed technology, trade names and customer lists (see Note 5), video material licenses, a web domain, and patents. Intangible assets subject to amortization consist of the following:

	Estimated Useful Life (years):	December 31, 2024
Customer relationships	7	$588,710
Trade name	15	899,600
Technology	6	2,415,010
		3,903,320
Less: Accumulated amortization		(19,467)
Intangible assets, net		$3,883,853

F-11

Total amortization expense related to intangible assets was $19,467 for the year ended December 31, 2024. Expected amortization expense is as follows:

Year Ending December 31, 2025	$546,576
Year Ending December 31, 2026	546,576
Year Ending December 31, 2027	546,576
Year Ending December 31, 2028	546,576
Year Ending December 31, 2029	546,576
Thereafter	1,150,973
Total	$3,883,853

The Company periodically evaluates its long-lived assets for potential impairment in accordance with ASC Topic 360, Property, Plant and Equipment (“ASC 360”). Potential impairment is assessed when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recovered. The recoverability of these assets is assessed based on undiscounted expected future cash flows from the assets, considering a number of factors, including past operating results, budgets and economic projections, market trends and product development cycles. If impairments are identified, assets are written down to their estimated fair value. The Company has not recognized any impairment charges through December 31, 2024.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually, in December, or more frequently if a triggering event occurs between impairment testing dates. As of December 31, 2024, the Company had two operating segments, which were deemed to be its reporting units, for the purpose of evaluating goodwill impairment. Refer to Note 21 for further discussion of the Company’s segment reporting.

The Company’s impairment assessment begins with a qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying value. Qualitative factors may include, macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity and Company specific events. If, based on the qualitative test, the Company determines that it is “more likely than not” that the fair value of a reporting unit is less than its carrying value, then we evaluate goodwill for impairment by comparing the fair value of our reporting unit to its respective carrying value, including its goodwill. If it is determined that it is not likely that the fair value of the reporting unit is less than its carrying value, then no further testing is required. The factors considered in the qualitative assessment include macroeconomic conditions, industry and market conditions and overall financial performance of the Company, among other factors. Under a quantitative assessment, the Company will estimate the fair value of the Company through a combination of income and market approach valuation methodologies.

The Company completed its annual goodwill impairment test as of December 31, 2024. For the annual test, the Company bypassed the qualitative assessment and proceeded directly to the quantitative impairment test based on the stock price of the Company on the measurement date and economic uncertainty. To perform the quantitative assessment, the Company estimated the fair value of equity using the market capitalization method of the market approach, consideration of initiatives unknown by the market and evaluation of any implied control premium. Management further supported the conclusions by assessing a combination of an income valuation methodology, comprising a discounted cash flow analysis and market valuation methodologies, comprising the guideline public company and guideline transaction methods.

The market capitalization method calculated the aggregate market value of the Company based on the total number of outstanding shares of common and preferred stock and the market prices of the shares as of the assessment date. The Company evaluated conditions that were unknown by the market as of the assessment date and how a market participant would evaluate an implied control premium for the Company. The implied control premium was supported using a discounted cash flow analysis that contemplated the present value of assumed market participant cost savings and synergies.

The discounted cash flow (“DCF”) estimated the present value of future cash flows. A DCF analysis requires significant judgment to model financial forecasts, which included revenue growth, cost of sales as a percentage of revenue, gross profit margin, operating expenses as a percentage of revenue, EBITDA margin, EBITDA growth, industry and economic trends, and other relevant considerations. For periods beyond those forecasted, a terminal value was estimated based on an assumed long-term growth rate, which was derived using the Gordon Growth Model. The discount rate applied to the forecasted cash flows was calculated using a build-up approach, which starts with the risk-free interest rate, which was then calibrated for market and small stock risk premiums, including a beta, equity risk, size, and small stock risk premiums to reflect risks and uncertainties in the financial market and in the Company’s business projections.

F-12

The market approach for the guideline public company method utilizes observable market data from comparable public companies, including revenue multiples, to estimate the Company’s fair value. This approach also incorporates a control premium to represent the Company’s expectation of a hypothetical acquisition. The market approach for the guideline transaction method utilizes observable transactions of actual prices paid for target companies that operated in comparable industries or markets facing similar risks. Both methods of the market approach require judgment in the selection of comparable companies or comparable transactions and includes those with similar business activities, and related operating environments.

The selection and assessment of qualitative factors used to determine whether it is more likely than not that the fair value of a reporting unit exceeds the carrying value involves significant judgment and estimates. Fair values may be determined using a combination of both income and market-based approaches. There was a $2.7 million impairment of goodwill recorded to the OpenReel reporting unit for the year ended December 31, 2024, and no impairment of goodwill recognized on the Banzai Operating Co. reporting unit for the years ended December 31, 2024 and 2023, respectively.

Deferred Offering Costs

In 2023, the Company capitalized fees related to the Merger Agreement (see Note 1 - Organization and Note 4 - Merger) as an asset. These fees were recognized as a reduction of equity, upon Closing of the Merger on December 14, 2023.

Capitalized deferred offering costs consisted of the following, as of December 14, 2023:

December 14, 2023
SPAC-related legal fees	$2,973,077
Investment bank advisory services	135,000
Federal Trade Commission filing fees	125,020
Total deferred offering costs capitalized	$3,233,097

The entire balance of Deferred Offering Costs capitalized as of December 14, 2023, was reclassified to Additional Paid-in- Capital, on December 14, 2023, in connection with the closing of the Merger. As a result, there was no Deferred Offering Costs balance as of December 31, 2023.

Warrant Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

Warrant Liability - related party

The warrants originally issued in 7GC’s initial public offering (the “Public Warrants”) are recognized as derivative liabilities in accordance with ASC 815. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercise or expiration, and any change in fair value is recognized in the Company’s consolidated statements of operations.

The Public Warrants were initially measured at fair value using a Monte Carlo simulation model and have subsequently been measured based on the listed market price of such warrants. Warrant liabilities are classified as current liabilities on the Company’s consolidated balance sheets.

Warrant Liability

The GEM Warrants were not considered indexed to the issuer’s stock pursuant to ASC 815, as the holder’s ability to receive in lieu of the Warrant one percent of the total consideration received by the Company’s stockholders in connection with a Change of Control, where the surviving corporation is not publicly traded, adjusts the settlement value based on items outside the Company’s control in violation of the fixed-for-fixed option pricing model. As such, the Company recorded the Warrants as liabilities initially measured at fair value with subsequent changes in fair value recognized in earnings each reporting period.

F-13

The measurement of fair value was determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion).

Simple Agreements for Future Equity—SAFE

The Company accounts for Simple Agreements for Future Equity (“SAFE”) at fair value in accordance with ASC 480 Distinguishing Liabilities from Equity. The SAFEs are subject to revaluation at the end of each reporting period, with changes in fair value recognized in the accompanying consolidated statement of operations.

Concentration of Business and Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company has no financial instruments with off-balance sheet risk of loss.

At December 31, 2024, one customer accounted for 10% or more of accounts receivable with a concentration of 14% of the total accounts receivable balance. At December 31, 2023, no customers accounted for 10% or more of accounts receivable. For the years ended December 31, 2024 and 2023, no customers accounted for 10% or more of total revenues.

At December 31, 2024 and 2023, two suppliers and one supplier accounted for 10% or more of accounts payable, respectively.

Loss Per Share

Basic loss per share of common stock is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding and pre-funded warrants outstanding during the period. Diluted net loss per share excludes, when applicable, the potential impact of stock options and convertible preferred stock because their effect would be anti-dilutive due to the net loss. Since the Company had a net loss in each of the periods presented, basic and diluted net loss per common share are the same.

The calculation of basic and diluted net loss per share attributable to common stock was as follows:

	For the Year Ended December 31,
	2024	2023
Numerator:
Net loss attributable to common shareholders—basic and diluted	$(31,095,029)	$(14,406,262)

Denominator:
Weighted average shares—basic and diluted	4,458,169	2,401,988
Net loss per share attributable to common shareholders—basic and diluted	$(6.97)	$(6.00)

Securities that were excluded from loss per share as their effect would be anti-dilutive due to the net loss position that could potentially be dilutive in future periods are as follows:

	As of December 31,
	2024	2023
Options	25,661	14,962
RSUs	340,783	—
Public warrant shares	230,000	230,000
GEM warrant shares	16,571	16,571
Common warrant shares	4,527,613	—
Placement agent warrant shares	104,902	—
Total	5,245,530	261,533

F-14

Leases

The Company determines if an arrangement is a lease at inception and classifies its leases at commencement. Operating leases are presented as right-of-use (“ROU”) assets and the corresponding lease liabilities are included in operating lease liabilities, current and operating lease liabilities, non-current on the Company’s balance sheets. ROU assets represent the Company’s right to use an underlying asset, and lease liabilities represent the Company’s obligation for lease payments in exchange for the ability to use the asset for the duration of the lease term.

ROU assets and lease liabilities are recognized at commencement date and determined using the present value of the future minimum lease payments over the lease term. The Company uses an incremental borrowing rate based on estimated rate of interest for collateralized borrowing since the Company’s leases do not include an implicit interest rate. The estimated incremental borrowing rate considers market data, actual lease economic environment, and actual lease term at commencement date. The lease term may include options to extend when it is reasonably certain that the Company will exercise that option. In addition, the Company does not recognize short-term leases that have a term of twelve months or less as ROU assets or lease liabilities. The Company recognizes operating lease expense on a straight-line basis over the lease term.

The Company has lease agreements which contain both lease and non-lease components, which it has elected to account for as a single lease component when the payments are fixed. As such, variable lease payments, including those not dependent on an index or rate, such as real estate taxes, common area maintenance, and other costs that are subject to fluctuation from period to period are not included in lease measurement.

The Company evaluates long-lived assets for recoverability if there are indicators of potential impairment. Indicators of potential impairment may include subleasing a location for less than the head lease cost. If there are indicators of potential impairment, the Company will test the assets for recoverability. If the undiscounted cash flows estimated to be generated are less than the carrying value of the underlying assets, the assets are deemed impaired. If it is determined that assets are impaired, an impairment loss is calculated based on the amount that the asset’s book value exceeds its fair value.

Revenue Recognition

Revenue is generated through Banzai providing marketing and webinar platform subscription software service for a set period of time. The Statement of Work (“SOW”) or Invoice, and the accompanying documents are negotiated and signed by both parties (if applicable). Alternatively, customer contracting is achieved via self service and invoicing is initiated automatically once the customer accepts the terms and conditions on the platform, based on their selection of the desired subscription product. When execution or completion of the contract occurs, the contract is valid and revenue is earned when the service is provided for each period of performance, daily. The amount is paid by the customer based on the contract terms monthly, quarterly, or annually, with the majority paid via credit card processing.

The Company recognizes revenue in an amount that reflects the consideration to which it expects to be entitled in exchange for the transfer of promised services to its customers. To determine revenue recognition for contracts with customers, the Company performs the following steps described in ASC 606: (1) identifies the contract with the customer, or Step 1, (2) identifies the performance obligations in the contract, or Step 2, (3) determines the transaction price, or Step 3, (4) allocates the transaction price to the performance obligations in the contract, or Step 4, and (5) recognizes revenue when (or as) the entity satisfies a performance obligation, or Step 5.

Revenue from contracts with customers are not recorded until the Company has the approval and commitment from the parties, the rights of the parties are identified, payment terms are established, the contract has commercial substance and collectability of the consideration is probable. The Company also evaluates the following indicators, amongst others, when determining whether it is acting as a principal in the transaction (and therefore whether to record revenue on a gross basis): (i) whether the Company is primarily responsible for fulfilling the promise to provide the specified good or service, (ii) whether the Company has the inventory risk before the specified good or service has been transferred to a customer or after transfer of control to the customer and (iii) whether the Company has the discretion to establish the price for the specified good or service. If the terms of a transaction do not indicate that the Company is acting as a principal in the transaction, then the Company is acting as an agent in the transaction and therefore, the associated revenue is recognized on a net basis (that is revenue net of costs).

Revenue is recognized once control passes to the customer. The following indicators are evaluated in determining when control has passed to the customer: (i) whether the Company has a right to payment for the product or service, (ii) whether the customer has legal title to the product or service, (iii) whether the Company has transferred physical possession of the product or service to the customer, (iv) whether the customer has the significant risk and rewards of ownership of the product or service and (v) whether the customer has accepted the product or service. When an arrangement contains more than one performance obligation, the Company will allocate the transaction price to each performance obligation on a relative standalone selling price basis. The Company utilizes the observable price of products and services when they are sold separately to similar customers in order to estimate standalone selling price.

F-15

Costs of Revenue

Costs of revenue consist primarily of infrastructure, streaming service, data license and contracted services costs, as well as merchant fees and payroll costs.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs were $467,897 and $941,737 for the years ended December 31, 2024 and 2023, respectively, which are included in general and administrative expenses on the consolidated statements of operations.

Stock-Based Compensation

The Company expenses stock-based compensation to employees and non-employees over the requisite service period based on the estimated grant-date fair value of the awards in accordance with ASC 718, Stock Compensation. The Company accounts for forfeitures as they occur. The Company estimates the fair value of stock option grants using the Black-Scholes option pricing model, and the assumptions used in calculating the fair value of stock-based awards represent management’s best estimates and involve inherent uncertainties and the application of management’s judgment.

Income Taxes

Income taxes are recorded in accordance with ASC 740, Income Taxes (“ASC 740”), which provides for deferred taxes using an asset and liability approach. The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are provided, if based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company accounts for uncertain tax positions in accordance with the provisions of ASC 740. When uncertain tax positions exist, the Company recognizes the tax benefit of tax positions to the extent that the benefit would more likely than not be realized assuming examination by the taxing authority. The determination as to whether the tax benefit will more likely than not be realized is based upon the technical merits of the tax position as well as consideration of the available facts and circumstances. The Company recognizes any interest and penalties accrued related to unrecognized tax benefits as income tax expense.

Derivative Financial Instruments

The Company evaluates all its financial instruments to determine if such instruments contain features that qualify as embedded derivatives. Embedded derivatives must be separately measured from the host contract if all the requirements for bifurcation are met. The assessment of the conditions surrounding the bifurcation of embedded derivatives depends on the nature of the host contract. Bifurcated embedded derivatives are recognized at fair value, with changes in fair value recognized in the statement of operations each period. Bifurcated embedded derivatives are classified with the related host contract in the Company’s balance sheet. Refer to Note 8 - Fair Value Measurements and Note 14 - Debt for further detail.

Bridge Notes - Fair Value Option Election

The Company determined the Agile Notes and 1800 Diagonal Notes (The “Bridge Notes”) (as defined in Note 11 - Debt) were eligible for the fair value option, in accordance with ASC 825-10-50-28, and made such election to account for the Bridge Notes at fair value. The fair value option may be elected on an instrument-by-instrument basis and is irrevocable unless a new election date occurs. Additional term or other notes may be issued in subsequent periods where the Company would be able to make a fair value option election upon issuance provided eligibility criteria are met. The Company records the portion of the Bridge Notes that are issued and outstanding for accounting purposes at fair value with changes in fair value recorded in other income (expense), net in the condensed consolidated statement of operations, except for the portion of the total change in fair value that results from a change in the instrument-specific credit risk of the Bridge Notes, which is recorded in other comprehensive income (loss), if applicable. The fair value option election was made to align the accounting for the Bridge Notes with the Company’s financial reporting objectives and reduce operational effort to account for embedded features that otherwise would require bifurcation as a separate unit of account.

Pursuant to the fair value option election, direct and incremental debt issuance costs and consideration paid to the lender related to the Bridge Notes were expensed as incurred and recorded in other income (expense), net in the condensed consolidated statements of operations. Measurement of the change in fair value of the Bridge Notes includes accrued interest, whether paid-in-kind or cash.

F-16

Fair Value of Financial Instruments

In accordance with FASB ASC 820 Fair Value Measurements and Disclosures, the Company uses a three-level hierarchy for fair value measurements of certain assets and liabilities for financial reporting purposes that distinguishes between market participant assumptions developed from market data obtained from outside sources (observable inputs) and the Company’s own assumptions about market participant assumptions developed from the best information available to us in the circumstances (unobservable inputs). The fair value hierarchy is divided into three levels based on the source of inputs as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than Level 1 prices for similar assets or liabilities that are directly or indirectly observable in the marketplace.

Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

The fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management during the years ended December 31, 2024 and 2023. The carrying amount of cash, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, deferred revenue, and other current liabilities approximated their fair values as of December 31, 2024 and 2023.

Business Combinations

The purchase price for acquisitions are allocated to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. The fair value of identifiable intangible assets is based on detailed valuations that use information and assumptions provided by management, including expected future cash flows. We allocate any excess purchase price over the fair value of the identifiable net assets and liabilities acquired to goodwill. Identifiable intangible assets with finite lives are amortized over their useful lives. Acquisition-related costs, including advisory, legal, accounting, valuation, and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the consolidated financial statements from the acquisition date. Refer to Note 5 for further discussion.

Recent Accounting Pronouncements

Recent accounting pronouncements not yet effective

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to income tax disclosures, which enhances the disclosure requirements for the income tax rate reconciliation, domestic and foreign income taxes paid, requiring disclosure of disaggregated income taxes paid by jurisdiction, unrecognized tax benefits, and modifies other income tax-related disclosures. The amendments are effective for annual periods beginning after December 15, 2024. Early adoption is permitted and should be applied prospectively. The Company is currently evaluating the effect of adopting this guidance on its consolidated financial statements.

In November 2024, the FASB issued ASU No. 2024-03, Disaggregation of Income Statement Expenses (Subtopic 220-40). The ASU requires the disaggregated disclosure of specific expense categories, including purchases of inventory, employee compensation, depreciation, and amortization included in each relevant expense caption presented on the statement of operations. The guidance also requires disclosure of a qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively, as well as the total amount of selling expenses and an entity’s definition of selling expenses. This guidance is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. Early adoption of the amendment is permitted. The Company is currently evaluating the guidance and its impact to its consolidated financial statements and related disclosures.

Recently adopted accounting pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments improve reportable segment disclosure requirements through enhanced disclosures over significant segment expenses regularly provided to the Chief Operating Decision Maker (“CODM”), extending certain annual disclosures to interim periods, and through permitting more than one measure of segment profit or loss to be reported under certain conditions. The Company adopted this guidance effective December 31, 2024, on a retrospective basis. Refer to Note 21 for further information.

F-17

4. Reverse Merger Capitalization with 7GC & Co. Holdings Inc.

On December 14, 2023 (the “Closing Date”), Banzai consummated the previously announced Merger with 7GC, as a result of which Banzai became a wholly-owned subsidiary of 7GC. While 7GC was the legal acquirer of Banzai in the merger, for accounting purposes, Legacy Banzai was deemed to be the accounting acquirer in the merger. The determination was primarily based on Legacy Banzai’s stockholders having a majority of the voting power in the combined Company, Legacy Banzai having the ability to appoint a majority of the Board of Directors of the Company, Legacy Banzai’s existing management team comprising the senior management of the combined Company, Legacy Banzai comprising the ongoing operations of the combined Company and the combined Company assumed the name “Banzai International, Inc.”. Accordingly, for accounting purposes, the merger was treated as the equivalent of Legacy Banzai issuing stock for the net assets of 7GC, accompanied by a recapitalization. The net assets of 7GC are stated at historical cost, with no goodwill or other intangible assets recorded.

Retroactive Restatement for Conversion of Common Stock and Series A Preferred Stock by Applying Exchange Ratio

Upon the closing of the merger, holders of Legacy Banzai common stock and Series A preferred stock received shares of common stock in an amount determined by application of the Exchange Ratio. In accordance with guidance applicable to these circumstances, the equity structure has been restated in all comparable periods, prior to the merger, up to December 14, 2023, to reflect the number of shares of the Company’s common stock, $0.0001 par value per share, issued to Legacy Banzai’s stockholders in connection with the merger. As such, the shares and corresponding capital amounts and earnings per share related to Legacy Banzai’s outstanding Series A preferred stock and Legacy Banzai’s common stock prior to the merger have been retroactively restated as shares reflecting the exchange ratio of approximately 0.6147 established in the merger. Legacy Banzai’s Series A preferred stock previously classified as temporary equity was retroactively adjusted, converted into common stock and reclassified to permanent equity as a result of the reverse recapitalization. The consolidated assets, liabilities, and results of operations prior to the merger are those of Legacy Banzai.

The aggregate consideration payable to securityholders of Banzai at the Closing Date was equal to $100,000,000. Holders of 64,149 shares of 7GC’s Class A common stock, par value $0.0001 per share (“7GC Class A Common Stock”), exercised their right to redeem their shares for cash at a redemption price of approximately $538.00 per share, for an aggregate redemption amount of $34,524,065. Immediately prior to the Closing Date, each share of Banzai’s Preferred Stock that was issued and outstanding was automatically converted into one share of Banzai’s Class A Common Stock, par value $0.0001 per share. Each share of Banzai’s Class B Common Stock that was not held by the Chief Executive Officer of the Company converted to one share of Banzai’s Class A Common Stock, while the Chief Executive Officer received Class B Common Stock.

On the terms and subject to the conditions set forth in the Merger Agreement, at the Second Effective Time, each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time was cancelled and no consideration was delivered therefore.

Upon the closing of the merger, the Company’s certificate of incorporation was amended and restated to, among other things, increase the total number of authorized shares of all classes of capital stock to 350,000,000 shares, consisting of 250,000,000 shares of Class A Common Stock, 25,000,000 shares of Class B Common Stock, and 75,000,000 shares of Preferred Stock, all having a par value of $0.0001 per share. As of December 31, 2024, there were 8,195,163 shares of Common Stock and 1 share of Preferred Stock outstanding.

Effect of Merger on Class A and Class B Common Stock

Upon the Close of the Merger, holders of Legacy Banzai common stock and Series A preferred stock were converted into shares of common stock in an amount determined by application of the Exchange Ratio. As noted above, the equity structure has been restated in all comparable periods, prior to the Merger, up to December 14, 2023, to reflect the number of shares of the Company’s common stock, $0.0001 par value per share, issued to Legacy Banzai’s stockholders in connection with the Merger.

F-18

5. Acquisition of OpenReel

On December 18, 2024, the Company closed a previously announced merger (the “OpenReel Merger”, the consummation of the Merger, the “OpenReel Closing”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”). OpenReel is a remote video capture technology provider that provides subscription-based software as a service (“SaaS”) offerings to enterprise, media, entertainment and agency teams to remotely control, direct, script, film, and collaborate on high definition video projects from a mobile device or webcam. The merger became effective pursuant to an Agreement and Plan of Merger (the “OpenReel Merger Agreement”) dated December 10, 2024, by and among the Company, OpenReel, certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“OpenReel Merger Sub”) which was formed solely for the purpose of consummating the OpenReel Merger. Upon the OpenReel Closing, the OpenReel Merger Sub merged with and into OpenReel, with OpenReel being the surviving entity thereafter as a direct and wholly owned subsidiary of the Company named “OpenReel, Inc.”. The OpenReel Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The Company’s primary reason for acquiring OpenReel was to enhance revenue growth and strengthen the Company’s competitive market position through cross selling opportunities.

At the effective time of the OpenReel Merger (the “OpenReel Effective Time”), each share of capital stock of OpenReel issued and outstanding immediately prior to the OpenReel Effective Time, was converted into the right to receive Company Class A Common Stock, par value $0.0001 per share, and pre-funded warrants, each exercisable for one (1) share of Company Class A Common Stock at an exercise price of $0.0001 (the “Pre-Funded Warrants”), issued in lieu thereof, in an amount equal to the quotient of $19,600,000 divided by the Conversion Price (the “Conversion Price” defined as the 10-day VWAP (“volume weighted average price”), provided that in no event shall the Conversion Price be less than $1.50 or more than $2.25) (the “OpenReel Merger Consideration).

The OpenReel Merger Consideration consisted of an aggregate of 930,558 shares of Company Class A Common Stock, 11,769,501 Pre-Funded Warrants, and in connection with and as a condition to closing under the OpenReel Merger, the issuance of one (1) share of series FE preferred stock, par value $0.0001 per share (the “Series FE Preferred Stock”) to one of the OpenReel Stockholders, FE IV OR Aggregator, LLC. The Pre-Funded Warrants are exercisable immediately upon issuance and terminate when the Pre-Funded Warrants are exercised in full. The Series FE Preferred Stock has a two (2) year term and from the issue date to the second anniversary of the issue date, the holder is granted the right upon a subsequent financing resulting in the issuance of new securities by the Company, to participate on a pro-rata basis in such subsequent financing up to the holder’s fully-diluted ownership percentage of the Company. Upon the two-year anniversary of the issue date of the Series FE Preferred Stock, the Series FE Preferred Stock will automatically be canceled and return to the status of authorized but unissued. The Series FE Preferred Stock does not participate in dividends of the Company, is not convertible into any other class of equity securities of the Company, has no voting rights with the Common Stock or other equity securities of the Company, and is not redeemable.

As discussed above, on December 18, 2024, the Company issued 11,769,501 Pre-Funded Warrants and 1 share of Series FE Preferred Stock, which did not meet the definition of a liability pursuant to ASC 480 and met all of the requirements for equity classification under ASC 815. As such these were classified in stockholder’s equity. The measurement of fair value of the Pre-Funded Warrants were determined as the intrinsic value calculated as the common stock price on the issuance date minus the exercise price. The relative fair value of these Pre-Funded Warrants, net of issuance costs, on date of issuance was estimated to be approximately $19,300,805 and is reflected within additional paid-in capital. The measurement of fair value of the Series FE Preferred Stock was determined based on the common stock price on the issuance date, and the relative fair value of the Series FE Preferred Stock was determined to be $0 on the acquisition date based on the terms of the Preferred Stock, as described above.

The Company incurred transaction costs of $209,085 which are included in the Company’s consolidated statement of operations.

The OpenReel Merger was accounted for as a business combination under the acquisition method pursuant to Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the Company as the accounting acquirer. Under the acquisition method, the total purchase price of the acquisition is allocated to the net identifiable tangible and intangible assets acquired and liabilities assumed based on the fair values as of the acquisition date. The preliminary fair value of the consideration transferred totaled $20,826,920 summarized as follows:

Common stock issued to OpenReel Stockholders	$1,526,115
Pre-Funded warrants issued to OpenReel Stockholders	19,300,805
Preferred Stock issued to OpenReel Stockholder	—
Total consideration paid	$20,826,920

F-19

The Company made a provisional allocation of the purchase price of the OpenReel Merger to the assets acquired and liabilities assumed as of the acquisition date. The following table summarizes the provisional purchase price allocation relating to the OpenReel Merger:

Assets acquired:
Cash and cash equivalents	$82,219
Accounts receivable, net	865,562
Prepaid expense and other current assets	103,343
Property and equipment, net	3,607
Intangible Assets - OpenReel - Customer relationships	588,710
Intangible Assets - OpenReel - Trade name	899,600
Intangible Assets - OpenReel - Technology	2,415,010
Total assets	$4,958,051
Liabilities assumed:
Accounts payable	330,602
Accrued payroll	120,408
Unearned revenue, current	2,726,846
Accrued expenses and other current liabilities	222,581
Unearned revenue, non-current	107,070
Due to Parent	150,033
Total liabilities	$3,657,540
Total identifiable net assets	1,300,511
Goodwill recorded:
Goodwill	19,526,409
Total consideration	$20,826,920

Goodwill recognized is not expected to be deductible for tax purposes. We believe that in this acquisition goodwill represents the value of OpenReel’s existing products and customers, combined with the added business synergies of integrating with the existing Banzai products and customer base.

As of the date these consolidated financial statements were issued, the purchase accounting related to this acquisition was incomplete as the valuation of certain items, for example, certain working capital balances, were not yet finalized. The Company has reflected the provisional amounts in these consolidated financial statements. As such, the above balances may be adjusted in a future period, not to exceed one (1) year from the acquisition date pursuant to ASC 805, as the valuation is finalized and these adjustments may be material to the consolidated financial statements.

All intangible assets acquired are subject to amortization and their associated estimated acquisition date fair values are as follows:

	Estimated	Acquisition Date
Intangible Assets	Useful Life	Fair Value
OpenReel - Customer Relationships	7 years	588,710
OpenReel - Trade name	15 years	899,600
OpenReel - Technology	6 years	2,415,010

Net income in the Consolidated Statement of Operations for the twelve months ended December 31, 2024 includes net income of OpenReel from the date of acquisition to December 31, 2024 of approximately $32 thousand.

Pro forma disclosure for the OpenReel acquisition

The following unaudited pro forma financial information reflects the consolidated results of operations of the Company as if the Merger with OpenReel had taken place on January 1, 2023. The pro forma results presented are the result of combining the revenues and earnings of the Company with the revenues and earnings of OpenReel. The Company did not have any material, non-recurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue.

F-20

The pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transactions been effected on the assumed date:

	For the Years Ended December 31,
	2024	2023
Revenue	$10,604,538	$12,081,328
Cost of revenue	2,254,010	2,519,147
Operating expenses	21,778,659	20,544,964
Total other expenses (income), net	18,061,763	4,662,025
Loss before income taxes attributable to common stockholders	$(31,489,894)	$(15,644,808)

6. Related Party Transactions

7GC Related Party Promissory Notes

On December 21, 2022, 7GC issued an unsecured promissory note (the “December 2022 7GC Note”) to the Sponsor, 7GC & Co. Holdings LLC, which provides for borrowings from time to time of up to an aggregate of $2,300,000. The December 2022 7GC Note does not bear interest. Upon the consummation of a Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the December 2022 7GC Note, in whole or in part, into that number of shares of Class A common stock, $0.0001 par value per share, of 7GC (the “Converted Shares”) equal to the principal amount of the December 2022 7GC Note so converted divided by $10.00.

On October 3, 2023, 7GC issued an additional unsecured promissory note (the “October 2023 7GC Note”, together with the December 2022 7GC Note, the “ 7GC Promissory Notes”) to the Sponsor, which provides for borrowings from time to time of up to an aggregate of $500,000 for working capital purposes. The October 2023 7GC Note does not bear interest. Upon the consummation of a Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the October 2023 7GC Note, in whole or in part, into that number of the Converted Shares, equal to the principal amount of the October 2023 7GC Note so converted divided by $10.00.

Upon Closing of the Merger, Banzai assumed the 7GC Promissory Notes which subsequently converted on February 2, 2024. At the date of conversion, the total balance of the Notes converted was $2,540,092.

Due to Related Party of 7GC

During the year ended December 31, 2023, the Sponsor paid certain expenses on behalf of 7GC. Upon Closing of the Merger, Banzai assumed the $67,118 liability. As of December 31, 2024, the entire balance remained outstanding and is included within due to related party under current liabilities on the accompanying consolidated balance sheet.

Legacy Banzai Related Party Transactions

During 2023, Legacy Banzai issued Promissory Notes and Convertible Notes to related parties. See Note 14 - Debt for further details related to these transactions and associated balances.

Debt Conversion Agreement with Alco

On September 19, 2024, the Company and Alco agreed to convert the outstanding balance of all debt owing to Alco, into equity in the form of common stock, common stock warrants and pre-funded warrants. See Note 14 - Debt and Note 18 - Equity, for further details related to the transaction and associated balances.

Debt Restructuring Agreement with CPBF

On September 5, 2024, the Company and CP BF agreed to amend the outstanding balance of all debt previously in the form of one term note and two convertible notes into one new consolidated convertible note. The newly issued consolidated convertible note was issued on September 23, 2024. Additionally on September 23, 2024, the Company and CP BF entered into a share purchase agreement where the Company issued equity in the form of common stock, common stock warrants and pre-funded warrants to CP BF for the reduction of $2 million of debt under the newly issued consolidated convertible note. See Note 14 - Debt and Note 18 - Equity, for further details related to the transaction and associated balances.

Due to Related Party of Company CEO

On September 12, 2024, the CEO of the Company loaned the Company an advance of $100,000. The advance is non-interest bearing, and matures one year from issuance. As of December 31, 2024, the entire balance remained outstanding and is included within due to related party under current liabilities on the accompanying consolidated balance sheet.

F-21

7. Revenue

Under ASC 606, revenue is recognized throughout the life of the executed agreement. The Company measures revenue based on considerations specified in terms and conditions agreed to by a customer. Furthermore, the Company recognizes revenue when a performance obligation is satisfied by transferring control of the service to the customer, which occurs over time. The Company considers this method a faithful depiction of the transfer of control as services are substantially the same and have the same pattern of transfer over the life of the contract.

The Company’s services include providing end-to-end video engagement solutions that provide a fast, intuitive and powerful platform of marketing tools that create more intent-driven videos, webinars, virtual events and other digital and in-person marketing campaigns.

As noted within the SOW’s and invoices, agreements range from monthly, to annual, to multi-year and Banzai generally provides for net 30-day payment terms with the payment made directly through check or electronic means.

Banzai’s Management believes its exposure to credit risk is sufficiently mitigated by collection through credit card sales or direct payment from established clients.

The Company follows the provisions of ASC 606, under which the Company recognizes revenue when the customer obtains control of promised goods or services, in an amount that reflects the consideration which is expected to be received in exchange for those goods or services. The Company recognize revenues following the five-step model prescribed under ASC 606: (i) identify contract(s) with a customer; (ii) identify the performance obligation(s) in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligation(s) in the contract; and (v) recognize revenues when (or as) the Company satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses the goods or services promised within each contract and determines those that are performance obligations and assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. Sales, value add, and other taxes collected on behalf of third parties are excluded from revenue.

Nature of Products and Services

The following is a description of the Company’s products and services from which the Company generates revenue, as well as the nature, timing of satisfaction of performance obligations, and significant payment terms for each, as applicable:

Demio

The Demio product is a full-stack technology that marketers can leverage live and automated for video marketing content such as webinars and virtual events. Software products are provided to Demio customers for a range of attendees and hosts within a specified time frame at a specified established price. The performance obligations identified include access to the suite and platform, within the parameters established, and within the standards established in the agreement. Contracts include a standalone selling price for the number of webinars and hosts as a performance obligation. There are no financing components and payments are typically net 30 of date or receipt of invoice. It is nearly 100% certain that a significant revenue reversal will not occur. The Company recognizes revenue for its sale of Demio services over time which corresponds with the period of time that access to the service is provided.

Reach

While the Reach product is in the process of being phased out, the Company continues to generate revenues from the product. The Reach product provides a multi-channel targeted audience acquisition (via Reach) to bolster engagement and Return on Investment (ROI). Banzai enables marketing teams to create winning webinars and virtual and in-person events that increase marketing efficiency and drive additional revenue. Software products are provided to Reach customers for a range of simultaneous events and registrations within a specified time frame at a specified established price. The performance obligations identified include access to the suite and platform, within the parameters established, and within the standards established in the agreement. Contracts include a standalone selling price for the number of simultaneous published events as a performance obligation. There are no financing components and payments are typically net 30 of date or receipt of invoice. It is nearly 100% certain that a significant revenue reversal will not occur. The Company recognizes revenue for its sale of Reach services over time which corresponds with the timing the service is rendered.

F-22

OpenReel

The OpenReel product offers subscription-based software as a service (SaaS) offerings to enterprise, media, entertainment and agency teams to remotely control, direct, script, film, and collaborate on high definition video projects from a mobile device or webcam. The Company enters into fixed price subscription contracts with customers, which can be monthly, annual, or multi-year agreements which auto-renew without discount for additional periods of the same duration as the initial term, unless either party requests termination in writing at least thirty (30) days prior to the end of the initial service term. The subscription revenues are recognized ratably over the term of the service agreement, which is considered an output method, as the obligation of hosting the SaaS product is fulfilled over the course of the agreement. The Company does not charge for implementation or recognize any revenues upfront due to minimal effort required. There are no financing components and payments are typically net 30 of date of receipt of invoice, or typically net 90 date of receipt of invoice for customers on multi-year subscription agreement contracts. It is nearly 100% certain that a significant revenue reversal will not occur.

Service Trade Revenue

The Company has one customer for which the customer is also a vendor. For this one customer, the Company exchanged services for approximately $239,000 and $375,000, during the years ended December 31, 2024 and 2023, respectively.

Disaggregation of Revenue

The following table summarizes revenue by region based on the billing address of customers for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024		2023
	Amount	Percentage of Revenue	Amount	Percentage of Revenue
Americas	$2,564,074	57%	$2,677,050	59%
Europe, Middle East and Africa (EMEA)	1,492,561	33%	1,511,886	33%
Asia Pacific	471,244	10%	372,364	8%
Total	$4,527,879	100%	$4,561,300	100%

Contract Balances

Accounts Receivable, Net

A receivable is recorded when an unconditional right to invoice and receive payment exists, such that only the passage of time is required before payment of consideration is due. The Company receives payments from customers based upon agreed-upon contractual terms, typically within 30 days of invoicing the customer. The timing of revenue recognition may differ from the timing of invoicing to customers.

	Opening Balance	Closing Balance	Opening Balance	Closing Balance
	1/1/2024	12/31/2024	1/1/2023	12/31/2023
Accounts receivable, net	$105,049	$936,321	$68,416	$105,049

Costs to Obtain a Contract

Sales commissions, the principal costs incurred to obtain a contract, are earned when the contract is executed. Management has capitalized these costs and amortized the commission expense over time in accordance with the related contract’s term. For the years ended December 31, 2024 and 2023, commission expenses were $270,335 and $299,450, respectively.

Capitalized commissions at the years ended December 31, 2024 and 2023 were $31,504 and $51,472, respectively, and are included within prepaid expenses and other current assets on the consolidated balance sheets.

F-23

The following summarizes the costs to obtain a contract activity during the years ended December 31, 2024 and 2023:

Balance - December 31, 2022	$69,737
Commissions Incurred	242,810
Deferred Commissions Recognized	(261,075)
Balance - December 31, 2023	51,472
Commissions Incurred	180,141
Deferred Commissions Recognized	(200,109)
Balance - December 31, 2024	$31,504

8. Fair Value Measurements

The fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of and during the periods ended December 31, 2024 and the year ended December 31, 2023. The carrying amount of accounts payable approximated fair value as they are short term in nature.

Fair Value on a Recurring Basis

The Company follows the guidance in ASC 820 Fair Value Measurements and Disclosures for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The estimated fair value of the Public Warrants liabilities represent Level 1 measurements. The estimated fair value of the convertible notes bifurcated embedded derivative liabilities, GEM warrant liabilities, Yorkville convertible note, SAFE, Agile term notes and 1800 Diagonal convertible notes represent Level 3 measurements.

The following table presents information about the Company’s financial instruments that are measured at fair value on a recurring basis at December 31, 2024 and December 31, 2023, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2024	December 31, 2023
Assets:
Bifurcated embedded derivative asset - related party	3	$63,000	$—
Definite-lived intangibles*	3	$3,903,320	$—
Definite-lived intangibles**	3	$3,883,853	$—
Goodwill - OpenReel (Note 5)*	3	$19,526,409	$—
Goodwill**	3	$18,972,475	$2,171,526
Liabilities:
Warrant liabilities - public	1	$2,300	$575,000
GEM warrant liabilities	3	$15,000	$641,000
Yorkville convertible note	3	$—	$1,766,000
Agile term notes	3	$3,143,000	$—
1800 Diagonal convertible notes	3	$432,000	$—

* Certain assets measured at the acquisition date

** Measured at year-end impairment testing

Warrant Liability - Public Warrants

The Company assumed Public Warrants in the Merger, exercisable into 230,000 shares of Common A Common Stock, which were outstanding as of December 31, 2024 and December 31, 2023. The fair values of the Public Warrants are measured based on the listed market price of such warrants through December 31, 2024. See Note 15 - Warrant Liabilities for further details.

As of December 31, 2024, the Company recognized a gain of approximately $572,700 resulting from changes in the fair value of the derivative warrant liabilities, presented as change in fair value of warrant liabilities - related party in the accompanying condensed consolidated statements of operations.

F-24

The following tables set forth a summary of the changes in the fair value of the Public Warrants liability which are Level 1 financial liabilities that are measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2023	$575,000
Change in fair value	(572,700)
Balance at December 31, 2024	$2,300

Warrant Liability - GEM Warrants

The measurement of fair value of the GEM Warrants were determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion). Refer to Note 15 - Warrant Liabilities for further details.

As of December 31, 2024, the Company recognized a gain of approximately $626,000, resulting from changes in the fair value of the derivative warrant liabilities, presented as change in fair value of warrant liabilities in the accompanying condensed consolidated statements of operations.

The following tables set forth a summary of the changes in the fair value of the GEM Warrants liability which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2023	$641,000
Change in fair value	(626,000)
Balance at December 31, 2024	$15,000

Yorkville Convertible Notes

The measurement of fair value of the Yorkville convertible notes were determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, term, volatility, risk-free rate, and probability of optional redemption). Refer to Note 14 - Debt for further details.

As of December 31, 2024, the Company recognized a loss of approximately $693,000 resulting from changes in the fair value of the Yorkville convertible notes, presented as change in fair value of convertible promissory notes in the accompanying condensed consolidated statements of operations.

The following tables set forth a summary of the changes in the fair value of the Yorkville convertible notes which is a Level 3 financial liability measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2023	$1,766,000
Issuance of Yorkville convertible note	2,250,000
Loss on debt issuance	171,000
Payment in shares to settle Yorkville convertible notes	(4,130,000)
Repayment in cash of Yorkville convertible notes	(750,000)
Change in fair value	693,000
Balance at December 31, 2024	$—

Bifurcated Embedded Derivative Assets and Liabilities

The fair value of the embedded put options, relating to the Convertible Notes - Related Party, Convertible Notes, and Term and Convertible Notes (CP BF), was determined using a Black Scholes option pricing model. Estimating fair values of embedded conversion features requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. Because the embedded conversion features are initially and subsequently carried at fair values, the Company’s consolidated statements of operations will reflect the volatility in these estimate and assumption changes. On December 14, 2023, all outstanding principal and accrued interest, including the carrying value of any related embedded derivative, related to the Related Party Convertible Notes and Third Party Convertible Notes converted into the Company’s Class A Common Stock pursuant to the close of the Merger Agreement, terminating the embedded derivative.

F-25

The following table sets forth a summary of the changes in the fair value of the bifurcated embedded derivative liabilities for the year ended December 31, 2023, related to the Related Party and Third Party Convertible Debt, respectively, which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

	Fair Value
	Related Party	Third Party
Balance at December 31, 2022	$1,936,827	$845,473
Issuance of convertible notes with bifurcated embedded derivative	1,126,451	559,390
Change in fair value	(3,063,278)	(1,404,863)
Balance at December 31, 2023	$—	$—

The fair value of the embedded put options, relating to the Convertible Note to CP BF issued on September 23, 2024, was determined using a Black Scholes option pricing model. Estimating fair values of embedded conversion features requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. Because the embedded conversion features are initially and subsequently carried at fair values, the Company’s consolidated statements of operations will reflect the volatility in these estimate and assumption changes. The bifurcated embedded derivative net asset was $63,000 as of December 31, 2024. Refer to Note 14 - Debt for further details.

The following table sets forth a summary of the changes in the fair value of the bifurcated embedded derivative asset for the year ended December 31, 2024, relating to the Convertible Note to CP BF issued on September 23, 2024, which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

Fair Value
CP BF Convertible
Issuance of convertible notes with bifurcated embedded derivative asset	$12,000
Change in fair value	51,000
Balance at December 31, 2024	$63,000

Simple Agreements for Future Equity (SAFE)

During 2021, the Company entered into Simple Agreements for Future Equity (SAFE) arrangements (the “SAFEs”). In the event of an Equity Financing (as defined in the SAFEs agreements), the SAFEs will automatically convert into shares of the Company’s common or preferred stock at a discount of 15% of the per share price of the shares offered in the Equity Financing (the “Discount Price”). In the event of a Liquidity Event, SPAC Transaction or Dissolution Event (all terms as defined in the SAFEs agreements), the holders of the SAFEs will be entitled to receive cash or shares of the Company’s common or preferred stock. The number of shares required to be issued to settle the SAFEs at the equity financing is variable, because that number will be determined by the discounted fair value of the Company’s equity shares on the date of settlement (i.e., Discount Price). Regardless of the fair value of the shares on the date of settlement, the holder will receive a fixed monetary value based on the Purchase Amount of the SAFE. If there is a Liquidity Event or SPAC Transaction before the settlement or termination of the SAFEs, the SAFEs will automatically be entitled to receive a portion of Proceeds, due and payable immediately prior to, or concurrent with, the consummation of such Liquidity Event or SPAC Transaction, equal to the greater of (i) two times (2x) the Purchase Amount (the “Cash-Out Amount”) or (ii) the amount payable on the number of shares of Common Stock equal to the Purchase Amount divided by the Liquidity Price (as defined in the SAFEs agreements). Refer to Note 16 - Simple Agreements for Future Equity for additional information related to the Company’s SAFEs.

The fair value of the SAFEs was determined using a scenario-based method for the pre-modification SAFE’s and a Monte Carlo simulation method for the post-modification SAFEs. The value of the SAFE liability as of December 31, 2023 is based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. The fair value of the SAFEs on the date of issuance was determined to be $3,836,000. On December 14, 2023, all outstanding principal related to the Third Party SAFEs and Related Party SAFEs converted into the Company’s Class A Common Stock pursuant to the close of the Merger Agreement. Upon the conversion described above, the SAFEs were $0 as of December 31, 2024 and December 31, 2023, respectively. Refer to Note 16 - Simple Agreements for Future Equity for further details.

F-26

The following tables set forth a summary of the activity of the Related Party and Third Party SAFE liabilities, respectively (See Note 16 - Simple Agreements for Future Equity for further detail), which represents a recurring fair value measurement at the end of the relevant reporting period:

	Fair Value
	Related Party	Third Party
Balance at December 31, 2022	$8,802,196	$663,804
Change in fair value	(2,752,430)	(207,570)
Conversion on SAFEs	(6,049,766)	(456,234)
Balance at December 31, 2023	$—	$—

Term Notes (Agile)

On July 22, 2024, September 13, 2024, and December 12, 2024, the Company entered into term loan promissory note agreements with Agile Lending, LLC, and Agile Capital Funding, LLC, as the collateral agent, as discussed further in Note 14 of the notes to the consolidated financial statements.

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2024. The Company classified the Agile Term Notes as a Level 3 fair value measurement and used a discounted cash flow model to calculate the fair values as of July 22, 2024, September 13, 2024, and December 12, 2024, respectively, and for each subsequent reporting period. Key inputs for the valuation are summarized below. The discounted cash flow model uses inputs such as the contractual term of the note and a market participant interest rate.

The range of key inputs at issuance of the Agile term notes and for the period ended December 31, 2024, were as follows:

	July Agile Note		September Agile Note		December Agile Note
Key Inputs	July 22, 2024	December 12, 2024	September 13, 2024	December 12, 2024	December 12, 2024	December 31, 2024
Contractual term (years)	0.55	-	0.48	0.43	0.61	0.56
Interest rate	18.92%	9.30%	14.37%	9.33%	9.48%	10.13%

Refer to Note 14 - Debt, for a summary of the changes in the fair value of the Agile term notes which is a Level 3 financial liability measured at fair value on a recurring basis.

Convertible Notes (1800 Diagonal)

On August 16, 2024, September 24, 2024, and December 10, 2024, the Company entered into convertible promissory notes with 1800 Diagonal Lending, LLC, as discussed further in Note 14 of the notes to the consolidated financial statements.

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2024. The Company classified the Notes as a Level 3 fair value measurement and used the Black-Scholes option pricing model to calculate the fair values as of August 16, 2024, September 24, 2024, and December 10, 2024, respectively and for each subsequent reporting period. Key inputs for the simulation are summarized below. The Black-Scholes simulation uses inputs such as the stock price, volatility, the contractual term of the note, risk free interest rates and dividend yields.

F-27

The range of key inputs for the Black-Scholes simulations at issuance of the 1800 Diagonal convertible notes and for the year ended December 31, 2024, were as follows:

	August 1800 Diagonal Note		September 1800 Diagonal Note		December 1800 Diagonal Note
Key Inputs	August 16, 2024	December 31, 2024	September 24, 2024	December 31, 2024	December 10, 2024	December 31, 2024
Stock price	$5.58	$1.53	$8.24	$1.53	$2.05	$1.53
Contractual term (years)	0.84	0.46	0.86	0.59	0.86	0.80
Risk-free rate	5.00%	4.25%	4.34%	4.23%	4.29%	4.19%
Volatility(1)	114%	191%	192%	264%	222%	232%
Maturity probability	80%	80%	80%	80%	75%	75%
Default probability	20%	20%	20%	20%	25%	25%
Dividend yield	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	The Company utilized historical equity volatility in measurement of the fair value of the notes.

Refer to Note 14 - Debt, for a summary of the changes in the fair value of the 1800 Diagonal convertible notes which is a Level 3 financial liability measured at fair value on a recurring basis.

Business Combination, including Definite-Lived Intangibles

The significant unobservable inputs used in our level 3 fair value measurement of business combinations, including definite-lived intangibles at the acquisition date (Note and 5) are as follows:

Area	Valuation Techniques	Unobservable Input	2024	2023
Business Combination (Note 5)	Various *	Growth rate	5.8%	None
		Weighted average cost of capital	13.5%	None
		Internal rate of return	11.3%	None

Customer Relationship (Note 5)	Distributor method	Long-term revenue growth rate	5.8%	None
		Revenue growth attributable to exiting customers	50.0%	None
		Existing customer attrition	20.0%	None
		Distributor EBITA margin	7.5%	None
		Contributory asset charges rate	0.9% - 1.4%	None
		Weighted average cost of capital	13.5%	None

Trade name (Note 5)	Relief-from-royalty method	Long-term revenue growth rate	5.8%	None
		Royalty rate	2.0%	None
		Contributory asset charges rate	1.5%	None
		Weighted average cost of capital	13.5%	None

Technology (Note 5)	Multi-period excess earnings method	Long-term revenue growth rate	5.8%	None
		R&D expense for new developed technology	12.5%	None
		Developed technology obsolescence rate	30.0%	None
		Contributory asset charges rate	0.2% - 2.3%	None
		Weighted average cost of capital	13.5%	None

* Includes all of the valuation techniques for each of the fair valued assets above as of the acquisition date (Note 5)

F-28

Goodwill

The significant unobservable inputs used in our level 3 fair value measurement of goodwill as of our annual impairment assessment date of December 31, 2024, are as follows (Notes 3 and 11):

Area	Valuation Techniques	Unobservable Input	2024	2023
Goodwill	Discounted cash flow	Long-term revenue growth rate	5.8%	None
		Cost of sales as a percentage of revenue	13.9%	None
		Gross profit margin	86.1%	None
		Operating expenses as a percentage of revenue	49.5% - 74.5%	None
		EBITDA margin	11.6% - 36.6%	None
		EBITDA growth rate	3.0% - 45.9%	None
		Weighted average cost of capital	13.5%	None

	Market - Guideline public company	Revenue multiples	2.9x - 3.10x	None
		Weighting	25.0% - 50.0%	None

	Market - Guideline transaction	Revenue multiple	3.25x	None

9. Property and Equipment

Property and equipment, net consisted of the following at the dates indicated:

	December 31, 2024	December 31, 2023
Computers and equipment	$34,474	$30,867
Less: accumulated depreciation	(30,935)	(26,223)
Property and equipment, net	$3,539	$4,644

Depreciation expense for the year ended December 31, 2024 and 2023 was $4,712 and $7,160 respectively.

10. Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following at the dates indicated:

	December 31, 2024	December 31, 2023
Prepaid expenses and other current assets:
Prepaid commissions	$31,504	$51,472
Service Trade	239,041	364,384
Prepaid insurance costs	130,345	17,661
Prepaid consulting costs	76,767	120,332
Prepaid software costs	59,855	29,887
Prepaid advertising and marketing costs	29,133	11,074
Prepaid merchant fees	26,690	26,224
Prepaid data license and subscription costs	3,125	53,124
Other current assets	47,214	66,997
Total prepaid expenses and other current assets	$643,674	$741,155

F-29

11. Goodwill

The following is a summary of goodwill by reportable segment as of and for the years ended December 31, 2024 and 2023:

	Banzai Operating Co.	OpenReel	Consolidated
Goodwill - December 31, 2023	$2,171,526	$—	$2,171,526
Additions to goodwill (Note 5)	—	19,526,409	19,526,409
Accumulated impairment losses	—	—	—
Impairment	—	(2,725,460)	(2,725,460)
Goodwill - December 31, 2024	$2,171,526	$16,800,949	$18,972,475

We identify our reporting units in accordance with the FASB ASC Subtopic 280. The carrying value and fair value for intangible assets and goodwill for a reporting unit are calculated based on key assumptions and valuation methodologies. The discounted cash flow methodology is a widely accepted valuation technique utilized by market participants in the transaction evaluation process and has been applied consistently. We also considered our market capitalization at December 31, 2024 and December 31, 2023, as compared to the aggregate fair values of our reporting units, to assess the reasonableness of our estimates pursuant to the discounted cash flow methodology. Management further supports its conclusions by assessing a combination of an income valuation methodology, comprising a discounted cash flow analysis and market valuation methodologies, comprising the guideline public company and guideline transaction methods. The estimates and assumptions made in assessing the fair value of our reporting units and the valuation of the underlying assets and liabilities are inherently subject to significant uncertainties related to future sales, gross margins, and advertising and marketing expenses, which can be impacted by increases in competition, changing consumer preferences, technology development expenses, technical advances, and inflation. The discount rate assumption may be influenced by such factors as changes in interest rates and rates of inflation, which can have an impact on the determination of fair value. If these assumptions are adversely affected, we may be required to record additional impairment charges in the future.

At December 31, 2023, the Company had one operating segment which was deemed to be its only reporting unit, and as such goodwill was allocated to that one reporting unit and the carrying value was determined based on the equity of the entire company for purposes of evaluating goodwill impairment. As of December 31, 2023, the reporting unit had a negative carrying value. No impairment of goodwill was identified as of December 31, 2023.

At December 31, 2024, as the Company has two operating segments which were deemed to be its reporting units, goodwill is allocated to each reporting unit and the carrying value of each reporting unit is determined based on the present value of the reporting unit’s specific discounted cash flows for purposes of evaluating goodwill impairment. As of December 31, 2024, the date of the last goodwill impairment analysis, the Banzai Operating Co. reporting unit had a negative carrying value, and no impairment to goodwill was identified as of December 31, 2024. As of December 31, 2024, the OpenReel reporting unit had a carrying value that exceeded the fair value of the reporting unit. As such an impairment to goodwill $2.7 million was identified as of December 31, 2024.

12. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following at the dates indicated:

	December 31, 2024	December 31, 2023
Accrued expenses and other current liabilities:
Accrued accounting and professional services costs	$2,419,829	$1,511,889
Sales tax payable	452,508	314,873
Accrued legal costs	315,764	2,694,439
Excise tax payable	223,717	223,717
Accrued payroll and benefit costs	207,970	185,504
Accrued streaming service costs	51,308	37,765
Accrued subscription costs	46,759	22,110
Deposits	—	54,102
Other current liabilities	173,163	149,841
Total accrued expenses and other current liabilities	$3,891,018	$5,194,240

F-30

13. Deferred Revenue

Deferred revenue represents amounts that have been collected in advance of revenue recognition and is recognized as revenue when transfer of control to customers has occurred or services have been provided. The deferred revenue balance does not represent the total contract value of annual or multi-year, non-cancelable revenue agreements. Differences between the revenue recognized per the below schedule, and the revenue recognized per the consolidated statement of operations, reflect amounts not recognized through the deferred revenue process, and which have been determined to be insignificant. For the years ended December 31, 2024 and 2023, the Company recognized $1,214,096 and $930,436 in revenue that was included in the prior year deferred revenue balance, respectively.

The change in total deferred revenue was as follows for the periods indicated:

	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
Deferred revenue, beginning of period	$1,214,096	$930,436
Billings	4,362,730	4,781,924
Revenue recognized (prior year deferred revenue)	(1,214,096)	(930,436)
Revenue recognized (current year deferred revenue)	(3,091,333)	(3,567,828)
OpenReel deferred revenue - short-term	2,663,230	—
Deferred revenue - short-term, end of period	3,934,627	1,214,096
OpenReel deferred revenue - long-term	117,643	—
Deferred revenue - short-term and long-term, end of period	$4,052,270	$1,214,096

14. Debt

Convertible Notes

Convertible Notes - Related Party

On March 21, 2022, the Company issued a subordinated convertible promissory note (“Old Alco Note”) for a principal sum of $2,000,000 to Alco Investment Company (“Alco”), a related party. Alco held approximately 5% of the issued equity of the Company, through its ownership of Series A preferred stock. The Old Alco Note bore interest at a rate of 15% per annum until exchanged. The outstanding principal and accrued interest were due and payable on December 31, 2023 (“Original Maturity Date”), provided that, Alco could elect to extend the Original Maturity Date up to two times by additional 12-month increments by delivering written notice to the Company prior to the Original Maturity Date of such election. The outstanding principal and interest under the Old Alco Note was, at the Holder’s election, either (i) effective upon the closing of an Equity Financing (as defined in the agreement), to be converted into shares of the same series of preferred stock of the Company issued to other investors in the Equity Financing (the “Equity Financing Securities”) at a conversion price equal to 85% of the price per share of Equity Financing Securities paid by the other investors in the Equity Financing, with any resulting fraction of a share rounded to the nearest whole share (with 0.5 being rounded up) (the “Conversion Option”) or (ii) immediately prior to the closing of an Equity Financing, become due and payable in cash.

The embedded redemption put feature upon an Equity Financing is not clearly and closely related to the debt host instrument, was separated from the debt host and initially measured at fair value. Subsequent changes in fair value of the feature are recognized in the Consolidated Statement of Operations. The fair value (see Note 8 - Fair Value Measurements) of the bifurcated derivative liability was estimated utilizing the with and without method which uses the probability weighted difference between the scenarios with the derivative and the plain vanilla maturity scenario without a derivative.

Discounts to the principal amounts were included in the carrying value of the Old Alco Note and amortized to interest expense over the remaining term of the underlying debt. During 2022, the Company recorded a $151,000 debt discount upon issuance of the Old Alco Note. For the year ended December 31, 2022, interest expense on the Old Alco Note totaled $124,621, comprised of $100,274 of contractual interest and $24,347 for the amortization of the discount. The effective interest rate was 20% prior to the exchange of the Old Alco Note as noted below.

On July 19, 2022, the Company and Alco entered into an exchange agreement whereby Alco and the Company agreed to the cancellation of the Old Alco Note in exchange for the issuance of a new subordinated convertible promissory note in the principal amount of $2,101,744 (representing the principal amount plus accrued interest under the Old Alco Note) (the “New Alco Note”). In accordance with ASC 470 Debt, the Company treated the Old Alco Note as extinguished and recognized a loss on debt extinguishment of $56,653, determined by the sum of the fair value of the New Alco Note in excess of the carrying value of the Old Alco Note less the bifurcated embedded derivative liability at the time of the modification.

F-31

Between July and September 2022, the Company issued additional subordinated convertible notes (together with the New Alco Note, the “2022 Related Party Convertible Notes”) for an aggregate amount of $4,200,538 to related parties Alco, Mason Ward and DNX. Between March and September 2023, the Company issued additional subordinate convertible notes (together with the 2022 Related Party Convertible Notes, the “Related Party Convertible Notes”) for an aggregate amount of $2,583,000 to related parties Alco, Mason Ward, DNX and William Bryant. DNX held in excess of 5% of the issued equity of the Company, through its ownership of Series A preferred stock. William Bryant will become a member of the Board of Directors upon completion of the Merger. The Related Party Convertible Notes bear interest at a rate of 8% per annum, and are convertible into the same series of capital stock of the Company to be issued to other investors upon a Qualified Financing (as defined in the agreement) at a conversion price equal to the lesser of (i) 80% of the per share price paid by the cash purchasers of such Qualified Financing Securities (as defined in the agreement) in the Qualified Financing, or (ii) the conversion price obtained by dividing $50,000,000 by the Fully Diluted Capitalization (as defined in the agreement). If not sooner converted or prepaid, the Convertible Notes are payable no later than the earlier of (a) the written demand by the holders of a majority-in-interest of the Notes then outstanding on or after September 1, 2023, (b) consummation of a Liquidity Event (as defined in the agreement), or (c) the written demand by the Majority Holders (as defined in the agreement) after an Event of Default (as defined in the agreement) has occurred. In the event of a Liquidity Event (as defined below) while this Note is outstanding, immediately prior to the closing of such Liquidity Event and in full satisfaction of this Note, an amount equal to the greater of (a) the Outstanding Amount, or (b) two times (2x) the principal amount of this Note then outstanding shall become immediately due and payable in cash.

The embedded redemption put feature upon an Equity Financing and the optional redemption upon a Liquidity Event at a substantial premium are not clearly and closely related to the debt host instrument, were separated and bundled together, assigned probabilities of being affected and initially measured at fair value. Subsequent changes in fair value of the feature will be recognized in the Consolidated Statement of Operations. The fair value of the bifurcated derivative liability was estimated utilizing the with and without method which uses the probability weighted difference between the scenarios with the derivative and the plain vanilla maturity scenario without a derivative (see Note 8 - Fair Value Measurements).

Discounts to the principal amounts are included in the carrying value of the Related Party Convertible Notes and amortized to interest expense over the contractual term of the underlying debt. During the year ended December 31, 2023, the Company recorded a $1,126,451 debt discount upon issuance of additional Related Party Convertible Notes. For the year ended December 31, 2023, interest expense on the Related Party Convertible Notes totaled $2,307,013, comprised of $464,071 of contractual interest and $1,842,942 for the amortization of the discount.

March 2023 Amendment

In March 2023, the Related Party Convertible Notes were amended to extend the maturity to December 31, 2023. The Company evaluated the terms of the First Amendment in accordance with ASC 470-60, Troubled Debt Restructurings, and ASC 470-50, Debt Modifications and Extinguishments. The Company determined that the Company was granted a concession by the lender based on the decrease of the effective borrowing rate on the First Amendment. Accordingly, the Company accounted for the First Amendment as a troubled debt restructuring. As a result, the Company accounted for the troubled debt restructuring by calculating a new effective interest rate for the First Amendment based on the carrying amount of the debt and the present value of the revised future cash flow payment stream. The troubled debt restructuring did not result in recognition of a gain or loss in the consolidated statement of operations but does impact interest expense recognized in the future.

Conversion of Related Party Convertible Notes

On December 14, 2023, all outstanding principal and accrued interest, net of the remaining debt discount, related to the Related Party Convertible Notes, totaling $7,271,368 converted into 22,929 shares the Company’s Class A Common Stock pursuant to the close of the Merger Agreement and application of the exchange ratio.

Convertible Notes - Third Party

Between July and September 2022, the Company issued additional subordinated convertible notes (the “2022 Third Party Convertible Notes”) for an aggregate amount of $1,761,206 to third-party creditors. Between March and September 2023, the Company issued additional subordinate convertible notes (together with the 2022 Third Party Convertible Notes, the “Third Party Convertible Notes”) for an aggregate amount of $1,435,000 to third-party creditors. The Third Party Convertible Notes bear interest at a rate of 8% per annum, and are convertible into the same series of capital stock of the Company to be issued to other investors upon a Qualified Financing (as defined in the agreement) at a conversion price equal to the lesser of (i) 80% of the per share price paid by the cash purchasers of such Qualified Financing Securities (as defined in the agreement) in the Qualified Financing, or (ii) the conversion price obtained by dividing $50,000,000 by the Fully Diluted Capitalization (as defined in the agreement). If not sooner converted or prepaid, the Convertible Notes are payable no later than the earlier of (a) the written demand by the holders of a majority-in-interest of the Notes then outstanding on or after September 1, 2023, (b) consummation of a Liquidity Event (as defined in the agreement), or (c) the written demand by the Majority Holders (as defined in the agreement) after an Event of Default (as defined in the agreement) has occurred. In the event of a Liquidity Event (as defined below) while this Note is outstanding, immediately prior to the closing of such Liquidity Event and in full satisfaction of this Note, an amount equal to the greater of (a) the Outstanding Amount, or (b) two times (2x) the principal amount of this Note then outstanding shall become immediately due and payable in cash.

F-32

The embedded redemption put feature upon an Equity Financing and the optional redemption upon a Liquidity Event at a substantial premium are not clearly and closely related to the debt host instrument, were separated and bundled together, assigned probabilities of being affected and initially measured at fair value. Subsequent changes in fair value of the feature will be recognized in the Consolidated Statement of Operations. The fair value of the bifurcated derivative liability was estimated utilizing the with and without method which uses the probability weighted difference between the scenarios with the derivative and the plain vanilla maturity scenario without a derivative (see Note 8 - Fair Value Measurements).

Discounts to the principal amounts are included in the carrying value of the Third Party Convertible Notes and amortized to interest expense over the contractual term of the underlying debt. During the year ended December 31, 2023, the Company recorded a $559,390 debt discount upon issuance of additional Third Party Convertible Notes. For the year ended December 31, 2023, interest expense on the Third Party Convertible Notes totaled $1,063,093, comprised of $188,059 of contractual interest and $875,034 for the amortization of the discount.

March 2023 Amendment

In March 2023, the 2022 Related Party Convertible Notes were amended to extend the maturity to December 31, 2023. The Company evaluated the terms of the First Amendment in accordance with ASC 470-60, Troubled Debt Restructurings, and ASC 470-50, Debt Modifications and Extinguishments. The Company determined that the Company was granted a concession by the lender based on the decrease of the effective borrowing rate on the First Amendment. Accordingly, the Company accounted for the First Amendment as a troubled debt restructuring. As a result, the Company accounted for the troubled debt restructuring by calculating a new effective interest rate for the First Amendment based on the carrying amount of the debt and the present value of the revised future cash flow payment stream. The troubled debt restructuring did not result in recognition of a gain or loss in the consolidated statement of operations but does impact interest expense recognized in the future.

Conversion of Third Party Convertible Notes

On December 14, 2023, all outstanding principal and accrued interest, net of the remaining debt discount, related to the Third Party Convertible Notes, totaling $3,346,232 converted into 10,598 shares the Company’s Class A Common Stock pursuant to the close of the Merger Agreement and application of the exchange ratio.

The following table presents the Related Party and Third Party Convertible Notes, respectively, as of December 31, 2023:

	Related Party	Third Party
Face value of the convertible notes	$6,783,538	$3,196,206
Debt discount, net	(131,867)	(83,688)
Carrying value of the convertible notes	6,651,671	3,112,518
Accrued interest	619,697	233,714
Conversion of convertible notes	(7,271,368)	(3,346,232)
Total convertible notes and accrued interest	$—	$—

Promissory Notes

Promissory Notes - Related Party

On August 30, 2023, the Company issued a subordinate promissory note (“Alco August Promissory Note”) in the aggregate principal amount of $150,000 to Alco Investment Company, a related party. Alco held its ownership of over 10% of the issued equity of the Company, through its ownership of Series A preferred stock. The Alco August Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest are due and payable on April 29, 2024. The Company recorded a $3,711 debt discount upon issuance of the Alco August Promissory Note. For the year ended December 31, 2024, interest expense on the Alco August Promissory Note totaled $11,284, comprised of $8,022 of contractual accrued interest and $3,261 for the amortization of the discount. For the year ended December 31, 2023, interest expense on the Alco August Promissory Note totaled $4,494, comprised of $4,044 of contractual accrued interest and $450 for the amortization of the discount. As of December 31, 2024 the Alco August Promissory Note was converted in full (see below). As of December 31, 2023, $150,000 of principal and $4,044 of accrued interest was outstanding under the Alco August Promissory Note recorded in note payable - related party, net of discount on the consolidated balance sheets.

F-33

On September 13, 2023, the Company issued a subordinate promissory note (“Alco September Promissory Note”) in the aggregate principal amount of up to $1,500,000 to Alco Investment Company, a related party. The Alco September Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest were due and payable on September 30, 2024, however the due date was extended and the debt subsequently settled (see below). The Company recorded $8,588 of debt issuance costs and a $638,808 debt discount upon issuance of the Alco September Promissory Note, relating to the share transfer agreements, see below. For the year ended December 31, 2024, interest expense on the Alco September Promissory Note totaled $283,188, comprised of $92,822 of contractual accrued interest and $190,366 for the amortization of the discount. For the year ended December 31, 2023, interest expense on the Alco September Promissory Note totaled $478,815, comprised of $30,575 of contractual accrued interest and $448,240 for the amortization of the discount. As of December 31, 2024 the Alco September Promissory Note was converted in full (see below). As of December 31, 2023, $1,500,000 of principal and $30,575 of accrued interest was outstanding under the Alco September Promissory Note recorded in note payable - related party, net of discount on the consolidated balance sheets.

On November 16, 2023, the Company issued a subordinate promissory note (“Alco November Promissory Note”) in the aggregate principal amount of up to $750,000 to Alco Investment Company, a related party. The Alco November Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest were due and payable on April 13, 2024, however the due date was extended and the debt subsequently settled (see below). The Company recorded a $363,905 debt discount upon issuance of the Alco November Promissory Note relating to the share transfer agreements, see below. For the year ended December 31, 2024, interest expense on the Alco November Promissory Note totaled $321,189, comprised of $43,891 of contractual accrued interest and $277,298 for the amortization of the discount. For the year ended December 31, 2023, interest expense on the Alco November Promissory Note totaled $94,005, comprised of $7,397 of contractual accrued interest and $86,608 for the amortization of the discount. As of December 31, 2024 the Alco November Promissory Note was converted in full (see below). As of December 31, 2023, $750,000 of principal and $7,397 of accrued interest was outstanding under the Alco November Promissory Note recorded in note payable - related party, net of discount on the consolidated balance sheets.

On December 13, 2023, the Company issued a subordinate promissory note (“Alco December Promissory Note”) in the aggregate principal amount of up to $2,000,000 to Alco Investment Company, a related party. The Alco December Promissory Note bears interest at a rate of 8% per annum. The outstanding principal and accrued interest are due and payable on December 31, 2024. The Company recorded a $1,496,252 debt discount upon issuance of the Alco December Promissory Note, relating to the share transfer agreements, see below. For the year ended December 31, 2024, interest expense on the Alco December Promissory Note totaled $936,941, comprised of $117,040 of contractual accrued interest and $819,901 for the amortization of the discount. For the year ended December 31, 2023, interest expense on the Alco December Promissory Note totaled $39,087, comprised of $7,890 of contractual accrued interest and $31,197 for the amortization of the discount. As of December 31, 2024 the Alco December Promissory Note was converted in full (see below). As of December 31, 2023, $2,000,000 of principal and $7,890 of accrued interest was outstanding under the Alco December Promissory Note recorded in note payable – related party, net of discount on the consolidated balance sheets.

In connection with the issuances of the Alco September, November, and December Promissory Notes, the Company, 7GC and the Sponsor entered into share transfer agreements (the “Alco Share Transfer Agreements”) with Alco Investment Company. Pursuant to which for each $10.00 in principal borrowed under the Alco September and November Promissory Notes, the Sponsor agreed to forfeit one share of 7GC Class B Common Stock held by the Sponsor, in exchange for the right of Alco to receive one New Banzai Class A Share. For each $10.00 in principal borrowed under the December Note, the Sponsor agreed to forfeit three shares of 7GC Class B Common Stock held by the Sponsor, in exchange for the right of Alco to receive three New Banzai Class A Shares. Such forfeited and issued shares under the Alco September, November, and December Promissory Notes are capped at an amount equal to 150,000, 75,000, and 600,000, respectively. Pursuant to the Alco Share Transfer Agreements, the shares are subject to an 180-day lock-up period upon issuance of the shares.

For the Alco Share Transfer Agreements, the Company considered the guidance under ASC 815, Derivatives and Hedging, and determined that the Investor Shares underlying each of the Share Transfer Agreements described above, met the definition of a freestanding financial instrument and are not precluded from being considered indexed to the Company’s common stock. The Company determined that these shares represent a freestanding equity contract issued to the lender, resulting in a discount recorded on the notes when they are issued.

F-34

Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized if the contracts continue to be classified in equity. The measurement of fair value was determined utilizing various put option models in estimating the discount lack of marketability (the “DLOM”) applied to the public share price as the shares underlying each of the Share Transfer Agreements are subject to a lock-up period pursuant to each agreement, to estimate the fair value of the shares transferred. Option pricing models assume that the cost to purchase a stock option relates directly to the measurement of the DLOM. The logic behind these models is that investors may be able to quantify this price risk, due to lack of marketability, over a particular holding period where price volatility is usually estimated as a proxy for risk. The inputs and assumptions utilized in the fair value estimation included the Company’s stock price on the measurement date, a DLOM as described above, the number of shares pursuant to each Share Transfer Agreement, and a probability weighted factor for the Company’s expected percentage of completing its Business Combination, at each Share Transfer Agreement date.

For the Alco September Promissory Note, of which $1,000,000 was drawn on September 13, 2023, the DLOM was estimated using the put option models described above and the following assumptions: a holding period for the shares of 272 days (approximately 0.77 years) measured from the date of issuance of the $1,000,000 of proceeds under the September Note through the issuance of the shares under the Alco October Share Transfer Agreement on December 14, 2023 at which time the 180-day lock-up period commenced; a re-levered equity volatility estimated using guideline public companies of 54.0%; and a risk-free rate commensurate with the term of 5.3%. The put option models provided a DLOM range of 10.7% to 16.0% and the concluded DLOM was estimated to be 12.5%. The Company’s expected percentage of completing the Merger on this date was 80%.

For the remaining $500,000 drawn on the Alco September Promissory Note on October 3, 2023, the DLOM was estimated using the put option models described above and the following assumptions: a holding period for the shares of 252 days (approximately 0.72 years) measured from the date of issuance of the remaining $500,000 of proceeds under the September Note through the issuance of the shares under the Alco October Share Transfer Agreement on December 14, 2023 at which time the 180-day lock-up period commenced; a re-levered equity volatility estimated using guideline public companies of 52.0%; and a risk-free rate commensurate with the term of 5.4%. The put option models provided a DLOM range of 10.0% to 15.0% and the concluded DLOM was estimated to be 11.5%. The Company’s expected percentage of completing the Merger on this date was 80%.

For the Alco November Promissory Note, the DLOM was estimated using the put option models described above and the following assumptions: a holding period for the shares of 208 days (approximately 0.60 years) measured from the issuance date of the November Note through the issuance of the shares under the November 2023 Share Transfer Agreement on December 14, 2023 at which time the 180-day lock-up period commenced; a re-levered equity volatility estimated using guideline public companies of 54.0%; and a risk-free rate commensurate with the term of 5.2%. The put option models provided a DLOM range of 9.5% to 15.0% and the concluded DLOM was estimated to be 11.5%. The Company’s expected percentage of completing the Merger on this date was 100%.

For the Alco December Promissory Note, the DLOM was estimated using the put option models described above and the following assumptions: a holding period for the shares of 180 days (approximately 0.49 years) measured from the issuance date of the December Note through the issuance of the shares under the December 2023 Share Transfer Agreement on December 14, 2023 at which time the 180-day lock-up period commenced; a re-levered equity volatility estimated using guideline public companies of 47.0%; and a risk-free rate commensurate with the term of 5.2%. The put option models provided a DLOM range of 7.5% to 12.0% and the concluded DLOM was estimated to be 9.0%. The Company’s expected percentage of completing its Business Combination on this date was 100%.

April 2024 and May 2024 Amendment

On April 18, 2024, the Company amended the Alco August Promissory Note and Alco November Promissory Note to extend the maturity dates of each note to May 31, 2024 (the “Alco April 2024 Amendment”). On May 30, 2024, both parties agreed to again amend the Alco August Promissory Note and Alco November Promissory Note to further amend the maturity date to the earlier of (a) August 29, 2024 or (b) the closing of the next transaction (an “Offering”) in which the Company sells any of its Common Stock for cash with net proceeds of $4,000,000 or greater or if the holder acquires Common Stock in an amount not less than the then outstanding balance of the Alco August Promissory Note and Alco November Promissory Note (the “Alco May 2024 Amendment”). The Company evaluated the terms of both the Alco April 2024 Amendment and Alco May 2024 Amendment (the “Alco 2024 Amendments”) in accordance with ASC 470-60, Troubled Debt Restructurings, and ASC 470-50, Debt Modifications and Extinguishments. The Company determined that the Company was granted a concession by the lender based on the decrease of the effective borrowing rate on the Alco 2024 Amendments. Accordingly, the Company accounted for the Alco 2024 Amendments as troubled debt restructurings by calculating a new effective interest rate for the Alco 2024 Amendments based on the carrying amount of the debt and the present value of the revised future cash flows payment streams. The troubled debt restructurings did not result in recognition of a gain or loss in the consolidated statement of operations but does impact interest expense recognized in the future.

F-35

September 2024 Alco Promissory Note Conversion and Settlement

On September 19, 2024, the Company and Alco agreed to convert an aggregate balance of $4,711,681 of debt inclusive of principal and accrued interest, representing the aggregate total balance outstanding to Alco as of that date (excluding the carrying value of debt discounts), into 282,420 shares of Class A Common Stock, Warrants to purchase up to 1,331,340 shares of Class A Common Stock and Pre-Funded Warrants to purchase up to 1,048,920 shares of Class A Common Stock (collectively, the “Alco Securities”), and in full settlement of the balance outstanding to Alco. The Company recognized the issuance of the Alco Securities, on September 19, 2024, in full settlement of all amounts owing to Alco. The grant date fair value of the Class A Common Stock, Warrants to purchase shares of Class A Common Stock and Pre-Funded Warrants to purchase shares of Class A Common Stock, were determined to be $1,098,614, $3,687,812, and $4,080,194, respectively. As a result of this transaction, the Company recognized a loss on extinguishment of $4,808,882, as of September 23, 2024, which was recognized as loss on conversion and settlement of Alco promissory notes per the condensed consolidated statement of operations.

Promissory Notes - 7GC

The Company assumed two promissory notes in connection with the Merger which remained outstanding as of December 31, 2023. On February 9, 2024, the $2,540,091 balance was converted into 17,813 shares the Company’s Class A Common Stock pursuant to the terms in the 7GC Promissory Notes.

Promissory Note - GEM

On December 14, 2023, the Company and GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “GEM”) agreed to terminate in its entirety the GEM Agreement, pursuant to which GEM was to purchase from the Company shares of common stock having an aggregate value up to $100,000,000 and the Company was required to make and execute a warrant (“GEM Warrant”). The Company’s obligation to issue the GEM Warrant remained, granting GEM the right to purchase Class A Common Stock in an amount equal to 3% of the total number of equity interests outstanding as of the Closing, calculated on a fully diluted basis, at an exercise price on the terms and conditions set forth therein, in exchange for issuance of a $2.0 million convertible debenture with a five-year maturity and 0% coupon. Due to the determination of the final terms of the planned $2.0 million convertible debenture having not been finalized, nor the final agreement related to the convertible debenture having been executed, as of December 31, 2023, the Company recognized, concurrent with the close of the merger, a liability for the GEM commitment fee, along with a corresponding GEM commitment fee expense, in the amount of $2.0 million.

On February 5, 2024, the Company and GEM entered into a settlement agreement (the “GEM Settlement Agreement”), pursuant to which (a) the Company and GEM agreed to (i) settle the Company’s obligations under and terminate the binding term sheet entered into between Legacy Banzai and GEM, dated December 13, 2023, and (ii) terminate the share repurchase agreement, dated May 27, 2022, by and among the Company and GEM, and (b) the Company (i) agreed to pay GEM $1.2 million in cash within three business days of the GEM Settlement Agreement and (ii) issued to GEM, on February 5, 2024, an unsecured promissory zero coupon note in the amount of $1.0 million, payable in monthly installments of $100,000 beginning on March 1, 2024, with the final payment to be made on December 1, 2024 (the “GEM Promissory Note”). The Company paid GEM the $1.2 million in cash in February 2024.

The GEM Promissory Note provides that, in the event the Company fails to make a required monthly payment when due, the Company shall issue to GEM a number of shares of Class A Common Stock equal to the monthly payment amount divided by the VWAP of the Class A Common Stock for the trading day immediately preceding the applicable payment due date. In addition, the Company agreed to register on a registration statement 2,000,000 shares of Class A Common Stock that may be issuable under the terms of the GEM Promissory Note. The GEM Promissory Note contains customary events of default. If an event of default occurs, GEM may, at its option, demand from the Company immediate payment of any outstanding balance under the GEM Promissory Note.

As of December 31, 2024, the Company has issued an aggregate of 190,001 shares of Class A Common Stock to GEM in lieu of monthly payment obligations and the remaining balance of the GEM Promissory Note as of December 31, 2024 is $215,057 recorded in the convertible notes line on the consolidated balance sheet. The Company notes the GEM Promissory Note is in default as the Company failed to make the required payments under the agreement. The remaining balance of $215,057 outstanding as of December 31, 2024 was settled in cash during Q1 2025 and there is no outstanding balance as of March 31, 2025.

F-36

Convertible Promissory Notes (Yorkville)

On December 14, 2023, in connection with and pursuant to the terms of its Standby Equity Purchase Agreement (“SEPA”) with YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (“Yorkville”), (refer to Note 18 - Equity for further details), Yorkville agreed to advance to the Company, in exchange for convertible promissory notes, an aggregate principal amount of up to $3,500,000, $2,000,000 of which was funded at the Closing in exchange for the issuance by the Company of a Convertible Promissory Note (the “December Yorkville Convertible Note”). The Company received net proceeds of $1,800,000 after a non-cash original issue discount of $200,000.

On February 5, 2024, the Company and Yorkville entered into a supplemental agreement (the “SEPA Supplemental Agreement”) to increase the amount of convertible promissory notes allowed to be issued under SEPA by $1,000,000 (the “Additional Pre-Paid Advance Amount”), for an aggregate principal amount of $4,500,000 to be advanced by Yorkville to the Company in the form of convertible promissory notes. On February 5, 2024 in exchange for a promissory note in the principal amount of $1,000,000 (the “February Yorkville Promissory Note”), with the same terms as the December Yorkville Convertible Note, the Company received net proceeds of $900,000 after an original issue discount of $100,000.

On March 26, 2024, the Company, in exchange for a convertible promissory note with a principal amount of $1,500,000 (the “March Yorkville Promissory Note” and, together with the December Yorkville Convertible Note and February Yorkville Promissory Note the” Yorkville Promissory Notes”), received net proceeds of $1,250,000 after an original issue discount of $250,000 from Yorkville.

On May 3, 2024, the Company and Yorkville entered into a Debt Repayment Agreement (the “Original Debt Repayment Agreement”) with respect to the Yorkville Promissory Notes. Under the Original Debt Repayment Agreement, Yorkville agreed that, upon completion of a Company registered offering and repayment of an aggregate $2,000,000 outstanding under the Yorkville Promissory Notes (the “Original Repayment Amount”), Yorkville would not deliver to the Company any Investor Notice (as defined in the SEPA) and would not exercise its right to convert the remainder of the amount outstanding under the Promissory Notes for a period commencing on the date of the closing of the offering and ending on the date that is 90 days thereafter. Under the Original Debt Repayment Agreement, the Company and Yorkville also agreed to extend the maturity date of the Promissory Notes to the date that is 120 days after the closing of the offering and to satisfy the $200,000 payment premium due in connection with an early redemption through the issuance of an Advance Notice (as defined in the SEPA) for shares of the Company’s Class A common stock, par value $0.0001 per share. The Debt Repayment Agreement was conditioned on the completion of the offering by June 2, 2024.

On May 22, 2024, the Company and Yorkville entered into an Amended and Restated Debt Repayment Agreement (the “Amended Debt Repayment Agreement”) with respect to the Yorkville Promissory Notes, which amends and restates the Original Debt Repayment Agreement. Under the Amended Debt Repayment Agreement, Yorkville has agreed that, upon completion of a registered offering and repayment of an aggregate $750,000 outstanding under the Yorkville Promissory Notes (the “Amended Repayment Amount”), Yorkville will not deliver to the Company any Investor Notice (as defined in the SEPA) and will not exercise its right to convert the remainder of the amount outstanding under the Promissory Notes for a period commencing on the date of the closing of the offering and ending on the date that is 90 days thereafter (the “Stand-still Period”); provided that the Company will seek any consents necessary to allow Yorkville to issue Investor Notices or exercise its right to convert the remainder of the amount outstanding under the Promissory Notes after a period of 60 days following the closing of the offering. Under the Amended Debt Repayment Agreement, the Company and Yorkville also agreed to extend the maturity date of the Promissory Notes to the date that is 120 days after the closing of the offering and to satisfy the $75,000 payment premium due in connection with an early redemption through the issuance of an Advance Notice for shares of Class A Common Stock (the “Q2 Prepayment Premium”). The Amended Debt Repayment Agreement was conditioned on the completion of the offering by May 29, 2024, which condition was satisfied upon the closing of the offering on May 28, 2024 (the “May 2024 Offering”).

Pursuant to the terms of the Amended Repayment Agreement, the Company made a cash principal payment of $750,000 on May 31, 2024 (the “Repayment Date”), and issued an Advance Notice for the purchase of 12,000 shares of Class A Common Stock (the “Premium Advance Shares”) (representing the number of shares the Company reasonably believed would be sufficient to result in net proceeds of $75,000 as of the Repayment Date) (the “Premium Advance”). The total purchase price for the Premium Advance was $110,040, of which $75,000 was applied in satisfaction of the Payment Premium, and the remaining $35,040 was paid by Yorkville to the Company in cash (the “Cash Surplus”). The Premium Advance Shares were recorded at fair value totaling $115,800 on the Repayment Date, and the excess of fair value over the Cash Surplus was recorded to the consolidated statement of operations in line Yorkville prepayment premium expense.

F-37

On September 20, 2024, the Company entered into a Floor Price Reduction Agreement (the “Floor Price Reduction Agreement”) with Yorkville. The Company and Yorkville, pursuant to the Floor Price Adjustment Agreement, agreed to amend and restate the prior repayment agreements such that the outstanding principal under the Amended Debt Repayment Agreement was reduced to $0.7 million, with no remaining interest, the floor price, as described in the Outstanding Promissory Notes, was adjusted to $2.00, and the maturity date for the Outstanding Promissory Notes is extended by 120 days to January 17, 2025.

The Yorkville Promissory Notes have a maturity date (as modified by the Floor Price Reduction Agreement) of January 17, 2025, and accrue interest at 0% per annum, subject to an increase to 18% per annum upon events of default as defined in the agreement. As of December 31, 2024, no events of default have occurred.

Yorkville has the right to convert any portion of the outstanding principal into shares of Class A common stock at any time subsequent to the Stand-still Period through maturity. The number of shares issuable upon conversion is equal to the amount of principal to be converted (as specified by Yorkville) divided by the Conversion Price (as defined in the Standby Equity Purchase Agreement disclosure in Note 18). Yorkville will not have the right to convert any portion of the principal to the extent that after giving effect to such conversion, Yorkville would beneficially own in excess of 9.99% of the total number of shares of Class A common stock outstanding after giving effect to such conversion.

Additionally, the Company, at its option, shall have the right, but not the obligation, to redeem early a portion or all amounts outstanding under the Promissory Notes at a redemption amount equal to the outstanding principal balance being repaid or redeemed, plus a 10% prepayment premium, plus all accrued and unpaid interest; provided that (i) the Company provides Yorkville with no less than ten trading days’ prior written notice thereof and (ii) on the date such notice is issued, the VWAP of the Class A common stock is less than the Fixed Price.

Upon the occurrence of certain triggering events, as defined in the Yorkville Promissory Notes agreement (each an “Amortization Event”), the Company may be required to make monthly repayments of amounts outstanding under the Yorkville Promissory Notes, with each monthly repayment to be in an amount equal to the sum of (x) $1,000,000, plus (y) 10% in respect of such amount, and (z) all outstanding accrued and unpaid interest as of each payment date.

During January 2024, the Company’s stock price per share fell below the then in effect Floor Price (as defined in the Standby Equity Purchase Agreement disclosure in Note 15) of $2.00 for five trading days during a period of seven consecutive trading days (an Amortization Event under the terms of the December Yorkville Convertible Note agreement), thus triggering amortization payments under the terms of the December Yorkville Convertible Note. On January 24, 2024, Yorkville agreed to waive the Amortization Event trigger, prior to the date upon which any amortization payment would have been required. As discussed in the definitions below, the Floor Price was reset on February 14, 2024, in conjunction with the effective date of the Company’s Registration Statement, at a price of $0.294 per share of Common Stock, thus curing the Amortization Event condition.

During the year ended December 31, 2024, $2,000,000 of the full outstanding principal under the December Yorkville Convertible Note, respectively, was converted into 275,383 shares of Class A Common stock of the Company. During the year ended December 31, 2024, the full principal amount of $1,000,000 under the February Yorkville Promissory Note was converted into 28,910 Class A Common stock of the Company. During the year ended December 31, 2024, the full outstanding principal amount of $750,000 under the March Yorkville Promissory Note was converted into 149,863, Class A Common stock of the Company.

As of December 31, 2024 and December 31, 2023, the principal amount outstanding under the Yorkville Promissory Notes was $0 and $2,000,000, respectively. During the year ended December 31, 2024, the Company recorded interest expense of $80,760 in connection with the Yorkville Promissory Notes, all of which was related to the Premium Advance.

The Yorkville Promissory Notes are required to be measured at fair value pursuant to ASC 480 Distinguishing Liabilities from Equity (“ASC 480”) at the date of issuances and in subsequent reporting periods, due to the variable share-settled feature described above in which, if converted, the value to be received by Yorkville fluctuates based on something other than the fair value of the Company’s common stock. The fair value of the Yorkville Promissory Notes as of December 31, 2024 and December 31, 2023 was $0 and $1,766,000, respectively. The Company used a Monte Carlo simulation model in order to determine the Yorkville Promissory Note’s fair value at December 31, 2023, with the following inputs: the fair value of the Company’s common stock of $1.88 on December 31, 2023, estimated equity volatility of 71%, the time to maturity of 0.46 years, a discounted market interest rate of 14%, a risk free rate of 5.28%, and probability of optional redemption 10.0%.

During the year ended December 31, 2024 and 2023, the Company recorded a loss of $693,000 and a gain of $34,000, respectively, related to the change in fair value of the Yorkville Promissory Notes liability, respectively. As of December 31, 2024, the full outstanding balances of the Yorkville Promissory Notes have been converted into the Company’s Class A Common stock and repaid.

F-38

Term and Convertible Notes (CP BF) - related party

During 2021, the Company entered into a loan agreement with CP BF Lending, LLC (“CP BF”) comprised of a Term Note and a Convertible Note. The Term Note bears cash interest at a rate of 14% per annum paid monthly and accrued interest payable-in-kind (“PIK”) cumulatively at 1.5% per annum. The outstanding principal balance of the Term Note together with accrued and unpaid interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2025 (“Loan Maturity Date”). The Convertible Note accrues PIK interest cumulatively at a rate of 15.5% per annum, and is convertible into Class A Common Stock upon Qualified Financing (as defined in the agreement), upon a Change of Control (as defined in the agreement), upon Prepayment, or at Maturity at a fixed conversion price of $133.64 per unit. If not sooner converted or prepaid, the Convertible Note principal together with accrued and unpaid interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on the Loan Maturity Date.

Additionally, the Company may voluntarily prepay the Principal of the Loans, in accordance with their terms, in whole or in part at any time. On the date of any such prepayment, the Company will owe to Lender: (i) all accrued and unpaid Cash Interest with respect to the principal amount so prepaid through the date the prepayment is made; (ii) if such prepayment is prior to the twelve-month anniversary of the Closing Date, all unpaid interest (including for the avoidance of doubt, PIK Interest and Cash Interest) with respect to the principal amount so prepaid that would have been due and payable on or prior to the twelve-month anniversary of the Closing Date had the Loans remained outstanding until such twelve-month anniversary date (the “Yield Maintenance Premium”); (iii) the Exit Fee with respect to the principal amount so prepaid, calculated as 1.0% of the outstanding principal balance of the Loans, with only the portion of the principal balance so converted counted for purposes of determining the applicable Exit Fee; and provided further, that, in the event of a partial prepayment of the Loans, the Exit Fee shall be calculated on the principal amount so repaid and not on the entire outstanding principal balance thereof, and (iv) all other Obligations, if any, that shall have become due and payable hereunder with respect to the principal amount so prepaid.

The Loan Agreement contains customary covenants, including restrictions on the Company’s ability to incur indebtedness, grant liens or security interest on assets, make acquisitions, loans, advances or investments, or sell or otherwise transfer assets, among others. The Loan Agreement also contains other financial covenants related to minimum gross profit margin, minimum ARR (Annual Recurring Revenue) growth rate, and fixed charge ratio, among other financial covenants per the terms of the Loan Agreement. The Loan Agreement is secured by a first-priority Lien (subject to Permitted Liens) on and security interest in the Collateral pursuant to the terms of the Collateral Documents. The Loan Agreement named Joseph Davy, CEO, as Guarantor, and per the term of the Loan Agreement, he is willing to guarantee the full payment, performance and collection of all of the Credit Parties’ obligations thereunder and under the Loan Agreement, all as further set forth therein.

For all respective periods presented, the Company was not in compliance with the Minimum Gross Profit Margin covenant in section 7.14.1 of the Loan Agreement, the Minimum ARR Growth covenant in section 7.14.2 of the Loan Agreement, and the Fixed Charge Coverage Ratio covenant in section 7.14.3 of the Loan Agreement. As a result of the Company’s noncompliance with the financial covenants, the entire principal amount and all unpaid and accrued interest will be classified as current on the Company’s consolidated balance sheets.

Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by CP BF or cured to the satisfaction of Lender, subject to the exercise of customary commercial underwriting standards in determining such satisfaction, Lender may, without notice or demand to the Credit Parties declare the unpaid principal of and any accrued interest shall be immediately due and payable. While the Company and the Lender are engaged in good faith discussions to resolve these matters, no agreement to resolve such matters has been reached and all of the Loans remain in default for the reasons stated above, and the Lender is not presently exercising remedies, which the Lender reserves the right to so do at any time.

On February 19, 2021, the Company capitalized $310,589 and $71,674 of costs associated with the issuance of the Term Note and Convertible Notes, respectively, and amortizes these costs to interest expense over the term of the debt, using the effective interest method. The capitalized debt issuance costs are presented as a reduction of the carrying value of the Term Note and Convertible Notes.

F-39

The embedded redemption put feature upon a Prepayment and Default Interest triggering events that are unrelated to the creditworthiness of the Company are not clearly and closely related to the debt host instrument, were separated and bundled together, as a derivative and assigned probabilities of being affected and initially measured at fair value in the amount of $3,000. Subsequent changes in fair value of the feature will be recognized as a gain or loss in the Consolidated Statement of Operations. The fair value of the bifurcated derivative liability was estimated utilizing the with and without method which uses the probability weighted difference between the scenarios with the derivative and the plain vanilla maturity scenario without a derivative (See Note 8 - Fair Value Measurements).

On October 10, 2022 the Loan Agreement was amended, where CP BF waived payment by the Company of four months of cash interest with respect to the Term Note in replacement for a Convertible Note (“First Amendment Convertible Note”) in the principal amount of $321,345, which is not considered an Additional Loan as defined above. The First Amendment Convertible Note has the same features as the Convertible Note described above.

The effective interest rate for the Term Note was 16% for the year ended December 31, 2024 and 2023. Discounts to the principal amounts, relating to the debt issuance costs and embedded features, are included in the carrying value of the Convertible Notes and amortized to interest expense over the remaining term of the underlying debt. For the year ended December 31, 2024, interest expense on the Term Note totaled $851,175, comprised of $772,550 of contractual interest and $78,625 for the amortization of the discount. For the year ended December 31, 2023, interest expense on the Term Note totaled $1,140,106, respectively, comprised of $1,058,230 of contractual interest and $81,876 for the amortization of the discount.

The effective interest rate for the CP BF Convertible Note and First Amendment Convertible Note was 16% for the year ended December 31, 2024 and 2023. For the year ended December 31, 2024, interest expense on the Convertible Notes totaled $350,430 comprised of $325,818 of contractual interest and $24,612 for the amortization of the discount. For the year ended December 31, 2023, interest expense on the Convertible Notes totaled $422,507, comprised of $395,575 of contractual interest and $26,932 for the amortization of the discount.

The Company utilizes a combination of scenario-based methods and Black-Scholes option pricing models to determine the average share count outstanding at conversion and the simulated price per share for the Company as of the valuation date. Key inputs into these models included the timing and probability of the identified scenarios, and for Black-Scholes option pricing models used for notes that included a valuation cap, equity values, risk-free rate and volatility.

CP BF restructuring - related party

On September 5, 2024, the Company entered into a side letter to the loan agreement with CP BF whereby the Company agreed to consolidate the Term Note, CP BF Convertible Note and First Amendment Convertible Note (combined the “Old CP BF Notes”) into a single convertible note (the “2024 CP BF Convertible Note”). In accordance with ASC 470 Debt, the Company treated the Old CP BF Notes as extinguished and recognized a loss on debt extinguishment of $6,529,402, determined by the sum of the fair value of the 2024 CP BF Convertible Note, plus the fair value of the additional equity consideration given as part of the side letter and share purchase agreement, as discussed below, in excess of the carrying value of the Old CP BF Notes. After consideration of the below transactions it was determined CP BF is a related party as they own approximately 16% of the outstanding Class A Common Stock.

In conjunction with the side letter, the Company agreed to issue to CP BF, 70,000 shares of the Company’s Class A Common Stock. On September 23, 2024 the transaction was finalized and the Company issued the 2024 CP BF Convertible Note with a principal amount of $10,758,775. The outstanding principal balance of the 2024 CP BF Convertible Note together with accrued interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2027 (“2024 Loan Maturity Date”). The 2024 CP BF Convertible Note accrues interest at a rate of 15.5% which interest shall be paid in kind monthly and is convertible at the holder’s option at any time on or following the effectiveness of the first resale registration statement covering the applicable conversion shares at a fixed conversion price per share of $3.89. Upon the occurrence, and during the continuance, of an Event of Default (as defined in the agreement), interest on the 2024 CP BF Convertible Note will bear PIK interest at a per annum rate of 20% (“2024 Default Rate”).

The Company may voluntarily prepay the principal of the 2024 CP BF Convertible Note, in accordance with their terms, in whole or in part at any time. On the date of any such prepayment, the Company will owe to Lender: (i) all accrued interest with respect to the principal amount so prepaid through the date the prepayment is made and (ii) the Exit Fee with respect to the principal amount so prepaid, calculated as 1.0% of the outstanding principal balance of the loans, with only the portion of the principal balance so converted counted for purposes of determining the applicable Exit Fee; and provided further, that, in the event of a partial prepayment of the loans, the Exit Fee shall be calculated on the principal amount so repaid and not on the entire outstanding principal balance thereof, and (iii) all other Obligations, if any, that shall have become due and payable hereunder with respect to the principal amount so prepaid. The 2024 CP BF Convertible Note obtain features that relate to the mandatory prepayment, either partially or in whole, upon certain contingent events.

F-40

The embedded redemption put feature upon a Prepayment and Default Interest triggering events that are unrelated to the creditworthiness of the Company are not clearly and closely related to the debt host instrument, were separated and bundled together, as a derivative and assigned probabilities of being affected and initially measured at fair value in the amount of $12,000. Subsequent changes in fair value of the feature will be recognized as a gain or loss in the Consolidated Statement of Operations. The fair value of the bifurcated derivative asset was estimated utilizing the with and without method which uses the probability weighted difference between the scenarios with the derivative and the plain vanilla maturity scenario without a derivative (See Note 8 - Fair Value Measurements). For the year ended December 31, 2024, the fair value of the bifurcated derivatives totaled to $51,000. The Company recorded a gain related to the change in fair value of the bifurcated derivatives of $51,000 for the year ended December 31, 2024.

In October 2024, CP BF exercised its optional conversion option in which it received 55,600 Class A Common Stock at the fixed conversion price per share of $3.89 in satisfaction of $216,284 of the Companies obligations under the 2024 CP BF Convertible Note.

On September 23, 2024, the Company entered into a Securities Purchase Agreement (the “CP BF SPA”), a Registration Rights Agreement (the “CP BF RRA”), a Lock-Up Agreement (the “CP BF Lock Up”) and issued CP BF a Common Stock Purchase Warrant (the “CP BF Warrant”) and a Pre-Funded Warrant (the “CP BF Pre-Funded Warrant,” together with the CP BF SPA, CP BF RRA, CP BF Lock Up and CP BF Warrant, the “CP BF Transaction Documents”). Pursuant to the CP BF SPA, CP BF agreed to convert $2,000,000 in debt into 260,849 shares of Class A Common Stock, CP BF Warrants to purchase up to 565,553 shares of Class A Common Stock and CP BF Pre-Funded Warrants to purchase up to 304,704 shares of Class A Common Stock (all such securities and shares collectively referred to as the “CP BF Registrable Securities”). The CP BF Warrant can be exercised at an initial exercise price of $3.89 per share, subject to adjustment for a term of five years. The CP BF Pre-Funded Warrant will be exercisable at any time after the date of issuance at an exercise price of $0.0001. Neither warrant may be exercised if the holder, together with its affiliates, would beneficially own more than 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. Both warrants may be exercised via cash or cashless exercise. Pursuant to the CP BF RRA, the Company agreed to file a registration statement to register the CP BF Registrable Securities and for the registration statement to become effective on or before December 9, 2024. Under the CP BF Lock-Up, the Company’s CEO, Joe Davy, agreed not to sell an aggregate of 2,311,143 shares of Class B Common Stock that he owns until such time as CP BF no longer owns any of the CP BF Registrable Securities.

As further discussed in Note 18 - Equity, on September 24, 2024, the Company entered into a securities purchase agreement with an institutional investor for the issuance and sale in a private placement with gross proceeds to the Company of approximately $4.6 million. One of the contingent redemption features in the 2024 CP BF Convertible Note relates to the Company prepaying, either partially or in whole, the obligations in an aggregate amount upon the sale of the Company’s capital stock equal to 20% of the cash proceeds in excess of $3,000,000. The Company paid a total of $283,315 of which satisfied outstanding principal under the 2024 CP BF Convertible Note.

The effective interest rate for the 2024 CP BF Convertible Note was approximately 15.4% for the year ended December 31, 2024. For the year ended December 31, 2024, interest expense on the 2024 CP BF Convertible Note totaled $368,525 consisting of $369,459 of contractual interest offset by $934 of amortization of the debt premium.

The following table presents the 2024 CP BF Convertible Note as of December 31, 2024:

Face value of the CP BF convertible notes	$8,758,775
Debt premium, net	11,066
Carrying value of the CP BF convertible notes	8,769,841
Accrued interest	369,459
Prepayments made	(283,315)
Conversions	(216,284)
Total CP BF convertible notes and accrued interest	$8,639,701

F-41

The following table presents the Old CP BF convertible notes as of December 31, 2024:

Face value of the CP BF convertible notes	$1,821,345
Debt discount, net	(17,370)
Carrying value of the CP BF convertible notes	1,803,975
Accrued interest	1,240,297
Carrying value of the CP BF term note extinguished	(3,044,272)
Total CP BF convertible notes and accrued interest	$—

The following table presents the Old CP BF convertible notes as of December 31, 2023:

Face value of the CP BF convertible notes	$1,821,345
Debt discount, net	(41,983)
Carrying value of the CP BF convertible notes	1,779,362
Accrued interest	914,479
Total CP BF convertible notes and accrued interest	$2,693,841

The following table presents the Old CP BF term note as of December 31, 2024:

Face value of the CP BF term note	$6,500,000
Debt discount, net	(50,961)
Carrying value of the CP BF term note	6,449,039
Accrued interest	853,451
Carrying value of the CP BF term note extinguished	(7,302,490)
Total CP BF term note and accrued interest	$—

The following table presents the Old CP BF term note as of December 31, 2023:

Face value of the CP BF term note	$6,500,000
Debt discount, net	(129,586)
Carrying value of the CP BF term note	6,370,414
Accrued interest	289,373
Total CP BF term note and accrued interest	$6,659,787

Term Notes (Agile)

On July 22, 2024, the Company entered into a subordinated business loan and security agreement (the “July Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On July 22, 2024, the Company issued a subordinated secured promissory note (the “July Agile Note”) for an aggregate principal amount of $787,500 and received $750,000 of proceeds, net of administrative agent fees $37,500 to the collateral agent, with a maturity date of February 5, 2025 under the subordinated business loan and security agreement. The loan under the agreement bears interest at a rate of 42% and will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the loan commencing on and including the effective date pursuant to the Agreement’s weekly repayment and amortization schedule.

On September 13, 2024, the Company entered into a subordinated business loan and security agreement (the “September Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On September 13, 2024, the Company issued a subordinated secured promissory note (the “September Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of March 3, 2025 under the September Note. The September Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the September Note commencing on and including the effective date pursuant to the September Note Agreement’s weekly repayment and amortization schedule.

On December 12, 2024, the Company issued a subordinated secured promissory note (the “December Agile Note”) for an aggregate principal amount of $2,400,000 and received $1,782,438 of proceeds, net of administrative agent fees of $120,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $319,500 and $178,063 in respect to early prepayment of the remaining outstanding balances of the July Agile Note and September Agile Note, with a maturity date on the December Agile Note of July 10, 2025. The December Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the December Agile Note commencing on and including the effective date pursuant to the December Agile Note Agreement’s weekly repayment and amortization schedule.

F-42

Upon the modification on December 12, 2024, the Company evaluated the debt modification guidance, determining that the modification is an extinguishment of the existing July Agile Note and September Agile Note due to the terms of the December Agile Note being substantially different from the terms of the July and September Agile Notes. As a result, the Company recorded a loss on debt extinguishment of $1,071,563.

The July Agile Note, the September Agile Note, and the December Agile Note are together referred to as the “Agile Notes”.

The collateral under the subordinated business loan and security agreements consist of all of the Company’s goods, accounts, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including intellectual property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other collateral accounts, all certificates of deposit, fixtures, letters of credit rights, securities, and all other investment property, supporting obligations, and financial assets. Upon any Changes in Business or Management, Ownership (as defined in the agreements) or upon an Event of Default (as defined in the agreements), each of the July Agile Note and or the September Agile Note then-outstanding will become accelerated and the Company shall immediately pay to Agile an amount equal to the sum of (i) all outstanding principal of the term loan plus accrued and unpaid interest thereon accrued through the prepayment date, (ii) a Prepayment Fee (as defined in the agreements), plus (iii) all other obligations that are due and payable, including, without limitation, incremental interest at the Default Rate of 5.0% (as defined in the agreements). Additionally, the Company may voluntarily prepay the July Agile Note and or the September Agile Note, in accordance with their terms, in whole or in part at any time. On the date of such prepayment of any principal amounts, the Company will owe to Agile a Prepayment Fee comprising a make-whole premium payment on account of such principal amount prepaid, which shall be equal to the aggregate and actual amount of interest (at the contract rate of interest) that would be paid through the maturity date of the respective note, as described above.

The Agile Notes include contingent redemption (put) rights which trigger mandatory prepayment and a make-whole premium upon certain events including an event of default, and defaulted contingent interest upon an event of default.

Due to the contingent redemption put feature and default interest embedded feature within the Agile Notes, the Company elected to account for the Agile Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the Agile Notes totaled $100,095 for the year ended December 31, 2024 and is included in the fair value of the notes.

The following presents the Agile Notes as of December 31, 2024:

Fair Value
Balance at December 31, 2023	$—
Issuance of Agile term notes	3,450,000
Loss on debt issuance	390,000
Loss on restructuring	1,071,563
Repayments in cash	(1,857,151)
Change in fair value	88,588
Balance at December 31, 2024	$3,143,000

Outstanding principal balance as of December 31, 2024	$2,269,695
Accrued interest as of December 31, 2024	$100,095

F-43

Convertible Notes (1800 Diagonal)

On August 16, 2024, the Company entered into a securities purchase agreement and promissory note agreement (the “August Securities Purchase Agreement”) with 1800 Diagonal Lending LLC (“Lender”). On August 16, 2024 the Company issued a promissory note (the “August 1800 Diagonal Note”) for an aggregate principal amount of $184,000 and received $152,000 of proceeds, net of an original issue discount of $24,000 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of June 15, 2025. The August Securities Purchase Agreement stipulates that the Company and Lender may mutually agree to enter into additional tranches of promissory notes over the 12 month period commencing on August 16, 2024, up to an aggregate total of $750,000. The stated interest rate on the August Note is 12% per annum, and interest shall accrue on the August Note commencing on and including the issuance date pursuant to the August Agreement’s monthly repayment and amortization schedule.

On September 24, 2024, the Company issued a second promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of July 30, 2025. The stated interest rate on the September Note is 12% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule.

On December 10, 2024, the Company issued a third promissory note (the “December 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of October 15, 2025. The stated interest rate on the December Note is 12% per annum, and interest shall accrue on the December Note commencing on and including the issuance date pursuant to the December Note Agreement’s repayment and amortization schedule.

The August 1800 Diagonal Note, the September 1800 Diagonal Note, and the December 1800 Diagonal Note are together referred to as the “1800 Diagonal Notes”.

Upon an event of default, as defined in the agreements, all or any portion of the 1800 Diagonal Notes that are then-outstanding, may become convertible at the option of the Lender into fully paid and non-assessable shares of the Company’s Common Stock up to 4.99% of the Company’s outstanding shares of Common Stock. The Notes become convertible at the lender’s option upon an event of default, at a conversion price equal to the quotient resulting from dividing the Conversion Amount, measured as the sum of (1) the principal amount of the Note or Notes being converted in such conversion, plus (2) at the lender’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates to the respective note or notes being converted through the conversion date, plus (3) at the lender’s option, the default interest, divided by the “Conversion Price” then in effect on the date specified in the notice of conversion (the conversion date). The Conversion Price will be measured as seventy-five percent (75%) multiplied by the market price, which means the lowest trading price for the Company’s Common Stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date.

The 1800 Diagonal Notes include optional conversion rights to the holder upon an event of default, contingent redemption (put) rights which trigger mandatory prepayment upon event of default, and defaulted contingent interest upon an event of default.

Due to these embedded features within the 1800 Diagonal Notes, the Company elected to account for the 1800 Agile Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the 1800 Diagonal Notes totaled approximately $12,251 for the year ended December 31, 2024 and is included in the fair value of the notes.

F-44

The following table presents the 1800 Diagonal Notes as of December 31, 2024:

Fair Value
Balance at December 31, 2023	$—
Issuance of 1800 Diagonal convertible notes	432,400
Loss on debt issuance	92,208
Repayments in cash	(82,432)
Change in fair value	(10,176)
Balance at December 31, 2024	$432,000

Outstanding principal balance as of December 31, 2024	$370,886
Accrued interest as of December 31, 2024	$15,935

15. Warrant Liabilities

Public Warrants

The Company assumed Public Warrants in the Merger, exercisable into 230,000 shares of Common Stock of the Company, and which remained outstanding as of December 31, 2024. The Public Warrants have an exercise price of $575.00 per share, subject to adjustments, and will expire five years from the Merger Closing Date. The exercise price and number of shares of Class A Common Stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation.

The Company will not be obligated to deliver any shares of Class A Common Stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company’s satisfying its obligations described below with respect to registration, or a valid exemption from registration is available. No Public Warrant will be exercisable and the Company will not be obligated to issue a share of Class A Common Stock upon exercise of a Public Warrant unless the shares of Class A Common Stock issuable upon such Public Warrant exercise has been registered, qualified, or deemed to be exempt under the securities laws of the state of of the registered holder of the Public Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Public Warrant, the holder of such Public Warrant will not be entitled to exercise such Public Warrant and such Public Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any Public Warrant. The Resale Registration statement went effective on February 14, 2024. As the Resale Registration Statement was declared effective within the contractual 60-day term upon closing of the Merger, no “cashless basis” exercises were triggered during the period ended December 31, 2024.

Redemption of Public Warrants When the price per Share of Class A Common Stock Equals or Exceeds $900.00

Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants:

●	in whole and not in part;

●	at a price of $0.50 per Warrant;

●	upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and

●	if, and only if, the closing price per share of Class A Common Stock equals or exceeds $900.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a Public Warrant as described under the heading “- Warrants—Public Stockholder Warrants—Anti-dilution Adjustments”) for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the Public Warrants as described above unless a registration statement under the Securities Act covering the issuance of shares of Class A Common Stock issuable upon exercise of the Public Warrants is then effective and a current prospectus relating to those shares of Class A Common Stock is available throughout the 30-day redemption period. If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

F-45

The Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the Public Warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the Public Warrants, each warrant holder will be entitled to exercise his, her or its Public Warrant prior to the scheduled redemption date. However, the price per share of Class A Common Stock may fall below the $900.00 redemption trigger price (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a Public Warrant as described under the heading “-Warrants—Public Stockholder Warrants—Anti-dilution Adjustments”) as well as the $575.00 (for whole shares) Public Warrant exercise price after the redemption notice is issued.

No fractional shares of Class A Common Stock will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, the Company will round down to the nearest whole number of the number of shares of Class A Common Stock to be issued to the holder.

GEM Financing Arrangement

In association with the GEM Letter, see Note 14 - Debt for further details, at Closing, the GEM Warrant automatically became an obligation of the Company, and on December 15, 2023, the Company issued the GEM Warrant granting GEM the right to purchase 16,571 shares at an exercise price of $324.50 per share. GEM may exercise the GEM Warrant at any time and from time to time until December 14, 2026. The terms of the GEM Warrant provide that the exercise price of the GEM Warrant, and the number of shares of Class A Common Stock for which the GEM Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of New Banzai Common Stock resulting from stock splits, reverse stock splits, consolidations, combinations and reclassifications. Additionally, the GEM Warrant contains weighted average anti-dilution provisions that provide that if the Company issues shares of Common Stock, or securities convertible into or exercisable or exchange for, shares of Common Stock at a price per share that is less than 90% of the exercise price then in effect or without consideration, then the exercise price of the GEM Warrant upon each such issuance will be adjusted to the price equal to 105% of the consideration per share paid for such Common Stock or other securities. In the event of a Change of Control, if the Surviving Corporation does not have registered class of equity securities and common shares listed on a U.S. national securities exchange, then the Holder is entitled to receive one percent of the total consideration received by the Company’s stockholders and the GEM Warrants will expire upon payment. Upon the closing of the OpenReel Merger (as discussed in Note 5), the exercise price of the GEM Warrants were adjusted to the price equal to 105% of the consideration per share paid which resulted in a strike price of $1.83. The effect of the change in strike price feature being triggered resulted in a change of value of approximately $15,000 which is recorded in the statement of operations line change in fair value of warrant liability.

The Warrants were not considered indexed to the issuer’s stock pursuant to ASC 815, as the holder’s ability to receive in lieu of the Warrant one percent of the total consideration received by the Company’s stockholders in connection with a Change of Control, where the surviving corporation is not publicly traded, adjusts the settlement value based on items outside the Company’s control in violation of the fixed-for-fixed option pricing model. As such, the Company recorded the Warrants as liabilities initially measured at fair value with subsequent changes in fair value recognized in earnings each reporting period.

The measurement of fair value was determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion). As of December 31, 2024 and December 31, 2023, the fair value of the Warrants, as determined by the Monte Carlo simulation option pricing model, were $15,000 and $641,000, respectively.

If the per share market value of one share of Class A Common Stock is greater than the then-current exercise price, then GEM will have the option to exercise the GEM Warrant on a cashless basis and receive a number of shares of Class A Common Stock equal to (x) the number of shares of Class A Common Stock purchasable upon exercise of all of the GEM Warrant or, if only a portion of the GEM Warrant is being exercised, the portion of the GEM Warrant being exercised, less (y) the product of the then-current exercise price and the number of shares of Class A Common Stock purchasable upon exercise of all of the GEM Warrant or, if only a portion of the GEM Warrant is being exercised, the portion of the GEM Warrant being exercised, divided by the per share market value of one share of Class A Common Stock.

The GEM Warrant may not be exercised if such exercise would result in the beneficial ownership of the holder and its affiliates in excess of 9.99% of the then-issued and outstanding shares of Common Stock.

F-46

16. Simple Agreements for Future Equity

Simple Agreements for Future Equity - Related Party

During 2021, the Company entered into Simple Agreements for Future Equity (SAFE) arrangements with related parties Alco and DNX (See Note 14 - Debt, for a description of the related party relationship with these entities) (the “Related Party SAFEs”) pursuant to which the Company received gross proceeds in the amount of $3,567,000. In the event of an Equity Financing (as defined in the SAFEs agreements), the Related Party SAFEs will automatically convert into shares of the Company’s common or preferred stock at a discount of 15% of the per share price of the shares offered in the Equity Financing (the “Discount Price”). In the event of a Liquidity Event, SPAC Transaction or Dissolution Event (all terms as defined in the SAFEs agreements), the holders of the Related Party SAFEs will be entitled to receive cash or shares of the Company’s common or preferred stock. The Related Party SAFEs were recorded as a liability in accordance with the applicable accounting guidance as they are redeemable for cash upon contingent events that are outside of the Company’s control. The initial fair value of the Related Party SAFE liability was $3,567,000. Subsequent changes in fair value at each reporting period are recognized in the consolidated statement of operations. For the year ended December 31, 2023, the Company recognized a gain of $2,752,430 for the change in fair value of the Related Party SAFE liability, respectively.

The Company utilizes a combination of scenario-based methods and Monte Carlo simulation to determine the fair value of the Related Party SAFE liability as of the valuation dates. Key inputs into these models included the timing and probability of the identified scenarios, and for Black-Scholes option pricing models used for notes that included a valuation cap, equity values, risk-free rate and volatility.

On December 14, 2023, all outstanding principal related to the Related Party SAFEs at a carrying value of $6,049,766 converted into 11,040 shares the Company’s Class A Common Stock pursuant to the close of the Merger Agreement and application of the exchange ratio.

Simple Agreements for Future Equity - Third Party

During 2021, the Company entered into Simple Agreements for Future Equity (SAFE) arrangements with third party investors (the “Third Party SAFEs”) pursuant to which the Company received gross proceeds in the amount of $269,000. In the event of an Equity Financing (as defined in the SAFEs agreements), the Third Party SAFEs will automatically convert into shares of the Company’s common or preferred stock at a discount of 15% of the per share price of the shares offered in the Equity Financing (the “Discount Price”). In the event of a Liquidity Event, SPAC Transaction or Dissolution Event (all terms as defined in the SAFEs agreements), the holders of the Third Party SAFEs will be entitled to receive cash or shares of the Company’s common or preferred stock. The Third Party SAFEs were recorded as a liability in accordance with the applicable accounting guidance as they are redeemable for cash upon contingent events that are outside of the Company’s control. The initial fair value of the Third Party SAFE liability was $269,000. Subsequent changes in fair value at each reporting period are recognized in the Consolidated Statement of Operations. For the year ended December 31, 2023, the Company recognized a gain of $207,570 for the change in fair value of the Third Party SAFE liability.

The Company utilizes a combination of scenario-based methods and Monte Carlo simulation to determine the fair value of the Third Party SAFE liability as of the valuation dates. Key inputs into these models included the timing and probability of the identified scenarios, and for Black-Scholes option pricing models used for notes that included a valuation cap, equity values, risk-free rate and volatility.

On December 14, 2023, all outstanding principal related to the Third Party SAFEs at a carrying value of $456,234 converted into 833 shares the Company’s Class A Common Stock pursuant to the close of the Merger Agreement and application of the exchange ratio.

17. Commitments and Contingencies

Leases

The Company has operating leases for its real estate across multiple states. The operating leases have remaining lease terms of approximately 2.83 years as of December 31, 2024 and consist primarily of office space.

The lease agreements generally do not provide an implicit borrowing rate. Therefore, the Company used a benchmark approach to derive an appropriate incremental borrowing rate to discount remaining lease payments.

Leases with an initial term of twelve months or less are not recorded on the balance sheet. There are no material residual guarantees associated with any of the Company’s leases, and there are no significant restrictions or covenants included in the Company’s lease agreements. Certain leases include variable payments related to common area maintenance and property taxes, which are billed by the landlord, as is customary with these types of charges for office space. The Company has not entered into any lease arrangements with related parties.

The Company’s existing leases contain escalation clauses and renewal options. The Company is not reasonably certain that renewal options will be exercised upon expiration of the initial terms of its existing leases.

F-47

The Company entered into a sublease which it has identified as an operating lease prior to the adoption of ASC 842 Leases. The Company remains the primary obligor to the head lease lessor, making rental payments directly to the lessor and separately billing the sublessee. The sublease is subordinate to the master lease, and the sublessee must comply with all applicable terms of the master lease. The Company subleased the real estate to a third-party at a monthly rental payment amount that was less than the monthly cost that it pays on the headlease with the lessor. The sublease expired at the end of September 2024.

The components of lease expense for the years ended December 31, 2024 and 2023, are as follows:

	For the Year Ended December 31,
Components of lease expense:	2024	2023
Operating lease cost	$145,674	$199,611
Sublease income	(117,084)	(204,324)
Total lease (income) cost	$28,590	$(4,713)

Supplemental cash flow information related to leases are as follows:

	For the Year Ended December 31,
Supplemental cash flow information:	2024	2023
Cash paid for amounts included in the measurement of lease liabilities:
Non-cash lease expense (operating cash flow)	$137,717	$173,245
Change in lease liabilities (operating cash flow)	(237,607)	(284,963)
Right of use assets obtained in exchange for lease obligations:
Operating leases	$76,269	$—

Supplemental balance sheet information related to leases was as follows:

Operating leases:	December 31, 2024	December 31, 2023
Operating lease right-of-use assets	$72,565	$134,013
Operating lease liability, current	22,731	234,043
Operating lease liability, non-current	49,974	—
Total operating lease liabilities	$72,705	$234,043

Weighted-average remaining lease term:	December 31, 2024	December 31, 2023
Operating leases (in years)	2.83	0.76

Weighted-average discount rate:	December 31, 2024	December 31, 2023
Operating leases	9.40%	6.76%

Future minimum lease payments under non-cancellable lease as of December 31, 2024, are as follows:

Maturities of lease liabilities:
Year Ending December 31,
2025	$28,608
2026	29,466
2027	25,167
2028	—
2029 and thereafter	—
Total undiscounted cash flows	83,241
Less discounting	(10,536)
Present value of lease liabilities	$72,705

F-48

Cantor Fee Agreement

In connection with the Merger, 7GC previously agreed to pay Cantor Fitzgerald & Co. (“Cantor” or “CF&CO”) an Original Deferred Fee of $8,050,000 as deferred underwriting commissions. On November 8, 2023, Cantor and 7GC entered into a Fee Reduction Agreement, pursuant to which Cantor agreed to forfeit $4,050,000 of the $8,050,000 Original Deferred Fee, with the remaining $4,000,000 Reduced Deferred Fee payable by Banzai to Cantor following the Closing of the Merger.

Pursuant to the Fee Reduction Agreement, the Company agreed to use its reasonable best efforts to have the registration statement declared effective by the SEC by the 120th calendar day after December 29, 2023, the date of the initial filing thereof, and to maintain the effectiveness of such registration statement until the earliest to occur of (i) the second anniversary of the date of the effectiveness thereof, (ii) the Cantor Fee Shares shall have been sold, transferred, disposed of or exchanged by Cantor, and (iii) the Cantor Fee Shares issued to Cantor may be sold without registration pursuant to Rule 144 under the Securities Act (such obligations, the “Cantor Registration Rights Obligations”).

As of December 31, 2024, the Company has satisfied its Cantor Registration Rights Obligations. Therefore, the liability was derecognized as of December 31, 2024 and the relief of the liability was recorded through equity.

Investor Relations Consulting Agreement with MZHCI, LLC

On August 26, 2024, the Company entered into an Investor Relations Consulting Agreement (the “Consulting Agreement”) with MZHCI, LLC, a MZ Group Company (“MZHCI”), pursuant to which the Company agreed to issue 24,000 restricted shares, partially in exchange for the various investor relations services outlined in the Consulting Agreement. The Company will also pay MZHCI $12,500 per month for their investor relations services with an annual 5% cost of living adjustment. This agreement becomes effective upon the execution of the Consulting Agreement and shall remain effective for a period of six (6) months, unless terminated earlier. The Consulting Agreement shall automatically renew every six (6) months thereafter unless either party delivers to the other sixty (60) days written notice of termination prior to the end of the then-current term. On September 9, 2024, the Company issued 24,000 shares to MZHCI. The shares are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and were issued as restricted stock with an appropriate restrictive legend.

Repayment Plans

During 2024 the Company entered into various agreements (the “Settlement Agreements”) to reorganize outstanding debt from certain creditors (collectively, the “Creditors”) into shares of the Company’s Class A Common Stock (the “Shares”) (collectively, the “Debt Reorganization”). The Shares issued as part of the Debt Reorganization include Shares that are to be registered with the Securities and Exchange Commission (the “SEC”) in a registration statement on Form S-1 and Shares that are exempt from registration. The details of the various agreements are summarized below.

Roth Addendum to Letter Agreements

On October 5, 2022, the Company engaged Roth Capital Partners, LLC (“Roth”) to act as financial advisor to the Company in its then proposed business combination with 7GC & Co. Holdings, Inc. (“7GC”), pursuant to an agreement (the “Roth Agreement”). On October 14, 2022, 7GC entered into a similar agreement where MKM Partners, LLC, later acquired by Roth, would act as financial advisor to 7GC in its then proposed business combination with the Company (the “7GC Agreement”, together with the Roth Agreement, the “Letter Agreements”). On February 2, 2024, the Company entered into an Addendum to the Letter Agreements with Roth (the “Addendum”), where the Company agreed to pay the fees owed under the Roth Agreement and 7GC Agreement by (1) issuing to Roth 3,500 shares and amending the Company’s registration statement on Form S-1 filed with the SEC on December 29, 2023 to include the initial 3,500 shares to be issued, and 120,000 shares that may be issued as additional shares, as defined in the Addendum, to Roth, and (2) on or before June 30, 2024, the Company shall pay to Roth an amount in cash equal to $300,000 (the “Cash Fee”); provided that, if, as a result of the Company’s cash position at such time, the Company determines in its reasonable discretion that the cash payment should not be made in cash, then the Company may elect to satisfy the cash payment by issuing to Roth, within three business days of such date, additional shares. The number of shares to be issued pursuant to the Addendum shall be determined by dividing the amount of the cash payment by the VWAP for the trading day immediately preceding the cash payment date. On September 6, 2024, the Company issued 35,294 shares to Roth in lieu of the Cash Fee. The shares are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and are to be issued as restricted stock with an appropriate restrictive legend. No gain or loss was recognized upon the settlement of the outstanding debt and all obligations to Roth have been relieved as of December 31, 2024.

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Amended and Restated Repayment Agreement with J.V.B Financial Group, LLC

On September 9, 2024, the Company entered into a Repayment Agreement (the “Original J.V.B Agreement”) with J.V.B Financial Group, LLC (“J.V.B”) acting through Cohen & Company Capital Markets Division (“Cohen”), pursuant to which the parties agreed that for services previously rendered valued at $115,000 (the “Outstanding Debt”), the Company shall issue J.V.B. unrestricted, freely-trading, registered shares of Common Stock pursuant to a resale registration statement on Form S-1 or S-3. On September 9, 2024, the Company and J.V.B. entered into an Amended and Restated Repayment Agreement (the “Amended J.V.B Agreement”) that allowed for the Outstanding Debt to be paid through the issuance of 29,077 shares to J.V.B. As of December 31, 2024, the Company has issued 29,077 shares to J.V.B. in exchange for the cancellation of the Outstanding Debt. No gain or loss was recognized upon the settlement of the outstanding debt and all obligations to J.V.B. have been relieved as of December 31, 2024.

Agreement with Alco

On September 19, 2024, the Company and Alco agreed to convert an aggregate balance of $4,711,681 of debt, representing the aggregate total balance outstanding to Alco as of that date (excl. the carrying value of debt discounts), into 282,420 shares of Class A Common Stock, Warrants to purchase up to 1,331,340 shares of Class A Common Stock and Pre-Funded Warrants to purchase up to 1,048,920 shares of Class A Common Stock (collectively, the “Alco Securities”), and in full settlement of the balance outstanding to Alco. The Company recognized the issuance of the Alco Securities, on September 19, 2024, in full settlement of all amounts owing to Alco. The grant date fair value of the Class A Common Stock, Warrants to purchase shares of Class A Common Stock and Pre-Funded Warrants to purchase shares of Class A Common Stock, were determined to be $1,098,614, $3,687,812, and $4,080,194, respectively. As a result of this transaction, the Company recognized a loss on extinguishment of $4,808,882, as of September 23, 2024, which was recognized as Loss on conversion and settlement of Alco promissory notes per the consolidated statement of operations for the year ended December 31, 2024.

Repayment Agreement with Perkins Coie LLP

On September 9, 2024, the Company entered into a Repayment Agreement (the “Perkins Repayment Agreement”) where the Company agreed to issue $1,385,000 worth of shares, which the Company shall register no fewer than 460,000 shares, subject to adjustment, in a registration statement on Form S-1 within 60 days of entering into the Perkins Repayment Agreement, and will use reasonable best efforts to ensure the Registration Statement becomes effective promptly and remains effective until all shares issued under the Perkins Repayment Agreement are sold. The Company’s registration statement on Form S-1 was filed with the SEC on October 16, 2024 and became effective on November 6, 2024. As of December 31, 2024, the Company has issued 600,000 shares to Perkins to settle part of the outstanding liability balance. The remaining unpaid fee balance to be paid with the issuance of additional shares has not yet been made as of the date of filing of these consolidated financial statements.

Activate Agreement

The Company owed Activate, Inc. $261,200 for past services rendered. The parties agreed to write off 50% of that balance and for the remaining balance to be paid at the close of the Company’s next capital raise. During the year ended December 31, 2024, the Company recorded a gain on settlement of $130,500.

Repayment Agreement with Cooley LLP

On September 19, 2024 the Company entered into a Repayment Agreement with Cooley LLP (“Cooley”) for previously provided legal services (the “Cooley Repayment Agreement”). Under the Cooley Repayment Agreement, the Company’s outstanding fees have been lowered from $1,523,029 to $400,000 (the “Cooley Unpaid Fee”) in exchange for 11 monthly installments of $36,300, with the first payment to be made on October 1, 2024. If payments are not made in accordance with the Repayment Agreement, Cooley retains the right to seek to collect the entire original outstanding fee balance. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated.

Settlement Letter with CohnReznick LLP

On September 19, 2024, the Company entered into a Settlement Letter with CohnReznick LLP (“CohnReznick”) regarding the Company’s unpaid balance totaling $817,400 for services rendered in connection with the 7GC business combination with the Company (the “Settlement Letter”). Under the Settlement Letter, the Company and CohnReznick agreed to settle the total unpaid balance due, upon CohnReznick’s receipt of $450,000 (the “Settlement Amount”), which will be paid in 15 equal monthly installments of $30,000. In consideration of the Settlement Letter, CohnReznick has agreed to not to pursue collection efforts now or at any time in the future, except as otherwise provided in the Settlement Letter. If payments are not made in accordance with the Settlement Letter, the unpaid portion of the total unpaid balance will immediately become due and payable. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated.

F-50

Repayment Agreement with Sidley Austin LLP

On September 19, 2024, the Company entered into a Repayment Agreement with Sidley Austin LLP (“Sidley”) for previously provided legal services (the “Sidley Repayment Agreement”). Under the Sidley Repayment Agreement, the Company’s outstanding fees have been lowered from $4,815,979 to $1,605,326 (the “Sidley Unpaid Fee”). Under the Sidley Repayment Agreement, the Company agrees to 12 monthly payments that Sidley applies to the balance of the Sidley Unpaid Fee on a 2 for 1 basis, such that for every one dollar ($1.00) paid by Company, Sidley shall reduce the Sidley Unpaid Fee Amount by an additional two dollars ($2.00). If payments are not made in accordance with the Sidley Repayment Agreement, the shortfall shall accrue interest at a rate of 12% per annum, compounded daily, until such payment is made. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated.

Repayment Agreement with Donnelley Financial LLC

On September 13, 2024, the Company entered into a Repayment Agreement with Donnelley Financial LLC (“Donnelley”) for previously provided services (the “Donnelley Repayment Agreement”). Under the Donnelley Repayment Agreement, the Company’s outstanding fees have been lowered from $1,072,148 to $357,025 (the “Donnelley Unpaid Fee”). The Donnelley Unpaid Fee will be paid in 12 monthly installments, with the first monthly payment of $45,000 due on October 1, 2024; the remaining 11 payments shall each be in the amount of $28,366. Under the Donnelly Repayment Agreement, the original outstanding fee balance shall become immediately due and payable upon the occurrence of certain events, including failure to make a payment of the Donnelly Unpaid Fee when due and failure to pay for any additional services. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated.

Repayment Agreement with Verista Partners, Inc.

On August 26, 2024, the Company entered into a Repayment Agreement with Verista Partners, Inc. aka Winterberry Group, (“Verista” or “Winterberry”) for previously provided services (the “Verista Repayment Agreement”). Under the Verista Repayment Agreement, the Company’s outstanding fees are $196,666 (the “Verista Unpaid Fee”). The Company and Verista have agreed that the Verista Unpaid Fee will be repaid with $66,666 worth of shares of the Company, and $130,000 in 16 equal cash installment payments of $8,125, beginning on October 1, 2024, and on the first day of each month thereafter through January 1, 2026. As of December 31, 2024, the Company has not issued any shares or installment payments to Verista.

Legal Matters

In the regular course of business affairs and operations, the Company is subject to possible loss contingencies arising from third-party litigation and federal, state, and local environmental, labor, health and safety laws and regulations. The Company assesses the probability that they may incur a liability in connection with certain of these lawsuits. The Company’s assessments are made in accordance with generally accepted accounting principles, as codified in ASC 450-20, and is not an admission of any liability on the part of the Company or any of its subsidiaries. In certain cases that are in the early stages and in light of the uncertainties surrounding them, the Company does not currently possess sufficient information to determine a range of reasonably possible liability.

Yorkville

On December 30, 2024, the Company issued an Advance Notice to Yorkville pursuant to the SEPA in which the Company requested the purchase of 650,000 shares of the Company’s Class A Common Stock. The Advance Notice was, at the Company’s election, subject to the Option 2 Pricing Period (See Note 18 - Equity) provisions of the SEPA, and was accordingly not settled until January 3, 2025. Upon issuance of the Advance Notice, the Company became obligated to sell up to the requested number of shares, and had an outstanding obligation to sell up to 650,000 shares of Class A Common Stock as of December 31, 2024.

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18. Equity

Class A and B Common Stock

The Company is authorized to issue up to 275,000,000 shares, consisting of 250,000,000 Class A Common Stock, and 25,000,000 shares of Class B Common Stock par value $0.0001 per share.

As discussed in Note 4 - Reverse Merger Capitalization with 7GC & Co. Holdings Inc., the Company has retroactively adjusted the shares issued and outstanding prior to December 14, 2023 to give effect to the Exchange Ratio to determine the number of shares of Company Common Stock into which they were converted.

The Class A Common Stock and Class B Common Stock entitle their holders to one vote per share and ten votes per share, respectively, on each matter properly submitted to the stockholders entitled to vote thereon. The holders of shares of Common Stock shall be entitled to receive dividends declared by the Board of Directors, on a pro rata basis based on the number of shares of Common Stock held by each such holder, assuming conversion of all Class B Common Stock into Class A Common Stock at a one to one conversion ratio.

There were 8,195,163 shares (5,884,029 Class A Common Stock and 2,311,134 Class B Common Stock) issued and outstanding at December 31, 2024 and 2,585,297 shares (274,163 Class A Common Stock and 2,311,134 Class B Common Stock) issued and outstanding at December 31, 2023.

May 22, 2024 Equity Financing

On May 22, 2024, Banzai entered into a securities purchase agreement with accredited investors, providing for the issuance and sale of 104,556 shares of the Company’s Class A Common Stock (“Common Stock”), pre-funded warrants, exercisable into 173,223 shares of Class A Common Stock (the “Pre-Funded Warrants”), and common warrants exercisable into 277,778 shares of Class A Common Stock (the “Common Warrants”) in a registered direct offering priced at-the-market under Nasdaq rules for a purchase price of $9.00 per share (the “ May 2024 Offering”). The Common Warrants have an exercise price of $9.00 per share and the Pre-Funded Warrants have an exercise price of $0.005 per share, are exercisable immediately on the date of issuance (the “Initial Exercise Date”). The Common Warrants expire five years from the Initial Exercise Date while the Pre-Funded Warrants do not expire. The aggregate gross proceeds to the Company from the May 2024 Offering were approximately $2.5 million. The Company incurred approximately $0.6 million of transaction fees which are recognized as a stock issuance cost and reflected as a reduction within additional paid-in capital. The net proceeds to the Company from the Private Placement were approximately $1.9 million. The Company used the net proceeds from the May 2024 Offering for working capital and general corporate purposes. The closing of the sale of these securities occurred on May 28, 2024. The securities were issued pursuant to the Company’s registration statement on Form S-1/A filed with the SEC on May 16, 2024 (File No. 333-278871) and became effective on May 21, 2024. As of December 31, 2024 all Pre-Funded warrants were exercised.

A.G.P./Alliance Global Partners (“AGP”) acted as placement agent for the May 2024 Offering, pursuant to a placement agency agreement, dated May 22, 2024, between the Company and AGP (the “Placement Agency Agreement”). Under the Placement Agency Agreement, AGP received a fee in the form of (a) a cash fee equal to 7.0% of the aggregate purchase price paid by each purchaser of securities that were sold in the May 2024 Offering (the “Cash Fee”); provided, however, that the Cash Fee was reduced by an amount equal to $25,000 to be paid to the Company’s financial advisor, and (b) warrants (the “Placement Agent Warrants”) to purchase Class A Common Stock equal to 6% of the aggregate number of shares of Class A Common Stock sold in the May 2024 Offering at an exercise price per share equal to 110% of the price per share of Class A Common Stock sold in the May 2024 Offering. The Company recognized the Placement Agent Warrants as a stock issuance cost as they are issued for services in connection with an offering.

The Company additionally incurred approximately $409,000 of legal fees associated with the May 2024 Offering which is recognized as a stock issuance cost and reflected as a reduction within additional paid-in capital.

May 22, 2024 Common Warrants

As discussed above, on May 22, 2024, in conjunction with the issuance and sale of 104,556 shares of the Company’s Class A Common Stock, the Company issued Common Warrants, exercisable into 277,778 shares of Class A Common Stock, which did not meet the definition of a liability pursuant to ASC 480 and met all of the requirements for equity classification under ASC 815 as such were classified in stockholder’s equity. The measurement of fair value of the Common Warrants were determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $9.00, exercise price of $9.00, term of five years, volatility of 87%, risk-free rate of 4.6%, and expected dividend rate of 0%). The relative fair value of these Common Warrants, net of issuance costs, on date of issuance was estimated to be approximately $722,000 and is reflected within additional paid-in capital.

F-52

May 22, 2024 Pre-Funded Warrants

As discussed above, on May 22, 2024, in conjunction with the issuance and sale of 104,556 shares of the Company’s Class A Common Stock, the Company issued Pre-Funded Warrants, exercisable into 173,223 shares of Class A Common Stock, which did not meet the definition of a liability pursuant to ASC 480 and met all of the requirements for equity classification under ASC 815 as such were classified in stockholder’s equity. were classified in stockholder’s equity. The measurement of fair value of the Pre-Funded Warrants were determined as the intrinsic value calculated as the Common Stock price on the issuance date minus the exercise price. The relative fair value of these Pre-Funded Warrants, net of issuance costs, on date of issuance was estimated to be approximately $660,000 and is reflected within additional paid-in capital. On May 28, 2024 the Pre-Funded warrants were exercised.

May 22, 2024 Placement Agent Warrants

As discussed above, on May 22, 2024, in conjunction with the issuance and sale of 104,556 shares of the Company’s Class A Common Stock and Pre-Funded Warrants, the Company issued Placement Agent Warrants, exercisable into 16,667 shares of Class A Common Stock. As the Placement Agent Warrants were issued for services provided in facilitating the May 2024 Offering, the Company recorded the fair value of such Placement Agent Warrants of approximately $100,000 as a cost of capital on the issuance date. The measurement of fair value was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $9.00, exercise price of $9.00, term of five years, volatility of 87%, risk-free rate of 4.6%, and expected dividend rate of 0%).

September 24, 2024 Equity Financing

On September 24, 2024, Banzai entered into a securities purchase agreement with an institutional investor for the issuance and sale in a private placement (the “Private Placement”) of (i) pre-funded warrants (“Q3 2024 Pre-Funded Warrants”) to purchase up to 1,176,471 shares of Common Stock, at an exercise price of $0.001 per share, (ii) Series A warrants (the “Series A Warrants”) to purchase up to 1,176,471 shares of Common Stock, at an exercise price of $4.00 per share, and (iii) Series B warrants (the “Series B Warrants” ) to purchase up to 1,176,471 shares of Common Stock at an exercise price of $4.00 per share. The Series A Warrants are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance. The Series B Warrants are exercisable immediately upon issuance and have a term of exercise equal to eighteen (18) months from the date of issuance. The combined purchase price per Q3 2024 Pre-Funded Warrant and accompanying Series A Warrants and Series B Warrants was $4.249. The Private Placement closed on September 26, 2024. On September 26, 2024, the securities were issued pursuant to the Company’s registration statement on Form S-1 that was filed with the SEC on October 4, 2024 (File No. 333-282506) and became effective on November 6, 2024. The aggregate gross proceeds to the Company from the Private Placement were approximately $5.0 million. The Company incurred approximately $0.6 million of transaction fees which are recognized as a stock issuance cost and reflected as a reduction within additional paid-in capital. The net proceeds to the Company from the Private Placement were approximately $4.4 million.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the Company’s exclusive placement agent in connection with the Private Placement, pursuant to that certain engagement letter, dated as of September 12, 2024, as amended, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company shall not sell equity securities without prior consent from Wainwright. The Company paid Wainwright (i) a total cash fee equal to 7.5% of the aggregate gross proceeds of the Private Placement (inclusive of the gross proceeds to be received from the exercise of any Warrants), (ii) a management fee of 1.0% of the aggregate gross proceeds of the Private Placement (inclusive of the gross proceeds to be received from the exercise of any Q3 2024 Pre-Funded Warrants, Series A Warrants, or Series B Warrants), and (iii) a non-accountable expense allowance of $50,000. In addition, the Company issued to Wainwright or its designees warrants (the “Q3 2024 Placement Agent Warrants”) to purchase up to an aggregate of 88,235 shares of Common Stock at an exercise price equal to $5.3125 per share and, if any Q3 2024 Pre-Funded Warrants, Series A Warrants, or Series B Warrants are exercised for cash will be obligated to issue to Wainwright additional Q3 2024 Placement Agent Warrants equal to 7.5% of the total Q3 2024 Pre-Funded Warrants, Series A Warrants, or Series B Warrants exercised, if any. The Q3 2024 Placement Agent Warrants have substantially the same terms as the Q3 2024 Pre-Funded Warrants, Series A Warrants, and Series B Warrants, are exercisable immediately upon issuance and have a term of exercise equal to five (5) years from the date of issuance. The Company recognized the Q3 2024 Placement Agent Warrants as a stock issuance cost as they are issued for services in connection with an offering.

On December 10, 2024, the Company entered into the OpenReel Merger Agreement. Since the OpenReel Merger Agreement requires the Company to issues shares to the OpenReel Stockholders and file a registration statement to register those shares, the Investor agreed to waive the Protective Provisions mentioned above (the “Waiver”). In consideration of the Waiver, the Company agreed to reduce the exercise price of the Series A and Series B Warrants from $4.00 to $2.50 per share.

F-53

September 26, 2024 Series A Warrants and Series B Warrants

As discussed above, on September 26, 2024, the Company issued a total of 2,352,942 Series A and B Warrants which did not meet the definition of a liability pursuant to ASC 480 and met all of the requirements for equity classification under ASC 815 as such were classified in stockholder’s equity. The measurement of fair value of the Series A and B Warrants were determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $6.08, exercise price of $4.00, term of 5 years for the Series A Warrants and 1.5 years for the Series B Warrants, volatility of 90% for the Series A Warrants and 132% for the Series B Warrants, risk-free rate of 3.6% for the Series A Warrants and 3.8% for the Series B Warrants, and expected dividend rate of 0.0%). The relative fair value of these Series A and Series B Warrants, net of issuance costs, on date of issuance was estimated to be approximately $2,372,000 and is reflected within additional paid-in capital.

September 26, 2024 Pre-Funded Warrants

As discussed above, on September 26, 2024, the Company issued 1,176,471 Q3 2024 Pre-Funded Warrants which did not meet the definition of a liability pursuant to ASC 480 and met all of the requirements for equity classification under ASC 815 as such were classified in stockholder’s equity. were classified in stockholder’s equity. The measurement of fair value of the Q3 2024 Pre-Funded Warrants were determined as the intrinsic value calculated as the common stock price on the issuance date minus the exercise price. The relative fair value of these Pre-Funded Warrants, net of issuance costs, on date of issuance was estimated to be approximately $1,638,000 and is reflected within additional paid-in capital. On November 7, 2024 the Pre-Funded warrants were exercised.

September 26, 2024 Placement Agent Warrants

As discussed above, on September 26, 2024, the Company issued 88,235 Q3 2024 Placement Agent Warrants. As the Q3 2024 Placement Agent Warrants were issued for services provided in facilitating the Private Placement, the Company recorded the fair value of such Q3 2024 Placement Agent Warrants of approximately $393,000 as a cost of capital on the issuance date. The measurement of fair value was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $6.08, exercise price of $5.31, term of 5 years, volatility of 90%, risk-free rate of 3.6%, and expected dividend rate of 0.0%).

September 2024 Alco Promissory Note Conversion and Settlement

As discussed per Note 11 - Debt, on September 19, 2024, the Company issued 282,420 shares of Class A Common Stock, Warrants to purchase up to 1,331,340 shares of Class A Common Stock and Pre-Funded Warrants to purchase up to 1,048,920 shares of Class A Common Stock (collectively, the “Alco Securities”) to Alco, in full settlement of all amounts outstanding to Alco. The grant date fair value of the Class A Common Stock, Warrants to purchase up shares of Class A Common Stock and Pre-Funded Warrants to purchase shares of Class A Common Stock, were determined to be $1,098,614, $3,687,812, and $4,080,194, respectively. The measurement of fair value of the Class A Common Stock Warrants was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $3.89 - Determined as the negotiated share price calculated using a 5 day average price preceding September 20, 2024, exercise price of $4.02, term of 5 years, volatility of 87%, risk-free rate of 3.5%, and expected dividend rate of 0.0%).

September 2024 CP BF Conversion and Settlement

As discussed per Note 11 - Debt, on September 23, 2024, the Company issued 260,849 shares of Class A Common Stock, Warrants to purchase up to 565,553 shares of Class A Common Stock and Pre-Funded Warrants to purchase up to 304,704 shares of Class A Common Stock to CP BF, in settlement of $2,000,000 of the outstanding debt. The grant date fair value of the Class A Common Stock, CP BF Warrant and CP BF Pre-Funded Warrant to purchase shares of Class A Common Stock, were determined to be $1,014,703, $1,185,268, and $1,577,893, respectively. The measurement of fair value of the Class A Common Stock Warrants was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $3.89, exercise price of $3.89, term of 5 years, volatility of 87%, risk-free rate of 3.5%, and expected dividend rate of 0.0%). The measurement of fair value of the CP BF Pre-Funded Warrants were determined as the intrinsic value calculated as the common stock VWAP used in negotiations on the issuance date minus the exercise price. On October 15, 2024 the Pre-Funded warrants were exercised.

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OpenReel Acquisition Pre-Funded Warrants

As discussed above in Note 5 - Acquisition of OpenReel, on December 18, 2024, the Company issued 11,769,501 Pre-Funded Warrants and 1 share of Series FE Preferred Stock, which did not meet the definition of a liability pursuant to ASC 480 and met all of the requirements for equity classification under ASC 815. As such these were classified in stockholder’s equity.

Preferred Stock

The Company is authorized to issue 75,000,000 shares of preferred stock with a par value of $0.0001 per share. The board of directors of the Company (the “Board”) has the authority to issue preferred stock and to determine the rights, privileges, preferences, restrictions, and voting rights of those shares. As of December 31, 2024 and 2023, one and no shares of preferred stock were outstanding, respectively.

Series FE Preferred Stock

In connection with and as a condition to closing under the Merger Agreement (see Note 5 - Acquisition of OpenReel), on the Closing Date, the Company issued one (1) share of series FE preferred stock, par value $0.0001 per share (the “Series FE Preferred Stock”), to one of the OpenReel Stockholders, FE IV OR Aggregator, LLC. The Series FE Preferred Stock has a two (2) year term and from the issue date to the second anniversary of the issue date, the holder is granted the right upon a subsequent financing resulting in the issuance of new securities by the Company, to participate on a pro-rata basis in such subsequent financing up to the holder’s fully-diluted ownership percentage of the Company. Upon the two-year anniversary of the issue date of the Series FE Preferred Stock, the Series FE Preferred Stock will automatically be canceled and return to the status of authorized but unissued. The Series FE Preferred Stock does not participate in dividends of the Company, is not convertible into any other class of equity securities of the Company, has no voting rights with the Common Stock or other equity securities of the Company, and is not redeemable.

Yorkville Standby Equity Purchase Agreement (“SEPA”)

On December 14, 2023, the Company entered into the SEPA with YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (“Yorkville”) in connection with the Merger. Pursuant to the SEPA, subject to certain conditions, the Company shall have the option, but not the obligation, to sell to Yorkville, and Yorkville shall subscribe for, an aggregate amount of up to up to $100,000,000 of the Company’s shares of Class A common stock, par value $0.0001 per share, at the Company’s request any time during the commitment period commencing on December 14, 2023 and terminating on the 36-month anniversary of the SEPA (the “SEPA Option”).

Each advance (each, an “Advance”) the Company requests under the SEPA (notice of such request, an “Advance Notice”) may be for a number of shares of Class A common stock up to the greater of (i) 10,000 shares or (ii) such amount as is equal to 100% of the average daily volume traded of the Class A common stock during the five trading days immediately prior to the date the Company requests each Advance; provided, in no event shall the number of shares of Class A common stock issued cause the aggregate shares of Class A common stock held by Yorkville and its affiliates as of any such date to exceed 9.99% of the total number of shares of Class A common stock outstanding as of the date of the Advance Notice (less any such shares held by Yorkville and its affiliates as of such date) (the “Exchange Cap”). The shares would be purchased, at the Company’s election, at a purchase price equal to either:

(i)	95% of the average daily Volume Weighted Average Price (“VWAP”) of the Class A Common Stock on the Nasdaq Stock Market (“Nasdaq”), subject to certain conditions per the SEPA (the “Option 1 Pricing Period; or

(ii)	96% of the lowest daily VWAP of the Class A Common Stock during the three trading days commencing on the Advance Notice date, subject to certain conditions per the SEPA (the “Option 2 Pricing Period”).

Any purchase under an Advance would be subject to certain limitations, including that Yorkville shall not purchase or acquire any shares that would result in it and its affiliates beneficially owning more than 9.99% of the then outstanding voting power or number of shares of Class A common stock or any shares that, aggregated with shares issued under all other earlier Advances, would exceed 19.99% of all shares of Class A common stock and Class B common stock of the Company, par value $0.0001 per share, outstanding on the date of the SEPA, unless Company shareholder approval was obtained allowing for issuances in excess of such amount.

The SEPA Option was determined to be a freestanding financial instrument which did not meet the criteria to be accounted for as a derivative instrument or to be recognized within equity. Pursuant to ASC 815 Derivatives and Hedging (“ASC 815”), the Company will therefore recognize the SEPA Option as an asset or liability, measured at fair value at the date of issuance, December 14, 2023, and in subsequent reporting periods, with changes in fair value recognized in earnings. The SEPA Option was determined to have a fair value of $0 on the date of issuance as well as at December 31, 2024 and 2023.

F-55

In connection with the execution of the SEPA, the Company agreed to pay a commitment fee of $500,000 to Yorkville at the earlier of (i) March 14, 2024 or (ii) the termination of the SEPA, which will be payable, at the option of the Company, in cash or shares of Class A common stock through an Advance (the “Deferred Fee”). In March 2024 the Company issued 14,201 Class A common stock as payment for the Deferred Fee.

Pursuant to the terms of the SEPA, at any time that there is a balance outstanding under the Yorkville Promissory Notes, Yorkville has the right to receive shares to pay down the principal balance, and may select the timing and delivery of such shares (via an “Investor Notice”), in an amount up to the outstanding principal balance on the Yorkville Promissory Notes at a purchase price equal to the lower of (i) $500.00 per share of Class A common stock (the “Fixed Price”), or (ii) 90% of the lowest daily Volume Weighted Average Price (“VWAP”) of the Class A common stock on Nasdaq during the 10 consecutive Trading Days immediately preceding the Investor Notice date or other date of determination (the “Variable Price”). The Variable Price shall not be lower than $100.00 per share (the “Floor Price”). The Floor Price shall be adjusted (downwards only) to equal 20% of the average VWAP for the five trading days immediately prior to the date of effectiveness of the initial Registration Statement. Notwithstanding the foregoing, the Company may reduce the Floor Price to any amount via written notice to Yorkville, provided that such amount is no more than 75% of the closing price on the Trading Day immediately prior to the time of such reduction and no greater than $100.00 per share of Class A common stock (the “Conversion Price”). At any time that there is a balance outstanding under the Yorkville Promissory Notes, the Company is not permitted to issue Advance Notices under the SEPA unless an Amortization Event has occurred under the terms of the Yorkville Promissory Notes agreement.

There were two Advance Notices issued pursuant to the SEPA during the period ended December 31, 2024 or as of the date that these financial statements were issued, apart from the Premium Advance which was issued pursuant to the terms of the Amended Debt Agreement (see Note 14 - Debt).

On December 18, 2024, the Company issued an Advance Notice to Yorkville pursuant to the SEPA in which the Company requested the purchase of 630,000 shares of the Company’s Class A Common Stock. The Advance Notice was, at the Company’s election, subject to the Option 2 Pricing Period provisions of the SEPA, and was settled on December 23, 2024. Upon the settlement on December 23, 2024, Yorkville purchased 550,000 shares of the Company’s Class A Common Stock at $1.61 per share for a total purchase price of approximately $881,000. The closing price of the Company’s stock on the December 23, 2024 settlement date was $1.68 per share.

On December 30, 2024, the Company issued an Advance Notice to Yorkville pursuant to the SEPA in which the Company requested the purchase of 650,000 shares of the Company’s Class A Common Stock. The Advance Notice was, at the Company’s election, subject to the Option 2 Pricing Period provisions of the SEPA, and was accordingly not settled until January 3, 2025. Upon issuance of the Advance Notice, the Company became obligated to sell up to the requested number of shares, and thus had an outstanding obligation to sell up to 650,000 shares of Class A Common Stock as of December 31, 2024. Refer to Note 22 for further information.

19. Stock-Based Compensation

During 2023, the Company adopted the 2023 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan permits eligible employees of the Company and certain designated companies as determined by the Board of Directors, to purchase shares of the Company’s Common Stock. The aggregate number of shares of common stock that may be purchased pursuant to the Purchase Plan is equal to 2% of the fully diluted common stock determined at the Close of the Merger Agreement, determined to be 11,444. In addition, the aggregate number of shares of common stock that remain available to be awarded under the Purchase Plan, will automatically increase on January 1 of each year for a period of 10 years commencing on January 1, 2024 and ending on January 1, 2033, in an amount equal to the lesser of one percent (1%) of the total number of shares of the fully diluted common stock determined as of December 31 of the preceding year, or a number of shares of common stock equal to two hundred percent (200%) of the initial share reserve of 11,444. As of December 31, 2024 and 2023, 11,558 and 11,444 shares of common stock remain available to be purchased under the Purchase Plan, respectively.

During 2023, the Company adopted the 2023 Equity Incentive Plan (the “Plan”). The Plan permits the granting of incentive stock options, nonstatutory stock options, SARs, restricted stock awards, RSU awards, performance awards, and other awards. to employees, directors, and consultants. The aggregate number of shares of common stock that may be issued will not exceed approximately 12.5% of the fully diluted common stock determined at the Close of the Merger, determined to be 71,522. In addition, the aggregate number of shares of common stock that remain available to be awarded under the Plan, will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2024 and ending on January 1, 2033, in an amount equal to 5% of the total number of shares of the fully diluted common stock determined as of the day prior to such increase. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is approximately three times the total number of shares of common stock initially reserved for issuance, which were 71,522. As of December 31, 2024 and 2023, 2,332 and 71,522 stock options remain available to be awarded under the Plan, respectively.

F-56

The Company accounts for stock-based payments pursuant to ASC 718 Stock Compensation and, accordingly, the Company records compensation expense for stock-based awards based upon an assessment of the grant date fair value for options using the Black-Scholes option pricing model. The Company has concluded that its historical share option exercise experience does not provide a reasonable basis upon which to estimate expected term. Therefore, the expected term was determined according to the simplified method, which is the average of the vesting tranche dates and the contractual term. Due to the lack of company specific historical and implied volatility data, the estimate of expected volatility is primarily based on the historical volatility of a group of similar companies that are publicly traded. For these analyses, companies with comparable characteristics were selected, including enterprise value and position within the industry, and with historical share price information sufficient to meet the expected life of the share-based awards. The Company computes the historical volatility data using the daily closing prices for the selected companies’ shares during the equivalent periods of the calculated expected term of its share-based awards. The risk-free interest rate is determined by reference to the U.S. Treasury zero-coupon issues with remaining maturities similar to the expected term of the options. Expected dividend yield is zero based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

The following table summarizes assumptions used to compute the fair value of options granted:

	December 31, 2024	December 31, 2023
Stock price	$15.00 - 293.00	$419.00 - 599.00
Exercise price	$5.85 - 250.00	$419.00 - 599.00
Expected volatility	61.00 - 69.57%	80.00 - 110.95%
Expected term (in years)	5.61 - 6.08	5.00 - 6.08
Risk-free interest rate	3.71 - 4.45%	3.46 - 4.31%

A summary of stock option activity under the Plan is as follows:

	Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Intrinsic Value
Outstanding at December 31, 2022	6,349	$105.24	7.95	$108,253
Granted	17,375	496.49
Exercised	(355)	109.46		4,480
Expired	(127)	599.00
Forfeited	(8,229)	578.56
Outstanding at December 31, 2023	15,013	$291.44	8.29	$109,821
Granted	28,448	143.34
Exercised	—	—
Expired	(2,004)	309.24
Forfeited	(15,796)	234.57
Outstanding at December 31, 2024	25,661	$161.83	8.52	$—
Exercisable at December 31, 2024	6,560	$159.65	6.37	$—

In connection with issuances under the Plan, the Company recorded stock-based compensation expense of $131,041 and $1,245,796, which is included in general and administrative expense for the years ended December 31, 2024 and 2023, respectively. The weighted-average grant-date fair value per option granted during the years ended December 31, 2024 and 2023 was $7.15 and $243.00, respectively. As of December 31, 2024 and 2023, $212,936 and $2,594,571 of unrecognized compensation expense related to non-vested awards is expected to be recognized over the weighted average period of 9.25 and 2.73 years, respectively. The aggregate intrinsic value is calculated as the difference between the fair value of the Company’s stock price and the exercise price of the options.

F-57

RSUs

During the year ended December 31, 2024, the Company began issuing RSUs to employees and to non-employee directors. Each RSU entitles the recipient to one share of Class A Common Stock upon vesting. The Company measures the fair value of RSUs using the stock price on the date of grant. Stock-based compensation expense for employee-granted RSUs is recorded ratably over their vesting period of four years. 25% of the RSUs will vest on each anniversary of the vesting commencement date until the RSU is fully vested. Stock-based compensation expense for non-employee director-granted RSUs is recorded ratably over their vesting period which is the earlier to occur of the one (1) year anniversary of the respective grant date, or the next annual meeting of stockholders following the respective grant date.

A summary of the activity with respect to, and status of, RSUs during the year ended December 31, 2024 is presented below:

	Units	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2023	—	$—
Granted	425,039	2.65
Exercised	(81,788)	5.86
Forfeited	(2,468)	21.84
Outstanding at December 31, 2024	340,783	$1.74

For the year ended December 31, 2024, the Company recorded stock-based compensation expense of $1,034,639 which is included in general and administrative expense for the year ended December 31, 2024. As of December 31, 2024, unrecognized compensation cost related to the grant of RSUs was $37,150. Unvested outstanding RSUs as of December 31, 2024 had a weighted average remaining vesting period of 3.37 years.

20. Income Taxes

Components of net loss before income taxes:	2024	2023
United States	$(31,513,389)	$(14,406,262)
Foreign	$—	$—

A reconciliation of the statutory U.S. federal income tax rate to the Company’s effective tax rate consists of the following:

	For the Years Ended December 31,
	2024		2023
Statutory federal income tax benefit	$(6,617,812)	21.0%	$(3,025,315)	21.0%
State taxes, net of federal tax benefit	(463,682)	1.5%	(219,705)	1.5%
Change in valuation allowance	2,968,883	-9.4%	2,079,231	-14.4%
Change in state tax rate	16,101	-0.1%	462,709	-3.2%
Change in fair value estimates	(107,489)	0.3%	(2,050,026)	14.2%
Non-deductible interest - IRC 163(l)	516,624	-1.6%	738,993	-5.1%
Non-deductible transaction/restructuring costs	-	0.0%	1,313,792	-9.1%
Loss on debt conversion & extinguishment	2,935,747	-9.3%	-	0.0%
Nondeductible warrant issuance expense	-	0.0%	552,321	-3.8%
Impairment of goodwill	612,511	-1.9%	-	0.0%
Other non-deductible expenses	139,117	-0.5%	148,000	-1.0%
Effective tax rate	$-	0.0%	$-	0.0%

F-58

The components of income tax provision (benefit) are as follows:

As of December 31,
	2024	2023
Federal:
Current	$—	$—
Deferred	—	—
State and Local:
Current	—	—
Deferred	—	—
Total	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying value of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. The temporary differences that give rise to deferred tax assets and liabilities are as follows:

	As of December 31,
	2024	2023
Deferred tax assets (liabilities):
Net operating loss carryforwards	$12,347,734	$6,368,669
Contribution carryforwards	23,718	24,626
Tax credits	91,889	—
Stock-based compensation	157,165	155,404
Accrual to cash adjustment	-	1,299
Starup costs & other intangibles	1,700,257	1,816,143
Acquired intangibles	(870,569)	—
Lease Liabilities	16,339	52,805
Right of use assets	(16,308)	(30,236)
Accrued expenses	651,519	—
Capitalized R&D costs (Sec. 174)	1,930,337	798,802
Other	8,182	(3,363)
	16,040,263	9,184,149
Valuation allowance	(16,040,263)	(9,184,149)
Deferred tax assets, net of allowance	$—	$—

As of December 31, 2024, the Company had federal and state net operating loss carryforwards of approximately $50,966,400 and $28,244,800, respectively. As of December 31, 2023, the Company had federal and state net operating loss carryforwards of approximately $24,014,200 and $12,350,800, respectively. Federal losses of $1,128,500 begin to expire in 2036 and $49,737,900 of the federal losses carryforward indefinitely. State losses of $22,175,100 begin to expire in 2031 and $6,069,700 of the state losses carryforward indefinitely. Utilization of the net operating loss carryforwards may be subject to an annual limitation according to Section 382 of the Internal Revenue Code of 1986 as amended, and similar provisions.

The Company has determined, based upon available evidence, that it is more likely than not that all of the net deferred tax assets will not be realized and, accordingly, has provided a full valuation allowance against its net deferred tax asset. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, net operating loss carryback potential, and tax planning strategies in making these assessments.

The Company has determined that it had no material uncertain tax benefits for the year ended December 31, 2024, and 2023. The Company recognizes interest accrued related to unrecognized tax benefits and penalties in interest expense and penalties in operating expense. No amounts were accrued for the payment of interest and penalties at December 31, 2024, and 2023.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Company is subject to examination by federal and state jurisdictions where applicable based on the statute of limitations that apply in each jurisdiction. As of December 31, 2024, the 2017 and subsequent tax years related to all jurisdictions remain open.

The Company has no open tax audits with any taxing authority as of December 31, 2023.

F-59

21. Segment Reporting

The Company has two reportable operating segments, Banzai Operating Co., Inc and Banzai Reel Acquisition Inc. (OpenReel). The Company’s segments deliver SaaS tools that leverage data, analytics, and AI to provide marketing and sales solutions for business of all sizes.

Our Chief Executive Officer who serves as the Company’s chief operating decision maker (“CODM”), primarily uses segment revenue, gross profit, and adjusted EBITDA to allocate resources and assess performance. Segment revenue and gross profit are determined on the same basis as consolidated revenue and consolidated gross profit as shown in the Company’s consolidated statements of operations. Segment adjusted EBITDA is defined as revenue less the following expenses associated with each segment: cost of revenue, people, marketing and advertising, technology, and other segment expenses. Segment adjusted EBITDA excludes certain non-cash items or items that management does not consider reflective of ongoing core operations. Currently, the CODM does not review assets in evaluating the results of the operating segments, and therefore, such information is not presented.

The table below presents information about reported segments for the year ending December 31, 2024:

2024
	Banzai Operating	OpenReel	Total Consolidated
Revenue	$4,305,429	$222,450	$4,527,879
Cost of revenue	1,407,564	14,978	1,422,542
Gross profit	2,897,865	207,472	3,105,337

Expenses
People	6,209,488	17,642	6,227,130
Marketing and advertising	1,587,085	5,020	1,592,105
Technology	861,775	112,429	974,204
Other segment expenses[1]	811,519	6,856	818,375
Total expenses	9,469,867	141,947	9,611,814
Adjusted EBITDA	(6,572,002)	65,525	(6,506,477)
Transaction, PubCo. Expenses and Stock-based compensation	6,912,309	—	6,912,309
EBITDA	$(13,484,311)	$65,525	$(13,418,786)

1Other segment expenses for each reportable segment includes travel and entertainment expenses, professional expenses other than those included in transaction and PubCo. expenses, insurance expenses, and expenses related to licenses.

The table below presents information about reported segments for the year ending December 31, 2023:

2023
	Banzai Operating	OpenReel[1]	Total Consolidated
Revenue	$4,561,300	$—	$4,561,300
Cost of revenue	1,444,618	—	1,444,618
Gross profit	3,116,682	—	3,116,682

Expenses
People	5,809,973	—	5,809,973
Marketing and advertising	941,737	—	941,737
Technology	628,998	—	628,998
Other segment expenses[2]	7,679,506	—	7,679,506
Total expenses	15,060,214	—	15,060,214
Adjusted EBITDA	(11,943,532)	—	(11,943,532)
Transaction, PubCo. Expenses and Stock-based compensation	6,118,859	—	6,118,859
EBITDA	$(18,062,391)	$—	$(18,062,391)

F-60

1The OpenReel acquisition occurred on December 18, 2024 (refer to Note 5) and therefore is presented at $0 for comparative purposes.

2Other segment expenses for each reportable segment includes travel and entertainment expenses, professional expenses other than those included in transaction and PubCo. expenses, SEPA commitment fee and deferred fee expense, GEM warrant expense, and GEM commitment fee expense.

A reconciliation between reportable segment adjusted EBITDA to consolidated net loss before income taxes for the years ended December 31, 2024, and 2023, is as follows:

	December 31, 2024	December 31, 2023
EBITDA by segment
Banzai Operating Co.	$(13,484,311)	$(18,062,391)
OpenReel	65,525	—
Total	(13,418,786)	(18,062,391)

Reconciliation to loss before income taxes:
Changes in fair value of financial instruments	(478,288)	(9,154,141)
Interest income	(10)	(813)
Interest expense	—	1,068,447
Interest expense – related party	3,047,101	4,486,027
Gain (loss) on extinguishment of liabilities, net	390,801	—
Loss on conversion of liabilities	11,338,284	—
Loss on debt issuance	653,208	—
GEM settlement fee expense	200,000	—
Yorkville prepayment premium expense	80,760	—
Goodwill impairment	2,725,460	—
Depreciation and amortization	24,179	7,160
Other	113,108	(62,809)
Loss before income taxes	$(31,513,389)	$(14,406,262)

Disaggregation of Revenue

The following table presents the Company’s revenue generated by SaaS product for the years ended December 31, 2024, and 2023:

	Year Ended December 31,	Year Ended December 31,
Revenue %	2024	2023
Reach	3.8%	4.5%
Demio	91.0%	94.9%
Other[1]	5.2%	0.6%
Total	100.0%	100.0%

1 Other includes Boost sales for the years ended December 31, 2024, and 2023 and OpenReel product sales from acquisition date (refer to Note 5) to December 31, 2024.

For disaggregation of revenue by geographic area, refer to Note 7.

22. Subsequent Events

Hudson Global Ventures, LLC Consulting Services Agreement

F-61

On January 3, 2025, the Company issued 150,000 restricted shares of its Common Stock, partially in exchange for the business advisory services outlined in the Consulting Agreement with Hudson Global Ventures, LLC, a Nevada limited liability company.

CP BF Pre-Funded Warrant Exercise

On January 7, 2025, the Company issued 4 shares of Class A Common Stock for exercise of four (4) pre-funded warrants under the CP BF Pre-Funded Warrant, to CP BF. Refer to Note 11.

Yorkville Advanced Notice Settlements

On January 3, 2025, the Company settled its outstanding obligation to sell shares of Class A Common Stock related to the fourth Advance Notice issued to Yorkville on December 30, 2024 (see Note 17 and Note 18) pursuant to the SEPA. After adjustments to the number of shares originally requested pursuant to the terms of the SEPA, the Company settled the Advance Notice by selling a total of 30,489 shares of Class A Common Stock to Yorkville for a total purchase price of approximately $48,000.

Between January 10, 2025 and April 9, 2025, the Company settled the fifth through twenty-second Advance Notices received subsequent to December 31, 2024, by selling an aggregate of 5,516,308 shares of Class A Common Stock to Yorkville for an aggregate total purchase price of approximately $7,097,921.

RSU Issuance to Executives

On January 21, 2025, the Company issued 337,773 RSUs to executives as part of the Company’s fiscal 2024 bonus plan, following Board approvals.

Convertible promissory note issuance to YA II PN, LTD.

On January 30, 2025, the Company entered into a convertible promissory note (the “Note”) with Yorkville, in principal amount of $3,500,000 as an advance under the outstanding SEPA entered into on December 14, 2023. The maturity date of the note is July 31, 2025, and may be extended at the option of the Company. The note was issued with a ten percent (10%) original issue discount and bears interest at an annual rate of (i) zero percent (0%) for the first ninety (90) days following issuance, (ii) six percent (6%) thereafter, and (iii) upon the occurrence of an event of default, the interest rate shall increase to an annual rate of eighteen percent (18%) so long as the event or events of default remain uncured. Interest will be calculated on a 365-day year and the actual number of days elapsed.

The Company shall repay the note in installments, beginning on February 28, 2025, and continuing on March 31, 2025, and on April 30, 2025 (each, an “Installment Date”) in an amount equal to the sum of (i) $1,500,000 of principal in respect to the first two Installment Dates, and $500,000 in respect of the third Installment Date (or the outstanding principal if less than such amount), plus (ii) a payment premium (in an amount equal to 4% of the principal amount being paid), and (iii) accrued and unpaid interest as of each installment date.

The Note is convertible into shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) at a conversion price of $2.00 per share (the “Conversion Price”). The lender may elect to convert part or all of the outstanding balance of the Note at any time or from time to time after the issuance date. The Company may redeem the outstanding amount at any time, in whole or in part, subject to a 4% premium, provided that (i) the Company provides the lender with at least ten (10) trading days’ prior written notice (each, a “Redemption Notice”) of its desire to redeem the outstanding amount (an “Optional Redemption”), and (ii) on the date the Redemption Notice is issued, the VWAP of the Class A Common Stock is less than the Conversion Price.

Acquisition of Vidello

On January 31, 2025, the Company closed a previously announced merger with Vidello Limited (“Vidello”), a private limited company registered in England and Wales (the “Vidello Merger”), pursuant to an Merger Agreement (the “Vidello Merger Agreement”), dated December 19, 2024, by and among Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). At the closing, Vidello Shareholders transferred all the outstanding shares of Vidello to the Company, and Vidello became a direct and wholly owned subsidiary of the Company. At the closing, the Company paid to the Vidello Shareholders, $2,745,031 in cash (the “Vidello Cash Consideration”), whereby $2,500,000 are withheld for indemnification expenses and other holdback provisions in accordance with the Vidello Merger Agreement, and issued 898,204 shares of Class A Common Stock (the “Share Consideration”, together with the Cash Consideration, the “Vidello Closing Consideration”). The Company’s primary reason for acquiring Vidello was to enhance revenue growth and strengthen the Company’s competitive market position through cross selling opportunities.

F-62

In connection with and as a condition of closing pursuant to the Vidello Merger Agreement, the Company executed and delivered to each Vidello Shareholder a lock-up agreement (the “Vidello Lock-Up Agreement”), pursuant to which, the shares of Class A Common Stock and any other securities convertible or exercisable into the shares of Class A Common Stock beneficially owned by them, during the 180-day period following the closing of the Vidello Merger, not to complete any Prohibited Transfer (as defined in the Vidello Merger Agreement).

Immediately prior to the closing of the Vidello Merger, the directors, and officers of Vidello tendered their resignation, effective at the closing. Pursuant to the Vidello Merger Agreement, the CEO of the Company shall be the sole member of the board of directors of Vidello effective upon the closing of the Vidello Merger.

The Company has begun the process to determine the accounting for the acquisition, including identification of the accounting acquirer and whether the acquisition will be accounted for as a business combination. The Company has begun the process to determine the purchase price allocation for the assets and liabilities including estimating the fair values of intangible and tangible assets. These estimates have not been completed due to the timing and complexity of obtaining information and calculating such amounts.

Acquisition of Act-On Software

On January 22, 2025, the Company entered into an Agreement and Plan of Merger (the “AO Merger Agreement”) with Act-On Software Inc., a Delaware corporation (“Act-On”), and Banzai Passage Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Passage”) that was formed solely for purposes of consummating the transactions contemplated in the AO Merger Agreement (the “AO Merger”). Pursuant to the AO Merger Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon closing of the AO Merger (the “Closing”), Act-On will merge with and into Passage, with Act-On surviving the AO Merger (the “AO Surviving Entity”), thereafter being a direct, wholly owned subsidiary of Banzai. The AO Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. Although the Company cannot guarantee that the Act On Merger will close, the Company expects to close the transaction in Q2 2025. The Company’s primary reason for acquiring Act-On was to enhance revenue growth and strengthen the Company’s competitive market position through cross selling opportunities.

Subject to the terms and conditions of the AO Merger Agreement, at the effective time of the Merger (the “AO Effective Time”), the aggregate merger consideration to be issued to Act-On Stockholders and certain Management Employees (as defined in the AO Merger Agreement) shall be a total of approximately $35,050,000, payable in cash and in shares of our Class A Common Stock, subject to adjustment as set forth in the AO Merger Agreement (the “AO Merger Consideration”). The adjustments to the AO Merger Consideration in the AO Merger Agreement include a customary working capital adjustment based on the amount by which certain working capital items at closing are greater or less than the target working capital as defined in the AO Merger Agreement. In addition to the AO Merger Consideration, at the AO Effective Time, we will fully pay off a certain loan owed to a certain lender of Act-On as of the AO Closing (the “Payoff Amount”) and the out-of-pocket expenses incurred by Act-On in connection with the AO Merger (the “Transaction Expenses”) in cash to Act-On Stockholders, and issue a number of shares of Class A Common Stock (the “AO Share Consideration”) (or pre-funded warrants in lieu thereof, the “AO Pre-Funded Warrants”) to Act-On Stockholders and Management Employees that equal to the quotient of $33,200,000 divided by the average of the daily volume-weighted average trading prices of Class A Common Stock for the consecutive five (5) Trading Days (as defined in the AO Merger Agreement) immediately prior to and including the Trading Day immediately preceding the date of closing (the “AO Closing Date”) (the “Banzai 5-Day VWAP”).

Notwithstanding anything in the AO Merger Agreement to the contrary, Banzai shall not issue any shares of Class A Common Stock, to the extent that the issuance of shares of Class A Common Stock as AO Share Consideration would result in the Act-On Stockholders and Management Employees receiving an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock and shares of Class B Common Stock issued and outstanding immediately prior to the AO Effective Time (the “Nasdaq Ownership Limitation”). In addition, notwithstanding anything in the AO Merger Agreement and AO Pre-Funded Warrants to the contrary, Banzai shall not issue any shares of Class A Common Stock, to the extent that any issuance of the shares of Class A Common Stock as AO Share Consideration would result in an Act-On Stockholder or a Management Employee, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) more than 4.99% of the Class A Common Stock issued and outstanding immediately following such issuance (the “Beneficial Ownership Limitation” and, together with Nasdaq Ownership Limitation, the “Ownership Limitations”). If and to the extent either of the Ownership Limitations prevents Banzai from issuing AO Share Consideration comprised exclusively of shares of Class A Common Stock, then Banzai instead will issue as AO Share Consideration (i) the maximum number of shares of Class A Common Stock that may be issued without exceeding either Ownership Limitation, and (ii) AO Pre-Funded Warrants exercisable for the number of shares of Class A Common Stock the issuance of which was prevented by application of the Ownership Limitations.

F-63

Some of the shares of Class A Common Stock and AO Pre-Funded Warrants will be issued to the Management Employees under Banzai’s 2023 equity incentive plan, as amended, pursuant to the registration statement on Form S-8, as amended (File No. 333-278218) and some of the shares of Class A Common Stock and AO Pre-Funded Warrants will be issued to certain Act-On Stockholders and Management Employees in reliance upon exemption provided by Rule 506(b) of Regulation D promulgated thereunder of the Securities Act, pursuant to a subscription booklet (the “Subscription Booklet”).

Each AO Pre-Funded Warrant shall have an exercise price of $0.001 per each share of Class A Common Stock issuable thereunder. The AO Pre-Funded Warrants will be registered in Banzai’s books and will not be listed for trading on any stock exchange or trading market. The terms of the AO Pre-Funded Warrants will provide that Banzai shall not issue shares of Class A Common Stock to any holder of a AO Pre-Funded Warrant upon the exercise thereof to the extent that after giving effect to such issuance, such holder would beneficially own a number of shares of Class A Common Stock in excess of the Nasdaq Ownership Limitation. Notwithstanding the foregoing, the Nasdaq Ownership Limitation shall not apply following the receipt of the Banzai stockholder approval contemplated by Rule 5635 of the Nasdaq listing rules with respect to the issuance of shares of Class A Common Stock upon exercise of the AO Pre-Funded Warrants in excess of the Nasdaq Ownership Limitation (the “AO Stockholder Approval”). The AO Pre-Funded Warrants also contain a beneficial ownership limitation that provides that the Company shall not effect any exercise of the AO Pre-Funded Warrants, and the holders of the AO Pre-Funded Warrants shall not have the right to exercise any portion of the AO Pre-Funded Warrants, to the extent that after giving effect to such issuance after exercise, the holder would beneficially own in excess of the Beneficial Ownership Limitation.

Following the Closing, Banzai will convene and hold a special meeting of its stockholders to obtain the AO Stockholder Approval (the “AO Special Meeting”). In connection with the AO Special Meeting, on January 22, 2025, Joseph P. Davy, Banzai’s Chief Executive Officer, who holds approximately 78.55% of Banzai’s total voting power as of the date of the AO Merger Agreement, entered into a Voting and Support Agreement, with Banzai (the “Voting and Support Agreement”) that obligates him to vote all the shares of Class B Common Stock beneficially owned by him in favor of the AO Stockholder Approval.

Pursuant to the AO Merger Agreement, Banzai will withhold from the AO Share Consideration a number of shares of Class A Common Stock equal to the quotient of $2,000,000 divided by the Banzai’s 5-Day VWAP, as adjusted pursuant to the AO Merger Agreement (the “Indemnification Holdback Amount”), as security for the obligations of Act-On Stockholders pursuant to the AO Merger Agreement. The Indemnification Holdback Amount shall be held for a period of twelve (12) months following the Closing Date (the “Indemnification Holdback Period”) and shall be released to Act-On Stockholders and Management Employees (in accordance with the Allocation Schedule) within ten (10) business days of the expiration of the Indemnification Holdback Period. The released aggregate amount shall be equal to (a) the Indemnification Holdback Amount, as allocated to Act-On Stockholders and Management Employees in accordance with the Allocation Schedule, less (b) any amounts set off against the Indemnification Holdback Amount pursuant to the AO Merger Agreement. The Indemnification Holdback amount shall be held by the Transfer Agent for the benefit of Act-On Stockholders and Management Employees and shall be released to Act-On Stockholders and Management Employees pursuant to the terms of a certain share consideration escrow agreement (the “Escrow Agreement”) by and among Banzai, Act-On, each of Act-On Stockholders and Management Employees and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Escrow Agent”).

On or prior to the consummation of the AO Merger, parties will enter into the Escrow Agreement, pursuant to which, the Escrow Agent shall hold, for the benefit of Banzai, the Indemnification Holdback Amount. The Escrow Agent shall administer the Indemnification Holdback Amount in accordance with the written instructions jointly provided by Banzai and Act-On to the Escrow Agent to release the Indemnification Holdback Amount, or any portion thereof, as set forth in such instruction.

On or prior to the consummation of the AO Merger, Banzai shall execute and deliver to the Act-On Stockholders and Management Employees a registration rights agreement (the “AO Registration Rights Agreement”), pursuant to which, among other things, Banzai will agree to register for resale, within five (5) Business Days (as defined in the AO Merger Agreement) following the AO Closing, on an applicable registration statement under the Securities Act, the shares of Class A Common Stock, to be issued to the Act-On Stockholders and Management Employees pursuant to the AO Merger Agreement and the shares of Class A Common Stock issuable upon exercise of the AO Pre-Funded Warrants.

F-64

The Closing of the AO Merger by each of Banzai, Merger Sub, and Act-On is subject to customary conditions, including (1) (A) adoption of the AO Merger Agreement by the Act-On Stockholders that hold the requisite percentage necessary to approve the AO Merger under Act-On’s Amended and Restated Certificate of Incorporation and (B) approval of the AO Transaction by Banzai’s board of directors, (2) authorization for listing on the Nasdaq Capital Market of the shares of Class A Common Stock to be issued in the AO Merger, subject to official notice of issuance, and (3) the absence of any order, injunction, decree or other legal restraint preventing the completion of the AO Merger or making the completion of the AO Merger illegal. Each party’s obligation to complete the AO Merger is also subject to certain additional customary conditions, including subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the AO Merger Agreement. The AO Merger Agreement also contains customary representations, warranties, and indemnities of Banzai and Act-On.

Shares of Class A Common Stock issued to Winterberry

On February 4, 2025 the Company issued 30,000 shares to Verista Partners, Inc., aka Winterberry Group, one of its Creditors, in exchange for the cancellation of a portion of the total outstanding debt, in the amount of $16,666, pursuant to the Debt Reorganization.

NASDAQ Notice

As previously reported, the Company had a hearing before the Nasdaq Hearings Panel (the “Panel”) on September 19, 2024. On September 26, 2024, Nasdaq provided the Company with its determination to phase the Company down from the Nasdaq Global Market to the Nasdaq Capital Market (the “Exchange”) and grant the Company an extension until January 31, 2025 to demonstrate compliance with Nasdaq’s listing rules, so long as the company applies to list on the Nasdaq Capital Market on or before October 7, 2024 and demonstrates compliance with Listing Rules 5550(a)(2), 5550(a)(5) and 5550(b)(1) on or before January 31, 2024. On February 12, 2025, the Company received a letter from the Nasdaq Stock Market LLC, Office of the General Counsel that Nasdaq’s Listing Qualifications staff confirmed that the Company has demonstrated compliance with all of the Nasdaq Stock Market’s listing requirements and therefore the Company’s securities will remain listed on the Exchange.

Bridge Note Issuance to Agile Lending, LLC

On March 31, 2025, the Company issued a subordinated secured promissory note (the “March Agile Note”) for an aggregate principal amount of $4,000,000 and received $2,044,105 of proceeds, net of administrative agent fees of $200,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $1,755,895 in respect to early prepayment of the remaining outstanding balance of the December Agile Note, with a maturity date on the March Agile Note of November 12, 2025. The March Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the March Agile Note commencing on and including the effective date pursuant to the March Agile Note Agreement’s weekly repayment and amortization schedule.

F-65

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2025

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _________ to _________

Commission File Number: 001-39826

Banzai International, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	85-3118980
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of principal executive offices)	(Zip Code)

(206) 414-1777

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the Registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares outstanding of each of the registrant’s classes of common stock, $0.0001 par value per share, as of November 11, 2025:

Class A Common Stock - 6,513,153 shares

Class B Common Stock - 231,114 shares

Table of Contents

		Page

PART I.	FINANCIAL INFORMATION	2

Item 1.	Financial Statements	2
	Condensed Consolidated Balance Sheets as of September 30, 2025 (Unaudited) and December 31, 2024	2
	Unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2025 and 2024	3
	Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the three and nine months ended September 30, 2025 and 2024	4
	Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2025 and 2024	6
	Notes to Unaudited Condensed Consolidated Financial Statements	8
Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	51
Item 3.	Quantitative and Qualitative Disclosures About Market Risk	76
Item 4.	Controls and Procedures	76

PART II.	OTHER INFORMATION	77

Item 1.	Legal Proceedings	77
Item 1A.	Risk Factors	77
Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	77
Item 3.	Defaults Upon Senior Securities	77
Item 4.	Mine Safety Disclosures	77
Item 5.	Other Information	77
Item 6.	Exhibits	78
Signatures		81

1

PART I—FINANCIAL INFORMATION

BANZAI INTERNATIONAL, INC.

Condensed Consolidated Balance Sheets

	September 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current assets:
Cash	$851,356	$1,087,497
Accounts receivable, net of allowance for credit losses of $105,032 and $24,210, respectively	804,519	936,321
Prepaid expenses and other current assets	605,853	643,674
Total current assets	2,261,728	2,667,492

Property and equipment, net	9,397	3,539
Intangible assets, net	8,332,096	3,883,853
Goodwill	21,991,721	18,972,475
Operating lease right-of-use assets	55,174	72,565
Bifurcated embedded derivative asset - related party	9,000	63,000
Deferred tax asset	111,635	—
Deferred offering costs	201,769	—
Other assets	13,984	11,154
Total assets	32,986,504	25,674,078

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	2,022,645	7,782,746
Accrued expenses and other current liabilities	3,995,488	3,891,018
Convertible notes - related party	6,747,383	8,639,701
Convertible notes	—	215,057
Convertible notes, carried at fair value	2,304,000	—
Convertible notes (Yorkville)	2,003,000	—
Notes payable, carried at fair value	3,307,000	3,575,000
Warrant liability	2,000	15,000
Warrant liability - related party	667	2,300
Private placement warrant liability	901,000	—
Earnout liability	962,693	14,850
Due to related party	67,118	167,118
Deferred revenue	3,707,872	3,934,627
Operating lease liabilities, current	25,046	22,731
Total current liabilities	26,045,912	28,260,148

Deferred revenue, non-current	93,726	117,643
Deferred tax liability	1,375,710	10,115
Operating lease liabilities, non-current	30,919	49,974
Total liabilities	27,546,267	28,437,880

Commitments and contingencies (Note 15)

Stockholders’ equity (deficit):
Common stock, $0.0001 par value, 275,000,000 (250,000,000 Class A and 25,000,000 Class B) shares authorized and 5,205,098 (4,973,984 Class A and 231,114 Class B) and 819,516 (588,402 Class A and 231,114 Class B) issued and outstanding at September 30, 2025 and December 31, 2024, respectively	517	80
Preferred stock, $0.0001 par value, 75,000,000 shares authorized, 1 and 1 shares issued and outstanding at September 30, 2025 and December 31, 2024	—	—
Additional paid-in capital	101,260,898	75,515,831
Accumulated Other Comprehensive (loss) income	(81,371)	—
Accumulated deficit	(95,739,807)	(78,279,713)
Stockholders’ equity (deficit)	5,440,237	(2,763,802)
Total liabilities and stockholders’ equity (deficit)	$32,986,504	$25,674,078

The accompanying notes are an integral part of these condensed consolidated financial statements.

2

BANZAI INTERNATIONAL, INC.

Unaudited Condensed Consolidated Statements of Operations

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Operating income:
Revenue	$2,844,508	$1,080,607	$9,350,573	$3,228,276
Cost of revenue	519,411	338,023	1,679,925	1,049,411
Gross profit	2,325,097	742,584	7,670,648	2,178,865

Operating expenses:
General and administrative expenses	6,460,876	3,513,442	21,006,767	11,721,465
Depreciation and amortization expense	294,427	900	841,664	3,725
Total operating expenses	6,755,303	3,514,342	21,848,431	11,725,190

Operating loss	(4,430,206)	(2,771,758)	(14,177,783)	(9,546,325)

Other expenses (income):
GEM settlement fee expense	—	60,000	—	260,000
Interest income	(1,425)	—	(1,427)	(10)
Interest expense - related party	393,968	1,050,363	1,288,988	2,860,768
Gain on extinguishment of liabilities	—	(152,782)	(4,488,627)	(680,762)
Gain on release of Vidello revenue holdback	(973,000)	—	(973,000)	—
Loss on debt issuance	192,000	—	444,000	171,000
Loss on private placement issuance	1,439,000	—	2,276,000	—
Loss on issuance of term notes	—	390,000	110,500	390,000
Loss on issuance of convertible bridge notes	65,650	63,408	146,150	63,408
Loss on conversion and settlement of Alco promissory notes - related party	—	4,808,882	—	4,808,882
Loss on conversion and settlement of CP BF notes - related party	—	6,529,402	—	6,529,402
Loss on extinguishment of term notes	—	—	1,769,895	—
Change in fair value of warrant liability	183,000	(32,000)	171,000	(594,000)
Change in fair value of warrant liability - related party	(3,933)	(115,000)	(1,633)	(460,000)
Change in fair value of bifurcated embedded derivative assets - related party	(8,000)	(32,000)	54,000	(32,000)
Change in fair value of convertible notes	(503,338)	101,000	(265,338)	679,000
Change in fair value of term notes	75,249	36,813	391,040	36,813
Change in fair value of convertible bridge notes	4,191	(18,000)	(33,805)	(18,000)
Yorkville prepayment premium expense	—	14,000	—	94,760
Loss on Yorkville SEPA advances	190,489	—	937,626	—
Vidello earnout expense	69,053	—	485,720	—
Failed acquisition costs	—	—	1,382,002	—
Other (income) expense, net	64,372	(62,927)	(523,451)	(2,900)
Total other expenses, net	1,187,276	12,641,159	3,169,640	14,106,361
Loss before income taxes	(5,617,482)	(15,412,917)	(17,347,423)	(23,652,686)
Income tax expense	270,109	1,010	112,671	6,701
Net loss	$(5,887,591)	$(15,413,927)	$(17,460,094)	$(23,659,387)

Net loss per share
Basic and diluted	$(1.64)	$(48.73)	$(7.74)	$(82.68)

Weighted average common shares outstanding
Basic and diluted	3,591,228	316,289	2,256,990	286,166

The accompanying notes are an integral part of these condensed consolidated financial statements.

3

BANZAI INTERNATIONAL, INC.

Unaudited Condensed Consolidated Statements of Stockholders’ Equity (Deficit)

for the nine months ended September 30, 2025 and 2024

	Series A Preferred Stock		Series FE Preferred Stock		Common Stock		Additional Paid-in-	Accumulated Other Comprehensive	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Share	Amount	Shares	Amount	Capital	(loss) income	Deficit	(Deficit)
Balance December 31, 2024	—	$—	—	$—	819,516	$80	$75,515,831	$—	$(78,279,713)	$(2,763,802)
Issuance of shares to Yorkville under the SEPA agreement	—	—	—	—	507,564	51	7,071,555	—	—	7,071,606
Shares issued to Hudson for consulting fee	—	—	—	—	15,000	2	232,498	—	—	232,500
Shares issued for payment to Verista	—	—	—	—	3,000	—	49,800	—	—	49,800
Exercise of RSU’s	—	—	—	—	33,777	3	(3)	—	—	—
Shares issued for Vidello acquisition	—	—	—	—	89,820	9	1,661,668	—	—	1,661,677
Stock-based compensation	—	—	—	—	—	—	336,568	—	—	336,568
Net loss	—	—	—	—	—	—	—	—	(3,643,479)	(3,643,479)
Balance March 31, 2025	—	—	—	—	1,468,677	145	84,867,917	—	(81,923,192)	2,944,870
Issuance of shares to Yorkville under the SEPA agreement	—	—	—	—	757,117	76	6,521,071	—	—	6,521,147
Shares issued to Hudson for consulting fee	—	—	—	—	40,000	4	399,996	—	—	400,000
Exercise of warrants	—	—	—	—	104,882	10	(10)	—	—	—
Exercise of RSU’s	—	—	—	—	43,674	4	(4)	—	—	—
Shares issued upon private placement	—	—	—	—	64,237	6	329,990	—	—	329,996
Stock-based compensation	—	—	—	—	—	—	756,122	—	—	756,122
Net loss	—	—	—	—	—	—	—	—	(7,929,024)	(7,929,024)
Balance June 30, 2025	—	—	—	—	2,478,587	245	92,875,082	—	(89,852,216)	3,023,111
Issuance of shares to Yorkville under the SEPA agreement	—	—	—	—	1,180,320	118	4,099,231	—	—	4,099,349
Shares issued to Hudson for consulting fee	—	—	—	—	75,600	8	341,753	—	—	341,761
Exercise of RSUs	—	—	—	—	47,976	5	(5)	—	—	—
Shares issued to 1800 diagonal for conversions of debt	—	—	—	—	59,800	6	156,597	—	—	156,603
Shares issued to 3i for conversions of debt	—	—	—	—	813,043	81	1,649,065	—	—	1,649,146
Shares issued for payment to Houlihan	—	—	—	—	13,000	1	30,809	—	—	30,810
Shares issued to Perkins Coie	—	—	—	—	130,000	13	365,287	—	—	365,300
Shares issued under ATM	—	—	—	—	406,772	40	1,078,670	—	—	1,078,710
Stock-based compensation	—	—	—	—	—	—	664,409	—	—	664,409
Currency translation adjustment	—	—	—	—	—	—	—	(81,371)	—	(81,371)
Net loss	—	—	—	—	—	—	—	—	(5,887,591)	(5,887,591)
Balance September 30, 2025	—	$—	—	$—	5,205,098	$517	$101,260,898	$(81,371)	$(95,739,807)	$5,440,237

4

	Series A Preferred Stock		Common Stock		Additional Paid-in-	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount	Capital	Deficit	(Deficit)
Balance December 31, 2023	—	$—	258,530	$26	$14,890,169	$(46,766,324)	$(31,876,129)
Conversion of convertible notes - related party	—	—	1,781	—	2,540,091	—	2,540,091
Shares issued to Yorkville for convertible notes	—	—	4,468	—	1,667,000	—	1,667,000
Shares issued to Yorkville for commitment fee	—	—	1,420	—	500,000	—	500,000
Shares issued to Roth for advisory fee	—	—	350	—	278,833	—	278,833
Shares issued to GEM	—	—	279	—	100,000	—	100,000
Shares issued for marketing expense	—	—	307	—	194,935	—	194,935
Forfeiture of sponsor shares	—	—	(200)	—	—	—	—
Stock-based compensation	—	—	—	—	42,827	—	42,827
Net loss	—	—	—	—	—	(4,290,132)	(4,290,132)
Balance March 31, 2024	—	—	266,935	26	20,213,855	(51,056,456)	$(30,842,575)
Issuance of common stock and warrants, net of issuance costs	—	—	10,456	1	1,854,817	—	1,854,818
Shares issued for exercise of Pre-Funded warrants	—	—	17,322	2	864	—	866
Shares issued to Yorkville for convertible notes	—	—	2,018	—	335,000	—	335,000
Shares issued to Yorkville for redemption premium	—	—	1,200	—	115,800	—	115,800
Shares issued to GEM	—	—	1,811	—	300,000	—	300,000
Shares issued for marketing expenses	—	—	640	—	139,837	—	139,837
Stock-based compensation	—	—	—	—	202,662	—	202,662
Net loss	—	—	—	—	—	(3,955,328)	(3,955,328)
Balance June 30, 2024	—	—	300,382	30	23,162,565	(55,011,784)	(31,849,189)
Effect of reverse stock split	—	—	18,959	—	—	—	—
Issuance of warrants, net of issuance costs	—	—	—	—	4,402,550	—	4,402,550
Shares issued to Yorkville	—	—	38,931	4	2,127,996	—	2,128,000
Shares issued to GEM	—	—	1,910	—	129,943	—	129,943
Shares, warrants and pre-funded warrants issued to CP BF on modification of CP BF debt agreement	—	—	33,085	3	1,287,000	—	1,287,003
Premium issued as part of CP BF debt modification	—	—	—	—	4,079,225	—	4,079,225
Issuance of warrants to CP BF, net of issuance costs	—	—	—	—	2,763,161	—	2,763,161
Shares issued to MZHCI for investor relations services	—	—	2,400	—	94,800	—	94,800
Shares issued to Roth for advisory fee	—	—	3,529	—	300,000	—	300,000
Shares issued to J.V.B for payment of outstanding debt	—	—	2,908	—	115,000	—	115,000
Shares, warrants and pre-funded warrants issued to Alco on settlement of Alco promissory notes	—	—	28,242	3	8,866,617	—	8,866,620
Stock-based compensation	—	—	—	—	250,848	—	250,848
Net loss	—	—	—	—	—	(15,413,927)	(15,413,927)
Balance September 30, 2024	—	$—	430,344	$40	$47,579,705	$(70,425,711)	$(22,845,966)

The accompanying notes are an integral part of these condensed consolidated financial statements.

5

BANZAI INTERNATIONAL, INC.

Unaudited Condensed Consolidated Statements of Cash Flows

	For the Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(17,460,094)	$(23,659,387)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	841,664	3,725
Provision for credit losses on accounts receivable	80,822	54
Non-cash share issuance for marketing expenses	—	259,027
Non-cash shares issued for consulting expenses	974,261	—
Non-cash settlement of GEM commitment fee	—	200,000
Discount at issuance on notes carried at fair value	1,087,881	—
Non-cash share issuance for Yorkville redemption premium	—	80,760
Non-cash interest expense	—	106,200
Non-cash interest expense - related party	951,049	1,179,198
Amortization of debt discount and issuance costs - related party	(2,690)	1,392,934
Amortization of operating lease right-of-use assets	17,391	131,627
Stock based compensation expense	1,757,099	496,337
Gain on extinguishment of liability	(4,488,627)	(680,762)
Gain on release of Vidello revenue holdback	(973,000)
Loss on conversion and settlement of Alco promissory notes - related party	—	4,808,882
Loss on conversion and settlement of CP BF notes - related party	—	6,529,402
Loss on debt issuance	444,000	171,000
Loss on issuance of term notes	110,500	390,000
Loss on issuance of convertible bridge notes	146,150	63,408
Loss on Private Placement Issuance	2,276,000	—
Loss on extinguishment of term notes	1,769,895	—
Change in fair value of warrant liability	171,000	(594,000)
Change in fair value of warrant liability - related party	(1,633)	(460,000)
Change in fair value of bifurcated embedded derivative asset - related party	54,000	(32,000)
Change in fair value of convertible notes, carried at fair value	(514,338)	—
Change in fair value of convertible promissory notes	249,000	693,000
Change in fair value of term notes	391,040	36,813
Change in fair value of convertible bridge notes	(33,805)	(18,000)
Changes in operating assets and liabilities:
Accounts receivable	50,980	67,609
Prepaid expenses and other current assets	37,821	157,954
Other assets	(2,830)	—
Accounts payable	(876,069)	3,576,434
Deferred revenue	(674,721)	6,476
Accrued expenses	(248,034)	(15,730)
Operating lease liabilities	(16,740)	(231,691)
Earnout liability	559,804	(22,274)
Deferred revenue - long-term	(23,917)	—
Deferred tax liability	(70,290)	—
Net cash used in operating activities	(13,416,431)	(5,363,004)
Cash flows from investing activities:
Cash paid in acquisition of Vidello, net of cash acquired	(2,677,480)	—
Net cash used in investing activities	(2,677,480)	—
Cash flows from financing activities:
Payment of GEM commitment fee promissory note	(215,057)	(1,200,000)
Payment of Vidello transition holdback	(500,000)	—
Repayment of convertible notes (Yorkville)	(3,640,000)	(750,000)
Proceeds from related party advance	—	100,000
Repayment of related party advance	(100,000)	—
Proceeds from term notes, net of issuance costs	4,250,000	1,000,000
Repayment of term notes	(7,722,530)	(412,421)
Repayments of private placement notes	(1,291,516)	—
Partial repayment of convertible notes - related party	(2,840,677)	—
Proceeds from Yorkville redemption premium	—	35,040
Proceeds from issuance of convertible notes, net of issuance costs	9,039,472	2,502,000
Proceeds received for exercise of Pre-Funded warrants	—	866
Proceeds from issuance of shares to Yorkville under the SEPA	17,692,102	—
Proceeds from shares issued to Verista	49,800	—
Payment of deferred offering costs - ATM	(238,330)
Proceeds from issuance of common stock and pre-funded warrants under private placement	329,996	—
Proceeds from issuance of common stock and warrants	1,115,271	6,257,368
Net cash provided by financing activities	15,928,531	7,532,853

Effect of exchange rate changes on cash and cash equivalents	(70,761)	—

Net increase (decrease) in cash	(236,141)	2,169,849
Cash at beginning of period	1,087,497	2,093,718
Cash at end of period	$851,356	$4,263,567

6

BANZAI INTERNATIONAL, INC.

Unaudited Condensed Consolidated Statements of Cash Flows

Supplemental disclosure of cash flow information:
Cash paid for interest	97,178	306,109
Cash paid for taxes	8,256	5,075
Non-cash investing and financing activities
Shares issued to Roth for advisory fee	—	578,833
Shares issued to GEM	—	529,943
Shares issued for marketing expenses	—	334,772
Shares issued to MZHCI for investor relations services	—	94,800
Shares issued to J.V.B for payment of outstanding debt	—	115,000
Shares issued for exercise of Pre-Funded warrants	—	866
Shares issued to CP BF for debt restructuring	—	1,287,003
Warrants and pre-funded warrants issued to CP BF for debt restructuring	—	2,763,161
Shares issued to Alco for debt restructuring	—	1,098,614
Warrants and pre-funded warrants issued to Alco for debt restructuring	—	7,768,006
Shares issued for Hudson consulting fee	974,261	—
Settlement of GEM commitment fee	—	200,000
Shares issued to Yorkville for commitment fee	—	500,000
Shares issued to Yorkville for redemption premium	—	115,800
Consideration transferred for acquisition of Vidello	1,661,677	—
Assets acquired in acquisition of Vidello	8,393,172	—
Liabilities assumed in acquisition of Vidello	3,986,464	—
Conversion of 3i convertible notes, carried at fair value	1,649,146	—
Shares issued for payment of outstanding debt	396,110	—
Shares issued for 1800 Diagonal Note conversions of debt	156,603
Shares issued to Yorkville of aggregate commitment fee	—	500,000
Issuance of convertible promissory note - GEM	—	1,000,000
Bifurcated embedded derivative liabilities at issuance—related party	—	12,000
Conversion of convertible notes - Yorkville	—	4,130,000
Conversion of convertible notes - related party	—	2,540,091

The accompanying notes are an integral part of these condensed consolidated financial statements.

7

BANZAI INTERNATIONAL, INC.

Unaudited Notes to Condensed Consolidated Financial Statements

1. Organization

The Business

Banzai International, Inc. (the “Company” or “Banzai”) was incorporated in Delaware on September 30, 2015. Banzai is a leading enterprise SaaS Video Engagement platform used by marketers to power webinars, trainings, virtual events, and on-demand video content.

Reverse Stock Splits

On August 29, 2024, the Company held a special meeting of securityholders (the “Special Meeting”). At the Special Meeting, the Company’s securityholders approved the proposal to amend the Second Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board of Directors (the “2024 Reverse Stock Split”). On September 10, 2024, the Board determined to effect a reverse stock split at a ratio of 1-for-50, effective as of September 19, 2024 and filed an amendment with the Secretary of State of the State of Delaware. The Class B Common Stock was not affected by the 2024 Reverse Stock Split.

On June 27, 2025, the stockholders of the Company collectively approved an amendment to the Company’s Certificate of Incorporation, as amended and restated, to effect a reverse stock split (the “2025 Reverse Stock Split”) of the Company’s outstanding Class A Common Stock and Class B Common Stock at a ratio of 1-for-10 effective on July 8, 2025.

No cash or fractional shares were issued in connection with the 2024 Reverse Stock Split and 2025 Reverse Stock Split, and instead the Company rounded up to the next whole share in lieu of issuing fractional shares that would have been issued in the reverse split. Proportional adjustments were made to the number of shares of Class A Common Stock issuable upon exercise or conversion of the Company’s outstanding stock options and warrants, the exercise price or conversion price (as applicable) of the Company’s outstanding stock options and warrants, and the number of shares reserved for issuance under the Company’s equity incentive plan. All Class A Common Stock share and per share information included in this Quarterly Report on Form 10-Q has been retroactively adjusted to reflect the impact of the Reverse Stock Split.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies.

Section 102(b) (1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply. Private companies are those companies that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act of 1934, as amended (the “Exchange Act”). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies. Any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised, it adopts the new or revised standard at the time private companies adopt the new or revised standard. Therefore, the Company’s financial statements may not be comparable to certain public companies.

Revision of Prior Period Financial Statements

A revision was made to correct an immaterial overstatement of revenue for the three and six months ending June 30, 2025, due to an incorrect calculation of revenue recognition. To correct the identified error, the Company made certain revisions in this Form 10-Q, with respect to the revenue amounts for the three and six months ended June 30, 2025. The Company corrected the historic amounts for the three and six months ended June 30, 2025 to reflect the correction of this immaterial error rather than record a cumulative out-of-period adjustment in the current three month period ended September 30, 2025.

2. Going Concern

As of September 30, 2025 the Company had cash of approximately $0.9 million. For the nine months ended September 30, 2025, the Company used approximately $13.4 million in cash for operating activities. The Company has incurred recurring net losses from operations and negative cash flows from operating activities since inception. As of September 30, 2025, the Company had an accumulated deficit of approximately $95.7 million. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern within one year of the date these financial statements were issued.

8

The continuation of the Company as a going concern is dependent upon the continued financial support from its stockholders and debt holders. Specifically, continuation is contingent on the Company’s ability to obtain necessary equity or debt financing to continue operations, and ultimately the Company’s ability to generate profit from sales and positive operating cash flows, which is not assured.

The Company’s plans include obtaining future debt financings (see Note 13) and equity financings associated with the Yorkville SEPA (as defined in Note 16). If the Company is unsuccessful in completing these planned transactions, it may be required to reduce its spending rate to align with expected revenue levels and cash reserves, although there can be no guarantee that it will be successful in doing so. Accordingly, the Company may be required to raise additional cash through debt or equity transactions. It may not be able to secure financing in a timely manner or on favorable terms, if at all. As a result, management’s plans cannot be considered probable and thus do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

These accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

3. Summary of Significant Accounting Policies

Basis of Presentation

The Company’s unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and applicable regulations of the Securities and Exchange Commission (“SEC”) for interim financial information and with the instructions to Form 10-Q of Regulation S-X. Certain information and note disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted pursuant to such rules and regulations of the SEC relating to interim financial statements. The December 31, 2024 balance sheet information was derived from the audited financial statements as of that date. Except as disclosed herein, there has been no material change in the information disclosed in the notes to the consolidated financial statements for the year ended December 31, 2024 included in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on April 15, 2025. The interim unaudited condensed consolidated financial statements should be read in conjunction with those consolidated financial statements included in the Form 10-K. In the opinion of management, all adjustments considered necessary for a fair statement of the financial statements, consisting solely of normal recurring adjustments, have been made. Operating results for the period ended September 30, 2025 are not necessarily indicative of the results that may be expected for the year ending December 31, 2025.

Intangible Assets

Intangible assets are presented at fair value, net of amortization. The fair value is determined based on the appraised value of the asset. Intangible assets are composed of developed technology, trade names and customer lists. Intangible assets subject to amortization consist of the following:

	Estimated Useful Life (years):	September 30, 2025
Customer relationships	6 - 7	$1,139,710
Trade name	10 - 15	1,637,088
Technology	6 - 8	6,425,010
		9,201,808
Less: Accumulated amortization		(869,712)
Intangible assets, net		$8,332,096

Total amortization expense related to intangible assets was $838,364 for the nine months ended September 30, 2025. Expected amortization expense is as follows:

Remainder of Year Ending December 31, 2025	$401,171
Year Ending December 31, 2026	1,214,920
Year Ending December 31, 2027	1,214,920
Year Ending December 31, 2028	1,214,920
Year Ending December 31, 2029	1,214,920
Thereafter	3,161,948
Total	$8,422,799

The Company periodically evaluates its long-lived assets for potential impairment in accordance with ASC Topic 360, Property, Plant and Equipment (“ASC 360”). Potential impairment is assessed when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recovered. The recoverability of these assets is assessed based on undiscounted expected future cash flows from the assets, considering a number of factors, including past operating results, budgets and economic projections, market trends and product development cycles. If impairments are identified, assets are written down to their estimated fair value. The Company has not recognized any impairment charges through September 30, 2025.

9

Warrant Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

Warrant Liability - related party

The warrants originally issued in 7GC’s initial public offering (the “Public Warrants”) are recognized as derivative liabilities in accordance with ASC 815. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercise or expiration, and any change in fair value is recognized in the Company’s consolidated statements of operations.

The Public Warrants were initially measured at fair value using a Monte Carlo simulation model and have subsequently been measured based on the listed market price of such warrants. Warrant liabilities are classified as current liabilities on the Company’s consolidated balance sheets.

Warrant Liability

The GEM Warrants were not considered indexed to the issuer’s stock pursuant to ASC 815, as the holder’s ability to receive in lieu of the Warrant one percent of the total consideration received by the Company’s stockholders in connection with a Change of Control, where the surviving corporation is not publicly traded, adjusts the settlement value based on items outside the Company’s control in violation of the fixed-for-fixed option pricing model. As such, the Company recorded the Warrants as liabilities initially measured at fair value with subsequent changes in fair value recognized in earnings each reporting period.

The measurement of fair value was determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion).

Loss Per Share

Basic loss per share of common stock is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding and pre-funded warrants outstanding during the period. Diluted net loss per share excludes, when applicable, the potential impact of stock options and convertible preferred stock because their effect would be anti-dilutive due to the net loss. Since the Company had a net loss in each of the periods presented, basic and diluted net loss per common share are the same.

The calculation of basic and diluted net loss per share attributable to common stock was as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Numerator:
Net loss attributable to common shareholders—basic and diluted	$(5,887,591)	$(15,413,927)	$(17,460,094)	$(23,659,387)

Denominator:
Weighted average shares—basic and diluted	3,591,228	316,289	2,256,990	286,166
Net loss per share attributable to common shareholders—basic and diluted	$(1.64)	$(48.73)	$(7.74)	$(82.68)

10

Securities that were excluded from loss per share as their effect would be anti-dilutive due to the net loss position that could potentially be dilutive in future periods are as follows:

	As of September 30,
	2025	2024
Options	12,592	2,695
RSUs	414,429	1,650
Public warrant shares	23,000	23,000
GEM warrant shares	1,657	1,657
Common warrant shares	686,107	452,761
Placement agent warrant shares	71,827	10,490
Pre-funded warrants		253,010
Total	1,209,613	745,263

Derivative Financial Instruments

The Company evaluates all its financial instruments to determine if such instruments contain features that qualify as embedded derivatives. Embedded derivatives must be separately measured from the host contract if all the requirements for bifurcation are met. The assessment of the conditions surrounding the bifurcation of embedded derivatives depends on the nature of the host contract. Bifurcated embedded derivatives are recognized at fair value, with changes in fair value recognized in the statement of operations each period. Bifurcated embedded derivatives are classified with the related host contract in the Company’s balance sheet. Refer to Note 7 - Fair Value Measurements and Note 13 - Debt for further detail.

Bridge Notes and Private Placement Convertible Notes - Fair Value Option Election

The Company determined the Agile Notes and 1800 Diagonal Notes (The “Bridge Notes”) and the Private Placement Convertible Notes (as defined in Note 13) were eligible for the fair value option, in accordance with ASC 825-10-50-28, and made such election to account for the Bridge Notes and Private Placement Convertible Notes at fair value. The fair value option may be elected on an instrument-by-instrument basis and is irrevocable unless a new election date occurs. Additional term or other notes may be issued in subsequent periods where the Company would be able to make a fair value option election upon issuance provided eligibility criteria are met. The Company records the portion of the Bridge Notes and Private Placement Convertible Notes that are issued and outstanding for accounting purposes at fair value with changes in fair value recorded in other income (expense), net in the condensed consolidated statement of operations, except for the portion of the total change in fair value that results from a change in the instrument-specific credit risk of the Bridge Notes and Private Placement Convertible Notes, which is recorded in other comprehensive income (loss), if applicable. The fair value option election was made to align the accounting for the Bridge Notes and Private Placement Convertible Notes with the Company’s financial reporting objectives and reduce operational effort to account for embedded features that otherwise would require bifurcation as a separate unit of account.

Pursuant to the fair value option election, direct and incremental debt issuance costs and consideration paid to the lender related to the Bridge Notes and Private Placement Convertible Notes were expensed as incurred and recorded in other income (expense), net in the condensed consolidated statements of operations. Measurement of the change in fair value of the Bridge Notes and Private Placement Convertible Notes includes accrued interest, whether paid-in-kind or cash.

Fair Value of Financial Instruments

In accordance with FASB ASC 820 Fair Value Measurements and Disclosures, the Company uses a three-level hierarchy for fair value measurements of certain assets and liabilities for financial reporting purposes that distinguishes between market participant assumptions developed from market data obtained from outside sources (observable inputs) and the Company’s own assumptions about market participant assumptions developed from the best information available to us in the circumstances (unobservable inputs). The fair value hierarchy is divided into three levels based on the source of inputs as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than Level 1 prices for similar assets or liabilities that are directly or indirectly observable in the marketplace.

Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

The fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management during the three and nine months ended September 30, 2025 and 2024. The carrying amount of cash, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, deferred revenue, and other current liabilities approximated their fair values as of September 30, 2025 and December 31, 2024.

11

Recent Accounting Pronouncements

Recent accounting pronouncements not yet effective

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to income tax disclosures, which enhances the disclosure requirements for the income tax rate reconciliation, domestic and foreign income taxes paid, requiring disclosure of disaggregated income taxes paid by jurisdiction, unrecognized tax benefits, and modifies other income tax-related disclosures. The amendments are effective for annual periods beginning after December 15, 2024. Early adoption is permitted and should be applied prospectively. The Company is currently evaluating the effect of adopting this guidance on its consolidated financial statements.

In November 2024, the FASB issued ASU No. 2024-03, Disaggregation of Income Statement Expenses (Subtopic 220-40). The ASU requires the disaggregated disclosure of specific expense categories, including purchases of inventory, employee compensation, depreciation, and amortization included in each relevant expense caption presented on the statement of operations. The guidance also requires disclosure of a qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively, as well as the total amount of selling expenses and an entity’s definition of selling expenses. This guidance is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. Early adoption of the amendment is permitted. The Company is currently evaluating the guidance and its impact to its consolidated financial statements and related disclosures.

In July 2025, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2025-05, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets”, which provides a practical expedient to measure credit losses on accounts receivable and contract assets. This guidance is effective for periods beginning after December 15, 2025 and will be adopted prospectively. Early adoption is permitted. The Company is currently evaluating the impact of this guidance on our consolidated financial statements and related disclosures.

Recently adopted accounting pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments improve reportable segment disclosure requirements through enhanced disclosures over significant segment expenses regularly provided to the Chief Operating Decision Maker (“CODM”), extending certain annual disclosures to interim periods, and through permitting more than one measure of segment profit or loss to be reported under certain conditions. The Company adopted this guidance effective December 31, 2024, on a retrospective basis. Refer to Note 19 for further information.

4. Acquisition of Vidello

On January 31, 2025, the Company closed a previously announced merger with Vidello Limited (“Vidello”), a private limited company registered in England and Wales (the “Vidello Merger”), pursuant to a Merger Agreement (the “Vidello Merger Agreement”), dated December 19, 2024, by and among Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). At the closing, Vidello Shareholders transferred all the outstanding shares of Vidello to the Company, and Vidello became a direct and wholly owned subsidiary of the Company. At the closing, the Company paid to the Vidello Shareholders, $2,745,031 in cash (the “Vidello Cash Consideration”), whereby $2,500,000 are withheld for indemnification expenses and other holdback provisions in accordance with the Vidello Merger Agreement, and issued 89,820 shares of Class A Common Stock (the “Share Consideration”, together with the Cash Consideration, the “Vidello Closing Consideration”). The Company’s primary reason for acquiring Vidello was to enhance revenue growth and strengthen the Company’s competitive market position through cross selling opportunities. Vidello is a video hosting and marketing platform designed to help businesses manage, customize, and optimize their video content.

With respect to the holdback amount, this consists of three distinct components, being (1) the withholding of $1,000,000 as security for the obligations of Company Shareholders for a period of twelve months (the “Indemnification Holdback Amount”), (2) the withholding of $500,000 as security for the obligations of Company Shareholders to cooperate with best efforts and in good faith with to complete the transition, integration and related matters of Vidello’s business with Banzai, including, but not limited to (a) the transition of data of Vidello managed and/or held by Vidello to Banzai, (b) certain services relating to the continued operations of Vidello, and (c) the training of certain employees of Banzai regarding the operations of Vidello including any proprietary business processes and trade secrets following the Closing, during the six months following the Closing (the “Transition Holdback Period”), and (3) the withholding of $1,000,000 subject to certain revenue related conditions being met during the 180 day period following the Closing (the “Revenue Holdback Amount” and together with the Indemnification Holdback Amount and the Transition Holdback Amount, the “Holdback Amount”).

12

As of September 30, 2025, the Company recognized $485,720 of expense after foreign currency translation in the Condensed Consolidated Statements of Operations related to the Transition Holdback Amount in the line Vidello earnout expense. As of September 30, 2025, the Company had paid the contractual amount of $500,000 to the Vidello Shareholders for the Transition Holdback Period.

As of September 30, 2025, the 180 day measurement period for the Revenue Holdback had lapsed and the revenue conditions as defined in the Vidello Merger Agreement had not been met. As such the Company recognized a gain on the extinguishment of Vidello revenue holdback of $973,000 for the three and nine months ended September 30, 2025.

In connection with and as a condition of closing pursuant to the Vidello Merger Agreement, the Company executed and delivered to each Vidello Shareholder a lock-up agreement (the “Vidello Lock-Up Agreement”), pursuant to which, the shareholders of Class A Common Stock and any other securities convertible or exercisable into the shares of Class A Common Stock beneficially owned by them, during the 180-day period following the closing of the Vidello Merger, cannot complete any Prohibited Transfer (as defined in the Vidello Merger Agreement).

Immediately prior to the closing of the Vidello Merger, the directors, and officers of Vidello tendered their resignation, effective at the closing. Pursuant to the Vidello Merger Agreement, the CEO of the Company shall be the sole member of the board of directors of Vidello effective upon the closing of the Vidello Merger.

The Company incurred transaction costs of approximately $730,000 which are included in the Company’s condensed consolidated statement of operations.

The Vidello Merger was accounted for as a business combination under the acquisition method pursuant to Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the Company as the accounting acquirer. Under the acquisition method, the total purchase price of the acquisition is allocated to the net identifiable tangible and intangible assets acquired and liabilities assumed based on the fair values as of the acquisition date. The preliminary fair value of the consideration transferred totaled $6,267,747 summarized as follows:

Amount
Cash paid at closing	$2,745,031
Common stock issued to Vidello Stockholders	1,661,677
Fair value of Holdback Amount	1,861,039
Total consideration paid	$6,267,747

The Company made a provisional allocation of the purchase price of the Vidello Merger to the assets acquired and liabilities assumed as of the acquisition date. The following table summarizes the provisional purchase price allocation relating to the Vidello Merger:

Assets acquired:
Cash and cash equivalents	$67,551
Property and equipment, net	9,375
Intangible Assets - Vidello - Customer relationships	551,000
Intangible Assets - Vidello - Trade name	736,000
Intangible Assets - Vidello - Developed Technology	4,010,000
Total assets	$5,373,926
Liabilities assumed:
Accounts payable	705
Accrued expenses and other current liabilities	15,377
Unearned revenue, current	447,966
Deferred tax liability	1,324,250
Taxes payable	337,127
Total liabilities	$2,125,425
Total identifiable net assets	3,248,501
Goodwill recorded:
Goodwill	3,019,246
Total consideration	$6,267,747

13

Goodwill recognized is not expected to be deductible for tax purposes. We believe that in this acquisition goodwill represents the value of Vidello’s existing products, combined with the added business synergies of integrating with the existing Banzai products and customer base.

As of the date these condensed consolidated financial statements were issued, the purchase accounting related to this acquisition was incomplete as certain working capital balances were subject to potential change. The Company has reflected the provisional amounts in these condensed consolidated financial statements. As such, the above balances may be adjusted in a future period, not to exceed one (1) year from the acquisition date pursuant to ASC 805, as the Company finalizes and/or updates for any identified working capital adjustments, which may be material to the consolidated financial statements.

All intangible assets acquired are subject to amortization and their associated estimated acquisition date fair values are as follows:

	Estimated	Acquisition Date
Intangible Assets	Useful Life	Fair Value
Vidello - Customer Relationships	6 years	551,000
Vidello - Trade name	10 years	736,000
Vidello - Technology	7 - 8 years	4,010,000

Net income in the Condensed Consolidated Statement of Operations for the three and nine months ended September 30, 2025 includes net loss of approximately $723 thousand and net income of $239 thousand , respectively, of Vidello from the date of acquisition to September 30, 2025.

Pro forma disclosure for the Vidello acquisition

The following unaudited pro forma financial information reflects the consolidated results of operations of the Company as if the Merger with Vidello had taken place on January 1, 2024. The pro forma results presented are the result of combining the revenues and earnings of the Company with the revenues and earnings of Vidello. The Company did not have any material, non-recurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue.

The pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transactions been effected on the assumed date:

	For the nine Months Ended September 30,
	2025	2024
Revenue	$9,581,008	$8,707,071
Cost of revenue	1,870,380	1,741,544
Operating expenses	21,921,778	14,947,197
Total other expenses (income), net	3,169,640	14,106,361
Loss before income taxes attributable to common stockholders	$(17,380,790)	$(22,088,031)

5. Related Party Transactions

Due to Related Party of 7GC

During 2023, the Sponsor paid certain expenses on behalf of 7GC. Upon Closing of the Merger, Banzai assumed the $67,118 liability. As of September 30, 2025, the entire balance remained outstanding and is included within due to related party under current liabilities on the accompanying condensed consolidated balance sheet.

Legacy Banzai Related Party Transactions

During 2023, Legacy Banzai issued Promissory Notes and Convertible Notes to related parties. See Note 13 - Debt for further details related to these transactions and associated balances.

Debt Restructuring Agreement with CPBF

On September 5, 2024, the Company and CP BF agreed to amend the outstanding balance of all debt previously in the form of one term note and two convertible notes into one new consolidated convertible note. The newly issued consolidated convertible note was issued on September 23, 2024. Additionally on September 23, 2024, the Company and CP BF entered into a share purchase agreement where the Company issued equity in the form of common stock, common stock warrants and pre-funded warrants to CP BF for the reduction of $2 million of debt under the newly issued consolidated convertible note. See Note 13 - Debt, for further details related to the transaction and associated balances.

Due to Related Party of Company CEO

On September 12, 2024, the CEO of the Company loaned the Company an advance of $100,000. The advance is non-interest bearing, and matures one year from issuance. During the three months ended September 30, 2025, the outstanding balance was repaid.

14

6. Revenue

Under ASC 606, the Company measures revenue based on considerations specified in terms and conditions agreed to by a customer. The Company recognizes revenue when a performance obligation is satisfied by transferring control of the service to the customer, which occurs over time. The Company considers this method a faithful depiction of the transfer of control as services are substantially the same and have the same pattern of transfer over the life of the contract.

The Company’s services include providing end-to-end video engagement solutions that provide a fast, intuitive and powerful platform of marketing tools that create more intent-driven videos, webinars, virtual events and other digital and in-person marketing campaigns.

As noted within the SOW’s and invoices, agreements range from monthly, to annual, to multi-year and Banzai generally provides for net 30-day payment terms with the payment made directly through check or electronic means.

Banzai’s Management believes its exposure to credit risk is sufficiently mitigated by collection through credit card sales or direct payment from established clients.

The Company follows the provisions of ASC 606, under which the Company recognizes revenue when the customer obtains control of promised goods or services, in an amount that reflects the consideration which is expected to be received in exchange for those goods or services. The Company recognizes revenues following the five-step model prescribed under ASC 606: (i) identify contract(s) with a customer; (ii) identify the performance obligation(s) in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligation(s) in the contract; and (v) recognize revenues when (or as) the Company satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses the goods or services promised within each contract and determines those that are performance obligations and assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. Sales, value add, and other taxes collected on behalf of third parties are excluded from revenue.

Nature of Products and Services

The following is a description of the Company’s products and services from which the Company generates revenue, as well as the nature, timing of satisfaction of performance obligations, and significant payment terms for each, as applicable:

Demio

The Demio product is a full-stack technology that marketers can leverage live and automated for video marketing content such as webinars and virtual events. Software products are provided to Demio customers for a range of attendees and hosts within a specified time frame at a specified established price. The performance obligations identified include access to the suite and platform, within the parameters established, and within the standards established in the agreement. Contracts include a standalone selling price for the number of webinars and hosts as a performance obligation. There are no financing components and payments are typically net 30 of date or receipt of invoice. It is nearly 100% certain that a significant revenue reversal will not occur. The Company recognizes revenue for its sale of Demio services over time which corresponds with the period of time that access to the service is provided.

Reach

While the Reach product is in the process of being phased out, the Company continues to generate revenues from the product. The Reach product provides a multi-channel targeted audience acquisition (via Reach) to bolster engagement and Return on Investment (ROI). Banzai enables marketing teams to create winning webinars and virtual and in-person events that increase marketing efficiency and drive additional revenue. Software products are provided to Reach customers for a range of simultaneous events and registrations within a specified time frame at a specified established price. The performance obligations identified include access to the suite and platform, within the parameters established, and within the standards established in the agreement. Contracts include a standalone selling price for the number of simultaneous published events as a performance obligation. There are no financing components and payments are typically net 30 of date or receipt of invoice. It is nearly 100% certain that a significant revenue reversal will not occur. The Company recognizes revenue for its sale of Reach services over time which corresponds with the timing the service is rendered.

15

OpenReel

The OpenReel product offers subscription-based software as a service (SaaS) offerings to enterprise, media, entertainment and agency teams to remotely control, direct, script, film, and collaborate on high definition video projects from a mobile device or webcam. The Company enters into fixed price subscription contracts with customers, which can be monthly, annual, or multi-year agreements which auto-renew without discount for additional periods of the same duration as the initial term, unless either party requests termination in writing at least thirty (30) days prior to the end of the initial service term. The subscription revenues are recognized ratably over the term of the service agreement, which is considered an output method, as the obligation of hosting the SaaS product is fulfilled over the course of the agreement. The Company does not charge for implementation or recognize any revenues upfront due to minimal effort required. There are no financing components and payments are typically net 30 of date of receipt of invoice, or typically net 90 date of receipt of invoice for customers on multi-year subscription agreement contracts. It is nearly 100% certain that a significant revenue reversal will not occur.

Vidello

The Vidello product is a video hosting and marketing platform designed to help businesses manage, customize, and optimize their video content. Revenue is generated through Vidello providing video hosting and marketing platform subscription software service for a set period of time. Customer contracting is achieved via self-service and invoicing is initiated automatically once the customer accepts the terms and conditions on the platform, based on their selection of the desired subscription product. When execution or completion of the contract occurs, the contract is valid and revenue is earned when the service is provided for each period of performance, daily. The amount is paid by the customer based on the contract terms monthly, annually or indefinite with the majority paid via credit card processing.

Service Trade Revenue

The Company has one customer for which the customer is also a vendor. For this one customer, the Company exchanged services for approximately $93,493 and $104,452, during the nine months ended September 30, 2025 and 2024, respectively.

Disaggregation of Revenue

The following table summarizes revenue by region based on the billing address of customers for the three months ended September 30, 2025 and 2024:

	Three Months Ended September 30,
	2025		2024
	Amount	Percentage of Revenue	Amount	Percentage of Revenue
Americas	$2,148,073	75%	$626,768	58%
Europe, Middle East and Africa (EMEA)	534,758	19%	333,960	31%
Asia Pacific	161,677	6%	119,879	11%
Total	$2,844,508	100%	$1,080,607	100%

The following table summarizes revenue by region based on the billing address of customers for the nine months ended September 30, 2025 and 2024:

	Nine Months Ended September 30,
	2025		2024
	Amount	Percentage of Revenue	Amount	Percentage of Revenue
Americas	$7,149,862	76%	$1,797,307	56%
Europe, Middle East and Africa (EMEA)	1,646,880	18%	1,080,876	33%
Asia Pacific	553,831	6%	350,093	11%
Total	$9,350,573	100%	$3,228,276	100%

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Contract Balances

Accounts Receivable, Net

A receivable is recorded when an unconditional right to invoice and receive payment exists, such that only the passage of time is required before payment of consideration is due. The Company receives payments from customers based upon agreed-upon contractual terms, typically within 30 days of invoicing the customer. The timing of revenue recognition may differ from the timing of invoicing to customers.

	Opening Balance	Closing Balance	Opening Balance	Closing Balance
	1/1/2025	9/30/2025	1/1/2024	9/30/2024
Accounts receivable, net	$936,321	$804,519	$105,049	$37,386

Costs to Obtain a Contract

Sales commissions, the principal costs incurred to obtain a contract, are earned when the contract is executed. Management has capitalized these costs and amortized the commission expense over time in accordance with the related contract’s term. For the nine months ended September 30, 2025 and 2024, commission expenses were $466,951 and $193,995, respectively. Certain commission expenses are not capitalized and are instead directly expensed.

Capitalized commissions at September 30, 2025 and December 31, 2024 were $52,695 and $31,504, respectively, and are included within prepaid expenses and other current assets on the condensed consolidated balance sheets.

The following summarizes the costs to obtain a contract activity during the three and nine months ended September 30, 2025:

Balance - December 31, 2024	$31,504
Commissions Incurred	57,237
Deferred Commissions Recognized	(50,195)
Balance - March 31, 2025	38,546
Commissions Incurred	39,664
Deferred Commissions Recognized	(25,594)
Balance - June 30, 2025	$52,616
Commissions Incurred	82,017
Deferred Commissions Recognized	(81,938)
Balance - September 30, 2025	52,695

The following summarizes the costs to obtain a contract activity during the three and nine months ended September 30, 2024:

Balance - December 31, 2023	$51,472
Commissions Incurred	31,610
Deferred Commissions Recognized	(44,620)
Balance - March 31, 2024	38,462
Commissions Incurred	48,316
Deferred Commissions Recognized	(47,634)
Balance - June 30, 2024	$39,144
Commissions Incurred	42,739
Deferred Commissions Recognized	(44,765)
Balance - September 30, 2024	$37,118

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7. Fair Value Measurements

The fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of and during the periods ended September 30, 2025 and the year ended December 31, 2024. The carrying amount of accounts payable approximated fair value as they are short term in nature.

Fair Value on a Recurring Basis

The Company follows the guidance in ASC 820 Fair Value Measurements and Disclosures for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The estimated fair value of the Public Warrants liabilities represent Level 1 measurements. The estimated fair value of the convertible notes bifurcated embedded derivative asset, GEM warrant liabilities, Yorkville convertible note, Agile term notes, 1800 Diagonal convertible notes, Private Placement Convertible Notes, Private Placement Warrants and Goodwill and Definite-lived intangible assets recognized as part of acquisitions, represent Level 3 measurements.

The following table presents information about the Company’s financial instruments that are measured at fair value on a recurring basis at September 30, 2025 and December 31, 2024, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	September 30, 2025	December 31, 2024
Assets:
Bifurcated embedded derivative asset - related party	3	$9,000	$63,000
Definite-lived intangibles*	3	$3,903,320	$3,903,320
Definite-lived intangibles**	3	$8,332,096	$3,883,853
Goodwill - Vidello (Note 4)*	3	$3,019,246	$—
Goodwill**	3	$21,991,721	$18,972,475
Liabilities:
Warrant liabilities - public	1	$667	$2,300
GEM warrant liabilities	3	$2,000	$15,000
Earnout liability (Note 4)	3	$962,693	$—
Yorkville convertible note	3	$2,003,000	$—
Agile term notes	3	$2,482,000	$3,143,000
1800 Diagonal convertible notes	3	$825,000	$432,000
Private Placement Convertible Notes	3	$2,304,000	$—
Private Placement Warrants	3	$901,000	$—

* Certain assets measured at the acquisition date.

** Measured at period-end.

Warrant Liability - Public Warrants

The Company assumed Public Warrants in the Merger, exercisable into 23,000 shares of Common A Common Stock, which were outstanding as of September 30, 2025 and December 31, 2024. The fair values of the Public Warrants are measured based on the listed market price of such warrants through September 30, 2025. See Note 14 - Warrant Liabilities for further details.

For the nine months ended, September 30, 2025, the Company recognized a gain of approximately $1,633 resulting from changes in the fair value of the derivative warrant liabilities, presented as change in fair value of warrant liabilities - related party in the accompanying condensed consolidated statements of operations.

The following tables set forth a summary of the changes in the fair value of the Public Warrants liability which are Level 1 financial liabilities that are measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2024	$2,300
Change in fair value	2,300
Balance at March 31, 2025	4,600
Change in fair value	—
Balance at June 30, 2025	4,600
Change in fair value	(3,933)
Balance at September 30, 2025	$667

18

Warrant Liability - GEM Warrants

The measurement of fair value of the GEM Warrants were determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion). Refer to Note 14 - Warrant Liabilities for further details.

For the nine months ended, September 30, 2025, the Company recognized a gain of approximately $13,000, resulting from changes in the fair value of the derivative warrant liabilities, presented as change in fair value of warrant liabilities in the accompanying condensed consolidated statements of operations.

The following tables set forth a summary of the changes in the fair value of the GEM Warrants liability which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2024	$15,000
Change in fair value	(4,000)
Balance at March 31, 2025	11,000
Change in fair value	(8,000)
Balance at June 30, 2025	3,000
Change in fair value	(1,000)
Balance at September 30, 2025	$2,000

Yorkville Convertible Notes

The measurement of fair value of the Yorkville convertible notes were determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, term, volatility, risk-free rate, and probability of optional redemption). Refer to Note 13 - Debt for further details.

For the nine months ended, September 30, 2025, the Company recognized a loss of approximately $249,000 resulting from changes in the fair value of the Yorkville convertible notes, presented as change in fair value of convertible promissory notes in the accompanying condensed consolidated statements of operations.

The following tables set forth a summary of the changes in the fair value of the Yorkville convertible notes which is a Level 3 financial liability measured at fair value on a recurring basis:

Fair Value
Balance at December 31, 2024	$—
Issuance of Yorkville convertible note	4,950,000
Loss on debt issuance	444,000
Repayment in cash of Yorkville convertible notes	(3,640,000)
Change in fair value	249,000
Balance at September 30, 2025	$2,003,000

Bifurcated Embedded Derivative Assets

The fair value of the embedded put options, relating to the Convertible Note to CP BF issued on September 23, 2024, was determined using a Black Scholes option pricing model. Estimating fair values of embedded conversion features requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. Because the embedded conversion features are initially and subsequently carried at fair values, the Company’s consolidated statements of operations will reflect the volatility in these estimate and assumption changes. The bifurcated embedded derivative net asset was $9,000 as of September 30, 2025. Refer to Note 13 - Debt for further details.

The following table sets forth a summary of the changes in the fair value of the bifurcated embedded derivative asset for the nine months ended September 30, 2025, relating to the Convertible Note to CP BF issued on September 23, 2024, which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

Fair Value
CP BF Convertible
Balance at December 31, 2024	$63,000
Change in fair value	(43,000)
Balance at March 31, 2025	20,000
Change in fair value	(19,000)
Balance at June 30, 2025	1,000
Change in fair value	8,000
Balance at September 30, 2025	$9,000

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Term Notes (Agile)

On July 22, 2024, September 13, 2024, December 12, 2024, March 31, 2025 and June 12, 2025, the Company entered into term loan promissory note agreements with Agile Lending, LLC, and Agile Capital Funding, LLC, as the collateral agent, as discussed further in Note 13 - Debt of the notes to the condensed consolidated financial statements.

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2025. The Company classified the Agile Term Notes as a Level 3 fair value measurement and used a discounted cash flow model to calculate the fair values as of September 30, 2025 and December 31, 2024, respectively. Key inputs for the valuation are summarized below. The discounted cash flow model uses inputs such as the contractual term of the note and a market participant interest rate.

The range of key inputs at issuance of the Agile term notes issued in 2025 and for the period ended September 30, 2025 were as follows:

	March 2025 Agile Note		June 2025 Agile Note
Key Inputs	September 30, 2025	March 31, 2025	September 30, 2025	June 12, 2025
Contractual term (years)	0.12	0.62	0.21	0.52
Interest rate	13.80%	13.12%	13.79%	15.95%

Refer to Note 13 - Debt, for a summary of the changes in the fair value of the Agile term notes which are Level 3 financial liabilities measured at fair value on a recurring basis.

Convertible Notes (1800 Diagonal)

On August 16, 2024, September 24, 2024, December 10, 2024, February 7, 2025, April 17, 2025, May 9, 2025, July 23, 2025 and September 12, 2025 the Company entered into convertible promissory notes with 1800 Diagonal Lending, LLC, as discussed further in Note 13 - Debt of the notes to the condensed consolidated financial statements.

Fair value measurements discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2025. The Company classified these notes as Level 3 financial liabilities and used the Black-Scholes option pricing model to calculate the fair values as of September 12, 2025, July 23, 2025, May 9, 2025, and April 17, 2025. Key inputs for the simulation are summarized below. The Black-Scholes simulation uses inputs such as the stock price, volatility, the contractual term of the note, risk free interest rates and dividend yields.

The range of key inputs for the Black-Scholes simulations at issuance of the 1800 Diagonal convertible notes issued in 2025 and for the period ended September 30, 2025, were as follows:

	April 1800 Diagonal Note		May 1800 Diagonal Note		July 1800 Diagonal Note		September 1800 Diagonal Note
Key Inputs	September 30, 2025	April 17, 2025	September 30, 2025	May 9, 2025	September 30, 2025	July 23, 2025	September 30, 2025	September 12, 2025
Stock price	$2.94	$10.56	$2.94	$9.98	$2.94	$4.10	$2.94	$2.37
Contractual term (years)	0.38	0.84	0.38	0.78	0.67	0.86	0.72	0.77
Risk-free rate	4.02%	4.16%	4.02%	4.21%	3.90%	4.23%	3.89%	3.87%
Volatility(1)	142%	160%	142%	143%	134%	121%	131%	122%
Maturity probability	90%	80%	90%	80%	85%	80%	90%	85%
Default probability	10%	20%	10%	20%	15%	20%	10%	15%
Dividend yield	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) The Company utilized historical equity volatility in measurement of the fair value of the notes.

Refer to Note 13 - Debt, for further description and a summary of the changes in the fair value of the 1800 Diagonal convertible notes which are Level 3 financial liabilities measured at fair value on a recurring basis.

20

Private Placement Offering (3i, LP)

On June 27, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, 3i, LP (the “Buyer”) for the issuance and sale in a private placement (the “Private Placement Offering”) of senior secured convertible notes of the Company, in the aggregate original principal amount of $11,000,000 (the “Private Placement Convertible Notes”) which Notes shall be convertible into shares of common stock, par value $0.0001, of the Company (the “Common Stock”) (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Notes. The Company issued an initial Note (the “June 3i Note”) in the aggregate original principal amount of $2,200,000 against the aggregate maximum under the Purchase Agreement with an initial conversion price of $2.50 per share and a warrant to initially acquire up to 67,124 shares of Common Stock (the “Buyer Warrants”) (as exercised, collectively, the “Warrant Shares”) at an exercise price of $2.50 per share. In connection with the Private Placement Offering, the Company has also entered into a letter agreement dated April 30, 2025 (the “Letter Agreement”) with Rodman & Renshaw LLC as the exclusive financial advisor (the “Financial Advisor”) pursuant to which the Company has agreed to issue financial advisor warrants to purchase up to an aggregate of 21,212 shares of Common Stock (the “Financial Advisor Warrants”, together with the Buyer Warrants, the “Private Placement Warrants”).

The Company determined that the Private Placement Convertible Note is eligible for the fair value option election in accordance with ASC 825-10-50-28, and made such election to account for the Private Placement Convertible Note at fair value. The Company estimated the fair value of the Private Placement Convertible Note at issuance using a Monte Carlo simulation, using the following key inputs: principal on the Private Placement Convertible Note of $2,200,000; remaining term of 1.0 years; a market interest rate of 10%; a risk-free rate of 3.88%; equity volatility of 180.0%; and probability of default of 28.7%.

On August 19, 2025, the parties held an additional closing pursuant to the terms of the Purchase Agreement (the “Second Closing”). The Company issued an additional note (the “August 2025 Note”) in the original principal amount of $2,200,000, with an initial conversion price equal to $3.4891 per share and issuance date of August 19, 2025 (the Additional Note and the Initial Note, are collectively referred to herein as the “Notes”), and Additional Warrants to purchase up to 126,107 shares of Common Stock, at an initial exercise price equal to $3.4891 per share (the “Additional Warrants and the Initial Buyer Warrants, are collectively referred to herein as the “Buyer Warrants”), in the Second Closing. The Additional Note matures on August 19, 2026. Other than the maturity date and the conversion and exercise price of the Additional Note and Additional Warrants, respectively, the Additional Note and Additional Warrants have the same terms as those issued on the Initial Closing Date.

The Company determined that the August 2025 Note eligible for the fair value option election in accordance with ASC 825-10-50-28, and made such election to account for the August 2025 Note at fair value. The Company estimated the fair value of the Private Placement Convertible Note at issuance using a Monte Carlo simulation, using the following key inputs: principal on the Private Placement Convertible Note of $2,200,000; remaining term of 1.0 years; a market interest rate of 10%; a risk-free rate of 3.8%; equity volatility of 180.5%; and probability of default of 13.1%.

Refer to Note 13 - Debt, for a summary of the changes in the fair value of the Private Placement Convertible Notes which are Level 3 financial liabilities measured at fair value on a recurring basis, and to Note 14 - Warrant Liabilities for a description of the warrants issued in connection with the Private Placement Offering, respectively.

Warrant Liability - Private Placement Warrants

The measurement of fair value of the Private Placement Warrants were determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion). Refer to Note 14 - Warrant Liabilities for further details.

For the three and nine months ended, September 30, 2025, the Company recognized losses on issuance of $356,000 and $717,000, presented within loss on private placement issuance in the accompanying condensed consolidated statements of operations.

The following tables set forth a summary of the ranges of inputs to and the changes in the fair value of the Private Placement Warrant liability which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

Key Inputs	September 30, 2025

Stock price	$2.94
Contractual term (years)	2.75 - 4.89
Risk-free rate	0% - 3.7%
Volatility(1)	98% - 128%
Exercise Price	$2.50-$3.13
Dividend yield	0.00%

Fair Value
Balance at December 31, 2024	$—
Balance at March 31, 2025	$—
Loss on issuance	361,000
Balance at June 30, 2025	$361,000
Loss on issuance	356,000
Change in fair value	184,000
Balance at September 30, 2025	$901,000

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8. Property and Equipment

Property and equipment, net consisted of the following at the dates indicated:

	September 30, 2025	December 31, 2024
Computers and equipment	$43,651	$34,474
Less: accumulated depreciation	(34,254)	(30,935)
Property and equipment, net	$9,397	$3,539

Depreciation expense for the nine months ended September 30, 2025 and 2024 was $3,319 and $2,825 respectively.

9. Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following at the dates indicated:

	September 30, 2025	December 31, 2024
Prepaid expenses and other current assets:
Prepaid software costs	$194,565	$59,855
Service trade	145,548	239,041
Employee receivable	112,583	800
Prepaid insurance costs	68,509	130,345
Prepaid commissions	52,695	31,504
Prepaid consulting costs	—	76,767
Prepaid advertising and marketing costs	—	29,133
Prepaid merchant fees	—	26,690
Prepaid data license and subscription costs	—	3,125
Other current assets	31,953	46,414
Total prepaid expenses and other current assets	$605,853	$643,674

10. Goodwill

The following is a summary of goodwill by reportable segment as of and for the three and nine months ended September 30, 2025:

	Banzai Operating Co.	Vidello	OpenReel	Consolidated
Goodwill - December 31, 2024	$2,171,526	$—	$16,800,949	$18,972,475
Additions to goodwill (Note 4)	—	3,019,246	—	3,019,246
Goodwill - September 30, 2025	$2,171,526	$3,019,246	$16,800,949	$21,991,721

We identify our reporting units in accordance with the FASB ASC Subtopic 280 Segment Reporting. The carrying value and fair value for intangible assets and goodwill for a reporting unit are calculated based on key assumptions and valuation methodologies. The discounted cash flow methodology is a widely accepted valuation technique utilized by market participants in the transaction evaluation process and has been applied consistently. We also consider our market capitalization, as compared to the aggregate fair values of our reporting units, to assess the reasonableness of our estimates pursuant to the discounted cash flow methodology. Management further supports its conclusions by assessing a combination of an income valuation methodology, comprising a discounted cash flow analysis and market valuation methodologies, comprising the guideline public company and guideline transaction methods. The estimates and assumptions made in assessing the fair value of our reporting units and the valuation of the underlying assets and liabilities are inherently subject to significant uncertainties related to future sales, gross margins, and advertising and marketing expenses, which can be impacted by increases in competition, changing consumer preferences, technology development expenses, technical advances, and inflation. The discount rate assumption may be influenced by such factors as changes in interest rates and rates of inflation, which can have an impact on the determination of fair value. If these assumptions are adversely affected, we may be required to record additional impairment charges in the future.

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At September 30, 2025, as the Company has three operating segments which were deemed to be its reporting units, goodwill is allocated to each reporting unit and the carrying value of each reporting unit is determined based on the present value of the reporting unit’s specific discounted cash flows for purposes of evaluating goodwill impairment. As of December 31, 2024, the date of the last goodwill impairment analysis, the Banzai Operating Co. reporting unit had a negative carrying value, and no impairment to goodwill was identified as of December 31, 2024. As of December 31, 2024, the OpenReel reporting unit had a carrying value that exceeded the fair value of the reporting unit. As such an impairment to goodwill $2.7 million was identified as of December 31, 2024.

11. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following at the dates indicated:

	September 30, 2025	December 31, 2024
Accrued expenses and other current liabilities:
Accrued accounting and professional services costs	$2,183,090	$2,419,829
Sales tax payable	482,256	452,508
Excise tax payable	223,717	223,717
Provision for tax payable	525,359	—
Accrued payroll and benefit costs	182,887	207,970
Accrued legal costs	153,884	315,764
Accrued subscription costs	53,737	46,759
Accrued streaming service costs	48,698	51,308
Other current liabilities	141,860	173,163
Total accrued expenses and other current liabilities	$3,995,488	$3,891,018

12. Deferred Revenue

Deferred revenue represents amounts that have been collected in advance of revenue recognition and is recognized as revenue when transfer of control to customers has occurred or services have been provided. The deferred revenue balance does not represent the total contract value of annual or multi-year, non-cancelable revenue agreements. Differences between the revenue recognized per the below schedule, and the revenue recognized per the condensed consolidated statement of operations, reflect amounts not recognized through the deferred revenue process, and which have been determined to be insignificant. For the nine months ended September 30, 2025 and the year ended December 31, 2024, the Company recognized $3,612,072 and $1,214,096 in revenue that was included in the prior year deferred revenue balance, respectively.

The change in total deferred revenue was as follows for the periods indicated:

	Nine Months Ended	Year Ended
	September 30, 2025	December 31, 2024
Deferred revenue, beginning of period	$4,052,270	$1,214,096
Billings	6,745,306	4,362,730
Revenue recognized (prior year deferred revenue)	(3,612,072)	(1,214,096)
Revenue recognized (current year deferred revenue)	(3,706,242)	(3,091,333)
OpenReel deferred revenue - short-term - previously recognized at acquisition	—	2,663,230
Vidello deferred revenue - short-term	228,610	—
Deferred revenue - short-term, end of period	3,707,872	3,934,627
OpenReel deferred revenue - long-term	93,726	117,643
Deferred revenue - short-term and long-term, end of period	$3,801,598	$4,052,270

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13. Debt

Convertible notes

Promissory Note - GEM

On December 14, 2023, the Company and GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “GEM”) agreed to terminate in its entirety the GEM Agreement, pursuant to which GEM was to purchase from the Company shares of common stock having an aggregate value up to $100,000,000 and the Company was required to make and execute a warrant (“GEM Warrant”). The Company’s obligation to issue the GEM Warrant remained, granting GEM the right to purchase Class A Common Stock in an amount equal to 3% of the total number of equity interests outstanding as of the Closing, calculated on a fully diluted basis, at an exercise price on the terms and conditions set forth therein, in exchange for issuance of a $2.0 million convertible debenture with a five-year maturity and 0% coupon. Due to the determination of the final terms of the planned $2.0 million convertible debenture having not been finalized, nor the final agreement related to the convertible debenture having been executed, as of December 31, 2023, the Company recognized, concurrent with the close of the merger, a liability for the GEM commitment fee, along with a corresponding GEM commitment fee expense, in the amount of $2.0 million.

On February 5, 2024, the Company and GEM entered into a settlement agreement (the “GEM Settlement Agreement”), pursuant to which (a) the Company and GEM agreed to (i) settle the Company’s obligations under and terminate the binding term sheet entered into between Legacy Banzai and GEM, dated December 13, 2023, and (ii) terminate the share repurchase agreement, dated May 27, 2022, by and among the Company and GEM, and (b) the Company (i) agreed to pay GEM $1.2 million in cash within three business days of the GEM Settlement Agreement and (ii) issued to GEM, on February 5, 2024, an unsecured promissory zero coupon note in the amount of $1.0 million, payable in monthly installments of $100,000 beginning on March 1, 2024, with the final payment to be made on December 1, 2024 (the “GEM Promissory Note”). The Company paid GEM the $1.2 million in cash in February 2024.

The GEM Promissory Note provides that, in the event the Company fails to make a required monthly payment when due, the Company shall issue to GEM a number of shares of Class A Common Stock equal to the monthly payment amount divided by the VWAP of the Class A Common Stock for the trading day immediately preceding the applicable payment due date. In addition, the Company agreed to register on a registration statement 200,000 shares of Class A Common Stock that may be issuable under the terms of the GEM Promissory Note. The GEM Promissory Note contains customary events of default. If an event of default occurs, GEM may, at its option, demand from the Company immediate payment of any outstanding balance under the GEM Promissory Note. The GEM Promissory Note is recorded in the line Convertible notes on the Company’s condensed consolidated balance sheets.

As of September 30, 2025, the Company has issued an aggregate of 19,000 shares of Class A Common Stock to GEM in lieu of monthly payment obligations and during the three and nine months ended September 30, 2025, the Company paid an aggregate of $215,057 to satisfy the remaining balance of the GEM Promissory Note.

Convertible Notes (Yorkville)

On December 14, 2023, in connection with and pursuant to the terms of its Standby Equity Purchase Agreement (“SEPA”) with YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (“Yorkville”), (refer to Note 16 - Equity for further details), Yorkville agreed to advance to the Company, in exchange for convertible promissory notes, an aggregate principal amount of up to $3,500,000, $2,000,000 of which was funded at the Closing in exchange for the issuance by the Company of a Convertible Promissory Note (the “December Yorkville Convertible Note”). The Company received net proceeds of $1,800,000 after a non-cash original issue discount of $200,000.

On February 5, 2024, the Company and Yorkville entered into a supplemental agreement (the “SEPA Supplemental Agreement”) to increase the amount of convertible promissory notes allowed to be issued under SEPA by $1,000,000 (the “Additional Pre-Paid Advance Amount”), for an aggregate principal amount of $4,500,000 to be advanced by Yorkville to the Company in the form of convertible promissory notes. On February 5, 2024 in exchange for a promissory note in the principal amount of $1,000,000 (the “February Yorkville Promissory Note”), with the same terms as the December Yorkville Convertible Note, the Company received net proceeds of $900,000 after an original issue discount of $100,000.

On March 26, 2024, the Company, in exchange for a convertible promissory note with a principal amount of $1,500,000 (the “March Yorkville Promissory Note” and, together with the December Yorkville Convertible Note and February Yorkville Promissory Note the” Yorkville Promissory Notes”), received net proceeds of $1,250,000 after an original issue discount of $250,000 from Yorkville.

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On May 3, 2024, the Company and Yorkville entered into a Debt Repayment Agreement (the “Original Debt Repayment Agreement”) with respect to the Yorkville Promissory Notes. Under the Original Debt Repayment Agreement, Yorkville agreed that, upon completion of a Company registered offering and repayment of an aggregate $2,000,000 outstanding under the Yorkville Promissory Notes (the “Original Repayment Amount”), Yorkville would not deliver to the Company any Investor Notice (as defined in the SEPA) and would not exercise its right to convert the remainder of the amount outstanding under the Promissory Notes for a period commencing on the date of the closing of the offering and ending on the date that is 90 days thereafter. Under the Original Debt Repayment Agreement, the Company and Yorkville also agreed to extend the maturity date of the Promissory Notes to the date that is 120 days after the closing of the offering and to satisfy the $200,000 payment premium due in connection with an early redemption through the issuance of an Advance Notice (as defined in the SEPA) for shares of the Company’s Class A common stock, par value $0.0001 per share. The Debt Repayment Agreement was conditioned on the completion of the offering by June 2, 2024.

On May 22, 2024, the Company and Yorkville entered into an Amended and Restated Debt Repayment Agreement (the “Amended Debt Repayment Agreement”) with respect to the Yorkville Promissory Notes, which amends and restates the Original Debt Repayment Agreement. Under the Amended Debt Repayment Agreement, Yorkville has agreed that, upon completion of a registered offering and repayment of an aggregate $750,000 outstanding under the Yorkville Promissory Notes (the “Amended Repayment Amount”), Yorkville will not deliver to the Company any Investor Notice (as defined in the SEPA) and will not exercise its right to convert the remainder of the amount outstanding under the Promissory Notes for a period commencing on the date of the closing of the offering and ending on the date that is 90 days thereafter (the “Stand-still Period”); provided that the Company will seek any consents necessary to allow Yorkville to issue Investor Notices or exercise its right to convert the remainder of the amount outstanding under the Promissory Notes after a period of 60 days following the closing of the offering. Under the Amended Debt Repayment Agreement, the Company and Yorkville also agreed to extend the maturity date of the Promissory Notes to the date that is 120 days after the closing of the offering and to satisfy the $75,000 payment premium due in connection with an early redemption through the issuance of an Advance Notice for shares of Class A Common Stock (the “Q2 Prepayment Premium”). The Amended Debt Repayment Agreement was conditioned on the completion of the offering by May 29, 2024, which condition was satisfied upon the closing of the offering on May 28, 2024 (the “May 2024 Offering”).

Pursuant to the terms of the Amended Repayment Agreement, the Company made a cash principal payment of $750,000 on May 31, 2024 (the “Repayment Date”), and issued an Advance Notice for the purchase of 1,200 shares of Class A Common Stock (the “Premium Advance Shares”) (representing the number of shares the Company reasonably believed would be sufficient to result in net proceeds of $75,000 as of the Repayment Date) (the “Premium Advance”). The total purchase price for the Premium Advance was $110,040, of which $75,000 was applied in satisfaction of the Payment Premium, and the remaining $35,040 was paid by Yorkville to the Company in cash (the “Cash Surplus”). The Premium Advance Shares were recorded at fair value totaling $115,800 on the Repayment Date, and the excess of fair value over the Cash Surplus was recorded to the consolidated statement of operations in line Yorkville prepayment premium expense.

On September 20, 2024, the Company entered into a Floor Price Reduction Agreement (the “Floor Price Reduction Agreement”) with Yorkville. The Company and Yorkville, pursuant to the Floor Price Adjustment Agreement, agreed to amend and restate the prior repayment agreements such that the outstanding principal under the Amended Debt Repayment Agreement was reduced to $0.7 million, with no remaining interest, the floor price, as described in the Outstanding Promissory Notes, was adjusted to $20.00, and the maturity date for the Outstanding Promissory Notes is extended by 120 days to January 17, 2025.

The Yorkville Promissory Notes have a maturity date (as modified by the Floor Price Reduction Agreement) of January 17, 2025, and accrue interest at 0% per annum, subject to an increase to 18% per annum upon events of default as defined in the agreement. As of September 30, 2025, no events of default have occurred.

Yorkville has the right to convert any portion of the outstanding principal into shares of Class A common stock at any time subsequent to the Stand-still Period through maturity. The number of shares issuable upon conversion is equal to the amount of principal to be converted (as specified by Yorkville) divided by the Conversion Price (as defined in the Standby Equity Purchase Agreement disclosure in Note 16). Yorkville will not have the right to convert any portion of the principal to the extent that after giving effect to such conversion, Yorkville would beneficially own in excess of 9.99% of the total number of shares of Class A common stock outstanding after giving effect to such conversion.

Additionally, the Company, at its option, shall have the right, but not the obligation, to redeem early a portion or all amounts outstanding under the Promissory Notes at a redemption amount equal to the outstanding principal balance being repaid or redeemed, plus a 10% prepayment premium, plus all accrued and unpaid interest; provided that (i) the Company provides Yorkville with no less than ten trading days’ prior written notice thereof and (ii) on the date such notice is issued, the VWAP of the Class A common stock is less than the Fixed Price.

Upon the occurrence of certain triggering events, as defined in the Yorkville Promissory Notes agreement (each an “Amortization Event”), the Company may be required to make monthly repayments of amounts outstanding under the Yorkville Promissory Notes, with each monthly repayment to be in an amount equal to the sum of (x) $1,000,000, plus (y) 10% in respect of such amount, and (z) all outstanding accrued and unpaid interest as of each payment date.

During January 2024, the Company’s stock price per share fell below the then in effect Floor Price (as defined in the Standby Equity Purchase Agreement disclosure in Note 16) of $20.00 for five trading days during a period of seven consecutive trading days (an Amortization Event under the terms of the December Yorkville Convertible Note agreement), thus triggering amortization payments under the terms of the December Yorkville Convertible Note. On January 24, 2024, Yorkville agreed to waive the Amortization Event trigger, prior to the date upon which any amortization payment would have been required. As discussed in the definitions below, the Floor Price was reset on February 14, 2024, in conjunction with the effective date of the Company’s Registration Statement, at a price of $2.94 per share of Common Stock, thus curing the Amortization Event condition.

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During the year ended December 31, 2024, $2,000,000 of the full outstanding principal under the December Yorkville Convertible Note, respectively, was converted into 27,538 shares of Class A Common stock of the Company. During the year ended December 31, 2024, the full principal amount of $1,000,000 under the February Yorkville Promissory Note was converted into 2,891 Class A Common stock of the Company. During the year ended December 31, 2024, the full outstanding principal amount of $750,000 under the March Yorkville Promissory Note was converted into 14,986, Class A Common stock of the Company.

On January 30, 2025 (the “Issuance Date”), in connection with and pursuant to the terms of the SEPA (refer to Note 16 – Equity for further details), Yorkville agreed to advance to the Company, in exchange for a Convertible Promissory Note (the “January 2025 Yorkville Note”), a total principal amount of $3,500,000. The Company received net proceeds of $3,140,000 after a non-cash original issue discount of $350,000, and $10,00 debt issuance costs paid to Yorkville.

The January 2025 Yorkville Note had a maturity date of July 31, 2025, but may be extended at the option of the Company. Beginning on the 30th day from the Issuance Date, and continuing on the same day of each successive calendar month thereafter, (each, an “Installment Date”), the Company shall repay a portion of the outstanding balance of the January 2025 Yorkville Note in an amount equal to the sum of (i) $1,000,000 of principal (or the outstanding Principal if less than such amount), plus (ii) a payment premium (in an amount equal to 4% of the Principal amount being paid (the “Payment Premium”), and (iii) accrued and unpaid interest as of each Installment Date (collectively, the “Installment Amount”). The Company maintains the right to pay each Installment Amount in cash or via an Advance Notice pursuant to the SEPA or any combination thereof. The January 2025 Yorkville Note bears an interest rate of 0% for the first 90 days following the Issuance Date, and 6% thereafter (the “Interest Rate”). The Interest Rate shall increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined by the January 2025 Yorkville Note). The January 2025 Yorkville Note is convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a conversion price of $20.00 per share (the “Conversion Price”). The Investor may elect to convert part or all of the outstanding balance of the Note at any time or from time to time after the Issuance Date. The Company may prepay the outstanding amount at any time, in whole or in part, subject to a 4% premium, provided that (i) the Company provides the Investor with at least 10 trading days’ prior written notice (each, a “Redemption Notice”) of its desire to prepay the outstanding amount (an “Optional Redemption”), and (ii) on the date the Redemption Notice is issued, the VWAP of the Class A Common Stock is less than the Conversion Price. Pursuant to the January 2025 Yorkville Note, the Company made payments totaling approximately $3,640,000, of which approximately $3,500,000 was applied against outstanding principal, and approximately $140,000 was paid to Yorkville as Payment Premiums and expensed as incurred. As of September 30, 2025, the January 2025 Yorkville Note was fully repaid.

On September 16, 2025, the Company entered into a Convertible Promissory Note (the “September 2025 Yorkville Note”) with Yorkville in principal amount of $2,000,000 (the “Original Principal Amount”) to the Company, to be used as an advance under the outstanding Standby Equity Purchase Agreement entered into on December 14, 2023 by the Company and the Investor. The Company received $890,000 from the Investor on that same date (“Advance #1), which reflects 50% of the Original Principal Amount, 10% discount and certain fees owed at such time. Upon the effectiveness of the registration statement on Form S-1, originally filed with the SEC on September 12, 2025 (File No. 333-290241) and the delivery of a closing statement, the Investor shall remit an amount equal to 50% of the remaining Original Principal Amount, or $1,000,000, less a discount equal to 10% of the Original Principal Amount, netted from the purchase price due and structured as a purchase discount (“Advance #2”).

The September 2025 Yorkville Note was issued on September 16, 2025 and the maturity date of the September 2025 Yorkville Note is March 16, 2026, but may be extended at the option of the Company. Beginning on the 30th day from the date of issuance, and continuing on the same day of each successive calendar month thereafter, (each, an “Installment Date”), the Company shall repay a portion of the outstanding balance of the Note in an amount equal to the sum of (i) $500,000 of principal (or the outstanding Principal if less than such amount), plus (ii) a payment premium in an amount equal to 4% of the Principal amount being paid (the “Payment Premium”), and (iii) accrued and unpaid interest hereunder as of each Installment Date (collectively, the “Installment Amount”). The Company maintains the right to pay each Installment Amount in cash or via an Advance Notice pursuant to the SEPA or any combination thereof. The September 2025 Yorkville Note bears an interest annual rate of 6%, which shall increase to 18% upon the occurrence of an Event of Default, as defined in the September 2025 Yorkville Note. The September 2025 Yorkville Note is convertible into shares of the Company’s Class A common stock, par value $0.0001 per share, at a conversion price of $2.50 per share (the “Conversion Price”). The Investor may elect to convert part or all of the outstanding balance of the September 2025 Yorkville Note at any time or from time to time after the date of issuance. The Company maintains the right to redeem all or any part of the September 2025 Yorkville Note, at any time, provided that (i) the Company provides the Investor with at least 10 trading days’ prior written notice (each, a “Redemption Notice”) of its desire to prepay the outstanding amount (an “Optional Redemption”), and (ii) on the date the Redemption Notice is issued, the VWAP of the Class A Common Stock is less than the Conversion Price.

The Company determined that the January 2025 Yorkville Note and September 2025 Yorkville Note were eligible for the fair value option election in accordance with ASC 825-10-50-28, and made such election to account for the January 2025 Yorkville Note and September 2025 Yorkville Note at fair value.

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The Company estimated the fair value of the January 2025 Yorkville Note at issuance of $3,402,000 using a Monte Carlo simulation, using the following key inputs: principal on the January 2025 Yorkville Note of $3,500,000; remaining term of .50 years; the fair value of the Company’s Class A common stock on the valuation date of $2.24 per share; a market interest rate of 8.7%; a risk-free rate of 4.27%; equity volatility of 224.0%; and the Payment Premium of 4%. Upon issuance, the Company recognized a loss of $252,000 representing the difference between issuance date fair value and the proceeds received net of the original issue discount of $3,150,000, which is included in loss on debt issuance on the accompanying condensed consolidated statement of operations. As of September 30, 2025, the January 2025 Yorkville Note was fully repaid.

The Company estimated the fair value of the September 2025 Yorkville Note at issuance of $1,992,000 using a Monte Carlo simulation, using the following key inputs: principal on the September 2025 Yorkville Note of $2,000,000; remaining term of .50 years; the fair value of the Company’s Class A common stock on the valuation date of $2.12 per share; a market interest rate of 11.8%; a risk-free rate of 3.81%; equity volatility of 128.0%; and the Payment Premium of 4%. Upon issuance, the Company recognized a loss of $192,000 representing the difference between issuance date fair value and the proceeds received net of the original issue discount, which is included in loss on debt issuance on the accompanying condensed consolidated statement of operations.

The Company estimated the fair value of the September 2025 Yorkville Note at September 30, 2025 using a Monte Carlo simulation, using the following key inputs: outstanding principal on the September 2025 Yorkville Note of approximately $2,000,000; remaining term of .46 years; the fair value of the Company’s Class A common stock on the valuation date of $2.94 per share; a market interest rate of 11.5%; a risk-free rate of 3.86%; equity volatility of 123.0%; and the Payment Premium of 4%.

The Company estimated the fair value of the January 2025 Yorkville Note at March 31, 2025 using a Monte Carlo simulation, using the following key inputs: outstanding principal on the Yorkville Note of approximately $1,695,000; remaining term of .33 years; the fair value of the Company’s Class A common stock on the valuation date of $11.20 per share; a market interest rate of 11.3%; a risk-free rate of 4.29%; equity volatility of 171.0%; and the Payment Premium of 4%. As of September 30, 2025, the note was fully repaid.

During the three months and nine months ended September 30, 2025, the Company recognized a loss of approximately $11,000 and $249,000, respectively, on the change in fair value of the September 2025 Yorkville Note and January 2025 Yorkville Note.

During the three and nine months ended September 30, 2024, the Company recorded a loss of $115,000 and $693,000, respectively, related to the change in fair value of the Yorkville Promissory Notes liability, respectively. As of September 30, 2024, the full outstanding balances of the notes issued to Yorkville have been converted into the Company’s Class A Common stock and repaid.

Convertible notes - related party

Term and Convertible Notes - related party (CP BF)

During 2021, the Company entered into a loan agreement with CP BF Lending, LLC (“CP BF”) comprised of a Term Note and a Convertible Note. The Term Note bears cash interest at a rate of 14% per annum paid monthly and accrued interest payable-in-kind (“PIK”) cumulatively at 1.5% per annum. The outstanding principal balance of the Term Note together with accrued and unpaid interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2025 (“Loan Maturity Date”). The Convertible Note accrues PIK interest cumulatively at a rate of 15.5% per annum, and is convertible into Class A Common Stock upon Qualified Financing (as defined in the agreement), upon a Change of Control (as defined in the agreement), upon Prepayment, or at Maturity at a fixed conversion price of $1,336.40 per unit. If not sooner converted or prepaid, the Convertible Note principal together with accrued and unpaid interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on the Loan Maturity Date.

For all respective periods presented, the Company was not in compliance with the Minimum Gross Profit Margin covenant in section 7.14.1 of the Loan Agreement, the Minimum ARR Growth covenant in section 7.14.2 of the Loan Agreement, and the Fixed Charge Coverage Ratio covenant in section 7.14.3 of the Loan Agreement. As a result of the Company’s noncompliance with the financial covenants, the entire principal amount and all unpaid and accrued interest will be classified as current on the Company’s consolidated balance sheets.

On October 10, 2022 the Loan Agreement was amended, where CP BF waived payment by the Company of four months of cash interest with respect to the Term Note in replacement for a Convertible Note (“First Amendment Convertible Note”) in the principal amount of $321,345, which is not considered an Additional Loan as defined above. The First Amendment Convertible Note has the same features as the Convertible Note described above.

The effective interest rate for the Term Note was 16% for the three and nine months ended September 30, 2024. For the three and nine months ended September 30, 2024, interest expense on the Term Note totaled $264,235 and $851,175, respectively, comprised of $238,843 and $772,550, respectively, of contractual interest and $25,392 and $78,625, respectively, for the amortization of the discount. The effective interest rate for the CP BF Convertible Note and First Amendment Convertible Note was 16% for the three and nine months ended September 30, 2024. For the three and nine months ended September 30, 2024, interest expense on the Convertible Notes totaled $112,571 and $350,430, respectively, comprised of $104,314 and $325,818, respectively, of contractual interest and $8,257 and $24,612, respectively, for the amortization of the discount.

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The Company utilizes a combination of scenario-based methods and Black-Scholes option pricing models to determine the average share count outstanding at conversion and the simulated price per share for the Company as of the valuation date. Key inputs into these models included the timing and probability of the identified scenarios, and for Black-Scholes option pricing models used for notes that included a valuation cap, equity values, risk-free rate and volatility.

Convertible notes - related party (CP BF restructuring)

On September 5, 2024, the Company entered into a side letter to the loan agreement with CP BF whereby the Company agreed to consolidate the Term Note, CP BF Convertible Note and First Amendment Convertible Note (combined the “Old CP BF Notes”) into a single convertible note (the “2024 CP BF Convertible Note”). In accordance with ASC 470 Debt, the Company treated the Old CP BF Notes as extinguished and recognized a loss on debt extinguishment of $6,529,402, determined by the sum of the fair value of the 2024 CP BF Convertible Note, plus the fair value of the additional equity consideration given as part of the side letter and share purchase agreement, as discussed below, in excess of the carrying value of the Old CP BF Notes. After consideration of the below transactions it was determined CP BF is a related party as they own approximately 16% of the outstanding Class A Common Stock.

In conjunction with the side letter, the Company agreed to issue to CP BF, 7,000 shares of the Company’s Class A Common Stock. On September 23, 2024 the transaction was finalized and the Company issued the 2024 CP BF Convertible Note with a principal amount of $10,758,775. The outstanding principal balance of the 2024 CP BF Convertible Note together with accrued interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2027 (“2024 Loan Maturity Date”). The 2024 CP BF Convertible Note accrues interest at a rate of 15.5% which interest shall be paid in kind monthly and is convertible at the holder’s option at any time on or following the effectiveness of the first resale registration statement covering the applicable conversion shares at a fixed conversion price per share of $38.90. Upon the occurrence, and during the continuance, of an Event of Default (as defined in the agreement), interest on the 2024 CP BF Convertible Note will bear PIK interest at a per annum rate of 20% (“2024 Default Rate”).

The Company may voluntarily prepay the principal of the 2024 CP BF Convertible Note, in accordance with their terms, in whole or in part at any time. On the date of any such prepayment, the Company will owe to Lender: (i) all accrued interest with respect to the principal amount so prepaid through the date the prepayment is made and (ii) the Exit Fee with respect to the principal amount so prepaid, calculated as 1.0% of the outstanding principal balance of the loans, with only the portion of the principal balance so converted counted for purposes of determining the applicable Exit Fee; and provided further, that, in the event of a partial prepayment of the loans, the Exit Fee shall be calculated on the principal amount so repaid and not on the entire outstanding principal balance thereof, and (iii) all other Obligations, if any, that shall have become due and payable hereunder with respect to the principal amount so prepaid. The 2024 CP BF Convertible Note obtain features that relate to the mandatory prepayment, either partially or in whole, upon certain contingent events.

The embedded redemption put feature upon a Prepayment and Default Interest triggering events that are unrelated to the creditworthiness of the Company are not clearly and closely related to the debt host instrument, were separated and bundled together, as a derivative and assigned probabilities of being affected and initially measured at fair value in the amount of $12,000. Subsequent changes in fair value of the feature will be recognized as a gain or loss in the Consolidated Statement of Operations. The fair value of the bifurcated derivative asset was estimated utilizing the with and without method which uses the probability weighted difference between the scenarios with the derivative and the plain vanilla maturity scenario without a derivative (See Note 7 - Fair Value Measurements). As of September 30, 2025, the fair value of the bifurcated derivatives was $9,000. The Company recorded a loss related to the change in fair value of the bifurcated derivatives of $54,000 for the nine months ended September 30, 2025.

In October 2024, CP BF exercised its optional conversion option in which it received 5,560 Class A Common Stock at the fixed conversion price per share of $38.90 in satisfaction of $216,284 of the Company’s obligations under the 2024 CP BF Convertible Note.

On September 23, 2024, the Company entered into a Securities Purchase Agreement (the “CP BF SPA”), a Registration Rights Agreement (the “CP BF RRA”), a Lock-Up Agreement (the “CP BF Lock Up”) and issued CP BF a Common Stock Purchase Warrant (the “CP BF Warrant”) and a Pre-Funded Warrant (the “CP BF Pre-Funded Warrant,” together with the CP BF SPA, CP BF RRA, CP BF Lock Up and CP BF Warrant, the “CP BF Transaction Documents”). Pursuant to the CP BF SPA, CP BF agreed to convert $2,000,000 in debt into 26,085 shares of Class A Common Stock, CP BF Warrants to purchase up to 56,555 shares of Class A Common Stock and CP BF Pre-Funded Warrants to purchase up to 30,470 shares of Class A Common Stock (all such securities and shares collectively referred to as the “CP BF Registrable Securities”). The CP BF Warrant can be exercised at an initial exercise price of $38.90 per share, subject to adjustment for a term of five years. The CP BF Pre-Funded Warrant will be exercisable at any time after the date of issuance at an exercise price of $0.0001. Neither warrant may be exercised if the holder, together with its affiliates, would beneficially own more than 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. Both warrants may be exercised via cash or cashless exercise. Pursuant to the CP BF RRA, the Company agreed to file a registration statement to register the CP BF Registrable Securities and for the registration statement to become effective on or before December 9, 2024. Under the CP BF Lock-Up, the Company’s CEO, Joe Davy, agreed not to sell an aggregate of 231,114 shares of Class B Common Stock that he owns until such time as CP BF no longer owns any of the CP BF Registrable Securities.

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On September 24, 2024, the Company entered into a securities purchase agreement with an institutional investor for the issuance and sale in a private placement with gross proceeds to the Company of approximately $4.6 million. One of the contingent redemption features in the 2024 CP BF Convertible Note relates to the Company prepaying, either partially or in whole, the obligations upon the sale of the Company’s capital stock equal to 20% of the cash proceeds in excess of $3,000,000. For the nine months ended September 30, 2025, the Company paid a total of $2,840,677 which satisfied outstanding principal under the 2024 CP BF Convertible Note.

The effective interest rate for the 2024 CP BF Convertible Note was approximately 15.4% for the three and nine months ended September 30, 2025. For the three and nine months ended September 30, 2025, interest expense on the 2024 CP BF Convertible Note totaled $299,719 and $958,406, respectively, consisting of $300,669 and $955,715, respectively, of contractual interest offset by $950 and $2,690, respectively, of amortization of the debt premium.

The following table presents the 2024 CP BF Convertible Note as of September 30, 2025:

Face value of the CP BF convertible notes	$8,758,775
Debt premium, net	8,375
Carrying value of the CP BF convertible notes	8,767,150
Accrued interest	1,320,508
Prepayments made	(3,123,992)
Conversions	(216,284)
Total CP BF convertible notes and accrued interest	$6,747,383

The following table presents the 2024 CP BF Convertible Note as of December 31, 2024:

Face value of the CP BF convertible notes	$8,758,775
Debt premium, net	11,066
Carrying value of the CP BF convertible notes	8,769,841
Accrued interest	369,459
Prepayments made	(283,315)
Conversions	(216,284)
Total CP BF convertible notes and accrued interest	$8,639,701

Notes payable, carried at fair value

Term Notes (Agile)

On July 22, 2024, the Company entered into a subordinated business loan and security agreement (the “July Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On July 22, 2024, the Company issued a subordinated secured promissory note (the “July Agile Note”) for an aggregate principal amount of $787,500 and received $750,000 of proceeds, net of administrative agent fees $37,500 to the collateral agent, with a maturity date of February 5, 2025 under the subordinated business loan and security agreement. The loan under the agreement bears interest at a rate of 42% and will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the loan commencing on and including the effective date pursuant to the Agreement’s weekly repayment and amortization schedule.

On September 13, 2024, the Company entered into a subordinated business loan and security agreement (the “September Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On September 13, 2024, the Company issued a subordinated secured promissory note (the “September Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of March 3, 2025 under the September Note. The September Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the September Note commencing on and including the effective date pursuant to the September Note Agreement’s weekly repayment and amortization schedule.

On December 12, 2024, the Company issued a subordinated secured promissory note (the “December Agile Note”) for an aggregate principal amount of $2,400,000 and received $1,782,438 of proceeds, net of administrative agent fees of $120,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $319,500 and $178,063 in respect to early prepayment of the remaining outstanding balances of the July Agile Note and September Agile Note, with a maturity date on the December Agile Note of July 10, 2025. The December Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the December Agile Note commencing on and including the effective date pursuant to the December Agile Note Agreement’s weekly repayment and amortization schedule.

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Upon the modification on December 12, 2024, the Company evaluated the debt modification guidance, determining that the modification is an extinguishment of the existing July Agile Note and September Agile Note due to the terms of the December Agile Note being substantially different from the terms of the July and September Agile Notes. As a result, the Company recorded a loss on debt extinguishment of $1,071,563.

On March 31, 2025, the Company issued a subordinated secured promissory note (the “March Agile Note”) for an aggregate principal amount of $4,000,000 and received $2,044,105 of proceeds, net of administrative agent fees of $200,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $1,755,895 in respect to early prepayment of the remaining outstanding balances of the December Agile Note, with a maturity date on the March Agile Note of November 12, 2025. The March Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the March Agile Note commencing on and including the effective date pursuant to the March Agile Note Agreement’s weekly repayment and amortization schedule.

Upon the modification on March 31, 2025, the Company evaluated the debt modification guidance, determining that the modification is an extinguishment of the existing December Agile Note due to the terms of the March Agile Note being substantially different from the terms of the December Agile Notes. As a result, the Company recorded a loss on debt extinguishment of $1,769,895.

On June 12, 2025, the Company issued a subordinated secured promissory note (the “June Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of December 15, 2025 under the June Note. The June Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the June Note commencing on and including the effective date pursuant to the June Note Agreement’s weekly repayment and amortization schedule.

The July Agile Note, the September Agile Note, the December Agile Note, the March Agile Note, and the June Agile Note are together referred to as the “Agile Notes”.

The collateral under the subordinated business loan and security agreements consist of all of the Company’s goods, accounts, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including intellectual property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other collateral accounts, all certificates of deposit, fixtures, letters of credit rights, securities, and all other investment property, supporting obligations, and financial assets. Upon any Changes in Business or Management, Ownership (as defined in the agreements) or upon an Event of Default (as defined in the agreements), each of the July Agile Note and or the September Agile Note then-outstanding will become accelerated and the Company shall immediately pay to Agile an amount equal to the sum of (i) all outstanding principal of the term loan plus accrued and unpaid interest thereon accrued through the prepayment date, (ii) a Prepayment Fee (as defined in the agreements), plus (iii) all other obligations that are due and payable, including, without limitation, incremental interest at the Default Rate of 5.0% (as defined in the agreements). Additionally, the Company may voluntarily prepay the July Agile Note and or the September Agile Note, in accordance with their terms, in whole or in part at any time. On the date of such prepayment of any principal amounts, the Company will owe to Agile a Prepayment Fee comprising a make-whole premium payment on account of such principal amount prepaid, which shall be equal to the aggregate and actual amount of interest (at the contract rate of interest) that would be paid through the maturity date of the respective note, as described above.

The Agile Notes include contingent redemption (put) rights which trigger mandatory prepayment and a make-whole premium upon certain events including an event of default, and defaulted contingent interest upon an event of default.

Due to the contingent redemption put feature and default interest embedded feature within the Agile Notes, the Company elected to account for the Agile Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

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Interest expense on the Agile Notes totaled $817,721 and $1,499,649 for the three and nine months ending September 30, 2025, respectively and is included in the fair value of the notes.

The following presents the Agile Notes as of September 30, 2025:

Fair Value
Balance at December 31, 2024	3,143,000
Issuance of Agile term notes	4,000,000
Loss on restructuring	1,769,895
Repayments in cash	(3,540,800)
Change in fair value	165,905
Balance at March 31, 2025	5,538,000
Issuance of Agile term notes	262,500
Loss on issuance	110,500
Repayments in cash	(1,929,885)
Change in fair value	149,885
Balance at June 30, 2025	4,131,000
Repayments in cash	(1,724,250)
Change in fair value	75,250
Balance at September 30, 2025	$2,482,000

Outstanding principal balance as of September 30, 2025	$2,108,014
Accrued interest as of September 30, 2025	$1,499,649

Convertible Notes (1800 Diagonal)

On August 16, 2024, the Company entered into a securities purchase agreement and promissory note agreement (the “August Securities Purchase Agreement”) with 1800 Diagonal Lending LLC (“Lender”). On August 16, 2024 the Company issued a promissory note (the “August 1800 Diagonal Note”) for an aggregate principal amount of $184,000 and received $152,000 of proceeds, net of an original issue discount of $24,000 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of June 15, 2025. The August Securities Purchase Agreement stipulates that the Company and Lender may mutually agree to enter into additional tranches of promissory notes over the 12 month period commencing on August 16, 2024, up to an aggregate total of $750,000. The stated interest rate on the August Note is 12% per annum, and interest shall accrue on the August Note commencing on and including the issuance date pursuant to the August Agreement’s monthly repayment and amortization schedule.

On September 24, 2024, the Company issued a second promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of July 30, 2025. The stated interest rate on the September Note is 12% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule. On July 23, 2025, the Company exercised its conversion option under the September 1800 Diagonal Note. On the conversion date, the September 1800 Diagonal Note had a fair value of $17,000 and converted into 7,034 shares of the Company’s Class A Common Stock.

On December 10, 2024, the Company issued a third promissory note (the “December 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of October 15, 2025. The stated interest rate on the December Note is 12% per annum, and interest shall accrue on the December Note commencing on and including the issuance date pursuant to the December Note Agreement’s repayment and amortization schedule. On July 22, 2025, the Company exercised its conversion option under the December 1800 Diagonal Note. On the conversion date, the December 1800 Diagonal Note had a fair value of $58,000 and converted into 19,986 shares of the Company’s Class A Common Stock.

On February 7, 2025, the Company issued a fourth promissory note (the “February 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of December 15, 2025. The stated interest rate on the February Note is 12% per annum, and interest shall accrue on the February Note commencing on and including the issuance date pursuant to the February Note Agreement’s repayment and amortization schedule. On August 11, 2025, the Company exercised its conversion option under the February 1800 Diagonal Note. On the conversion date, the February 1800 Diagonal Note had a fair value of $80,700 and converted into 32,780 shares of the Company’s Class A Common Stock.

On April 17, 2025, the Company issued a fifth promissory note (the “April 1800 Diagonal Note”) for an aggregate principal amount of $230,000 and received $192,000 of proceeds, net of an original discount of $30,000 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of February 15, 2026. The stated interest rate on the April Note is 12% per annum, and interest shall accrue on the April Note commencing on and including the issuance date pursuant to the April Note Agreement’s repayment and amortization schedule.

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On May 9, 2025, the Company issued a sixth promissory note (the “May 1800 Diagonal Note”) for an aggregate principal amount of $163,300 and received $135,000 of proceeds, net of an original discount of $21,300 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of February 15, 2026. The stated interest rate on the May Note is 12% per annum, and interest shall accrue on the May Note commencing on and including the issuance date pursuant to the May Note Agreement’s repayment and amortization schedule.

On July 23, 2025, the Company issued a seventh promissory note (the “July 1800 Diagonal Note”) for an aggregate principal amount of $295,500 and received $250,000 of proceeds, net of an original discount of $38,500 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of May 30, 2026. The stated interest rate on the May Note is 12% per annum, and interest shall accrue on the July Note commencing on and including the issuance date pursuant to the July Note Agreement’s repayment and amortization schedule.

On September 12, 2025, the Company issued an eighth promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $151,800 and received $125,000 of proceeds, net of an original discount of $19,800 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of June 15, 2026. The stated interest rate on the September Note is 14% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule.

The April 1800 Diagonal Note, the May 1800 Diagonal Note, the July 1800 Diagonal Note, and the September 1800 Diagonal Note are together referred to as the “1800 Diagonal Notes”.

Upon an event of default, as defined in the agreements, all or any portion of the 1800 Diagonal Notes that are then-outstanding, may become convertible at the option of the Lender into fully paid and non-assessable shares of the Company’s Common Stock up to 4.99% of the Company’s outstanding shares of Common Stock. The Notes become convertible at the lender’s option upon an event of default, at a conversion price equal to the quotient resulting from dividing the Conversion Amount, measured as the sum of (1) the principal amount of the Note or Notes being converted in such conversion, plus (2) at the lender’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates to the respective note or notes being converted through the conversion date, plus (3) at the lender’s option, the default interest, divided by the “Conversion Price” then in effect on the date specified in the notice of conversion (the conversion date). The Conversion Price will be measured as seventy-five percent (75%) multiplied by the market price, which means the lowest trading price for the Company’s Common Stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date.

The 1800 Diagonal Notes include optional conversion rights to the holder upon an event of default, contingent redemption (put) rights which trigger mandatory prepayment upon event of default, and defaulted contingent interest upon an event of default.

Due to these embedded features within the 1800 Diagonal Notes, the Company elected to account for the 1800 Diagonal Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

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Interest expense on the 1800 Diagonal Notes totaled approximately $54,835 and $71,505 for the three and nine months ending September 30, 2025 and is included in the fair value of the notes.

The following table presents the 1800 Diagonal Notes as of September 30, 2025:

Fair Value
Balance at December 31, 2024	$432,000
Issuance of 1800 Diagonal convertible notes	124,200
Loss on debt issuance	21,800
Repayments in cash	(145,286)
Change in fair value	(21,714)
Balance at March 31, 2025	411,000
Issuance of 1800 Diagonal convertible notes	393,300
Loss on debt issuance	58,700
Repayments in cash	(316,719)
Change in fair value	(16,281)
Balance at June 30, 2025	530,000
Issuance of 1800 Diagonal convertible notes	447,350
Loss on debt issuance	65,650
Repayments in cash	(65,589)
Change in fair value	4,190
Conversions	(156,600)
Balance at September 30, 2025	$825,000

Outstanding principal balance as of September 30, 2025	$732,684
Accrued interest as of September 30, 2025	$71,505

Private Placement Offering (3i, LP)

On June 27, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, 3i, LP (the “Buyer”) for the issuance and sale in a private placement (the “Private Placement Offering”) of senior secured convertible notes of the Company, in the aggregate original principal amount of $11,000,000 (the “Private Placement Convertible Notes”) which Notes shall be convertible into shares of the Company’s Class A Common Stock, par value $0.0001 (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Notes. In connection with the Offering, the Company has also entered into a letter agreement dated April 30, 2025 (the “Letter Agreement”) with Rodman & Renshaw LLC as the exclusive financial advisor (the “Financial Advisor”) pursuant to which the Company has agreed to issue financial advisor warrants to purchase up to an aggregate of 21,212 shares of Common Stock (the “Financial Advisor Warrants”, together with the Buyer Warrants, the “Private Placement Warrants”). The Private Placement Offering closed on June 30, 2025 (the “Closing Date”). Refer to Note 16 - Equity, for further description of the Warrants issued in the Private Placement Offering.

On June 30, 2025, the parties conducted the initial closing pursuant to the terms of the Purchase Agreement. The Company issued an initial Note (the “June 3i Note”) in the aggregate original principal amount of $2,200,000 against the aggregate maximum under the Purchase Agreement with an initial conversion price of $2.50 per share and a warrant to initially acquire up to 67,124 shares of Common Stock (the “Buyer Warrants”) (as exercised, collectively, the “Warrant Shares”) at an exercise price of $2.50 per share. The Company received proceeds of $1,725,000, net of original issue discount and issuance fees and costs. The Company intends to use the net proceeds received from the Offering for general corporate purposes and working capital.

The Notes were issued with an original issue discount of 10.0% and accrue interest at a rate of 10.0% per annum. The Notes mature twelve (12) months from the date of issuance, June 30, 2026 (the “Maturity Date”), unless extended pursuant to the terms thereof. The Notes are convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to quotient of the Conversion Amount divided by (y) the Conversion Price (the “Conversion Rate”). At no time may the Buyer hold more than 4.99% (or up to 9.99% at the election of the Buyers pursuant to the Notes) of the outstanding Common Stock. The conversion price of the Note is subject to a floor price of $0.11.

On August 19, 2025, the parties held an additional closing pursuant to the terms of the Purchase Agreement (the “Second Closing”). The Company issued an additional note (the “August 3i Note”) in the original principal amount of $2,200,000, with an initial conversion price equal to $2.50 per share and issuance date of August 19, 2025 (the Additional Note and the Initial Note, are collectively referred to herein as the “Notes”), and Additional Warrants to purchase up to 126,107 shares of Common Stock, at an initial exercise price equal to $2.50 per share (the “Additional Warrants and the Initial Buyer Warrants, are collectively referred to herein as the “Buyer Warrants”), in the Second Closing. The Additional Note matures on August 19, 2026. Other than the maturity date of the Additional Note and Additional Warrants, respectively, the Additional Note and Additional Warrants have the same terms as those issued on the Initial Closing Date. The initial net proceeds to the Company from the August 2025 Note were approximately $1.762 million, after the original issuance discount and deducting financial advisory fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds received from the Offering for general corporate purposes and working capital.

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The August 2025 Note was issued with an original issue discount of 10.0% (the “OID”), as was the Note issued on the Initial Closing Date and accrue interest at a rate of 10.0% per annum. The August 2025 Note matures 12 months from the date of issuance (the “Maturity Date”), unless extended pursuant to the terms thereof. The Notes are convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to quotient of the Conversion Amount divided by (y) the Conversion Price (the “Conversion Rate”). At no time may the Buyer hold more than 4.99% (or up to 9.99% at the election of the Buyers pursuant to the Notes) of the outstanding Common Stock. The conversion price of the Additional Note is subject to a floor price of $1.10.

In addition, if an Event of Default (as defined in the Notes) has occurred under the Notes, the Buyer may elect convert (each, an “Alternate Conversion”, and the date of such Alternate Conversion, each, an “Alternate Conversion Date”) all, or any part of, the Conversion Amount (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Conversion Amount”) into shares of Common Stock at a conversion rate equal to the quotient of (x) the product of (A) the Redemption Premium and (B) the Alternate Conversion Amount, divided by (y) the Alternate Conversion Price (the “Alternate Conversion Rate”). Upon the occurrence of an Event of Default, the Company is required to deliver written notice to the Buyer within one (1) business day (an “Event of Default Notice”). At any time after the earlier of (a) the Buyer’s receipt of an Event of Default Notice, and (b) the Buyer becoming aware of an Event of Default, the Buyer may require the Company to redeem all or any portion of the Notes at a 15% premium. Beginning the earlier to occur of (x) the Effective Date (as defined in the Registration Rights Agreement) of the initial Registration Statement filed pursuant to the Registration Rights Agreement and (y) August 1, 2025, and thereafter, the first Trading Day of the calendar month immediately following (each an “Installment Date”) until the Maturity Date, the Company shall repay the Buyer approximately $183,333 towards the principal balance of the Notes and any accrued and unpaid interest in cash or, provided certain conditions are satisfied, shares of Common Stock, at the Company’s option (collectively, the “Installment Amount”). In connection with a “Change of Control”, the Buyer shall have the right to require the Company to redeem part or all of the Notes outstanding in cash, at the highest calculation of the Change of Control Redemption Price, each of which is outlined in their entirety within the Notes.

The Private Placement Convertible Notes include optional conversion rights to the holder upon an event of default, contingent redemption (put) rights which trigger mandatory prepayment upon event of default, and defaulted contingent interest upon an event of default.

Due to these embedded features within the Private Placement Convertible Notes, the Company elected to account for the Private Placement Convertible Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the Private Placement Convertible Notes totaled approximately $1,193,231 for the three and nine months ending September 30, 2025 and is included in the fair value of the notes.

The following table presents the Private Placement Convertible Notes as of September 30, 2025:

Fair Value
Balance at December 31, 2024	$—
Balance at March 31, 2025	—
Issuance of Private Placement Convertible Notes	2,200,000
Loss on debt issuance	476,000
Balance at June 30, 2025	2,676,000
Issuance of Private Placement Convertible Notes	2,000,000
Loss on debt issuance	1,083,000
Repayments in cash	$(1,291,516)
Change in fair value	$(514,338)
Conversions	$(1,649,146)
Balance at September 30, 2025	$2,304,000

Outstanding principal balance as of September 30, 2025	$2,750,853
Accrued interest as of September 30, 2025	$1,193,231

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14. Warrant Liabilities

Public Warrants

The Company assumed Public Warrants in the Merger, exercisable into 23,000 shares of Common Stock of the Company, and which remained outstanding as of September 30, 2025. The Public Warrants have an exercise price of $5,750 per share, subject to adjustments, and will expire five years from the Merger Closing Date. The exercise price and number of shares of Class A Common Stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation.

The Company will not be obligated to deliver any shares of Class A Common Stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company’s satisfying its obligations described below with respect to registration, or a valid exemption from registration is available. No Public Warrant will be exercisable and the Company will not be obligated to issue a share of Class A Common Stock upon exercise of a Public Warrant unless the shares of Class A Common Stock issuable upon such Public Warrant exercise has been registered, qualified, or deemed to be exempt under the securities laws of the state of of the registered holder of the Public Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Public Warrant, the holder of such Public Warrant will not be entitled to exercise such Public Warrant and such Public Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any Public Warrant. The Resale Registration statement went effective on February 14, 2024. As the Resale Registration Statement was declared effective within the contractual 60-day term upon closing of the Merger, no “cashless basis” exercises were triggered during the period ended September 30, 2025.

Redemption of Public Warrants When the price per Share of Class A Common Stock Equals or Exceeds $9,000

Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants:

●	in whole and not in part;

●	at a price of $5.00 per Warrant;

●	upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and

●	if, and only if, the closing price per share of Class A Common Stock equals or exceeds $9,000 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a Public Warrant as described under the heading “- Warrants—Public Stockholder Warrants—Anti-dilution Adjustments”) for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the Public Warrants as described above unless a registration statement under the Securities Act covering the issuance of shares of Class A Common Stock issuable upon exercise of the Public Warrants is then effective and a current prospectus relating to those shares of Class A Common Stock is available throughout the 30-day redemption period. If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the Public Warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the Public Warrants, each warrant holder will be entitled to exercise his, her or its Public Warrant prior to the scheduled redemption date. However, the price per share of Class A Common Stock may fall below the $9,000 redemption trigger price (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a Public Warrant as described under the heading “-Warrants—Public Stockholder Warrants—Anti-dilution Adjustments”) as well as the $5,750 (for whole shares) Public Warrant exercise price after the redemption notice is issued.

No fractional shares of Class A Common Stock will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, the Company will round down to the nearest whole number of the number of shares of Class A Common Stock to be issued to the holder.

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GEM Financing Arrangement

In association with the GEM Letter, see Note 13 - Debt for further details, at Closing, the GEM Warrant automatically became an obligation of the Company, and on December 15, 2023, the Company issued the GEM Warrant granting GEM the right to purchase 1,657 shares at an exercise price of $3,245 per share. GEM may exercise the GEM Warrant at any time and from time to time until December 14, 2026. The terms of the GEM Warrant provide that the exercise price of the GEM Warrant, and the number of shares of Class A Common Stock for which the GEM Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of New Banzai Common Stock resulting from stock splits, reverse stock splits, consolidations, combinations and reclassifications. Additionally, the GEM Warrant contains weighted average anti-dilution provisions that provide that if the Company issues shares of Common Stock, or securities convertible into or exercisable or exchange for, shares of Common Stock at a price per share that is less than 90% of the exercise price then in effect or without consideration, then the exercise price of the GEM Warrant upon each such issuance will be adjusted to the price equal to 105% of the consideration per share paid for such Common Stock or other securities. In the event of a Change of Control, if the Surviving Corporation does not have registered class of equity securities and common shares listed on a U.S. national securities exchange, then the Holder is entitled to receive one percent of the total consideration received by the Company’s stockholders and the GEM Warrants will expire upon payment. Upon the closing of the OpenReel Merger, the exercise price of the GEM Warrants were adjusted to the price equal to 105% of the consideration per share paid which resulted in a strike price of $18.30. The effect of the change in strike price feature being triggered resulted in a change of value of approximately $15,000 which is recorded in the statement of operations line change in fair value of warrant liability.

The Warrants were not considered indexed to the issuer’s stock pursuant to ASC 815, as the holder’s ability to receive in lieu of the Warrant one percent of the total consideration received by the Company’s stockholders in connection with a Change of Control, where the surviving corporation is not publicly traded, adjusts the settlement value based on items outside the Company’s control in violation of the fixed-for-fixed option pricing model. As such, the Company recorded the Warrants as liabilities initially measured at fair value with subsequent changes in fair value recognized in earnings each reporting period.

The measurement of fair value was determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, probability of dilutive term of three years, and expected time to conversion). As of September 30, 2025 and December 31, 2024, the fair value of the Warrants, as determined by the Monte Carlo simulation option pricing model, were $2,000 and $15,000, respectively.

If the per share market value of one share of Class A Common Stock is greater than the then-current exercise price, then GEM will have the option to exercise the GEM Warrant on a cashless basis and receive a number of shares of Class A Common Stock equal to (x) the number of shares of Class A Common Stock purchasable upon exercise of all of the GEM Warrant or, if only a portion of the GEM Warrant is being exercised, the portion of the GEM Warrant being exercised, less (y) the product of the then-current exercise price and the number of shares of Class A Common Stock purchasable upon exercise of all of the GEM Warrant or, if only a portion of the GEM Warrant is being exercised, the portion of the GEM Warrant being exercised, divided by the per share market value of one share of Class A Common Stock.

The GEM Warrant may not be exercised if such exercise would result in the beneficial ownership of the holder and its affiliates in excess of 9.99% of the then-issued and outstanding shares of Common Stock.

Private Placement Offering Warrants

In association with the Private Placement Convertible Notes, see Note 13 - Debt for further details, at Closing, the Company issued Private Placement Warrants. Holders of the Private Placement Warrants may exercise the Private Placement Warrants at any time and from time to time until the three years from the date of issuance for the June issuance and five years from the date of issuance for the August issuance. The terms of the Private Placement Warrants provide that the exercise price of the Private Placement Warrants, and the number of shares of Class A Common Stock for which the Private Placement Warrants may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of Banzai Common Stock resulting from stock splits, reverse stock splits, consolidations, combinations, and reclassifications. Additionally, the Private Placement Warrants contain anti-dilution and change in option price or rate of conversion price (“Variable Price”) provisions that provide that if the Company issues shares of Common Stock, or securities convertible into or exercisable or exchange for, shares of Common Stock after the Private Placement Offering, at a price per share that varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, then the Holders of Private Placement Warrants have the right, but not the obligation, at their sole discretion, to elect to substitute the Variable Price for the Exercise Price upon exercise of the Private Placement Warrants.

The Warrants were not considered indexed to the issuer’s stock pursuant to ASC 815, as the holder’s ability to receive in lieu of the Warrant, cash in an amount equal to the Black Scholes Value (“Black Scholes Value”) in connection with a Change of Control, adjusts the settlement value based on items outside the Company’s control in violation of the fixed-for-fixed option pricing model. As such, the Company recorded the Warrants as liabilities initially measured at fair value with subsequent changes in fair value recognized in earnings each reporting period.

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The measurement of fair value at issuance on June 30, 2025 and August 19, 2025, was determined utilizing a Monte Carlo simulation considering all relevant assumptions current at the date of issuance (i.e., share price, exercise price, term, volatility, risk-free rate, and term of three to five years). As of September 30, 2025, the fair value of the Private Placement Warrants, as determined by the Monte Carlo simulation option pricing model, was $901,000.

The following table sets forth a summary of the inputs to the Monte Carlo Simulation for the Private Placement Warrant liability which are Level 3 financial liabilities that are measured at fair value on a recurring basis:

Key Inputs	September 30, 2025

Stock price	$2.94
Contractual term (years)	2.75 - 4.89
Risk-free rate	0% - 3.7%
Volatility(1)	98% - 128%
Exercise Price	$2.50-$3.13
Dividend yield	0.00%

15. Commitments and Contingencies

Leases

The Company has operating leases for its real estate across multiple states. The operating leases have remaining lease terms of approximately 2.08 years as of September 30, 2025 and consist primarily of office space.

The lease agreements generally do not provide an implicit borrowing rate. Therefore, the Company used a benchmark approach to derive an appropriate incremental borrowing rate to discount remaining lease payments.

Leases with an initial term of twelve months or less are not recorded on the balance sheet. There are no material residual guarantees associated with any of the Company’s leases, and there are no significant restrictions or covenants included in the Company’s lease agreements. Certain leases include variable payments related to common area maintenance and property taxes, which are billed by the landlord, as is customary with these types of charges for office space. The Company has not entered into any lease arrangements with related parties.

The Company’s existing leases contain escalation clauses and renewal options. The Company is not reasonably certain that renewal options will be exercised upon expiration of the initial terms of its existing leases.

The Company entered into a sublease which it has identified as an operating lease prior to the adoption of ASC 842 Leases. The Company remains the primary obligor to the head lease lessor, making rental payments directly to the lessor and separately billing the sublessee. The sublease is subordinate to the master lease, and the sublessee must comply with all applicable terms of the master lease. The Company subleased the real estate to a third-party at a monthly rental payment amount that was less than the monthly cost that it pays on the headlease with the lessor. The sublease expired at the end of September 2024.

The components of lease expense for the three months ended September 30, 2025 and 2024 , are as follows:

	For the Three Months Ended September 30,
Components of lease expense:	2025	2024
Operating lease cost	$7,333	$44,999
Sublease income	—	(12,000)
Total lease (income) cost	$7,333	$32,999

The components of lease expense for the nine months ended September 30, 2025 and 2024, are as follows:

	For the Nine Months Ended September 30,
Components of lease expense:	2025	2024
Operating lease cost	$21,997	$138,383
Sublease income	—	(117,084)
Total lease (income) cost	$21,997	$21,299

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Supplemental cash flow information related to leases are as follows:

	For the Nine Months Ended September 30,
Supplemental cash flow information:	2025	2024
Cash paid for amounts included in the measurement of lease liabilities:
Non-cash lease expense (operating cash flow)	$17,391	$131,627
Change in lease liabilities (operating cash flow)	(16,740)	(231,691)

Supplemental balance sheet information related to leases was as follows:

Operating leases:	September 30, 2025	December 31, 2024
Operating lease right-of-use assets	$55,174	$72,565
Operating lease liability, current	25,046	22,731
Operating lease liability, non-current	30,919	49,974
Total operating lease liabilities	$55,965	$72,705

Weighted-average remaining lease term:	September 30, 2025	December 31, 2024
Operating leases (in years)	2.08	2.83

Weighted-average discount rate:	September 30, 2025	December 31, 2024
Operating leases	9.40%	9.40%

Future minimum lease payments under non-cancellable lease as of September 30, 2025, are as follows:

Maturities of lease liabilities:
Year Ending December 31,
Remainder of 2025	$7,259
2026	29,466
2027	25,167
2028	—
2029 and thereafter	—
Total undiscounted cash flows	61,892
Less discounting	(5,927)
Present value of lease liabilities	$55,965

Investor Relations Consulting Agreement with MZHCI, LLC

On August 26, 2024, the Company entered into an Investor Relations Consulting Agreement (the “Consulting Agreement”) with MZHCI, LLC, a MZ Group Company (“MZHCI”), pursuant to which the Company agreed to issue 2,400 restricted shares, partially in exchange for the various investor relations services outlined in the Consulting Agreement. The Company will also pay MZHCI $12,500 per month for their investor relations services with an annual 5% cost of living adjustment. This agreement becomes effective upon the execution of the Consulting Agreement and shall remain effective for a period of six (6) months, unless terminated earlier. The Consulting Agreement shall automatically renew every six (6) months thereafter unless either party delivers to the other sixty (60) days written notice of termination prior to the end of the then-current term. On September 9, 2024, the Company issued 24,000 shares to MZHCI. The shares are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and were issued as restricted stock with an appropriate restrictive legend.

Repayment Plans

During 2024 the Company entered into various agreements (the “Settlement Agreements”) to reorganize outstanding debt from certain creditors (collectively, the “Creditors”) into shares of the Company’s Class A Common Stock (the “Shares”) (collectively, the “Debt Reorganization”). The Shares issued as part of the Debt Reorganization include Shares that are to be registered with the Securities and Exchange Commission (the “SEC”) in a registration statement on Form S-1 and Shares that are exempt from registration. The details of the various agreements are summarized below.

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Repayment Agreement with Perkins Coie LLP

On September 9, 2024, the Company entered into a Repayment Agreement (the “Perkins Repayment Agreement”) where the Company agreed to issue $1,385,000 worth of shares, which the Company shall register no fewer than 46,000 shares, subject to adjustment, in a registration statement on Form S-1 within 60 days of entering into the Perkins Repayment Agreement, and will use reasonable best efforts to ensure the Registration Statement becomes effective promptly and remains effective until all shares issued under the Perkins Repayment Agreement are sold. The Company’s registration statement on Form S-1 was filed with the SEC on October 16, 2024 and became effective on November 6, 2024. As of December 31, 2024, the Company had issued 60,000 shares to Perkins to settle part of the outstanding liability balance. During the nine months ending September 30, 2025, the Company issued 130,000 shares to Perkins to settle the remaining outstanding liability balance.

Repayment Agreement with Cooley LLP

On September 19, 2024 the Company entered into a Repayment Agreement with Cooley LLP (“Cooley”) for previously provided legal services (the “Cooley Repayment Agreement”). Under the Cooley Repayment Agreement, the Company’s outstanding fees have been lowered from $1,523,029 to $400,000 (the “Cooley Unpaid Fee”) in exchange for 11 monthly installments of $36,300, with the first payment to be made on October 1, 2024. If payments are not made in accordance with the Repayment Agreement, Cooley retains the right to seek to collect the entire original outstanding fee balance. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated. The Company made all required payments as of June 30, 2025 and accordingly recognized a gain on settlement of approximately $1.1 million, recognized within Gain on extinguishment of liabilities on the condensed consolidated statement of operations, for the nine months ended September 30, 2025.

Settlement Letter with CohnReznick LLP

On September 19, 2024, the Company entered into a Settlement Letter with CohnReznick LLP (“CohnReznick”) regarding the Company’s unpaid balance totaling $817,400 for services rendered in connection with the 7GC business combination with the Company (the “Settlement Letter”). Under the Settlement Letter, the Company and CohnReznick agreed to settle the total unpaid balance due, upon CohnReznick’s receipt of $450,000 (the “Settlement Amount”), which will be paid in 15 equal monthly installments of $30,000. In consideration of the Settlement Letter, CohnReznick has agreed to not to pursue collection efforts now or at any time in the future, except as otherwise provided in the Settlement Letter. If payments are not made in accordance with the Settlement Letter, the unpaid portion of the total unpaid balance will immediately become due and payable. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated. The remaining unpaid balance of $577,400 is included in Accrued expenses and other current liabilities on the condensed consolidated balance sheet as of September 30, 2025.

Repayment Agreement with Sidley Austin LLP

On September 19, 2024, the Company entered into a Repayment Agreement with Sidley Austin LLP (“Sidley”) for previously provided legal services (the “Sidley Repayment Agreement”). Under the Sidley Repayment Agreement, the Company’s outstanding fees have been lowered from $4,815,979 to $1,605,326 (the “Sidley Unpaid Fee”). Under the Sidley Repayment Agreement, the Company agrees to 12 monthly payments that Sidley applies to the balance of the Sidley Unpaid Fee on a 2 for 1 basis, such that for every one dollar ($1.00) paid by Company, Sidley shall reduce the Sidley Unpaid Fee Amount by an additional two dollars ($2.00). If payments are not made in accordance with the Sidley Repayment Agreement, the shortfall shall accrue interest at a rate of 12% per annum, compounded daily, until such payment is made. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated. The Company made all required payments as of June 30, 2025 and accordingly recognized a gain on settlement of approximately $3.2 million, recognized within Gain on extinguishment of liabilities on the condensed consolidated statement of operations, for the nine months ended September 30, 2025.

Repayment Agreement with Donnelley Financial LLC

On September 13, 2024, the Company entered into a Repayment Agreement with Donnelley Financial LLC (“Donnelley”) for previously provided services (the “Donnelley Repayment Agreement”). Under the Donnelley Repayment Agreement, the Company’s outstanding fees have been lowered from $1,072,148 to $357,025 (the “Donnelley Unpaid Fee”). The Donnelley Unpaid Fee will be paid in 12 monthly installments, with the first monthly payment of $45,000 due on October 1, 2024; the remaining 11 payments shall each be in the amount of $28,366. Under the Donnelly Repayment Agreement, the original outstanding fee balance shall become immediately due and payable upon the occurrence of certain events, including failure to make a payment of the Donnelly Unpaid Fee when due and failure to pay for any additional services. As such, in accordance with ASC 470-60, no gain on settlement will be recorded until all payments have been made as required and the potential obligation to pay the amounts written off are eliminated. The remaining unpaid balance of $109,464 is included in Accrued expenses and other current liabilities on the condensed consolidated balance sheet as of September 30, 2025.

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Repayment Agreement with Verista Partners, Inc.

On August 26, 2024, the Company entered into a Repayment Agreement with Verista Partners, Inc. aka Winterberry Group, (“Verista” or “Winterberry”) for previously provided services (the “Verista Repayment Agreement”). Under the Verista Repayment Agreement, the Company’s outstanding fees are $196,666 (the “Verista Unpaid Fee”). The Company and Verista have agreed that the Verista Unpaid Fee will be repaid with $66,666 worth of shares of the Company, and $130,000 in 16 equal cash installment payments of $8,125, beginning on October 1, 2024, and on the first day of each month thereafter through January 1, 2026. As of September 30, 2025, the Company had issued 3,000 shares and made aggregate installment payments of $78,437 to Verista. The remaining unpaid balance of $45,785 is included in Accounts Payable on the condensed consolidated balance sheet as of September 30, 2025.

Payment to Act-On

The Company previously announced its entry into an Agreement and Plan of Merger, dated January 22, 2025, with Act-On Software, Inc., a Delaware corporation (“Act-On”), and Banzai Passage Inc., a Delaware corporation and wholly owned subsidiary of Banzai. Although the Company worked diligently to complete all closing conditions of the Plan of Merger, due to current market conditions, on June 6, 2025, Act-On served Banzai with a notice of termination to terminate the Merger Agreement and any related agreements (collectively, the “Transaction Documents”). As per the Transaction Documents, within five calendar days, the Company was required to pay certain termination fees including $500,000 in liquidated damages to cover certain transaction expenses that Act-On incurred in connection with the merger contemplated by the Merger Agreement and $882,030 in additional interest and extension fees associated with one of Act-On’s outstanding debts that the Company had intended to payoff in connection with the merger contemplated by the Merger Agreement. As of September 30, 2025, the Company had paid the total amount owed of approximately $1,382,030 to Act-On.

Legal Matters

In the regular course of business affairs and operations, the Company is subject to possible loss contingencies arising from third-party litigation and federal, state, and local environmental, labor, health and safety laws and regulations. The Company assesses the probability that they may incur a liability in connection with certain of these lawsuits. The Company’s assessments are made in accordance with generally accepted accounting principles, as codified in ASC 450-20, and is not an admission of any liability on the part of the Company or any of its subsidiaries. In certain cases that are in the early stages and in light of the uncertainties surrounding them, the Company does not currently possess sufficient information to determine a range of reasonably possible liability.

16. Equity

Class A and B Common Stock

The Company is authorized to issue up to 275,000,000 shares, consisting of 250,000,000 Class A Common Stock, and 25,000,000 shares of Class B Common Stock par value $0.0001 per share.

The Class A Common Stock and Class B Common Stock entitle their holders to one vote per share and ten votes per share, respectively, on each matter properly submitted to the stockholders entitled to vote thereon. The holders of shares of Common Stock shall be entitled to receive dividends declared by the Board of Directors, on a pro rata basis based on the number of shares of Common Stock held by each such holder, assuming conversion of all Class B Common Stock into Class A Common Stock at a one to one conversion ratio.

There were 5,205,098 shares (4,973,984 Class A Common Stock and 231,114 Class B Common Stock) issued and outstanding at September 30, 2025 and 819,516 shares (588,402 Class A Common Stock and 231,114 Class B Common Stock) issued and outstanding at December 31, 2024.

Preferred Stock

The Company is authorized to issue 75,000,000 shares of preferred stock with a par value of $0.0001 per share. The board of directors of the Company (the “Board”) has the authority to issue preferred stock and to determine the rights, privileges, preferences, restrictions, and voting rights of those shares. As of September 30, 2025 and December 31, 2024, one and one shares of preferred stock were outstanding, respectively.

Yorkville Standby Equity Purchase Agreement (“SEPA”)

On December 14, 2023, the Company entered into the SEPA with YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (“Yorkville”) in connection with the Merger. Pursuant to the SEPA, subject to certain conditions, the Company shall have the option, but not the obligation, to sell to Yorkville, and Yorkville shall subscribe for, an aggregate amount of up to up to $100,000,000 of the Company’s shares of Class A common stock, par value $0.0001 per share, at the Company’s request any time during the commitment period commencing on December 14, 2023 and terminating on the 36-month anniversary of the SEPA (the “SEPA Option”).

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Each advance (each, an “Advance”) the Company requests under the SEPA (notice of such request, an “Advance Notice”) may be for a number of shares of Class A common stock up to the greater of (i) 10,000 shares or (ii) such amount as is equal to 100% of the average daily volume traded of the Class A common stock during the five trading days immediately prior to the date the Company requests each Advance; provided, in no event shall the number of shares of Class A common stock issued cause the aggregate shares of Class A common stock held by Yorkville and its affiliates as of any such date to exceed 9.99% of the total number of shares of Class A common stock outstanding as of the date of the Advance Notice (less any such shares held by Yorkville and its affiliates as of such date) (the “Exchange Cap”). The shares would be purchased, at the Company’s election, at a purchase price equal to either:

(i)	95% of the average daily Volume Weighted Average Price (“VWAP”) of the Class A Common Stock on the Nasdaq Stock Market (“Nasdaq”), subject to certain conditions per the SEPA (the “Option 1 Pricing Period; or

(ii)	96% of the lowest daily VWAP of the Class A Common Stock during the three trading days commencing on the Advance Notice date, subject to certain conditions per the SEPA (the “Option 2 Pricing Period”).

Any purchase under an Advance would be subject to certain limitations, including that Yorkville shall not purchase or acquire any shares that would result in it and its affiliates beneficially owning more than 9.99% of the then outstanding voting power or number of shares of Class A common stock or any shares that, aggregated with shares issued under all other earlier Advances, would exceed 19.99% of all shares of Class A common stock and Class B common stock of the Company, par value $0.0001 per share, outstanding on the date of the SEPA, unless Company shareholder approval was obtained allowing for issuances in excess of such amount.

The SEPA Option was determined to be a freestanding financial instrument which did not meet the criteria to be accounted for as a derivative instrument or to be recognized within equity. Pursuant to ASC 815 Derivatives and Hedging (“ASC 815”), the Company will therefore recognize the SEPA Option as an asset or liability, measured at fair value at the date of issuance, December 14, 2023, and in subsequent reporting periods, with changes in fair value recognized in earnings.

In connection with the execution of the SEPA, the Company agreed to pay a commitment fee of $500,000 to Yorkville at the earlier of (i) March 14, 2024 or (ii) the termination of the SEPA, which will be payable, at the option of the Company, in cash or shares of Class A common stock through an Advance (the “Deferred Fee”). In March 2024 the Company issued 1,420 Class A common stock as payment for the Deferred Fee.

Pursuant to the terms of the SEPA, at any time that there is a balance outstanding under the Yorkville Promissory Notes or Yorkville Note, Yorkville has the right to receive shares to pay down the principal balance, and may select the timing and delivery of such shares (via an “Investor Notice”), in an amount up to the outstanding principal balance on the Yorkville Promissory Notes at a purchase price equal to the lower of (i) $5,000 per share of Class A common stock (the “Fixed Price”), or (ii) 90% of the lowest daily Volume Weighted Average Price (“VWAP”) of the Class A common stock on Nasdaq during the 10 consecutive Trading Days immediately preceding the Investor Notice date or other date of determination (the “Variable Price”). The Variable Price shall not be lower than $1,000 per share (the “Floor Price”). The Floor Price shall be adjusted (downwards only) to equal 20% of the average VWAP for the five trading days immediately prior to the date of effectiveness of the initial Registration Statement. Notwithstanding the foregoing, the Company may reduce the Floor Price to any amount via written notice to Yorkville, provided that such amount is no more than 75% of the closing price on the Trading Day immediately prior to the time of such reduction and no greater than $1,000 per share of Class A common stock (the “Conversion Price”). At any time that there is a balance outstanding under the Yorkville Promissory Notes, the Company is not permitted to issue Advance Notices under the SEPA unless an Amortization Event has occurred under the terms of the Yorkville Promissory Notes agreement.

During the three and nine months ended September 30, 2025, the Company issued Advance Notices to Yorkville pursuant to the SEPA requesting the purchase of shares of the Company’s Class A common stock. The Company elected to issue Advance Notices subject to both the Option 1 Pricing Period (the “Option 1 Advances”) and the Option 2 Pricing Period (the “Option 2 Advances”).

During the nine months ended September 30, 2025 the Company requested the purchase of a total of 1,266,001 shares of the Company’s Class A common stock in connection with the Option 1 Advances, which Yorkville purchased for a total purchase price of approximately $6,814,734. The Company recognized a loss of approximately $340,850 on the sales, which represents the difference between the fair value of the shares issued and the proceeds received from the sales.

During the nine months ended September 30, 2025 the Company requested the purchase of a total of 1,179,000 shares of the Company’s Class A common stock in connection the Option 2 Advances. The issuance of the Advance Notices subject to the Option 2 Pricing Period represents the creation of forward share sales contracts, which were determined to meet the definition of a derivative pursuant to ASC Topic 815, Derivatives and Hedging. As such, upon issuance of the Advance Notices for the Option 2 Advances, the Company recognized derivative liabilities totaling approximately $431,203 in the aggregate, the fair values of which represented the intrinsic value of the requested number of shares of Class A common stock on the Advance Notice dates. The Company recognized a loss of approximately $431,000 during the nine months ended September 30, 2025 representing the change in fair value of the derivative liabilities during the period from the Advance Notice dates and the settlement dates of the Option 2 Advances. Upon settlement of the Option 2 Advances, the Company sold an aggregate of 1,179,000 shares of the Company’s Class A common stock to Yorkville for total proceeds of approximately $10,779,127.

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Additionally, during the nine months ended September 30, 2025, the Company settled one Advance Notice subject to the Option 2 Pricing Period issued on December 30, 2024, and accordingly sold 30,489 of the Company’s Class A common stock to Yorkville for proceeds of approximately $48,000.

Shares Issued under ATM Agreement

On August 27, 2025, the Company, entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (“Wainwright”), to sell its shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), from time to time, in an “at the market offering” program through Wainwright, with certain limitations on the amount of Class A Common Stock that may be offered and sold thereunder. The sales of the Shares made under the ATM Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, including sales made directly on or through the Nasdaq Capital Market or on any other existing trading market for the Company’s Class A Common Stock, directly to Wainwright as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law.

During the nine months ended September 30, 2025, the Company issued 406,772 shares under the ATM Agreement for net proceeds of approximately $1,078,710.

Shares Issued to Hudson

On January 3, 2025, the Company issued 15,000 restricted shares of its Common Stock, with a determined fair value of $232,500, partially in exchange for the business advisory services outlined in the consulting agreement with Hudson Global Ventures, LLC, a Nevada limited liability company (“Hudson”). On April 25, 2025, July 1, 2025 and September 3, 2025, the Company issued 40,000, 23,600, and 52,000, respectively, restricted shares of its Class A Common Stock to Hudson, in exchange for certain business advisory services as outlined in a consulting agreement with Hudson, executed on April 1, 2025.

Shares Issued to Verista

On August 26, 2024, the Company issued 3,000 shares of its Common Stock, with a determined fair value of $49,800, in partial settlement of amounts owing to Verista. Refer to Note 15 - Commitments and Contingencies for further detail.

Shares Issued for RSU

During the nine months ended September 30, 2025, holders of 125,427 RSU’s exercised those RSU’s in exchange for 125,427 shares of Class A Common Stock of the Company.

Shares Issued for Vidello Acquisition

As disclosed above, on January 31, 2025, the Company closed a previously announced merger with Vidello. As part of the consideration paid to the Vidello Shareholders, the Company issued 89,820 shares of Class A Common Stock, with a determined fair value of $1,661,677. Refer to Note 4 - Acquisition of Vidello for further detail.

Shares Issued for prefunded warrant exercise

On April 21, 2025, the Company issued 104,882 shares of Class A Common Stock to Alco, resulting from the exercise by Alco of prefunded warrants purchased during September 2024.

Shares Issued for private placement

In May 2025, the Company entered into a private placement agreement with certain investors to sell 31,885 shares of Class A common stock at $6.90 per share and 32,352 prefunded warrants (the “May 2025 Prefunded Warrants”) at $3.40 per warrant. The May 2025 Prefunded Warrants were immediately exercised, resulting in the issuance of 32,352 shares of Class A common stock. The Company collected in aggregate $330,000 of gross proceeds from this private placement.

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17. Stock-Based Compensation

During 2023, the Company adopted the 2023 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan permits eligible employees of the Company and certain designated companies as determined by the Board of Directors, to purchase shares of the Company’s Common Stock. The aggregate number of shares of common stock that may be purchased pursuant to the Purchase Plan is equal to 2% of the fully diluted common stock determined at the Close of the Merger Agreement, determined to be 1,144. In addition, the aggregate number of shares of common stock that remain available to be awarded under the Purchase Plan, will automatically increase on January 1 of each year for a period of 10 years commencing on January 1, 2024 and ending on January 1, 2033, in an amount equal to the lesser of one percent (1%) of the total number of shares of the fully diluted common stock determined as of December 31 of the preceding year, or a number of shares of common stock equal to two hundred percent (200%) of the initial share reserve of 1,144. As of September 30, 2025 and December 31, 2024, 26,039 and 1,156 shares of common stock remain available to be purchased under the Purchase Plan, respectively.

During 2023, the Company adopted the 2023 Equity Incentive Plan (the “Plan”). The Plan permits the granting of incentive stock options, nonstatutory stock options, SARs, restricted stock awards, RSU awards, performance awards, and other awards. to employees, directors, and consultants. The aggregate number of shares of common stock that may be issued will not exceed approximately 12.5% of the fully diluted common stock determined at the Close of the Merger, determined to be approximately 7,152. In addition, the aggregate number of shares of common stock that remain available to be awarded under the Plan, will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2024 and ending on January 1, 2033, in an amount equal to 5% of the total number of shares of the fully diluted common stock determined as of the day prior to such increase. As of September 30, 2025 and December 31, 2024, 425,699 and 232 stock options remain available to be awarded under the Plan, respectively.

The Company accounts for stock-based payments pursuant to ASC 718 Stock Compensation and, accordingly, the Company records compensation expense for stock-based awards based upon an assessment of the grant date fair value for options using the Black-Scholes option pricing model. The Company has concluded that its historical share option exercise experience does not provide a reasonable basis upon which to estimate expected term. Therefore, the expected term was determined according to the simplified method, which is the average of the vesting tranche dates and the contractual term. Due to the lack of company specific historical and implied volatility data, the estimate of expected volatility is primarily based on the historical volatility of a group of similar companies that are publicly traded. For these analyses, companies with comparable characteristics were selected, including enterprise value and position within the industry, and with historical share price information sufficient to meet the expected life of the share-based awards. The Company computes the historical volatility data using the daily closing prices for the selected companies’ shares during the equivalent periods of the calculated expected term of its share-based awards. The risk-free interest rate is determined by reference to the U.S. Treasury zero-coupon issues with remaining maturities similar to the expected term of the options. Expected dividend yield is zero based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

The following table summarizes assumptions used to compute the fair value of options granted:

	September 30, 2025	September 30, 2024
Stock price	$14-5,990	$146 - 305
Exercise price	$15-5,990	$146 - 2,500
Expected volatility	110.95%	61.00 - 62.12%
Expected term (in years)	10	5.61 - 6.08
Risk-free interest rate	4.45%	4.20 - 4.45%

A summary of stock option activity under the Plan is as follows:

	Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Intrinsic Value
Outstanding at December 31, 2024	2,566	$1,618.30	8.52	$—
Granted	10,086	210.45	9.12	—
Expired	(17)	176.44	—	—
Forfeited	(43)	292.63	—	—
Outstanding at September 30, 2025	12,592	$347.85	8.89	—
Exercisable at September 30, 2025	1,312	$1,668.77	6.82	$—

In connection with issuances under the Plan, the Company recorded stock-based compensation expense related to stock options of $79,488 and $182,496, which is included in general and administrative expense for the nine months ended September 30, 2025 and 2024, respectively. The weighted-average grant-date fair value per option granted during the nine months ended September 30, 2025 and 2024 was $12 and $85, respectively. As of September 30, 2025 and 2024, $261,467 and $591,887 of unrecognized compensation expense related to non-vested awards is expected to be recognized over the weighted average period of 9.13 and 3.55 years, respectively. The aggregate intrinsic value is calculated as the difference between the fair value of the Company’s stock price and the exercise price of the options.

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RSUs

During the year ended December 31, 2024, the Company began issuing RSUs to employees and to non-employee directors. Each RSU entitles the recipient to one share of Class A Common Stock upon vesting. The Company measures the fair value of RSUs using the stock price on the date of grant. Stock-based compensation expense for employee-granted RSUs is recorded ratably over their vesting period of (a) four years - 25% of the RSUs will vest on each anniversary, or (b) one year - 25% will vest quarterly, or (c) one year – 100% will vest on the first anniversary of the vesting commencement date until the RSU is fully vested. Stock-based compensation expense for non-employee director-granted RSUs is recorded ratably over their vesting period which is the earlier to occur of the one (1) year anniversary of the respective grant date, or the next annual meeting of stockholders following the respective grant date.

A summary of the activity with respect to, and status of, RSUs during the nine months ended September 30, 2025 is presented below:

	Units	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2024	34,078	$17.40
Granted	520,529	7.03
Exercised	(125,427)	11.91
Forfeited	(14,751)	8.49
Outstanding at September 30, 2025	414,429	$7.45

For the nine months ended September 30, 2025 and September 30, 2024, the Company recorded stock-based compensation expense related to RSUs of $1,677,611 and $313,841, respectively, which is included in general and administrative expense. As of September 30, 2025 and 2024, unrecognized compensation cost related to the grant of RSUs was $2,342,212 and $158,032, respectively. Unvested outstanding RSUs as of September 30, 2025 and 2024 had a weighted average remaining vesting period of 2.25 and 1.2 years, respectively.

18. Income Taxes

The Company estimates an annual effective tax rate of 0% in relation to its US operations for the year ended December 31, 2025. The worldwide effective tax rate for the three months ended September 30, 2025 is (4.81%). The effective tax rate is due to the Company’s operations in England and Wales derived by the Vidello Merger. The Vidello operations in England and Wales are subject to a statutory corporate tax rate of 25%. For the three months ended September 30, 2025, the Company is not using an estimated annual effective tax rate methodology in relation to the Vidello operations. Due to the Company’s history of net losses from historical operations in the US, there is no income tax benefit being recorded in relation to the Company’s pre-tax book loss in the US taxing jurisdiction. Therefore, no US federal or state income taxes are expected, and none have been recorded at this time. Income taxes have been accounted for using the liability method in accordance with FASB ASC 740.

Due to the Company’s history of losses since inception, there is not enough evidence at this time to support that the Company will generate future income of a sufficient amount and nature to utilize the benefits of its net deferred tax assets in the US taxing jurisdiction. Accordingly, the deferred tax assets in the US taxing jurisdiction have been reduced by a full valuation allowance, since the Company cannot currently support that realization of its deferred tax assets is more likely than not.

At September 30, 2025, the Company had no unrecognized tax benefits that would reduce the Company’s effective tax rate if recognized.

19. Segment Reporting

The Company has three reportable operating segments, Banzai Operating Co, Inc., Banzai Reel Acquisition Inc. (OpenReel), and Vidello Limited (Vidello). The Company’s segments deliver SaaS tools that leverage data, analytics, and AI to provide marketing and sales solutions, including video production and editing, for businesses of all sizes.

Our Chief Executive Officer, who serves as the Company’s chief operating decision maker (“CODM”), primarily uses segment revenue, gross profit, and adjusted EBITDA to allocate resources and assess performance. Segment revenue and gross profit are determined on the same basis as consolidated revenue and consolidated gross profit as shown in the Company’s consolidated statements of operations. Segment adjusted EBITDA is defined as revenue less the following expenses associated with each segment: cost of revenue, people, marketing and advertising, technology, and other segment expenses. Segment adjusted EBITDA excludes certain non-cash items or items that management does not consider reflective of ongoing core operations. Currently, the CODM does not review assets in evaluating the results of the operating segments, and therefore, such information is not presented.

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The tables below present information about reported segments for the three and nine months ending September 30, 2025:

Three months ended September 30, 2025
	Banzai Operating	OpenReel	Vidello	Total Consolidated
Revenue	$1,143,619	$1,355,810	$345,079	$2,844,508
Cost of revenue	377,481	80,425	61,505	519,411
Gross profit	766,138	1,275,385	283,574	2,325,097

Expenses
People	1,427,945	711,530	123,527	2,263,002
Marketing and advertising	408,425	26,018	106,105	540,548
Technology	215,309	576,169	16,032	807,510
Other segment expenses[1]	338,211	209,817	(59,351)	488,677
Total expenses	2,389,890	1,523,534	186,313	4,099,737
Segment Adjusted EBITDA	(1,623,752)	(248,149)	97,261	(1,774,640)
Transaction, PubCo. Expenses and Stock-based compensation	2,328,754	32,385	—	2,361,139
Adjusted EBITDA	$(3,952,506)	$(280,534)	$97,261	$(4,135,779)

Nine months ended September 30, 2025
	Banzai Operating	OpenReel	Vidello	Total Consolidated
Revenue	$3,314,643	$4,184,291	$1,851,639	$9,350,573
Cost of revenue	1,122,552	232,927	324,446	1,679,925
Gross profit	2,192,091	3,951,364	1,527,193	7,670,648

Expenses
People	4,034,874	1,977,525	210,284	6,222,683
Marketing and advertising	1,658,275	83,512	384,456	2,126,243
Technology	745,930	1,646,430	67,605	2,459,965
Other segment expenses[1]	2,034,370	256,851	203,185	2,494,406
Total expenses	8,473,449	3,964,318	865,530	13,303,297
Segment Adjusted EBITDA	(6,281,358)	(12,954)	661,663	(5,632,649)
Transaction, PubCo. Expenses and Stock-based compensation	7,350,603	352,867	—	7,703,470
Adjusted EBITDA	$(13,631,961)	$(365,821)	$661,663	$(13,336,119)

1 Other segment expenses for each reportable segment includes provision for credit losses, foreign currency exchange rate changes, travel and entertainment expenses, professional expenses other than those included in transaction and PubCo. expenses, insurance expenses, and expenses related to licenses.

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The tables below present information about reported segments for the three and nine months ending September 30, 2024:

Three months ended September 30, 2024
	Banzai Operating	OpenReel[1]	Vidello[1]	Total Consolidated
Revenue	$1,080,607	$—	$—	$1,080,607
Cost of revenue	338,023	—	—	338,023
Gross profit	742,584	—	—	742,584

Expenses
People	1,303,100	—	—	1,303,100
Marketing and advertising	427,651	—	—	427,651
Technology	153,297	—	—	153,297
Other segment expenses[2]	148,878	—	—	148,878
Total expenses	2,032,926	—	—	2,032,926
Segment Adjusted EBITDA	(1,290,342)	—	—	(1,290,342)
Transaction, PubCo. Expenses and Stock-based compensation	1,480,516	—	—	1,480,516
Adjusted EBITDA	$(2,770,858)	$—	$—	$(2,770,858)

Nine months ended September 30, 2024
	Banzai Operating	OpenReel[1]	Vidello[1]	Total Consolidated
Revenue	$3,228,276	$—	$—	$3,228,276
Cost of revenue	1,049,411	—	—	1,049,411
Gross profit	2,178,865	—	—	2,178,865

Expenses
People	3,879,525	—	—	3,879,525
Marketing and advertising	1,357,397	—	—	1,357,397
Technology	583,722	—	—	583,722
Other segment expenses[2]	1,140,510	—	—	1,140,510
Total expenses	6,961,154	—	—	6,961,154
Segment Adjusted EBITDA	(4,782,289)	—	—	(4,782,289)
Transaction, PubCo. Expenses and Stock-based compensation	4,760,311	—	—	4,760,311
Adjusted EBITDA	$(9,542,600)	$—	$—	$(9,542,600)

1 The OpenReel acquisition occurred on December 18, 2024 and therefore is presented at $0 for comparative purposes. The Vidello acquisition occurred on January 31, 2025 (refer to Note 4) and therefore is presented at $0 for comparative purposes.

2 Other segment expenses for each reportable segment includes travel and entertainment expenses, professional expenses other than those included in transaction and PubCo. expenses, the SEPA commitment fee expense and deferred fee expense, the GEM warrant expense, and the GEM commitment fee expense.

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A reconciliation between EBITDA by reportable segment to consolidated net loss before income taxes for the three months ended September 30, 2025, and 2024, is as follows:

	September 30, 2025	September 30, 2024
EBITDA by segment
Banzai Operating Co.	$(3,952,506)	(2,770,858)
OpenReel	(280,534)	—
Vidello	97,261	—
Total	(4,135,779)	(2,770,858)

Reconciliation to loss before income taxes:
Changes in fair value of financial instruments	(252,831)	(59,187)
Interest income	(1,425)	—
Interest expense	—	—
Interest expense - related party	393,968	1,050,363
Gain on extinguishment of liabilities	—	(152,782)
Gain on release of Vidello revenue holdback	(973,000)	—
Loss on debt issuance	192,000	—
Loss on private placement issuance	1,439,000	—
Loss on issuance of term notes	—	390,000
Loss on issuance of convertible bridge notes	65,650	63,408
Loss on conversion and settlement of Alco promissory notes - related party	—	4,808,882
Loss on conversion and settlement of CP BF notes - related party	—	6,529,402
Loss on extinguishment of term notes	—	—
Yorkville prepayment premium expense	—	14,000
Loss on Yorkville SEPA advances	190,489	—
Vidello earnout expense	69,053	—
Failed acquisition costs	—	—
GEM settlement fee expense	—	60,000
Other (income) expense, net	64,372	(62,927)
Depreciation and amortization expense	294,427	900
Loss before income taxes	$(5,617,482)	$(15,412,917)

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A reconciliation between EBITDA by reportable segment to consolidated net loss before income taxes for the nine months ended September 30, 2025, and 2024, is as follows:

	September 30, 2025	September 30, 2024
EBITDA by segment
Banzai Operating Co.	$(13,631,961)	$(9,542,600)
OpenReel	(365,821)	—
Vidello	661,663	—
Total	(13,336,119)	(9,542,600)

Reconciliation to loss before income taxes:
Changes in fair value of financial instruments	315,264	(388,187)
Interest income	(1,427)	(10)
Interest expense	—	—
Interest expense - related party	1,288,988	2,860,768
Gain on extinguishment of liabilities	(4,488,627)	(680,762)
Gain on release of Vidello revenue holdback	(973,000)	—
Loss on debt issuance	444,000	171,000
Loss on private placement issuance	2,276,000	—
Loss on issuance of term notes	110,500	390,000
Loss on issuance of convertible bridge notes	146,150	63,408
Loss on conversion and settlement of Alco promissory notes - related party	—	4,808,882
Loss on conversion and settlement of CP BF notes - related party	—	6,529,402
Loss on extinguishment of term notes	1,769,895	—
Yorkville prepayment premium expense	—	94,760
Loss on Yorkville SEPA advances	937,626	—
Vidello earnout expense	485,720
Failed acquisition costs	1,382,002
GEM settlement fee expense	—	260,000
Other (income) expense, net	(523,451)	(2,900)
Depreciation and amortization expense	841,664	3,725
Loss before income taxes	$(17,347,423)	$(23,652,686)

Disaggregation of Revenue

The following table presents the Company’s percentage of revenue generated by SaaS product for the three months ended September 30, 2025, and 2024:

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
Revenue %	2025	2024	2025	2024
Reach	2.9%	8.1%	2.5%	4.1%
Demio	35.5%	91.9%	33.0%	95.5%
OpenReel	47.6%	0.0%	44.7%	0.0%
Vidello	14.0%	0.0%	19.8%	0.0%
Other	0.0%	0.0%	0.0%	0.4%
Total	100.0%	100.0%	100.0%	100.0%

For disaggregation of revenue by geographic area, refer to Note 6.

20. Subsequent Events

Yorkville Advanced Notice Settlements

On October 9, 2025 and October 13, 2025, the Company settled Advance Notices received subsequent to September 30, 2025, by selling an aggregate of 180,000 shares of Class A Common Stock to Yorkville for an aggregate total purchase price of approximately $568,381.

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Private Placement Offering (3i, LP)

On October 8, 2025, the parties held an additional closing pursuant to the terms of the Purchase Agreement (the “October Closing”). The Company issued an additional note in the original principal amount of $2,500,000, with an initial conversion price equal to $2.50 per share and issuance date of October 8, 2025 (the “October 3i Note”, together with the August Note and the Initial Note, are collectively referred to herein as the “Notes”), and additional warrants to purchase up to 200,000 shares of Common Stock, at an initial exercise price equal to $2.50 per share (the “October Warrants”, together with the August Warrants and the Initial Buyer Warrants, are collectively referred to herein as the “Buyer Warrants”), in the October Closing. The October Note matures on October 8, 2026. Other than the maturity date of the October Note and October Warrants, respectively, the October Note and October Warrants have the same terms as those issued on the August Closing and the Initial Closing Date. Upon the issuance of the October Note, the Company received proceeds of $2,010,909, net of original issue discount and issuance fees and costs.

The October Note was issued with an original issue discount of 10.0% (the “OID”), as were the other Notes issued on the August Closing and the Initial Closing Date and accrue interest at a rate of 10.0% per annum. The Notes mature 12 months from the date of issuance (the “Maturity Date”), unless extended pursuant to the terms thereof. The Notes are convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to quotient of the Conversion Amount divided by (y) the Conversion Price (the “Conversion Rate”). At no time may the Buyer hold more than 4.99% (or up to 9.99% at the election of the Buyers pursuant to the Notes) of the outstanding Common Stock. The conversion price of the October Note is subject to a floor price of $0.62.

On October 10, 2025, the Company and 3i, LP entered into a consent and waiver agreement (the “Waiver”) on certain terms of the Purchase Agreement (as defined in Note 13 in the notes to the unaudited condensed consolidated financial statements) to waive the downward adjustment prohibition in the Purchase Agreement and to provide 3i with certain Variable Rate Securities, as defined in the Purchase Agreement, solely to the extent it would otherwise be violated by the conversion price of CP BF Letter Agreement, as defined below. As such, the parties waived that the conversion price amendment of the CP BF Letter Agreement, as defined below, shall not trigger or constitute an event of default under the Purchase Agreement.

CP BF Letter Agreement

On October 14, 2025, the Company and CP BF executed a letter agreement dated October 10, 2025, pursuant to which they amended certain terms of the Loan Agreement and Note (as amended on October 15, 2025, the “CP BF Letter Agreement”). The CP BF Letter Agreement amended the Conversion Price, as defined, to ninety-five percent (95%) of the price of the Class A Common Stock on the trading day immediately preceding delivery of any Conversion Notice, subject to a floor price of $2.50. The CP BF Letter Agreement included an amendment that CP BF shall take commercially reasonable actions to partially convert the balance outstanding under the Note as of the CP BF Letter Agreement date (the “Balance”) into shares of the Company’s Class A Common Stock at the new conversion price. The CP BF Letter Agreement limits the amount of shares that CP BF can sell or convert to five percent (5%) of the aggregate daily trading volume however the Company has the right waive or increase such limitation at its discretion. The CP BF Letter Agreement also stipulates that between the time that the Company pays down at least $2,000,000 against the Balance until the earlier of (a) 60 days following the date of the CP BF Letter Agreement and (b) receipt of $10,000,000 in gross proceeds from the sale of Company securities, the Company will no longer be required to prepay a certain percentage of other proceeds received from securities offerings to CP BF, as stipulated in the Loan Agreement.

Pursuant to the CP BF Letter Agreement, the parties agreed to use an agreed upon portion of other debt to partially prepay the balance outstanding under the Note as of the CP BF Letter Agreement date (the “Balance”). The Company also agreed to reserve that number of shares of Class A Common Stock equal to 120% of the number of shares of Class A Common Stock issuable upon full conversion of the Balance at the new conversion price and to register 100% of all such shares with the Securities and Exchange Commission within 60 days of the CP BF Letter Agreement. As per the CP BF Letter Agreement, subject to the receipt by CP BF of $2,000,000 and the filing of the registration statement, CP BF also agreed to waive certain events of default that may have occurred or be occurring as of the date of the CP BF Letter Agreement; CP BF also agreed that until December 31, 2025, it shall not exercise any right or remedy associated with any failure on the the part of the Company to comply with certain financial covenants set forth in the Loan Agreement, as they relate to the period ending September 30, 2025.

The Company’s failure to comply with the Letter Agreement shall constitute an Event of Default under the Loan Agreement.

1800 Diagonal Issuance

On November 4, 2025, the Company issued a ninth promissory note (the “November 1800 Diagonal Note”) for an aggregate principal amount of $238,050 and received $200,000 of proceeds, net of an original discount of $31,050 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of July 30, 2026. The stated interest rate on the November Note is 14% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the November Note Agreement’s repayment and amortization schedule.

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Common Stock Issuances

3i, LP Conversions

On October 13, 2025, the Company received a conversion notice to convert principal of $183,333 relating to the contractual installment of $183,333 due October 1, 2025 on the June 3i Note. The Company converted the principal amount of $183,333 along with interest of $4,347 and make-whole interest of $12,986 into 83,470 shares of Class A Common Stock, at a conversion price of $2.42. Following the conversion, $8,154 of principal and $815 of interest remain on the June 3i Note.

On October 22, 2025, the Company received a conversion notice to convert the remaining principal of $8,154 relating to the remaining installment of $8,154 due February 1, 2026 on the June 3i Note. The Company converted the principal amount of $8,154 along with interest of $258 and make-whole interest of $557 into 3,713 shares of Class A Common Stock, at a conversion price of $2.42. Following the conversion, the June 3i Note was fully converted.

On October 9, 2025, the Company received a conversion notice to convert principal of $183,333 relating to the contractual installment of $183,333 due October 1, 2025 on the August 3i Note. The Company converted the principal amount of $183,333 along with interest of $2,597 and make-whole interest of $15,736 into 83,470 shares of Class A Common Stock, at a conversion price of $2.42. Following the conversion, $1,283,333 of principal and $128,333 of interest remain on the August 3i Note.

On October 10, 2025, the Company received a conversion notice to convert principal of $183,333 relating to the contractual installment of $183,333 due May 1, 2026 on the August 3i Note. The Company converted the principal amount of $183,333 along with interest of $2,648 and make-whole interest of $15,685 into 83,470 shares of Class A Common Stock, at a conversion price of $2.42. Following the conversion, $1,100,000 of principal and $109,997 of interest remain on the August 3i Note.

On October 10, 2025, the Company received a conversion notice to convert principal of $183,333 relating to the contractual installment of $183,333 due April 1, 2026 on the August 3i Note. The Company converted the principal amount of $183,333 along with interest of $2,648 and make-whole interest of $15,685 into 83,470 shares of Class A Common Stock, at a conversion price of $2.42. Following the conversion, $916,667 of principal and $91,667 of interest remain on the August 3i Note.

On October 14, 2025, the Company received a conversion notice to convert principal of $183,333 relating to the contractual installment of $183,333 due March 1, 2026 on the August 3i Note. The Company converted the principal amount of $183,333 along with interest of $2,852 and make-whole interest of $15,481 into 83,470 shares of Class A Common Stock, at a conversion price of $2.42. Following the conversion, $733,333 of principal and $73,333 of interest remain on the August 3i Note.

On October 16, 2025, the Company received a conversion notice to convert principal of $183,333 relating to the contractual installment of $183,333 due October 1, 2026 on the October 3i Note. The Company converted the principal amount of $183,333 along with interest of $407 and make-whole interest of $17,926 into 80,667 shares of Class A Common Stock, at a conversion price of $2.50. Following the conversion, $2,316,667 of principal and $231,667 of interest remain on the October 3i Note.

On November 3, 2025, the Company received a conversion notice to convert principal of $208,333 relating to the contractual installment of $208,333 due November 1, 2025 on the October 3i Note. The Company converted the principal amount of $208,333 along with interest of $1,505 and make-whole interest of $19,329 into 121,804 shares of Class A Common Stock, at a conversion price of $1.88. Following the conversion, $2,108,333 of principal and $210,833 of interest remain on the October 3i Note.

1800 Diagonal Conversions

On October 21, 2025, 1800 Diagonal exercised its conversion option under the April 1800 Diagonal Note. On the conversion date, the Company converted $65,000 of principal outstanding on the April 1800 Diagonal Note at a conversion price of $2.06, converting into 31,630 shares of the Company’s Class A Common Stock. Following the conversion there was $194,000 of principal outstanding on the April 1800 Diagonal Note.

On October 22, 2025, 1800 Diagonal exercised its conversion option under the April 1800 Diagonal Note. On the conversion date, the Company converted $50,625 of principal outstanding on the April 1800 Diagonal Note at a conversion price of $2.03, converting into 25,000 shares of the Company’s Class A Common Stock. Following the conversion there was $144,975 of principal outstanding on the April 1800 Diagonal Note.

On October 23, 2025, 1800 Diagonal exercised its conversion option under the April 1800 Diagonal Note. On the conversion date, the Company converted $65,000 of principal outstanding on the April 1800 Diagonal Note at a conversion price of $1.84, converting into 35,374 shares of the Company’s Class A Common Stock. Following the conversion there was $81,475 of principal outstanding on the April 1800 Diagonal Note.

On October 24, 2025, 1800 Diagonal exercised its conversion option under the April 1800 Diagonal Note. On the conversion date, the Company converted $45,000 of principal outstanding on the April 1800 Diagonal Note at a conversion price of $1.81, converting into 24,896 shares of the Company’s Class A Common Stock. Following the conversion there was $37,975 of principal outstanding on the April 1800 Diagonal Note.

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On October 27, 2025, 1800 Diagonal exercised its conversion option under the April 1800 Diagonal Note. On the conversion date, the Company converted $39,475 of principal outstanding on the April 1800 Diagonal Note at a conversion price of $1.69, converting into 23,393 shares of the Company’s Class A Common Stock. Following the conversion, the April 1800 Diagonal Note was fully converted.

CP BF Conversions

On October 17, 2025, CP BF exercised its optional conversion option in which it received 10,990 Class A Common Stock at the conversion price per share of $2.71 in satisfaction of $29,558 of the Company’s obligations under the 2024 CP BF Convertible Note.

On October 20, 2025, CP BF exercised its optional conversion option in which it received 10,990 Class A Common Stock at the conversion price per share of $2.74 in satisfaction of $29,943 of the Company’s obligations under the 2024 CP BF Convertible Note.

On October 21, 2025, CP BF exercised its optional conversion option in which it received 33,200 Class A Common Stock at the conversion price per share of $2.69 in satisfaction of $89,258 of the Company’s obligations under the 2024 CP BF Convertible Note.

On October 22, 2025, CP BF exercised its optional conversion option in which it received 7,700 Class A Common Stock at the conversion price per share of $2.38 in satisfaction of $18,357 of the Company’s obligations under the 2024 CP BF Convertible Note.

Yorkville Conversions

On October 6, 2025, the Company issued an Advance Notice to Yorkville pursuant to the SEPA in which the Company requested the purchase of 115,000 shares of the Company’s Class A Common Stock at a purchase price of $3.08 for a total purchase price of $354,074 to be applied against the outstanding Yorkville Convertible Notes. Upon the settlement on October 8, 2025, the Company issued to Yorkville 115,000 shares of Class A Common Stock.

On October 13, 2025, the Company issued an Advance Notice to Yorkville pursuant to the SEPA in which the Company requested the purchase of 65,000 shares of the Company’s Class A Common Stock at a purchase price of $2.95 for a total purchase price of $191,477 to be applied against the outstanding Yorkville Convertible Notes. Upon the settlement on October 15, 2025, the Company issued to Yorkville 65,000 shares of Class A Common Stock.

At the Market Offering

Between October 1, 2025 and November 11, 2025, the Company issued 498,222 shares under the ATM Agreement for net proceeds of approximately $1,310,738. The aggregate market value of the shares of Class A Common Stock eligible for sale under the ATM Prospectus Supplement is approximately $5.6 million as of November 11, 2025, which is based on the limitations of General Instruction I.B.6 of Form S-3.

Employee Awards

Between October 1, 2025 and October 17, 2025, 21,262 vested RSU’s under the 2023 Equity Incentive Plan were exercised into 21,262 shares of Class A Common Stock.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our unaudited condensed consolidated financial statements and related notes that are included elsewhere in this Form 10-Q. In addition to historical condensed consolidated financial information, the following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those more fully described in this report and those more fully described elsewhere in this report and in the “Risk Factors” section of our annual report on form 10-K.

Certain figures, such as interest rates and other percentages, included in this section have been rounded for ease of presentation. Percentage figures included in this section have not in all cases been calculated on the basis of such rounded figures but on the basis of such amounts prior to rounding. For this reason, percentage amounts in this section may vary slightly from those obtained by performing the same calculations using the figures in our condensed consolidated financial statements or in the associated text. Certain other amounts that appear in this section may similarly not sum due to rounding.

Overview

Banzai is a Marketing Technology (MarTech) company that produces data-driven marketing and sales solutions for businesses of all sizes. Our mission is to help our customers accomplish their mission - by enabling better marketing, sales, and customer engagement outcomes. Banzai endeavors to acquire companies strategically positioned to enhance our product and service offerings, increasing the value provided to current and prospective customers.

Banzai was founded in 2015. The first product Banzai launched was Reach, a SaaS and managed services offering designed to increase registration and attendance of marketing events, followed by the acquisition of Demio, a SaaS solution for webinars designed for marketing, sales, and customer success teams, in 2021 and the launch of Boost, a SaaS solution for social sharing designed to increase attendance for Demio-hosted events by enabling easy social sharing by event registrants, in 2023. Our customer base included over 6,097 customers as of September 30, 2025, and comes from a variety of industries, including (among others) healthcare, financial services, e-commerce, technology and media, in over 90 countries. Our customers range in size from solo entrepreneurs and small businesses to Fortune 500 companies. No single customer represents more than 10% of our revenue. Since 2021, we have focused on increasing mid-market and enterprise customers for Demio. Progress towards this is reflected in our increase in multi-host Demio customers from 14 on January 1, 2021 to 97 on September 30, 2025.

We sell our products using a recurring subscription license model typical in SaaS businesses. Pricing tiers for our main product, Demio, are based on the number of host-capable users, desired feature sets, and maximum audience size. Boost pricing tiers are based on the Demio plan to which the customer subscribes. Reach pricing is based on the number of event campaigns a customer has access to run simultaneously or the maximum number of registrations a customer is allowed to generate per subscription period. Banzai’s customer contracts vary in term length from single months to multiple years.

Banzai generated revenue of approximately $9.4 million and $3.2 million during the nine months ended September 30, 2025 and 2024, respectively. Banzai has incurred significant net losses since inception, including net losses of approximately $17.5 million and $23.7 million for the nine months ended September 30, 2025 and 2024, respectively. Banzai had an accumulated deficit of $95.7 million and $78.3 million as of September 30, 2025 and December 31, 2024, respectively.

Summary of our recent Mergers and Acquisitions

OpenReel Merger

On December 18, 2024 (the “OR Closing Date”), we closed the merger (the “Merger”, the consummation of the Merger, the “Closing”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”), pursuant to an Agreement and Plan of Merger (the “OR Merger Agreement”), dated December 10, 2024, by and among the Company, OpenReel, certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub”), that was formed solely for purposes of consummating the Merger. Upon Closing, the Merger Sub merged with and into OpenReel, with OpenReel being the surviving entity (the “Surviving Entity”) thereafter as our direct and wholly owned subsidiary named “OpenReel, Inc.”

At the effective time of the Merger (the “Effective Time”), each share of capital stock of OpenReel issued and outstanding immediately prior to the Effective Time (other than shares as to which dissenter’s rights have been properly exercised and certain other excluded shares) was converted into the right to receive our Common Stock, and pre-funded warrants, each exercisable for one (1) share of Banzai Common Stock at an exercise price of US $0.0001 (the “Pre-Funded Warrants”) issued in lieu thereof, in an amount equal to the quotient of $19,600,000 divided by the Conversion Price (as defined in the OR Merger Agreement) (the “Merger Consideration”).

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The Merger Consideration consisted of an aggregate of 93,055 shares of Banzai Common Stock and 1,176,950 Pre-Funded Warrants. The shares of Banzai Common Stock and Pre-Funded Warrants issued by Banzai to the OpenReel Stockholders pursuant to the OR Merger Agreement were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

OpenReel is a leading enterprise video creation and management solution that empowers companies to create high-quality content at scale and on brand. OpenReel enables businesses of all sizes to cut down on the time-and resource-intensive process of video creation and scale content creation initiatives efficiently, effectively, and securely. OpenReel is trusted by a wide range of customers from small businesses to the Fortune 500. OpenReel is based in New York, with its team distributed worldwide. OpenReel’s enterprise customer base includes global organizations, such as Bristol Myers Squibb, Ingram Micro, DXC Technology, Insider Inc., and US Steel.

Vidello Acquisition

On January 31, 2025, the Company closed on the Vidello Limited acquisition, a private limited company registered in England and Wales for approximately $2.7 million in cash ($2,500,000 are withheld for indemnification expenses and other holdback provisions in accordance with the Acquisition Agreement, the “Cash Consideration”) and 89,820 shares of Banzai Class A common stock, pursuant to an Acquisition Agreement (the “Acquisition Agreement”), dated December 19, 2024, by and among the Company, Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). Vidello Shareholders transferred all the outstanding shares of Vidello to the Company, therefore, Vidello became a direct and wholly owned subsidiary of the Company. The Share Consideration to the Vidello Shareholders pursuant to the Acquisition Agreement were issued in reliance upon the exemption from registration provided by Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Vidello provides a suite of products for 3D video creation, royalty free music, and video marketing, with over $6.5 million in TTM revenue, $2 million in TTM EBITDA, which results are expected to reduce the combined company in operating losses to approximately $1.3 million per year.

Act On

The Company entered into that certain Agreement and Plan of Merger (the “AO Merger Agreement”), dated January 22, 2025, with Act-On Software, Inc., a Delaware corporation (“Act-On”), and Banzai Passage Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Merger Sub”). Although the Company worked diligently to complete all closing conditions of the AO Merger Agreement, due to then-current market conditions, on June 6, 2025, Act-On served the Company with a notice of termination to terminate the Merger Agreement and any related agreements (collectively, the “AO Transaction Documents”). As per the AO Transaction Documents, the Company was required to pay certain termination fees including $500,000 in liquidated damages to cover certain transaction expenses Act-On incurred in connection with the merger contemplated by the AO Merger Agreement and $882,029.82 in additional interest and extension fees associated with one of Act-On’s outstanding debts that the Company was going to payoff in connection with the merger contemplated by the AO Merger Agreement. Accordingly, the Company paid the total amount owed of approximately $1,382,030 to Act-On.

Reverse Stock Split

On August 29, 2024, we held a special meeting of securityholders (the “Special Meeting”). At the Special Meeting, the Company’s securityholders approved the proposal to amend our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board of Directors. On September 10, 2024, our Board determined to effect a reverse stock split at a ratio of 1-for-50, effective as of September 19, 2024 and filed an amendment with the Secretary of State of the State of Delaware.

On June 27, 2025, the stockholders of the Company collectively approved an amendment to the Company’s Certificate of Incorporation, as amended and restated, to effect a reverse stock split (the “2025 Reverse Stock Split”) of the Company’s Class A Common Stock and Class B Common Stock at a ratio of 1-for-10 effective on July 8, 2025.

Nasdaq Listing

The Company had a hearing before the Nasdaq Hearings Panel (the “Panel”) on September 19, 2024 regarding the Company’s noncompliance with certain Nasdaq listing rules. On September 26, 2024, Nasdaq provided the Company with its determination to phase the Company down from the Nasdaq Global Market to the Nasdaq Capital Market (the “Exchange”) and grant the Company an extension until January 31, 2025 to demonstrate compliance with Nasdaq’s listing rules, so long as the company applies to list on the Nasdaq Capital Market on or before October 7, 2024 and demonstrates compliance with Listing Rules 5550(a)(2), 5550(a)(5) and 5550(b)(1) on or before January 31, 2024. On February 12, 2025, the Company received a letter from the Nasdaq Stock Market LLC, Office of the General Counsel stating that the Company demonstrated compliance with the requirements for continued listing on the Nasdaq Capital Market and therefore the Company’s securities would remain listed thereon.

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2025 Financings

The Company may seek to raise additional capital through a private placement leveraging SEPA with the proceeds to support its operation and expansion through acquisition.

Hudson Global Ventures, LLC Consulting Services Agreement

On January 3, 2025, the Company issued 15,000 restricted shares of its Common Stock, partially in exchange for the business advisory services outlined in the Consulting Agreement with Hudson Global Ventures, LLC, a Nevada limited liability company.

CP BF Pre-Funded Warrant Exercise

On January 7, 2025, the Company issued 4 shares of Class A Common Stock for exercise of four (4) pre-funded warrants under the CP BF Pre-Funded Warrant, to CP BF.

Yorkville Advanced Notice Settlements

On January 3, 2025, the Company settled its outstanding obligation to sell shares of Class A Common Stock related to the fourth Advance Notice issued to Yorkville on December 30, 2024 pursuant to the SEPA. After adjustments to the number of shares originally requested pursuant to the terms of the SEPA, the Company settled the Advance Notice by selling a total of 3,049 shares of Class A Common Stock to Yorkville for a total purchase price of approximately $48,000.

Between January 10, 2025 and August 7, 2025, the Company settled the fifth through fifty fourth Advance Notices received subsequent to December 31, 2024, by selling an aggregate of 2,144,680 shares of Class A Common Stock to Yorkville for an aggregate total purchase price of approximately $16,597,000.

Convertible promissory note issuance to YA II PN, LTD. (“Yorkville”)

On January 30, 2025, the Company entered into a convertible promissory note (the “Note”) with Yorkville, in principal amount of $3,500,000 as an advance under the outstanding SEPA entered into on December 14, 2023. The maturity date of the note is July 31, 2025, and may be extended at the option of the Company. The note was issued with a ten percent (10%) original issue discount and bears interest at an annual rate of (i) zero percent (0%) for the first ninety (90) days following issuance, (ii) six percent (6%) thereafter, and (iii) upon the occurrence of an event of default, the interest rate shall increase to an annual rate of eighteen percent (18%) so long as the event or events of default remain uncured. Interest will be calculated on a 365-day year and the actual number of days elapsed.

The Company shall repay the note in installments, beginning on February 28, 2025, and continuing on March 31, 2025, and on April 30, 2025 (each, an “Installment Date”) in an amount equal to the sum of (i) $1,500,000 of principal in respect to the first two Installment Dates, and $500,000 in respect of the third Installment Date (or the outstanding principal if less than such amount), plus (ii) a payment premium (in an amount equal to 4% of the principal amount being paid), and (iii) accrued and unpaid interest as of each installment date.

The Note is convertible into shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) at a conversion price of $2.00 per share (the “Conversion Price”). The lender may elect to convert part or all of the outstanding balance of the Note at any time or from time to time after the issuance date. The Company may redeem the outstanding amount at any time, in whole or in part, subject to a 4% premium, provided that (i) the Company provides the lender with at least ten (10) trading days’ prior written notice (each, a “Redemption Notice”) of its desire to redeem the outstanding amount (an “Optional Redemption”), and (ii) on the date the Redemption Notice is issued, the VWAP of the Class A Common Stock is less than the Conversion Price. As of September 30, 2025 the Note was repaid in full.

On September 16, 2025, the Company issued another Convertible Promissory Note (the “2025 Note”) with Yorkville in the principal amount of $2,000,000 (the “Original Principal Amount”), to be used as an advance under the SEPA. The Company received $890,000 from Yorkville on that same date (“Advance #1), which reflects 50% of the Original Principal Amount, 10% discount and certain fees owed at such time. Upon the effectiveness of the registration statement on Form S-1, originally filed with the SEC on September 12, 2025 (File No. 333-290241) and the delivery of a closing statement, Yorkville shall remit an amount equal to 50% of the remaining Original Principal Amount, or $1,000,000, less a discount equal to 10% of the Original Principal Amount, netted from the purchase price due and structured as a purchase discount (“Advance #2”).

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The 2025 Note was issued on September 16, 2025 (the “Issuance Date”) and the maturity date of the 2025 Note is March 16, 2026, but may be extended at the option of the Company (the “Maturity Date”). As of September 30, 2025, the September 2025 Yorkville Note was fully repaid.

Shares of Class A Common Stock issued to Winterberry

On February 4, 2025 the Company issued 3,000 shares to Verista Partners, Inc., aka Winterberry Group, one of its Creditors, in exchange for the cancellation of a portion of the total outstanding debt, in the amount of $16,666, pursuant to the Debt Reorganization.

Bridge Note Issuances to Agile Lending, LLC

On March 31, 2025, the Company issued a subordinated secured promissory note (the “March Agile Note”) for an aggregate principal amount of $4,000,000 and received $2,044,105 of proceeds, net of administrative agent fees of $200,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $1,755,895 in respect to early prepayment of the remaining outstanding balance of the December Agile Note, with a maturity date on the March Agile Note of November 12, 2025. The March Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the March Agile Note commencing on and including the effective date pursuant to the March Agile Note Agreement’s weekly repayment and amortization schedule.

On June 12, 2025, the Company issued a subordinated secured promissory note (the “June Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of December 15, 2025 under the June Note. The June Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the June Note commencing on and including the effective date pursuant to the June Note Agreement’s weekly repayment and amortization schedule.

Bridge Note Issuances to 1800 Diagonal Lending, LLC

On September 24, 2024, the Company issued a second promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of July 30, 2025. The stated interest rate on the September Note is 12% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule. On July 23, 2025, the Company exercised its conversion option under the September 1800 Diagonal Note. On the conversion date, the September 1800 Diagonal Note had a fair value of $17,000 and converted into 7,034 shares of the Company’s Class A Common Stock.

On December 10, 2024, the Company issued a third promissory note (the “December 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of October 15, 2025. The stated interest rate on the December Note is 12% per annum, and interest shall accrue on the December Note commencing on and including the issuance date pursuant to the December Note Agreement’s repayment and amortization schedule. On July 22, 2025, the Company exercised its conversion option under the December 1800 Diagonal Note. On the conversion date, the December 1800 Diagonal Note had a fair value of $58,000 and converted into 19,986 shares of the Company’s Class A Common Stock.

On February 7, 2025, the Company issued a fourth promissory note (the “February 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of December 15, 2025. The stated interest rate on the February Note is 12% per annum, and interest shall accrue on the February Note commencing on and including the issuance date pursuant to the February Note Agreement’s repayment and amortization schedule. On August 11, 2025, the Company exercised its conversion option under the February 1800 Diagonal Note. On the conversion date, the February 1800 Diagonal Note had a fair value of $80,700 and converted into 32,780 shares of the Company’s Class A Common Stock.

On February 7, 2025, the Company issued a fourth promissory note (the “February 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of December 15, 2025. The stated interest rate on the February Note is 12% per annum, and interest shall accrue on the February Note commencing on and including the issuance date pursuant to the February Note Agreement’s repayment and amortization schedule.

On April 17, 2025, the Company issued a fifth promissory note (the “April 1800 Diagonal Note”) for an aggregate principal amount of $230,000 and received $192,000 of proceeds, net of an original discount of $30,000 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of February 15, 2026. The stated interest rate on the April Note is 12% per annum, and interest shall accrue on the April Note commencing on and including the issuance date pursuant to the April Note Agreement’s repayment and amortization schedule.

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On May 9, 2025, the Company issued a sixth promissory note (the “May 1800 Diagonal Note”) for an aggregate principal amount of $163,300 and received $135,000 of proceeds, net of an original discount of $21,300 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of February 15, 2026. The stated interest rate on the May Note is 12% per annum, and interest shall accrue on the May Note commencing on and including the issuance date pursuant to the May Note Agreement’s repayment and amortization schedule.

Private Placement Offering (3i, LP)

On June 27, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, 3i, LP (the “Buyer”) for the issuance and sale in a private placement (the “Private Placement Offering”) of senior secured convertible notes of the Company, in the aggregate original principal amount of $11,000,000 (the “Private Placement Convertible Notes”) which Notes shall be convertible into shares of the Company’s Class A Common Stock, par value $0.0001 (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Notes. The Buyer purchased (i) a Note in the aggregate original principal amount of $2,200,000 and (ii) a warrant to initially acquire up to 67,124 shares of Common Stock (the “Buyer Warrants”) (as exercised, collectively, the “Warrant Shares”). In connection with the Offering, the Company has also entered into a letter agreement dated April 30, 2025 (the “Letter Agreement”) with Rodman & Renshaw LLC as the exclusive financial advisor (the “Financial Advisor”) pursuant to which the Company has agreed to issue financial advisor warrants to purchase up to an aggregate of 21,212 shares of Common Stock (the “Financial Advisor Warrants”, together with the Buyer Warrants, the “Private Placement Warrants”). The Private Placement Offering closed on June 30, 2025 (the “Initial Closing Date”) and the Company received proceeds of $1,725,000, net of original issue discount and issuance fees and costs.

The Notes were issued with an original issue discount of 10.0% and accrue interest at a rate of 10.0% per annum. The Notes mature twelve (12) months from the date of issuance, June 30, 2026 (the “Maturity Date”), unless extended pursuant to the terms thereof. The Notes are convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to quotient of the Conversion Amount divided by (y) the Conversion Price (the “Conversion Rate”). At no time may the Buyer hold more than 4.99% (or up to 9.99% at the election of the Buyers pursuant to the Notes) of the outstanding Common Stock. The conversion price of the Note is subject to a floor price of $0.11.

On August 19, 2025, the parties held an additional closing pursuant to the terms of the Purchase Agreement (the “August Closing”). The Company issued an additional note in the original principal amount of $2,200,000, with an initial conversion price equal to $3.4891 per share and issuance date of August 19, 2025 (the “August Note”), and additional warrants to purchase up to 126,107 shares of Common Stock, at an initial exercise price equal to $3.4891 per share (the “August Warrants”), in the August Closing. The August Note matures on August 19, 2026. Other than the maturity date and the conversion and exercise price of the August Note and August Warrants, respectively, the August Note and August Warrants have the same terms as those issued on the Initial Closing Date.

In September 2025, as per the terms of the Notes and Warrants, the conversion price and exercise price was adjusted to $2.50.

On October 8, 2025, the parties held an additional closing pursuant to the terms of the Purchase Agreement (the “October Closing”). The Company issued an additional note in the original principal amount of $2,500,000, with an initial conversion price equal to $2.50 per share and issuance date of October 8, 2025 (the “October Note”, together with the August Note and the Initial Note, are collectively referred to herein as the “Notes”), and additional warrants to purchase up to 200,000 shares of Common Stock, at an initial exercise price equal to $2.50 per share (the “October Warrants”, together with the August Warrants and the Initial Buyer Warrants, are collectively referred to herein as the “Buyer Warrants”), in the October Closing. The October Note matures on October 8, 2026. Other than the maturity date and the conversion and exercise price of the October Note and October Warrants, respectively, the October Note and October Warrants have the same terms as those issued on the August Closing and the Initial Closing Date.

At the Market Offering

On August 27, 2025, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (the “Manager” or “Wainwright”), to sell its shares of Class A common stock, from time to time, in an “at the market offering” program through Wainwright, with certain limitations on the amount of Class A Common Stock (the “Shares”) that may be offered and sold thereunder. The sales, if any, of the Shares made under the ATM Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, including sales made directly on or through the Nasdaq or on any other existing trading market for the Company’s Class A Common Stock, directly to Wainwright as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law (the “ATM”).

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Offers and sales of the Shares by the Company, if any, under the ATM Agreement, will be made through a prospectus supplement, dated August 27, 2025 and an accompanying base prospectus, dated August 8, 2025, contained therein (the “ATM Prospectus Supplement”), which ATM Prospectus Supplement forms a part of the Company’s shelf registration statement on Form S-3 (File 333-288908), as amended, initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 23, 2025 (the “Registration Statement”) and declared effective by the SEC on August 8, 2025. The aggregate market value of the shares of Class A Common Stock eligible for sale under the ATM Prospectus Supplement is approximately $5.6 million as of November 11, 2025, which is based on the limitations of General Instruction I.B.6 of Form S-3.

Pursuant to the ATM Agreement, the Company will set the parameters for the sale of the Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, limitation on the number of Shares that may be sold in any one trading day and any minimum price below which sales may not be made. Upon delivery of a placement notice and subject to the terms and conditions of the ATM Agreement, the Manager will use its commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of Nasdaq, to sell the Shares from time to time based upon the Company’s instructions. The Company has no obligation to sell any the Shares under the ATM Agreement and may at any time suspend solicitation and offers under the ATM Agreement. The Manager is not obligated to purchase any Shares on a principal basis pursuant to the ATM Agreement.

The ATM Agreement provides that the Company will pay the Manager commissions for its services for acting as agent in the sale of the Shares pursuant to the ATM Agreement. The Manager will be entitled to compensation at a fixed commission rate equal to up to 3.0% of the gross proceeds from the sale of the Shares pursuant to the ATM Agreement. The Company has agreed to provide the Manager and certain affiliates of the Manager with customary indemnification and contribution rights, including for liabilities under the Securities Act. Pursuant to the terms of the ATM Agreement, the Company has agreed to reimburse Wainwright for the reasonable fees and expenses of its legal counsel not to exceed $100,000 (excluding any periodic due diligence fees) incurred in connection with entering into the transactions contemplated by the ATM Agreement. Additionally, pursuant to the terms of the ATM Agreement, the Company has also agreed to reimburse Wainwright up to a maximum of $5,000 per Representation Date (as defined in the ATM Agreement) in connection with a new Registration Statement or the filing of the Company’s Annual Report on Form 10-K and $2,500 in connection with each other Representation Date, plus any incidental expense incurred by the Manager in connection therewith.

The ATM Agreement contains customary representations and warranties and conditions regarding the placements of the Shares pursuant thereto, obligations to sell Shares under the ATM Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Registration Statement.

The ATM of the Shares pursuant to the ATM Agreement and the ATM Prospectus Supplement will terminate upon the earlier of (i) the sale of the Maximum Amount (as defined in the ATM Agreement) of Shares pursuant to the ATM Agreement, or (b) the termination of the ATM Agreement by us or the Manager as permitted therein.

In May 2025, the Company entered into a private placement agreement with certain investors to sell 31,884 shares of Class A common stock at $6.90 per share and 32,352 prefunded warrants (the “May 2025 Prefunded Warrants”) at $3.40 per warrant. The May 2025 Prefunded Warrants were immediately exercised, resulting in the issuance of 32,352 shares of Class A common stock. The Company collected in aggregate $330,000 of gross proceeds from this private placement.

2024 Financings

On May 22, 2024, we priced a “best efforts” public offering for the sale by the Company of an aggregate of 10,456 shares of our Class A common stock, pre-funded warrants exercisable into 17,322 shares of Class A Common Stock (the “May Pre-Funded Warrants”), and common warrants exercisable into 27,778 shares of Class A Common Stock (the “Common Warrants”). The public offering price was $9.00 per aggregate share. The May Pre-Funded Warrants are exercisable immediately, may be exercised at any time until all of the May Pre-Funded Warrants are exercised in full, and have an exercise price of $0.0050. The Common Warrants are exercisable immediately for a term of five years and have an exercise price of $9.00.

A.G.P./Alliance Global Partners (“AGP”) acted as placement agent for the offering, pursuant to a placement agency agreement, dated May 22, 2024, between the Company and AGP (the “Placement Agency Agreement”). Under the Placement Agency Agreement, AGP received a cash fee of $174,939 and warrants (the “Placement Agent Warrants”) to purchase 1,667 shares of our Class A Common Stock at an exercise price per share equal to $10.00. The offering closed on May 28, 2024.

2024 Wainwright Private Financing

On September 24, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor for the issuance and sale in a private placement (the “Private Placement”) of (i) pre-funded warrants (“HCW Pre-Funded Warrants”) to purchase up to 117,647 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.001 per share, (ii) Series A warrants (the “Series A Warrants”) to purchase up to 117,647 shares of Common Stock, at an exercise price of $4.00 per share, and (iii) Series B warrants (the “Series B Warrants” and together with the Series A Warrants and the Placement Agent Warrants (defined below), the “Warrants” ) to purchase up to 117,647 shares of Common Stock at an exercise price of $4.00 per share. The Series A Warrants are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance. The Series B Warrants are exercisable immediately upon issuance and have a term of exercise equal to eighteen (18) months from the date of issuance. The combined purchase price per HCW Pre-Funded Warrant and accompanying Warrants was $4.249. The Private Placement closed on September 26, 2024.

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A holder of the HCW Pre-Funded Warrants and the Warrants may not exercise any portion of such holder’s HCW Pre-Funded Warrants or Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, holders of the Warrants will have the right to receive the Black Scholes Value of their Warrants calculated pursuant to a formula set forth in the Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of Common Stock.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of September 24, 2024, with the investor, pursuant to which the Company agreed to prepare and file a registration statement on Form S-1 to register the resale of the shares of Common Stock underlying the HCW Pre-Funded Warrants and the Warrants, and to use its best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than forty-five (45) days following the date of the Registration Rights Agreement (or seventy-five (75) days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC). The Company filed an initial registration statement on Form S-1 (File No. 333-282506) with the SEC on October 4, 2024 and it was declared effective on November 6, 2024.

The net proceeds to the Company from the Private Placement were approximately $4.4 million, after deducting placement agent fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds received from the Private Placement to support general corporate purposes and working capital.

Wainwright acted as the Company’s exclusive placement agent in connection with the Private Placement, pursuant to that certain engagement letter, dated as of September 12, 2024, as amended, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company paid Wainwright (i) a total cash fee equal to 7.5% of the aggregate gross proceeds of the Private Placement (inclusive of the gross proceeds to be received from the exercise of any Warrants), (ii) a management fee of 1.0% of the aggregate gross proceeds of the Private Placement (inclusive of the gross proceeds to be received from the exercise of any Warrants), and (iii) a non-accountable expense allowance of $50,000. In addition, the Company issued to Wainwright or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 8,824 shares of Common Stock at an exercise price equal to $5.3125 per share and, if any Warrants are exercised for cash will be obligated to issue to Wainwright additional Placement Agent Warrants equal to 7.5% of the total Warrants exercised, if any. The Placement Agent Warrants have substantially the same terms as the Warrants, are exercisable immediately upon issuance and have a term of exercise equal to five (5) years from the date of issuance.

Pursuant to the Purchase Agreement, the Company agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until sixty (60) days after the effective date of the Registration Statement. The Company has also agreed not to effect any Variable Rate Transaction (as defined in the Purchase Agreement) until one (1) year after the effective date of the Registration Statement (subject to certain exceptions). Since the OR Merger requires the Company to issue shares to the OpenReel Stockholders and file a registration statement prior to the expiration of the aforesaid period, the Wainwright Investor agreed to waive the Protective Provisions (the “Waiver”). In consideration for the Waiver, the Company agreed to reduce the exercise price of the Warrants issued to the Wainwright Investor from $4.00 to $2.50 per share.

The Engagement Letter and the Purchase Agreement contain customary representations and warranties and agreements and obligations, conditions to closing and termination provisions. The foregoing descriptions of terms and conditions of the Purchase Agreement, the HCW Pre-Funded Warrants, the Series A Warrants, the Series B Warrants, the Placement Agent Warrants, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the form of the Purchase Agreement, the form of the HCW Pre-Funded Warrant, the form of the Series A Warrant, the form of the Series B Warrant, the form of the Placement Agent Warrant, and the form of the Registration Rights Agreement, which are attached hereto as Exhibits.

Between January 1, 2024 and December 31, 2024, 11,453 shares of Class A Common Stock had been issued upon conversion of outstanding promissory notes issued to YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP and a cash payment of $750,000 was made in May 2024. The aggregate principal amount was fully satisfied such that there is no remaining balance under the Yorkville Promissory Notes as of December 31, 2024.

Debt Equitization Plan

From August 23, 2024 to December 31, 2024 the Company entered into various agreements to reorganize outstanding debt from certain creditors (collectively, the “Creditors”) into shares of the Company’s Class A Common Stock (the “Shares”) (collectively, the “Debt Reorganization”). The Shares issued as part of the Debt Reorganization are a mix of Shares that the Company agreed to register in a registration statement on Form S-1 and Shares that are exempt from registration. As of May 12, 2025 the Company has issued an aggregate of 1,597,944 Shares to the Creditors in exchange for the cancellation of an aggregate of $5,068,547 of debt.

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Operating Metrics

In the management of our businesses, we identify, measure, and evaluate a variety of operating metrics, as described below. These key performance measures and operating metrics are not prepared in accordance with GAAP and may not be comparable to or calculated in the same way as other similarly titled measures and metrics used by other companies. Measurements are specific to the group being measured, i.e. total customers, new customers, or other cohorts.

The following table presents the percentage of Banzai’s revenue for the three and nine months ended September 30, 2025 and 2024 as compared to our other SaaS products.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
Revenue %	2025	2024	2025	2024
Reach	2.9%	8.1%	2.5%	4.1%
Demio	35.5%	91.9%	33.0%	95.5%
OpenReel	47.6%	0.0%	44.7%	0.0%
Vidello	14.0%	0.0%	19.8%	0.0%
Other	0.0%	0.0%	0.0%	0.4%
Total	100.0%	100.0%	100.0%	100.0%

Net Revenue Retention (“NRR”)

NRR is a metric Banzai uses to measure the revenue retention of its existing customer base. NRR calculates the change in revenue from existing customers by cohort over a period of time, after taking into account revenue lost due to customer churn and downgrades, and revenue gained due to upgrades and reactivations.

The formula for calculating NRR is: NRR = (Revenue at the beginning of a period - Revenue lost from churn, and downgrades + Revenue gained from expansion and reactivation) / Revenue at the beginning of the period.

The following table presents average monthly NRR for the three and nine months ended September 30, 2025 and 2024.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2024	2025	2024
Average Monthly NRR	97.4%	97.9%	96.4%	96.7%

Average Customer Value (“ACV”)

ACV is a metric Banzai uses to calculate the total revenue that it can expect to generate from a customer in a year. ACV is commonly used in the SaaS industry to measure the value of a customer to a subscription-based company over a 12-month period. Banzai uses ACV to segment its customers and to determine whether the value of new customers is growing or shrinking relative to the existing customer base. Banzai uses this information to make strategic decisions about pricing, marketing, and customer retention.

The formula for calculating ACV is: ACV = Total Annual Recurring Revenue (ARR) / Total Number Customers, where ARR is defined as annual run-rate revenue of subscription agreements from all customers measured at a point in time.

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The following table presents new customer ACV and total average ACV for the three and nine months ended September 30, 2025 and 2024.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2024	2025	2024
New Customer ACV	$1,411	$1,381	$1,074	$1,470
Total Average ACV	$1,693	$1,509	$1,590	$1,549

Customer Acquisition Cost (“CAC”)

CAC is a financial metric Banzai uses to evaluate the average cost of acquiring a new customer. It includes marketing, sales, and other related expenses incurred while attracting and converting prospects into paying customers. CAC is a critical metric for Banzai to understand the efficiency and effectiveness of its marketing and sales efforts, as well as to ensure sustainable growth.

The formula for calculating CAC is: CAC = Total Sales & Marketing Cost / Number of Customers Acquired.

The following table presents CAC for the three and nine months ended September 30, 2025 and 2024.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2024	2025	2024
Customer Acquisition Cost (CAC)	$1,322	$1,569	$1,631	$1,508

Customer Churn %

Customer Churn % is the rate of customers who deactivate in a given period relative to the number of active customers at the beginning of such period or end of the prior period. Understanding drivers of churn allows Banzai to take measures to reduce the number of customers who deactivate and increase the overall rate of customer retention. There are two types of Churn % measured: Revenue churn and Customer (or logo) churn.

The formula for calculating Churn % is: Churn % = [# or $ value of] Deactivations / [# or $ value of] Active Customers (Beginning of period).

The following table presents revenue Churn and new customer (or logo) Churn for the three and nine months ended September 30, 2025 and 2024.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2024	2025	2024
Average Monthly Churn - Revenue	3.7%	4.4%	5.1%	7.3%
Average Monthly Churn - Customer (Logo)	6.9%	5.3%	7.8%	8.3%

Churn - Customer (Logo) represents the number of customers, whereas the non-Logo Churn is based on sales dollars.

Customer Lifetime Value (“LTV”)

LTV is a financial metric Banzai uses to estimate the total revenue it can expect to generate from a customer throughout their entire relationship. LTV helps Banzai understand the long-term value of each customer, enabling it to make informed decisions about marketing, sales, customer support, and product development strategies. It also helps Banzai allocate resources more efficiently by identifying high-value customer segments to focus on growth and retention.

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The formula for calculating LTV is comprised of two metrics: Monthly Recurring Revenue (MRR) and Customer Life represented in # of months. Calculations for these metrics on a per-customer basis, as follows:

MRR = ACV / 12

Customer Life (# of months) = 1 / Churn %

LTV = MRR * Customer Life (# of months)

MRR is calculated by aggregating, for all customers from customer base or the group being measured during that month, monthly revenue from committed contractual amounts. For customers on annual contracts, this represents their ACV divided by 12.

The following table presents MRR, Customer Life, and LTV for the three and nine months ended September 30, 2025 and 2024.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2024	2025	2024
MRR (New Customers)	$141	$311	$133	$1,012
Customer Life (months)	26.7	22.9	19.6	18.7
LTV (New Customers)	$3,136	$2,635	$2,598	$2,293

LTV / CAC Ratio

LTV / CAC ratio is a culminating metric measuring the efficiency of Sales and Marketing activities in terms of the dollar value of new business generated versus the amount invested in order to generate that new business. This provides a measurement of ROI for Sales and Marketing activities. A segmented view of LTV / CAC ratio gives additional insight into the profitability of various business development activities.

The formula for calculating LTV / CAC ratio is: LTV / CAC for the segment or activity being measured.

The following table presents the LTV / CAC ratio for the three and nine months ended September 30, 2025 and 2024.

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2024	2025	2024
LTV / CAC Ratio	2.8	1.8	1.6	1.5

Analysis of the Impact of Key Business Drivers on Financial Performance

Banzai strives to maximize revenue growth within a reasonable cost structure through optimizing and continuous monitoring of the key business metrics described above relative to SaaS industry benchmarks, Banzai’s direct competition, and historical company performance. This is accomplished through a combination of increased revenue per customer (higher ACVs and NRR) on an increasing customer base, generated through efficient customer acquisition (LTV / CAC ratio) and improved customer retention (lower churn, higher customer life). Other business activities contribute to improved performance and metrics, including but not limited to the following:

●	Customer Success and Onboarding, leading to maximum customer satisfaction and retention.

●	Product Development and Support, maximizing customer value, supporting usage and expansion revenue.

●	Company Initiatives, designed to improve trial experience and conversion rates, on-demand adoption, and emphasis on data to position our products as a system of automation and a system of record for our customers, supporting growth and retention.

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Identification of Operational Risk Factors

There are a number of key internal and external operational risks to the successful execution of Banzai’s strategy.

Internal risks include, among others:

●	Management and leadership issues: ineffective leadership, poor decision-making, or lack of direction.

●	Operational inefficiencies: inadequate processes and poor resource allocation may lead to decreased productivity or insufficient ROI.

●	Financial mismanagement: inadequate financial planning, improper accounting practices, or excessive debt can lead to financial instability.

●	Employee-related challenges: high turnover, lack of skilled staff, or internal conflicts can impact morale and productivity.

●	Technological obsolescence: failing to develop (or adapt) to new technologies in anticipation or response to changes in market trends can lead to competitive disadvantages.

External risks include, among others:

●	Economic factors: including economic downturns, inflation, or currency fluctuations impacting business spending and overall market conditions.

●	Competition: from established industry players to new entrants, eroding market share and profitability.

●	Legal and regulatory: changes in laws or regulations that impact operations or increase compliance costs.

●	Technological disruptions: from advancements in technology leading to obsolescence of existing products.

●	Unforeseen events: including natural disasters, geo-political instability, and pandemics, potentially impacting market demand, operational or supply chain disruption.

Analysis of the Impact of Operational Risks on Financial Performance

The risk factors described above could have significant impacts on Banzai’s financial performance. These or other factors, including those risk factors summarized in the section titled “Risk Factors” could impact Banzai’s ability to generate and grow revenue, contain costs, or inhibit profitability, cash flow, and overall financial performance:

●	Revenue and Sales: Internal risks from operating inefficiency or external factors, including economic downturns or increased competition, could lead to lower sales, impaired unit economics, and reduced revenue.

●	Costs and Expenses: Internal operating mismanagement or external factors, including supplier issues, may cause increased cost relative to revenue generation, resulting in insufficient return on investment or profit margins.

By continuing to conduct comprehensive risk monitoring and analysis on financial performance, Banzai can optimize its ability to make informed decisions and improve its ability to navigate internal and external challenges. Such activities include: identification and categorization of risks, quantification and analysis of potential severity, and development of risk mitigation strategies. It is also important for Banzai to ensure financial reports and disclosures accurately reflect the potential impact of risks on financial performance, essential for transparent communication with investors and stakeholders.

The Business Combination and Public Company Costs

The Business Combination was accounted for as a reverse recapitalization. Under this method of accounting, 7GC was treated as the acquired company for financial statement reporting purposes. Accordingly, for accounting purposes, the financial statements of Banzai represent a continuation of the financial statements of Legacy Banzai with the Business Combination treated as the equivalent of Legacy Banzai issuing stock for the net assets of 7GC, accompanied by a recapitalization. The net assets of 7GC were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Legacy Banzai in this and future reports of Banzai.

Due to the Business Combination, we became the successor to an SEC-registered and Nasdaq-listed company, which required Banzai to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. We incurred and expect to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting, legal and administrative resources, including increased audit and legal fees. We are qualified as an “emerging growth company.” As a result, we have been provided certain disclosure and regulatory relief. Our future results of operations and financial position may not be comparable to Legacy Banzai’s historical results of operations and financial position as a result of the Business Combination.

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Results of operations for the nine months ended September 30, 2025 and 2024

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Operating income:
Revenue	$9,351	$3,228	$6,123	189.7%
Cost of revenue	1,680	1,049	631	60.2%
Gross profit	7,671	2,179	5,492	252.0%
Operating expenses:
General and administrative expenses	21,007	11,721	9,286	79.2%
Depreciation expense	842	4	838	nm
Total operating expenses	21,849	11,725	10,124	86.3%
Operating loss	(14,178)	(9,546)	(4,632)	48.5%
Other expenses (income):
GEM settlement fee expense	—	260	(260)	-100.0%
Interest income	(1)	—	(1)	nm
Interest expense	—	—	—	nm
Interest expense - related party	1,289	2,861	(1,572)	-54.9%
Gain on extinguishment of liabilities	(4,489)	(681)	(3,808)	559.2%
Gain on release of Vidello revenue holdback	(973)	—	(973)	nm
Loss on debt issuance	444	171	273	159.6%
Loss on Private Placement Issuance	2,276	—	2,276	nm
Loss on extinguishment of term notes	1,769	—	1,769	nm
Loss on issuance of term notes	111	390	(279)	-71.5%
Loss on conversion and settlement of Alco promissory notes - related party	—	4,809	(4,809)	-100.0%
Loss on conversion and settlement of CP BF notes - related party	—	6,529	(6,529)	-100.0%
Loss on convertible bridge notes	146	63	83	131.7%
Change in fair value of warrant liability	171	(594)	765	-128.8%
Change in fair value of warrant liability - related party	(2)	(460)	458	-99.6%
Change in fair value of bifurcated embedded derivative assets- related party	54	(32)	86	-268.8%
Change in fair value of convertible notes	(265)	679	(944)	-139.0%
Change in fair value of term notes	391	37	354	956.8%
Change in fair value of convertible bridge notes	(34)	(18)	(16)	88.9%
Yorkville prepayment premium expense	—	95	(95)	-100.0%
Loss on yorkville sepa advances	938	—	938	nm
Vidello earnout expense	486	—	486	nm
Failed acquisition costs	1,382	—	1,382	nm
Other expense (income), net	(523)	(3)	(520)	nm
Total other expenses (income)	3,170	14,106	(10,936)	-77.5%
Loss before income taxes	(17,348)	(23,652)		0.0%
Income tax expense	113	7	106	nm
Net loss	$(17,461)	$(23,659)	$6,198	-26.2%

The percentage changes included in the tables herein that are not considered meaningful are presented as “nm”.

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Components of results of operations for the nine months ended September 30, 2025 and 2024

Revenue Analysis

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Revenue	$9,351	$3,228	$6,123	189.7%

For the nine months ended September 30, 2025, Banzai reported total revenue of approximately $9,351 thousand, representing an increase of approximately $6,123 thousand, or approximately 189.7%, compared to the period ended September 30, 2024. This increase is primarily attributable to the revenue generated by the acquisitions of OpenReel and Vidello and an increase in Reach revenue of approximately $46 thousand, OpenReel revenues of approximately $4,184 thousand and Vidello revenues were approximately $1,852 thousand for the nine months ended September 30, 2025.

Cost of Revenue Analysis

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Cost of revenue	$1,680	$1,049	$631	60.2%

For the nine months ended September 30, 2025 and 2024, Banzai’s cost of revenue totaled approximately $1,680 thousand and approximately $1,049 thousand, respectively. This represents an increase of approximately $631 thousand, or approximately 60.2%, for the nine months ended September 30, 2025 as compared to the nine months ended September 30, 2024. This increase is due primarily attributable to the additional costs of OpenReel and Vidello products which were approximately $233 thousand and $324 thousand, respectively.

Gross Profit Analysis

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Gross profit	$7,671	$2,179	$5,492	252.0%

For the nine months ended September 30, 2025 and 2024, Banzai’s gross profit was approximately $7,671 thousand and approximately $2,179 thousand, respectively. This represents an increase of approximately $5,492 thousand, or approximately 252.0% due to the increase in revenue of approximately $6,123 thousand and increase in cost of revenue of approximately $631 thousand described above.

Operating Expense Analysis

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Total operating expenses	$21,849	$11,725	$10,124	86.3%

Total operating expenses for the nine months ended September 30, 2025 and 2024, were approximately $21.8 million and approximately $11.7 million, respectively, an increase of approximately $10.1 million, or 86.3%. This increase was due primarily to the additions of OpenReel and Vidello expenses which were approximately $4.0 million and $0.9 million, respectively. Additionally the increase was due to an overall increase in salaries and related expenses by approximately $1.8 million, marketing expenses by approximately $0.8 million, and costs associated with audit, technical accounting, and legal and other professional services of approximately $1.8 million.

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Other Expense Analysis

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Total other expenses (income)	$3,170	$14,106	$(10,936)	-77.5%

For the nine months ended September 30, 2025, Banzai reported total other income of approximately $3.2 million. The change in other expenses (income), net was primarily driven by the following:

●	GEM settlement commitment fee expense of approximately $0.2 million during the nine months ended September 30, 2024.

●	Gain on extinguishment of liabilities of approximately $4.5 million recognized during the nine months ended September 30, 2025 compared to $0.7 million recognized during the nine months ended September 30, 2024.

●	Loss on issuance of debt of approximately $2.6 million during the nine months ended September 30, 2025 compared to $0.6 million during the nine months ended September 30, 2024.

●	Loss on extinguishment of term notes of approximately $1.8 million during the nine months ended September 30, 2025.

●	Change in fair value of warrant liability recorded as a loss (third party & related party) of approximately $0.2 during the nine months ended September 30, 2025 compared to a gain of $1.0 million during the nine months ended September 30, 2024.

●	Interest expense (third party and related party) decreased by approximately $1.6 million.

●	Change in fair value of convertible promissory notes recorded as a gain of approximately $0.3 million during the nine months ended September 30, 2025 compared to a loss of approximately $0.6 million during the nine months ended September 30, 2024.

●	Change in fair value of term notes recorded as a loss of approximately $0.4 million during the nine months ended September 30, 2025.

●	Yorkville prepayment premium expense and loss on SEPA advances to Yorkville of approximately $0.9 million during the nine months ended September 30, 2025.

●	Loss on the failed Act On acquisition costs of $1.4 million during the nine months ended September 30, 2025.

●	Loss on conversion and settlement of CP BF notes of approximately $6.5 million during the nine months ended September 30, 2024.

●	Loss on conversion and settlement of Alco promissory notes of approximately $4.8 million during the nine months ended September 30, 2024.

Provision for Income Taxes

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Income tax expense	$113	$7	$106	1614.3%

For the nine months ended September 30, 2025, Banzai’s reported provision for income tax benefit was $113 thousand. Banzai reported a provision for income tax expense for the nine months ended September 30, 2024 of $7 thousand.

Due to Banzai’s history of losses since inception, there is not enough evidence at this time to support that Banzai will generate future income of a sufficient amount and nature to utilize the benefits of its net deferred tax assets. Accordingly, the deferred tax assets have been reduced by a full valuation allowance, since Banzai cannot currently support that realization of its deferred tax assets is more likely than not.

At September 30, 2025, Banzai had no unrecognized tax benefits that would reduce Banzai’s effective tax rate if recognized.

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Net Loss Analysis

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Net loss	$(17,461)	$(23,659)	$6,198	-26.2%

For the nine months ended September 30, 2025 and 2024, Banzai reported net losses of approximately $17.5 million and approximately $23.7 million, respectively. The increase in net loss is primarily due to an increase in total other expenses (income), net of approximately $10.9 million during the nine months ended September 30, 2025 compared to the nine months ended September 30, 2024, in addition to an increase in operating expenses of approximately $10.1 million, and an increase in gross profit of $5.5 million.

Critical Accounting Estimates

Our condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States. The preparation of these condensed consolidated financial statements requires us to make judgments and estimates that affect the reported amounts of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities in our financial statements. We base our estimates on historical experience, known trends and events and various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ from these estimates under different assumptions or conditions. On a recurring basis, we evaluate our judgments and estimates in light of changes in circumstances, facts, and experience. The effects of material revisions in an estimate, if any, will be reflected in the condensed consolidated financial statements prospectively from the date of the change in the estimate.

We believe that the following accounting policies are those most critical to the judgments and estimates used in the determination of opening balances in purchase accounting for business combinations, and in preparation of our financial statements.

Impairment of goodwill

Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually, in December, or more frequently if a triggering event occurs between impairment testing dates. As of December 31, 2024, the Company had two operating segments, which were deemed to be its reporting units, for the purpose of evaluating goodwill impairment, and the annual impairment test is performed as of December 31.

The Company’s impairment assessment begins with a qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying value. Qualitative factors may include, macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity and Company specific events. If, based on the qualitative test, the Company determines that it is “more likely than not” that the fair value of a reporting unit is less than its carrying value, then we evaluate goodwill for impairment by comparing the fair value of our reporting unit to its respective carrying value, including its goodwill. If it is determined that it is not likely that the fair value of the reporting unit is less than its carrying value, then no further testing is required.

The selection and assessment of qualitative factors used to determine whether it is more likely than not that the fair value of a reporting unit exceeds the carrying value involves significant judgment and estimates. Fair values may be determined using a combination of both income and market-based approaches.

As of the annual impairment testing date of December 31, 2024, the Company bypassed the qualitative assessment and proceeded directly to the quantitative impairment test based on the stock price of the Company on the measurement date and economic uncertainty. To perform the quantitative assessment, the Company engaged a third-party service provider to assist management with the determination of the fair value of the Company. The Company estimated fair value of equity using the market capitalization method of the market approach, consideration of initiatives unknown by the market and evaluation of any implied control premium. Management further supported the conclusions by assessing a combination of an income valuation methodology, comprising a discounted cash flow analysis and market valuation methodologies, comprising the guideline public company and guideline transaction methods.

The market capitalization method calculated the aggregate market value of the Company based on the total number of outstanding shares of common and preferred stock and the market prices of the shares as of the assessment date. The Company evaluated conditions that were unknown by the market as of the assessment date and how a market participant would evaluate an implied control premium for the Company. The implied control premium was supported using a discounted cash flow analysis that contemplated the present value of assumed market participant cost savings and synergies.

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The discounted cash flow (“DCF”) estimated the present value of future cash flows. A DCF analysis requires significant judgment to model financial forecasts, which included revenue growth, cost of sales as a percentage of revenue, gross profit margin, operating expenses as a percentage of revenue, EBITDA margin, EBITDA growth, industry and economic trends, and other relevant considerations. For periods beyond those forecasted, a terminal value was estimated based on an assumed long-term growth rate, which was derived using the Gordon Growth Model. The discount rate applied to the forecasted cash flows was calculated using a build-up approach, which starts with the risk-free interest rate, which was then calibrated for market and small stock risk premiums, including a beta, equity risk, size, and small stock risk premiums to reflect risks and uncertainties in the financial market and in the Company’s business projections.

The market approach for the guideline public company method utilizes observable market data from comparable public companies, including revenue multiples, to estimate the Company’s fair value. This approach also incorporates a control premium to represent the Company’s expectation of a hypothetical acquisition. The market approach for the guideline transaction method utilizes observable transactions of actual prices paid for target companies that operated in comparable industries or markets facing similar risks. Both methods of the market approach require judgment in the selection of comparable companies or comparable transactions and includes those with similar business activities, and related operating environments.

The results of the quantitative assessment indicated that the carrying amount of the Company’s OpenReel reporting unit exceeded its fair value, which resulted in an impairment loss of $2.7 million at December 31, 2024.

Significant negative industry or economic trends, including declines in the market price of the Company’s stock, reduced estimates of future cash flows or business disruptions could result in impairments to goodwill in the future, which would result in recording an impairment loss. Any resulting impairment loss could have a material adverse impact on the Company’s financial condition and results of operations. Management will continue evaluating the economic conditions at future reporting periods for triggering events.

Business combinations

The Company accounts for business combinations under the acquisition method of accounting, which requires the recognition of acquired tangible and identifiable intangible assets and assumed liabilities at their acquisition date fair values. These fair values are a result of valuation techniques that use significant assumptions that are subject to a high degree of judgment. The excess of the acquisition price over the fair value of assets acquired and liabilities assumed is recorded as goodwill. Results of operations related to acquired entities are included prospectively beginning with the date of acquisition. Acquisition-related costs are expensed as incurred.

Level 3 recurring fair value measurements of financial instruments

Various elements of our accounting policies, by their nature, are inherently subject to estimation techniques, valuation assumptions and other subjective assessments. In particular, we have identified the following policies that, due to the judgment, estimates and assumptions inherent in those policies, are critical to an understanding of our condensed consolidated financial statements. These policies relate to fair value measurements, particularly certain fair value measurements determined to be Level 3 as discussed in Note 7, Fair Value Measurements, in the Notes to the Condensed Consolidated Financial Statements and valuation and realization of deferred tax assets. We believe that the judgment, estimates and assumptions used in the preparation of our condensed consolidated financial statements are appropriate given the factual circumstances at the time. However, given the sensitivity of these critical accounting policies on our condensed consolidated financial statements, the use of other judgments, estimates and assumptions could result in material differences in our results of operations or financial condition. Fair value measurements considered to be Level 3 representing estimated values based on significant unobservable inputs primarily include (i) the valuation of acquisition related earnout liabilities, (ii) the valuation of warrant liabilities, and (iii) valuation of term notes and convertible notes recognized at fair value.

Non-GAAP Financial Measures

Adjusted EBITDA

In addition to our results determined in accordance with U.S. GAAP, we believe that Adjusted EBITDA, a non-GAAP measure as defined below, is useful in evaluating our operational performance distinct and apart from certain irregular, non-cash, and non-operational expenses. We use this information for ongoing evaluation of operations and for internal planning purposes. We believe that non- GAAP financial information, when taken collectively with results under GAAP, may be helpful to investors in assessing our operating performance and comparing our performance with competitors and other comparable companies.

Non-GAAP measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We endeavor to compensate for the limitation of Adjusted EBITDA, by also providing the most directly comparable GAAP measure, which is net loss, and a description of the reconciling items and adjustments to derive the non-GAAP measure. Some of these limitations are:

●	Adjusted EBITDA does not consider the potentially dilutive impact of stock-based compensation.

●	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or contractual commitments.

●	Adjusted EBITDA does not reflect impairment and restructuring costs.

●	Adjusted EBITDA does not reflect interest expense or other income.

●	Adjusted EBITDA does not reflect income taxes.

●	Adjusted EBITDA does not reflect audit, legal, incremental accounting and other expenses tied to M&A or the Business Combination.

●	Other companies, including companies in our own industry, may calculate Adjusted EBITDA differently from the way we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should only be considered alongside results prepared in accordance with GAAP, including various cash-flow metrics, net income (loss) and our other GAAP results and financial performance measures.

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Adjusted EBITDA Analysis for the nine months ended September 30, 2025 and 2024

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Adjusted EBITDA (Loss)	$(5,633)	$(4,814)	$(818)	17.0%

For the nine months ended September 30, 2025, Banzai’s Adjusted EBITDA was approximately $5.6 million, reflecting a decrease in the earnings of approximately $0.8 million compared to a loss of approximately $4.8 million for the nine months ended September 30, 2024. This period-over-period decrease is primarily attributable to increased gain on extinguishments of liabilities offset by loss on issuance of term notes, loss on issuance of private placement and increased transaction related expenses.

Net Income/(Loss) to Adjusted EBITDA Reconciliation for the nine months ended September 30, 2025 and 2024

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Net loss	$(17,461)	$(23,659)	$6,198	-26.2%
Depreciation expense	842	4	838	20950.0%
Stock based compensation	1,757	496	1,261	254.0%
Interest income	(1)	—	(1)	nm
Interest expense - related party	1,289	2,861	(1,572)	-54.9%
Income tax expense	113	7	106	1514.3%
GEM commitment fee expense	—	260	(260)	nm
Gain on extinguishment of liabilities	(4,489)	(681)	(3,808)	559.2%
Gain on release of Vidello revenue holdback	(973)	—	(973)	nm
Loss on issuance of term notes	111	390	(280)	-71.7%
Loss on issuance of convertible bridge notes	146	63	83	130.5%
Loss on debt issuance	444	171	273	159.6%
Loss on issuance of term notes	1,769	—	1,769	nm
Loss on Private Placement Issuance	2,276	—	2,276	nm
Loss on conversion and settlement of Alco promissory notes - related party	—	4,809	(4,809)	-100.0%
Loss on conversion and settlement of CP BF notes - related party	—	6,529	(6,529)	-100.0%
Change in fair value of warrant liability	171	(594)	765	-128.8%
Change in fair value of warrant liability - related party	(2)	(460)	458	-99.6%
Change in fair value of bifurcated embedded derivative assets- related party	54	(32)	86	-268.8%
Change in fair value of convertible notes	(265)	679	(944)	-139.0%
Change in fair value of term notes	391	37	354	956.8%
Change in fair value of convertible bridge notes	(34)	(18)	(16)	88.9%
Loss on yorkville sepa advances	938	—	938	nm
Vidello earnout expense	486	—	486	nm
Failed acquisition costs	1,382	—	1,382	nm
Other expense, net	(523)	(3)	(520)	17333.3%
Yorkville prepayment premium expense	—	95	(95)	-100.0%
Transaction related expenses*	5,947	4,228	1,719	40.7%
Adjusted EBITDA (Loss)	$(5,633)	$(4,814)	$(818)	17.0%

* Transaction related expenses include

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Professional fees - audit	$585	$370	$215	58.1%
Professional fees - legal	440	1,619	(1,179)	-72.8%
Incremental accounting	946	1,262	(316)	-25.0%
Market study, M&A support	3,976	977	2,999	307.0%
Transaction related expenses	$5,947	$4,228	$1,719	40.7%

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Liquidity and Capital Resources

Going Concern

Since inception, Banzai has financed its operations primarily from the sales of redeemable convertible preferred stock and convertible promissory notes, and proceeds from senior secured loans. As of September 30, 2025, Banzai had cash of approximately $0.9 million.

Banzai has incurred losses since its inception, had a working capital deficit of approximately $23.8 million as of September 30, 2025, and had an accumulated deficit at September 30, 2025 totaling approximately $95.7 million. As of September 30, 2025, Banzai had approximately $3.3 million and approximately $11.1 million aggregate principal amount outstanding on term/promissory notes and convertible notes, respectively. During the nine months ended September 30, 2025, Banzai raised additional capital under the SEPA of approximately $17.7 million through the issuance of shares to fund the Company’s operations.

Banzai’s intends to seek additional funding through the SEPA arrangement, ATM Agreement and other equity financings in 2025. If Banzai is unable to raise such funding, Banzai will have to pursue an alternative course of action to seek additional capital through other debt and equity financing. Subsequent to September 30, 2025, the Company completed the following activities. The Company issued the October 3i Note for $2.5 million in principal, receiving proceeds of $2,010,909, and issued the November 1800 Diagonal Note for an aggregate principal amount of $238,050 and received $200,000 of proceeds. The Company settled Advance Notices received subsequent to September 30, 2025, by selling an aggregate of 180,000 shares of Class A Common Stock to Yorkville for an aggregate total purchase price of approximately $568,381. The Company converted to equity $191,487 of debt principal on the June 3i Note, fully converting the outstanding balance at September 30, 2025, $733,332 of debt principal on the August 3i Note, and $391,666 of debt principal on the Octobe 3i Note. The Company converted to equity $265,100 of debt principal on the April 1800 Diagonal Note, following such conversions the April 1800 Diagonal Note was fully converted. The Company converted to equity $167,116 of its obligations under the 2024 CP BF Convertible Note. The Company converted $545,551 against the oustanding Yorkville Convertible Notes to equity. The Company raised $1,310,738 in proceeds from equity issuances under the ATM Agreement.

If Banzai is unable to raise sufficient additional capital, through future debt or equity financings or through strategic and collaborative ventures with third parties, Banzai will not have sufficient cash flows and liquidity to fund its planned business for 12 months from the issuance of these financial statements, including the inability to close the Act On acquisition. There can be no assurances that Banzai will be able to secure alternate forms of financing at terms that are acceptable to management. In that event, Banzai might be forced to limit many of its business plans and consider other means of creating value for its stockholders. Based on the factors described above, and after considering management’s plans, there is substantial doubt about Banzai’s ability to continue as a going concern within one year from the date the financial statements were available to be issued. The accompanying condensed consolidated financial statements have been prepared assuming Banzai will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

Cash flows for the nine months ended September 30, 2025 and 2024

The following table sets forth Banzai’s cash flows for the nine months ended September 30, 2025 and 2024:

	Nine Months Ended September 30,	Nine Months Ended September 30,	Period-over-	Period-over-
($ in Thousands)	2025	2024	Period $	Period %
Net loss	$(17,460)	$(23,659)	$6,199	-26.2%
Adjustments to reconcile net loss to net cash used in operating activities:	4,044	18,296	(14,252)	-77.9%
Net cash used in operating activities	(13,416)	(5,363)	(8,053)	150.2%
Net cash used in investing activities	(2,677)	—	(2,677)	nm
Net cash provided by financing activities	15,929	7,533	8,396	111.5%
Net increase / (decrease) in cash	$(236)	$2,170	$(2,406)	-110.9%

Cash Flows for the nine months ended September 30, 2025

Net cash used in operating activities was approximately $13.4 million for the nine months ended September 30, 2025. Net cash used in operating activities consists of net loss of approximately $17.5 million, offset by total adjustments of approximately $4.0 million for non-cash items and the effect of changes in working capital. Non-cash adjustments primarily included stock compensation expense of approximately $1.8 million, gain on extinguishment of liability of approximately $4.5 million, loss on issuances of debt of approximately $2.8 million, loss on extinguishment of term notes of approximately $1.8 million, non-cash interest expense of approximately $2.0 million, fair value adjustment of convertible promissory notes of approximately $0.2 million, fair value adjustment of term notes of approximately $0.4 million, consulting expenses paid via share issuance of approximately $1.0 million, depreciation and amortization of intangible assets of approximately $0.8 million and net of change in operating assets and liabilities of approximately $1.3 million.

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Net cash used in investing activities was approximately $2.7 million for the nine months ended September 30, 2025 and was related to the net cash paid in the acquisition of Vidello.

Net cash provided by financing activities was approximately $15.9 million for the nine months ended September 30, 2025, and was primarily related to proceeds from convertible debt financing of approximately $9.0 million, net proceeds from the issuance of term notes of approximately $4.3 million, proceeds from issuance of shares under the SEPA agreement of approximately $17.7 million, repayment of term notes of approximately $7.7 million, partial repayment of convertible notes with a related party of approximately $2.8 million, repayment of Yorkville convertible notes of approximately $3.6 million, and payment of the GEM commitment fee promissory note of approximately $0.2 million.

Cash Flows for the nine months ended September 30, 2024

Net cash used in operating activities was approximately $5.4 million for the nine months ended September 30, 2024. Net cash used in operating activities consists of net loss of approximately $23.7 million, offset by total adjustments of approximately $18.3 million for non-cash items and the effect of changes in working capital. Non-cash adjustments primarily included loss on conversion and settlement of Alco promissory notes of approximately $4.8 million, loss on conversion and settlement of CP BF notes of approximately $6.5 million, non-cash settlement of the GEM commitment fee of approximately $0.2 million, non-cash share issuance for marketing expenses of approximately $0.3 million, non-cash share issuance for Yorkville redemption premium of approximately $0.1 million, stock-based compensation expense of approximately $0.5 million, gain on extinguishment of liability of approximately $0.7 million, loss on issuance of debt of approximately $0.2 million, loss on issuance of term notes of approximately $0.4 million, loss on issuance of convertible bridge notes of approximately $0.1 million, non-cash interest expense of approximately $1.3 million (approximately $1.18 million for related party), amortization of debt discount and issuance costs of approximately $1.4 million (approximately $1.4 million for related party), amortization of operating lease ROU assets of approximately $0.1 million, fair value adjustment for warrant liabilities gain of approximately $1.1 million (gain of approximately $0.5 million for related party), fair value adjustment of convertible promissory notes of approximately $0.7 million, and net of change in operating assets and liabilities of approximately $3.5 million.

There were no net cash investing activities for the nine months ended September 30, 2024.

Net cash provided by financing activities was approximately $7.5 million for the nine months ended September 30, 2024, and was primarily related to proceeds from convertible debt financing of approximately $2.5 million, net proceeds from issuance of common stock of approximately $6.3 million, net proceeds from the issuance of term notes of approximately $1.0 million, proceeds from related party advance of approximately $0.1 million, repayment of notes payable, carried at fair value of approximately $0.4 million, repayment of Yorkville convertible notes of approximately $0.8 million, and payment of the GEM commitment fee of approximately $1.2 million.

Capital Expenditure Commitments and Financing Requirements

($ in Thousands)	Total	Less than 1 year	1 - 3 Years
Debt principal - 15.5% CP BF convertible notes	$5,418	$—	$5,418
Debt principal - Agile	2,108	2,108	—
Debt principal - 1800 Diagonal	733	733	—
Debt principal - Private Placement convertible notes	2,751	2,751	—
Debt principal - Yorkville	2,000	2,000	—
Interest on debt	4,104	2,783	1,321
Operating leases	62	7	55
Total capital expenditure commitments and financing requirements at September 30, 2025	$17,176	$10,382	$6,794

Debt principal - 15.5% CB PF Convertible Note

On September 5, 2024, the Company entered into a side letter to the loan agreement with CP BF whereby the Company agreed to consolidate the Term Note, CP BF Convertible Note and First Amendment Convertible Note (combined the “Old CP BF Notes”) into a single convertible note (the “2024 CP BF Convertible Note”). In accordance with ASC 470 Debt, the Company treated the Old CP BF Notes as extinguished and recognized a loss on debt extinguishment of $6,529,402, determined by the sum of the fair value of the 2024 CP BF Convertible Note, plus the fair value of the additional equity consideration given as part of the side letter and share purchase agreement, as discussed below, in excess of the carrying value of the Old CP BF Notes. After consideration of the below transactions it was determined CP BF is a related party as they own approximately 16% of the outstanding Class A Common Stock.

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In conjunction with the side letter, the Company agreed to issue to CP BF, 7,000 shares of the Company’s Class A Common Stock. On September 23, 2024 the transaction was finalized and the Company issued the 2024 CP BF Convertible Note with a principal amount of $10,758,775. Pursuant to the CP BF SPA, CP BF agreed to convert $2,000,000 in debt into 26,084 shares of Class A Common Stock, CP BF Warrants to purchase up to 56,555 shares of Class A Common Stock and CP BF Pre-Funded Warrants to purchase up to 30,470 shares of Class A Common Stock (all such securities and shares collectively referred to as the “CP BF Registrable Securities”). The outstanding principal balance of the 2024 CP BF Convertible Note together with accrued interest thereon, unpaid fees and expenses and any other Obligations then due, shall be paid on February 19, 2027 (“2024 Loan Maturity Date”). The 2024 CP BF Convertible Note accrues interest at a rate of 15.5% which interest shall be paid in kind monthly and is convertible at the holder’s option at any time on or following the effectiveness of the first resale registration statement covering the applicable conversion shares at a fixed conversion price per share of $38.90. Upon the occurrence, and during the continuance, of an Event of Default (as defined in the agreement), interest on the 2024 CP BF Convertible Note will bear PIK interest at a per annum rate of 20% (“2024 Default Rate”).

Additionally, the Company may voluntarily prepay the principal of the 2024 CP BF Convertible Note, in accordance with their terms, in whole or in part at any time. On the date of any such prepayment, the Company will owe to Lender: (i) all accrued interest with respect to the principal amount so prepaid through the date the prepayment is made and (ii) the Exit Fee with respect to the principal amount so prepaid, calculated as 1.0% of the outstanding principal balance of the loans, with only the portion of the principal balance so converted counted for purposes of determining the applicable Exit Fee; and provided further, that, in the event of a partial prepayment of the loans, the Exit Fee shall be calculated on the principal amount so repaid and not on the entire outstanding principal balance thereof, and (iii) all other Obligations, if any, that shall have become due and payable hereunder with respect to the principal amount so prepaid.

Debt principal - GEM Promissory Note

On February 5, 2024, the Company and GEM entered into a settlement agreement (the “GEM Settlement Agreement”), pursuant to which (a) the Company and GEM agreed to (i) settle the Company’s obligations under and terminate the binding term sheet entered into between Legacy Banzai and GEM, dated December 13, 2023, and (ii) terminate the share repurchase agreement, dated May 27, 2022, by and among the Company and GEM, and (b) the Company (i) agreed to pay GEM $1.2 million in cash within three business days of the GEM Settlement Agreement and (ii) issued to GEM, on February 5, 2024, an unsecured promissory zero coupon note in the amount of $1.0 million, payable in monthly installments of $100,000 beginning on March 1, 2024, with the final payment to be made on December 1, 2024 (the “GEM Promissory Note”). The Company paid GEM the $1.2 million in cash in February 2024.

The GEM Promissory Note provides that, in the event the Company fails to make a required monthly payment when due, the Company shall issue to GEM a number of shares of Class A Common Stock equal to the monthly payment amount divided by the VWAP of the Class A Common Stock for the trading day immediately preceding the applicable payment due date. In addition, the Company agreed to register on a registration statement 4,000 shares of Class A Common Stock that may be issuable under the terms of the GEM Promissory Note. The GEM Promissory Note contains customary events of default. If an event of default occurs, GEM may, at its option, demand from the Company immediate payment of any outstanding balance under the GEM Promissory Note.

On November 15, 2024, the Company issued additional 15,000 shares to settle partial unpaid GEM promissory note balance. As of September 30, 2025, the Company has issued an aggregate of 19,000 shares of Class A Common Stock to GEM in lieu of monthly payment obligations and during the three and nine months ending September 30, 2025 paid the remaining balance of the GEM Promissory Note of $215,057.

Term Notes (Agile)

On July 22, 2024, the Company entered into a subordinated business loan and security agreement (the “July Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On July 22, 2024, the Company issued a subordinated secured promissory note (the “July Agile Note”) for an aggregate principal amount of $787,500 and received $750,000 of proceeds, net of administrative agent fees $37,500 to the collateral agent, with a maturity date of February 5, 2025 under the subordinated business loan and security agreement. The loan under the agreement bears interest at a rate of 42% and will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the loan commencing on and including the effective date pursuant to the Agreement’s weekly repayment and amortization schedule.

On September 13, 2024, the Company entered into a subordinated business loan and security agreement (the “September Subordinated Business Loan and Security Agreement”) with Agile Lending, LLC and Agile Capital Funding, LLC as the collateral agent. On September 13, 2024, the Company issued a subordinated secured promissory note (the “September Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of March 3, 2025 under the September Note. The September Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the September Note commencing on and including the effective date pursuant to the September Note Agreement’s weekly repayment and amortization schedule.

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On December 12, 2024, the Company issued a subordinated secured promissory note (the “December Agile Note”) for an aggregate principal amount of $2,400,000 and received $1,782,438 of proceeds, net of administrative agent fees of $120,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $319,500 and $178,063 in respect to early prepayment of the remaining outstanding balances of the July Agile Note and September Agile Note, with a maturity date on the December Agile Note of July 10, 2025. The December Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the December Agile Note commencing on and including the effective date pursuant to the December Agile Note Agreement’s weekly repayment and amortization schedule.

Upon the modification on December 12, 2024, the Company evaluated the debt modification guidance, determining that the modification is an extinguishment of the existing July Agile Note and September Agile Note due to the terms of the December Agile Note being substantially different from the terms of the July and September Agile Notes. As a result, the Company recorded a loss on debt extinguishment of $1,071,563.

On March 31, 2025, the Company issued a subordinated secured promissory note (the “March Agile Note”) for an aggregate principal amount of $4,000,000 and received $2,044,105 of proceeds, net of administrative agent fees of $200,000 paid to the collateral agent, and net of payments to Agile Lending, LLC of $1,755,895 in respect to early prepayment of the remaining outstanding balances of the December Agile Note, with a maturity date on the March Agile Note of November 12, 2025. The March Agile Note bears interest at a rate of 44%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the March Agile Note commencing on and including the effective date pursuant to the March Agile Note Agreement’s weekly repayment and amortization schedule.

Upon the modification on March 31, 2025, the Company evaluated the debt modification guidance, determining that the modification is an extinguishment of the existing December Agile Note due to the terms of the March Agile Note being substantially different from the terms of the December Agile Notes. As a result, the Company recorded a loss on debt extinguishment of $1,769,895.

On June 12, 2025, the Company issued a subordinated secured promissory note (the “June Agile Note”) for an aggregate principal amount of $262,500 and received $250,000 of proceeds, net of administrative agent fees $12,500 to the collateral agent, with a maturity date of December 15, 2025 under the June Note. The June Note bears interest at a rate of 48%, and interest will be calculated on a three hundred and sixty (360) day year based on the actual number of days lapsed, and interest shall accrue on the June Note commencing on and including the effective date pursuant to the June Note Agreement’s weekly repayment and amortization schedule.

The July Agile Note, the September Agile Note, the December Agile Note, the March Agile Note, and the June Agile Note are together referred to as the “Agile Notes”.

The collateral under the subordinated business loan and security agreements consist of all of the Company’s goods, accounts, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including intellectual property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other collateral accounts, all certificates of deposit, fixtures, letters of credit rights, securities, and all other investment property, supporting obligations, and financial assets. Upon any Changes in Business or Management, Ownership (as defined in the agreements) or upon an Event of Default (as defined in the agreements), each of the July Agile Note and or the September Agile Note then-outstanding will become accelerated and the Company shall immediately pay to Agile an amount equal to the sum of (i) all outstanding principal of the term loan plus accrued and unpaid interest thereon accrued through the prepayment date, (ii) a Prepayment Fee (as defined in the agreements), plus (iii) all other obligations that are due and payable, including, without limitation, incremental interest at the Default Rate of 5.0% (as defined in the agreements). Additionally, the Company may voluntarily prepay the July Agile Note and or the September Agile Note, in accordance with their terms, in whole or in part at any time. On the date of such prepayment of any principal amounts, the Company will owe to Agile a Prepayment Fee comprising a make-whole premium payment on account of such principal amount prepaid, which shall be equal to the aggregate and actual amount of interest (at the contract rate of interest) that would be paid through the maturity date of the respective note, as described above.

The Agile Notes include contingent redemption (put) rights which trigger mandatory prepayment and a make-whole premium upon certain events including an event of default, and defaulted contingent interest upon an event of default.

Due to the contingent redemption put feature and default interest embedded feature within the Agile Notes, the Company elected to account for the Agile Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

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Interest expense on the Agile Notes totaled $817,721 and $1,499,649 for the three and nine months ending September 30, 2025, respectively and is included in the fair value of the notes.

Convertible Notes (1800 Diagonal)

On August 16, 2024, the Company entered into a securities purchase agreement and promissory note agreement (the “August Securities Purchase Agreement”) with 1800 Diagonal Lending LLC (“Lender”). On August 16, 2024 the Company issued a promissory note (the “August 1800 Diagonal Note”) for an aggregate principal amount of $184,000 and received $152,000 of proceeds, net of an original issue discount of $24,000 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of June 15, 2025. The August Securities Purchase Agreement stipulates that the Company and Lender may mutually agree to enter into additional tranches of promissory notes over the 12 month period commencing on August 16, 2024, up to an aggregate total of $750,000. The stated interest rate on the August Note is 12% per annum, and interest shall accrue on the August Note commencing on and including the issuance date pursuant to the August Agreement’s monthly repayment and amortization schedule.

On September 24, 2024, the Company issued a second promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of July 30, 2025. The stated interest rate on the September Note is 12% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule. On July 23, 2025, the Company exercised its conversion option under the September 1800 Diagonal Note. On the conversion date, the September 1800 Diagonal Note had a fair value of $17,000 and converted into 7,034 shares of the Company’s Class A Common Stock.

On December 10, 2024, the Company issued a third promissory note (the “December 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of October 15, 2025. The stated interest rate on the December Note is 12% per annum, and interest shall accrue on the December Note commencing on and including the issuance date pursuant to the December Note Agreement’s repayment and amortization schedule. On July 22, 2025, the Company exercised its conversion option under the December 1800 Diagonal Note. On the conversion date, the Dectember 1800 Diagonal Note had a fair value of $58,000 and converted into 19,986 shares of the Company’s Class A Common Stock.

On February 7, 2025, the Company issued a fourth promissory note (the “February 1800 Diagonal Note”) for an aggregate principal amount of $124,200 and received $100,000 of proceeds, net of an original discount of $16,200 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of December 15, 2025. The stated interest rate on the February Note is 12% per annum, and interest shall accrue on the February Note commencing on and including the issuance date pursuant to the February Note Agreement’s repayment and amortization schedule. On August 11, 2025, the Company exercised its conversion option under the February 1800 Diagonal Note. On the conversion date, the February 1800 Diagonal Note had a fair value of $80,700 and converted into 32,780 shares of the Company’s Class A Common Stock.

On April 17, 2025, the Company issued a fifth promissory note (the “April 1800 Diagonal Note”) for an aggregate principal amount of $230,000 and received $192,000 of proceeds, net of an original discount of $30,000 and issuance costs of $8,000 for due diligence and legal fees, with a maturity date of February 15, 2026. The stated interest rate on the April Note is 12% per annum, and interest shall accrue on the April Note commencing on and including the issuance date pursuant to the April Note Agreement’s repayment and amortization schedule.

On May 9, 2025, the Company issued a sixth promissory note (the “May 1800 Diagonal Note”) for an aggregate principal amount of $163,300 and received $135,000 of proceeds, net of an original discount of $21,300 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of February 15, 2026. The stated interest rate on the May Note is 12% per annum, and interest shall accrue on the May Note commencing on and including the issuance date pursuant to the May Note Agreement’s repayment and amortization schedule.

On July 23, 2025, the Company issued a seventh promissory note (the “July 1800 Diagonal Note”) for an aggregate principal amount of $295,500 and received $250,000 of proceeds, net of an original discount of $38,500 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of May 30, 2026. The stated interest rate on the May Note is 12% per annum, and interest shall accrue on the July Note commencing on and including the issuance date pursuant to the July Note Agreement’s repayment and amortization schedule.

On September 12, 2025, the Company issued an eighth promissory note (the “September 1800 Diagonal Note”) for an aggregate principal amount of $151,800 and received $125,000 of proceeds, net of an original discount of $19,800 and issuance costs of $7,000 for due diligence and legal fees, with a maturity date of June 15, 2026. The stated interest rate on the September Note is 14% per annum, and interest shall accrue on the September Note commencing on and including the issuance date pursuant to the September Note Agreement’s repayment and amortization schedule.

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The April 1800 Diagonal Note, the May 1800 Diagonal Note, the July 1800 Diagonal Note, and the September 1800 Diagonal Note are together referred to as the “1800 Diagonal Notes”.

Upon an event of default, as defined in the agreements, all or any portion of the 1800 Diagonal Notes that are then-outstanding, may become convertible at the option of the Lender into fully paid and non-assessable shares of the Company’s Common Stock up to 4.99% of the Company’s outstanding shares of Common Stock. The Notes become convertible at the lender’s option upon an event of default, at a conversion price equal to the quotient resulting from dividing the Conversion Amount, measured as the sum of (1) the principal amount of the Note or Notes being converted in such conversion, plus (2) at the lender’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates to the respective note or notes being converted through the conversion date, plus (3) at the lender’s option, the default interest, divided by the “Conversion Price” then in effect on the date specified in the notice of conversion (the conversion date). The Conversion Price will be measured as seventy-five percent (75%) multiplied by the market price, which means the lowest trading price for the Company’s Common Stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date.

The 1800 Diagonal Notes include optional conversion rights to the holder upon an event of default, contingent redemption (put) rights which trigger mandatory prepayment upon event of default, and defaulted contingent interest upon an event of default.

Due to these embedded features within the 1800 Diagonal Notes, the Company elected to account for the 1800 Diagonal Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the 1800 Diagonal Notes totaled approximately $54,835 and $71,505 for the three and nine months ending September 30, 2025 and is included in the fair value of the notes.

Private Placement Offering (3i, LP)

On June 27, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, 3i, LP (the “Buyer”) for the issuance and sale in a private placement (the “Private Placement Offering”) of senior secured convertible notes of the Company, in the aggregate original principal amount of $11,000,000 (the “Private Placement Convertible Notes”) which Notes shall be convertible into shares of the Company’s Class A Common Stock, par value $0.0001 (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Notes. In connection with the Offering, the Company has also entered into a letter agreement dated April 30, 2025 (the “Letter Agreement”) with Rodman & Renshaw LLC as the exclusive financial advisor (the “Financial Advisor”) pursuant to which the Company has agreed to issue financial advisor warrants to purchase up to an aggregate of 21,212 shares of Common Stock (the “Financial Advisor Warrants”, together with the Buyer Warrants, the “Private Placement Warrants”). The Private Placement Offering closed on June 30, 2025 (the “Closing Date”). Refer to Note 16 - Equity, for further description of the Warrants issued in the Private Placement Offering.

On June 30, 2025, the parties conducted the initial closing pursuant to the terms of the Purchase Agreement. The Company issued an initial Note (the “June 3i Note”) in the aggregate original principal amount of $2,200,000 against the aggregate maximum under the Purchase Agreement with an initial conversion price of $2.50 per share and a warrant to initially acquire up to 67,124 shares of Common Stock (the “Buyer Warrants”) (as exercised, collectively, the “Warrant Shares”) at an exercise price of $2.50 per share. The Company received proceeds of $1,725,000, net of original issue discount and issuance fees and costs. The Company intends to use the net proceeds received from the Offering for general corporate purposes and working capital.

The Notes were issued with an original issue discount of 10.0% and accrue interest at a rate of 10.0% per annum. The Notes mature twelve (12) months from the date of issuance, June 30, 2026 (the “Maturity Date”), unless extended pursuant to the terms thereof. The Notes are convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to quotient of the Conversion Amount divided by (y) the Conversion Price (the “Conversion Rate”). At no time may the Buyer hold more than 4.99% (or up to 9.99% at the election of the Buyers pursuant to the Notes) of the outstanding Common Stock. The conversion price of the Note is subject to a floor price of $0.11.

On August 19, 2025, the parties held an additional closing pursuant to the terms of the Purchase Agreement (the “Second Closing”). The Company issued an additional note (the “August 3i Note”) in the original principal amount of $2,200,000, with an initial conversion price equal to $3.4891 per share and issuance date of August 19, 2025 (the Additional Note and the Initial Note, are collectively referred to herein as the “Notes”), and Additional Warrants to purchase up to 126,107 shares of Common Stock, at an initial exercise price equal to $3.4891 per share (the “Additional Warrants and the Initial Buyer Warrants, are collectively referred to herein as the “Buyer Warrants”), in the Second Closing. The Additional Note matures on August 19, 2026. Other than the maturity date and the conversion and exercise price of the Additional Note and Additional Warrants, respectively, the Additional Note and Additional Warrants have the same terms as those issued on the Initial Closing Date. The initial net proceeds to the Company from the August 2025 Note were approximately $1.762 million, after the original issuance discount and deducting financial advisory fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds received from the Offering for general corporate purposes and working capital.

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The August 2025 Note was issued with an original issue discount of 10.0% (the “OID”), as was the Note issued on the Initial Closing Date and accrue interest at a rate of 10.0% per annum. The August 2025 Note matures 12 months from the date of issuance (the “Maturity Date”), unless extended pursuant to the terms thereof. The Notes are convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to quotient of the Conversion Amount divided by (y) the Conversion Price (the “Conversion Rate”). At no time may the Buyer hold more than 4.99% (or up to 9.99% at the election of the Buyers pursuant to the Notes) of the outstanding Common Stock. The conversion price of the Additional Note is subject to a floor price of $1.10.

In addition, if an Event of Default (as defined in the Notes) has occurred under the Notes, the Buyer may elect convert (each, an “Alternate Conversion”, and the date of such Alternate Conversion, each, an “Alternate Conversion Date”) all, or any part of, the Conversion Amount (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Conversion Amount”) into shares of Common Stock at a conversion rate equal to the quotient of (x) the product of (A) the Redemption Premium and (B) the Alternate Conversion Amount, divided by (y) the Alternate Conversion Price (the “Alternate Conversion Rate”). Upon the occurrence of an Event of Default, the Company is required to deliver written notice to the Buyer within one (1) business day (an “Event of Default Notice”). At any time after the earlier of (a) the Buyer’s receipt of an Event of Default Notice, and (b) the Buyer becoming aware of an Event of Default, the Buyer may require the Company to redeem all or any portion of the Notes at a 15% premium. Beginning the earlier to occur of (x) the Effective Date (as defined in the Registration Rights Agreement) of the initial Registration Statement filed pursuant to the Registration Rights Agreement and (y) August 1, 2025, and thereafter, the first Trading Day of the calendar month immediately following (each an “Installment Date”) until the Maturity Date, the Company shall repay the Buyer approximately $183,333 towards the principal balance of the Notes and any accrued and unpaid interest in cash or, provided certain conditions are satisfied, shares of Common Stock, at the Company’s option (collectively, the “Installment Amount”). In connection with a “Change of Control”, the Buyer shall have the right to require the Company to redeem part or all of the Notes outstanding in cash, at the highest calculation of the Change of Control Redemption Price, each of which is outlined in their entirety within the Notes.

The Private Placement Convertible Notes include optional conversion rights to the holder upon an event of default, contingent redemption (put) rights which trigger mandatory prepayment upon event of default, and defaulted contingent interest upon an event of default.

Due to these embedded features within the Private Placement Convertible Notes, the Company elected to account for the Private Placement Convertible Notes at fair value at their respective dates of issuance and in subsequent reporting periods, pursuant to ASC 825 Financial Instruments (“ASC 825”). The Company will record changes in the fair value of the notes that relate to changes in credit risk to other comprehensive income. The remaining changes in fair value, including the component related to accrued interest, will be recorded through the other (income) expense section of the Company’s condensed consolidated statements of operations and comprehensive loss statement in a single line item.

Interest expense on the Private Placement Convertible Notes totaled approximately $1,193,231 for the three and nine months ending September 30, 2025 and is included in the fair value of the notes.

Interest on Debt

Interest on debt totals $4.1 million for the nine months ended September 30, 2025, representing the aggregate interest expenses / payments obligation to be paid and to be recognized during the rest of the terms of the Loan Agreements and Notes, described above.

Operating Leases

Banzai has an operating lease for its real estate for office use. The lease term expires in October 2027. Banzai adopted ASC 842 Leases by applying the guidance at adoption date, January 1, 2022. The $25,046 balance recognized as of September 30, 2025 represents the future minimum lease payments under non-cancellable leases as liabilities.

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Debt Structure and Maturity Profile

($ in Thousands)	Principal	Debt Premium (Discount) / Issuance Cost	Carrying Value	Accrued Interest	Carrying Value and Accrued Interest
As of September 30, 2025
Debt principal - 15.5% CP BF convertible notes	5,418	8	5,427	1,321	6,749
Debt principal - Yorkville	2,000	(200)	1,800	18	1,818
Debt principal - Private Placement convertible notes	2,751	(275)	2,476	1,193	3,669
Debt principal - Agile	2,108	(105)	2,003	1,500	3,503
Debt principal - 1800 Diagonal	733	(95)	638	72	710
Total debt carrying values at September 30, 2025	$13,010	$(667)	$12,343	$4,104	$16,448

The Agile Notes, 1800 Diagonal Notes, Private Placement Notes and Yorkville Note are presented at its fair value on the condensed consolidated balance sheets.

Contractual Obligations and Commitments

Revenue

Under ASC 606, revenue is recognized throughout the life of the executed agreement. Banzai measures revenue based on considerations specified in terms and conditions agreed to by a customer. Furthermore, Banzai recognizes revenue in an amount that reflects the consideration we expect to be entitled to in exchange for those services. The performance obligation is satisfied by transferring control of the service to the customer, which occurs over time.

Leases

Banzai’s existing lease contains an escalation clause. Prior to adoption of ASU 2016-02 effective January 1, 2022, Banzai accounted for operating lease transactions by recording lease expense on a straight-line basis over the expected term of the lease.

Banzai entered into a sublease which it had identified as an operating lease prior to the adoption of ASC 842 Leases. Banzai remains the primary obligor to the head lease lessor, making rental payments directly to the lessor and separately billing the sublessee. The sublease is subordinated to the master lease, and the sublessee must comply with all applicable terms of the master lease. Banzai subleased the real estate to a third-party at a monthly rental payment amount that was less than the monthly cost that it pays on the headlease with the lessor.

GEM commitment fee liability

In May 2022, the Company entered into a Share Purchase Agreement with GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “GEM”) (the “GEM Agreement”) pursuant to which, among other things, upon the terms and subject to the conditions of the GEM Agreement, GEM is to purchase from the Company (or its successor following a Reverse Merger Transaction (as defined in the GEM Agreement)) up to the number of duly authorized, validly issued, fully paid and non-assessable shares of common stock having an aggregate value of $100,000,000 (the “GEM Financing”). Further, in terms of the GEM Agreement, on the Public Listing Date, the Company was required to make and execute a warrant (“GEM Warrant”) granting GEM the right to purchase up to the number of common shares of the Company that would be equal to 3% of the total equity interests, calculated on a fully diluted basis, and at an exercise price per share equal to the lesser of (i) the public offering price or closing bid price on the date of public listing or (ii) the quotient obtained by dividing $650 million by the total number of equity interests.

On December 13, 2023, the Company and GEM entered into a binding term sheet (the “GEM Term Sheet”) and, on December 14, 2023, a letter agreement (the “GEM Letter”), agreeing to terminate in its entirety the GEM Agreement by and between the Company and GEM, other than with respect to the Company’s obligation (as the post-combination company in the Merger) to issue the GEM Warrant granting the right to purchase Class A Common Stock in an amount equal to 3% of the total number of equity interests outstanding as of the Closing, calculated on a fully diluted basis, at an exercise price on the terms and conditions set forth therein, in exchange for issuance of a $2.0 million convertible debenture with a five-year maturity and 0% coupon. Due to the determination of the final terms of the planned $2.0 million convertible debenture having not been finalized, nor the final agreement related to the convertible debenture having been executed, as of September 30, 2025, the Company recognized, concurrent with the close of the merger, a liability for the GEM commitment fee, along with a corresponding GEM commitment fee expense, in the amount of $2.0 million.

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On February 5, 2024, the Company and GEM entered into a settlement agreement (the “GEM Settlement Agreement”), pursuant to which (a) the Company and GEM agreed to (i) settle the Company’s obligations under and terminate the binding term sheet entered into between Legacy Banzai and GEM, dated December 13, 2023, and (ii) terminate the share repurchase agreement, dated May 27, 2022, by and among the Company and GEM, and (b) the Company (i) agreed to pay GEM $1.2 million in cash within three business days of the GEM Settlement Agreement and (ii) issued to GEM, on February 5, 2024, an unsecured promissory note in the amount of $1.0 million, payable in monthly installments of $100,000 beginning on March 1, 2024, with the final payment to be made on December 1, 2024 (the “GEM Promissory Note”).

The GEM Promissory Note provides that, in the event the Company fails to make a required monthly payment when due, the Company shall issue to GEM a number of shares of Class A Common Stock equal to the monthly payment amount divided by the VWAP of the Class A Common Stock for the trading day immediately preceding the applicable payment due date. In addition, the Company agreed to register on a registration statement 4,000 shares of Class A Common Stock that may be issuable under the terms of the GEM Promissory Note. The GEM Promissory Note contains customary events of default. If an event of default occurs, GEM may, at its option, demand from the Company immediate payment of any outstanding balance under the GEM Promissory Note. As of the date of these condensed consolidated financial statements, we have issued an aggregate of 19,000 shares of Class A Common Stock to GEM in lieu of monthly payment obligations.

Off-Balance Sheet Arrangements

Banzai had no off-balance sheet arrangements as of September 30, 2025.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

This item is not applicable as we are a smaller reporting company.

Item 4. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we have evaluated the effectiveness of the design and operation of our “disclosure controls and procedures,” as such term is defined in Rule 13a-15(e) or Rule 15d-15(e) promulgated under the Exchange Act as of the end of the period covered by this report. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures were not effective as of September 30, 2025 to provide reasonable assurance that material information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms due to the material weaknesses in our IT General Controls, adherence to the COSO Integrated Framework, and period end financial close and reporting process as described in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025 (the “2024 10-K”).

We are committed to the remediation of the material weaknesses as well as the continued improvement of our internal control over financial reporting. We are in the process of taking steps to remediate the identified material weaknesses and continue to evaluate our internal controls over financial reporting, as disclosed in the 2024 10-K.

As we continue our evaluation and improve our internal control over financial reporting, management may identify and take additional measures to address control deficiencies. We cannot assure you that we will be successful in remediating the material weaknesses in a timely manner.

Changes in Internal Control over Financial Reporting

As required by Rule 13a-15(d) of the Exchange Act, our management, including our principal executive officer and our principal financial officer, conducted an evaluation of the internal control over financial reporting to determine whether any changes occurred during the nine months ended September 30, 2025, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Based on that evaluation, our principal executive officer and principal financial officer concluded that the merger transaction with Vidello is considered a significant corporate event during the nine months ended September 30, 2025.

On January 31, 2025, our company closed and completed a merger with Vidello Limited (“Vidello”), a private limited company registered in England and Wales, pursuant to an Merger Agreement (the “Vidello Merger Agreement”), dated December 19, 2024, by and among Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). As a result, there have been material changes to our internal control environment. Our management has begun to assess and adjust our internal control processes to accommodate the integration of systems, personnel, and financial reporting functions. We will work on implementing additional controls to address the combined entity’s financial reporting requirements, ensuring accuracy, reliability, and compliance. While we believe these adjustments will enhance our overall control framework, we continue to monitor and evaluate their effectiveness to maintain the highest standards of financial reporting integrity.

Other than the changes noted above regarding our steps to remediate our material weaknesses and the Vidello merger, there were no other changes in our internal control over financial reporting (as the term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the nine months ended September 30, 2025 that have materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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PART II—OTHER INFORMATION

Item 1. Legal Proceedings.

From time to time, we may be party to litigation and subject to claims incident to the ordinary course of our business. As our growth continues, we may become party to an increasing number of litigation matters and claims. The outcome of litigation and claims cannot be predicted with certainty, and the resolution of these matters could materially affect our future results of operations, cash flows or financial position. To the best of our knowledge, we are not presently party to any legal proceedings that, in the opinion of management, if determined adversely to us, would individually or taken together have a material adverse effect on our business, operating results, financial condition or cash flows.

Item 1A. Risk Factors.

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and, as such, are not required to provide the information under this item. A description of risk factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2024 as supplemented and updated by subsequent quarterly reports on Form 10-Q and current reports on Form 8-K that we have filed or will file with the SEC. Please also see the risk factor stated below.

Our stock is subject to minimum requirements to remain listed on the Nasdaq Capital Market, including a minimum bid price requirement and stockholders’ equity requirement, and may be delisted if it does not maintain or regain, as applicable, compliance with those requirements.

Nasdaq Marketplace Rule 5550(a)(2) requires a minimum bid price of $1.00 per share for primary equity securities listed on the Nasdaq Capital Market (the “Minimum Bid Price Requirement”).

To regain compliance with the Minimum Bid Price Rule, the Company effected a reverse stock split at a ratio of 1-for-50, effective as of September 19, 2024 (the “September Reverse Stock Split”). Subsequently, the Company effected a 1-for-10 reverse stock split of the shares of the Company’s common stock, effective as of July 8, 2025 (the “July Reverse Stock Split”). Following the July Reverse Stock Split, the bid price of the Company’s common stock surpassed $1.00 per share. However, we have not yet been notified that we regained compliance with the Minimum Bid Price Requirement and cannot guarantee that Nasdaq will decide that we have.

While Nasdaq rules do not impose a specific limit on the number of times a listed company may effect a reverse stock split to maintain or regain compliance with the Minimum Bid Price Requirement, Nasdaq has stated that a series of reverse stock splits may undermine investor confidence in securities listed on Nasdaq. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that if any listed company that fails to meet the Minimum Bid Price Requirement after effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for a Minimum Bid Price Requirement compliance period of 180 days.

As a result, since the Company has effected the 1-for-50 September Reverse Stock Split and the 1-for-10 July Reverse Split, Nasdaq would begin the process of delisting our common stock without providing a Minimum Bid Price Requirement compliance period. However, the Company could still be eligible to request a hearing before the Nasdaq Panel to present its plan for regaining and sustaining compliance with the Minimum Bid Price Requirement.

If our common stock ceases to be listed for trading on the Nasdaq Capital Market, we expect that our common stock would be traded on one of the three tiered marketplaces of the OTC Markets Group. If Nasdaq were to delist our common stock, it would be more difficult for our stockholders to dispose of our common stock and more difficult to obtain accurate price quotations on our common stock. Our ability to issue additional securities for financing or other purposes, or otherwise to arrange for any financing we may need in the future, may also be materially and adversely affected if our common stock or warrants are not listed on a national securities exchange.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

During the period covered by this report, the Company has not issued unregistered securities to any person, except as described below. None of these transactions involved any underwriters, underwriting discounts or commissions, except as specified below, or any public offering, and, unless otherwise indicated below, the Registrant believes that each transaction was exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and/or Regulation S promulgated thereunder regarding offshore offers and sales. All recipients had adequate access, though their relationships with the Registrant, to information about the Registrant.

Shares of Class A Common Stock issued to 1800 Diagonal

Between July 22, 2025 and August 11, 2025, the Company issued an aggregate of 59,800 shares of Class A Common Stock, pursuant to conversion notices from 1800 Diagonal to convert an aggregate of $143,604 in notes the Company previously issued to them; the conversion price varied between $2.685 per share and $2.167 per share.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

During the nine months ended September 30, 2025, no director or officer of the Company adopted or terminated a “Rule 10b5-1 trading arrangement” or “non-Rule 10b5-1 trading arrangement,” as these terms are defined in Item 408(a) of Regulation S-K.

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Item 6. Exhibits.

The following documents are included as exhibits to this Quarterly Report on Form 10-Q:

Exhibit Number	Description
1.1	At the Market Offering Agreement, dated August 27, 2004 by and between Banzai and H.C. Wainwright & Co., LLC (incorporated by reference to the Current Report on Form 8-K filed on August 28, 2025).
2.1+	Agreement and Plan of Merger, dated December 8, 2022, by and among Banzai, 7GC, First Merger Sub and Second Merger Sub (incorporated by reference to Annex A-1 to the Registration Statement on Form S-4 filed on August 31, 2023).
2.2	Amendment to Agreement and Plan of Merger, dated August 4, 2023, by and among the Company and 7GC (incorporated by reference to Annex A-2 to the Registration Statement on Form S-4 filed on August 31, 2023).
2.3	Agreement and Plan of Merger, dated December 10, 2024, by and among Banzai International, Inc., Banzai Reel Acquisition, Inc. ClearDoc, Inc., and certain stockholders of ClearDoc, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 19, 2024).
2.4	Acquisition Agreement, dated December 19, 2024, by and among Banzai International, Inc., Vidello Limited, and the Shareholders of Vidello Limited (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 20, 2024).
2.5	Agreement and Plan of Merger, dated January 22, 2025 by and between Banzai International, Inc. and Act-On Software, Inc. (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025)
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 14, 2023. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on December 20, 2023).
3.2	Second Amended and Restated Bylaws of the Company, dated December 14, 2023 (incorporated by reference to the Exhibit 3.2 to the Current Report on Form 8-K filed on December 20, 2023).
3.3	Third Amended and Restated Bylaws of the Company, dated March 3, 2025 (incorporated by reference to the Exhibit 3.2 to the Current Report on Form 8-K filed on March 4, 2025).
3.4	Amendment to Second Amended and Restated Certificate of Incorporation of the Company, dated September 11, 2024. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on September 16, 2024).
3.5	Amendment to Second Amended and Restated Certificate of Incorporation of the Company, dated March 3, 2025. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on March 4, 2025).
3.6	Certificate of Amendment (2025 Stock Split) to Certificate of Incorporation of the Company, dated June 24, 2025. (incorporated by reference to the Exhibit 3.1 to the Current Report on Form 8-K filed on June 27, 2025).
4.1	Specimen Class A Common Stock Certificate of the Company (incorporated by reference to the Exhibit 4.1 to the Current Report on Form 8-K filed on December 20, 2023).
4.2	Specimen Class B Common Stock Certificate of the Company (incorporated by reference to the Exhibit 4.2 to the Current Report on Form 8-K filed on December 20, 2023).
4.3	Specimen Warrant Certificate of the Company (incorporated by reference to the Exhibit 4.3 to the Current Report on Form 8-K filed on December 20, 2023).
4.4	Warrant Agreement, dated December 22, 2020, by and between 7GC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by 7GC on December 28, 2020).
4.5	Amended and Restated Convertible Promissory Note, by and among Banzai and CP BF Lending, LLC (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
4.6	Subordinated Promissory Note, dated December 13, 2023, issued by the Company to Alco Investment Company (incorporated by reference to the Exhibit 4.5 to the Current Report on Form 8-K filed on December 20, 2023).
4.7	Warrant to Purchase Shares of Common Stock of Banzai International, Inc., dated December 15, 2023, issued by the Company to GEM Yield Bahamas Limited (incorporated by reference to the Exhibit 4.7 to the Current Report on Form 8-K filed on December 20, 2023).
4.8	Promissory Note, dated as of December 14, 2023, issued by Banzai International, Inc. to YA II PN, LTD (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 18, 2023).
4.9	Promissory Note, dated as of February 5, 2024, issued by Banzai International, Inc. to YA II PN, LTD (incorporated by reference to the Exhibit 4.11 to the Registration Statement on Form S-1 filed on February 5, 2024).
4.10	Promissory Note Agreement, dated as of March 26, 2024, issued by Banzai International, Inc. to YA II PN, LTD (incorporated by reference to Exhibit 4.10 to the Annual Report on Form 10-K filed on April 15, 2025).
4.11	Certificate of Designation of Series FE Preferred Stock (incorporated by reference to the 8-K filed on December 19, 2024).
4.12	Form of Senior Secured Convertible Note (incorporated by reference to the Current Report on Form 8-K filed on July 3, 2025).
4.13	Form of Warrant (incorporated by reference to the Current Report on Form 8-K filed on July 3, 2025).

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4.14	Form of Additional Note (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed on August 22, 2025).
4.15	Form of Additional Warrant (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-k filed on August 22, 2025).
10.1	Letter Agreement, dated December 22, 2020, by and among 7GC, its officers, its directors and the 7GC Sponsor (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by 7GC on December 28, 2020).
10.2	Private Placement Warrants Purchase Agreement, dated December 22, 2020, by and between 7GC and the 7GC Sponsor (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by 7GC on December 15, 2020).
10.3	Amended and Restated Registration Rights Agreement, dated December 14, 2023, by and among the Company, the 7GC Sponsor, certain stockholders of the Company (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on December 20, 2023).
10.4	Form of Lock-Up Agreement, by and between the Company and certain stockholders and executives of Legacy Banzai (incorporated by reference to Annex D to the Registration Statement on Form S-4 filed on August 31, 2023).
10.5#	Banzai International, Inc. 2023 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on March 25, 2024).
10.6#	Banzai International, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed on March 25, 2024).
10.7	Loan Agreement, dated February 19, 2021, by and among the Company, Joseph P. Davy as an Individual Guarantor, Demio, Inc., as an Individual Guarantor and CP BF Lending, LLC, as Lender (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
10.8	Forbearance Agreement, dated August 24, 2023, by and among the Company, the guarantors party to the Loan Agreement (as defined therein), and CP BF Lending, LLC (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).
10.9	Promissory Note, dated October 3, 2023, issued by 7GC to the 7GC Sponsor (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by 7GC on October 4, 2023).
10.10	Standby Equity Purchase Agreement, dated as of December 14, 2023, by and among the Company, YA II PN, LTD., and Banzai Operating Co LLC (f/k/a Banzai International, Inc.). (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 18, 2023).
10.11	Registration Rights Agreement, dated as of December 14, 2023, by and between the Company and YA II PN, LTD. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 18, 2023).
10.12	Share Transfer Agreement, dated December 13, 2023, by and among the Company, the 7GC Sponsor and Alco Investment Company (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on December 20, 2023).
10.13#	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on December 20, 2023).
10.14	Amendment to Fee Reduction Agreement, dated December 28, 2023, by and between the Company and Cantor Fitzgerald (incorporated by reference to the Exhibit 10.26 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.15	Settlement Agreement, dated February 5, 2024, by and between the Company, GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (incorporated by reference to the Exhibit 10.27 of Amendment No. 1 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.16	Unsecured Promissory Note, dated February 5, 2024, issued by the Company to GEM Global Yield LLC SCS (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 8 ,2024).
10.17	Supplemental Agreement, dated February 5, 2024, by and between the Company and YA II PN, LTD (incorporated by reference to Exhibit 10.29 of Amendment No. 1 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.18	Addendum to Letter Agreements, dated February 5, 2024, by and between the Company and Roth Capital Partners, LLC (incorporated by reference to the Exhibit 10.30 of Amendment No. 1 to the Registration Statement on Form S-1 filed on February 5, 2024).
10.19	Form of Convertible Promissory Note issued to YA II PN, LTD (incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed on February 3, 2025).
10.20	Second Amendment to Loan Agreement by and among the Company, Demio Holding Inc., Banzai Operating Co. LLC and CP BF Lending, LLC, as Lender dated as of September 23, 2024 (incorporated by reference to the Exhibit 10.19 to the Current Report on Form 8-K/A filed on September 27, 2024).
10.21	Debt Repayment Agreement, dated as of May 3, 2024, by and among the Company and Yorkville (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed on May 16, 2024).
10.22	Amended and Restated Debt Repayment Agreement, dated as of May 22, 2024, by and between the Company and Yorkville (incorporated by reference to Exhibit 4.12 to the Registration Statement filed on Form S-1 on September 19, 2024).
10.23	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 28, 2024).
10.24	Form of Securities Purchase Agreement (incorporated by reference to the Exhibit 10.1 to the Current Report on Form 8-K filed on September 27, 2024).
10.25	Lock-up Agreement, dated as of September 20, 2024, by and between Banzai International, Inc. and Alco Investment Company (incorporated by reference to the Exhibit 10.21 to the Current Report on Form 8-K filed on September 25, 2024).
10.26	Form of Registration Rights Agreement, by and between Banzai International, Inc. and Alco Investment Company (incorporated by reference to the Exhibit 10.20 to the Current Report on Form 8-K filed on September 25, 2024).
10.27	Securities Purchase Agreement, dated as of September 23, 2024, by and between Banzai International, Inc. and CP BF Lending, LLC (incorporated by reference to the Exhibit 10.17 to the Current Report on Form 8-K filed on September 25, 2024).
10.28	Lock-up Agreement, dated as of September 23, 2024, by and between Banzai International, Inc. and CP BF Lending, LLC (incorporated by reference to the Exhibit 10.25 to the Current Report on Form 8-K filed on September 25, 2024).
10.29	Form of Registration Rights Agreement, by and between Banzai International, Inc. and CP BF Lending, LLC (incorporated by reference to the Exhibit 10.24 to the Current Report on Form 8-K filed on September 25, 2024).
10.30	Form of Registration Rights Agreement (incorporated by reference to the Exhibit 10.2 to the Current Report on Form 8-K filed on September 27, 2024).

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10.31	Securities Purchase Agreement, dated as of September 20, 2024, by and between Banzai International, Inc. and Alco Investment Company (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.32	Repayment Agreement with Perkins Coie, LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.33	Amended and Restated Repayment Agreement with J.V.B Financial Group, LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.34	Investor Relations Consulting Agreement with MZHCI, LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.35	Side Letter to the Loan Agreement with CP BF Lending, LLC (incorporated by reference to the Exhibit 10.6 to the Current Report on Form 8-K filed on September 25, 2024).
10.36	Floor Price Adjustment Agreement with Yorkville Advisors (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.37	Repayment Agreement with Cooley LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.38	Settlement Letter with CohnReznick LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.39	Repayment Agreement with Sidley Austin LLP (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.40	Repayment Agreement with Donnelley Financial LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.41	Repayment Agreement with Verista Partners, Inc. (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.42	Consulting Agreement dated as of September 26, 2024 by and between the Company and Hudson Global Ventures, LLC (incorporated by reference to the Registration Statement on Form S-1 filed with the SEC on October 16, 2024).
10.43	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 10, 2024).
10.44	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 10, 2024).
10.45	Form of Subscription Booklet (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025)
10.46	Form of Pre-Funded Warrant (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025)
10.47	Voting and Support Agreement, dated January 22, 2025 by and between Banzai International, Inc and Joseph Davy (incorporated by reference to the Current Report on Form 8-K filed on January 23, 2025).
10.48	Form of Share Consideration Escrow Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on January 23, 2025).
10.49	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on January 23, 2025).
10.50	Voting and Support Agreement, dated December 10, 2024, by and between Joseph P. Davy and Banzai International Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 10, 2024).
10.51	Form of Lock-Up Agreement (incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2024).
10.52	Form of Pre-Funded Warrant (incorporated by reference to exhibit 10.2 to the Current Report on Form 8-K filed on December 20, 2024).
10.53	Voting and Support Agreement, dated December 19, 2024, by and between Banzai International Inc., and Joseph P. Davy (incorporated by reference to exhibit 10.3 to the Current Report on Form 8-K filed on December 20, 2024).
10.54	Closing Letter Agreement, dated January 24, 2025, by and among Banzai International, Inc., Vidello Limited and certain shareholders of Vidello Limited (incorporated by reference to exhibit 10.3 to the Current Report on Form 8-K filed on January 31, 2025).
10.55	Form of Securities Purchase Agreement (incorporated by reference to the Current Report on Form 8-K filed on July 3, 2025).
10.56	Form of Registration Rights Purchase Agreement (incorporated by reference to the Current Report on Form 8-K filed on July 3, 2025).
10.57	Form of Leak-Out Agreement (incorporated by reference to the Current Report on Form 8-K filed on July 3, 2025).
10.58	Form of Convertible Promissory Note dated September 16, 2025 (incorporated by reference to the Current Report on Form 8-K filed on September 17, 2025)
31.1*	Certification of Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1**	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2**	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS ***	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH ****	Inline XBRL Taxonomy Extension Schema With Embedded Linkbase Documents
104 ***	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.
#	Indicates management contract or compensatory plan or arrangement.
+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
***	The XBRL Instance Document and Cover Page Interactive Data File do not appear in the Interactive Data File because their XBRL tags are embedded within the Inline XBRL document.
****	Submitted electronically herewith.

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SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 14, 2025.

BANZAI INTERNATIONAL, INC.

Date: November 14, 2025	By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer

Date: November 14, 2025	By:	/s/ Dean Ditto
Dean Ditto
Chief Financial Officer

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